                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM N-CSR


                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


                Investment Company Act file number   811-03605


                         Northern Institutional Funds
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                   50 South LaSalle Street Chicago, IL 60675
              (Address of principal executive offices) (Zip code)


                         Lloyd A. Wennlund, President
                         Northern Institutional Funds
                           50 South LaSalle Street
                              Chicago, IL 60675
-------------------------------------------------------------------------------
                   (Name and address of agent for service)


Registrant's telephone number, including area code:  (312) 557-7547


Date of fiscal year end:  November 30


Date of reporting period:  November 30, 2005

Item 1. Reports to Stockholders.

               ----------------------------------------------------------------
                                                        MONEY MARKET PORTFOLIOS
                                                                           ----
       TABLE OF CONTENTS



The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds' investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Investments in the Portfolios are not insured or guaranteed by the FDIC or any other governmental agency. Although each Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds Distributors, LLC, not affiliated with Northern Trust.

                               NOT FDIC INSURED
--------------------------------------------------------------------------------
                       May lose value/No bank guarantee

 2  PORTFOLIO MANAGEMENT COMMENTARY

 6  STATEMENTS OF ASSETS AND LIABILITIES

 7  STATEMENTS OF OPERATIONS

 8  STATEMENTS OF CHANGES IN NET ASSETS

10  FINANCIAL HIGHLIGHTS

    SCHEDULES OF INVESTMENTS

    19                DIVERSIFIED ASSETS PORTFOLIO

    26                GOVERNMENT PORTFOLIO

    28                GOVERNMENT SELECT PORTFOLIO

    29                TAX-EXEMPT PORTFOLIO

    37                MUNICIPAL PORTFOLIO

48  ABBREVIATIONS AND OTHER INFORMATION

49  NOTES TO THE FINANCIAL STATEMENTS

54  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

55  TAX INFORMATION

56  FUND EXPENSES

58  TRUSTEES AND OFFICERS

64  FOR MORE INFORMATION

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1 MONEY MARKET PORTFOLIOS

PORTFOLIO MANAGEMENT COMMENTARY

DIVERSIFIED ASSETS PORTFOLIO                   Ali Bleecker - Portfolio Manager

For the 12-month period ended November 30, 2005, the Diversified Assets Portfolio posted a 2.78 percent total return, compared with the 2.70 percent return of the iMoney Net(TM) First Tier Institutional category. As of November 30, 2005, the Portfolio's Current 7-Day Yield was 3.81 percent.

Throughout 2005, the Federal Reserve continued its measured pace of credit tightening as monetary policy remained accommodative. The Fed increased short-term interest rates by 25 basis points at each of its scheduled meetings, eventually taking the benchmark interest rate target to 4.0 percent from 2.0 percent at the beginning of the year.

The Portfolio maintained a neutral to above-average duration throughout the period, increasing to modestly long at various points given expectations for Fed tightening. We focused on adding variable-rate products to the Portfolio for defensive reasons in case the Fed continues to tighten credit into mid-2006. Following Hurricane Katrina, we decreased maturity compared with the benchmark as we believed that the market rally was a bit excessive, thereby not offering attractive investment opportunities at that time. After comments by the Fed in late fall regarding the run-up in oil prices and expectations for inflation, we added some one-year positions at levels that "priced in" aggressive Fed tightening throughout the rest of 2005 and into 2006. As the period came to a close, we utilized a barbell strategy allowing us to lock in higher yielding assets when interest rates increased.

GOVERNMENT PORTFOLIO                         Mary Ann Flynn - Portfolio Manager

During the 12-month period ended November 30, 2005, the Federal Reserve continued to raise short-term interest rates at a measured pace and signaled its intention to extend the current cycle of tightening. Hurricanes Katrina and Rita dominated the markets until it was determined that the short-term impact of the storms probably would be offset by long-term economic stimulus from reconstruction. In addition, rising energy prices caused inflation concerns, prompting the Fed to state that if inflation pressures deepen, rate hikes will continue.

For the 12-month period, the Government Portfolio posted a 2.74 percent total return, compared with the 2.65 percent total return of the iMoney Net(TM) Government & Agencies Institutional category. The Portfolio's Current 7-Day Yield as of November 30, 2005, was 3.66 percent. During the period, investments were made with a rising interest rate environment in mind. We increased the Portfolio's position in overnight repurchase agreements as longer-term Treasuries and agency securities became more expensive. We also focused closely on maturity selection during the period, and maintained a shortened barbell strategy to build liquidity so that we could purchase longer-term securities when interest rates increased. To stay in line with the benchmark, we added adjustable rate securities with 30- and 90-day resets, and fixed-rate six-month, nine-month and one-year maturities.

The period began with the Portfolio in a neutral maturity position, then lengthening slightly. To close the period, we made purchases to resume a neutral maturity stance versus the benchmark.

ADDITIONAL INFORMATION

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Portfolios than the total return. Performance information shown is that of a Portfolio's Shares Class. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

Performance calculations reflect fee waivers in effect. Current 7-Day Yield refers to the net income generated over the 7-day period ending on 11/30/05. In the absence of fee waivers, the Current 7-Day Yield for the Diversified Assets Portfolio and the Government Portfolio would have been 3.79% and 3.64%, respectively, as of 11/30/05.

We compare our Portfolios to the iMoneyNet Money Fund Report Averages(TM), which are composites of professionally managed money market investments with similar investment objectives.

Investments in the Portfolios are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolios seek to maintain a value of $1.00 per share, it is possible to lose money by investing.

MONEY MARKET PORTFOLIOS 2 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PORTFOLIO MANAGEMENT COMMENTARY


GOVERNMENT SELECT PORTFOLIO                  Mary Ann Flynn - Portfolio Manager

During the 12-month period ended November 30, 2005, the Federal Reserve raised overnight rates at a measured pace and continued the cycle of monetary tightening. The economic dislocations caused by Hurricanes Katrina and Rita dominated market behavior until investors surmised that the negative short-term impact of the storms probably would be offset by long-term economic stimulus from reconstruction. In addition, the accompanying rise in energy prices stoked inflation concerns, prompting the Fed to signal its intention to extend the tightening cycle if measured inflation worsened.

The Government Select Portfolio returned 2.85 percent for 12-month period ended November 30, 2005, compared with the 2.65 percent total return of the iMoney Net(TM) Government & Agencies Institutional category. The Portfolio's Current 7-Day Yield as of November 30, 2005 was 3.81 percent. To adapt to a rising interest rate environment, the Portfolio's weighted average maturity compared to the benchmark began the 12-month period in a neutral position, was lengthened slightly mid-period and finally moved back to a neutral position at the end of November. Through purchases of six-month, nine-month and one-year fixed-rate securities, the Portfolio's yield was generally kept in line with the benchmark. We boosted the Portfolio's holdings in variable rate notes throughout the period by adding paper with 30- and 90-day resets, which allowed some of the Portfolio's coupon income to adjust higher as the Fed raised rates. While the funding operations of Freddie Mac and Fannie Mae periodically drew media scrutiny, their restructuring programs had minimal impact on our investment strategy during the 12-month period.

TAX-EXEMPT PORTFOLIO                           Kurt Stoeber - Portfolio Manager

In a 12-month period complicated by high energy prices and a tragic hurricane season that wreaked havoc on the Gulf Coast, the U.S. economy proved surprisingly resilient, inducing the Federal Reserve to continue to remove its "policy accommodation." As a result, the federal funds rate was increased by 25 basis points at each meeting.

The Tax-Exempt Portfolio continued to offer investors tax-exempt income and liquidity during the 12-month period ended November 30, 2005. For the period, the Portfolio posted a 1.98 percent total return, compared with the 1.87 percent total return of the iMoney Net(TM) Tax-Free Institutional category. The Portfolio's Current 7-Day Yield as of November 30, 2005 was 2.69 percent.

During the period, we focused on managing the Portfolio's duration in light of continued short-term interest rate increases. In addition, we reduced purchases of term notes slightly in light of strong economic signals and our view that short-term rates would continue to rise. We employed municipal commercial paper and daily or weekly variable rate demand obligations as the Portfolio's primary investment vehicles. This strategy was designed to provide liquidity as well as adjustable returns, an attractive feature in a rising rate environment. Any fixed-rate note purchases were made periodically, so as not to add significant duration in any one quarter. We also kept weighted average duration short to neutral compared with the Portfolio's benchmark.

ADDITIONAL INFORMATION

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Portfolios than the total return. Performance information shown is that of a Portfolio's Shares Class. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

Performance calculations reflect fee waivers in effect. Current 7-Day Yield refers to the net income generated over the 7-day period ending on 11/30/05. In the absence of fee waivers, the Current 7-Day Yield for the Government Select Portfolio and Tax-Exempt Portfolio would have been 3.68% and 2.66%, respectively, as of 11/30/05.

We compare our Portfolios to the iMoneyNet Money Fund Report Averages(TM), which are composites of professionally managed money market investments with similar investment objectives.

Investments in the Portfolios are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolios seek to maintain a value of $1.00 per share, it is possible to lose money by investing.

Income from the Tax-Exempt Portfolio may be subject to federal alternative minimum tax (AMT), state and local taxes.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 3 MONEY MARKET PORTFOLIOS

PORTFOLIO MANAGEMENT COMMENTARY


MUNICIPAL PORTFOLIO                            Kurt Stoeber - Portfolio Manager

The Municipal Portfolio continued to offer investors tax-exempt income and liquidity during the 12-month period ended November 30, 2005. For the period, the Portfolio posted a 2.13 percent total return, compared with the 1.87 percent total return of the iMoney Net(TM) Tax-Free Institutional category. As of November 30, the Portfolio's Current 7-Day Yield was 2.82 percent.

During the 12-month period, the outlook for the economy -- as well as Federal Reserve policy -- was complicated by high energy prices and a tragic hurricane season that wreaked havoc on the Gulf Coast. In the end, the U.S. economy proved surprisingly resilient, inducing the Fed to continue to remove its policy accommodation. During the period, the federal funds rate was increased by 25 basis points at each Fed meeting.

During the 12-month period ended November 30, 2005, we focused on managing duration in light of ongoing increases in short-term interest rates. In addition, we reduced purchases of term notes slightly in light of strong economic signals and our view that short-term rates would continue to rise. Our primary investment vehicles for the period were daily or weekly variable rate demand obligations. These instruments provided the Portfolio with liquidity as well as adjustable returns, an attractive feature in a rising rate environment. Any fixed-rate note purchases were made periodically, so as not to add significant duration in any one quarter. Lastly, we kept the Portfolio's weighted average duration neutral compared with its benchmark.

ADDITIONAL INFORMATION

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance information shown is that of the Portfolio's Shares Class. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

Performance calculations reflect fee waivers in effect. Current 7-Day Yield refers to the net income generated over the 7-day period ending on 11/30/05. In the absence of fee waivers, the Current 7-Day Yield for the Municipal Portfolio would have been 2.70% as of 11/30/05.

We compare our Portfolios to the iMoneyNet Money Fund Report Averages(TM), which are composites of professionally managed money market investments with similar investment objectives.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Income from the Municipal Portfolio may be subject to federal alternative minimum tax (AMT), state and local taxes.

MONEY MARKET PORTFOLIOS 4 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        MONEY MARKET PORTFOLIOS
                                                                           ----



                      THIS PAGE INTENTIONALLY LEFT BLANK

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 5 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES                          NOVEMBER 30, 2005

                                    DIVERSIFIED             GOVERNMENT
Amounts in thousands,                 ASSETS     GOVERNMENT   SELECT    TAX-EXEMPT MUNICIPAL
except per share data                PORTFOLIO   PORTFOLIO  PORTFOLIO   PORTFOLIO  PORTFOLIO
---------------------               -----------  ---------- ----------  ---------- ----------
ASSETS:
Investments, at amortized cost..... $ 8,291,951  $2,471,699 $4,411,333   $688,037  $1,181,941
Repurchase agreements, at cost
  which approximates fair value....   2,991,082     555,098         --         --          --
Cash...............................          --          22         --        100       8,312
Interest income receivable.........      27,505      10,246      4,514      3,164       5,052
Dividend income receivable.........          --          --         --          3          22
Receivable for securities sold.....          --          --         --        599         528
Receivable from affiliated
  administrator....................          91          24         44         10          26
Prepaid and other assets...........          75          24         42          7           9
Total Assets.......................  11,310,704   3,037,113  4,415,933    691,920   1,195,890
                                    -----------  ---------- ----------   --------  ----------
LIABILITIES:
Cash overdraft.....................          66          --        209         --          --
Payable for securities purchased...     494,542     155,165         --        200       8,264
Distributions payable to
  shareholders.....................      31,171       8,531     13,031      1,566       2,515
Payable to affiliates:
   Investment advisory fees........       2,099         596        351        153          94
   Co-administration fees..........         840         238        351         61          94
   Custody and accounting fees.....          98          27         37          8          --
   Transfer agent fees.............          45           9          6         --           4
Accrued other liabilities..........         367         130        278         27          36
Total Liabilities..................     529,228     164,696     14,263      2,015      11,007
                                    -----------  ---------- ----------   --------  ----------
Net Assets......................... $10,781,476  $2,872,417 $4,401,670   $689,905  $1,184,883
                                    -----------  ---------- ----------   --------  ----------
ANALYSIS OF NET ASSETS:
Capital stock...................... $10,781,150  $2,872,363 $4,401,685   $689,775  $1,184,849
Accumulated undistributed net
  investment income................         332          54         --        152          34
Accumulated realized losses........          (6)         --        (15)       (22)         --
Net Assets......................... $10,781,476  $2,872,417 $4,401,670   $689,905  $1,184,883
                                    -----------  ---------- ----------   --------  ----------
Net Assets:
   Shares.......................... $10,608,494  $2,768,848 $4,060,096   $685,136  $1,095,146
   Service Shares..................     123,798      87,499     69,519      4,769      89,445
   Premier Shares..................      49,184      16,070    272,055         --         292
Total Shares Outstanding (no par
  value, unlimited shares
  authorized):
   Shares..........................  10,608,183   2,768,764  4,060,104    684,996   1,095,119
   Service Shares..................     123,788      87,498     69,519      4,771      89,439
   Premier Shares..................      49,181      16,070    272,054         --         292
Net Asset Value, Redemption and
  Offering Price Per Share:
   Shares.......................... $      1.00  $     1.00 $     1.00   $   1.00  $     1.00
   Service Shares..................        1.00        1.00       1.00       1.00        1.00
   Premier Shares..................        1.00        1.00       1.00         --        1.00

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 6 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        MONEY MARKET PORTFOLIOS

STATEMENTS OF OPERATIONS            FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2005

                                    DIVERSIFIED            GOVERNMENT
                                      ASSETS    GOVERNMENT   SELECT   TAX-EXEMPT MUNICIPAL
Amounts in thousands                 PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO
--------------------                ----------- ---------- ---------- ---------- ---------
INVESTMENT INCOME:
Interest income....................  $321,485    $84,438    $122,455   $15,643    $27,713
Dividend income....................        --         --          --       136        229
   Total Investment Income.........   321,485     84,438     122,455    15,779     27,942
                                     --------    -------    --------   -------    -------
EXPENSES:
Investment advisory fees...........    25,939      6,830       8,155     1,705      2,411
Co-administration fees.............    10,376      2,732       4,077       682      1,205
Custody and accounting fees........     1,147        319         445        88        140
Transfer agent fees................       163         64         153        13         23
Registration fees..................        46         42          41        40         44
Printing fees......................       123         31          54         9         11
Professional fees..................       172         56          97        15         23
Trustee fees and expenses..........       207         64         110        17         23
Shareholder servicing fees.........       428        242       1,193        11        209
Other..............................       269        114         170        24         29
                                     --------    -------    --------   -------    -------
Total Expenses.....................    38,870     10,494      14,495     2,604      4,118
   Less voluntary waivers of
     investment advisory fees......        --         --      (4,078)       --     (1,205)
   Less expenses reimbursed by
     administrator.................    (1,659)      (382)       (798)     (189)      (255)
   Less custodian credits..........      (294)      (241)       (120)       (4)       (16)
   Net Expenses....................    36,917      9,871       9,499     2,411      2,642
                                     --------    -------    --------   -------    -------
Net Investment Income                 284,568     74,567     112,956    13,368     25,300
                                     --------    -------    --------   -------    -------
NET REALIZED GAINS(LOSSES):
Net realized gains (losses) on
  investments......................        (6)         2          12       (22)        30
   Net Realized Gains (Losses) on
     Investments...................        (6)         2          12       (22)        30
                                     --------    -------    --------   -------    -------
Net Increase in Net Assets
  Resulting from Operations........  $284,562    $74,569    $112,968   $13,346    $25,330

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 7 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

                                       DIVERSIFIED ASSETS           GOVERNMENT
                                            PORTFOLIO                PORTFOLIO
                                    ------------------------  ----------------------
Amounts in thousands                    2005         2004        2005        2004
--------------------                -----------  -----------  ----------  ----------
OPERATIONS :
Net investment income.............. $   284,568  $    99,891  $   74,567  $   25,463
Net realized gains (losses) on
  investment transactions..........          (6)           1           2           9
   Net Increase in Net Assets
     Resulting from Operations.....     284,562       99,892      74,569      25,472
                                    -----------  -----------  ----------  ----------
CAPITAL TRANSACTIONS: /(1)/
Net increase (decrease) in net
  assets resulting from Shares
  transactions.....................   1,330,082     (932,981)    327,937    (640,381)
Net increase (decrease) in net
  assets resulting from Service
  Shares transactions..............      14,116       26,814       6,717      54,098
Net increase (decrease) in net
  assets resulting from Premier
  Shares transactions..............      36,991       (8,196)     12,439     (97,467)
   Net Increase (Decrease) in Net
     Assets Resulting from Capital
     Transactions..................   1,381,189     (914,363)    347,093    (683,750)
                                    -----------  -----------  ----------  ----------
DISTRIBUTIONS TO SHARES
  SHAREHOLDERS:
From net investment income.........    (281,264)     (99,077)    (72,349)    (24,896)
   Total Distributions to Shares
     Shareholders..................    (281,264)     (99,077)    (72,349)    (24,896)
                                    -----------  -----------  ----------  ----------
DISTRIBUTIONS TO SERVICE SHARES
  SHAREHOLDERS:
From net investment income.........      (3,114)        (747)     (2,231)       (511)
   Total Distributions to Service
     Shares Shareholders...........      (3,114)        (747)     (2,231)       (511)
                                    -----------  -----------  ----------  ----------
DISTRIBUTIONS TO PREMIER SHARES
  SHAREHOLDERS:
From net investment income.........        (583)         (66)        (97)        (56)
   Total Distributions to Premier
     Shares Shareholders...........        (583)         (66)        (97)        (56)
                                    -----------  -----------  ----------  ----------
Total Increase (Decrease) in Net
  Assets...........................   1,380,790     (914,361)    346,985    (683,741)
NET ASSETS:........................
Beginning of Year..................   9,400,686   10,315,047   2,525,432   3,209,173
End of Year........................ $10,781,476  $ 9,400,686  $2,872,417  $2,525,432
                                    -----------  -----------  ----------  ----------
Accumulated Undistributed Net
  Investment Income................ $       332  $       725  $       54  $      162

/(1)/ The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 8 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEARS ENDED NOVEMBER 30,

       GOVERNMENT
         SELECT               TAX-EXEMPT             MUNICIPAL
        PORTFOLIO              PORTFOLIO             PORTFOLIO
------------------------  ------------------  ----------------------
    2005         2004       2005      2004       2005        2004
-----------  -----------  --------  --------  ----------  ----------
$   112,956  $    49,272  $ 13,368  $  6,074  $   25,300  $    9,085
         12            9       (22)       95          30           1
    112,968       49,281    13,346     6,169      25,330       9,086
-----------  -----------  --------  --------  ----------  ----------
   (160,349)  (1,170,298)   68,817    40,209    (142,499)    571,103
    (47,323)     (65,071)      423    (5,369)     14,878      44,169
    103,535      (49,169)       --        --         292          --
   (104,137)  (1,284,538)   69,240    34,840    (127,329)    615,272
-----------  -----------  --------  --------  ----------  ----------
   (105,771)     (47,405)  (13,321)   (6,033)    (23,776)     (8,792)
   (105,771)     (47,405)  (13,321)   (6,033)    (23,776)     (8,792)
-----------  -----------  --------  --------  ----------  ----------
     (2,942)      (1,046)      (76)      (41)     (1,539)       (293)
     (2,942)      (1,046)      (76)      (41)     (1,539)       (293)
-----------  -----------  --------  --------  ----------  ----------
     (4,272)        (821)       --        --          --          --
     (4,272)        (821)       --        --          --          --
-----------  -----------  --------  --------  ----------  ----------
   (104,154)  (1,284,529)   69,189    34,935    (127,314)    615,273
  4,505,824    5,790,353   620,716   585,781   1,312,197     696,924
$ 4,401,670  $ 4,505,824  $689,905  $620,716  $1,184,883  $1,312,197
-----------  -----------  --------  --------  ----------  ----------
$        --  $        29  $    152  $    181  $       34  $       19
             -----------  --------  --------  ----------  ----------

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 9 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS

DIVERSIFIED ASSETS PORTFOLIO

                                                             SHARES
                                 -------------------------------------------------------------
Selected per share data              2005        2004         2003         2002        2001
-----------------------          -----------  ----------  -----------  -----------  ----------
Net Asset Value, Beginning
  of Year....................... $      1.00  $     1.00  $      1.00  $      1.00  $     1.00
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income...........        0.03        0.01         0.01         0.02        0.04
   Total from Investment
     Operations.................        0.03        0.01         0.01         0.02        0.04
                                 -----------  ----------  -----------  -----------  ----------
LESS DISTRIBUTIONS PAID:
   From net investment
     income.....................       (0.03)      (0.01)       (0.01)       (0.02)      (0.04)
       Total Distributions
         Paid...................       (0.03)      (0.01)       (0.01)       (0.02)      (0.04)
                                 -----------  ----------  -----------  -----------  ----------
Net Asset Value, End of Year.... $      1.00  $     1.00  $      1.00  $      1.00  $     1.00
                                 -----------  ----------  -----------  -----------  ----------
Total Return /(1)/..............        2.78%       1.00%        0.96%        1.76%       4.52%
SUPPLEMENTAL DATA AND
  RATIOS:
Net assets, in thousands,
  end of year................... $10,608,494  $9,278,804  $10,211,783  $10,861,104  $9,620,568
Ratio to average net assets
  of:
   Expenses, net of
     reimbursements.............        0.35%       0.35%        0.35%        0.35%       0.35%
   Expenses, before
     reimbursements.............        0.37%       0.37%        0.37%        0.37%       0.36%
   Net investment income,
     net of reimbursements......        2.75%       0.99%        0.97%        1.76%       4.35%
   Net investment income,
     before reimbursements......        2.73%       0.97%        0.95%        1.74%       4.34%

                                                   SERVICE
                               ----------------------------------------------
 Selected per share data         2005      2004      2003     2002      2001
 -----------------------       --------  --------  -------  --------  -------
 Net Asset Value,
   Beginning of Year.......... $   1.00  $   1.00  $  1.00  $   1.00  $  1.00
 INCOME FROM INVESTMENT
   OPERATIONS:
 Net investment income........     0.02      0.01     0.01      0.01     0.04
    Total from Investment
      Operations..............     0.02      0.01     0.01      0.01     0.04
                               --------  --------  -------  --------  -------
 LESS DISTRIBUTIONS PAID:
    From net investment
      income..................    (0.02)    (0.01)   (0.01)    (0.01)   (0.04)
        Total
          Distributions
          Paid................    (0.02)    (0.01)   (0.01)    (0.01)   (0.04)
                               --------  --------  -------  --------  -------
 Net Asset Value, End of
   Year                        $   1.00  $   1.00  $  1.00  $   1.00  $  1.00
                               --------  --------  -------  --------  -------
 Total Return /(1)/...........     2.51%     0.74%    0.70%     1.50%    4.24%
 SUPPLEMENTAL DATA AND
   RATIOS:
 Net assets, in
   thousands, end of year..... $123,798  $109,686  $82,872  $104,157  $74,165
 Ratio to average net
   assets of:
    Expenses, net of
      reimbursements /(2)/....     0.61%     0.61%    0.61%     0.61%    0.63%
    Expenses, before
      reimbursements /(2)/....     0.63%     0.63%    0.63%     0.63%    0.64%
    Net investment
      income, net of
      reimbursements..........     2.49%     0.73%    0.71%     1.50%    4.07%
    Net investment
      income, before
      reimbursements..........     2.47%     0.71%    0.69%     1.48%    4.06%

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

/(2)/ Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 10 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEARS ENDED NOVEMBER 30,

DIVERSIFIED ASSETS PORTFOLIO

                                                    PREMIER
                                 ---------------------------------------------
Selected per share data            2005   2004/ (3)/ 2003/ (3)/   2002     2001
-----------------------          -------  ---------  ---------  -------  -------
Net Asset Value, Beginning
  of Year....................... $  1.00   $  1.00    $  1.00   $  1.00  $  1.00
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income...........    0.02        --         --      0.01     0.04
   Total from Investment
     Operations.................    0.02        --         --      0.01     0.04
                                 -------   -------    -------   -------  -------
LESS DISTRIBUTIONS PAID:
   From net investment
     income.....................   (0.02)       --         --     (0.01)   (0.04)
       Total Distributions
         Paid...................   (0.02)       --         --     (0.01)   (0.04)
                                 -------   -------    -------   -------  -------
Net Asset Value, End of Year.... $  1.00   $  1.00    $  1.00   $  1.00  $  1.00
                                 -------   -------    -------   -------  -------
Total Return /(1)/..............    2.25%     0.48%      0.44%     1.24%    3.97%
SUPPLEMENTAL DATA AND
  RATIOS:
Net assets, in thousands,
  end of year................... $49,184   $12,196    $20,392   $21,752  $54,876
Ratio to average net assets
  of:
   Expenses, net of
     reimbursements /(2)/.......    0.87%     0.87%      0.87%     0.87%    0.89%
   Expenses, before
     reimbursements /(2)/.......    0.89%     0.89%      0.89%     0.89%    0.90%
   Net investment income,
     net of reimbursements......    2.23%     0.47%      0.45%     1.24%    3.81%
   Net investment income,
     before reimbursements......    2.21%     0.45%      0.43%     1.22%    3.80%

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

/(2)/ Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Premier Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

/(3)/ Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 11 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

GOVERNMENT PORTFOLIO

                                                           SHARES
                              ---------------------------------------------------------------
                                    2005          2004        2003        2002        2001
Selected per share data       ----------       ----------  ----------  ----------  ----------
Net Asset Value,
  Beginning of Year.......... $     1.00       $     1.00  $     1.00  $     1.00  $     1.00
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income........       0.03             0.01        0.01        0.02        0.04
   Total from Investment
     Operations..............       0.03             0.01        0.01        0.02        0.04
                              ----------       ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS PAID:
   From net investment
     income..................      (0.03)           (0.01)      (0.01)      (0.02)      (0.04)
       Total
         Distributions
         Paid................      (0.03)           (0.01)      (0.01)      (0.02)      (0.04)
                              ----------       ----------  ----------  ----------  ----------
Net Asset Value, End of
  Year....................... $     1.00       $     1.00  $     1.00  $     1.00  $     1.00
                              ----------       ----------  ----------  ----------  ----------
Total Return /(1)/...........       2.74%            0.96%       0.92%       1.59%       4.30%
SUPPLEMENTAL DATA AND
  RATIOS:
Net assets, in
  thousands, end of year..... $2,768,848       $2,441,013  $3,081,385  $2,638,730  $2,747,048
Ratio to average net
  assets of:
   Expenses, net of
     reimbursements and
     credits.................       0.35%/(3)/       0.35%       0.35%       0.35%       0.35%
   Expenses, before
     reimbursements and
     credits.................       0.37%            0.38%       0.37%       0.38%       0.38%
   Net investment
     income, net of
     reimbursements and
     credits.................       2.74%            0.95%       0.91%       1.58%       4.07%
   Net investment
     income, before
     reimbursements and
     credits.................       2.72%            0.92%       0.89%       1.55%       4.04%

                                                   SERVICE
                              ------------------------------------------------
Selected per share data           2005        2004     2003     2002     2001
-----------------------       -------       -------  -------  -------  -------
Net Asset Value,
  Beginning of Year.......... $  1.00       $  1.00  $  1.00  $  1.00  $  1.00
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income........    0.02          0.01     0.01     0.01     0.04
   Total from Investment
     Operations..............    0.02          0.01     0.01     0.01     0.04
                              -------       -------  -------  -------  -------
LESS DISTRIBUTIONS PAID:
   From net investment
     income..................   (0.02)        (0.01)   (0.01)   (0.01)   (0.04)
       Total
         Distributions
         Paid................   (0.02)        (0.01)   (0.01)   (0.01)   (0.04)
                              -------       -------  -------  -------  -------
Net Asset Value, End of
  Year....................... $  1.00       $  1.00  $  1.00  $  1.00  $  1.00
                              -------       -------  -------  -------  -------
Total Return /(1)/               2.48%         0.71%    0.66%    1.33%    4.02%
SUPPLEMENTAL DATA AND
  RATIOS:
Net assets, in
  thousands, end of year..... $87,499       $80,782  $26,684  $54,924  $37,349
Ratio to average net
  assets of:
   Expenses, net of
     reimbursements and
     credits /(2)/...........    0.61%/(3)/    0.61%    0.61%    0.61%    0.62%
   Expenses, before
     reimbursements and
     credits /(2)/...........    0.63%         0.64%    0.63%    0.64%    0.65%
   Net investment
     income, net of
     reimbursements and
     credits.................    2.48%         0.69%    0.65%    1.32%    3.80%
   Net investment
     income, before
     reimbursements and
     credits.................    2.46%         0.66%    0.63%    1.29%    3.77%

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

/(2)/ Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

/(3)/ The net expense ratio includes custodian credits of approximately
      $241,000 or 0.01% of average net assets. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 12 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEARS ENDED NOVEMBER 30,

GOVERNMENT PORTFOLIO

                                                     PREMIER
                              ----------------------------------------------------
Selected per share data           2005      2004 /(4)/ 2003 /(4)/   2002      2001
-----------------------       -------       ---------  ---------  --------  --------
Net Asset Value,
  Beginning of Year.......... $  1.00        $ 1.00    $   1.00   $   1.00  $   1.00
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income........    0.02            --          --       0.01      0.04
   Total from Investment
     Operations..............    0.02            --          --       0.01      0.04
                              -------        ------    --------   --------  --------
LESS DISTRIBUTIONS PAID:
   From net investment
     income..................   (0.02)           --          --      (0.01)    (0.04)
       Total
         Distributions
         Paid................   (0.02)           --          --      (0.01)    (0.04)
                              -------        ------    --------   --------  --------
Net Asset Value, End of
  Year....................... $  1.00        $ 1.00    $   1.00   $   1.00  $   1.00
                              -------        ------    --------   --------  --------
Total Return /(1)/...........    2.22%         0.45%       0.40%      1.06%     3.75%
SUPPLEMENTAL DATA AND
  RATIOS:
Net assets, in
  thousands, end of year..... $16,070        $3,637    $101,104   $111,828  $118,965
Ratio to average net
  assets of:
   Expenses, net of
     reimbursements and
     credits /(2)/...........    0.87%/(3)/    0.87%       0.87%      0.87%     0.88%
   Expenses, before
     reimbursements and
     credits /(2)/...........    0.89%         0.90%       0.89%      0.90%     0.91%
   Net investment
     income, net of
     reimbursements and
     credits.................    2.22%         0.43%       0.39%      1.06%     3.54%
   Net investment
     income, before
     reimbursements and
     credits.................    2.20%         0.40%       0.37%      1.03%     3.51%

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

/(2)/ Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Premier Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

/(3)/ The net expense ratio includes custodian credits of approximately
      $241,000 or 0.01% of average net assets. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

/(4)/ Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 13 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

GOVERNMENT SELECT PORTFOLIO

                                                        SHARES
                              -----------------------------------------------------------
Selected per share data          2005        2004        2003        2002        2001
-----------------------       ----------  ----------  ----------  ----------  ----------
Net Asset Value,
  Beginning of Year.......... $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income........       0.03        0.01        0.01        0.02        0.04
   Total from Investment
     Operations..............       0.03        0.01        0.01        0.02        0.04
                              ----------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS PAID:
   From net investment
     income..................      (0.03)      (0.01)      (0.01)      (0.02)      (0.04)
       Total
         Distributions
         Paid................      (0.03)      (0.01)      (0.01)      (0.02)      (0.04)
                              ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of
  Year....................... $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                              ----------  ----------  ----------  ----------  ----------
Total Return /(1)/...........       2.85%       1.06%       0.98%       1.67%       4.39%
SUPPLEMENTAL DATA AND
  RATIOS:
Net assets, in
  thousands, end of year..... $4,060,096  $4,220,463  $5,390,753  $4,068,010  $4,280,572
Ratio to average net
  assets of:
   Expenses, net of
     waivers and
     reimbursements..........       0.20%       0.20%       0.20%       0.20%       0.20%
   Expenses, before
     waivers and
     reimbursements..........       0.33%       0.32%       0.32%       0.33%       0.37%
   Net investment
     income, net of
     waivers and
     reimbursements..........       2.80%       1.04%       0.98%       1.66%       4.14%
   Net investment
     income, before
     waivers and
     reimbursements..........       2.67%       0.92%       0.86%       1.53%       3.97%

                                                   SERVICE
                               -----------------------------------------------
 Selected per share data         2005     2004      2003      2002      2001
 -----------------------       -------  --------  --------  --------  --------
 Net Asset Value,
   Beginning of Year.......... $  1.00  $   1.00  $   1.00  $   1.00  $   1.00
 INCOME FROM INVESTMENT
   OPERATIONS:
 Net investment income........    0.03      0.01      0.01      0.01      0.04
    Total from Investment
      Operations..............    0.03      0.01      0.01      0.01      0.04
                               -------  --------  --------  --------  --------
 LESS DISTRIBUTIONS PAID:
    From net investment
      income..................   (0.03)    (0.01)    (0.01)    (0.01)    (0.04)
        Total
          Distributions
          Paid................   (0.03)    (0.01)    (0.01)    (0.01)    (0.04)
                               -------  --------  --------  --------  --------
 Net Asset Value, End of
   Year....................... $  1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               -------  --------  --------  --------  --------
 Total Return /(1)/...........    2.58%     0.80%     0.72%     1.41%     4.11%
 SUPPLEMENTAL DATA AND
   RATIOS:
 Net assets, in
   thousands, end of year..... $69,519  $116,841  $181,912  $119,239  $128,761
 Ratio to average net
   assets of:
    Expenses, net of
      waivers and
      reimbursements /(2)/....    0.46%     0.46%     0.46%     0.46%     0.48%
    Expenses, before
      waivers and
      reimbursements /(2)/....    0.59%     0.58%     0.58%     0.59%     0.65%
    Net investment
      income, net of
      waivers and
      reimbursements..........    2.54%     0.78%     0.72%     1.40%     3.87%
    Net investment
      income, before
      waivers and
      reimbursements..........    2.41%     0.66%     0.60%     1.27%     3.70%

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

/(2)/ Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 14 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEARS ENDED NOVEMBER 30,

GOVERNMENT SELECT PORTFOLIO

                                                  PREMIER
                              ----------------------------------------------
  Selected per share data       2005      2004    2003 /(3)/   2002     2001
  -----------------------     --------  --------  ---------  --------  ------
  Net Asset Value,
    Beginning of Year........ $   1.00  $   1.00  $   1.00   $   1.00  $ 1.00
  INCOME FROM INVESTMENT
    OPERATIONS:
  Net investment income......     0.02      0.01        --       0.01    0.04
     Total from
       Investment
       Operations............     0.02      0.01        --       0.01    0.04
                              --------  --------  --------   --------  ------
  LESS DISTRIBUTIONS
    PAID:
     From net investment
       income................    (0.02)    (0.01)       --      (0.01)  (0.04)
         Total
           Distributions
           Paid..............    (0.02)    (0.01)       --      (0.01)  (0.04)
                              --------  --------  --------   --------  ------
  Net Asset Value, End
    of Year.................. $   1.00  $   1.00  $   1.00   $   1.00  $ 1.00
                              --------  --------  --------   --------  ------
  Total Return /(1)/.........     2.32%     0.54%     0.46%      1.15%   3.84%
  SUPPLEMENTAL DATA AND
    RATIOS:
  Net assets, in
    thousands, end of
    year..................... $272,055  $168,520  $217,688   $126,645  $9,916
  Ratio to average net
    assets of:
     Expenses, net of
       waivers and
       reimbursements
       /(2)/.................     0.72%     0.72%     0.72%      0.72%   0.74%
     Expenses, before
       waivers and
       reimbursements
       /(2)/.................     0.85%     0.84%     0.84%      0.85%   0.91%
     Net investment
       income, net of
       waivers and
       reimbursements........     2.28%     0.52%     0.46%      1.14%   3.60%
     Net investment
       income, before
       waivers and
       reimbursements........     2.15%     0.40%     0.34%      1.01%   3.43%

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

/(2)/ Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Premier Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

/(3)/ Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 15 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TAX-EXEMPT PORTFOLIO

                                                   SHARES
                              ------------------------------------------------
Selected per share data         2005      2004      2003      2002      2001
-----------------------       --------  --------  --------  --------  --------
Net Asset Value,
  Beginning of Year.......... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income........     0.02      0.01      0.01      0.01      0.03
   Total from Investment
     Operations..............     0.02      0.01      0.01      0.01      0.03
                              --------  --------  --------  --------  --------
LESS DISTRIBUTIONS PAID:
   From net investment
     income..................    (0.02)    (0.01)    (0.01)    (0.01)    (0.03)
       Total
         Distributions
         Paid................    (0.02)    (0.01)    (0.01)    (0.01)    (0.03)
                              --------  --------  --------  --------  --------
Net Asset Value, End of
  Year....................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                              --------  --------  --------  --------  --------
Total Return /(1)/...........     1.98%     0.86%     0.82%     1.31%     2.84%
SUPPLEMENTAL DATA AND
  RATIOS:
Net assets, in
  thousands, end of year..... $685,136  $616,369  $576,067  $906,147  $683,912
Ratio to average net
  assets of:
   Expenses, net of
     reimbursements..........     0.35%     0.35%     0.35%     0.35%     0.35%
   Expenses, before
     reimbursements..........     0.38%     0.38%     0.38%     0.37%     0.38%
   Net investment
     income, net of
     reimbursements..........     1.96%     0.86%     0.83%     1.31%     2.79%
   Net investment
     income, before
     reimbursements..........     1.93%     0.83%     0.80%     1.29%     2.76%

                                                      SERVICE
                                      ---------------------------------------
 Selected per share data               2005    2004    2003    2002     2001
 -----------------------              ------  ------  ------  ------  -------
 Net Asset Value, Beginning of
   Year.............................. $ 1.00  $ 1.00  $ 1.00  $ 1.00  $  1.00
 INCOME FROM INVESTMENT
   OPERATIONS:
 Net investment income...............   0.02    0.01    0.01    0.01     0.03
    Total from Investment
      Operations.....................   0.02    0.01    0.01    0.01     0.03
                                      ------  ------  ------  ------  -------
 LESS DISTRIBUTIONS PAID:
    From net investment income.......  (0.02)  (0.01)  (0.01)  (0.01)   (0.03)
        Total Distributions Paid.....  (0.02)  (0.01)  (0.01)  (0.01)   (0.03)
                                      ------  ------  ------  ------  -------
 Net Asset Value, End of Year........ $ 1.00  $ 1.00  $ 1.00  $ 1.00  $  1.00
                                      ------  ------  ------  ------  -------
 Total Return /(1)/..................   1.72%   0.60%   0.57%   1.05%    2.56%
 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands, end of
   year.............................. $4,769  $4,347  $9,714  $9,346  $14,697
 Ratio to average net assets of:
    Expenses, net of
      reimbursements /(2)/...........   0.61%   0.61%   0.61%   0.61%    0.63%
    Expenses, before
      reimbursements /(2)/...........   0.64%   0.64%   0.64%   0.63%    0.66%
    Net investment income, net of
      reimbursements.................   1.70%   0.60%   0.57%   1.05%    2.51%
    Net investment income, before
      reimbursements.................   1.67%   0.57%   0.54%   1.03%    2.48%

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

/(2)/ Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 16 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEARS ENDED NOVEMBER 30,

MUNICIPAL PORTFOLIO

                                                          SHARES
                                   ----------------------------------------------------
Selected per share data               2005        2004       2003      2002      2001
-----------------------            ----------  ----------  --------  --------  --------
Net Asset Value, Beginning of
  Year............................ $     1.00  $     1.00  $   1.00  $   1.00  $   1.00
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income.............       0.02        0.01      0.01      0.01      0.03
   Total from Investment
     Operations...................       0.02        0.01      0.01      0.01      0.03
                                   ----------  ----------  --------  --------  --------
LESS DISTRIBUTIONS PAID:
   From net investment income.....      (0.02)      (0.01)    (0.01)    (0.01)    (0.03)
       Total Distributions
         Paid.....................      (0.02)      (0.01)    (0.01)    (0.01)    (0.03)
                                   ----------  ----------  --------  --------  --------
Net Asset Value, End of Year...... $     1.00  $     1.00  $   1.00  $   1.00  $   1.00
                                   ----------  ----------  --------  --------  --------
Total Return /(1)/................       2.13%       1.01%     0.93%     1.41%     2.93%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end
  of year......................... $1,095,146  $1,237,629  $666,525  $413,098  $141,721
Ratio to average net assets
  of:
   Expenses, net of waivers
     and reimbursements...........       0.20%       0.20%     0.20%     0.21%     0.21%
   Expenses, before waivers
     and reimbursements...........       0.32%       0.33%     0.33%     0.36%     0.43%
   Net investment income, net
     of waivers and
     reimbursements...............       2.12%       1.03%     0.90%     1.40%     2.82%
   Net investment income,
     before waivers and
     reimbursements...............       2.00%       0.90%     0.77%     1.25%     2.60%

                                                     SERVICE
                                   -------------------------------------------
Selected per share data              2005     2004     2003     2002     2001
-----------------------            -------  -------  -------  -------  -------
Net Asset Value, Beginning of
  Year............................ $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income.............    0.02     0.01     0.01     0.01     0.03
   Total from Investment
     Operations...................    0.02     0.01     0.01     0.01     0.03
                                   -------  -------  -------  -------  -------
LESS DISTRIBUTIONS PAID:
   From net investment income.....   (0.02)   (0.01)   (0.01)   (0.01)   (0.03)
       Total Distributions
         Paid.....................   (0.02)   (0.01)   (0.01)   (0.01)   (0.03)
                                   -------  -------  -------  -------  -------
Net Asset Value, End of Year...... $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                   -------  -------  -------  -------  -------
Total Return /(1)/................    1.87%    0.75%    0.67%    1.16%    2.66%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end
  of year......................... $89,445  $74,568  $30,399  $45,642  $39,638
Ratio to average net assets
  of:
   Expenses, net of waivers
     and reimbursements /(2)/.....    0.46%    0.46%    0.46%    0.46%    0.47%
   Expenses, before waivers
     and reimbursements /(2)/.....    0.58%    0.59%    0.59%    0.61%    0.69%
   Net investment income, net
     of waivers and
     reimbursements...............    1.86%    0.77%    0.64%    1.15%    2.56%
   Net investment income,
     before waivers and
     reimbursements...............    1.74%    0.64%    0.51%    1.00%    2.34%

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

/(2)/ Prior to February 1, 2001, expenses included an additional fee equal to 0.08% of average net assets of the Service Class paid to Northern Trust or other institutions for systems support and related services. Payment of this fee has been eliminated.

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 17 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)              FOR THE PERIOD ENDED NOVEMBER 30,

MUNICIPAL PORTFOLIO

                                                                  PREMIER
                                                                 ---------
    Selected per share data                                      2005 /(3)/
    -----------------------                                      ---------
    Net Asset Value, Beginning of Period........................   $1.00
    INCOME FROM INVESTMENT OPERATIONS:
    Net investment income.......................................      --
       Total from Investment Operations.........................      --
                                                                   -----
    LESS DISTRIBUTIONS PAID:
       From net investment income...............................      --
           Total Distributions Paid.............................      --
                                                                   -----
    Net Asset Value, End of Period..............................   $1.00
                                                                   -----
    Total Return /(1)/..........................................    0.14%
    SUPPLEMENTAL DATA AND RATIOS:
    Net assets, in thousands, end of period.....................   $ 292
    Ratio to average net assets of: /(2)/
       Expenses, net of waivers and reimbursements..............    0.72%
       Expenses, before waivers and reimbursements..............    0.84%
       Net investment income, net of waivers and reimbursements.    2.26%
       Net investment income, before waivers and reimbursements.    2.14%

/(1)/ Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for period less than one year.

/(2)/ Annualized for period less than one year.

/(3)/ For the period November 9, 2005 (commencement of operations) through
      November 30, 2005. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 18 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        MONEY MARKET PORTFOLIOS
                                                                           ----
       SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2005


       DIVERSIFIED ASSETS PORTFOLIO

                                                        PRINCIPAL
                                                         AMOUNT    VALUE
                                                         (000S)    (000S)
     ASSET-BACKED NOTES - 1.3%
     Auto Receivables - 0.4%
       Capital One Auto Finance Trust, Series 2005-D,
        Class A1,
        4.43%, 12/15/06                                  $22,000  $ 22,000
       Ford Credit Auto Owner Trust, Series 2005-C,
        Class A1,
        4.11%, 12/15/05                                   13,604    13,604
       Household Automotive Trust, Series 2005-2,
        Class A1,
        3.70%, 8/17/06                                     9,845     9,845
     -------------------------------------------------  --------- --------
                                                                    45,449
     -------------------------------------------------  --------- --------
     International Receivables - 0.8%
       Permanent Financing PLC, FRN, Series 7,
        Class 1A,
        4.06%, 12/12/05                                   35,000    35,000
       Permanent Financing PLC, FRN, Series 8,
        Class 1A,
        4.06%, 12/12/05                                   47,000    47,000
     -------------------------------------------------  --------- --------
                                                                    82,000
     -------------------------------------------------  --------- --------
     Other Receivables - 0.1%
       General Electric Commercial Equipment Financing
        LLC, Series 2005-1, Class A1,
        3.42%, 6/20/06                                     7,860     7,860
     -------------------------------------------------  --------- --------
     Total Asset-Backed Notes (Cost $135,309)                      135,309

     CERTIFICATES OF DEPOSIT - 20.9%
     Domestic Depository Institutions - 1.6%
       American Express Centurion, FRN,
        4.08%, 12/16/05                                   26,000    26,000
       HSBC Bank USA,
        4.20%, 4/3/06                                     25,000    25,000
       Marshall & Ilsley Bank, FRN,
        3.98%, 12/29/05                                   17,000    17,000
       Washington Mutual Bank, FA, Stockton,
        California,
        4.00%, 2/22/06                                    30,000    30,000
       Wells Fargo Bank, N.A., San Francisco,
        California,
        4.19%, 12/28/05                                   75,000    75,000
     -------------------------------------------------  --------- --------
                                                                   173,000
     -------------------------------------------------  --------- --------
     Foreign Depository Institutions - 19.3%
       ABN AMRO, London Branch,
        3.56%, 12/19/05                                   25,000    25,000
        4.73%, 12/1/06                                    25,000    25,000

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
       CERTIFICATES OF DEPOSIT - 20.9% - CONTINUED
       Foreign Depository Institutions - 19.3% - (continued)
         Alliance & Leicester, London Branch,
          3.60%, 12/23/05                               $10,000  $10,000
          4.05%, 3/27/06                                 16,000   16,000
         Banca Intesa Spa, New York Branch,
          4.03%, 12/8/05                                 75,000   75,000
         Barclays Bank, London Branch,
          3.29%, 12/1/05                                 66,500   66,500
          4.51%, 10/16/06                                25,000   25,000
          4.69%, 11/3/06                                 65,000   65,000
         BNP Paribas, London Branch,
          3.54%, 12/14/05                                63,000   63,000
          3.74%, 12/21/05                                10,000   10,000
          3.60%, 12/23/05                                30,000   30,000
          3.57%, 12/29/05                                40,000   40,000
          4.74%, 11/27/06                                33,000   33,000
         CALYON, London Branch,
          3.67%, 1/5/06                                  20,000   20,000
          3.86%, 1/31/06                                 38,000   38,000
          4.78%, 11/16/06                                60,000   60,000
          4.70%, 12/1/06                                 50,000   50,000
         CIBC, New York Branch, FRN,
          4.00%, 1/4/06                                  64,000   63,978
         Commonwealth Bank of Australia,
          4.14%, 5/31/06                                 50,000   50,000
         Credit Agricole, London Branch,
          3.88%, 2/2/06                                  20,000   20,000
          4.20%, 4/4/06                                  36,000   36,000
          4.13%, 5/23/06                                 40,000   40,000
          4.54%, 10/17/06                                20,000   20,000
         Credit Suisse First Boston, New York Branch,
          3.31%, 12/2/05                                 25,000   25,000
          4.27%, 2/6/06, FRN                             49,000   49,000
          4.33%, 2/10/06, FRN                            19,000   19,003
          4.13%, 5/23/06                                 19,000   19,000
          4.73%, 11/3/06                                 12,000   12,000
          4.76%, 12/4/06                                 25,000   25,000
         Deutsche Bank, London Branch,
          3.59%, 12/27/05                                27,000   26,999
         Deutsche Bank, New York Branch,
          3.88%, 2/2/06                                  43,000   43,000
          4.11%, 5/8/06                                  45,000   45,000
          4.13%, 5/30/06                                 30,000   30,000
          4.50%, 10/12/06                                25,000   25,000
          4.75%, 11/6/06                                 20,000   20,000

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 19 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       DIVERSIFIED ASSETS PORTFOLIO (continued)

                                                      PRINCIPAL
                                                       AMOUNT     VALUE
                                                       (000S)     (000S)
     CERTIFICATES OF DEPOSIT - 20.9% - CONTINUED
     Foreign Depository Institutions - 19.3% - (continued)
       Fortis Bank, New York Branch,
        3.83%, 1/25/06                                $ 40,000  $   39,999
       HBOS Treasury Services, London Branch,
        4.13%, 5/25/06                                  50,000      50,000
       HBOS Treasury Services, New York Branch,
        3.31%, 12/2/05                                  25,000      25,000
        3.37%, 12/12/05                                 25,000      25,000
        3.63%, 1/3/06                                   33,000      33,000
        4.14%, 5/31/06                                  12,000      12,000
        4.75%, 12/4/06                                  25,000      25,000
       HSBC PLC, London Branch,
        4.47%, 5/8/06                                   13,000      13,000
       Lloyds Bank, New York Branch,
        3.78%, 12/1/05, FRN                             15,000      15,000
        3.56%, 12/15/05                                 35,000      35,000
       Nordea Bank, New York Branch, FRN,
        3.76%, 12/12/05                                 25,000      24,999
       Royal Bank of Canada, New York Branch,
        4.75%, 12/4/06                                  40,000      40,000
       Royal Bank of Scotland, New York Branch,
        3.78%, 12/1/05, FRN                             75,000      74,989
        3.93%, 12/30/05, FRN                            25,000      24,999
        3.67%, 1/5/06                                   25,000      25,000
        4.08%, 3/27/06                                  39,000      39,000
        4.71%, 11/6/06                                  20,000      19,987
       Societe Generale, London Branch,
        3.56%, 12/16/05                                 10,000      10,000
        3.80%, 1/20/06                                  30,000      30,000
        3.86%, 1/31/06                                  27,000      27,000
        4.10%, 5/9/06                                   30,000      30,000
        4.50%, 10/13/06                                 35,000      35,000
        4.70%, 12/1/06                                 100,000     100,000
       Svenska Handelsbanken, Inc.,
        New York Branch,
        4.75%, 12/4/06                                  53,000      53,000
       UBS AG, Stamford Branch,
        4.03%, 12/12/05                                 50,000      50,000
     ------------------------------------------------ --------- ----------
                                                                 2,077,453
     ------------------------------------------------ --------- ----------
     Total Certificates of Deposits (Cost $2,250,453)            2,250,453

                                                      PRINCIPAL
                                                       AMOUNT    VALUE
                                                       (000S)    (000S)
       COMMERCIAL PAPER - 24.1%
       Auto Receivables - 2.9%
         FCAR1 Owner Trust,
          3.73%, 1/18/06                               $35,000  $ 34,826
          3.87%, 2/3/06                                 17,000    16,883
          3.90%, 3/2/06                                 93,000    92,083
         Ford Credit Floorplan Master Owner Trust A,
          Motown Funding LLC, Series 2002, /(1)/
          4.07%, 12/9/05                                50,000    49,955
          4.14%, 12/20/05                               90,893    90,694
          4.15%, 12/22/05                               30,000    29,927
       ---------------------------------------------  --------- --------
                                                                 314,368
       ---------------------------------------------  --------- --------
       Credit Card Master Trusts - 1.9%
         Capital One Multi Execution Trust, Nova Notes, /(1)/
          4.23%, 1/19/06                                20,000    19,885
         Citibank Credit Card Master Trust, Dakota Certificates,
          4.04%, 12/1/05                                35,000    35,000
          4.05%, 12/6/05 /(1)/                          20,000    19,989
          4.04%, 12/12/05                               25,000    24,969
          4.26%, 1/23/06                                35,000    34,780
         MBNA Credit Card Master Trust,
          Emerald Certificates, /(1)/
          3.91%, 12/6/05                                20,000    19,989
          4.18%, 1/11/06                                29,137    28,998
          4.19%, 1/12/06                                20,000    19,902
       ---------------------------------------------  --------- --------
                                                                 203,512
       ---------------------------------------------  --------- --------
       Domestic Depository Institutions - 0.2%
         HSBC USA, Inc.,
          3.55%, 12/27/05                               25,000    24,936
       ---------------------------------------------  --------- --------
       Foreign Depository Institutions - 1.8%
         Banco Santander Central Hispano,
          3.93%, 3/20/06                                75,000    74,108
         Bank of Ireland,
          3.93%, 3/13/06                                25,000    24,722
         Greenwich Capital Holdings, Inc., FRCP,
          4.09%, 12/1/05                                15,000    15,000
         Nordea North America, Inc.,
          3.58%, 12/30/05                               15,000    14,957
         Rabobank Nederland, N.V.,
          3.59%, 1/4/06                                 35,000    34,881
         Skandinaviska Enskildabanken Funding, Inc.,
          3.53%, 12/15/05                               34,000    33,953
       ---------------------------------------------  --------- --------
                                                                 197,621
       ---------------------------------------------  --------- --------

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 20 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005



                                                   PRINCIPAL
                                                    AMOUNT   VALUE
                                                    (000S)   (000S)
           COMMERCIAL PAPER - 24.1% - CONTINUED
           Multi-Seller Conduits - 11.5%
             Amstel Funding Corp.,
              3.78%, 1/24/06                        $25,000  $24,858
              3.82%, 1/27/06                         20,000   19,879
              4.34%, 3/1/06                          35,000   34,621
              3.89%, 3/13/06                         35,000   34,614
              3.97%, 3/24/06                         25,000   24,688
              4.11%, 3/27/06                         23,000   22,695
              4.09%, 3/29/06                         55,000   54,264
              4.45%, 5/22/06                         40,000   39,150
             Amsterdam Funding Corp.,
              4.11%, 12/20/05                        39,000   38,915
             Atlantic Asset Securitization Corp.,
              4.11%, 12/21/05                        42,187   42,091
             Blue Ridge Asset Funding,
              4.02%, 12/1/05                          3,943    3,943
             Clipper Receivables Corp.,
              4.09%, 12/19/05                        30,000   29,939
             Concord Minuteman Capital Co.,
              4.04%, 12/2/05, FRCP/ (1)/             30,000   29,998
              4.07%, 12/12/05, FRCP/ (1)/            44,000   43,997
              4.12%, 12/19/05, FRCP                  45,000   44,997
              3.86%, 2/3/06 /(1)/                    18,000   17,876
              4.29%, 2/17/06 /(1)/                   10,000    9,907
              3.95%, 3/8/06 /(1)/                    20,000   19,787
             Crown Point Capital Co., /(1)/
              4.04%, 12/6/05, FRCP                   25,000   24,999
              4.04%, 12/8/05, FRCP                   30,000   29,998
              4.20%, 1/4/06                          60,000   59,762
              3.78%, 1/18/06                         25,000   24,874
              3.88%, 2/7/06                          35,000   34,743
             Edison Asset Securitization,
              3.87%, 3/13/06                         25,000   24,726
             Fairway Finance Corp., FRCP,
              4.15%, 12/27/05                        25,000   25,000
              4.14%, 12/28/05                        15,000   14,999
             Gemini Securitization,
              4.17%, 1/5/06                          12,000   11,951
             Legacy Capital LLC,
              3.75%, 12/7/05, FRCP                   30,000   29,999
              4.64%, 12/12/05, FRCP                  13,000   12,999
              4.10%, 12/15/05                        15,000   14,976

                                                    PRINCIPAL
                                                     AMOUNT     VALUE
                                                     (000S)     (000S)
        COMMERCIAL PAPER - 24.1% - CONTINUED
        Multi-Seller Conduits - 11.5% - (continued)
          Lexington Parker Capital, FRCP,
           4.04%, 12/1/05                           $ 45,000  $   44,999
           4.04%, 12/7/05                             20,000      19,998
           4.05%, 12/12/05                            33,000      32,998
           4.07%, 12/16/05                             6,000       5,999
           4.11%, 12/21/05                            48,000      47,998
          Sheffield Receivables Corp.,
           4.11%, 12/20/05                           100,000      99,783
          Thames Asset Global Securitization Number 1, Inc.,
           4.09%, 12/19/05                            55,000      54,888
           4.12%, 12/20/05                            25,000      24,946
          Victory Receivables Corp.,
           4.05%, 12/9/05                             32,742      32,713
           4.11%, 12/21/05                             7,805       7,787
           4.24%, 1/19/06                             21,591      21,466
        ------------------------------------------- --------- ----------
                                                               1,238,820
        ------------------------------------------- --------- ----------
        Non-Depository Personal Credit - 1.9%
          General Electric Capital Corp.,
           4.05%, 12/1/05                            126,997     126,997
           3.87%, 3/13/06                             75,000      74,178
        ------------------------------------------- --------- ----------
                                                                 201,175
        ------------------------------------------- --------- ----------
        Other Receivables - 1.1%
          Thornburg Mortgage Capital Resources,
           4.08%, 12/1/05                             20,000      20,000
           4.08%, 12/2/05                             10,000       9,999
           4.08%, 12/7/05                             12,000      11,992
           4.14%, 12/19/05                            30,000      29,938
           4.18%, 12/21/05                            13,000      12,970
           4.20%, 12/27/05                            10,000       9,970
           4.28%, 1/3/06                              20,000      19,922
        ------------------------------------------- --------- ----------
                                                                 114,791
        ------------------------------------------- --------- ----------
        Single Seller Conduits - 0.6%
          Blue Spice LLC,
           4.17%, 1/6/06                              25,000      24,896
          Picaros Funding LLC,
           3.63%, 12/13/05                            27,000      26,967
           4.16%, 4/3/06                              13,500      13,308
        ------------------------------------------- --------- ----------
                                                                  65,171
        ------------------------------------------- --------- ----------
        Structured Investment Vehicles - 2.2%
          Aquifer Funding LLC,
           4.05%, 12/6/05                             20,000      19,989

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 21 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       DIVERSIFIED ASSETS PORTFOLIO (continued)

                                                      PRINCIPAL
                                                       AMOUNT     VALUE
                                                       (000S)     (000S)
     COMMERCIAL PAPER - 24.1% - CONTINUED
     Structured Investment Vehicles - 2.2% - (continued)
       Five Finance Corp., /(1)/
        4.07%, 3/28/06                                 $15,000  $   14,802
       Grampian Funding Ltd.,
        3.64%, 12/16/05                                 37,539      37,482
        3.54%, 12/20/05                                 89,000      88,834
        4.11%, 3/29/06                                  15,000      14,798
       White Pine Finance LLC,
        3.54%, 12/8/05                                  28,846      28,826
        3.54%, 12/12/05                                  5,523       5,517
        4.07%, 12/15/05, FRCP                           25,000      24,999
     -----------------------------------------------  --------- ----------
                                                                   235,247
     -----------------------------------------------  --------- ----------
     Total Commercial Paper (Cost $2,595,641)                    2,595,641

     CORPORATE NOTES/BONDS - 15.2%
     Bank Holding Companies - 0.1%
       Citigroup Global Markets, FRN,
        3.88%, 12/16/05                                 15,000      15,001
     -----------------------------------------------  --------- ----------
     Chemicals and Allied Products - 0.2%
       Pfizer Investment Capital PLC, FRN, /(1) (2)/
        4.07%, 12/15/05                                 25,000      25,000
     -----------------------------------------------  --------- ----------
     Domestic Depository Institutions - 1.2%
       American Express Bank, FSB, FRN,
        4.14%, 12/19/05                                 55,000      55,016
       HSBC USA, Inc., FRN,
        4.19%, 12/15/05                                 30,000      30,000
       U.S. Bank, N.A., FRN,
        3.76%, 12/5/05                                  40,000      40,000
     -----------------------------------------------  --------- ----------
                                                                   125,016
     -----------------------------------------------  --------- ----------
     Foreign Depository Institutions - 1.9%
       Australia and New Zealand Banking Group, FRN, /(1)/
        4.15%, 12/23/05                                 25,000      25,000
       Nationwide Building Society, FRN, /(1)/
        4.03%, 12/28/05                                 28,000      28,000
       Nordea Bank, New York Branch, FRN, /(1)/
        4.10%, 12/12/05                                 33,000      33,000
       Royal Bank of Canada, FRN,
        4.13%, 12/12/05                                 28,000      28,001
       Royal Bank of Scotland PLC, FRN, /(1)/
        4.13%, 12/21/05                                 75,000      75,000
       Westpac Banking Corp., FRN,
        3.84%, 12/12/05                                 20,000      20,000
     -----------------------------------------------  --------- ----------
                                                                   209,001
     -----------------------------------------------  --------- ----------

                                                      PRINCIPAL
                                                       AMOUNT    VALUE
                                                       (000S)    (000S)
       CORPORATE NOTES/BONDS - 15.2% - CONTINUED
       Insurance Carriers - 0.8%
         Allstate Life Global Funding II, FRN, /(1)/
          4.18%, 12/16/05                             $ 30,000  $ 30,000
         MET Life Global Funding I, FRN, /(1)/
          4.18%, 12/15/05                               55,000    55,000
       ---------------------------------------------  --------- --------
                                                                  85,000
       ---------------------------------------------  --------- --------
       Non-Depository Personal Credit - 1.3%
         General Electric Capital Corp., FRN,
          4.19%, 12/9/05                                48,000    48,020
         HSBC Finance Corp., FRN,
          4.18%, 12/28/05                               40,000    40,000
         SLM Corp., FRN, /(1)/
          4.14%, 12/1/05                                50,000    50,000
       ---------------------------------------------  --------- --------
                                                                 138,020
       ---------------------------------------------  --------- --------
       Security and Commodity Brokers - 4.2%
         Bear Stearns Co., Inc., FRN,
          4.14%, 12/5/05                                25,000    25,000
         Goldman Sachs Group, FRN,
          4.21%, 12/27/05                               60,000    60,000
         Lehman Brothers Holdings, FRN,
          4.26%, 12/22/05                              120,000   120,000
         Merrill Lynch & Co., FRN, MTN,
          4.12%, 12/5/05                                55,000    55,000
          4.32%, 12/12/05                               43,000    43,023
         Morgan Stanley, FRN,
          4.15%, 12/15/05                               30,000    30,000
          4.24%, 12/27/05                              120,000   120,002
       ---------------------------------------------  --------- --------
                                                                 453,025
       ---------------------------------------------  --------- --------
       Structured Investment Vehicles - 5.5%
         Beta Finance, Inc., FRN, MTN, /(1)/
          4.11%, 12/15/05                               25,000    25,003
          4.14%, 1/20/06                                36,300    36,297
          4.28%, 2/6/06                                  8,000     8,001
         CC U.S.A., Inc., FRN, MTN, /(1)/
          4.10%, 12/14/05                               29,000    29,002
          4.13%, 1/13/06                                25,000    25,003
          4.34%, 2/15/06                                30,000    30,008
          4.39%, 2/27/06                                10,000    10,002
         Cullinan Finance, FRN,
          4.09%, 12/15/05 /(1)/                         50,000    49,996
          4.17%, 12/27/05 /(1) (2)/                     20,000    19,997

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 22 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005



                                                     PRINCIPAL
                                                      AMOUNT     VALUE
                                                      (000S)     (000S)
       CORPORATE NOTES/BONDS - 15.2% - CONTINUED
       Structured Investment Vehicles - 5.5% - (continued)
         Dorada Finance, Inc., FRN, /(1)/
          4.19%, 12/1/05                             $ 20,000  $   20,006
          4.09%, 12/15/05                              29,000      29,001
          4.11%, 12/15/05                              25,000      25,003
          4.09%, 1/6/06                                50,000      50,006
         Five Finance, FRN, /(1)/
          4.04%, 12/1/05                               25,000      24,997
         Links Finance LLC, FRN, MTN, /(1) (2)/
          4.07%, 12/14/05                              50,000      49,993
         Sigma Finance, Inc., FRN, /(1)/
          4.05%, 12/12/05                              45,000      44,995
          4.12%, 12/20/05                              62,000      61,997
          4.15%, 12/27/05                              50,000      49,997
       --------------------------------------------- --------- ----------
                                                                  589,304
       --------------------------------------------- --------- ----------
       Total Corporate Notes/Bonds (Cost $1,639,367)            1,639,367

       EURODOLLAR TIME DEPOSITS - 12.5%
       Domestic Depository Institutions - 3.9%
         American Express Centurion Bank,
          Grand Cayman,
          4.14%, 1/20/06                               20,000      20,000
         AmSouth Bank, Grand Cayman,
          4.04%, 12/1/05                              143,056     143,056
         Branch Bank and Trust Co., Grand Cayman,
          4.04%, 12/1/05                               93,555      93,555
         Fifth Third Bank, Grand Cayman,
          4.03%, 12/1/05                               40,000      40,000
         Manufacturers & Traders Trust Co.,
          4.04%, 12/1/05                              124,500     124,500
       --------------------------------------------- --------- ----------
                                                                  421,111
       --------------------------------------------- --------- ----------
       Foreign Depository Institutions - 8.6%
         Banco Popular, San Juan, Puerto Rico,
          4.25%, 2/1/06                                25,000      25,000
         Danske Bank, London,
          4.05%, 12/1/05                              150,000     150,000
         Deutsche Bank, Grand Cayman,
          4.04%, 12/1/05                              102,000     102,000
         Dexia Bank, Brussels, Belgium,
          4.04%, 12/1/05                              278,900     278,900
         National Australia Bank, Grand Cayman,
          4.08%, 12/19/05                              73,000      73,000

                                                      PRINCIPAL
                                                       AMOUNT     VALUE
                                                       (000S)     (000S)
      EURODOLLAR TIME DEPOSITS - 12.5% - CONTINUED
      Foreign Depository Institutions - 8.6% - (continued)
        Rabobank Nederland, Grand Cayman,
         4.00%, 12/5/05                               $100,000  $  100,000
        San Paolo IMI, Nassau,
         4.05%, 12/1/05                                 70,000      70,000
        UBS AG, Grand Cayman,
         4.05%, 12/1/05                                125,000     125,000
      ----------------------------------------------  --------- ----------
                                                                   923,900
      ----------------------------------------------  --------- ----------
      Total Eurodollar Time Deposits (Cost $1,345,011)           1,345,011

      MUNICIPAL INVESTMENTS - 1.5%
      Administration of Environmental and Housing Programs - 0.4%
        Florida Housing Finance Corp., Taxable,
         VRDB, Series 2002A, Affordable Housing,
         4.06%, 12/7/05                                  6,700       6,700
        State of Texas G.O. Taxable, Veterans' Land
         Refunding Bonds, Series 2000A,
         4.07%, 12/7/05                                 29,850      29,850
      ----------------------------------------------  --------- ----------
                                                                    36,550
      ----------------------------------------------  --------- ----------
      Amusement and Recreation Services - 0.2%
        Downtown Marietta, Georgia, Development
         Authority Taxable Revenue Bonds,
         Series A, Conference Center Project,
         4.36%, 12/7/05                                  1,000       1,000
        Harris County, Houston, Texas, Taxable
         Revenue Bonds, Series E, Sports Authority
         Junior Lien NFL,
         4.09%, 12/7/05                                  1,000       1,000
        HealthTrack Sports & Wellness, Taxable,
         Series 1997,
         4.14%, 12/7/05                                  3,840       3,840
        Maryland Stadium Authority Sports Facilities
         Lease Taxable Revenue Bonds, Series A,
         4.07%, 12/7/05                                 16,300      16,300
      ----------------------------------------------  --------- ----------
                                                                    22,140
      ----------------------------------------------  --------- ----------
      Business Services - 0.1%
        Birchwood Acres Ltd. Taxable VRDB,
         Series 2000,
         4.19%, 12/7/05                                 12,410      12,410
      ----------------------------------------------  --------- ----------
      Construction - 0.1%
        Metal Forming & Coining Corp. (National City
         Bank LOC),
         4.16%, 12/7/05                                  5,880       5,880
      ----------------------------------------------  --------- ----------

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 23 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       DIVERSIFIED ASSETS PORTFOLIO (continued)

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     MUNICIPAL INVESTMENTS - 1.5% - CONTINUED
     Executive, Legislative and General Government - 0.3%
       Cook County, Illinois, G.O. Taxable Bonds,
        Series 2002A,
        4.31%, 12/7/05                                     $21,200  $21,200
       Cook County, Illinois, G.O. Taxable Bonds,
        Series 2004D,
        4.31%, 12/7/05                                      15,000   15,000
     ---------------------------------------------------  --------- -------
                                                                     36,200
     ---------------------------------------------------  --------- -------
     Health Services - 0.0%
       Surgery Center Financing Corp. Taxable VRDN,
        Series 1997 (NCC Bank LOC), /(1)/
        4.16%, 12/7/05                                       4,670    4,670
     ---------------------------------------------------  --------- -------
     Membership Organizations - 0.1%
       American Association of Retired Persons
        VRDN,
        4.10%, 12/7/05                                       6,200    6,200
     ---------------------------------------------------  --------- -------
     Miscellaneous Retail - 0.1%
       Macon-Bibb County, Georgia, IDA Taxable
        VRDB, Bass Pro Outdoor World, LLC, /(1)/
        4.19%, 12/7/05                                      13,000   13,000
     ---------------------------------------------------  --------- -------
     Museums, Galleries and Gardens - 0.1%
       Illinois Educational Facilities Authority Taxable
        Revenue Bonds, Series 2000A, Art Institute
        of Chicago,
        4.14%, 12/7/05                                       7,100    7,100
     ---------------------------------------------------  --------- -------
     Oil and Gas Extraction - 0.0%
       Duncan Oil Co. Taxable VRDN, Series 2000,
        4.16%, 12/7/05                                       3,640    3,640
     ---------------------------------------------------  --------- -------
     Real Estate - 0.1%
       Alaska Industrial Development and Export
        Authority Taxable Revenue Bonds, Series
        1988, Labar Property Lot 5 Project,
        4.49%, 12/7/05                                         927      927
       MHS Realty Company LLC
        Taxable Secured Promissory VRDN, Series 2001,
        4.19%, 12/7/05                                       7,830    7,830
       Muhlenberg, Kentucky, Medical Properties II,
        Taxable VRDN, Series 2003,
        4.15%, 12/7/05                                       4,800    4,800
       OFC Corp. Taxable Revenue Bonds, Series 1996,
        4.14%, 12/7/05                                         900      900
     ---------------------------------------------------  --------- -------
                                                                     14,457
     ---------------------------------------------------  --------- -------

                                                     PRINCIPAL
                                                      AMOUNT     VALUE
                                                      (000S)     (000S)
      MUNICIPAL INVESTMENTS - 1.5% - CONTINUED
      Specialty Hospitals - 0.0%
        Arizona State University Taxable Revenue
         Bonds, Nanotechnology Research Project,
         4.08%, 12/7/05                              $  1,600  $    1,600
      ---------------------------------------------- --------- ----------
      Urban Community Development - 0.0%
        Tri-O Development LLC, Taxable Program
         Notes, Series 1999 (National City Bank
         LOC),
         4.16%, 12/7/05                                 3,335       3,335
      ---------------------------------------------- --------- ----------
      Total Municipal Investments (Cost $167,182)                 167,182

      U.S. GOVERNMENT AGENCIES - 1.5% /(3)/
      Administration of Environment and Housing - 1.5%
        FNMA FRN,
         3.68%, 12/9/05                                75,000      74,999
         4.16%, 2/6/06                                 84,000      83,989
      ---------------------------------------------- --------- ----------
      Total U.S. Government Agencies (Cost $158,988)              158,988
      ---------------------------------------------- --------- ----------
      Investments, at Amortized Cost ($8,291,951)               8,291,951

      REPURCHASE AGREEMENTS - 27.7%
      (Colld. at a minimum of 102%)
      Joint Repurchase Agreements - 1.7%
        Bank of America Securities LLC, dated
         11/30/05, repurchase price $63,701
         3.93%, 12/1/05                                63,694      63,694
        Morgan Stanley & Co., Inc., dated 11/30/05,
         repurchase price $42,467
         3.94%, 12/1/05                                42,463      42,463
        Societe Generale, New York Branch, dated
         11/30/05, repurchase price $21,234
         3.94%, 12/1/05                                21,231      21,231
        UBS Securities LLC, dated 11/30/05,
         repurchase price $63,701
         3.94%, 12/1/05                                63,694      63,694
      ---------------------------------------------- --------- ----------
                                                                  191,082
      ---------------------------------------------- --------- ----------
      (Colld. at a minimum of 102%)
      Repurchase Agreements - 26.0%
        Bank of America N.A., dated 11/30/05,
         repurchase price $265,030
         4.04%, 12/1/05                               265,000     265,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 24 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005



                                                   PRINCIPAL
                                                    AMOUNT       VALUE
                                                    (000S)       (000S)
      REPURCHASE AGREEMENTS - 27.7% - CONTINUED
      (Colld. at a minimum of 102%)
      Repurchase Agreements - 26.0% - (continued)
        Bank of America Securities LLC, dated
         11/30/05, repurchase price $205,023
         4.04%, 12/1/05                            $  205,000    $205,000
        Bear Stearns, Inc., dated 11/30/05,
         repurchase price $35,004
         4.07%, 12/1/05                                35,000      35,000
        BNP Paribas Securities Corp., dated
         11/30/05, repurchase price $100,011
         4.04%, 12/1/05                               100,000     100,000
        Credit Suisse First Boston Corp.,
         dated 11/30/05, repurchase price
         $495,055
         4.03%, 12/1/05                               495,000     495,000
        Deutsche Bank Securities, Inc., dated
         11/30/05, repurchase price $155,017
         4.04%, 12/1/05                               155,000     155,000
        Goldman Sachs & Co., dated 11/30/05,
         repurchase price $125,014
         4.10%, 12/1/05                               125,000     125,000
        Merrill Lynch, dated 11/30/05, repurchase
         price $220,025
         4.03%, 12/1/05                               220,000     220,000
        UBS Securities LLC, dated 11/30/05,
         repurchase price $1,200,134
         4.03%, 12/1/05                             1,200,000   1,200,000
      -------------------------------------------  ---------- -----------
                                                                2,800,000
      -------------------------------------------  ---------- -----------
      Total Repurchase Agreements (Cost $2,991,082)             2,991,082
      -------------------------------------------  ---------- -----------
      Total Investments - 104.7% (Cost $11,283,033) /(4)/      11,283,033
         Liabilities less Other Assets - (4.7)%                  (501,557)
      -------------------------------------------  ---------- -----------
      NET ASSETS - 100.0%                                     $10,781,476

(1)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)Restricted security that has been deemed illiquid. At November 30, 2005, the value of these restricted illiquid securities amounted to approximately $94,990,000 or 0.9% of net assets. Additional information on each holding is as follows:

                                                          ACQUISITION
                                              ACQUISITION     COST
          SECURITY                                DATE       (000S)
          Cullinan Finance, FRN,
           4.17%, 12/27/05                       11/05      $19,997
          Links Finance LLC, FRN, MTN,
           4.07%, 12/14/05                       11/05      49,993
          Pfizer Investment Capital PLC, FRN,
           4.07%, 12/15/05                       11/05      25,000
          ----------------------------------- ----------- -----------

(3)The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(4)The cost for federal income tax purposes was $11,283,033.

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 25 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       GOVERNMENT PORTFOLIO

                                              PRINCIPAL
                                               AMOUNT     VALUE
                                               (000S)     (000S)
             U.S. GOVERNMENT AGENCIES - 86.1%/ (1)/
             Fannie Mae - 60.1%
               FNMA Bonds,
                2.38%, 12/15/05               $ 55,000  $   54,971
                4.00%, 10/16/06                  3,250       3,232
               FNMA Discount Notes,
                3.75%, 12/1/05                  50,000      50,000
                3.80%, 12/1/05                  30,000      30,000
                3.94%, 12/1/05                  50,000      50,000
                3.95%, 12/1/05                 121,500     121,500
                3.97%, 12/1/05                  30,000      30,000
                3.06%, 12/19/05                 60,000      59,908
                3.99%, 12/27/05                 75,000      74,784
                4.01%, 12/27/05                 75,000      74,783
                3.90%, 2/1/06                   72,468      71,981
                4.11%, 2/1/06                   44,400      44,086
                4.23%, 3/1/06                  100,000      98,942
                4.26%, 3/1/06                  156,835     155,165
                4.31%, 5/10/06                 100,000      98,087
                4.36%, 5/24/06                  30,000      29,368
                4.37%, 5/31/06                  85,000      83,134
               FNMA FRN,
                3.97%, 12/7/05                  20,000      19,991
                3.98%, 12/7/05                  90,000      89,995
                3.68%, 12/9/05                 120,000     119,999
                3.80%, 12/21/05                 75,000      74,928
                3.79%, 12/22/05                 85,000      84,947
                4.10%, 12/29/05                 47,000      46,973
                4.27%, 2/22/06                  20,000      19,997
               FNMA Notes,
                6.00%, 12/15/05                 96,229      96,310
                5.88%, 2/2/06                   10,056      10,088
                2.13%, 4/15/06                  34,122      33,888
             -------------------------------  --------- ----------
                                                         1,727,057
             -------------------------------  --------- ----------
             Federal Farm Credit Bank - 2.6%
               Federal Farm Credit Bank FRN,
                4.00%, 12/1/05                  40,000      39,989
                4.03%, 12/19/05                 10,000       9,999
                4.10%, 12/19/05                 25,000      24,998
             -------------------------------  --------- ----------
                                                            74,986
             -------------------------------  --------- ----------
             Federal Home Loan Bank - 6.9%
               FHLB Discount Notes,
                3.88%, 12/1/05                  52,206      52,206
                4.20%, 2/24/06                  55,000      54,454

                                                     PRINCIPAL
                                                      AMOUNT     VALUE
                                                      (000S)     (000S)
      U.S. GOVERNMENT AGENCIES - 86.1%/ (1)/ - CONTINUED
      Federal Home Loan Bank - 6.9% - (continued)
        FHLB FRN,
         4.20%, 2/9/06                               $ 20,000  $   19,995
         4.22%, 2/16/06                                35,000      34,989
        FHLB Note,
         5.13%, 3/6/06                                 35,000      35,117
      ---------------------------------------------  --------- ----------
                                                                  196,761
      ---------------------------------------------  --------- ----------
      Freddie Mac - 16.5%
        FHLMC Discount Notes,
         3.34%, 12/5/05                                10,000       9,996
         3.88%, 12/5/05                                50,000      49,979
         3.32%, 12/30/05                               15,000      14,960
         3.71%, 1/24/06                                20,000      19,889
         3.76%, 1/31/06                                35,000      34,777
         3.97%, 3/23/06                                20,000      19,753
         4.29%, 5/2/06                                 40,000      39,275
        FHLMC Notes,
         2.20%, 12/1/05                                20,000      20,000
         2.20%, 12/30/05                              136,000     135,829
         5.25%, 1/15/06                                55,000      55,057
         2.81%, 2/2/06                                 38,745      38,671
         2.00%, 4/27/06                                10,000       9,921
         3.75%, 11/15/06                               25,000      24,788
      ---------------------------------------------  --------- ----------
                                                                  472,895
      ---------------------------------------------  --------- ----------
      Total U.S. Government Agencies (Cost $2,471,699)          2,471,699

      REPURCHASE AGREEMENTS - 19.3%
      (Colld. at a minimum of 102%)
      Joint Repurchase Agreements - 3.9%
        Bank of America Securities LLC, dated
         11/30/05, repurchase price $37,800
         3.93%, 12/1/05                                37,796      37,796
        Morgan Stanley & Co., Inc., dated 11/30/05,
         repurchase price $25,200
         3.94%, 12/1/05                                25,198      25,198
        Societe Generale, New York Branch, dated
         11/30/05, repurchase price $12,600
         3.94%, 12/1/05                                12,599      12,599
        UBS Securities LLC, dated 11/30/05,
         repurchase price $37,800
         3.94%, 12/1/05                                37,796      37,796
      ---------------------------------------------  --------- ----------
                                                                  113,389
      ---------------------------------------------  --------- ----------

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 26 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005



                                                       PRINCIPAL
                                                        AMOUNT     VALUE
                                                        (000S)     (000S)
    REPURCHASE AGREEMENTS - 19.3% - CONTINUED
    (Colld. at a minimum of 102%)
    Repurchase Agreements - 15.4%
      Credit Suisse First Boston Corp., dated
       11/30/05, repurchase price $75,008
       4.03%, 12/1/05                                  $ 75,000     $75,000
      Merrill Lynch, dated 11/30/05,
       repurchase price $266,739
       4.03%, 12/1/05                                   266,709     266,709
      UBS Securities LLC, dated 11/30/05,
       repurchase price $100,011
       4.03%, 12/1/05                                   100,000     100,000
    -------------------------------------------------- --------- ----------
                                                                    441,709
    -------------------------------------------------- --------- ----------
    Total Repurchase Agreements (Cost $555,098)                     555,098
    -------------------------------------------------- --------- ----------
    Total Investments - 105.4% (Cost $3,026,797)/ (2)/            3,026,797
       Liabilities less Other Assets - (5.4)%                      (154,380)
    -------------------------------------------------- --------- ----------
    NET ASSETS - 100.0%                                          $2,872,417

(1)The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)The cost for federal income tax purposes was $3,026,797.

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 27 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2005


       GOVERNMENT SELECT PORTFOLIO


                                                     PRINCIPAL
                                                      AMOUNT    VALUE
                                                      (000S)    (000S)
         U.S. GOVERNMENT AGENCIES - 100.2% /(1)/
         Federal Farm Credit Bank - 17.5%
           Federal Farm Credit Bank Discount Notes,
            3.66%, 12/19/05                          $ 67,000  $ 66,877
            4.02%, 12/29/05                            45,000    44,859
            3.70%, 1/31/06                             15,000    14,906
            3.73%, 2/7/06                              16,132    16,018
            4.16%, 10/12/06                            35,000    33,726
            4.38%, 11/2/06                             50,000    47,956
           Federal Farm Credit Bank FRN,
            4.00%, 12/1/05                             50,000    49,986
            4.02%, 12/1/05                            100,000    99,989
            4.02%, 12/5/05                             75,000    74,994
            4.05%, 12/13/05                            75,000    74,993
            4.03%, 12/19/05                            20,000    19,999
            4.10%, 12/19/05                            55,000    54,997
            4.09%, 12/23/05                            40,000    40,000
            4.12%, 12/26/05                            30,000    29,998
            4.04%, 12/28/05                            90,000    90,000
           Federal Farm Credit Bank Note,
            4.35%, 10/19/06                            10,000    10,000
         ------------------------------------------  --------- --------
                                                                769,298
         ------------------------------------------  --------- --------
         Federal Home Loan Bank - 81.6%
           FHLB Bond,
            6.07%, 5/2/06                               2,500     2,517
           FHLB Discount Notes,
            3.88%, 12/1/05                            920,246   920,246
            3.90%, 12/1/05                            210,122   210,122
            3.90%, 12/2/05                            140,000   139,985
            3.90%, 12/5/05                            100,000    99,956
            3.91%, 12/5/05                            250,000   249,892
            3.98%, 12/5/05                             90,000    89,961
            3.69%, 12/6/05                             10,300    10,295
            3.80%, 12/7/05                            125,000   124,921
            3.92%, 12/7/05                            200,000   199,869
            3.67%, 12/14/05                            66,486    66,398
            3.96%, 12/16/05                           175,000   174,711
            3.98%, 12/16/05                           105,000   104,826
            4.01%, 12/16/05                            42,831    42,760
            4.02%, 12/21/05                            75,000    74,833
            4.15%, 1/27/06                            160,000   158,949
            3.71%, 1/30/06                             15,498    15,402
            3.81%, 2/15/06                             20,000    19,839
            3.85%, 2/24/06                             50,000    49,546

                                                       PRINCIPAL
                                                        AMOUNT     VALUE
                                                        (000S)     (000S)
    U.S. GOVERNMENT AGENCIES - 100.2% /(1)/ - CONTINUED
    Federal Home Loan Bank - 81.6% - (continued)
      FHLB Discount Notes - (continued)
       4.20%, 2/24/06                                  $150,000    $148,512
       4.23%, 3/1/06                                     63,000      62,334
       3.83%, 3/13/06                                    38,898      38,476
      FHLB FRN,
       3.75%, 12/1/05                                    50,000      49,983
       4.15%, 2/1/06                                     75,000      74,973
       4.20%, 2/9/06                                     55,000      54,986
       4.22%, 2/16/06                                    60,000      59,980
      FHLB Notes,
       2.00%, 2/13/06                                    20,000      19,928
       2.38%, 2/15/06                                    15,000      14,963
       5.13%, 3/6/06                                    100,000     100,332
       2.50%, 3/13/06                                    60,965      60,709
       2.50%, 3/15/06                                    75,000      74,667
       2.50%, 3/30/06                                    21,000      20,910
       2.38%, 4/5/06                                     25,235      25,102
       2.45%, 5/17/06                                     3,000       2,973
       2.15%, 7/28/06                                    20,000      19,696
       4.13%, 11/15/06                                    8,525       8,483
    -------------------------------------------------- --------- ----------
                                                                  3,592,035
    -------------------------------------------------- --------- ----------
    Tennessee Valley Authority - 1.1%
      Tennessee Valley Authority Discount Note,
       3.91%, 12/1/05                                    50,000      50,000
    -------------------------------------------------- --------- ----------
    Total U.S. Government Agencies (Cost $4,411,333)              4,411,333
    -------------------------------------------------- --------- ----------
    Total Investments - 100.2% (Cost $4,411,333) /(2)/            4,411,333
       Liabilities less Other Assets - (0.2)%                        (9,663)
    -------------------------------------------------- --------- ----------
    NET ASSETS - 100.0%                                          $4,401,670

(1)The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)The cost for federal income tax purposes was $4,411,333.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 28 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        MONEY MARKET PORTFOLIOS
                                                                           ----
       SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2005


       TAX-EXEMPT PORTFOLIO

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.5%
      Arizona - 1.5%
        Apache County IDA Revenue Bonds,
         Series 1983A, Tuscon Electric Project (Credit
         Suisse LOC),
         2.94%, 12/7/05                                   $ 1,100  $ 1,100
        Arizona Health Facilities Authority Hospital
         VRDB, Series 2002, Yavapai Regional Medical
         Center (FSA Corp. Insured),
         3.08%, 12/7/05                                     6,900    6,900
        Arizona Health Facilities Authority Revenue
         Bonds, Series 2003B-2, The Terraces Project
         (Lloyds TSB Bank LOC),
         3.05%, 12/7/05                                     1,300    1,300
        Pima County IDA Multifamily Housing VRDB,
         Series 2001, Eastside Place Apartments
         Project (FNMA LOC),
         3.05%, 12/7/05                                       790      790
      -------------------------------------------------  --------- -------
                                                                    10,090
      -------------------------------------------------  --------- -------
      California - 0.2%
        California State G.O., Series 2004A9,
         Kindergarten - University Public Educational
         Facilities (Citibank, N.A. LOC),
         3.04%, 12/7/05                                     1,700    1,700
      -------------------------------------------------  --------- -------
      Colorado - 4.2%
        Colorado Educational & Cultural Facilities
         Authority VRDB, Series 2005, Kent Denver
         School Project (Bank of New York LOC),
         3.09%, 12/7/05                                     5,950    5,950
        Denver Urban Renewal Authority Tax Increment
         Revenue Bonds, Merrill Lynch P-Floats
         PT-999 (Merrill Lynch & Co., Inc. Gtd.),/ (1)/
         3.13%, 12/7/05                                    12,500   12,500
        Greenwood Village G.O. VRDB, Series 2003, City
         of Fiddlers Business Improvement District
         (U.S. Bank N.A. LOC),
         3.13%, 12/7/05                                     2,900    2,900
        Park Creek Metropolitan District Revenue
         Bonds, Merrill Lynch P-Floats 157 (Merrill
         Lynch & Co., Inc. Gtd.),/ (1)/
         3.13%, 12/7/05                                     7,500    7,500
      -------------------------------------------------  --------- -------
                                                                    28,850
      -------------------------------------------------  --------- -------

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
     MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
     District of Columbia - 1.8%
       District of Columbia VRDB, Series 2003, Henry J.
        Kaiser Foundation Project (Kaiser Family
        Foundation Gtd.),
        3.08%, 12/7/05                                    $ 1,200  $ 1,200
       District of Columbia Water & Sewer VRDB,
        Citicorp Eagle Trust 8121A (FSA Corp.
        Insured),/ (1)/
        3.08%, 12/7/05                                      7,000    7,000
       District of Columbia Water & Sewer VRDB,
        Series 1998, Citibank Eagle Trust 985201 (FSA
        Corp. Insured),/ (1)/
        3.08%, 12/7/05                                      4,200    4,200
     --------------------------------------------------  --------- -------
                                                                    12,400
     --------------------------------------------------  --------- -------
     Florida - 4.4%
       Florida State Department of Transportation
        Revenue Bonds, Series 2005-A22, Wachovia
        MERLOTS,/ (1)/
        3.35%, 12/7/05                                     12,500   12,500
       Highlands County Health Facilities Authority
        VRDB, Series 1996A, Adventist Health System
        Project (FGIC Insured),
        3.05%, 12/7/05                                      2,000    2,000
       Highlands County Health Facilities Authority
        VRDB, Series 2003A, Adventist Health System
        Project - Sunbelt (SunTrust Bank LOC),
        3.25%, 12/7/05                                      3,500    3,500
       Lee County IDA Healthcare Facilities VRDB,
        Series 2002, Shell Point Village Project (Bank
        of America, N.A. LOC),
        3.00%, 12/7/05                                      2,420    2,420
       Orange County HFA VRDB, Series 1997, Post
        Fountains Project (FNMA Gtd.),
        3.00%, 12/7/05                                        900      900
       Orange County IDA VRDB, Series 2002, Catholic
        Diocese Project (SunTrust Bank LOC),
        3.00%, 12/7/05                                      3,000    3,000
       Palm Beach County VRDB, Series 2003, Morse
        Obligation Group Project (KeyBank N.A. LOC),
        3.07%, 12/7/05                                      3,500    3,500
       Putnam County Development Authority PCR
        Bonds, Series 1984, Seminole Electric
        Cooperative Project,
        2.65%, 12/15/05                                     1,775    1,775

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 29 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       TAX-EXEMPT PORTFOLIO (continued)

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
      Florida - 4.4% - (continued)
        Putnam County Development Authority PCR
         Bonds, Series 1984H-3, Seminole Electric
         Cooperative Project (National Rural Utilities
         Cooperative Finance Go. Gtd.),
         2.80%, 3/15/06                                  $1,000   $ 1,000
      ------------------------------------------------  --------- -------
                                                                   30,595
      ------------------------------------------------  --------- -------
      Georgia - 2.8%
        Clayton County Development Authority VRDB,
         Series 2000A, Delta Airlines Project (General
         Electric Capital Corp. LOC),
         3.06%, 12/7/05                                   5,300     5,300
        Macon-Bibb County Hospital Authority VRDB,
         Series 2003, Revenue Anticipation
         Certificates Medical Center of Central
         Georgia (SunTrust Bank LOC),
         3.00%, 12/7/05                                   2,700     2,700
        Macon Lease Refunding Revenue Bonds, Series
         2004, Bibb County School District Project,
         3.05%, 12/7/05                                   2,825     2,825
        Monroe County Development Authority PCR
         Bonds, Series 2002, Oglethorpe Power Corp.
         Project (MBIA Insured),
         3.00%, 12/1/05                                   1,800     1,800
        Roswell Multifamily Housing Authority VRDB,
         Series 1994, Wood Crossing (FHLMC LOC),
         3.05%, 12/7/05                                   2,350     2,350
        Savannah Housing Authority VRDB, Series
         1996A, Somerset Place Project (FNMA Gtd.),
         2.99%, 12/7/05                                   2,900     2,900
        Smyrna Multifamily Housing Authority VRDB,
         Series 1996, Gardens Post Village Project
         (FNMA Gtd.),
         2.99%, 12/7/05                                   1,400     1,400
        State of Georgia G.O. Bonds,
         Eagle Trust Series 97C1001, /(1)/
         3.08%, 12/7/05                                     340       340
      ------------------------------------------------  --------- -------
                                                                   19,615
      ------------------------------------------------  --------- -------
      Illinois - 16.4%
        Arlington Heights Multifamily Housing Revenue
         VRDB, Series 1997, Dunton Tower Apartments
         Project (Marshall & Ilsley Bank LOC),
         3.10%, 12/7/05                                   4,230     4,230

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
      Illinois - 16.4% - (continued)
        Chicago Board of Education G.O. Unlimited
         VRDB, Series A, Merrill P-Floats PA-617,
         School Reform Board (FGIC Insured),/ (1)/
         3.09%, 12/7/05                                   $ 4,995  $ 4,995
        Chicago Board of Education Variable Rate
         Certificates, Series 2000A, School Reform
         Board (FGIC Insured),/ (1)/
         3.14%, 12/7/05                                     4,205    4,205
        Chicago G.O. Refunding VRDB, Series 1998,
         Citicorp Eagle Trust 981302 (FSA Corp.
         Insured),/ (1)/
         3.08%, 12/7/05                                     1,000    1,000
        Chicago G.O. Tender Notes, Series 2004
         (State Street Bank & Trust LOC),
         2.20%, 12/8/05                                     5,000    5,000
        Chicago Metropolitan Water Reclamation
         District G.O. VRDB, Series 2002A,
         2.99%, 12/7/05                                     5,800    5,800
        Chicago School Reform Board G.O. Bonds,
         Variable Rate Certificates, Series 1996, Bank
         of America Securities (MBIA Insured),/ (1)/
         3.14%, 12/7/05                                     1,800    1,800
        City of Chicago G.O. Refunding Project, Series
         2005D (FSA Corp. Insured),
         3.04%, 12/7/05                                    10,000   10,000
        Cook County Public Purpose Revenue Bonds,
         Series 1990, Cleretian Association
         Neighborhood Office, Inc. Project
         (FHLB LOC),
         4.45%, 12/7/05                                     3,160    3,160
        Illinois Development Finance Authority
         Economic Development Revenue Bonds,
         Series 2003, Resurrection Center Project
         (Harris Bank, N.A. LOC),
         3.05%, 12/7/05                                     5,035    5,035
        Illinois Development Finance Authority Revenue
         Bonds, Series 2001, YMCA of Metropolitan
         Chicago Project (Harris Bank, N.A. LOC),
         3.00%, 12/7/05                                       500      500
        Illinois Development Finance Authority Revenue
         VRDB, Series 2001C, Evanston Northwestern
         (Evanston Northwestern Healthcare Corp. Gtd.),
         3.11%, 12/7/05                                     1,800    1,800

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 30 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005



                                                          PRINCIPAL
                                                           AMOUNT    VALUE
                                                           (000S)    (000S)
   MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
   Illinois - 16.4% - (continued)
     Illinois Educational Facilities Authority
      Revenue Bonds, University of Chicago
      Project,
      3.10%, 6/27/06                                       $ 8,000  $  8,000
     Illinois Financial Authority Revenue VRDB,
      Series 2004B2, Northwestern Memorial
      Hospital,
      2.98%, 12/1/05                                         1,300     1,300
     Illinois Health Facilities Authority Revenue Bonds,
      Series 1996, Evanston Hospital Corp. (Evanston
      Northwestern Healthcare Corp. Gtd.),
      2.83%, 1/5/06                                          4,000     4,000
     Illinois Health Facilities Authority Revenue
      Bonds, Series 1997, Central Baptist Home for
      the Aged Project (Allied Irish Bank LOC),
      3.07%, 12/7/05                                         9,500     9,500
     Illinois Health Facilities Authority Revenue
      Bonds, Series 2003-B, Advocate Health Care
      Network,
      2.30%, 1/4/06                                         10,000    10,000
     Illinois International Port District Revenue
      Refunding VRDB, Series 2003 (LaSalle Bank,
      N.A. LOC),
      3.06%, 12/7/05                                         3,000     3,000
     Illinois State G.O., Series 2005,
      4.50%, 12/7/05                                        15,000    15,082
     Illinois State Sales TRB,
      Citigroup Series ROCS RR-II-R-4542,/ (1)/
      3.08%, 12/7/05                                         3,965     3,965
     Kane County Revenue Bonds, Series 1993,
      Glenwood School for Boys (Harris Bank,
      N.A. LOC),
      3.00%, 12/7/05                                         3,800     3,800
     Peoria IDR Bonds, Series 1997, Peoria
      Production Shop Project (JPMorgan Chase
      Bank LOC),
      3.25%, 12/7/05                                           690       690
     Will County VRDB, Series 2004, Joliet Catholic
      Academy Project (Harris Bank, N.A. LOC),
      3.11%, 12/7/05                                         6,250     6,250
   -----------------------------------------------------  --------- --------
                                                                     113,112
   -----------------------------------------------------  --------- --------

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
     MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
     Indiana - 7.2%
       Indiana Development Finance Authority
        Revenue VRDB, Indianapolis Museum of Art
        (JPMorgan Chase Bank LOC),
        3.00%, 12/7/05                                    $ 1,700  $ 1,700
       Indiana Health and Educational Facilities
        Authority Revenue Bonds, Series 2005A,
        Howard Regional Health System Project
        (Comerica Bank LOC),
        3.08%, 12/1/05                                        500      500
       Indiana Health Facilities Authority VRDB, Senior
        Living Greencroft Project (LaSalle Bank N.A.
        LOC),
        3.05%, 12/7/05                                      1,190    1,190
       Indiana Health Facilities Finance Authority
        Revenue Bonds, Series 2001A-4, Ascension
        Health Credit Group Project (Ascension
        Health Gtd.),
        2.50%, 3/1/06                                      15,000   15,000
       Indiana Health Facilities Finance Authority
        VRDB, Series 2002B, Fayette Memorial
        Hospital Association (Fifth Third Bank LOC),
        3.08%, 12/1/05                                      7,700    7,700
       Indiana Health Facilities Financing Authority
        VRDB, Series 2004, Margaret Mary
        Community Hospital Project (Fifth Third Bank
        LOC),
        3.08%, 12/1/05                                        900      900
       Indiana Public Improvement Board Bank
        Revenue VRDB, Series A, ABN AMRO
        Munitops Certificates (MBIA Insured),/ (1)/
        3.03%, 12/7/05                                      7,500    7,500
       Indiana Transportation Authority Highway
        Revenue Bonds, Citicorp Eagle Trust Series
        981402,/ (1)/
        3.08%, 12/7/05                                      5,460    5,460
       Perry Township Building Corp. Revenue Bonds,
        Series 2005, ABN AMRO Munitops
        Certificates 2005-6 (FSA Corp. Insured), /(1)/
        3.11%, 12/7/05                                      9,810    9,810
     --------------------------------------------------  --------- -------
                                                                    49,760
     --------------------------------------------------  --------- -------

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 31 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       TAX-EXEMPT PORTFOLIO (continued)

                                                           PRINCIPAL
                                                            AMOUNT   VALUE
                                                            (000S)   (000S)
    MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
    Iowa - 1.2%
      Iowa Finance Authority VRDB, Series 2000,
       YMCA & Rehab Center Project (Bank of
       America N.A. LOC),
       3.10%, 12/7/05                                       $ 2,200  $ 2,200
      Iowa Finance Authority VRDB, Series 2003A, St.
       Luke's Health Foundation of Sioux City
       Project (General Electric Capital Corp. LOC),
       3.05%, 12/7/05                                         6,300    6,300
    -----------------------------------------------------  --------- -------
                                                                       8,500
    -----------------------------------------------------  --------- -------
    Kansas - 0.7%
      Kansas Development Finance Authority VRDB,
       Series 2004C, Adventist Health System/
       Sunbelt (SunTrust Bank LOC),
       3.05%, 12/7/05                                         5,000    5,000
    -----------------------------------------------------  --------- -------
    Kentucky - 1.7%
      Fort Mitchell League of Cities Revenue VRDB,
       Series 2002A, Trust Lease Program (U.S.
       Bank N.A. LOC),
       3.06%, 12/7/05                                         6,550    6,550
      Morehead League of Cities Lease Program
       VRDB, Series 2004A (U.S. Bank N.A. LOC),
       3.06%, 12/7/05                                         4,966    4,966
    -----------------------------------------------------  --------- -------
                                                                      11,516
    -----------------------------------------------------  --------- -------
    Louisiana - 0.3%
      Jefferson Parrish Hospital VRDB, Series 2004,
       East Jefferson General Hospital (JPMorgan
       Chase Bank LOC),
       3.11%, 12/7/05                                         2,100    2,100
    -----------------------------------------------------  --------- -------
    Massachusetts - 1.6%
      Massachusetts State G.O., Series 2005A,
       Commonwealth of Massachusetts,
       2.99%, 12/7/05                                        11,300   11,300
    -----------------------------------------------------  --------- -------
    Michigan - 3.5%
      Detroit School Building & Site Improvement
       G.O., Series 2002A, ABN AMRO Munitops
       Certificates, Series 2003-10 (FGIC Insured),/ (1)/
       3.01%, 12/7/05                                         4,495    4,495
      Macomb County Hospital Finance Authority
       VRDB, Series 2003A-1, Mount Clemens
       General (Comerica Bank LOC),
       3.02%, 12/1/05                                         4,850    4,850

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
       Michigan - 3.5% - (continued)
         Michigan State Hospital Finance Authority
          Revenue VRDB, Series 2003A, Crittenton
          Community Hospital (Comerica Bank LOC),
          3.01%, 12/1/05                                 $7,800   $ 7,800
         Michigan State Hospital Finance Authority
          Revenue VRDB, Series 2004B, Holland
          Community Hospital (JPMorgan Chase Bank
          LOC),
          3.06%, 12/7/05                                  5,500     5,500
         Michigan State Strategic Fund Limited
          Obligation Revenue VRDB, Detroit Symphony
          Project (Standard Federal Bank N.A. LOC),
          3.03%, 12/1/05                                  1,800     1,800
       -----------------------------------------------  --------- -------
                                                                   24,445
       -----------------------------------------------  --------- -------
       Minnesota - 0.7%
         Center City, Minnesota Health Care Facilities
          Revenue VRDB, Series 2002, Hazelden
          Foundation Project (Allied Irish Bank LOC),
          3.07%, 12/7/05                                  2,500     2,500
         St. Anthony Multifamily Revenue VRDB, Series
          2002, Autumn Woods Project (FNMA Gtd.),
          3.05%, 12/7/05                                  2,000     2,000
       -----------------------------------------------  --------- -------
                                                                    4,500
       -----------------------------------------------  --------- -------
       Mississippi - 1.1%
         Jackson County PCR Refunding Bonds,
          Series 1993, Chevron U.S.A. Inc. Project
          (ChevronTexaco Corp. Gtd.),
          3.00%, 12/1/05                                  1,600     1,600
         Jackson County PCR Refunding VDRB,
          Series 1992, Chevron U.S.A., Inc. Project
          (ChevronTexaco Corp. Gtd.),
          3.00%, 12/1/05                                  4,300     4,300
         Medical Center Educational Building Corp.
          VRDB, Adult Hospital Project (AMBAC
          Insured),
          3.04%, 12/1/05                                    300       300
         Mississippi Business Finance Corp. Revenue
          VRDB, St. Andrew's Episcopal School Project
          (Allied Irish Bank Insured),
          3.08%, 12/7/05                                  1,645     1,645
       -----------------------------------------------  --------- -------
                                                                    7,845
       -----------------------------------------------  --------- -------

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 32 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005



                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
     MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
     Missouri - 4.4%
       Chesterfield IDA Educational Facilities Revenue
        VRDB, Gateway Academy, Inc. Project (U.S.
        Bank N.A. LOC),
        3.08%, 12/1/05                                    $  400   $   400
       Curators of the University of Missouri System
        Facilities Revenue VRDB, Series 2000B,
        2.98%, 12/1/05                                     2,200     2,200
       Kansas City IDA Multifamily VRDB, Series 2002,
        Cloverset Apartments Project (FNMA LOC),
        3.05%, 12/7/05                                     1,000     1,000
       Kirkwood Tax Increment Revenue VRDB, Series
        2004, Kirkwood Commons Project
        (U.S. Bank N.A. LOC),
        3.08%, 12/1/05                                     3,200     3,200
       Missouri Development Finance Board Lease
        Revenue VRDB, Series 2003, Missouri
        Association Municipal Utilities
        (U.S. Bank N.A. LOC),
        3.08%, 12/1/05                                     2,565     2,565
       Missouri State Health and Educational Facilities
        Authority VRDB, Series 1999B, St. Louis
        University,
        3.08%, 12/1/05                                     2,915     2,915
       Missouri State Health and Educational Facilities
        Authority VRDB, Series 2001, Missouri Valley
        College (U.S. Bank N.A. LOC),
        3.08%, 12/1/05                                     5,885     5,885
       Missouri State Health and Educational Facilities
        Authority VRDB, Series 2001B, Bethesda
        Health Group Project (U.S. Bank N.A. LOC),
        3.08%, 12/1/05                                     6,675     6,675
       Missouri State Health and Educational Facilities
        Authority VRDB, Series 2002, Missouri Baptist
        College (U.S. Bank N.A. LOC),
        3.08%, 12/1/05                                     2,200     2,200
       St. Louis County IDA VRDB, Series 1996B,
        Friendship Village West County Project
        (LaSalle Bank N.A. LOC),
        3.00%, 12/7/05                                     3,070     3,070
     --------------------------------------------------  --------- -------
                                                                    30,110
     --------------------------------------------------  --------- -------
     Nebraska - 2.3%
       Douglas County School District G.O., Series
        2003, Citigroup ROCS-RR-II-R-4058,/ (1)/
        3.08%, 12/7/05                                     4,960     4,960

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
      Nebraska - 2.3% - (continued)
        Lincoln Electric System Revenue Bonds, Series
         2001, MERLOTS Series 2003-B01,/ (1)/
         3.02%, 12/7/05                                  $11,250  $11,250
      ------------------------------------------------  --------- -------
                                                                   16,210
      ------------------------------------------------  --------- -------
      New Mexico - 1.0%
        Bernalillo County Gross TRB, Series 2004B
         (MBIA Insured),/ (1)/
         3.08%, 12/7/05                                    5,160    5,160
        City of Farmington PCR Refunding Bonds,
         Series 1994A, Arizona Public Service Four
         Corners Project (Barclays Bank PLC LOC),
         3.02%, 12/1/05                                    1,700    1,700
      ------------------------------------------------  --------- -------
                                                                    6,860
      ------------------------------------------------  --------- -------
      North Carolina - 1.2%
        Charlotte Water & Sewer System CP,
         2.90%, 6/6/06                                     2,000    2,000
         3.05%, 7/11/06                                    2,800    2,800
        Mecklenburg County COPS, Series 2002,
         3.05%, 12/7/05                                    1,000    1,000
        New Hanover County G.O. School Bonds,
         Series 1995,
         3.10%, 12/7/05                                    2,250    2,250
        North Carolina Medical Care Commission,
         MERLOTS Series 2001A39, Providend Place
         Project (GNMA Gtd.),/ (1)/
         3.02%, 12/7/05                                      100      100
      ------------------------------------------------  --------- -------
                                                                    8,150
      ------------------------------------------------  --------- -------
      North Dakota - 0.6%
        Ward County Health Care Facilities Revenue
         Bonds, Series 2002A, Trinity Obligation
         Group Project (U.S. Bank N.A. LOC),
         3.08%, 12/1/05                                    4,000    4,000
      ------------------------------------------------  --------- -------
      Ohio - 6.4%
        Franklin County Health Care Facilities Revenue
         Bonds, Series 2005, Chelsea First Community
         (KBC Bank LOC),
         3.07%, 12/7/05                                   30,000   30,000
        Franklin County Hospital Revenue Bonds,
         Series 2001 II-R-55, Smith Barney ROCS
         (U.S. Treasuries Escrowed),/ (1)/
         3.08%, 12/7/05                                    5,365    5,365

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 33 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       TAX-EXEMPT PORTFOLIO (continued)

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
      Ohio - 6.4% - (continued)
        Hamilton County Health Care Facilities Revenue
         VRDB, Series 2003A, Twin Towers & Twin
         Lakes Project (U.S. Bank N.A. LOC),
         3.07%, 12/7/05                                   $ 6,000  $ 6,000
        Middletown Development Revenue Bonds,
         Series 2003, Bishop Fenwick High School
         Project (JPMorgan Chase Bank LOC),
         3.00%, 12/7/05                                     2,450    2,450
      -------------------------------------------------  --------- -------
                                                                    43,815
      -------------------------------------------------  --------- -------
      Oklahoma - 0.5%
        Tulsa Industrial Authority Revenue Bonds,
         Series 2000B, University of Tulsa
         (MBIA Insured),
         3.15%, 12/7/05                                     3,785    3,785
      -------------------------------------------------  --------- -------
      Oregon - 0.6%
        Oregon State Facilities Authority Revenue
         VRDB, Series 2005A, Quatama Crossing
         Project (FNMA LOC),
         3.05%, 12/7/05                                     3,970    3,970
      -------------------------------------------------  --------- -------
      Pennsylvania - 3.1%
        Allegheny County Hospital Development
         Authority Revenue Bonds, Series 1988 B-2,
         Presbyterian University Hospital (JPMorgan
         Chase Bank LOC),
         3.11%, 12/7/05                                     1,230    1,230
        Cumberland County Municipal Authority
         Revenue Bonds, Series 2002C, Wesley
         Affliliated Services (Lloyds TSB Bank LOC),
         3.05%, 12/7/05                                     5,000    5,000
        Philadelphia Hospital & Higher Educational
         Facilities VRDB, Series 1999B, Jefferson
         Health System (Jefferson Health System
         Gtd.),
         2.75%, 4/3/06                                      5,000    5,000
        State of Pennsylvania Clipper Tax-Exempt
         COPS, Series 2005-5 (FSA Corp. Insured),/ (1)/
         3.09%, 12/7/05                                    10,000   10,000
      -------------------------------------------------  --------- -------
                                                                    21,230
      -------------------------------------------------  --------- -------
      South Carolina - 0.9%
        Oconee County PCR VRDB, Series 1993, Duke
         Energy Corp. (SunTrust Bank LOC),
         3.05%, 12/7/05                                     6,000    6,000
      -------------------------------------------------  --------- -------

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
      Tennessee - 3.5%
        Clarksville Public Building Authority Revenue
         Bonds, Series 2003, Tennessee Municipal
         Bond Fund (Bank of America, N.A. LOC),
         3.03%, 12/1/05                                  $  900   $   900
        Metropolitan Government Nashville & Davidson
         County Electric Revenue Bonds, Citicorp
         Eagle Trust Series 984201,/ (1)/
         3.08%, 12/7/05                                   8,100     8,100
        Metropolitan Government Nashville & Davidson
         County Health and Educational Facilities
         Board Revenue Bonds, Series 2001B1,
         Ascension Health Credit,
         2.85%, 8/1/06                                    5,000     5,000
        Metropolitan Government Nashville & Davidson
         County IDB VRDB, Series 2002, University of
         Nashville Project (SunTrust Bank LOC),
         3.00%, 12/7/05                                   2,400     2,400
        Sevier County Public Building Authority
         Revenue Bonds, Local Government Public
         Improvement Bonds (FSA Corp. Insured),
         Series 1999 IV-A-2,
         3.02%, 12/1/05                                   3,395     3,395
         Series 2000 IV-C-3,
         3.02%, 12/1/05                                   2,000     2,000
        Williamson County IDB Revenue Bonds, Series
         2003, Currey Ingram Academy Project
         (SunTrust Bank LOC),
         3.00%, 12/7/05                                   2,430     2,430
      ------------------------------------------------  --------- -------
                                                                   24,225
      ------------------------------------------------  --------- -------
      Texas - 13.2%
        City of Houston Water and Sewer Systems
         Revenue Bonds, Series 2003-14, BNP Paribas
         STARS Certificates (FSA Corp. Insured),/ (1)/
         3.08%, 12/7/05                                   1,595     1,595
        Comal Independent School District VRDB,
         Series 1999-9, ABN AMRO Munitops
         Certificates (PSF of Texas Gtd.),/ (1)/
         3.02%, 12/7/05                                   6,500     6,500
        Conroe Independent School District, G.O.,
         Series 2002-1, ABN AMRO Munitops
         Certificates (PSF of Texas Gtd.),/ (1)/
         3.04%, 12/7/05                                   9,995     9,995

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 34 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005



                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
    MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
    Texas - 13.2% - (continued)
      Dallas G.O. Refunding Bonds, Series 1998-93,
       Morgan Stanley Floating Rate Certificates,/ (1)/
       3.07%, 12/7/05                                      $ 4,190  $ 4,190
      Granbury Independent School District G.O., Soc
       Gen Series 1999 SG-129 (PSF of Texas Gtd.),/ (1)/
       3.08%, 12/7/05                                        4,815    4,815
      Harris County Health Facilities Development
       Corp. Revenue Bonds, Wachovia MERLOTS
       Series 2001A87 (U.S. Treasuries Escrowed),/ (1)/
       3.02%, 12/7/05                                        2,625    2,625
      Keller Independent School District G.O.,
       Series 2001-26, ABN AMRO Munitops
       Certificates (PSF of Texas Gtd.),/ (1)/
       3.04%, 12/7/05                                        4,000    4,000
      Princeton Independent School District G.O., Soc
       Gen Series 2003 SGB-41 (PSF of Texas Gtd.),/ (1)/
       3.08%, 12/7/05                                        4,750    4,750
      San Antonio City Electric & Gas VRDB,
       Wachovia MERLOTS Series 2001A68
       (Colld. by U.S. Treasury Securities),/ (1)/
       3.02%, 12/7/05                                        3,625    3,625
      State of Texas TRANS, Series 2005,
       4.50%, 8/31/06                                       29,000   29,301
      State of Texas Transportation Mobility,
       Citigroup Eagle 720050055, /(1)/
       3.08%, 12/7/05                                        5,085    5,085
      Tarrant County Health Facilities Authority
       Revenue VRDB, Series 1996A, Adventist
       Health System Sunbelt (SunTrust Bank LOC),
       3.05%, 12/7/05                                        5,875    5,875
      Texas A&M University Revenue Bonds,
       Series 2003A RR-II-R-4005 ROCS, /(1)/
       3.08%, 12/7/05                                        4,770    4,770
      Texas City Industrial Development Corp. VRDB,
       Wachovia MERLOTS Series 2000A34, Arco
       Pipeline Project (BP PLC Gtd.),/ (1)/
       3.02%, 12/7/05                                        3,895    3,895
    ----------------------------------------------------  --------- -------
                                                                     91,021
    ----------------------------------------------------  --------- -------
    Utah - 1.4%
      Utah Water Finance Agency Program Revenue
       VRDB, Series 2005A-14, Tender Options
       (AMBAC Insured),
       3.03%, 12/7/05                                        4,100    4,100

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
     MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
     Utah - 1.4% - (continued)
       Utah Water Finance Agency Revenue VRDB,
        Series 2002A2 (AMBAC Insured),
        3.06%, 12/7/05                                    $ 5,330  $ 5,330
     --------------------------------------------------  --------- -------
                                                                     9,430
     --------------------------------------------------  --------- -------
     Virginia - 0.6%
       Virginia College Building Authority VRDB, Series
        2004, University of Richmond Project,
        3.00%, 12/7/05                                      4,000    4,000
     --------------------------------------------------  --------- -------
     Washington - 5.8%
       Seattle Light and Power Revenue Bonds,
        Citigroup ROCS II-R Series 50 (FSA Corp.
        Insured),/ (1)/
        3.08%, 12/7/05                                      6,495    6,495
       Tacoma Water System Revenue Bonds,
        Series 2002-36, ABN AMRO Munitops
        Certificates (MBIA Insured),/ (1)/
        3.04%, 12/7/05                                      8,680    8,680
       Washington State G.O., Series 2004D, ABN
        AMRO Munitops Certificates, Series 2004-13
        (AMBAC Insured),/ (1)/
        3.04%, 12/7/05                                     10,655   10,655
       Washington State Housing Finance Commission
        Nonprofit Housing VRDB, Series 2003,
        Gonzaga Preparatory School Project (Bank of
        America N.A. LOC),
        3.10%, 12/7/05                                      2,400    2,400
       Washington State Housing Finance Commission
        VRDB, Series 2000, Living Care Center Project
        (Wells Fargo Bank, N.A. LOC),
        3.08%, 12/7/05                                     11,615   11,615
     --------------------------------------------------  --------- -------
                                                                    39,845
     --------------------------------------------------  --------- -------
     Wisconsin - 4.5%
       Madison Metropolitan School District TRANS,
        4.00%, 9/8/06                                       2,000    2,016
       Wisconsin Health & Educational Facilities
        Authority Revenue Bonds, Series 2002,
        Meriter Hospital, Inc. Project (Marshall &
        Ilsley Bank LOC),
        3.08%, 12/1/05                                      3,250    3,250
       Wisconsin Health & Educational Facilities
        Authority Revenue VRDB, Series 2002A,
        Capital Access Pool Vernon Memorial
        Hospital (U.S. Bank N.A. LOC),
        3.08%, 12/1/05                                      1,835    1,835

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 35 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2005


       TAX-EXEMPT PORTFOLIO (continued)

                                                       PRINCIPAL
                                                        AMOUNT    VALUE
                                                        (000S)    (000S)
       MUNICIPAL INVESTMENTS - 99.5% - CONTINUED
       Wisconsin - 4.5% - (continued)
         Wisconsin Health & Educational Facilities
          Authority Revenue VRDB, Series 2003,
          Oakwood Village Project (Marshall & Ilsley
          Bank LOC),
          3.07%, 12/7/05                               $ 11,930   $11,930
         Wisconsin Health & Educational Hospital
          Revenue Bonds, St. Joseph Community
          Hospital (Marshall & Ilsley Bank LOC),
          3.07%, 12/7/05                                    590       590
         Wisconsin Public Power, Inc. Revenue
          Bonds, Series 1150, JPM Putters
          (AMBAC Insured),/ (1)/
          3.08%, 12/7/05                                 11,730    11,730
       ----------------------------------------------- --------- --------
                                                                   31,351
       ----------------------------------------------- --------- --------
       Wyoming - 0.2%
         Uinta County PCR Bonds, Series 1993,
          Chevron U.S.A., Inc. Project
          (ChevronTexaco Corp. Gtd.),
          3.00%, 12/1/05                                  1,300     1,300
       ----------------------------------------------- --------- --------
       Total Municipal Investments (Cost $686,630)                686,630

                                                        NUMBER    VALUE
                                                       OF SHARES  (000S)
       INVESTMENT COMPANIES - 0.2%
         AIM Tax-Exempt Cash Fund                       989,644       990
         Dreyfus Tax-Exempt Cash Management Fund        417,259       417
       ------------------------------------------------------------------
       Total Investment Companies (Cost $1,407)                     1,407
       ----------------------------------------------- --------- --------
       Total Investments - 99.7% (Cost $688,037)/ (2)/            688,037
          Other Assets Less Liabilities - 0.3%                      1,868
       ----------------------------------------------- --------- --------
       NET ASSETS - 100.0%                                       $689,905

                      At November 30, 2005, the industry sectors for the Tax-Exempt Portfolio were:
                      INDUSTRY SECTOR                               % OF NET ASSETS
                      Air, Water Services and Solid Waste
                       Management                                               9.0%
                      Educational Services                                     11.3
                      Executive, Legislative and General Government            29.2
                      General Medical and Surgical, Nursing and
                       Personal Care                                           22.6
                      Health Services and Residential Care                      9.3
                      Housing Programs, Urban and Community
                       Development and Social Services                          5.6
                      All other sectors less than 5%                           13.0
                      ---------------------------------------------------------------------------
                      Total                                                   100.0%

(1)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)The cost for federal income tax purposes was $688,037.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 36 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        MONEY MARKET PORTFOLIOS
                                                                           ----
       SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2005


       MUNICIPAL PORTFOLIO

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 97.2%
      Alabama - 0.8%
        Alabama HFA Multifamily VRDB, Series 1996A,
         Rime Village Hoover Project (FNMA Gtd.),
         3.03%, 12/7/05                                  $ 4,200  $ 4,200
        Jefferson County Limited Obligation School
         Warrants, Series 2005B (AMBAC Insured),
         3.09%, 12/7/05                                    5,300    5,300
      ------------------------------------------------  --------- -------
                                                                    9,500
      ------------------------------------------------  --------- -------
      Arizona - 0.2%
        Sun Devil Energy Center LLC VRDB, Series 2004,
         Arizona State University Project
         (FGIC Insured),
         3.01%, 12/7/05                                    2,500    2,500
      ------------------------------------------------  --------- -------
      California - 3.8%
        California Department of Water & Power VRDB,
         Series 2002C-7 (FSA Corp. Insured),
         3.01%, 12/7/05                                    4,750    4,750
        California State G.O. Floating Rate, Series
         2003B-4 (Bank on New York LOC),
         2.94%, 12/7/05                                   17,850   17,850
        California State G.O., Series 2004A9,
         Kindergarten - University Public Educational
         Facilities (Citibank N.A. LOC),
         3.04%, 12/7/05                                    4,300    4,300
        California State G.O., Series 2004B2,
         Kindergarten - University Public Educational
         Facilities (State Street Bank & Trust LOC),
         2.94%, 12/1/05                                    4,700    4,700
        California Statewide Community Development
         Authority VRDB, Series 2001, Senior Living
         Facility (Bank of New York LOC),
         2.99%, 12/7/05                                      700      700
        Los Angeles Department of Water & Power
         VRDB, Series 2001B-1,
         3.04%, 12/1/05                                   12,950   12,950
      ------------------------------------------------  --------- -------
                                                                   45,250
      ------------------------------------------------  --------- -------
      Colorado - 3.7%
        Boomfield Urban Renewal Authority, Series
         2005, Event Center Project (BNP Paribas
         LOC),
         3.05%, 12/7/05                                   12,000   12,000

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 97.2% - CONTINUED
      Colorado - 3.7% - (continued)
        Colorado Educational & Cultural Facilities
         Authority VRDB, Series 2003A-2, National
         Jewish Federation Bond Program
         (Bank of America N.A. LOC),
         3.02%, 12/1/05                                  $ 2,475  $ 2,475
        Denver Refunding COPS Civic Center, Series
         2003C, Wellington E. Webb Municipal Office
         Building (AMBAC Insured),
         2.99%, 12/7/05                                    1,500    1,500
        Greenwood Village G.O. VRDB, Series 2003, City
         of Fiddlers Business Improvement District
         (U.S. Bank N.A. LOC),
         3.13%, 12/7/05                                    2,900    2,900
        Larkridge G.O. VRDB, Series 2004, Metropolitan
         District Number 1 (U.S. Bank N.A. LOC),
         3.08%, 12/7/05                                   10,000   10,000
        Park Creek Metropolitan District Revenue
         Bonds, Merill Lynch P-Float 157 (Merrill
         Lynch & Co. Gtd.), /(1)/
         3.13%, 12/7/05                                    7,500    7,500
        Pitkin County IDA Revenue Bonds, Series 1994A,
         Aspen Skiing Co. Project (JPMorgan Chase
         Bank LOC),
         3.00%, 12/1/05                                    6,850    6,850
      ------------------------------------------------  --------- -------
                                                                   43,225
      ------------------------------------------------  --------- -------
      District of Columbia - 0.6%
        District of Columbia VRDB, Series 2003,
         American Psychological Association Project
         (Bank of America N.A. LOC),
         3.10%, 12/7/05                                    2,560    2,560
        District of Columbia VRDB, Series 2003,
         Henry J. Kaiser Foundation Project
         (Kaiser Family Foundation Gtd.),
         3.08%, 12/7/05                                    4,700    4,700
      ------------------------------------------------  --------- -------
                                                                    7,260
      ------------------------------------------------  --------- -------
      Florida - 7.5%
        Broward County HFA Multifamily VRDB, Series
         2004, Pembroke Village Apartments
         (Wachovia Bank N.A. LOC),
         3.06%, 12/7/05                                    7,000    7,000

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 37 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       MUNICIPAL PORTFOLIO (continued)

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
     MUNICIPAL INVESTMENTS - 97.2% - CONTINUED
     Florida - 7.5% - (continued)
       City of Lakeland VRDB, Series 2001A, Energy
        System,
        3.01%, 12/7/05                                    $ 2,400  $ 2,400
       Florida State Board of Education G.O., Citibank
        Eagle 20030025, /(1)/
        3.08%, 12/7/05                                      4,900    4,900
       Florida State Board of Education G.O., Citibank
        Eagle 720050054 - Class A, /(1)/
        3.08%, 12/7/05                                     10,000   10,000
       Florida State Board of Education G.O., Citigroup
        ROCS-RR-II-R-7530, /(1)/
        3.08%, 12/7/05                                      5,410    5,410
       Florida State Board of Education Revenue
        Bonds, Series 2004, Citigroup
        ROCS-RR-II-6037, /(1)/
        3.08%, 12/7/05                                      6,300    6,300
       Florida State Department of Transportation
        Revenue Bonds, Series 2005-A22, Wachovia
        MERLOTS, /(1)/
        3.35%, 12/7/05                                     12,500   12,500
       Highlands County Health Facilities Authority
        VRDB, Series 1996A, Adventist Health System
        Sunbelt (SunTrust Bank LOC),
        3.05%, 12/7/05                                      4,985    4,985
       Jackson County PCR Refunding Bonds, Series
        1997, Gulf Power Company Project (Gulf
        Power Company Gtd.),
        3.05%, 12/1/05                                      2,000    2,000
       Lee County IDA Healthcare Facilities VRDB,
        Series 2002, Shell Point Village (Bank of
        America N.A. LOC),
        3.00%, 12/7/05                                      4,915    4,915
       Lee County IDA Healthcare Facilities VRDB,
        Series 2004, Improvement Hope Hospice
        Project (SunTrust Bank LOC),
        3.00%, 12/1/05                                      5,210    5,210
       Palm Beach County VRDB, Series 2003, Morse
        Obligation Group Project (Key Bank N.A.
        LOC),
        3.07%, 12/7/05                                      6,300    6,300

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 97.2% - CONTINUED
      Florida - 7.5% - (continued)
        Putnam County Development Authority PCR
         Bonds, Series 1984, Natural Rural Utilities
         Seminole Electric Cooperative Project,
         2.65%, 12/15/05                                  $ 2,670  $ 2,670
        Putnam County Development Authority PCR
         Bonds, Series 1984H-3, Seminole Electric
         Cooperative Project (National Rural Utilities
         Cooperative Finance Co. Gtd.),
         2.80%, 3/15/06                                     2,000    2,000
        Putnam County Development Authority PCR
         Bonds, Series 1984H-4, National Rural
         Utilities Seminole Electric Project (National
         Rural Utilities Cooperative Finance Co. Gtd.),
         2.80%, 3/15/06                                     2,250    2,250
        State of Florida Department of Transportation
         Bridge Construction Revenue Bonds, Series
         2002A, ABN AMRO Munitops Certificates
         2002-20 (MBIA Insured), /(1)/
         3.01%, 12/7/05                                     9,845    9,845
      -------------------------------------------------  --------- -------
                                                                    88,685
      -------------------------------------------------  --------- -------
      Georgia - 3.5%
        Burke County Development Authority PCR, First
         Series, Georgia Power Company Vogtle,
         2.83%, 5/5/06                                     10,000   10,000
        Clayton County Development Authority VRDB,
         Series 2000A, Delta Airlines Project (General
         Electric Capital Corp. LOC),
         3.06%, 12/7/05                                    16,900   16,900
        DeKalb County Development Authority VRDB,
         Series 1985, Crow Wood Arbor Association
         (FHLMC Gtd.),
         3.05%, 12/7/05                                     2,230    2,230
        Floyd County Development Authority VRDB,
         Series 2000, Darlington School Project
         (SunTrust Bank LOC),
         3.08%, 12/7/05                                     3,100    3,100
        Hapeville Development Authority IDR Bonds,
         Series 1985, Hapeville Hotel Project (Bank of
         America, N.A. LOC),
         2.94%, 12/1/05                                     1,150    1,150

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 38 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005



                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 97.2% - CONTINUED
      Georgia - 3.5% - (continued)
        Rockdale County Hospital Authority Revenue
         Anticipation Certificates, Series 2002,
         Rockdale Hospital (SunTrust Bank LOC),
         3.05%, 12/7/05                                   $   860  $   860
        Roswell Housing Authority Multifamily VRDB,
         Series 2002, Chambrel at Roswell Project
         (FNMA Gtd.),
         3.06%, 12/7/05                                       100      100
        Smyrna Housing Authority Multifamily Housing
         Revenue VRDB, Series 1995, Hills of Post
         Village (FNMA Gtd.),
         2.99%, 12/7/05                                     7,000    7,000
      -------------------------------------------------  --------- -------
                                                                    41,340
      -------------------------------------------------  --------- -------
      Illinois - 11.4%
        Chicago Board of Education G.O. Unlimited
         School Reform Board, Series A PA 616
         (FGIC Insured), /(1)/
         3.09%, 12/7/05                                       500      500
        Chicago G.O. Refunding VRDB, Series 1998,
         Citicorp Eagle Trust 981302 (FSA Corp.
         Insured), /(1)/
         3.08%, 12/7/05                                       500      500
        Chicago G.O. Tender Notes, Series 2004
         (State Street Bank & Trust LOC),
         2.20%, 12/8/05                                     7,000    7,000
        Chicago Metropolitan Pier & Exposition
         Authority Revenue Bonds, Series 1996,
         Citicorp Eagle 2004-49-Class A (Colld. by U.S.
         Treasury Securities), /(1)/
         3.08%, 12/7/05                                     3,400    3,400
        Chicago Metropolitan Water Reclamation
         District G.O. VRDB, Series 2002A,
         2.99%, 12/7/05                                    16,250   16,250
        Chicago School Reform Board G.O. Bonds,
         Variable Rate Certificates Series 1996, Bank
         of America Securities (MBIA Insured), /(1)/
         3.14%, 12/7/05                                     4,900    4,900
        City of Aurora VRDB, Series 2003, Community
         Counseling Center of Fox Valley Project
         (Harris Bank N.A. LOC),
         3.11%, 12/7/05                                     3,210    3,210

                                                           PRINCIPAL
                                                            AMOUNT   VALUE
                                                            (000S)   (000S)
   MUNICIPAL INVESTMENTS - 97.2% - CONTINUED
   Illinois - 11.4% - (continued)
     City of Chicago G.O. Equipment Notes
      (Harris Bank N.A. LOC),
      2.35%, 1/1/06                                         $ 3,000  $ 3,000
     Illinois Development Authority RANS, Series
      2005A, Jewish RANS (Harris Bank N.A. LOC),
      3.10%, 12/7/05                                          7,745    7,745
     Illinois Development Finance Authority Revenue
      Bonds, Series 1984, Enterprise Office Campus
      Project (Colld. by U.S. Treasury Securities), /(2)/
      2.90%, 12/1/05                                          6,000    6,000
     Illinois Development Finance Authority Revenue
      VRDB, Series 1991B-1, AMR Pooled Financing
      Program (JPMorgan Chase Bank LOC),
      3.08%, 12/7/05                                          5,195    5,195
     Illinois Development Finance Authority Revenue
      VRDB, Series 1994, Aurora Central Catholic
      High School Project (Allied Irish Bank LOC),
      3.27%, 12/7/05                                          1,000    1,000
     Illinois Development Finance Authority Revenue
      VRDB, Series 2001, Oak Park Residence
      Project (LaSalle Bank N.A. LOC),
      3.08%, 12/7/05                                          1,650    1,650
     Illinois Development Finance Authority Revenue
      VRDB, Series 2001C, Evanston Northwestern
      (Evanston Northwestern Healthcare Corp.
      Gtd.),
      3.11%, 12/7/05                                            250      250
     Illinois Educational Facilities Authority Revenue
      Bonds, Series 2003B, Augustana College
      Project (LaSalle Bank N.A. LOC),
      3.08%, 12/7/05                                          3,590    3,590
     Illinois Educational Facilities Authority Revenue
      Bonds, University of Chicago Project,
      3.10%, 6/27/06                                         14,000   14,000
     Illinois Health Facilities Authority Revenue
      Bonds, Advocate Health Care Network,
      Series 2003-B,
      2.30%, 1/4/06                                           5,000    5,000
      Series 2003-C,
      2.50%, 3/2/06                                          13,040   13,040

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 39 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       MUNICIPAL PORTFOLIO (continued)

                                                       PRINCIPAL
                                                        AMOUNT    VALUE
                                                        (000S)    (000S)
      MUNICIPAL INVESTMENTS - 97.2% - CONTINUED
      Illinois - 11.4% - (continued)
        Illinois Health Facilities Authority Revenue
         Bonds, Series 1996, Evanston Hospital Corp.
         (Evanston Northwestern Healthcare Corp.
         Gtd.),
         2.83%, 1/5/06                                  $15,000  $ 15,000
        Illinois State G.O., Series 2005,
         4.50%, 12/7/05                                  15,000    15,082
        Regional Transportation Authority, Bank of
         America Variable Certificates, Macon 2004A
         (MBIA Insured), /(1)/
         3.08%, 12/7/05                                   3,330     3,330
        Regional Transportation Authority,
         Series 2001A73, Wachovia MERLOTS
         (MBIA Insured), /(1)/
         3.02%, 12/7/05                                   4,925     4,925
      -----------------------------------------------  --------- --------
                                                                  134,567
      -----------------------------------------------  --------- --------
      Indiana - 6.4%
        Indiana Health Facilities Financing Authority
         Revenue Bonds, Riverview Hospital Project
         (National City Bank of Indiana LOC),
         3.06%, 12/7/05                                   5,050     5,050
        Indiana Health Facilities Financing Authority
         Revenue Bonds, Series 2001-A-4, Ascension
         Health Credit Group Project (Ascension
         Health Gtd.),
         2.50%, 3/1/06                                    5,000     5,000
        Indiana Health Facilities Financing Authority
         VRDB, Series 2001, Franciscan Eldercare
         Village Project (LaSalle Bank N.A. LOC),
         3.05%, 12/7/05                                     300       300
        Indiana Health Facilities Financing Authority
         VRDB, Series 2004, Margaret Mary
         Community Hospital Project (Fifth Third Bank
         LOC),
         3.08%, 12/1/05                                   6,600     6,600
        Indiana Public School Building Corp. Revenue
         Bonds, Series 2003-15, ABN AMRO
         Munitops Certificates (MBIA Insured), /(1)/
         3.04%, 12/7/05                                   5,700     5,700

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
    MUNICIPAL INVESTMENTS - 97.2% - CONTINUED
    Indiana - 6.4% - (continued)
      Indiana State Development Finance Authority
       VRDB, Series 2003, YMCA of Southwest
       Indiana Project (Wells Fargo Bank N.A. LOC),
       3.05%, 12/7/05                                      $ 4,200  $ 4,200
      Indiana State Educational Facilities Authority
       VRDB, Series 2003, Franklin College
       (JPMorgan Chase Bank LOC),
       3.08%, 12/1/05                                        8,000    8,000
      Indiana State Financing Authority, Series B, PSI
       Energy, Inc. (CALYON LOC),
       3.02%, 12/7/05                                       10,500   10,500
      Indiana Transportation Authority Highway
       Revenue Bonds, Citicorp Eagle Trust 981402, /(1)/
       3.08%, 12/7/05                                       19,290   19,290
      Perry Township Building Corp. Revenue Bonds,
       Series 2005, ABN AMRO Munitops
       Certificates 2005-6 (FSA Corp. Insured), /(1)/
       3.11%, 12/7/05                                        9,000    9,000
      Vincennes Economic Development Revenue
       VRDB, Knox County Association (Wells Fargo
       Bank N.A. LOC),
       3.05%, 12/7/05                                        2,700    2,700
    ----------------------------------------------------  --------- -------
                                                                     76,340
    ----------------------------------------------------  --------- -------
    Iowa - 4.6%
      Grinnell Hospital VRDB, Series 2001, Grinnell
       Regional Medical Center Project (U.S. Bank
       N.A. LOC),
       3.08%, 12/1/05                                        3,600    3,600
      Iowa Finance Authority Economic Development
       Revenue VRDB, Series 2002, Iowa West
       Foundation Project (U.S. Bank N.A. LOC),
       3.10%, 12/7/05                                        5,900    5,900
      Iowa Finance Authority Health Care Facilities
       Revenue VRDB, Care Initiatives Project
       (KBC Bank N.V. LOC),
       3.08%, 12/1/05                                        2,365    2,365
      Iowa Finance Authority Private College VRDB,
       Series 2001, Drake University Project
       (U.S. Bank N.A. LOC),
       3.08%, 12/1/05                                        8,850    8,850
      Iowa Finance Authority Private College VRDB,
       Series 2001, Morningside College Project
       (U.S. Bank N.A. LOC),
       3.08%, 12/1/05                                        4,910    4,910

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 40 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005



                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 97.2% - CONTINUED
      Iowa - 4.6% - (continued)
        Iowa Finance Authority Retirement Community
         VRDB, Series 2003B, Deerfield Retirement
         Services Project (LaSalle Bank N.A. LOC),
         3.05%, 12/7/05                                   $ 1,750  $ 1,750
        Iowa Finance Authority Retirement Community
         VRDB, Series 2003B, Wesley Retirement
         Services Project (Wells Fargo Bank N.A.
         LOC),
         3.05%, 12/7/05                                     6,010    6,010
        Iowa Finance Authority VRDB, Series 2003,
         Museum of Art Foundation Project (U.S. Bank
         N.A. LOC),
         3.08%, 12/1/05                                     4,150    4,150
        Iowa Higher Education Loan Authority Revenue
         Bonds, Series 2002, Luther College Project
         (U.S. Bank N.A. LOC),
         3.05%, 12/7/05                                     4,500    4,500
        Iowa Higher Education Loan Authority Revenue
         VRDB, Series 2004, Private College-Dubuque
         (Bank of America N.A. LOC),
         3.08%, 12/1/05                                    11,915   11,915
      -------------------------------------------------  --------- -------
                                                                    53,950
      -------------------------------------------------  --------- -------
      Kansas - 0.9%
        Johnson County Unified School District No. 512
         G.O., Series 2001-A92, Wachovia MERLOTS, /(1)/
         3.02%, 12/7/05                                     9,490    9,490
        Kansas Development Finance Authority
         Revenue VRDB, Series 2004C, Adventist
         Health System - Sunbelt (SunTrust
         Bank LOC),
         3.07%, 12/7/05                                     1,500    1,500
      -------------------------------------------------  --------- -------
                                                                    10,990
      -------------------------------------------------  --------- -------
      Kentucky - 1.6%
        Kenton County Airport Board Revenue VRDB,
         Series 2000B, Delta Air, Inc. Project (General
         Electric Capital Corp. LOC),
         3.06%, 12/7/05                                     7,700    7,700
        Mason County PCR Bonds, Series 1984B-1, East
         Kentucky Power Project (National Rural
         Utilities Cooperative Finance Co. Gtd.),
         3.15%, 12/7/05                                       605      605

                                                           PRINCIPAL
                                                            AMOUNT   VALUE
                                                            (000S)   (000S)
    MUNICIPAL INVESTMENTS - 97.2% - CONTINUED
    Kentucky - 1.6% - (continued)
      Morehead League of Cities Lease Program
       VRDB, Series 2004A (U.S. Bank N.A. LOC),
       3.06%, 12/7/05                                       $10,932  $10,932
    -----------------------------------------------------  --------- -------
                                                                      19,237
    -----------------------------------------------------  --------- -------
    Louisiana - 1.4%
      Louisiana Local Government Environmental
       VRDB, Series 2004C, University LaMonroe
       (Regions Bank LOC),
       3.06%, 12/7/05                                        10,000   10,000
      Louisiana Public Facilities Authority, Series
       1988, Multifamily (FNMA LOC),
       3.06%, 12/7/05                                         7,000    7,000
    -----------------------------------------------------  --------- -------
                                                                      17,000
    -----------------------------------------------------  --------- -------
    Maryland - 0.0%
      Montgomery County Economic Development
       Revenue VRDB, Series 2004, Riderwood
       Village, Inc. Project (Manufacturers &
       Traders Trust Co. LOC),
       3.07%, 12/7/05                                           100      100
    -----------------------------------------------------  --------- -------
    Michigan - 1.7%
      Detroit School Building & Site Improvement
       G.O., Series 2002A, ABN AMRO Munitops
       Certificates, Series 2003-10 (FGIC Insured),/ (1)/
       3.01%, 12/7/05                                         4,000    4,000
      Grand Rapids Economic Development Corp.
       Revenue Bonds, Series 1991A, Amway Hotel
       Project (Standard Federal Bank N.A. LOC),
       3.07%, 12/7/05                                         3,575    3,575
      Michigan State Hospital Finance Authority
       Revenue VRDB, Series 2003A, Crittenton
       Hospital (Comerica Bank LOC),
       3.01%, 12/1/05                                        12,950   12,950
    -----------------------------------------------------  --------- -------
                                                                      20,525
    -----------------------------------------------------  --------- -------
    Minnesota - 3.9%
      Duluth Economic Development Authority
       Health Care Facilities VRDB, Series 1997,
       Miller-Dwan Medical Center Project (U.S.
       Bank N.A. LOC),
       3.08%, 12/1/05                                           800      800
      Mankato Multifamily Revenue VRDB, Series
       1997, Highland Hills Project (LaSalle Bank
       N.A. LOC),
       3.08%, 12/1/05                                         1,000    1,000

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 41 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       MUNICIPAL PORTFOLIO (continued)

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 97.2% - CONTINUED
      Minnesota - 3.9% - (continued)
        Maple Grove Economic Development Revenue
         Bonds, Heritage Christian Academy
         (U.S. Bank N.A. LOC),
         3.05%, 12/7/05                                   $ 3,185  $ 3,185
        Minneapolis Health Care Systems Revenue
         VRDB, Series 2005B, Fairview Health
         Services (AMBAC Insured),
         2.99%, 12/7/05                                     7,700    7,700
        Minneapolis Student Housing VRDB, Series
         2003, Riverton Community Housing Project
         (LaSalle Bank N.A. LOC),
         3.09%, 12/7/05                                     7,200    7,200
        Minnesota State G.O., Series 2003, Citigroup
         ROCS-RR-II-R Series 4309, /(1)/
         3.08%, 12/7/05                                     3,650    3,650
        Minnesota State Higher Education Facilities
         Authority Revenue VRDB, Series 2004-5Z,
         University St. Thomas (LaSalle Bank N.A. LOC),
         3.06%, 12/7/05                                     9,600    9,600
        Rochester Health Facilities Revenue Bonds,
         Series 2000 II-R-28, Citigroup ROCS
         (Mayo Foundation Gtd.), /(1)/
         3.08%, 12/7/05                                    10,470   10,470
        St. Paul Housing & Redevelopment Authority
         VRDB, Series 2002, Public Radio Project
         (Allied Irish Bank LOC),
         3.08%, 12/1/05                                     1,300    1,300
        St. Paul Port Authority District Revenue VRDB,
         Series 2001-1-M (Dexia Credit Local LOC),
         3.08%, 12/1/05                                     1,300    1,300
      -------------------------------------------------  --------- -------
                                                                    46,205
      -------------------------------------------------  --------- -------
      Mississippi - 2.0%
        Mississippi State Capital Improvement Variable
         Rate Bonds,
         2.94%, 12/7/05                                    16,200   16,200
        University of Mississippi Building Corp. VRDB,
         Series 2000-A, Campus Improvements Project
         (MBIA Insured),
         3.07%, 12/7/05                                     7,600    7,600
      -------------------------------------------------  --------- -------
                                                                    23,800
      -------------------------------------------------  --------- -------

                                                            PRINCIPAL
                                                             AMOUNT   VALUE
                                                             (000S)   (000S)
    MUNICIPAL INVESTMENTS - 97.2% - CONTINUED
    Missouri - 3.2%
      Chesterfield IDA Educational Facilities Revenue
       VRDB, Gateway Academy, Inc. Project
       (U.S. Bank N.A. LOC),
       3.08%, 12/1/05                                        $  700   $  700
      Missouri State Health and Educational Facilities
       Authority VRDB, Series 1996-A, Washington
       University,
       3.00%, 12/1/05                                         4,800    4,800
      Missouri State Health and Educational Facilities
       Authority VRDB, Series 1999, Pooled Hospital
       Freeman Health System (KBC Bank N.V. LOC),
       3.08%, 12/7/05                                         3,855    3,855
      Missouri State Health and Educational Facilities
       Authority VRDB, Series 1999B, St. Louis University,
       3.08%, 12/1/05                                         4,880    4,880
      Missouri State Health and Educational Facilities
       Authority VRDB, Series 2001A, Bethesda
       Health Group Project (U.S. Bank N.A. LOC),
       3.08%, 12/1/05                                         2,335    2,335
      Missouri State Health and Educational Facilities
       Authority VRDB, Series 2002, De Smet Jesuit
       High School (U.S. Bank N.A. LOC),
       3.08%, 12/1/05                                         3,400    3,400
      Missouri State Health and Educational Facilities
       Authority VRDB, Series 2002A, Christian
       Brothers Project (U.S. Bank N.A. LOC),
       3.08%, 12/1/05                                         1,700    1,700
      Missouri State Health and Educational Facilities
       Authority VRDB, Series 2003, Southwest
       Baptist University (Bank of America N.A. LOC),
       3.08%, 12/1/05                                         1,650    1,650
      Missouri State Health and Educational Facilities
       Authority VRDB, Series 2004, Bethesda Health
       Group Project (U.S. Bank N.A. LOC),
       3.08%, 12/1/05                                         3,295    3,295
      Missouri State Health and Educational Facilities
       Authority VRDB, Series 2004A, St. Joseph - St.
       Pius (Allied Irish Bank LOC),
       3.10%, 12/7/05                                         2,680    2,680
      Missouri State Highways and Transit
       Commission Revenue Bonds, Series 2005B1,
       Multi Modal Third Lien (State Street Bank &
       Trust LOC),
       3.03%, 12/7/05                                         7,500    7,500

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 42 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005



                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
    MUNICIPAL INVESTMENTS - 97.2% - CONTINUED
    Missouri - 3.2% - (continued)
      St. Louis County IDA VRDB, Series 2004,
       Friendship Village West County Project
       (LaSalle Bank N.A. LOC),
       3.00%, 12/7/05                                      $   700  $   700
    ----------------------------------------------------  --------- -------
                                                                     37,495
    ----------------------------------------------------  --------- -------
    Nebraska - 0.8%
      Lincoln Electric System Revenue Bonds, Series
       2001, MERLOTS, Series 2003-B01, /(1)/
       3.02%, 12/7/05                                        8,920    8,920
    ----------------------------------------------------  --------- -------
    Nevada - 1.0%
      Nevada Municipal Bond Bank G.O., Series
       1997-SGB 31 (FGIC Insured), /(1)/
       3.08%, 12/7/05                                       12,365   12,365
    ----------------------------------------------------  --------- -------
    New Mexico - 0.8%
      City of Farmington PCR Refunding Bonds, Series
       1994A, Arizona Public Service Four Corners
       Project (Barclays Bank PLC LOC),
       3.02%, 12/1/05                                       10,000   10,000
    ----------------------------------------------------  --------- -------
    North Carolina - 1.5%
      City of Charlotte Water & Sewer Systems CP,
       2.90%, 6/6/06                                         3,000    3,000
       3.05%, 7/11/06                                        7,000    7,000
      North Carolina Medical Care Commission
       MERLOTS, Series 2001A39, Providend Place
       Project (GNMA Gtd.),/ (1)/
       3.02%, 12/7/05                                        5,950    5,950
      North Carolina State G.O., Eagle Series 7200-
       51001 Class A, /(1)/
       3.08%, 12/7/05                                        2,370    2,370
    ----------------------------------------------------  --------- -------
                                                                     18,320
    ----------------------------------------------------  --------- -------
    North Dakota - 0.1%
      Ward County Health Care Facilities Revenue
       Bonds, Series 2002A, Trinity Obligation Group
       Project (U.S. Bank N.A. LOC),
       3.08%, 12/1/05                                        1,300    1,300
    ----------------------------------------------------  --------- -------
    Ohio - 1.2%
      Knox County Hospital Facility Revenue VRDB,
       Series 2004, Community Hospital Project
       (National City Bank LOC),
       3.08%, 12/7/05                                        5,000    5,000
      Ohio State G.O., Citigroup ROCS-RR-II-R4037, /(1)/
       3.08%, 12/7/05                                        6,970    6,970

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
    MUNICIPAL INVESTMENTS - 97.2% - CONTINUED
    Ohio - 1.2% - (continued)
      University of Toledo Revenue Bonds, Series
       2002, General Receipts (FGIC Insured),
       3.03%, 12/1/05                                      $ 2,600  $ 2,600
    ----------------------------------------------------  --------- -------
                                                                     14,570
    ----------------------------------------------------  --------- -------
    Oklahoma - 0.8%
      Garfield County IDA PCR Bonds, Series A,
       Oklahoma Gas and Electric Co. Project
       (Oklahoma Gas and Electric Co. Gtd.),
       3.14%, 12/7/05                                       10,000   10,000
    ----------------------------------------------------  --------- -------
    Oregon - 0.7%
      Multnomah County Higher Education Revenue
       VRDB, Series 1999, Concordia University
       Portland Project (KeyBank N.A. LOC),
       3.08%, 12/1/05                                        2,115    2,115
      Multnomah County Hospital Facilities Authority
       VRDB, Series 2003, Holladay Park Plaza
       Project (Allied Irish Bank LOC),
       3.02%, 12/1/05                                        5,600    5,600
    ----------------------------------------------------  --------- -------
                                                                      7,715
    ----------------------------------------------------  --------- -------
    Pennsylvania - 2.0%
      Philadelphia Hospital & Higher Education
       Facilities Refunding VRDB, Series 2002,
       Philadelphia Protestant Home (Bank of
       America N.A. LOC),
       3.08%, 12/7/05                                        9,270    9,270
      Philadelphia Hospital & Higher Education
       Facilities VRDB, Series 1999B, Jefferson
       Health System (Jefferson Health System
       Gtd.),
       2.75%, 4/3/06                                         5,000    5,000
      State of Pennsylvania, Third Series of 2004, State
       Street Bank 2005-5 (FSA Corp. Insured), /(1)/
       3.09%, 12/7/05                                        9,000    9,000
    ----------------------------------------------------  --------- -------
                                                                     23,270
    ----------------------------------------------------  --------- -------
    South Carolina - 0.5%
      Medical University Hospital Authority VRDB,
       Series 2005A-5, Austin Variable Certificates
       (MBIA Insured), /(1)/
       3.09%, 12/7/05                                        6,000    6,000
    ----------------------------------------------------  --------- -------

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 43 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       MUNICIPAL PORTFOLIO (continued)

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 97.2% - CONTINUED
      Tennessee - 5.9%
        Blount County Public Building Authority Local
         Government Public Improvement Bonds
         (AMBAC Insured),
         Series 2004A-9-B,
         3.05%, 12/1/05                                   $1,500   $1,500
         Series 2004A-9-C,
         3.05%, 12/1/05                                    1,275    1,275
        City of Chattanooga 21/st/ Century G.O., ABN
         AMRO Munitops Certificates 2002-25
         (MBIA Insured), /(1)/
         3.02%, 12/7/05                                    7,685    7,685
        Clarksville Public Building Authority Revenue
         Bonds, Series 2003, Municipal Bond Fund
         (Bank of America, N.A. LOC),
         3.03%, 12/1/05                                      700      700
        Clarksville Public Building Authority Revenue
         Bonds, Series 2004, Pooled Financing Municipal
         Bond Fund (Bank of America N.A. LOC),
         3.03%, 12/1/05                                    8,245    8,245
        Hendersonville IDB VRDB, Windsor Park Project
         (Colld. by U.S. Treasury Securities),
         3.00%, 12/7/05                                    2,295    2,295
        McMinn County IDB VRDB, Series 2002,
         Tennessee Wesleyan College Project
         (Regions Bank LOC),
         3.12%, 12/7/05                                    2,440    2,440
        Metropolitan Government Nashville & Davidson
         County Electric Revenue Bonds,
         Series 984201, Citicorp Eagle Trust, /(1)/
         3.08%, 12/7/05                                    1,370    1,370
        Metropolitan Government Nashville & Davidson
         County Health & Educational Facilities Board
         Revenue Bonds, Series 2001B-1, Ascension
         Health Credit Project,
         2.85%, 8/1/06                                     5,000    5,000
        Metropolitan Government Nashville & Davidson
         County IDB VRDB, Series 2002, University
         School of Nashville Project (SunTrust Bank
         LOC),
         3.00%, 12/7/05                                      800      800
        Sevier County Public Building Authority
         Revenue Bonds, Local Government Public
         Improvement VRDB,
         Series 2000 IV-B-4 (FSA Corp. Insured),
         3.02%, 12/1/05                                    1,200    1,200

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     MUNICIPAL INVESTMENTS - 97.2% - CONTINUED
     Tennessee - 5.9% - (continued)
        Series 2000 IV-B-12 (FSA Corp. Insured),
        3.02%, 12/1/05                                     $   300  $   300
        Series 2000 IV-E-1 (AMBAC Insured),
        3.02%, 12/1/05                                       4,700    4,700
        Series 2000 IV-E-6 (AMBAC Insured),
        3.02%, 12/1/05                                       1,120    1,120
        Series 2000 IV-F-1 (AMBAC Insured),
        3.02%, 12/1/05                                       5,990    5,990
        Series 2000 IV-F-2 (AMBAC Insured),
        3.02%, 12/1/05                                       3,700    3,700
        Series 2001 IV-H-3 (AMBAC Insured),
        3.02%, 12/1/05                                       3,000    3,000
        Series 2001 IV-I-2 (AMBAC Insured),
        3.02%, 12/1/05                                       5,645    5,645
        Series 2002 IV-I-4 (AMBAC Insured),
        3.02%, 12/1/05                                       2,020    2,020
        Series 2002 IV-J-3 (AMBAC Insured),
        3.02%, 12/1/05                                       1,020    1,020
       Shelby County Health, Educational and Housing
        Facilities Board Revenue VRDB, Series 2003,
        St. Benedict High School Project (Amsouth
        Bank LOC),
        3.07%, 12/7/05                                      10,000   10,000
     ---------------------------------------------------  --------- -------
                                                                     70,005
     ---------------------------------------------------  --------- -------
     Texas - 10.9%
       Bastrop Independent School District G.O.,
        Series 1997, Soc Gen Municipal Securities
        Trust, Series SGB-37 (PSF of Texas Gtd.),/ (1)/
        3.08%, 12/7/05                                         400      400
       Bexar County Health Facilities Development
        Corp. Revenue VRDB, Air Force Village (Bank
        of America N.A. LOC),
        3.05%, 12/7/05                                       5,000    5,000
       Comal Independent School District VRDB,
        Series 1999-9, ABN AMRO Munitops
        Certificates (PSF of Texas Gtd.),/ (1)/
        3.02%, 12/7/05                                       1,300    1,300
       Cypress-Fairbanks G.O., Series 2004C-16,
        Wachovia MERLOTS (PSF of Texas Gtd.),/ (1)/
        3.02%, 12/7/05                                       4,390    4,390
       Dallas G.O. Refunding Bonds, Series 1998-93,
        Morgan Stanley Floating Rate Certificates,/ (1)/
        3.07%, 12/7/05                                       1,105    1,105

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 44 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005



                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     MUNICIPAL INVESTMENTS - 97.2% - CONTINUED
     Texas - 10.9% - (continued)
       Fort Bend School District G.O., Wachovia
        MERLOTS Series 2004A-03 (PSF of Texas
        Gtd.),/ (1)/
        3.02%, 12/7/05                                     $ 7,040  $ 7,040
       Frisco Independent School District G.O., Series
        2004C-24, Wachovia MERLOTS (PSF of Texas
        Gtd.),/ (1)/
        3.07%, 12/7/05                                       4,430    4,430
       Harris County Health Facilities Development
        Corp. Refunding VRDB, Series 2005B,
        Methodist Hospital System,
        3.00%, 12/1/05                                       2,000    2,000
       Harris County Health Facilities Development
        Corp. Revenue Bonds, Wachovia MERLOTS
        Series 2001A87 (U.S. Treasuries Escrowed),/ (1)/
        3.02%, 12/7/05                                       6,310    6,310
       Harris County Health Facilities Development
        Corp. VRDB, Series A-2, Christus Health
        (AMBAC Insured),
        2.98%, 12/7/05                                       4,050    4,050
       Harris County Toll Road State G.O., Series
        2003B, Citigroup ROCS-RR-II-4541,/ (1)/
        3.08%, 12/7/05                                       7,830    7,830
       Houston Independent School District G.O.,
        Series 2004, Schoolhouse (PSF of Texas Gtd.),
        2.77%, 6/14/06                                      10,000   10,000
       Katy Independent School District VRDB, Fort
        Bend, Harris and Waller Counties,
        3.04%, 12/7/05                                       5,050    5,050
       Keller Independent School District G.O.,
        Series 2001-26, ABN AMRO Munitops
        Certificates (PSF of Texas Gtd.),/ (1)/
        3.04%, 12/7/05                                       2,500    2,500
       North East Independent School District G.O.,
        Series 2000 PT-3156, School Building Bonds
        (PSF of Texas Gtd.),/ (1)/
        3.08%, 12/7/05                                       2,500    2,500
       Plano Health Facilities Development Corp.
        Revenue Bonds, Series 2000, YMCA of Metro
        Dallas Project (Bank of America N.A. LOC),
        3.03%, 12/7/05                                      10,875   10,875

                                                        PRINCIPAL
                                                         AMOUNT    VALUE
                                                         (000S)    (000S)
      MUNICIPAL INVESTMENTS - 97.2% - CONTINUED
      Texas - 10.9% - (continued)
        San Marcos Independent School District G.O.,
         Series 2004C-23, Wachovia MERLOTS (PSF
         of Texas Gtd.),/ (1)/
         3.07%, 12/7/05                                  $ 3,390  $  3,390
        State of Texas G.O., Series 2005-58-A, Soc Gen
         Municipal Securities Trust,/ (1)/
         3.08%, 12/7/05                                    5,900     5,900
        State of Texas TRANS, Series 2005,
         4.50%, 8/31/06                                   29,500    29,824
        Travis County Health Facilities Development
         Corp. VRDB, Querencia Barton Creek
         (LaSalle Bank, N.A. LOC),
         3.05%, 12/7/05                                   10,000    10,000
        University of Texas Permanent University Fund
         Revenue Bonds, Series 2002B, Citigroup
         ROCS RR II R 6519,/ (1)/
         3.08%, 12/7/05                                    5,165     5,165
      ------------------------------------------------  --------- --------
                                                                   129,059
      ------------------------------------------------  --------- --------
      Utah - 2.1%
        Salt Lake County PCR Bonds, SVC Station
         Holdings Project (BP PLC Gtd.),
         2.98%, 12/1/05                                    5,700     5,700
        Utah Water Finance Agency VRDB, Series
         2004A-10 (AMBAC Insured),
         3.12%, 12/7/05                                    2,585     2,585
        Utah Water Finance Agency VRDB, Series
         2005A-11, Tender Options (AMBAC Insured),
         3.03%, 12/7/05                                   12,300    12,300
        Utah Water Finance Agency VRDB, Series
         2005A-14, Tender Options (AMBAC Insured),
         3.03%, 12/7/05                                    4,000     4,000
      ------------------------------------------------  --------- --------
                                                                    24,585
      ------------------------------------------------  --------- --------
      Virginia - 1.6%
        Norfolk Economic Development Authority
         Revenue Bonds - Sentara Health, Series
         2004 II R-322-1, Citigroup ROCS (Sentara
         Healthcare Gtd.),/ (1)/
         3.08%, 12/7/05                                   13,475    13,475
        Virginia College Building Authority VRDB,
         Series 2004, University of Richmond Project,
         3.00%, 12/7/05                                    5,000     5,000
      ------------------------------------------------  --------- --------
                                                                    18,475
      ------------------------------------------------  --------- --------

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 45 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       SCHEDULE OF INVESTMENTS


       MUNICIPAL PORTFOLIO (continued)

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       MUNICIPAL INVESTMENTS - 97.2% - CONTINUED
       Washington - 4.5%
         King County G.O. Refunding Bonds, Series
          1998B, ABN AMRO Munitops Certificates,
          Series 2001-1 (MBIA Insured),/ (1)/
          3.04%, 12/7/05                                 $ 7,500  $ 7,500
         Port of Seattle Intermediate Lien Revenue
          Bonds, Series 2005-28, ABN AMRO Munitops
          Certificates (MBIA Insured),/ (1)/
          3.11%, 12/7/05                                  10,000   10,000
         State of Washington Variable Purpose G.O.
          Bonds, Series 2000B, Eagle Trust Series
          20004701,/ (1)/
          3.08%, 12/7/05                                   2,300    2,300
         Washington State G.O. Refunding Bonds, Eagle
          Trust Series 1993C,/ (1)/
          3.08%, 12/7/05                                   3,848    3,848
         Washington State G.O., Series 1993B, Smith
          Barney, Soc Gen Trust SGB-13,/ (1)/
          3.08%, 12/7/05                                  21,950   21,950
         Washington State G.O., Series 2004D, ABN
          AMRO Munitops Certificates, Series 2004-13
          (AMBAC Insured),/ (1)/
          3.04%, 12/7/05                                   2,900    2,900
         Washington State Higher Education Facilities
          VRDB, Series 2003A, Cornish College of Arts
          Project (Bank of America N.A. LOC),
          3.05%, 12/7/05                                   1,900    1,900
         Washington State VRDB, Series 2003,
          Association of Community and Migrant
          Health Centers Project (U.S. Bank N.A. LOC),
          3.10%, 12/7/05                                   2,745    2,745
       -----------------------------------------------  --------- -------
                                                                   53,143
       -----------------------------------------------  --------- -------
       West Virginia - 1.2%
         Monongalia County Building Commission VRDB,
          Series 2005B, Monongalia General Hospital
          (JPMorgan Chase Bank LOC),
          3.04%, 12/7/05                                  14,505   14,505
       -----------------------------------------------  --------- -------
       Wisconsin - 3.3%
         Madison Metropolitan School District TRANS,
          4.00%, 9/8/06                                    2,000    2,016
         Pleasant Prairie Kenosha County G.O. VRDB,
          Series 2004 (XLCA Insured),
          3.10%, 12/7/05                                   5,000    5,000

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       MUNICIPAL INVESTMENTS - 97.2% - CONTINUED
       Wisconsin - 3.3% - (continued)
         Wauwatosa Housing Authority Revenue Bonds,
          Series 1995, San Camillo, Inc. Project (U.S.
          Bank N.A. LOC),
          3.05%, 12/7/05                                 $1,700   $1,700
         Wisconsin Health & Educational Facilities
          Authority Revenue Bonds, Series 1994A, Sinai
          Samaritan Medical Center Project
          (Marshall & Ilsley Bank LOC),
          3.07%, 12/7/05                                  2,302    2,302
         Wisconsin Health & Educational Facilities
          Authority Revenue Bonds, Series 2004,
          Wisconsin Institute of Torah Study, Inc.
          Project (Harris Bank N.A. LOC),
          3.05%, 12/7/05                                  3,315    3,315
         Wisconsin Health & Educational Facilities
          Authority Revenue Bonds, Series 2004C,
          EastCastle Place (LaSalle Bank N.A. LOC),
          3.05%, 12/7/05                                  5,000    5,000
         Wisconsin Health & Educational Facilities
          Authority Revenue VRDB, Series 1997,
          Alverno College Project (Allied Irish Bank
          LOC),
          3.08%, 12/1/05                                  1,000    1,000
         Wisconsin Health & Educational Facilities
          Authority Revenue VRDB, Series 2001B,
          ProHealth, Inc. (AMBAC Insured),
          3.03%, 12/1/05                                  1,900    1,900
         Wisconsin Health & Educational Facilities
          Authority Revenue VRDB, Series 2002, Pooled
          Loan Financing Program (U.S. Bank N.A.
          LOC),
          3.03%, 12/7/05                                  5,000    5,000
         Wisconsin Health & Educational Facilities
          Authority Revenue VRDB, Series 2005,
          Hospice Care Holdings, Inc. Project
          (Marshall & Ilsley Bank LOC),
          3.08%, 12/7/05                                  2,750    2,750
         Wisconsin Health & Educational Facilities
          Authority Revenue VRDB, Capital Access
          Pool Vernon Memorial Hospital (U.S. Bank
          N.A. LOC),
          Series 2002A,
          3.08%, 12/1/05                                    875      875
          Series 2002B,
          3.08%, 12/1/05                                  2,345    2,345

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 46 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005



                                                    PRINCIPAL
                                                     AMOUNT      VALUE
                                                     (000S)      (000S)
      MUNICIPAL INVESTMENTS - 97.2% - CONTINUED
      Wisconsin - 3.3% - (continued)
        Wisconsin Health & Educational Facilities
         Authority Revenue VRDB, Southwest
         Health Center (Fifth Third Bank LOC),
         3.01%, 12/7/05                            $     6,040     $6,040
      -------------------------------------------  ----------- ----------
                                                                   39,243
      -------------------------------------------  ----------- ----------
      Wyoming - 0.3%
        Sweetwater County PCR Refunding Bonds,
         Series 1998A, PacifiCorp Project
         (Barclays Bank PLC LOC),
         2.90%, 12/5/05                                  3,500      3,500
      -------------------------------------------  ----------- ----------
      Multiple States Pooled Security - 0.8%
        Clipper Multistate Tax-Exempt Trust
         Certificates, Series 1998A,/ (1)/
         3.16% 12/7/05                                   9,100      9,100
      -------------------------------------------  ----------- ----------
      Total Municipal Investments (Cost $1,152,044)             1,152,044

                                                     NUMBER      VALUE
                                                    OF SHARES    (000S)
      INVESTMENT COMPANIES - 2.5%
        AIM Tax-Exempt Cash Fund                    29,181,476     29,181
        Dreyfus Tax-Exempt Cash Management
         Fund                                          715,626        716
      -------------------------------------------------------------------
      Total Investment Companies (Cost $29,897)                    29,897
      -------------------------------------------  ----------- ----------
      Total Investments - 99.7% (Cost $1,181,941)/ (3)/         1,181,941
         Other Assets less Liabilities - 0.3%                       2,942
      -------------------------------------------  ----------- ----------
      NET ASSETS - 100.0%                                      $1,184,883

(1)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)Restricted security that has been deemed illiquid. At November 30, 2005, the value of this restricted illiquid security amounted to approximately $6,000,000 or 0.5% of net assets. Additional information on the holding is as follows:

                                                        ACQUISITION
                                            ACQUISITION    COST
             SECURITY                          DATE       (000S)
             Illinois Development Finance
              Authority Revenue Bonds (IL),
              2.90%, 12/1/05                   9/05       $6,000
             ------------------------------ ----------- -----------

(3)The cost for federal income tax purposes was $1,181,941.

                       At November 30, 2005, the industry sectors for the Municipal Portfolio were:
                       INDUSTRY SECTOR                               % OF NET ASSETS
                       Air, Water Services and Solid Waste
                        Management                                               5.1%
                       Educational Services                                     16.1
                       Executive, Legislative and General Government            25.2
                       Gas, Electric Services and Combined Utilities             5.3
                       General Medical and Surgical, Nursing and
                        Personal Care                                           13.9
                       Health Services and Residential Care                      6.8
                       Housing Programs, Urban and Community
                        Development and Social Services                          8.6
                       All other sectors less than 5%                           19.0
                       --------------------------------------------------------------------------
                       Total                                                   100.0%

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 47 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       ABBREVIATIONS AND OTHER INFORMATION
                                                              NOVEMBER 30, 2005



The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating and variable rate securities or the prerefunded date for these types of securities.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

   EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

AMBAC   American Municipal Bond
        Assurance Corporation

Colld.  Collateralized

CP      Commercial Paper

COPS    Certificate of Participation

FGIC    Financial Guaranty
        Insurance Corporation

FHLB    Federal Home Loan Bank

FHLMC   Freddie Mac

FNMA    Fannie Mae

FRCP    Floating Rate Commercial
        Paper

FRN     Floating Rate Notes

FSA     Financial Security Assurance

FSB     Federal Savings Bank

GNMA    Government National
        Mortgage Association

G.O.    General Obligation

Gtd.    Guaranteed

HFA     Housing Finance Authority

IDA     Industrial Development
        Authority

IDB     Industrial Development
        Board

IDR     Industrial Development
        Revenue

LOC     Letter of Credit

MBIA    Municipal Bond Insurance
        Association

MERLOTS Municipal Exempt Receipts
        Liquidity Optional Tender

MTN     Medium Term Notes

PCR     Pollution Control Revenue

P-Floats Puttable Floating Rate
         Security

PSF      Permanent School Fund

RANS     Revenue Anticipation Notes

ROCS     Reset Option Certificates

SGB      Societe Generale Bank

Soc Gen  Societe Generale

STARS    Short Term Adjustable Rate
         Securities

TRANS    Tax and Revenue
         Anticipation Notes

TRB      Tax Revenue Bonds

TSB      Trustee Savings Bank

VRDB     Variable Rate Demand Bonds

VRDN     Variable Rate Demand Notes

XLCA     XL Capital Assurance

MONEY MARKET PORTFOLIOS 48 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        MONEY MARKET PORTFOLIOS
                                                                           ----
       NOTES TO THE FINANCIAL STATEMENTS
                                                              NOVEMBER 30, 2005




1   ORGANIZATION
Northern Institutional Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 22 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). Northern Trust Investments, N.A. ("NTI"), a direct subsidiary of The Northern Trust Company ("Northern Trust"), serves as the investment adviser for all of the Trust's money market portfolios (the "Portfolios"). Northern Trust also serves as the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") are the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

Presented herein are the financial statements for each of the five Money Market Portfolios. These include: Diversified Assets Portfolio, Government Portfolio, Government Select Portfolio, Tax-Exempt Portfolio and Municipal Portfolio. Each of these diversified Portfolios is authorized to issue three classes of shares:
Shares, Service Shares and Premier Shares. Each class is distinguished by the level of administrative, liaison and transfer agent service provided. At November 30, 2005, Shares, Service Shares and Premier Shares were outstanding for the Diversified Assets, Government, Government Select and Municipal Portfolios, and Shares and Service Shares were outstanding for the Tax-Exempt Portfolio.

2   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - The investments held by the Portfolios are valued at amortized cost, which the investment adviser has determined, pursuant to Board authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolios, at the Bank of New York or JPMorgan Chase which, in turn, hold securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolios, at the Federal Reserve Bank of Chicago.

The nature and terms of the collateral received for the repurchase agreements are as follows:

Diversified Assets

         Name                         Coupon Rates    Maturity Dates
         -------------------------------------------------------------
         FHLB                             5.07%          10/20/15
         FHLMC                        4.00% - 7.50%  9/1/08 - 12/1/35
         FNMA                         0.00% - 7.50%  8/1/08 - 12/1/35
         Government Trust Certificate     0.00%     11/15/07 - 10/1/09
         Israel Government AID Bond       0.00%          9/15/22
         Korea Development Bank           4.65%          11/22/12
         -------------------------------------------------------------

Government

         Name                         Coupon Rates    Maturity Dates
         -------------------------------------------------------------
         FHLMC                        4.00% - 8.50% 3/15/07 - 11/15/35
         FNMA                         4.50% - 8.80%  5/25/16 11/1/34
         Government Trust Certificate     0.00%          11/15/07
         -------------------------------------------------------------

Each Portfolio may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Portfolios and does not collect any additional fees from the Portfolios for such services. The Diversified Assets Portfolio and Government Portfolio have entered into such joint repurchase agreements at November 30, 2005, as reflected in their accompanying Schedules of Investments.

The nature and terms of the collateral received for the joint repurchase agreements are as follows:

Diversified Assets

              Name                Coupon Rates    Maturity Dates
              ----------------------------------------------------
              U.S. Treasury Bonds 7.25% - 7.50% 5/15/16 - 11/15/16
              ----------------------------------------------------

Government

              Name                Coupon Rates    Maturity Dates
              ----------------------------------------------------
              U.S. Treasury Bonds 7.25% - 7.50% 5/15/16 - 11/15/16
              ----------------------------------------------------

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  49 MONEY MARKET PORTFOLIOS

 -------------------------------------------------------
    MONEY MARKET PORTFOLIOS
 --
       NOTES TO THE FINANCIAL STATEMENTS (continued)



C) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the straight-line method. Dividend income is recognized on the ex-dividend date. Certain money market portfolios receive dividend income from investment companies.

D) EXPENSES - Expenses arising in connection with a specific Portfolio are charged to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among the Portfolios based on each Portfolio's relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS - Each Portfolio's net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by each Portfolio to Northern Trust in cash or automatically reinvested in additional shares of the Portfolio. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder's account with Northern Trust, its affiliates or its correspondents. The Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios.

F) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since each Portfolio's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its shareholders.

At November 30, 2005, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration are as follows:

                                      NOVEMBER 30, NOVEMBER 30,
                 Amounts in thousands     2011         2013
                 ----------------------------------------------
                  Diversified Assets      $ --          $6
                  Government Select         15          --
                  Tax-Exempt                --          22
                 ----------------------------------------------

The Portfolios in the above table may offset future capital gains with these capital loss carryforwards.

At November 30, 2005, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

                                            UNDISTRIBUTED
                                         -------------------
                                         TAX-EXEMPT ORDINARY
                    Amounts in thousands   INCOME   INCOME*
                    ----------------------------------------
                     Diversified Assets     $ --    $31,503
                     Government               --      8,585
                     Government Select        --     13,031
                     Tax-Exempt            1,718         --
                     Municipal             2,519         30
                    ----------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2005, was as follows:

                                          DISTRIBUTED FROM
                                         -------------------
                                         TAX-EXEMPT ORDINARY
                    Amounts in thousands   INCOME   INCOME*
                    ----------------------------------------
                     Diversified Assets      $ --   $266,328
                     Government                --     69,432
                     Government Select         --    106,263
                     Tax-Exempt            12,488         --
                     Municipal             24,216         --
                    ----------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

3   ADVISORY, TRANSFER AGENCY AND CUSTODIAN
    AGREEMENTS
As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). For the fiscal year ended November 30, 2005, the investment adviser voluntarily agreed to waive a portion of the advisory fees as shown on the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2005, were as follows:

                                    ANNUAL          ADVISORY FEE
                                   ADVISORY  LESS      AFTER
                                     FEE    WAIVERS    WAIVER
                ------------------------------------------------
                Diversified Assets   0.25%     --       0.25%
                Government           0.25%     --       0.25%
                Government Select    0.20%   0.10%      0.10%
                Tax-Exempt           0.25%     --       0.25%
                Municipal            0.20%   0.10%      0.10%
                ------------------------------------------------

MONEY MARKET PORTFOLIOS 50 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005




The waivers described above are voluntary and may be terminated at any time.

As compensation for the services rendered as the transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at the following annual rates: (a) $18 for each subaccount relating to the Shares Class of the Portfolio; (b) 0.01% of the average daily net asset value of the outstanding Service Shares Class of the Portfolio; and (c) 0.02% of the average daily net asset value of the outstanding Premier Shares Class of the Portfolio.

Class specific Transfer Agent Fees for the fiscal year ended November 30, 2005, were as follows:

                                              SERVICE PREMIER
                  Amounts in thousands SHARES SHARES  SHARES
                  -------------------------------------------
                   Diversified Assets   $146    $12     $5
                   Government             54      9      1
                   Government Select     105     12     36
                   Tax-Exempt             13     --     --
                   Municipal              15      8     --
                  -------------------------------------------

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolios have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios' custodian expenses. Custodian credits, if any, are reflected on the Portfolios' Statements of Operations.

4   ADMINISTRATION, DISTRIBUTION AND OTHER
    AGREEMENTS
NTI and PFPC, the co-administrators of the Portfolios, are entitled to a monthly co-administration fee at the annual rate of 0.10% of the average daily net assets of the respective Portfolios. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI for its duties as investment adviser and Northern Trust for its duties as transfer agent, payments under the Service plan for the Portfolios' Service Shares and Premier Shares and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10% of the Portfolio's average daily net assets, NTI as co-administrator will voluntarily reimburse each Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed during the fiscal year ended November 30, 2005, under such arrangements are shown on the accompanying Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation under its distribution agreement.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolios. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued other liabilities" on the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At November 30, 2005, the amounts payable in the Diversified Assets, Government, Government Select, Tax-Exempt and Municipal Portfolios were approximately $42,000, $13,000, $22,000, $3,000 and $2,000, respectively.

5   SERVICE PLAN
The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions ("Servicing Agents") under which they will render certain administrative support services and in some cases, personal and account maintenance services for their customers or investors who beneficially own Service and Premier Shares. As compensation under the Service Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.25% and 0.50% of the average daily net asset value of the outstanding Service and Premier Shares, respectively.

Class specific Shareholder Servicing Fees for the fiscal year ended November 30, 2005, were as follows:

                                           SERVICE PREMIER
                      Amounts in thousands SHARES  SHARES
                      ------------------------------------
                       Diversified Assets   $312    $116
                       Government            224      18
                       Government Select     291     902
                       Tax-Exempt             11      --
                       Municipal             209      --
                      ------------------------------------

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  51 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)




6   BANK LOANS
The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50% above the federal funds rate, (ii) 0.45% above IBOR (Interbank Offered Rate) or (iii) 0.45% above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

At November 30, 2005, the Portfolios did not have any outstanding loans.

The Portfolios did not incur any interest expense for the fiscal year ended November 30, 2005.


7   CAPITAL TRANSACTIONS
Transactions in Shares for the fiscal year ended November 30, 2005 were as follows:

                                                   PAYMENTS FOR  NET INCREASE
                       PROCEEDS FROM REINVESTMENT     SHARES     (DECREASE) IN
 Amounts in thousands*  SHARES SOLD  OF DIVIDENDS    REDEEMED     NET ASSETS
 -----------------------------------------------------------------------------
  Diversified Assets   $166,084,084     $5,603    $(164,759,605)  $1,330,082
  Government             46,868,597      1,011      (46,541,671)     327,937
  Government Select      31,895,103      9,226      (32,064,678)    (160,349)
  Tax-Exempt              4,110,929        982       (4,043,094)      68,817
  Municipal               4,606,057      7,871       (4,756,427)    (142,499)
 -----------------------------------------------------------------------------

* The number of shares approximates the dollar amount of transactions.

Transactions in Shares for the fiscal year ended November 30, 2004 were as follows:

                                                   PAYMENTS FOR  NET INCREASE
                       PROCEEDS FROM REINVESTMENT     SHARES     (DECREASE) IN
 Amounts in thousands*  SHARES SOLD  OF DIVIDENDS    REDEEMED     NET ASSETS
 -----------------------------------------------------------------------------
  Diversified Assets   $163,732,067     $4,907    $(164,669,955)   $(932,981)
  Government             37,400,852        584      (38,041,817)    (640,381)
  Government Select      40,315,554      3,778      (41,489,630)  (1,170,298)
  Tax-Exempt              4,243,037        347       (4,203,175)      40,209
  Municipal               3,480,090      2,006       (2,910,993)     571,103
 -----------------------------------------------------------------------------

* The number of shares approximates the dollar amount of transactions.

Transactions in Service Shares for the fiscal year ended
November 30, 2005 were as follows:

                                                   PAYMENTS FOR NET INCREASE
                        PROCEEDS FROM REINVESTMENT    SHARES    (DECREASE) IN
  Amounts in thousands*  SHARES SOLD  OF DIVIDENDS   REDEEMED    NET ASSETS
  ---------------------------------------------------------------------------
   Diversified Assets    $1,765,111       $400     $(1,751,395)    $14,116
   Government               460,721          -        (454,004)      6,717
   Government Select      1,416,799          -      (1,464,122)    (47,323)
   Tax-Exempt                22,760          -         (22,337)        423
   Municipal                166,497          -        (151,619)     14,878
  ---------------------------------------------------------------------------

* The number of shares approximates the dollar amount of transactions.

MONEY MARKET PORTFOLIOS 52 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005




Transactions in Service Shares for the fiscal year ended
November 30, 2004 were as follows:

                                                   PAYMENTS FOR NET INCREASE
                        PROCEEDS FROM REINVESTMENT    SHARES    (DECREASE) IN
  Amounts in thousands*  SHARES SOLD  OF DIVIDENDS   REDEEMED    NET ASSETS
  ---------------------------------------------------------------------------
   Diversified Assets    $1,732,838       $72      $(1,706,096)    $26,814
   Government               491,219         -         (437,121)     54,098
   Government Select      2,212,209         -       (2,277,280)    (65,071)
   Tax-Exempt                36,623         -          (41,992)     (5,369)
   Municipal                145,853         -         (101,684)     44,169
  ---------------------------------------------------------------------------

* The number of shares approximates the dollar amount of transactions.

Transactions in Premier Shares for the fiscal year ended
November 30, 2005 were as follows:

                                                  PAYMENTS FOR
                       PROCEEDS FROM REINVESTMENT    SHARES    NET INCREASE IN
 Amounts in thousands*  SHARES SOLD  OF DIVIDENDS   REDEEMED     NET ASSETS
 -----------------------------------------------------------------------------
  Diversified Assets      $81,065         $-        $(44,074)      $36,991
  Government               25,551          -         (13,112)       12,439
  Government Select       304,991          -        (201,456)      103,535
  Municipal                   292          -               -           292
 -----------------------------------------------------------------------------

* The number of shares approximates the dollar amount of transactions.

Transactions in Premier Shares for the fiscal year ended
November 30, 2004 were as follows:

                                                  PAYMENTS FOR
                       PROCEEDS FROM REINVESTMENT    SHARES    NET DECREASE IN
 Amounts in thousands*  SHARES SOLD  OF DIVIDENDS   REDEEMED     NET ASSETS
 -----------------------------------------------------------------------------
  Diversified Assets      $58,986         $-        $(67,182)      $(8,196)
  Government               34,711          -        (132,178)      (97,467)
  Government Select       321,738          -        (370,907)      (49,169)
 -----------------------------------------------------------------------------

* The number of shares approximates the dollar amount of transactions.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 53 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE NORTHERN
INSTITUTIONAL FUNDS
SHAREHOLDERS AND
BOARD OF TRUSTEES:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Diversified Assets, Government, Government Select, Tax-Exempt and Municipal Portfolios, comprising the Money Market Portfolios (the "Portfolios") of the Northern Institutional Funds, as of November 30, 2005, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification of securities owned at November 30, 2005 by physical examination of the securities held by the custodian and by correspondence with central depositories and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diversified Assets, Government, Government Select, Tax-Exempt and Municipal Portfolios at November 30, 2005, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Chicago, Illinois
January 18, 2006

MONEY MARKET PORTFOLIOS 54 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        MONEY MARKET PORTFOLIOS
                                                                           ----
       TAX INFORMATION
                                                  NOVEMBER 30, 2005 (UNAUDITED)


During the fiscal year ended November 30, 2005, the percentage of dividends derived from net investment income paid by each of the following Portfolios as "exempt-interest dividends", excludable from gross income for federal income tax purposes were as follows: Tax-Exempt Portfolio - 100% and Municipal Portfolio - 100%.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 55 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       FUND EXPENSES



As a shareholder of the Portfolios, you incur ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2005 through November 30, 2005.

ACTUAL EXPENSES
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 6/1/05 - 11/30/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Diversified Assets

                                 BEGINNING  ENDING
                                  ACCOUNT  ACCOUNT       EXPENSES
                         EXPENSE   VALUE    VALUE          PAID*
          SHARES          RATIO   6/1/05   11/30/05  6/1/05 - 11/30/05
          ------------------------------------------------------------
           Actual         0.35%  $1,000.00 $1,016.40       $1.77
           Hypothetical   0.35%  $1,000.00 $1,023.31       $1.78**
          ------------------------------------------------------------

          SERVICE SHARES
          ------------------------------------------------------------
           Actual         0.61%  $1,000.00 $1,015.00       $3.08
           Hypothetical   0.61%  $1,000.00 $1,022.01       $3.09**
          ------------------------------------------------------------

          PREMIER SHARES
          ------------------------------------------------------------
           Actual         0.87%  $1,000.00 $1,013.70       $4.39
           Hypothetical   0.87%  $1,000.00 $1,020.71       $4.41**
          ------------------------------------------------------------

Government

                                 BEGINNING  ENDING
                                  ACCOUNT  ACCOUNT       EXPENSES
                         EXPENSE   VALUE    VALUE          PAID*
          SHARES          RATIO   6/1/05   11/30/05  6/1/05 - 11/30/05
          ------------------------------------------------------------
           Actual         0.35%  $1,000.00 $1,016.10       $1.77
           Hypothetical   0.35%  $1,000.00 $1,023.31       $1.78**
          ------------------------------------------------------------

          SERVICE SHARES
          ------------------------------------------------------------
           Actual         0.61%  $1,000.00 $1,014.70       $3.08
           Hypothetical   0.61%  $1,000.00 $1,022.01       $3.09**
          ------------------------------------------------------------

          PREMIER SHARES
          ------------------------------------------------------------
           Actual         0.87%  $1,000.00 $1,013.40       $4.39
           Hypothetical   0.87%  $1,000.00 $1,020.71       $4.41**
          ------------------------------------------------------------

Government Select

                                 BEGINNING  ENDING
                                  ACCOUNT  ACCOUNT       EXPENSES
                         EXPENSE   VALUE    VALUE          PAID*
          SHARES          RATIO   6/1/05   11/30/05  6/1/05 - 11/30/05
          ------------------------------------------------------------
           Actual         0.20%  $1,000.00 $1,016.70       $1.01
           Hypothetical   0.20%  $1,000.00 $1,024.07       $1.01**
          ------------------------------------------------------------

          SERVICE SHARES
          ------------------------------------------------------------
           Actual         0.46%  $1,000.00 $1,015.40       $2.32
           Hypothetical   0.46%  $1,000.00 $1,022.76       $2.33**
          ------------------------------------------------------------

          PREMIER SHARES
          ------------------------------------------------------------
           Actual         0.72%  $1,000.00 $1,014.00       $3.64
           Hypothetical   0.72%  $1,000.00 $1,021.46       $3.65**
          ------------------------------------------------------------

MONEY MARKET PORTFOLIOS 56 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                  NOVEMBER 30, 2005 (UNAUDITED)




Tax-Exempt

                                 BEGINNING  ENDING
                                  ACCOUNT  ACCOUNT       EXPENSES
                         EXPENSE   VALUE    VALUE          PAID*
          SHARES          RATIO   6/1/05   11/30/05  6/1/05 - 11/30/05
          ------------------------------------------------------------
           Actual         0.35%  $1,000.00 $1,011.00       $1.76
           Hypothetical   0.35%  $1,000.00 $1,023.31       $1.78**
          ------------------------------------------------------------

          SERVICE SHARES
          ------------------------------------------------------------
           Actual         0.61%  $1,000.00 $1,009.60       $3.07
           Hypothetical   0.61%  $1,000.00 $1,022.01       $3.09**
          ------------------------------------------------------------

Municipal

                                   BEGINNING  ENDING
                                    ACCOUNT  ACCOUNT       EXPENSES
                           EXPENSE   VALUE    VALUE          PAID*
       SHARES               RATIO   6/1/05   11/30/05  6/1/05 - 11/30/05
       -----------------------------------------------------------------
          Actual            0.20%  $1,000.00 $1,011.70       $1.01
          Hypothetical      0.20%  $1,000.00 $1,024.07       $1.01**
       -----------------------------------------------------------------

       SERVICE SHARES
       -----------------------------------------------------------------
          Actual            0.46%  $1,000.00 $1,010.50       $2.32
          Hypothetical      0.46%  $1,000.00 $1,022.76       $2.33**
       -----------------------------------------------------------------

       PREMIER SHARES/(1)/
       -----------------------------------------------------------------
          Actual            0.72%  $1,000.00 $1,001.40       $3.61
          Hypothetical      0.72%  $1,000.00 $1,021.46       $3.65**
       -----------------------------------------------------------------

(1)The Premier Shares commenced investment operations on November 9, 2005. To calculate account value and expenses paid the 22-day rate of return was used as opposed to the 6-month rate of return.
* Expenses are calculated using the Portfolios' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.
**Hypothetical expenses are based on the Portfolios' actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 57 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       TRUSTEES AND OFFICERS



Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 53 portfolios in the Northern Funds Complex -- Northern Institutional Funds offers 22 portfolios and Northern Funds offers 31 portfolios. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/637-1380.

  NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------
William L. Bax           . Managing Partner of               . Sears Holding Corp.
Age 62                     PricewaterhouseCoopers (an         (a retail company).
Trustee since 2005         accounting firm) from 1999 to
                           2003;
                         . Director of Big Shoulders Fund
                           since 1997;
                         . Director of Children's Memorial
                           Hospital since 1997;
                         . Trustee of DePaul University
                           since 1998.
--------------------------------------------------------------------------------------
Richard G. Cline         . Chairman and President of         . PepsiAmericas (a soft
Age 70                     Hawthorne Investors, Inc. (a       drink bottling
Trustee since 1997         management advisory services and   company);
                           private investment company)       . Ryerson Tull, Inc.
                           since 1996;                        (a metals distribution
                         . Managing Partner of Hawthorne      company).
                           Investments, LLC (a management
                           advisory services and private
                           investment company) since 2001;
                         . Managing Member of Hawthorne
                           Investments II, LLC (a private
                           investments company) since 2004;
                         . Chairman and Director of
                           Hussmann International, Inc. (a
                           refrigeration company) from 1998
                           to 2000.
--------------------------------------------------------------------------------------
Edward J. Condon, Jr.    . Chairman and CEO of The Paradigm  . None
Age 65                     Group, Ltd. (a financial
Trustee since 1994         adviser) since 1993;
                         . Principal and Co-Founder of
                           Paradigm Capital since 1996;
                         . Senior Partner of NewEllis
                           Ventures since 2001;
                         . Member of the Board of Managers
                           of The Liberty Hampshire
                           Company, LLC (a receivable
                           securitization company) from
                           1996 to 2001;
                         . Director of Financial Pacific
                           Company (a small business
                           leasing company) from 1998 to
                           2004;
                         . Member and Director of the
                           Illinois Venture Capital
                           Association since 2001;
                         . Trustee at Dominican University;
                         . Member of the Board of Directors
                           of the Children's Museum;
                         . Member of the Board of
                           Governors, the Metropolitan Club.
--------------------------------------------------------------------------------------
William J. Dolan/(3)/    . Financial Consultant at Ernst &   . None
Age 73                     Young LLP (an accounting firm)
Trustee since 2000         from 1992 to 1993 and 1997.
--------------------------------------------------------------------------------------
Sharon Gist Gilliam      . Executive Vice President of       . None
Age 62                     Unison-Maximus, Inc. (an
Trustee since 2001         aviation and governmental
                           consulting company).
--------------------------------------------------------------------------------------
Sandra Polk Guthman      . CEO of Polk Bros. Foundation (an  . None
Age 61                     Illinois not-for-profit
Trustee since 1997         corporation) since 1993;
                         . Director of MBIA Insurance Corp.
                           of Illinois (a municipal bond
                           insurance company) since 1994;
                         . Director of STS Consultants,
                           Ltd. (an employee-owned
                           engineering consulting firm).

MONEY MARKET PORTFOLIOS 58 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                  NOVEMBER 30, 2005 (UNAUDITED)




NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------
  Michael E. Murphy      . President of Sara Lee Foundation  . Coach, Inc.;
  Age 69                   (a philanthropic organization)    . Payless Shoe Source,
  Trustee since 2000       from 1997 to 2001.                 Inc. (a retail shoe store
                                                              business);
                                                             . GATX Corporation
                                                              (a railroad holding
                                                              company).
-----------------------------------------------------------------------------------------
  Richard P. Strubel     . Vice Chairman, President and      . Gildan Activewear,
  Age 66                   Chief Operating Officer of UNext   Inc. (an athletic
  Trustee since 1982       Inc. (a provider of educational    clothing marketing
                           services via the Internet) since   and manufacturing
                           2003 and 1999, respectively;       company);
                         . Director of Cantilever            . Goldman Sachs
                           Technologies (a private software   Mutual Fund
                           company) since 1999.               Complex (65
                                                              portfolios);
                                                             . Goldman Sachs
                                                              Closed-End Fund.

  INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/                   FIVE YEARS                          HELD BY TRUSTEE
-------------------------------------------------------------------------------------------
Mary Jacobs Skinner, Esq./(4)/ . Partner in the law firm of        . None
Age 48                           Sidley Austin Brown & Wood.
Trustee since 2000
-------------------------------------------------------------------------------------------
Stephen Timbers/(4)/           . Vice Chairman of Northern Trust   . USF Corporation;
Age 61                           Corporation and The Northern      . Calamos Mutual
Trustee since 2000               Trust Company from 2003 to 2004;   Fund Complex (9
                               . President and Chief Executive      portfolios);
                                 Officer of Northern Trust         . Calamos Closed-End
                                 Investments, N.A. from 2001 to     Funds (4 portfolios).
                                 2004;
                               . President of Northern Trust
                                 Global Investments, a division
                                 of Northern Trust Corporation
                                 and Executive Vice President of
                                 The Northern Trust Company from
                                 1998 to 2003.

(1)Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)Retired December 31, 2005.

(4)An "interested person", as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Timbers is deemed to be an interested Trustee because he is a former officer, director, employee and is a shareholder of Northern Trust Corporation and/or its affiliates.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 59 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       TRUSTEES AND OFFICERS (continued)




  OFFICERS OF THE TRUST/(1)/

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                             FIVE YEARS
-----------------------------------------------------------------------
Lloyd A. Wennlund                   . Executive Vice President since
Age: 48                               2003 and Director since 2001 of
50 South LaSalle Street               Northern Trust Investments,
Chicago, IL 60675                     N.A.; Executive Vice President
President since 2000                  and other positions at The
                                      Northern Trust Company,
                                      President of Northern Trust
                                      Securities, Inc., and Managing
                                      Executive, Mutual Funds for
                                      Northern Trust Global
                                      Investments since 1989.
-----------------------------------------------------------------------
Eric K. Schweitzer                  . Senior Vice President at
Age: 44                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2001 and Senior Vice
Chicago, IL 60675                     President at The Northern Trust
Vice President since 2000             Company and the Director of
                                      Distribution, Product Management
                                      and Client Services in the
                                      Mutual Fund Group of Northern
                                      Trust Global Investments since
                                      2000; Managing Director of
                                      Mutual Funds for U.S. Bancorp
                                      from 1997 to 2000.
-----------------------------------------------------------------------
Stuart Schuldt                      . Senior Vice President and
Age: 43                               Division Manager of Fund
50 South LaSalle Street               Administration and Fund
Chicago, IL 60675                     Accounting at The Northern Trust
Treasurer since 2005                  Company since 1998.
Assistant Treasurer from 2002-2005
-----------------------------------------------------------------------
Susan J. Hill                       . Senior Vice President of
Age: 49                               Compliance of Northern Trust
50 South LaSalle Street               Global Investments
Chicago, IL 60675                     Administration since 2004; Vice
Chief Compliance Officer since 2004   President of Compliance of
                                      Northern Trust Global
                                      Investments Administration from
                                      2000 to 2004; Vice President at
                                      Van Kampen Investments from 1992
                                      to 2000.
-----------------------------------------------------------------------
Wes L. Ringo                        . Senior Vice President of
Age: 54                               Northern Trust Investments, N.A.
50 South LaSalle Street               and Compliance Director of
Chicago, IL 60675                     Northern Trust Securities, Inc.
Anti-Money Laundering                 since 2001; Managing Director,
Compliance Officer since 2002         Assistant General Counsel and
                                      Director of Regulatory Affairs
                                      of U.S. Bancorp Piper Jaffray
                                      from 1996 to 2001.
-----------------------------------------------------------------------
Brian Ovaert                        . Senior Vice President and Head
Age: 44                               of Worldwide Fund Administration
50 Bank Street                        at The Northern Trust Company
Canary Wharf                          overseeing Fund Accounting,
London, E1 45 NT                      Transfer Agent and Fund
Assistant Treasurer since 2005        Administration functions since
Treasurer from 2002-2005              1998.
-----------------------------------------------------------------------
Jeffrey A. Dalke, Esq.              . Partner in the law firm of
Age: 55                               Drinker Biddle & Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2000

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

MONEY MARKET PORTFOLIOS 60 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                  NOVEMBER 30, 2005 (UNAUDITED)






NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                        FIVE YEARS
------------------------------------------------------------------
Linda J. Hoard, Esq.           . Senior Counsel and Senior Vice
Age: 58                          President at PFPC Inc. since
99 High Street, 27th Floor       1998.
Boston, MA 02110
Assistant Secretary since 1999
------------------------------------------------------------------
Lori V. O'Shaughnessy, Esq.    . Counsel and Vice President at
Age: 34                          PFPC Inc. since 2005; Associate
99 High Street, 27th Floor       Counsel and Director at PFPC
Boston, MA 02110                 Inc. from 2002 to 2005;
Assistant Secretary since 2003   Associate Counsel at Investors
                                 Bank & Trust Company (a
                                 financial service provider) from
                                 2001 to 2002; Manager in the
                                 Regulatory Administration
                                 Department of PFPC Inc. prior
                                 thereto.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 61 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----



                      THIS PAGE INTENTIONALLY LEFT BLANK

MONEY MARKET PORTFOLIOS 62 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        MONEY MARKET PORTFOLIOS
                                                                           ----



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          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 63 MONEY MARKET PORTFOLIOS

---------------------------------------------------------
    MONEY MARKET PORTFOLIOS
----
       FOR MORE INFORMATION



  PORTFOLIO HOLDINGS
  Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Form N-Q are available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800/SEC-0330.

  PROXY VOTING
  A description of Northern Institutional Funds' Proxy Voting Policies and Procedures and each Fund's portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by visiting Northern Institutional Funds' Web site at northerninstitutionalfunds.com or the SEC's Web site at sec.gov or by calling the Northern Institutional Funds Center at 800/637-1380.

MONEY MARKET PORTFOLIOS 64 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

               ----------------------------------------------------------------
                                                    PRIME OBLIGATIONS PORTFOLIO
                                                                           ----
       TABLE OF CONTENTS



The report has been prepared for the general information of Northern Institutional Funds Prime Obligations Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Prime Obligations Portfolio prospectus, which contains more complete information about Northern Institutional Funds Prime Obligations Portfolio's investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds Distributors, LLC, not affiliated with Northern Trust.

                               NOT FDIC INSURED
--------------------------------------------------------------------------------
                       May lose value/No bank guarantee


 2  PORTFOLIO MANAGEMENT COMMENTARY

 4  STATEMENT OF ASSETS AND LIABILITIES

 5  STATEMENT OF OPERATIONS

 6  STATEMENT OF CHANGES IN NET ASSETS

 7  FINANCIAL HIGHLIGHTS

 9  SCHEDULE OF INVESTMENTS

14  ABBREVIATIONS AND OTHER INFORMATION

15  NOTES TO THE FINANCIAL STATEMENTS

18  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

19  FUND EXPENSES

20  TRUSTEES AND OFFICERS

24  FOR MORE INFORMATION

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1 PRIME OBLIGATIONS PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

PRIME OBLIGATIONS PORTFOLIO                   Ali Bleecker - Portfolio Manager

For the 12-month period ended November 30, 2005, the Prime Obligations Portfolio posted a 2.94 percent total return, compared with the 2.70 percent total return of the iMoney Net(TM) First Tier Institutional category. The Portfolio's Current 7-Day Yield was 3.92 percent as of November 30, 2005.

During the period, Federal Reserve monetary policy remained accommodative as the Fed continued to tighten credit at a measured pace. By increasing short-term interest rates by 25 basis points at each of its scheduled meetings, the Fed eventually raised its benchmark interest rate target to 4.0 percent from 2.0 percent at the beginning of 2005.

The Portfolio maintained a neutral to above-average duration throughout the period, modestly extending maturity at various points given expectations for Fed tightening. During the 12-month period, we focused on adding variable-rate products for defensive reasons in case the Fed continues to raise short-term rates into mid-2006. Following Hurricane Katrina, we decreased maturity compared with the benchmark as we believed that the market rally was a bit excessive, thereby not offering attractive investment opportunities at that time. After comments by the Fed in late fall regarding the run-up in oil prices and expectations for inflation, we added some one-year positions at levels that "priced in" aggressive Fed tightening throughout the rest of 2005 and into 2006. In order to lock in higher yielding assets when interest rates increased, we utilized a barbell strategy as the period came to a close.

ADDITIONAL INFORMATION

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance information shown is that of a Portfolio's Shares Class. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

Performance calculations reflect fee waivers in effect. Current 7-Day Yield refers to the net income generated over the 7-day period ending on 11/30/05. In the absence of fee waivers, the Current 7-Day Yield for the Prime Obligations Portfolio would have been 3.83% as of 11/30/05.

We compare the Portfolio to the iMoneyNet Money Fund Report AveragesTM, which are composites of professionally managed money market investments with similar investment objectives.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

PRIME OBLIGATIONS PORTFOLIO 2 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                    PRIME OBLIGATIONS PORTFOLIO
                                                                           ----



                      THIS PAGE INTENTIONALLY LEFT BLANK

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 3 PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                      NOVEMBER 30, 2005

                                                        PRIME
Amounts in thousands,                                OBLIGATIONS
except per share data                                 PORTFOLIO
---------------------                                -----------
ASSETS:

Investments, at amortized cost                          $644,804
Repurchase agreements, at cost which approximates
  fair value                                             287,593
Cash                                                           3
Interest income receivable                                 1,751
Receivable from affiliated administrator                      11
Prepaid and other assets                                       6
Total Assets                                             934,168
                                                        --------
LIABILITIES:

Payable for securities purchased                          33,946
Distributions payable to shareholders                      2,714
Payable to affiliates:
   Investment advisory fees                                   71
   Co-administration fees                                     71
   Custody and accounting fees                                 6
   Transfer agent fees                                        21
Accrued other liabilities                                     45
Total Liabilities                                         36,874
                                                        --------
Net Assets                                              $897,294
                                                        --------
ANALYSIS OF NET ASSETS:

Capital stock                                           $897,290
Accumulated undistributed net investment income                4
Accumulated realized gain                                      -
Net Assets                                              $897,294
                                                        --------
Net Assets:

   Shares                                               $828,872
   Service Shares                                         54,814
   Premier Shares                                         13,608

Total Shares Outstanding (no par value, unlimited shares authorized):

   Shares                                                828,867
   Service Shares                                         54,814
   Premier Shares                                         13,608

Net Asset Value, Redemption and Offering Price Per
  Share:

   Shares                                               $   1.00
   Service Shares                                           1.00
   Premier Shares                                           1.00
                                                        --------

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO 4 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                    PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF OPERATIONS            FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2005

                                          PRIME
                                       OBLIGATIONS
Amounts in thousands                    PORTFOLIO
--------------------                   -----------
INVESTMENT INCOME:

Interest income                            $21,486

EXPENSES:

Investment advisory fees                     1,017
Co-administration fees                         678
Custody and accounting fees                     74
Transfer agent fees                             53
Registration fees                               43
Printing fees                                   20
Professional fees                               16
Trustee fees and expenses                       17
Shareholder servicing fees                     143
Other                                           47
                                           -------
Total Expenses                               2,108

   Less voluntary waivers of
     investment advisory fees                 (339)
   Less expenses reimbursed by
     Administrator                            (252)
   Less custodian credits                      (11)
   Net Expenses                              1,506
                                           -------
Net Investment Income                       19,980
                                           -------
NET REALIZED GAIN:

Net realized gain on investments                 4
   Net Realized Gain on Investments              4
                                           -------
Net Increase in Net Assets Resulting
  from Operations                          $19,984
                                           -------

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 5 PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS FOR THE FISCAL YEARS ENDED NOVEMBER 30,

                                                          PRIME
                                                       OBLIGATIONS
                                                        PORTFOLIO
                                                   ------------------
Amounts in thousands                                 2005      2004
--------------------                               --------  --------
OPERATIONS:

Net investment income                              $ 19,980  $  7,182
Net realized gain on investment transactions              4         -
   Net Increase in Net Assets Resulting from
     Operations                                      19,984     7,182
                                                   --------  --------
CAPITAL TRANSACTIONS: /(1)/

Net increase in net assets resulting from Shares
  transactions                                      234,643   195,944
Net increase in net assets resulting from Service
  Shares transactions                                 6,319    31,894
Net increase in net assets resulting from Premier
  Shares transactions                                13,608         -
   Net Increase in Net Assets Resulting from
     Capital Transactions                           254,570   227,838
                                                   --------  --------
DISTRIBUTIONS TO SHARES SHAREHOLDERS:

From net investment income                          (18,497)   (6,860)
   Total Distributions to Shares Shareholders       (18,497)   (6,860)
                                                   --------  --------
DISTRIBUTIONS TO SERVICE SHARES SHAREHOLDERS:

From net investment income                           (1,467)     (322)
   Total Distributions to Service Shares
     Shareholders                                    (1,467)     (322)
                                                   --------  --------
DISTRIBUTIONS TO PREMIER SHARES SHAREHOLDERS:

From net investment income                              (16)        -
   Total Distributions to Premier Shares
     Shareholders                                       (16)        -
                                                   --------  --------
Total Increase in Net Assets                        254,574   227,838

NET ASSETS:

Beginning of year                                   642,720   414,882
End of year                                        $897,294  $642,720
                                                   --------  --------
Accumulated Undistributed Net Investment Income    $      4  $      -
                                                   --------  --------

(1) The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO 6 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                    PRIME OBLIGATIONS PORTFOLIO

FINANCIAL HIGHLIGHTS         FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

                                                        SHARES
                                             ----------------------------
PRIME OBLIGATIONS PORTFOLIO
Selected per share data                        2005      2004    2003/(3)/
-----------------------                      --------  --------  --------
Net Asset Value, Beginning of Period         $   1.00  $   1.00  $   1.00

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                            0.03      0.01         -
   Total from Investment Operations              0.03      0.01         -
                                             --------  --------  --------
LESS DISTRIBUTIONS PAID:

   From net investment income                   (0.03)    (0.01)        -
       Total Distributions Paid                 (0.03)    (0.01)        -
                                             --------  --------  --------
Net Asset Value, End of Period               $   1.00  $   1.00  $   1.00
                                             --------  --------  --------
Total Return/(1)/                                2.94%     1.14%     0.26%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period      $828,872  $594,224  $398,281
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and
     reimbursements                              0.20%     0.20%     0.20%
   Expenses, before waivers and
     reimbursements                              0.29%     0.29%     0.37%
   Net investment income, net of
     waivers and reimbursements                  2.97%     1.18%     0.91%
   Net investment income, before
     waivers and reimbursements                  2.88%     1.09%     0.74%
                                             --------  --------  --------

                                                          SERVICE
                                                --------------------------
Selected per share data                           2005     2004   2003/(4)/
-----------------------                         -------  -------  --------
Net Asset Value, Beginning of Period            $  1.00  $  1.00   $  1.00

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                              0.03     0.01         -
   Total from Investment Operations                0.03     0.01         -
                                                -------  -------   -------
LESS DISTRIBUTIONS PAID:
   From net investment income                     (0.03)   (0.01)        -
       Total Distributions Paid                   (0.03)   (0.01)        -
                                                -------  -------   -------
Net Asset Value, End of Period                  $  1.00  $  1.00   $  1.00
                                                -------  -------   -------
Total Return/(1)/                                  2.67%    0.88%     0.16%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period         $54,814  $48,496   $16,601
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and
     reimbursements                                0.46%    0.46%     0.46%
   Expenses, before waivers and
     reimbursements                                0.55%    0.55%     0.63%
   Net investment income, net of waivers
     and reimbursements                            2.71%    0.92%     0.65%
   Net investment income, before waivers
     and reimbursements                            2.62%    0.83%     0.48%
                                                -------  -------   -------

(1) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(2) Annualized for periods less than one year.
(3) For the period August 21, 2003 (commencement of operations) through November 30, 2003. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.
(4) For the period September 2, 2003 (commencement of operations) through November 30, 2003. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 7 PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

FINANCIAL HIGHLIGHTS (continued)          FOR THE PERIOD ENDED NOVEMBER 30,

                                                       PREMIER
PRIME OBLIGATIONS PORTFOLIO
Selected per share data                                2005/(3)/
-----------------------                                --------
Net Asset Value, Beginning of Period                    $  1.00

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                         -
   Total from Investment Operations                           -
                                                        -------
LESS DISTRIBUTIONS PAID:

   From net investment income                                 -
       Total Distributions Paid                               -
                                                        -------
Net Asset Value, End of Period                          $  1.00
                                                        -------
Total Return/(1)/                                          0.12%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period                 $13,608
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements             0.72%
   Expenses, before waivers and reimbursements             0.81%
   Net investment income, net of waivers and
     reimbursements                                        3.39%
   Net investment income, before waivers and
     reimbursements                                        3.30%
                                                        -------

(1)Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for period less than one year.
(2)Annualized for period less than one year.
(3)For the period November 18, 2005 (commencement of operations) through November 30, 2005. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO 8 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                    PRIME OBLIGATIONS PORTFOLIO
                                                                           ----
       SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2005


       PRIME OBLIGATIONS PORTFOLIO

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
       ASSET-BACKED NOTES - 2.0%
       Auto Receivables - 1.0%
         Capital One Auto Finance Trust,
          Series 2005-D, Class A1,
          4.43%, 12/15/06                               $5,000   $ 5,000
         Ford Credit Auto Owner Trust,
          Series 2005-C, Class A1,
          4.11%, 12/15/05                                2,721     2,721
         Household Automotive Trust,
          Series 2005-2, Class A1,
          3.70%, 8/17/06                                   895       895
       ----------------------------------------------  --------- -------
                                                                   8,616
       ----------------------------------------------  --------- -------
       International Receivables - 1.0%
         Permanent Financing PLC, FRN,
          Series 7, Class 1A,
          4.06%, 12/12/05                                5,000     5,000
         Permanent Financing PLC, FRN,
          Series 8, Class 1A,
          4.06%, 12/12/05                                4,000     4,000
       ----------------------------------------------  --------- -------
                                                                   9,000
       ----------------------------------------------  --------- -------
       Other Receivables - 0.0%
         General Electric Commercial Equipment
          Financing LLC, Series 2005-1, Class A1,
          3.42%, 6/20/06                                   393       393
       ----------------------------------------------  --------- -------
       Total Asset-Backed Notes (Cost $18,009)                    18,009

       CERTIFICATES OF DEPOSIT - 18.2%
       Domestic Depository Institutions - 1.9%
         HSBC Bank USA,
          4.20%, 4/3/06                                  7,000     7,000
         Washington Mutual Bank, FA, Stockton,
          California,
          4.00%, 2/22/06                                 5,000     5,000
         Wells Fargo Bank, San Francisco, California,
          4.19%, 12/28/05                                5,000     5,000
       ----------------------------------------------  --------- -------
                                                                  17,000
       ----------------------------------------------  --------- -------
       Foreign Depository Institutions - 16.3%
         ABN AMRO, London Branch,
          4.73%, 12/1/06                                 5,000     5,000
         Alliance & Leicester, London Branch,
          4.05%, 3/27/06                                 5,000     5,000

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
       CERTIFICATES OF DEPOSIT - 18.2% - CONTINUED
       Foreign Depository Institutions - 16.3% - (continued)
         Banco Intesa Spa, New York Branch,
          4.03%, 12/8/05                                $ 7,000  $ 7,000
         Barclays Bank, London Branch,
          3.29%, 12/1/05                                  3,000    3,000
          4.51%, 10/16/06                                 2,000    2,000
          4.69%, 11/3/06                                  5,000    5,000
         BNP Paribas, London Branch,
          3.54%, 12/14/05                                 3,000    3,000
          3.60%, 12/23/05                                 5,000    5,000
          3.57%, 12/29/05                                 2,000    2,000
         CALYON, London Branch,
          3.86%, 1/31/06                                  5,000    5,000
          4.77%, 11/16/06                                 8,000    8,000
         CIBC, New York Branch, FRN,
          4.00%, 1/4/06                                  10,000    9,997
         Commonwealth Bank of Australia,
          4.14%, 5/31/06                                  3,000    3,000
         Credit Agricole, London Branch,
          4.20%, 4/4/06                                   5,000    5,000
          4.13%, 5/23/06                                  3,000    3,000
          4.54%, 10/17/06                                 5,000    5,000
         Credit Suisse First Boston, New York Branch,
          4.27%, 2/6/06, FRN                              3,000    3,000
          4.13%, 5/23/06                                  2,000    2,000
          4.73%, 11/3/06                                  1,500    1,500
         Deutsche Bank, New York Branch,
          4.11%, 5/8/06                                   2,000    2,000
          4.50%, 10/12/06                                 3,000    3,000
         Fortis Bank, New York Branch,
          3.83%, 1/25/06                                 10,000   10,000
         HBOS Treasury Services, London Branch,
          4.13%, 5/25/06                                  2,000    2,000
         HBOS Treasury Services, New York Branch,
          3.37%, 12/12/05                                 2,000    2,000
          3.63%, 1/3/06                                   2,000    2,000
          4.75%, 12/4/06                                  5,000    5,000
         HSBC PLC, London Branch,
          4.47%, 5/8/06                                   2,000    2,000
         Lloyds Bank, New York Branch,
          3.56%, 12/15/05                                 2,000    2,000
         Nordea Bank, New York Branch, FRN,
          3.76%, 12/12/05                                 2,000    2,000

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 9 PRIME OBLIGATIONS PORTFOLIO

---------------------------------------------------------
    PRIME OBLIGATIONS PORTFOLIO
----
       SCHEDULE OF INVESTMENTS


       PRIME OBLIGATIONS PORTFOLIO (continued)

                                                      PRINCIPAL
                                                       AMOUNT    VALUE
                                                       (000S)    (000S)
       CERTIFICATES OF DEPOSIT - 18.2% - CONTINUED
       Foreign Depository Institutions - 16.3% - (continued)
         Royal Bank of Scotland, New York Branch,
          4.01%, 12/5/05, FRN                          $ 5,000  $  4,999
          4.08%, 3/27/06                                 5,000     5,000
         Societe Generale, London Branch,
          3.80%, 1/20/06                                 5,000     5,000
          4.10%, 5/9/06                                  3,000     3,000
          4.50%, 10/13/06                                2,000     2,000
          4.70%, 12/1/06                                 5,000     5,000
         Svenska Handelsbanken, Inc.,
          New York Branch,
          4.75%, 12/4/06                                 2,000     2,000
         UBS AG, Stamford Branch,
          4.03%, 12/12/05                                5,000     5,000
       ---------------------------------------------- --------- --------
                                                                 146,496
       ---------------------------------------------- --------- --------
       Total Certificates of Deposits (Cost $163,496)            163,496

       COMMERCIAL PAPER - 29.8%
       Auto Receivables - 4.1%
         FCAR1 Owner Trust,
          3.73%, 1/18/06                                 8,000     7,960
          3.87%, 2/3/06                                  3,000     2,979
          3.90%, 3/2/06                                  7,000     6,931
         Ford Credit Floorplan Master Owner Trust A,
          Motown Funding LLC, Series 2002, /(1)/
          4.07%, 12/9/05                                 3,000     2,997
          4.14%, 12/20/05                               13,000    12,972
          4.15%, 12/22/05                                3,000     2,993
       ---------------------------------------------- --------- --------
                                                                  36,832
       ---------------------------------------------- --------- --------
       Credit Card Master Trust - 1.6%
         Citibank Credit Card Master Trust, Dakota
          Certificates,
          4.04%, 12/1/05                                 3,000     3,000
          4.26%, 1/23/06                                 5,000     4,969
         MBNA Credit Card Master Trust, Emerald
          Certificates, /(1)/
          3.91%, 12/6/05                                 3,352     3,350
          4.19%, 1/12/06                                 3,000     2,985
       ---------------------------------------------- --------- --------
                                                                  14,304
       ---------------------------------------------- --------- --------
       Domestic Depository Institutions - 0.1%
         HSBC USA, Inc.,
          3.55%, 12/27/05                                1,000       997
       ---------------------------------------------- --------- --------

                                                      PRINCIPAL
                                                       AMOUNT   VALUE
                                                       (000S)   (000S)
        COMMERCIAL PAPER - 29.8% - CONTINUED
        Foreign Depository Institutions - 0.5%
          Banco Santander Central Hispano,
           3.93%, 3/20/06                              $ 5,000  $ 4,941
        --------------------------------------------  --------- -------
        Multi-Seller Conduits - 16.3%
          Amstel Funding Corp.,
           3.82%, 1/27/06                                1,000      994
           4.34%, 3/1/06                                 5,000    4,946
           3.89%, 3/13/06                                5,000    4,945
           3.97%, 3/24/06                                4,000    3,950
           4.11%, 3/27/06                                2,000    1,974
          Amsterdam Funding Corp.,
           4.11%, 12/20/05                               5,000    4,989
          Atlantic Asset Securitization Corp.,
           4.11%, 12/21/05                               3,000    2,993
          Clipper Receivables Corp.,
           4.05%, 12/15/05                               7,000    6,989
           4.09%, 12/19/05                              10,000    9,980
          Concord Minuteman Capital Co., FRCP, /(1)/
           4.04%, 12/2/05                                2,000    2,000
           4.07%, 12/12/05                               6,000    6,000
          Crown Point Capital Co., /(1)/
           4.20%, 1/4/06                                 5,000    4,963
           3.78%, 1/18/06                                1,000      995
           3.88%, 2/7/06                                 5,000    4,980
          Edison Asset Securitization,
           3.87%, 3/13/06                                1,000      989
          Fairway Finance Corp., FRCP,
           4.15%, 12/27/05                               5,000    5,000
           4.14%, 12/28/05                              10,000   10,000
          Galleon Capital Corp.,
           4.09%, 12/19/05                               5,000    4,990
          Gemini Securitization,
           4.03%, 12/9/05                                5,000    4,996
          Legacy Capital LLC,
           4.10%, 12/15/05                               3,000    2,995
          Lexington Parker Capital, FRCP,
           4.04%, 12/7/05                                2,000    2,000
           4.05%, 12/12/05                               2,000    2,000
           4.07%, 12/16/05                               5,000    4,999
           4.11%, 12/21/05                               9,000    9,000

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO 10 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005



                                                     PRINCIPAL
                                                      AMOUNT    VALUE
                                                      (000S)    (000S)
         COMMERCIAL PAPER - 29.8% - CONTINUED
         Multi-Seller Conduits - 16.3% - (continued)
           Sheffield Receivables Corp.,
            4.11%, 12/20/05                           $ 7,000  $  6,985
           Thames Asset Global Securitization
            Number, Inc.,
            4.09%, 12/19/05                            12,000    11,975
            4.12%, 12/20/05                             3,000     2,993
           Victory Receivables Corp.,
            4.05%, 12/9/05                              5,000     4,971
            4.11%, 12/21/05                             7,000     6,984
            4.24%, 1/19/06                              5,000     4,996
         ------------------------------------------- --------- --------
                                                                146,571
         ------------------------------------------- --------- --------
         Non-Depository Personal Credit - 0.6%
           General Electric Capital Corp.,
            3.87%, 3/13/06                              5,000     4,945
         ------------------------------------------- --------- --------
         Single Seller Conduits - 1.9%
           Blue Spice LLC,
            4.17%, 1/6/06                               5,000     4,979
           Picaros Funding LLC,
            3.63%, 12/13/05                             8,000     7,990
            4.16%, 4/3/06                               4,000     3,943
         ------------------------------------------- --------- --------
                                                                 16,912
         ------------------------------------------- --------- --------
         Structured Investment Vehicles - 4.7%
           Aquifer Funding LLC,
            4.05%, 12/6/05                              5,000     4,997
           Grampian Funding Ltd.,
            3.64%, 12/16/05                             2,000     1,997
            3.54%, 12/20/05                             2,000     1,996
            4.11%, 3/29/06                              5,000     4,933
           Perry Global Funding LLC,
            4.21%, 1/9/06                               8,000     7,964
           Surrey Funding Corp.,
            4.21%, 1/17/06                              5,000     4,973
           White Pine Finance LLC,
            3.54%, 12/12/05                            10,000     9,989
            4.07%, 12/15/05, FRCP                       5,000     5,000
         ------------------------------------------- --------- --------
                                                                 41,849
         ------------------------------------------- --------- --------
         Total Commercial Paper (Cost $267,351)                 267,351

                                                      PRINCIPAL
                                                       AMOUNT    VALUE
                                                       (000S)    (000S)
         CORPORATE NOTES/BONDS - 14.7%
         Domestic Depository Institutions - 2.8%
           American Express Bank, FSB, FRN,
            4.08%, 12/16/05                            $ 5,000   $ 5,000
            4.14%, 12/19/05                              8,000     8,002
           Bank One Corp., FRN,
            4.39%, 2/6/06                                5,000     5,003
           HSBC USA, Inc., FRN,
            4.19%, 12/15/05                              5,000     5,000
           U.S. Bank N.A., FRN,
            3.76%, 12/5/05                               2,000     2,000
         -------------------------------------------  ---------- -------
                                                                  25,005
         -------------------------------------------  ---------- -------
         Foreign Depository Institutions - 2.7%
           Australia and New Zealand Banking Group, FRN, /(1)/
            4.15%, 12/23/05                              1,000     1,000
           Nationwide Building Society, FRN, /(1)/
            4.03%, 12/28/05                              2,000     2,000
           Nordea Bank, New York Branch, FRN, /(1)/
            4.10%, 12/12/05                              2,000     2,000
           Royal Bank of Canada, FRN,
            4.13%, 12/12/05                              8,000     8,000
           Royal Bank of Scotland PLC, FRN, /(1)/
            4.13%, 12/21/05                              5,000     5,000
            4.40%, 2/24/06                               5,000     5,002
           Westpac Banking Corp., FRN,
            3.84%, 12/12/05                              1,000     1,000
         -------------------------------------------  ---------- -------
                                                                  24,002
         -------------------------------------------  ---------- -------
         Insurance Carriers - 1.1%
           MET Life Global Funding I, FRN, /(1)/
            4.18%, 12/15/05                             10,000    10,000
         -------------------------------------------  ---------- -------
         Non-Depository Personal Credit - 0.8%
           General Electric Capital Corp., FRN,
            4.19%, 12/9/05                               2,000     2,001
           HSBC Finance Corp., FRN,
            4.18%, 12/28/05                              5,000     5,000
         -------------------------------------------  ---------- -------
                                                                   7,001
         -------------------------------------------  ---------- -------
         Security and Commodity Brokers - 1.6%
           Merrill Lynch & Co., FRN, MTN,
            4.12%, 12/5/05                               5,000     5,000
            4.32%, 12/12/05                              2,000     2,001
           Morgan Stanley, FRN,
            4.15%, 12/15/05                              3,000     3,000
            4.24%, 12/27/05                              5,000     5,000
         -------------------------------------------  ---------- -------
                                                                  15,001
         -------------------------------------------  ---------- -------

See Notes to the Financial Statements.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 11 PRIME OBLIGATIONS PORTFOLIO

---------------------------------------------------------
    PRIME OBLIGATIONS PORTFOLIO
----
       SCHEDULE OF INVESTMENTS


       PRIME OBLIGATIONS PORTFOLIO (continued)

                                                     PRINCIPAL
                                                      AMOUNT    VALUE
                                                      (000S)    (000S)
         CORPORATE NOTES/BONDS - 14.7% - CONTINUED
         Structured Investment Vehicles - 5.7%
           Beta Finance, Inc., FRN, MTN, /(1)/
            4.14%, 1/20/06                            $ 4,000  $  3,999
           CC U.S.A., Inc., FRN, MTN, /(1)/
            4.10%, 12/14/05                             2,000     2,000
            4.13%, 1/13/06                              2,000     2,000
            4.39%, 2/27/06                              3,000     3,001
           Cullinan Finance, FRN,/ (1) (2)/
            4.17%, 12/27/05                             4,000     3,999
           Dorada Finance, Inc., FRN, /(1)/
            4.19%, 12/1/05                              1,000     1,000
            4.09%, 12/15/05                             3,000     3,000
            4.11%, 12/15/05                             2,000     2,000
            4.09%, 1/6/06                               3,000     3,000
           Five Finance, FRN, /(1)/
            4.04%, 12/1/05                              5,000     4,999
           Links Finance LLC, FRN, MTN, /(1) (2)/
            4.07%, 12/14/05                             5,000     4,999
           Sigma Finance, Inc., FRN, /(1)/
            4.05%, 12/12/05                            10,000     9,999
            4.12%, 12/20/05                             5,000     5,000
            4.15%, 12/27/05                             2,000     2,000
         ------------------------------------------- --------- --------
                                                                 50,996
         ------------------------------------------- --------- --------
         Total Corporate Notes/Bonds (Cost $132,005)            132,005

         EURODOLLAR TIME DEPOSITS - 5.3%
         Domestic Depository Institutions - 2.3%
           AmSouth Bank, Grand Cayman,
            4.04%, 12/1/05                              6,944     6,944
           Fifth Third Bank, Grand Cayman,
            4.03%, 12/1/05                              7,000     7,000
           Manufacturers & Traders Trust Co.,
            4.04%, 12/1/05                              7,000     7,000
         ------------------------------------------- --------- --------
                                                                 20,944
         ------------------------------------------- --------- --------
         Foreign Depository Institutions - 3.0%
           Dexia Bank, Brussels, Belgium,
            4.04%, 12/1/05                              8,000     8,000
           National Australia Bank, Grand Cayman,
            4.08%, 12/19/05                             7,000     7,000
           Rabobank Nederland, Grand Cayman,
            4.00%, 12/5/05                              7,000     7,000

                                                       PRINCIPAL
                                                        AMOUNT    VALUE
                                                        (000S)    (000S)
      EURODOLLAR TIME DEPOSITS - 5.3% - CONTINUED
      Foreign Depository Institutions - 3.0% - (continued)
        UBS AG, Grand Cayman,
         4.05%, 12/1/05                                $  5,000    $5,000
      ------------------------------------------------ --------- --------
                                                                   27,000
      ------------------------------------------------ --------- --------
      Total Eurodollar Time Deposits (Cost $47,944)                47,944

      MUNICIPAL INVESTMENT - 0.6%
      Administration of Environmental and Housing Programs - 0.6%
        State of Texas G.O. Taxable, Veterans' Land
         Refunding Bonds, Series 2000A,
         4.07%, 12/7/05                                   5,000     5,000
      ------------------------------------------------ --------- --------
      Total Municipal Investment (Cost $5,000)                      5,000

      U.S. GOVERNMENT AGENCIES - 1.2% /(3)/
      Fannie Mae - 1.2%
        FNMA FRN,
         3.68%, 12/9/05                                   5,000     5,000
         4.16%, 2/6/06                                    6,000     5,999
      ------------------------------------------------ --------- --------
      Total U.S. Government Agencies (Cost $10,999)                10,999
      ------------------------------------------------ --------- --------
      Investments, at Amortized Cost ($644,804)                   644,804

      REPURCHASE AGREEMENTS - 32.1%
      (Colld. at a minimum of 102%)
      Repurchase Agreements - 32.1%
        Bear Stearns, Inc., dated 11/30/05,
         repurchase price $25,003
         4.07%, 12/1/05                                  25,000    25,000
        Credit Suisse First Boston Corp., dated
         11/30/05, repurchase price $65,007
         4.03%, 12/1/05                                  65,000    65,000
        Merrill Lynch, dated 11/30/05, repurchase
         price $102,604
         4.03%, 12/1/05                                 102,593   102,593
        UBS Securities, LLC, dated 11/30/05,
         repurchase price $95,011
         4.03%, 12/1/05                                  95,000    95,000
      ------------------------------------------------ --------- --------
      Total Repurchase Agreements (Cost $287,593)                 287,593
      ------------------------------------------------ --------- --------
      Total Investments - 103.9% (Cost $932,397) /(4)/            932,397
         Liabilities less Other Assets - (3.9)%                   (35,103)
      ------------------------------------------------ --------- --------
      NET ASSETS - 100.0%                                        $897,294

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO 12 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005



(1)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)Restricted security that has been deemed illiquid. At November 30, 2005, the value of these restricted illiquid securities amounted to approximately $8,998,000 or 1.0% of net assets. Additional information on each holding is as follows:

                                                       ACQUISITION
                                           ACQUISITION     COST
              SECURITY                         DATE       (000S)
              Cullinan Finance, FRN,
               4.17%, 12/27/05                11/05      $3,999
              Links Finance LLC, FRN, MTN,
               4.07%, 12/14/05                11/05       4,999
              ---------------------------- ----------- -----------

(3)The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(4)The cost for federal income tax purposes was $932,397.

See Notes to the Financial Statements.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 13 PRIME OBLIGATIONS PORTFOLIO

---------------------------------------------------------
    PRIME OBLIGATIONS PORTFOLIO
----
       ABBREVIATIONS AND OTHER INFORMATION
                                                              NOVEMBER 30, 2005



The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent either the stated date on the security or the next interest reset/puttable date for floating and variable rate securities.

   EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Colld. Collateralized

FNMA   Fannie Mae

FRCP   Floating Rate Commercial
       Paper

FRN    Floating Rate Notes

FSB    Federal Savings Bank

G.O.   General Obligation

MTN    Medium Term Notes

PRIME OBLIGATIONS PORTFOLIO 14 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                    PRIME OBLIGATIONS PORTFOLIO
                                                                           ----
       NOTES TO THE FINANCIAL STATEMENTS
                                                              NOVEMBER 30, 2005




1   ORGANIZATION
Northern Institutional Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 22 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Prime Obligations Portfolio (the "Portfolio") seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. Northern Trust Investments, N.A. ("NTI"), a direct subsidiary of The Northern Trust Company ("Northern Trust"), serves as the investment adviser for the Portfolio. Northern Trust also serves as the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

The Portfolio is authorized to offer three classes of shares: Shares, Service Shares and Premier Shares. At November 30, 2005, Shares, Service Shares and Premier Shares were outstanding.

2   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - The investments held by the Portfolio are valued at amortized cost, which the investment adviser has determined, pursuant to Board authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolio, at the Bank of New York or JPMorgan Chase which, in turn, hold securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago.

The nature and terms of the collateral received for the repurchase agreements are as follows:

           Name                       COUPON RATES   MATURITY DATES
           ----------------------------------------------------------
           CPL Transition Funding LLC     5.01%          1/15/10
           FHLMC                      0.00% - 6.00% 6/15/17 - 10/1/35
           FNMA                       0.00% - 6.00% 11/1/17 -10/1/35
           ----------------------------------------------------------

C) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the straight-line method.

D) EXPENSES - The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses that are not directly attributable to the Portfolio are typically allocated among all the portfolios of the Trust based on each portfolio's relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS - The Portfolio's net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by the Portfolio to Northern Trust in cash or automatically reinvested in additional shares of the Portfolio. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder's account with Northern Trust, its affiliates or its correspondents. The Portfolio may periodically make reclassifications among certain of its capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset value of the Portfolio.

F) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Portfolio's policy is to comply

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 15 PRIME OBLIGATIONS PORTFOLIO

---------------------------------------------------------
    PRIME OBLIGATIONS PORTFOLIO
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)



with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its shareholders.

At November 30, 2005, the tax component of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, was as follows:

                                           UNDISTRIBUTED
                                             ORDINARY
                       Amount in thousands    INCOME*
                       ---------------------------------
                        Prime Obligations     $2,718
                       ---------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year November 30, 2005 was as follows:

                                          DISTRIBUTED FROM
                                              ORDINARY
                      Amount in thousands     INCOME*
                      ------------------------------------
                       Prime Obligations      $18,196
                      ------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

3   ADVISORY, TRANSFER AGENCY AND CUSTODIAN
    AGREEMENTS
As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at an annual rate of 0.15% of the Portfolio's average daily net assets. Until further notice, the investment adviser has voluntarily agreed to waive 0.05% of the advisory fee. The effect of this waiver by the investment adviser for the fiscal year ended November 30, 2005, reduced advisory fees as shown on the accompanying Statement of Operations.

As compensation for the services rendered as the transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at the following annual rates: (a) $18 for each subaccount relating to the Shares Class of the Portfolio; (b) 0.01% of the average daily net asset value of the outstanding Service Shares Class of the Portfolio; and (c) 0.02% of the average daily net asset value of the outstanding Premier Shares Class of the Portfolio.

Class specific Transfer Agent Fees for the fiscal year ended November 30, 2005, were as follows:

                   Amounts in thousands SHARES SERVICE SHARES
                   ------------------------------------------
                    Prime Obligations    $47         $6
                   ------------------------------------------

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolio has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. Custodian credits are reflected on the Portfolio's Statement of Operations.

4   ADMINISTRATION, DISTRIBUTION AND OTHER
    AGREEMENTS
NTI and PFPC, the co-administrators of the Portfolio, are entitled to a monthly co-administration fee at the annual rate of 0.10% of the average daily net assets. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of the Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI for its duties as investment adviser and Northern Trust for its duties as transfer agent, payments under the Service Plan for the Portfolio's Service Shares and Premier Shares and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10% of the Portfolio's average daily net assets, NTI as co-administrator will voluntarily reimburse the Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed during the fiscal year ended November 30, 2005, under such agreements are shown on the accompanying Statement of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolio, received no compensation under its distribution agreement.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolio. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued other liabilities" on the Statement of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At November 30, 2005, the amount payable was approximately $1,000.

PRIME OBLIGATIONS PORTFOLIO 16 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005




5   SERVICE PLAN
The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions under which they will render certain administrative support services and in some cases, personal and account maintenance services for their customers or investors who beneficially own Service and Premier Shares. As compensation under the Service Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.25% and 0.50% of the average daily net asset value of the outstanding Service and Premier Shares, respectively. Class specific Shareholder Servicing Fees for the fiscal year ended November 30, 2005, were as follows:

               Amounts in thousands SERVICE SHARES PREMIER SHARES
               --------------------------------------------------
                Prime Obligations        141             2
               --------------------------------------------------

6   BANK LOANS
The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50% above the federal funds rate, (ii) 0.45% above IBOR (Interbank Offered Rate) or (iii) 0.45% above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

At November 30, 2005, the Portfolio did not have any outstanding loans.

The Portfolio did not incur any interest expense for the fiscal year ending November 30, 2005.

-------------------------
7   CAPITAL TRANSACTIONS
-------------------------

Transactions for the fiscal year ended November 30, 2005 were as follows:

                                                   PAYMENTS FOR
                        PROCEEDS FROM REINVESTMENT    SHARES    NET INCREASE
  Amounts in thousands*  SHARES SOLD  OF DIVIDENDS   REDEEMED   IN NET ASSETS
  ---------------------------------------------------------------------------
     Shares              $1,858,325      $4,544    $(1,628,226)   $234,643
     Service Shares         171,962           -       (165,643)      6,319
     Premier Shares          13,726           -           (118)     13,608
  ---------------------------------------------------------------------------

*The number of shares approximates the dollar amount of transactions.

Transactions for the fiscal year ended November 30, 2004 were as follows:

                                                   PAYMENTS FOR
                        PROCEEDS FROM REINVESTMENT    SHARES    NET INCREASE
  Amounts in thousands*  SHARES SOLD  OF DIVIDENDS   REDEEMED   IN NET ASSETS
  ---------------------------------------------------------------------------
     Shares              $1,813,004      $2,661    $(1,619,721)   $195,944
     Service Shares         110,553           -        (78,659)     31,894
  ---------------------------------------------------------------------------

*The number of shares approximates the dollar amount of transactions.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 17 PRIME OBLIGATIONS PORTFOLIO

---------------------------------------------------------
    PRIME OBLIGATIONS PORTFOLIO
----
       REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE NORTHERN
INSTITUTIONAL FUNDS
SHAREHOLDERS AND
BOARD OF TRUSTEES:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Prime Obligations Portfolio (the "Portfolio") of the Northern Institutional Funds as of November 30, 2005, and the related statement of operations, statement of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification of securities owned at November 30, 2005 by physical examination of the securities held by the custodian and by correspondence with central depositories and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Prime Obligations Portfolio at November 30, 2005, the results of its operations, the changes in its net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Chicago, Illinois
January 18, 2006

PRIME OBLIGATIONS PORTFOLIO 18 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                    PRIME OBLIGATIONS PORTFOLIO
                                                                           ----
       FUND EXPENSES
                                                  NOVEMBER 30, 2005 (UNAUDITED)



As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2005 through November 30, 2005.

ACTUAL EXPENSES
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 6/1/05 - 11/30/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Prime Obligations

                                 BEGINNING  ENDING
                                  ACCOUNT  ACCOUNT       EXPENSES
                         EXPENSE   VALUE    VALUE          PAID*
          SHARES          RATIO   6/1/05   11/30/05  6/1/05 - 11/30/05
          ------------------------------------------------------------
           Actual         0.20%  $1,000.00 $1,017.20       $1.01
           Hypothetical   0.20%  $1,000.00 $1,024.07       $1.01**
          ------------------------------------------------------------

          SERVICE SHARES
          ------------------------------------------------------------
           Actual         0.46%  $1,000.00 $1,015.80       $2.32
           Hypothetical   0.46%  $1,000.00 $1,022.76       $2.33**
          ------------------------------------------------------------

          PREMIER SHARES/(1)/
          ------------------------------------------------------------
           Actual         0.72%  $1,000.00 $1,001.20       $3.61
           Hypothetical   0.72%  $1,000.00 $1,021.46       $3.65**
          ------------------------------------------------------------

(1)The Premier Shares commenced investment operations on November 18, 2005. To calculate account value and expenses paid the 13-day rate of return was used as opposed to the 6-month rate of return.
* Expenses are calculated using the Portfolio's annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.
**Hypothetical expenses are based on the Portfolio's actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 19 PRIME OBLIGATIONS PORTFOLIO

---------------------------------------------------------
    PRIME OBLIGATIONS PORTFOLIO
----
       TRUSTEES AND OFFICERS



Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 53 portfolios in the Northern Funds Complex -- Northern Institutional Funds offers 22 portfolios and Northern Funds offers 31 portfolios. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/637-1380.

  NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------
William L. Bax           . Managing Partner of               . Sears Holding Corp.
Age 62                     PricewaterhouseCoopers (an         (a retail company).
Trustee since 2005         accounting firm) from 1999 to
                           2003;
                         . Director of Big Shoulders Fund
                           since 1997;
                         . Director of Children's Memorial
                           Hospital since 1997;
                         . Trustee of DePaul University
                           since 1998.
--------------------------------------------------------------------------------------
Richard G. Cline         . Chairman and President of         . PepsiAmericas (a soft
Age 70                     Hawthorne Investors, Inc. (a       drink bottling
Trustee since 1997         management advisory services and   company);
                           private investment company)       . Ryerson Tull, Inc.
                           since 1996;                        (a metals distribution
                         . Managing Partner of Hawthorne      company).
                           Investments, LLC (a management
                           advisory services and private
                           investment company) since 2001;
                         . Managing Member of Hawthorne
                           Investments II, LLC (a private
                           investments company) since 2004;
                         . Chairman and Director of
                           Hussmann International, Inc. (a
                           refrigeration company) from 1998
                           to 2000.
--------------------------------------------------------------------------------------
Edward J. Condon, Jr.    . Chairman and CEO of The Paradigm  . None
Age 65                     Group, Ltd. (a financial
Trustee since 1994         adviser) since 1993;
                         . Principal and Co-Founder of
                           Paradigm Capital since 1996;
                         . Senior Partner of NewEllis
                           Ventures since 2001;
                         . Member of the Board of Managers
                           of The Liberty Hampshire
                           Company, LLC (a receivable
                           securitization company) from
                           1996 to 2001;
                         . Director of Financial Pacific
                           Company (a small business
                           leasing company) from 1998 to
                           2004;
                         . Member and Director of the
                           Illinois Venture Capital
                           Association since 2001;
                         . Trustee at Dominican University;
                         . Member of the Board of Directors
                           of the Children's Museum;
                         . Member of the Board of
                           Governors, the Metropolitan Club.
--------------------------------------------------------------------------------------
William J. Dolan/(3)/    . Financial Consultant at Ernst &   . None
Age 73                     Young LLP (an accounting firm)
Trustee since 2000         from 1992 to 1993 and 1997.
--------------------------------------------------------------------------------------
Sharon Gist Gilliam      . Executive Vice President of       . None
Age 62                     Unison-Maximus, Inc. (an
Trustee since 2001         aviation and governmental
                           consulting company).
--------------------------------------------------------------------------------------
Sandra Polk Guthman      . CEO of Polk Bros. Foundation (an  . None
Age 61                     Illinois not-for-profit
Trustee since 1997         corporation) since 1993;
                         . Director of MBIA Insurance Corp.
                           of Illinois (a municipal bond
                           insurance company) since 1994;
                         . Director of STS Consultants,
                           Ltd. (an employee-owned
                           engineering consulting firm).

PRIME OBLIGATIONS PORTFOLIO 20 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                  NOVEMBER 30, 2005 (UNAUDITED)




NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------
  Michael E. Murphy      . President of Sara Lee Foundation  . Coach, Inc.;
  Age 69                   (a philanthropic organization)    . Payless Shoe Source,
  Trustee since 2000       from 1997 to 2001.                 Inc. (a retail shoe store
                                                              business);
                                                             . GATX Corporation
                                                              (a railroad holding
                                                              company).
-----------------------------------------------------------------------------------------
  Richard P. Strubel     . Vice Chairman, President and      . Gildan Activewear,
  Age 66                   Chief Operating Officer of UNext   Inc. (an athletic
  Trustee since 1982       Inc. (a provider of educational    clothing marketing
                           services via the Internet) since   and manufacturing
                           2003 and 1999, respectively;       company);
                         . Director of Cantilever            . Goldman Sachs
                           Technologies (a private software   Mutual Fund
                           company) since 1999.               Complex (65
                                                              portfolios);
                                                             . Goldman Sachs
                                                              Closed-End Fund.

  INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/                   FIVE YEARS                          HELD BY TRUSTEE
-------------------------------------------------------------------------------------------
Mary Jacobs Skinner, Esq./(4)/ . Partner in the law firm of        . None
Age 48                           Sidley Austin Brown & Wood.
Trustee since 2000
-------------------------------------------------------------------------------------------
Stephen Timbers/(4)/           . Vice Chairman of Northern Trust   . USF Corporation;
Age 61                           Corporation and The Northern      . Calamos Mutual
Trustee since 2000               Trust Company from 2003 to 2004;   Fund Complex (9
                               . President and Chief Executive      portfolios);
                                 Officer of Northern Trust         . Calamos Closed-End
                                 Investments, N.A. from 2001 to     Funds (4 portfolios).
                                 2004;
                               . President of Northern Trust
                                 Global Investments, a division
                                 of Northern Trust Corporation
                                 and Executive Vice President of
                                 The Northern Trust Company from
                                 1998 to 2003.

(1)Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)Retired December 31, 2005.

(4)An "interested person", as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Timbers is deemed to be an interested Trustee because he is a former officer, director, employee and is a shareholder of Northern Trust Corporation and/or its affiliates.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 21 PRIME OBLIGATIONS PORTFOLIO

---------------------------------------------------------
    PRIME OBLIGATIONS PORTFOLIO
----
       TRUSTEES AND OFFICERS (continued)




  OFFICERS OF THE TRUST/(1)/

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                             FIVE YEARS
-----------------------------------------------------------------------
Lloyd A. Wennlund                   . Executive Vice President since
Age: 48                               2003 and Director since 2001 of
50 South LaSalle Street               Northern Trust Investments,
Chicago, IL 60675                     N.A.; Executive Vice President
President since 2000                  and other positions at The
                                      Northern Trust Company,
                                      President of Northern Trust
                                      Securities, Inc., and Managing
                                      Executive, Mutual Funds for
                                      Northern Trust Global
                                      Investments since 1989.
-----------------------------------------------------------------------
Eric K. Schweitzer                  . Senior Vice President at
Age: 44                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2001 and Senior Vice
Chicago, IL 60675                     President at The Northern Trust
Vice President since 2000             Company and the Director of
                                      Distribution, Product Management
                                      and Client Services in the
                                      Mutual Fund Group of Northern
                                      Trust Global Investments since
                                      2000; Managing Director of
                                      Mutual Funds for U.S. Bancorp
                                      from 1997 to 2000.
-----------------------------------------------------------------------
Stuart Schuldt                      . Senior Vice President and
Age: 43                               Division Manager of Fund
50 South LaSalle Street               Administration and Fund
Chicago, IL 60675                     Accounting at The Northern Trust
Treasurer since 2005                  Company since 1998.
Assistant Treasurer from 2002-2005
-----------------------------------------------------------------------
Susan J. Hill                       . Senior Vice President of
Age: 49                               Compliance of Northern Trust
50 South LaSalle Street               Global Investments
Chicago, IL 60675                     Administration since 2004; Vice
Chief Compliance Officer since 2004   President of Compliance of
                                      Northern Trust Global
                                      Investments Administration from
                                      2000 to 2004; Vice President at
                                      Van Kampen Investments from 1992
                                      to 2000.
-----------------------------------------------------------------------
Wes L. Ringo                        . Senior Vice President of
Age: 54                               Northern Trust Investments, N.A.
50 South LaSalle Street               and Compliance Director of
Chicago, IL 60675                     Northern Trust Securities, Inc.
Anti-Money Laundering                 since 2001; Managing Director,
Compliance Officer since 2002         Assistant General Counsel and
                                      Director of Regulatory Affairs
                                      of U.S. Bancorp Piper Jaffray
                                      from 1996 to 2001.
-----------------------------------------------------------------------
Brian Ovaert                        . Senior Vice President and Head
Age: 44                               of Worldwide Fund Administration
50 Bank Street                        at The Northern Trust Company
Canary Wharf                          overseeing Fund Accounting,
London, E1 45 NT                      Transfer Agent and Fund
Assistant Treasurer since 2005        Administration functions since
Treasurer from 2002-2005              1998.
-----------------------------------------------------------------------
Jeffrey A. Dalke, Esq.              . Partner in the law firm of
Age: 55                               Drinker Biddle & Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2000

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

PRIME OBLIGATIONS PORTFOLIO 22 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                  NOVEMBER 30, 2005 (UNAUDITED)






NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                        FIVE YEARS
------------------------------------------------------------------
Linda J. Hoard, Esq.           . Senior Counsel and Senior Vice
Age: 58                          President at PFPC Inc. since
99 High Street, 27th Floor       1998.
Boston, MA 02110
Assistant Secretary since 1999
------------------------------------------------------------------
Lori V. O'Shaughnessy, Esq.    . Counsel and Vice President at
Age: 34                          PFPC Inc. since 2005; Associate
99 High Street, 27th Floor       Counsel and Director at PFPC
Boston, MA 02110                 Inc. from 2002 to 2005;
Assistant Secretary since 2003   Associate Counsel at Investors
                                 Bank & Trust Company (a
                                 financial service provider) from
                                 2001 to 2002; Manager in the
                                 Regulatory Administration
                                 Department of PFPC Inc. prior
                                 thereto.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 23 PRIME OBLIGATIONS PORTFOLIO

---------------------------------------------------------
    PRIME OBLIGATIONS PORTFOLIO
----
       FOR MORE INFORMATION



  PORTFOLIO HOLDINGS
Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Form N-Q is available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800/SEC-0330.

  PROXY VOTING
A description of Northern Institutional Funds' Proxy Voting Policies and Procedures and the Fund's portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by visiting Northern Institutional Funds' Web site at northerninstitutionalfunds.com or the SEC's Web site at sec.gov or by calling the Northern Institutional Funds Center at 800/637-1380.

PRIME OBLIGATIONS PORTFOLIO 24 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

               ----------------------------------------------------------------
                                                        FIXED INCOME PORTFOLIOS
                                                                           ----
       TABLE OF CONTENTS



The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds' investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not the Portfolios.

Performances of the Portfolios are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC, not affiliated with Northern Trust.

                        --------------------------------
                                NOT FDIC INSURED
                        --------------------------------
                        May lose value/No bank guarantee
                        --------------------------------

 2  PORTFOLIO MANAGEMENT COMMENTARY

 8  STATEMENTS OF ASSETS AND LIABILITIES

10  STATEMENTS OF OPERATIONS

12  STATEMENTS OF CHANGES IN NET ASSETS

14  FINANCIAL HIGHLIGHTS

    SCHEDULES OF INVESTMENTS

    23          BOND PORTFOLIO

    28          CORE BOND PORTFOLIO

    34          U.S. TREASURY INDEX PORTFOLIO

    35          INTERMEDIATE BOND PORTFOLIO

    40          SHORT-INTERMEDIATE BOND PORTFOLIO

    44          U.S. GOVERNMENT SECURITIES PORTFOLIO

46  NOTES TO THE FINANCIAL STATEMENTS

52  TAX INFORMATION

53  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

54  FUND EXPENSES

56  TRUSTEES AND OFFICERS

60  FOR MORE INFORMATION

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1 FIXED INCOME PORTFOLIOS

BOND PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Energy prices rose significantly in the fiscal year ended November 30, 2005, driving a 4.7 percent inflation rate as measured by the Consumer Price Index
(CPI). Core inflation, however, remained benign as energy price levels failed to pass through to most consumer goods. Despite above-trend GDP growth and strong corporate profitability, restrained job creation helped to limit wage pressures. With this relatively benign inflation backdrop, strong demand for long duration assets and a tightening monetary policy from the Federal Reserve led to a dramatic flattening of the yield curve during the course of the period, as the spread between two- and 30-year issues compressed by over 175 basis points. This strong performance of longer maturity bonds was supported by continuing strong demand from foreign investors.

In aggregate, the corporate sector's financial performance remained strong, with continued double-digit profit growth. High-yield corporates weathered volatility in the auto and airline sectors relatively well, modestly outperforming comparable duration Treasuries. Investment-grade corporates also held up well due to generally strong balance sheets, but underperformed overall as a result of increased event risk and selling pressures from investors moving into higher quality asset classes. AAA-rated commercial mortgage-backed (CMB) and asset-backed securities (ABS) benefited from this transition, making them two of the best performing asset classes during the period.

For the period, the Portfolio returned 2.24 percent, versus 2.40 percent for the benchmark. Our overweighting of the CMB and ABS sectors generated positive returns. However, our position in residential mortgages underperformed as investors became more concerned about a potential slowdown in the housing market.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2005

                                                                   LEHMAN
                                         CLASS A CLASS C CLASS D AGGREGATE
TOTAL RETURN                             SHARES  SHARES  SHARES  BOND INDEX
------------                             ------- ------- ------- ----------
ONE YEAR................................  2.24%   1.85%   1.84%     2.40%
FIVE YEAR...............................  5.53    5.26    5.12      6.06
TEN YEAR................................  5.85    5.59    5.42      6.21

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

[CHART]

                                                          Lehman Bros.
                                               Fund   Aggregate Bond Index
                                              ------- --------------------
1/11/1993.................................... $10,000       $10,000
                                              $11,059       $10,916
                                              $10,612       $10,582
                                              $12,900       $12,449
                                              $13,617       $13,204
                                              $14,734       $14,201
                                              $16,249       $15,544
                                              $16,028       $15,537
                                              $17,401       $16,946
                                              $18,981       $18,837
                                              $19,292       $20,215
                                              $21,214       $21,264
                                              $22,278       $22,210
11/30/2005................................... $22,776       $22,743

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

PORTFOLIO MANAGERS

COLIN A. ROBERTSON
MATTHEW TOMS

FUND FACTS (as of 11/30/05)

TICKER SYMBOL                                                       BBPAX

INCEPTION DATE
CLASS A SHARES..............................................      1/11/93
CLASS C SHARES..............................................       7/3/95
CLASS D SHARES..............................................      9/14/94

TOTAL NET ASSETS............................................ $303,455,223

NET ASSET VALUE
CLASS A SHARES.............................................. $      19.57
CLASS C SHARES..............................................        19.56
CLASS D SHARES..............................................        19.53

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FIXED INCOME PORTFOLIOS  2  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

CORE BOND PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The overriding theme for the 2005 fiscal year was the Federal Reserve's policy of removing monetary accommodation. Raising rates at a measured pace, the Fed took overnight rates to 4.0 percent. This steady increase in short term rates, in conjunction with contained core inflation, solid economic growth and strong demand for long-duration products, not only caused the yield curve to flatten by over 175 basis points during the course of the period, but also generated a relatively narrow trading range for the 10-year Treasury and a rally in the 30-year Treasury. The strong performance of longer maturity bonds was supported by continuing demand from foreign investors.

The corporate sector's aggregate financial performance remained strong, with continued double-digit profit growth. Despite robust corporate profitability, job creation was restrained, limiting wage pressures.

The Portfolio returned 2.15 percent for the 12-month period ended November 30, 2005, versus 2.40 percent for the benchmark. With our barbell positioning we were able to capture the outperformance of long duration assets and the 10-year Treasury. We also benefited from our overweighting of asset-backed and commercial mortgage-backed securities, as investors sought incremental yield and engaged in a flight to quality. Mortgage securities, however, underperformed due to fears of a housing crisis and the flattening yield curve, which made mortgages less attractive when compared to the yield on cash. Other detractors from performance were our underweighting of agencies and our exposure to the corporate sector. Although we avoided the period's major credit events, our corporate holdings suffered from the credit sector's negative performance experienced earlier in the year.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2005

                                                                   LEHMAN
                                         CLASS A CLASS C CLASS D AGGREGATE
TOTAL RETURN                             SHARES  SHARES  SHARES  BOND INDEX
------------                             ------- ------- ------- ----------
ONE YEAR................................  2.15%   1.88%   1.93%     2.40%
SINCE INCEPTION.........................  4.63    4.41    4.42      5.41*

* Since inception of the Portfolio.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

[CHART]

                                                          Lehman Bros.
                                               Fund   Aggregate Bond Index
                                              ------- --------------------
3/29/2001.................................... $10,000       $10,000
                                              $10,454       $10,592
                                              $11,041       $11,368
                                              $11,598       $11,958
                                              $12,094       $12,489
11/30/2005................................... $12,354       $12,789

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

PORTFOLIO MANAGERS

COLIN A. ROBERTSON
MATTHEW TOMS

FUND FACTS (as of 11/30/05)

TICKER SYMBOL                                                       NOCBX

INCEPTION DATE
CLASS A SHARES..............................................      3/29/01
CLASS C SHARES..............................................      3/29/01
CLASS D SHARES..............................................      3/29/01

TOTAL NET ASSETS                                             $156,074,442

NET ASSET VALUE
CLASS A SHARES.............................................. $       9.83
CLASS C SHARES..............................................         9.78
CLASS D SHARES..............................................         9.85

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  3  FIXED INCOME PORTFOLIOS

U.S. TREASURY INDEX PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Significant events during the past 12 months included economic dislocations caused by a devastating hurricane season, the rapid rise in energy and other commodity prices, and uncertainty over the President's second-term agenda. The economy weathered this storm relatively well, with GDP increasing at a 3.70 percent average annual pace. The Federal Open Market Committee met eight times during the past 12 months, increasing the federal funds rate by a quarter point at each meeting. This tightening cycle doubled the funds rate from 2.0 percent to 4.0 percent. Language from the meetings was consistent, with monetary policy remaining "accommodative" and rate increases being "measured" throughout 2005.

During the past 12 months, the yield curve flattened significantly. As the Fed continued to tighten, yields rose on the short end of the curve. Yields on mid-range maturities rose, albeit by lesser amounts, while longer-dated yields actually decreased. Two-year, five-year and 10-year Treasury yields increased by 141, 73 and 14 basis points, respectively, while the 30-year yield decreased by 30 basis points. The absolute yield levels at period end were 4.42, 4.43,
4.50 and 4.70 percent in the two-, five-, 10- and 30-year maturity ranges, respectively.

During the 12-month period ended November 30, 2005, the Portfolio produced a total return of 2.60 percent, in line with the 2.75 percent return of its benchmark, the Lehman Brothers Treasury Bond Index. The difference in return was the result of transaction costs and Portfolio expenses. We will continue to invest in securities represented by the Index in an effort to provide returns that closely approximate those of the Index.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2005

                                                                   LEHMAN
                                         CLASS A CLASS C CLASS D  TREASURY
TOTAL RETURN                             SHARES  SHARES  SHARES  BOND INDEX
------------                             ------- ------- ------- ----------
ONE YEAR................................  2.60%   2.35%   2.20%     2.75%
FIVE YEAR...............................  5.33    5.05    4.92      5.55
TEN YEAR................................  5.78    5.58*   5.38      5.97

* Since inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

[CHART]

                                                      Lehman Bros. Treasury
                                               Fund        Bond Index
                                              ------- ---------------------
1/11/1993.................................... $10,000        $10,000
                                              $10,995        $11,026
                                              $10,573        $10,631
                                              $12,368        $12,480
                                              $13,002        $13,135
                                              $13,967        $14,096
                                              $15,489        $15,639
                                              $15,164        $15,374
                                              $16,728        $17,012
                                              $18,326        $18,689
                                              $19,722        $20,170
                                              $20,469        $20,973
                                              $21,139        $21,694
11/30/2005................................... $21,689        $22,290

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman Brothers Treasury Bond Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years.

PORTFOLIO MANAGER

DAN PERSONETTE

FUND FACTS (as of 11/30/05)

TICKER SYMBOL                                                      BTIAX

INCEPTION DATE
CLASS A SHARES..............................................     1/11/93
CLASS C SHARES..............................................     10/6/98
CLASS D SHARES..............................................    11/16/94

TOTAL NET ASSETS                                             $52,916,562

NET ASSET VALUE
CLASS A SHARES.............................................. $     20.99
CLASS C SHARES..............................................       20.98
CLASS D SHARES..............................................       20.96

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Unlike Treasury bonds and bills, the principal value and investment return of the Portfolio is not guaranteed or insured by the U.S. Government.

FIXED INCOME PORTFOLIOS  4  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Interest rates rose and the yield curve flattened as the Federal Reserve continued its tightening cycle during the 12-month period ended November 30, 2005. Against a backdrop of solid growth and contained inflation, the Fed gradually raised the overnight rate to 4.0 percent. Energy prices rose sharply over the period, peaking after Hurricane Katrina when oil briefly exceeded $70 per barrel. Headline Consumer Price Index (CPI) rose to 4.7 percent, its highest level in 14 years, while core CPI (which excludes volatile food and energy prices) remained relatively subdued at 2.4 percent. In aggregate, the corporate sector's financial performance remained strong amid continued double-digit profit growth. Overshadowing the strong fundamentals, however, has been the growing propensity for corporations to support their equity prices via share repurchases and dividend increases. Credit market volatility spiked following the early May ratings downgrades of GM and Ford debt to junk status. The longer horizon market fallout from this development proved modest, however, as overall corporate spread levels widened only modestly.

For the period, the Portfolio returned 1.66 percent, versus 1.63 percent for the benchmark. Our yield curve and duration positioning were positive contributors to performance. Similarly, our barbell strategy helped performance as the two- to 10-year segment of the yield curve flattened by 128 basis points. We took action to moderate the Portfolio's corporate exposure in advance of certain negative credit developments. This aided returns when the credit sector subsequently underperformed. Likewise, our decision to overweight the securitized sectors helped performance as both asset-backed and commercial mortgage-backed securities posted positive returns.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2005

                                                         LEHMAN INTERM.
                                         CLASS A CLASS D  GOV'T/CORP.
TOTAL RETURN                             SHARES  SHARES    BOND INDEX
------------                             ------- ------- --------------
ONE YEAR................................  1.66%   1.27%       1.63%
FIVE YEAR...............................  5.26    4.88        5.75
SINCE INCEPTION.........................  5.05    4.71        5.80*

* Since inception of Class A.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

[CHART]

                                                       Lehman Bros. Int.
                                               Fund   Govt/Corp Bond Index
                                              ------- --------------------
8/1/1997..................................... $10,000       $10,000
                                              $10,118       $10,199
                                              $10,880       $11,104
                                              $10,907       $11,228
                                              $11,671       $12,101
                                              $12,870       $13,503
                                              $13,616       $14,431
                                              $14,352       $15,249
                                              $14,834       $15,740
11/30/2005................................... $15,080       $15,997

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index of prices of U.S. Government and corporate bonds with remaining maturities of one to ten years.

PORTFOLIO MANAGERS

COLIN A. ROBERTSON
MATTHEW TOMS

FUND FACTS (as of 11/30/05)

TICKER SYMBOL                                                      NIBAX

INCEPTION DATE
CLASS A SHARES..............................................      8/1/97
CLASS D SHARES..............................................     10/2/98

TOTAL NET ASSETS                                             $36,898,456

NET ASSET VALUE
CLASS A SHARES.............................................. $     20.03
CLASS D SHARES..............................................       20.02

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  5  FIXED INCOME PORTFOLIOS

SHORT-INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

In 2005, led by surging oil prices, the Consumer Price Index (CPI) rose to 4.7 percent, its highest level since 1991. However, higher energy costs largely failed to pass through to other consumer goods. After peaking in February at a relatively benign 2.4 percent, core CPI (which excludes volatile food and energy prices) drifted lower over the remainder of the period. Despite continued strong corporate profit margins, job creation stayed restrained, which limited wage pressures. Although credit market volatility spiked following ratings downgrades to GM and Ford bonds, the overall level of corporate spreads widened only modestly over the 12-month period. Interest rate movements were dominated by the Federal Reserve's eight "measured" rate hikes. Against a backdrop of solid GDP growth and controlled inflation, the Fed gradually removed its accommodation, hiking the overnight rate by 25 basis points at each FOMC meeting. This caused prices on shorter maturity bonds to decline, while yields on longer maturities remained essentially unchanged.

For the 12-month period ended November 30, 2005, the Portfolio returned 1.16 percent versus 1.40 percent for the benchmark. Given our expectations that inflation would stay contained amid the Fed's vigilance, we structured the Portfolio in a barbell, overweighting cash and longer maturity securities. This positioning proved beneficial as the spread between two- and five-year Treasury yields compressed by 70 basis points. During the period, tactical adjustments made to the Portfolio's duration modestly benefited performance. Overweighting asset-backed and commercial mortgage-backed securities also helped returns, while our positioning in residential mortgages detracted from performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2005

                                                         MERRILL LYNCH 1-5
                                         CLASS A CLASS D CORP./GOV'T BOND
TOTAL RETURN                             SHARES  SHARES        INDEX
------------                             ------- ------- -----------------
ONE YEAR................................  1.16%   0.82%        1.40%
FIVE YEAR...............................  3.94    3.54         4.84
TEN YEAR................................  4.80    4.39         5.40

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

[CHART]

                                                       Merrill Lynch 1-5
                                               Fund   Corp/Govt Bond Index
                                              ------- --------------------
1/11/1993.................................... $10,000       $10,000
                                              $10,590       $10,669
                                              $10,678       $10,627
                                              $11,915       $11,928
                                              $12,592       $12,623
                                              $13,340       $13,392
                                              $14,341       $14,476
                                              $14,663       $14,844
                                              $15,692       $15,934
                                              $17,040       $17,654
                                              $17,716       $18,723
                                              $18,428       $19,486
                                              $18,818       $19,908
11/30/2005................................... $19,035       $20,187

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Merrill Lynch 1-5 Corporate/Government Bond Index is an unmanaged index of prices of U.S. Government and corporate bonds with maturities of one to five years.

PORTFOLIO MANAGER

COLIN A. ROBERTSON

FUND FACTS (as of 11/30/05)

TICKER SYMBOL                                                       BSBAX

INCEPTION DATE
CLASS A SHARES..............................................      1/11/93
CLASS D SHARES..............................................      9/14/94

TOTAL NET ASSETS                                             $151,745,791

NET ASSET VALUE
CLASS A SHARES.............................................. $      18.24
CLASS D SHARES..............................................        18.19

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FIXED INCOME PORTFOLIOS  6  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

U.S GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Energy prices rose significantly during the 12-month period ended November 30, 2005, peaking in the wake of Hurricane Katrina's devastation. Led by energy costs, the Consumer Price Index (CPI) rose to 4.7 percent, its highest level in 14 years. However, the jump in energy prices largely failed to pass through to other consumer goods. After topping out in February at a relatively subdued 2.4 percent, core CPI trended lower in the latter part of the period. Despite strong corporate profitability, job creation stayed restrained which limited pressure on wages. Throughout the reporting period, interest rate movements were dominated by the Federal Reserve's measured rate actions. Against a backdrop of solid GDP growth and contained inflation, the Fed gradually removed its accommodative monetary policy, hiking the overnight rate by 25 basis points at every meeting to take it to the 4.0 percent level.

For the 12-month period, the Portfolio returned 1.11 percent versus 1.37 percent for the benchmark. Given our constructive outlook for inflation and expectations for continued Fed vigilance, we maintained a barbelled Portfolio structure, overweighting both cash and longer maturity securities. This positioning benefited the Portfolio as the spread between two- and five-year maturities narrowed by 70 basis points. Throughout the period, longer maturities traded within well-established trading ranges, roughly 3.75 percent to 4.40 percent on the five-year Treasury. We benefited modestly from adjusting the Portfolio's duration positioning as market yields moved within this band. We also benefited from overweighting agency securities, particularly in the first six months of the reporting period. However, our overweighting in mortgages detracted from performance as the flatter yield curve negatively impacted the sector's performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2005

                                         CLASS A CLASS D  MERRILL LYNCH
TOTAL RETURN                             SHARES  SHARES  1-5 GOV'T INDEX
------------                             ------- ------- ---------------
ONE YEAR................................  1.11%   0.71%       1.37%
FIVE YEAR...............................  4.29    3.88        4.39
TEN YEAR................................  4.93    4.53        5.16

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

[CHART]

                                                      Merrill Lynch 1-5 Govt
                                               Fund           Index
                                              ------- ----------------------
4/5/1993..................................... $10,000        $10,000
                                              $10,302        $10,333
                                              $10,242        $10,282
                                              $11,385        $11,525
                                              $11,975        $12,178
                                              $12,681        $12,914
                                              $13,615        $13,960
                                              $13,951        $14,307
                                              $14,932        $15,374
                                              $16,429        $16,955
                                              $17,404        $17,974
                                              $17,912        $18,466
                                              $18,220        $18,807
11/30/2005................................... $18,423        $19,063

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Merrill Lynch 1-5 Government Index is an unmanaged index of prices of U.S. Treasury notes with maturities of one to five years.

PORTFOLIO MANAGERS

BRIAN E. ANDERSEN
TIMOTHY S. MUSIAL

FUND FACTS (as of 11/30/05)

TICKER SYMBOL                                                      BUSAX

INCEPTION DATE
CLASS A SHARES..............................................      4/5/93
CLASS D SHARES..............................................     9/15/94

TOTAL NET ASSETS                                             $77,059,622

NET ASSET VALUE
CLASS A SHARES.............................................. $     19.33
CLASS D SHARES..............................................       19.26

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Unlike Treasury bonds and bills, the principal value and investment return of the Portfolio are not guaranteed or insured by the U.S. Government.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  7  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                  CORE
Amounts in thousands,                                                   BOND      BOND
except per share data                                                 PORTFOLIO PORTFOLIO
---------------------                                                 --------- ---------
ASSETS:
Investments, at cost................................................. $365,054  $174,202
Investments, at value /(1)/.......................................... $360,830  $171,980
Cash.................................................................       --        --
Interest income receivable...........................................    2,237     1,064
Dividend income receivable...........................................       25        13
Receivable for securities sold.......................................    9,620     4,296
Receivable for fund shares sold......................................    1,254        --
Receivable from affiliated administrator.............................       11         7
Prepaid and other assets.............................................        4         2
Total Assets.........................................................  373,981   177,362
                                                                      --------  --------
LIABILITIES:
Cash overdraft.......................................................       14         4
Payable upon return of securities loaned.............................   63,672    18,988
Payable for securities purchased.....................................    5,504     1,242
Payable for when-issued securities...................................      831       995
Payable for fund shares redeemed.....................................      381        --
Payable to affiliates:
   Investment advisory fees..........................................       62        32
   Co-administration fees............................................       25        13
   Custody and accounting fees.......................................        5         3
   Transfer agent fees...............................................        3         1
Accrued other liabilities............................................       29        10
Total Liabilities....................................................   70,526    21,288
                                                                      --------  --------
Net Assets........................................................... $303,455  $156,074
                                                                      --------  --------
ANALYSIS OF NET ASSETS:
Capital stock........................................................ $325,866  $159,601
Undistributed net investment income..................................      361       175
Accumulated undistributed net realized losses........................  (18,548)   (1,480)
Net unrealized depreciation..........................................   (4,224)   (2,222)
Net Assets........................................................... $303,455  $156,074
                                                                      --------  --------
Net Assets:
   Class A........................................................... $303,091  $156,072
   Class C...........................................................      106         1
   Class D...........................................................      258         1
Total Shares Outstanding (no par value, unlimited shares authorized):
   Class A...........................................................   15,488    15,875
   Class C...........................................................        5        --
   Class D...........................................................       13        --
Net Asset Value, Redemption and Offering Price Per Share:
   Class A........................................................... $  19.57  $   9.83
   Class C...........................................................    19.56      9.78
   Class D...........................................................    19.53      9.85

/(1)/ Amounts include value of securities loaned of $70,823, $29,090, $22,332, $6,880, $28,147, and $19,479, respectively.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  8  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

  U.S.                    SHORT-       U.S.
TREASURY  INTERMEDIATE INTERMEDIATE GOVERNMENT
  INDEX       BOND         BOND     SECURITIES
PORTFOLIO  PORTFOLIO    PORTFOLIO   PORTFOLIO
--------- ------------ ------------ ----------
 $67,216    $43,825      $180,105    $92,566
 $66,697    $43,430      $178,289    $91,449
       1          1            --          1
     469        278         1,255        531
      --          3            --         --
      --        509         2,610        475
      11         --             3          2
       8          5            10          8
       2          2             2          2
  67,188     44,228       182,169     92,468
 -------    -------      --------    -------
      --         --            --         --
  14,240      7,025        28,693     14,367
      --        250         1,362         --
      --         --            --         --
       5         31           308      1,004
       7          8            31         16
       4          3            13          6
       2          2             3          2
       1         --             1          1
      12         11            12         12
  14,271      7,330        30,423     15,408
 -------    -------      --------    -------
 $52,917    $36,898      $151,746    $77,060
 -------    -------      --------    -------
 $53,598    $38,795      $168,488    $80,257
      50         40           141         70
    (212)    (1,542)      (15,067)    (2,150)
    (519)      (395)       (1,816)    (1,117)
 $52,917    $36,898      $151,746    $77,060
 -------    -------      --------    -------
 $49,372    $36,798      $151,500    $76,622
   1,458         --            --         --
   2,087        100           246        438

   2,353      1,837         8,304      3,965
      69         --            --         --
     100          5            14         23

 $ 20.99    $ 20.03      $  18.24    $ 19.33
   20.98         --            --         --
   20.96      20.02         18.19      19.26

See Notes to the Financial Statements.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  9  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

STATEMENTS OF OPERATIONS

                                                                    CORE
                                                          BOND      BOND
Amounts in thousands                                    PORTFOLIO PORTFOLIO
--------------------                                    --------- ---------
INVESTMENT INCOME:
Interest income........................................  $15,393   $ 6,020
Dividend income........................................    1,759       280
Net income from securities loaned......................      210        48
   Total Investment Income.............................   17,362     6,348
                                                         -------   -------
EXPENSES:
Investment advisory fees...............................    1,335       565
Co-administration fees.................................      334       141
Custody and accounting fees............................       56        35
Transfer agent fees....................................       36        14
Registration fees......................................       28        36
Printing fees..........................................       16         9
Professional fees......................................       10         5
Trustee fees and expenses..............................       12         6
Shareholder servicing fees.............................        5        --
Other..................................................       19        10
                                                         -------   -------
Total Expenses.........................................    1,851       821
   Less voluntary waivers of investment advisory fees..     (501)     (212)
   Less expenses reimbursed by administrator...........     (137)      (97)
   Less custodian credits..............................       (3)       (4)
   Net Expenses........................................    1,210       508
                                                         -------   -------
Net Investment Income..................................   16,152     5,840
                                                         -------   -------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized losses on investments.....................   (9,306)   (1,245)
Net change in unrealized appreciation (depreciation)
  on investments.......................................    1,004    (1,736)
   Net Losses on Investments...........................   (8,302)   (2,981)
                                                         -------   -------
Net Increase in Net Assets Resulting from Operations...  $ 7,850   $ 2,859
                                                         -------   -------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  10  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                    FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2005

  U.S.                    SHORT-       U.S.
TREASURY  INTERMEDIATE INTERMEDIATE GOVERNMENT
  INDEX       BOND         BOND     SECURITIES
PORTFOLIO  PORTFOLIO    PORTFOLIO   PORTFOLIO
--------- ------------ ------------ ----------
 $1,931      $1,692      $ 6,221     $ 3,473
     --           3           --          --
     20          23           53          39
  1,951       1,718        6,274       3,512
 ------      ------      -------     -------
    144         161          649         389
     48          40          162          97
     23          28           34          24
     10           4           17          11
     25          28           27          27
      9          10            9           9
      5           5            5           5
      6           6            6           6
      9          --            1           1
     10           9            9           9
 ------      ------      -------     -------
    289         291          919         578
   (72)         (60)        (244)       (146)
   (78)         (84)         (90)        (75)
     --          (2)          --          (5)
    139         145          585         352
 ------      ------      -------     -------
  1,812       1,573        5,689       3,160
 ------      ------      -------     -------
  (124)        (363)      (2,213)     (1,567)
  (592)        (505)      (1,450)       (599)
  (716)        (868)      (3,663)     (2,166)
 ------      ------      -------     -------
 $1,096      $  705      $ 2,026     $   994
 ------      ------      -------     -------

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  11  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               CORE
                                                           BOND                BOND
                                                        PORTFOLIO            PORTFOLIO
                                                   -------------------  ------------------
Amounts in thousands                                 2005       2004      2005      2004
--------------------                               --------  ---------  --------  --------
OPERATIONS:
Net investment income............................. $ 16,152  $  21,036  $  5,840  $  4,456
Net realized gains (losses).......................   (9,306)    10,642    (1,245)      701
Net change in unrealized appreciation
  (depreciation)..................................    1,004     (5,122)   (1,736)     (386)
   Net Increase in Net Assets Resulting from
     Operations...................................    7,850     26,556     2,859     4,771
                                                   --------  ---------  --------  --------
CAPITAL TRANSACTIONS:
Net increase (decrease) in net assets resulting
  from Class A share transactions.................  (57,606)  (227,331)   35,925    12,397
Net increase (decrease) in net assets resulting
  from Class C share transactions.................   (3,659)       149        --        --
Net increase (decrease) in net assets resulting
  from Class D share transactions.................     (101)        37        --        --
   Net Increase (Decrease) in Net Assets
     Resulting from Capital Transactions..........  (61,366)  (227,145)   35,925    12,397
                                                   --------  ---------  --------  --------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income........................  (16,740)   (22,868)   (6,001)   (4,667)
From net realized gains...........................       --         --      (119)       --
   Total Distributions to Class A Shareholders....  (16,740)   (22,868)   (6,120)   (4,667)
                                                   --------  ---------  --------  --------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income........................     (142)      (173)       --        --
From net realized gains...........................       --         --        --        --
   Total Distributions to Class C Shareholders....     (142)      (173)       --        --
                                                   --------  ---------  --------  --------
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income........................      (13)       (16)       --        --
From net realized gains...........................       --         --        --        --
   Total Distributions to Class D Shareholders....      (13)       (16)       --        --
                                                   --------  ---------  --------  --------
Total Increase (Decrease) in Net Assets             (70,411)  (223,646)   32,664    12,501
NET ASSETS:.......................................
Beginning of year.................................  373,866    597,512   123,410   110,909
End of year....................................... $303,455  $ 373,866  $156,074  $123,410
                                                   --------  ---------  --------  --------
Accumulated Undistributed Net Investment Income... $    361  $     672  $    175  $    115
                                                   --------  ---------  --------  --------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  12  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEARS ENDED NOVEMBER 30,

       U.S.
     TREASURY                               SHORT-               U.S.
      INDEX           INTERMEDIATE     INTERMEDIATE BOND      GOVERNMENT
    PORTFOLIO        BOND PORTFOLIO        PORTFOLIO      SECURITIES PORTFOLIO
-----------------  -----------------  ------------------  ------------------
  2005     2004      2005     2004      2005      2004      2005       2004
-------  --------  -------  --------  --------  --------  --------   --------
$ 1,812  $  1,821  $ 1,573  $  1,498  $  5,689  $  4,802  $  3,160   $  2,854
   (124)       43     (363)       48    (2,213)       (3)   (1,567)      (393)
   (592)     (422)    (505)     (151)   (1,450)   (1,168)     (599)      (397)
  1,096     1,442      705     1,395     2,026     3,631       994      2,064
-------  --------  -------  --------  --------  --------  --------   --------
  8,453   (20,352)   4,438   (12,404)  (23,344)   14,045   (37,707)    (2,235)
     33      (464)      --        --        --        --        --         --
   (729)      771      (15)       22       (33)      231      (267)      (907)
  7,757   (20,045)   4,423   (12,382)  (23,377)   14,276   (37,974)    (3,142)
-------  --------  -------  --------  --------  --------  --------   --------
 (1,652)   (1,705)  (1,559)   (1,501)   (5,699)   (4,751)   (3,219)    (2,965)
    (52)     (693)      --        --        --        --        --     (1,809)
 (1,704)   (2,398)  (1,559)   (1,501)   (5,699)   (4,751)   (3,219)    (4,774)
-------  --------  -------  --------  --------  --------  --------   --------
    (58)      (55)      --        --        --        --        --         --
     (2)      (24)      --        --        --        --        --         --
    (60)      (79)      --        --        --        --        --         --
-------  --------  -------  --------  --------  --------  --------   --------
    (93)      (85)      (4)       (3)       (8)       (6)      (16)       (18)
     (4)      (30)      --        --        --        --        --        (24)
    (97)     (115)      (4)       (3)       (8)       (6)      (16)       (42)
-------  --------  -------  --------  --------  --------  --------   --------
  6,992   (21,195)   3,565   (12,491)  (27,058)   13,150   (40,215)    (5,894)
 45,925    67,120   33,333    45,824   178,804   165,654   117,275    123,169
$52,917  $ 45,925  $36,898  $ 33,333  $151,746  $178,804  $ 77,060   $117,275
-------  --------  -------  --------  --------  --------  --------   --------
$    50  $     41  $    40  $     29  $    141  $    128  $     70   $     79
-------  --------  -------  --------  --------  --------  --------   --------

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  13  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS

BOND PORTFOLIO

                                                                          CLASS A
                                                   ----------------------------------------------------
Selected per share data                            2005 /(2)/ 2004 /(2)/ 2003 /(2)/ 2002 /(2) (3)/   2001
-----------------------                            ---------  ---------  ---------  -------------  --------
Net Asset Value, Beginning of Year................ $  20.14   $  20.14   $  19.81     $  19.94     $  19.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.............................     0.97       0.92       0.84         1.04         1.28
Net realized and unrealized gains (losses)........    (0.52)      0.07       0.42        (0.08)        0.45
   Total from Investment Operations...............     0.45       0.99       1.26         0.96         1.73
                                                   --------   --------   --------     --------     --------
LESS DISTRIBUTIONS PAID:
   From net investment income.....................    (1.02)     (0.99)     (0.93)       (1.09)       (1.28)
       Total Distributions Paid...................    (1.02)     (0.99)     (0.93)       (1.09)       (1.28)
                                                   --------   --------   --------     --------     --------
Net Asset Value, End of Year...................... $  19.57   $  20.14   $  20.14     $  19.81     $  19.94
                                                   --------   --------   --------     --------     --------
Total Return /(1)/................................     2.24%      5.02%      6.45%        4.99%        9.08%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year............. $303,091   $369,729   $593,559     $697,601     $877,920
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements....     0.36%      0.36%      0.36%        0.36%        0.36%
   Expenses, before waivers and reimbursements....     0.55%      0.55%      0.54%        0.59%        0.74%
   Net investment income, net of waivers and
     reimbursements...............................     4.84%      4.55%      4.14%        5.27%        6.38%
   Net investment income, before waivers and
     reimbursements...............................     4.65%      4.36%      3.96%        5.04%        6.00%
Portfolio Turnover Rate...........................   328.83%    163.71%    325.90%      277.45%      297.81%


                                                                          CLASS C
                                                   ----------------------------------------------------
Selected per share data                            2005 /(2)/ 2004 /(2)/ 2003 /(2)/ 2002 /(2)/ /(3)/ 2001 /(2)/
-----------------------                            ---------  ---------  ---------  -------------    ---------
Net Asset Value, Beginning of Year................  $ 20.14    $ 20.14    $ 19.81      $ 19.93        $ 19.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.............................     0.93       0.84       0.82         1.01           1.23
Net realized and unrealized gains (losses)........    (0.56)      0.10       0.39        (0.09)          0.45
   Total from Investment Operations...............     0.37       0.94       1.21         0.92           1.68
                                                    -------    -------    -------      -------        -------
LESS DISTRIBUTIONS PAID:
   From net investment income.....................    (0.95)     (0.94)     (0.88)       (1.04)         (1.23)
       Total Distributions Paid...................    (0.95)     (0.94)     (0.88)       (1.04)         (1.23)
                                                    -------    -------    -------      -------        -------
Net Asset Value, End of Year......................  $ 19.56    $ 20.14    $ 20.14      $ 19.81        $ 19.93
                                                    -------    -------    -------      -------        -------
Total Return /(1)/................................     1.85%      4.76%      6.24%        4.73%          8.83%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year.............  $   106    $ 3,772    $ 3,624      $ 9,874        $21,144
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements....     0.60%      0.60%      0.60%        0.60%          0.60%
   Expenses, before waivers and reimbursements....     0.79%      0.79%      0.78%        0.83%          0.98%
   Net investment income, net of waivers and
     reimbursements...............................     4.60%      4.31%      3.90%        5.03%          6.14%
   Net investment income, before waivers and
     reimbursements...............................     4.41%      4.12%      3.72%        4.80%          5.76%
Portfolio Turnover Rate...........................   328.83%    163.71%    325.90%      277.45%        297.81%

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

/(2)/ Financial highlights for the years ended were calculated using the average shares outstanding method.

/(3)/ As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  14  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEARS ENDED NOVEMBER 30,

BOND PORTFOLIO

                                                                               CLASS D
                          -                             ----------------------------------------------------
Selected per share data                                 2005 /(2)/ 2004 /(2)/ 2003 /(2)/ 2002 /(2) (3)/ 2001 /(2)/
-----------------------                                 ---------  ---------  ---------  -------------  ---------
Net Asset Value, Beginning of Year.....................  $ 20.10    $ 20.10    $ 19.78      $ 19.91      $ 19.47
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income..................................     0.89       0.81       0.74         0.90         0.43
Net realized and unrealized gains (losses).............    (0.52)      0.10       0.43        (0.02)        1.21
   Total from Investment Operations....................     0.37       0.91       1.17         0.88         1.64
                                                         -------    -------    -------      -------      -------
LESS DISTRIBUTIONS PAID:
   From net investment income..........................    (0.94)     (0.91)     (0.85)       (1.01)       (1.20)
       Total Distributions Paid........................    (0.94)     (0.91)     (0.85)       (1.01)       (1.20)
                                                         -------    -------    -------      -------      -------
Net Asset Value, End of Year...........................  $ 19.53    $ 20.10    $ 20.10      $ 19.78      $ 19.91
                                                         -------    -------    -------      -------      -------
Total Return /(1)/.....................................     1.84%      4.61%      6.00%        4.60%        8.64%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year..................  $   258    $   365    $   329      $   317      $   187
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements.........     0.75%      0.75%      0.75%        0.75%        0.75%
   Expenses, before waivers and reimbursements.........     0.94%      0.94%      0.93%        0.98%        1.13%
   Net investment income, net of waivers and
     reimbursements....................................     4.45%      4.16%      3.75%        4.88%        5.99%
   Net investment income, before waivers and
     reimbursements....................................     4.26%      3.97%      3.57%        4.65%        5.61%
Portfolio Turnover Rate................................   328.83%    163.71%    325.90%      277.45%      297.81%

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

/(2)/ Financial highlights for the years ended were calculated using the average shares outstanding method.

/(3)/ As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  15  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

CORE BOND PORTFOLIO

                                                                               CLASS A
                                                        ----------------------------------------------------
Selected per share data                                 2005 /(3)/ 2004 /(3)/   2003    2002 /(3) (4)/ 2001 /(5)/
-----------------------                                 ---------  ---------  --------  -------------  ---------
Net Asset Value, Beginning of Period................... $  10.05   $  10.04   $   9.92    $  10.06     $  10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income..................................     0.41       0.40       0.33        0.50         0.40
Net realized and unrealized gains (losses).............    (0.20)      0.02       0.17        0.03         0.05
   Total from Investment Operations....................     0.21       0.42       0.50        0.53         0.45
                                                        --------   --------   --------    --------     --------
LESS DISTRIBUTIONS PAID:
   From net investment income..........................    (0.42)     (0.41)     (0.38)      (0.54)       (0.39)
   From net realized gains.............................    (0.01)        --         --       (0.13)          --
       Total Distributions Paid........................    (0.43)     (0.41)     (0.38)      (0.67)       (0.39)
                                                        --------   --------   --------    --------     --------
Net Asset Value, End of Period......................... $   9.83   $  10.05   $  10.04    $   9.92     $  10.06
                                                        --------   --------   --------    --------     --------
Total Return /(1)/.....................................     2.15%      4.28%      5.04%       5.61%        4.54%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period................ $156,072   $123,408   $110,907    $103,184     $155,542
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements.........     0.36%      0.36%      0.36%       0.36%        0.36%
   Expenses, before waivers and reimbursements.........     0.58%      0.59%      0.59%       0.68%        0.81%
   Net investment income, net of waivers and
     reimbursements....................................     4.14%      3.93%      3.27%       5.13%        5.91%
   Net investment income, before waivers and
     reimbursements....................................     3.92%      3.70%      3.04%       4.81%        5.46%
Portfolio Turnover Rate................................   339.65%    150.99%    380.92%     257.35%      197.85%


                                                                              CLASS C
                                                        ---------------------------------------------------
Selected per share data                                 2005 /(3)/ 2004 /(3)/   2003   2002 /(3) (4)/ 2001 /(5)/
-----------------------                                 ---------  ---------  -------  -------------  ---------
Net Asset Value, Beginning of Period...................  $ 10.01    $ 10.03   $  9.92     $ 10.01      $ 10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income..................................     0.40       0.38      0.33        0.50         0.40
Net realized and unrealized gains (losses).............    (0.21)        --      0.15        0.07           --
   Total from Investment Operations....................     0.19       0.38      0.48        0.57         0.40
                                                         -------    -------   -------     -------      -------
LESS DISTRIBUTIONS PAID:
   From net investment income..........................    (0.41)     (0.40)    (0.37)      (0.53)       (0.39)
   From net realized gains.............................    (0.01)        --        --       (0.13)          --
       Total Distributions Paid........................    (0.42)     (0.40)    (0.37)      (0.66)       (0.39)
                                                         -------    -------   -------     -------      -------
Net Asset Value, End of Period.........................  $  9.78    $ 10.01   $ 10.03     $  9.92      $ 10.01
                                                         -------    -------   -------     -------      -------
Total Return /(1)/.....................................     1.88%      3.91%     4.76%       6.04%        4.05%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period................  $     1    $     1   $     1     $     1      $    --
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements.........     0.60%      0.60%     0.60%       0.60%        0.60%
   Expenses, before waivers and reimbursements.........     0.82%      0.83%     0.83%       0.92%        1.05%
   Net investment income, net of waivers and
     reimbursements....................................     3.90%      3.69%     3.03%       4.89%        5.67%
   Net investment income, before waivers and
     reimbursements....................................     3.68%      3.46%     2.80%       4.57%        5.22%
Portfolio Turnover Rate................................   339.65%    150.99%   380.92%     257.35%      197.85%

/(1)/ Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

/(2)/ Annualized for periods less than one year.

/(3)/ Financial highlights for the years ended were calculated using the average shares outstanding method.

/(4)/ As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.

/(5)/ For the period March 29, 2001 (commencement of operations) through
      November 30, 2001.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  16  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                              FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

CORE BOND PORTFOLIO

                                                                              CLASS D
                                                        ---------------------------------------------------
Selected per share data                                 2005 /(3)/ 2004 /(3)/   2003   2002 /(3)/ /(4)/ 2001 /(5)/
-----------------------                                 ---------  ---------  -------  -------------    ---------
Net Asset Value, Beginning of Period...................  $ 10.06    $ 10.06   $  9.93     $ 10.01        $ 10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income..................................     0.40       0.38      0.33        0.50           0.40
Net realized and unrealized gains (losses).............    (0.21)        --      0.14        0.08             --
   Total from Investment Operations....................     0.19       0.38      0.47        0.58           0.40
                                                         -------    -------   -------     -------        -------
LESS DISTRIBUTIONS PAID:
   From net investment income..........................    (0.39)     (0.38)    (0.34)      (0.53)         (0.39)
   From net realized gains.............................    (0.01)        --        --       (0.13)            --
       Total Distributions Paid........................    (0.40)     (0.38)    (0.34)      (0.66)         (0.39)
                                                         -------    -------   -------     -------        -------
Net Asset Value, End of Period.........................  $  9.85    $ 10.06   $ 10.06     $  9.93        $ 10.01
                                                         -------    -------   -------     -------        -------
Total Return /(1)/.....................................     1.93%      3.84%     4.80%       6.07%          4.05%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period................  $     1    $     1   $     1     $     1        $    --
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements.........     0.75%      0.75%     0.75%       0.75%          0.75%
   Expenses, before waivers and reimbursements.........     0.97%      0.98%     0.98%       1.07%          1.20%
   Net investment income, net of waivers and
     reimbursements....................................     3.75%      3.54%     2.88%       4.74%          5.52%
   Net investment income, before waivers and
     reimbursements....................................     3.53%      3.31%     2.65%       4.42%          5.07%
Portfolio Turnover Rate................................   339.65%    150.99%   380.92%     257.35%        197.85%

/(1)/ Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

/(2)/ Annualized for periods less than one year.

/(3)/ Financial highlights for the years ended were calculated using the average shares outstanding method.

/(4)/ As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.

/(5)/ For the period March 29, 2001 (commencement of operations) through
      November 30, 2001.

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  17  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

U.S. TREASURY INDEX PORTFOLIO

                                                                          CLASS A
                                                        -------------------------------------------
Selected per share data                                   2005     2004     2003     2002     2001
-----------------------                                 -------  -------  -------  -------  -------
Net Asset Value, Beginning of Year..................... $ 21.27  $ 21.61  $ 21.99  $ 21.90  $ 21.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income..................................    0.80     0.76     0.77     0.94     1.11
Net realized and unrealized gains (losses).............   (0.25)   (0.07)    0.06     0.63     0.85
   Total from Investment Operations....................    0.55     0.69     0.83     1.57     1.96
                                                        -------  -------  -------  -------  -------
LESS DISTRIBUTIONS PAID:
   From net investment income..........................   (0.80)   (0.76)   (0.77)   (0.93)   (1.12)
   From net realized gains.............................   (0.03)   (0.27)   (0.44)   (0.55)      --
       Total Distributions Paid........................   (0.83)   (1.03)   (1.21)   (1.48)   (1.12)
                                                        -------  -------  -------  -------  -------
Net Asset Value, End of Year........................... $ 20.99  $ 21.27  $ 21.61  $ 21.99  $ 21.90
                                                        -------  -------  -------  -------  -------
Total Return /(1)/.....................................    2.60%    3.28%    3.78%    7.62%    9.55%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year.................. $49,372  $41,638  $63,061  $49,429  $44,323
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements.........    0.26%    0.26%    0.26%    0.26%    0.26%
   Expenses, before waivers and reimbursements.........    0.57%    0.56%    0.50%    0.56%    0.75%
   Net investment income, net of waivers and
     reimbursements....................................    3.81%    3.47%    3.53%    4.36%    5.23%
   Net investment income, before waivers and
     reimbursements....................................    3.50%    3.17%    3.29%    4.06%    4.74%
Portfolio Turnover Rate................................   61.26%   45.64%   65.88%   89.88%  102.56%

                                                                          CLASS C
                                                        -------------------------------------------
Selected per share data                                   2005     2004     2003     2002     2001
-----------------------                                 -------  -------  -------  -------  -------
Net Asset Value, Beginning of Year..................... $ 21.26  $ 21.60  $ 21.98  $ 21.89  $ 21.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income..................................    0.75     0.69     0.71     0.89     1.09
Net realized and unrealized gains (losses).............   (0.25)   (0.06)    0.06     0.64     0.79
   Total from Investment Operations....................    0.50     0.63     0.77     1.53     1.88
                                                        -------  -------  -------  -------  -------
LESS DISTRIBUTIONS PAID:
   From net investment income..........................   (0.75)   (0.70)   (0.71)   (0.89)   (1.08)
   From net realized gains.............................   (0.03)   (0.27)   (0.44)   (0.55)      --
       Total Distributions Paid........................   (0.78)   (0.97)   (1.15)   (1.44)   (1.08)
                                                        -------  -------  -------  -------  -------
Net Asset Value, End of Year........................... $ 20.98  $ 21.26  $ 21.60  $ 21.98  $ 21.89
                                                        -------  -------  -------  -------  -------
Total Return /(1)/.....................................    2.35%    2.97%    3.58%    7.38%    9.12%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year.................. $ 1,458  $ 1,450  $ 1,938  $ 2,947  $ 1,047
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements.........    0.50%    0.50%    0.50%    0.50%    0.50%
   Expenses, before waivers and reimbursements.........    0.81%    0.80%    0.74%    0.80%    0.99%
   Net investment income, net of waivers and
     reimbursements....................................    3.57%    3.23%    3.29%    4.12%    4.99%
   Net investment income, before waivers and
     reimbursements....................................    3.26%    2.93%    3.05%    3.82%    4.50%
Portfolio Turnover Rate................................   61.26%   45.64%   65.88%   89.88%  102.56%

/(1)/Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  18  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEARS ENDED NOVEMBER 30,

U.S. TREASURY INDEX PORTFOLIO

                                                                          CLASS D
                                                        ------------------------------------------
Selected per share data                                  2005    2004   2003 /(2)/  2002   2001 /(2)/
-----------------------                                 ------  ------  ---------  ------  ---------
Net Asset Value, Beginning of Year..................... $21.24  $21.59   $21.97    $21.88   $ 21.04
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income..................................   0.72    0.65     0.68      0.71      1.00
Net realized and unrealized gains (losses).............  (0.25)  (0.06)    0.07      0.78      0.88
   Total from Investment Operations....................   0.47    0.59     0.75      1.49      1.88
                                                        ------  ------   ------    ------   -------
LESS DISTRIBUTIONS PAID:
   From net investment income..........................  (0.72)  (0.67)   (0.69)    (0.85)    (1.04)
   From net realized gains.............................  (0.03)  (0.27)   (0.44)    (0.55)       --
       Total Distributions Paid........................  (0.75)  (0.94)   (1.13)    (1.40)    (1.04)
                                                        ------  ------   ------    ------   -------
Net Asset Value, End of Year........................... $20.96  $21.24   $21.59    $21.97   $ 21.88
                                                        ------  ------   ------    ------   -------
Total Return /(1)/.....................................   2.20%   2.83%    3.42%     7.22%     9.12%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year.................. $2,087  $2,837   $2,121    $  531   $   229
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements.........   0.65%   0.65%    0.65%     0.65%     0.65%
   Expenses, before waivers and reimbursements.........   0.96%   0.95%    0.89%     0.95%     1.14%
   Net investment income, net of waivers and
     reimbursements....................................   3.42%   3.08%    3.14%     3.97%     4.84%
   Net investment income, before waivers and
     reimbursements....................................   3.11%   2.78%    2.90%     3.67%     4.35%
Portfolio Turnover Rate................................  61.26%  45.64%   65.88%    89.88%   102.56%

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

/(2)/ Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  19  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

INTERMEDIATE BOND PORTFOLIO

                                                                           CLASS A
                                                        --------------------------------------------
Selected per share data                                   2005     2004     2003   2002 /(2)/   2001
-----------------------                                 -------  -------  -------  ---------  -------
Net Asset Value, Beginning of Year..................... $ 20.48  $ 20.53  $ 20.15   $ 19.83   $ 18.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income..................................    0.79     0.73     0.68      0.80      1.05
Net realized and unrealized gains (losses).............   (0.45)   (0.05)    0.39      0.33      0.85
   Total from Investment Operations....................    0.34     0.68     1.07      1.13      1.90
                                                        -------  -------  -------   -------   -------
LESS DISTRIBUTIONS PAID:
   From net investment income..........................   (0.79)   (0.73)   (0.69)    (0.81)    (1.06)
       Total Distributions Paid........................   (0.79)   (0.73)   (0.69)    (0.81)    (1.06)
                                                        -------  -------  -------   -------   -------
Net Asset Value, End of Year........................... $ 20.03  $ 20.48  $ 20.53   $ 20.15   $ 19.83
                                                        -------  -------  -------   -------   -------
Total Return /(1)/.....................................    1.66%    3.36%    5.40%     5.80%    10.27%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year.................. $36,798  $33,215  $45,728   $45,186   $44,372
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements.........    0.36%    0.36%    0.36%     0.36%     0.36%
   Expenses, before waivers and reimbursements.........    0.72%    0.70%    0.67%     0.72%     0.98%
   Net investment income, net of waivers and
     reimbursements....................................    3.91%    3.48%    3.21%     4.05%     5.49%
   Net investment income, before waivers and
     reimbursements....................................    3.55%    3.14%    2.90%     3.69%     4.87%
Portfolio Turnover Rate................................  297.81%  140.90%  336.00%   250.64%   254.48%


                                                                           CLASS D
                                                        --------------------------------------------
Selected per share data                                   2005     2004     2003   2002 /(2)/   2001
-----------------------                                 -------  -------  -------  ---------  -------
Net Asset Value, Beginning of Year..................... $ 20.47  $ 20.52  $ 20.13   $ 19.82   $ 18.96
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income..................................    0.72     0.65     0.60      0.73      1.01
Net realized and unrealized gains (losses).............   (0.46)   (0.05)    0.40      0.32      0.84
   Total from Investment Operations....................    0.26     0.60     1.00      1.05      1.85
                                                        -------  -------  -------   -------   -------
LESS DISTRIBUTIONS PAID:
   From net investment income..........................   (0.71)   (0.65)   (0.61)    (0.74)    (0.99)
       Total Distributions Paid........................   (0.71)   (0.65)   (0.61)    (0.74)    (0.99)
                                                        -------  -------  -------   -------   -------
Net Asset Value, End of Year........................... $ 20.02  $ 20.47  $ 20.52   $ 20.13   $ 19.82
                                                        -------  -------  -------   -------   -------
Total Return /(1)/.....................................    1.27%    3.01%    4.95%     5.41%     9.98%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year.................. $   100  $   118  $    96   $    68   $    27
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements.........    0.75%    0.75%    0.75%     0.75%     0.75%
   Expenses, before waivers and reimbursements.........    1.11%    1.09%    1.06%     1.11%     1.37%
   Net investment income, net of waivers and
     reimbursements....................................    3.52%    3.09%    2.82%     3.66%     5.19%
   Net investment income, before waivers and
     reimbursements....................................    3.16%    2.75%    2.51%     3.30%     4.57%
Portfolio Turnover Rate................................  297.81%  140.90%  336.00%   250.64%   254.48%

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

/(2)/ As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  20  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEARS ENDED NOVEMBER 30,

SHORT-INTERMEDIATE BOND PORTFOLIO

                                                                              CLASS A
                                                        --------------------------------------------------
Selected per share data                                   2005      2004      2003    2002/(2)(3)/   2001
-----------------------                                 --------  --------  --------  -----------  --------
Net Asset Value, Beginning of Year..................... $  18.68  $  18.82  $  18.62   $  18.67    $  18.28
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income..................................     0.65      0.53      0.52       0.79        1.07
Net realized and unrealized gains (losses).............    (0.44)    (0.14)     0.23      (0.07)       0.46
   Total from Investment Operations....................     0.21      0.39      0.75       0.72        1.53
                                                        --------  --------  --------   --------    --------
LESS DISTRIBUTIONS PAID:
   From net investment income..........................    (0.65)    (0.53)    (0.55)     (0.77)      (1.14)
       Total Distributions Paid........................    (0.65)    (0.53)    (0.55)     (0.77)      (1.14)
                                                        --------  --------  --------   --------    --------
Net Asset Value, End of Year........................... $  18.24  $  18.68  $  18.82   $  18.62    $  18.67
                                                        --------  --------  --------   --------    --------
Total Return /(1)/.....................................     1.16%     2.12%     4.01%      3.97%       8.59%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year.................. $151,500  $178,519  $165,595   $192,710    $272,003
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements.........     0.36%     0.36%     0.36%      0.36%       0.36%
   Expenses, before waivers and reimbursements.........     0.57%     0.56%     0.55%      0.62%       0.75%
   Net investment income, net of waivers and
     reimbursements....................................     3.50%     2.85%     2.75%      4.26%       5.77%
   Net investment income, before waivers and
     reimbursements....................................     3.29%     2.65%     2.56%      4.00%       5.38%
Portfolio Turnover Rate................................   271.88%   199.57%   257.17%    184.27%     107.31%


                                                                             CLASS D
                                                        ------------------------------------------------
Selected per share data                                   2005     2004     2003   2002 /(2)(3)/ 2001 /(3)/
-----------------------                                 -------  -------  -------  ------------  ---------
Net Asset Value, Beginning of Year..................... $ 18.62  $ 18.76  $ 18.57    $ 18.62      $ 18.24
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income..................................    0.58     0.45     0.45       0.67         0.48
Net realized and unrealized gains (losses).............   (0.43)   (0.13)    0.22      (0.02)        0.98
   Total from Investment Operations....................    0.15     0.32     0.67       0.65         1.46
                                                        -------  -------  -------    -------      -------
LESS DISTRIBUTIONS PAID:
   From net investment income..........................   (0.58)   (0.46)   (0.48)     (0.70)       (1.08)
       Total Distributions Paid........................   (0.58)   (0.46)   (0.48)     (0.70)       (1.08)
                                                        -------  -------  -------    -------      -------
Net Asset Value, End of Year........................... $ 18.19  $ 18.62  $ 18.76    $ 18.57      $ 18.62
                                                        -------  -------  -------    -------      -------
Total Return /(1)/.....................................    0.82%    1.71%    3.61%      3.59%        8.16%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year.................. $   246  $   285  $    59    $    65      $    38
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements.........    0.75%    0.75%    0.75%      0.75%        0.75%
   Expenses, before waivers and reimbursements.........    0.96%    0.95%    0.94%      1.01%        1.14%
   Net investment income, net of waivers and
     reimbursements....................................    3.11%    2.46%    2.36%      3.87%        5.38%
   Net investment income, before waivers and
     reimbursements....................................    2.90%    2.26%    2.17%      3.61%        4.99%
Portfolio Turnover Rate................................  271.88%  199.57%  257.17%    184.27%      107.31%

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

/(2)/ As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.

/(3)/ Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  21  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)       FOR THE FISCAL YEARS ENDED NOVEMBER 30,

U.S. GOVERNMENT SECURITIES PORTFOLIO

                                                                            CLASS A
                                                        -----------------------------------------------
Selected per share data                                   2005   2004 /(2)/   2003    2002 /(3)/   2001
-----------------------                                 -------  ---------  --------  ---------  --------
Net Asset Value, Beginning of Year..................... $ 19.78  $  20.24   $  20.60  $  20.55   $  19.67
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income..................................    0.64      0.48       0.48      0.75       0.97
Net realized and unrealized gains (losses).............   (0.42)    (0.14)      0.10      0.43       0.95
   Total from Investment Operations....................    0.22      0.34       0.58      1.18       1.92
                                                        -------  --------   --------  --------   --------
LESS DISTRIBUTIONS PAID:
   From net investment income..........................   (0.67)    (0.50)     (0.55)    (0.80)     (1.04)
   From net realized gains.............................      --     (0.30)     (0.39)    (0.33)        --
       Total Distributions Paid........................   (0.67)    (0.80)     (0.94)    (1.13)     (1.04)
                                                        -------  --------   --------  --------   --------
Net Asset Value, End of Year........................... $ 19.33  $  19.78   $  20.24  $  20.60   $  20.55
                                                        -------  --------   --------  --------   --------
Total Return /(1)/.....................................    1.11%     1.72%      2.92%     5.94%     10.03%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year.................. $76,622  $116,558   $121,523  $113,071   $105,605
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements.........    0.36%     0.36%      0.36%     0.36%      0.36%
   Expenses, before waivers and reimbursements.........    0.59%     0.58%      0.56%     0.62%      0.81%
   Net investment income, net of waivers and
     reimbursements....................................    3.25%     2.39%      2.34%     3.68%      5.16%
   Net investment income, before waivers and
     reimbursements....................................    3.02%     2.17%      2.14%     3.42%      4.71%
Portfolio Turnover Rate................................  226.32%   206.62%    250.94%   246.91%    171.29%


                                                                           CLASS D
                                                        ---------------------------------------------
Selected per share data                                   2005   2004 /(2)/   2003   2002 /(3)/   2001
-----------------------                                 -------  ---------  -------  ---------  -------
Net Asset Value, Beginning of Year..................... $ 19.71   $ 20.17   $ 20.53   $ 20.49   $ 19.62
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income..................................    0.57      0.40      0.40      0.66      0.96
Net realized and unrealized gains (losses).............   (0.43)    (0.14)     0.11      0.43      0.88
   Total from Investment Operations....................    0.14      0.26      0.51      1.09      1.84
                                                        -------   -------   -------   -------   -------
LESS DISTRIBUTIONS PAID:
   From net investment income..........................   (0.59)    (0.42)    (0.48)    (0.72)    (0.97)
   From net realized gains.............................      --     (0.30)    (0.39)    (0.33)       --
       Total Distributions Paid........................   (0.59)    (0.72)    (0.87)    (1.05)    (0.97)
                                                        -------   -------   -------   -------   -------
Net Asset Value, End of Year........................... $ 19.26   $ 19.71   $ 20.17   $ 20.53   $ 20.49
                                                        -------   -------   -------   -------   -------
Total Return /(1)/.....................................    0.71%     1.37%     2.48%     5.50%     9.59%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year.................. $   438   $   717   $ 1,646   $ 1,502   $   958
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements.........    0.75%     0.75%     0.75%     0.75%     0.75%
   Expenses, before waivers and reimbursements.........    0.98%     0.97%     0.95%     1.01%     1.20%
   Net investment income, net of waivers and
     reimbursements....................................    2.86%     2.00%     1.95%     3.29%     4.77%
   Net investment income, before waivers and
     reimbursements....................................    2.63%     1.78%     1.75%     3.03%     4.32%
Portfolio Turnover Rate................................  226.32%   206.62%   250.94%   246.91%   171.29%

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

/(2)/ Financial highlights for the years ended were calculated using the average shares outstanding method.

/(3)/ As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  22  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS                                      NOVEMBER 30, 2005

BOND PORTFOLIO

                                                              NUMBER OF VALUE
                                                               SHARES   (000S)
                                                              --------- -------
PREFERRED STOCKS - 1.3%
Diversified Financial Services - 0.8%
   Merrill Lynch & Co., Inc..................................   90,000  $ 2,255
                                                                        -------
Insurance - 0.5%
   Metlife, Inc..............................................   62,800    1,581
                                                                        -------
Total Preferred Stocks
(Cost $3,848)                                                             3,836
                                                                        -------

                                                              PRINCIPAL
                                                               AMOUNT   VALUE
                                                               (000S)   (000S)
                                                              --------- -------
ASSET-BACKED SECURITIES - 19.8%
Automobile - 4.5%
   Carmax Auto Owner Trust, Series 2005-2, Class A3,
       4.21%, 1/15/10........................................  $ 2,225    2,200
   Chase Manhattan Auto Owner Trust, Series 2005-A, Class
     A3, +
       3.87%, 6/15/09........................................      695      685
   Navistar Financial Corp. Owner Trust, Series 2004-B,
     Class A3,
       3.13%, 5/15/09........................................    1,350    1,318
   Nissan Auto Receivables Owner Trust, Series 2005-A,
     Class A4,
       3.82%, 7/15/10........................................    3,035    2,967
   USAA Auto Owner Trust, Series 2005-4, Class A4,
       4.89%, 8/15/12........................................    3,000    3,004
   WFS Financial Owner Trust, Series 2004-2, Class A4,
       3.54%, 11/21/11.......................................    1,700    1,669
   WFS Financial Owner Trust, Series 2005-3, Class A3A,
       4.25%, 6/17/10........................................    1,930    1,910
                                                                        -------
                                                                         13,753
                                                                        -------
Commercial Mortgage Services - 12.9%
   Banc of America Commercial Mortgage, Inc., Series
     2004-6, Class A5,
       4.81%, 12/10/42.......................................    2,155    2,083
   Bear Stearns Commercial Mortgage Securities, Series
     2004-PWR3, Class A4,
       4.72%, 2/11/41........................................    2,440    2,353
   Bear Stearns Commercial Mortgage Securities, Series
     2005-PWR9, Class A2,
       4.74%, 9/11/42........................................    2,090    2,054
   Chase Manhattan Bank-First Union National Bank, Series
     1999-1, Class A2,
       7.44%, 8/15/31........................................  $ 2,000  $ 2,148
   Citigroup Commercial Mortgage Trust, Series 2004-C1,
     Class A4,
       5.29%, 4/15/40........................................    1,830    1,845
   Commercial Mortgage Acceptance Corp., Series 1998-C2,
     Class A3,
       6.04%, 9/15/30........................................    2,080    2,129
   CS First Boston Mortgage Securities Corp., Series
     2002-CKN2, Class A3,
       6.13%, 4/15/37........................................    2,105    2,205
   DLJ Commercial Mortgage Corp., Series 1998-CF2, Class
     A1B,
       6.24%, 11/12/31.......................................      800      825
   DLJ Commercial Mortgage Corp., Series 1999-CG1, Class
     A1B,
       6.46%, 3/10/32........................................    1,400    1,458
   JP Morgan Chase Commercial Mortgage Securities Corp.,
     Series 2003-C1, Class A1,
       4.28%, 1/12/37........................................    2,056    2,001
   JP Morgan Chase Commercial Mortgage Securities Corp.,
     Series 2005-LDP1, Class A2,
       4.63%, 3/15/46........................................    1,820    1,789
   LB Commercial Conduit Mortgage Trust, Series 1998-C1,
     Class A3,
       6.48%, 2/18/30........................................    2,826    2,884
   LB-UBS Commercial Mortgage Trust, Series 2004-C6, Class
     A2,
       4.19%, 8/15/29........................................    1,865    1,811
   LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class
     A2,
       4.89%, 9/15/40........................................    2,170    2,150
   Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A2,
       4.07%, 10/12/41.......................................    1,915    1,849
   Morgan Stanley Capital I, Series 2004-IQ7, Class A4,
       5.43%, 6/15/38........................................    2,230    2,258
   Morgan Stanley Dean Witter Capital I, Series 2001-TOP1,
     Class A4,
       6.66%, 2/15/33........................................    2,675    2,843
   Morgan Stanley Dean Witter Capital I, Series 2001-TOP3,
     Class A4,
       6.39%, 7/15/33........................................    2,290    2,417

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  23  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

BOND PORTFOLIO (continued)

                                                             PRINCIPAL
                                                              AMOUNT   VALUE
                                                              (000S)   (000S)
                                                             --------- -------
ASSET-BACKED SECURITIES - 19.8% - CONTINUED
Commercial Mortgage Services - 12.9% - (continued)
   Wachovia Bank Commercial Mortgage Trust, Series 2003-C6,
     Class A4,
       5.13%, 8/15/35.......................................  $ 2,095  $ 2,078
                                                                       -------
                                                                        39,180
                                                                       -------
Credit Card - 0.9%
   Bank One Issuance Trust, Series 2003-A9, Class A9,
       3.86%, 6/15/11.......................................    1,520    1,482
   Citibank Credit Card Issuance Trust, Series 2003-A8,
     Class A8,
       3.50%, 8/16/10.......................................    1,290    1,247
                                                                       -------
                                                                         2,729
                                                                       -------
Home Equity - 0.4%
   GMAC Mortgage Corp. Loan Trust, Series 2004-HE5, Class
     A2,
       3.69%, 9/25/34.......................................    1,055    1,045
                                                                       -------
Whole Loan - 1.1%
   PNC Mortgage Securities Corp., Collateral Strip Rate,
     Series 1996-PR1, Class A, /(1)/
       0.00%, 4/28/27.......................................       26       26
   Washington Mutual, Inc., Series 2003-AR7, Class A5,
       3.07%, 8/25/33.......................................    3,320    3,254
                                                                       -------
                                                                         3,280
                                                                       -------
Total Asset-Backed Securities
(Cost $61,505)..............................................            59,987
                                                                       -------
CORPORATE BONDS - 28.7%
Banks - 0.6%
   RBS Capital Trust III,
       5.51%, 9/29/49.......................................    1,890    1,866
                                                                       -------
Diversified Financial Services - 20.4%
   American General Finance Corp.,
       5.38%, 10/1/12.......................................    2,000    2,006
   Capital One Bank,
       4.88%, 5/15/08.......................................    2,010    2,000
   Dow Jones CDX HY, Series 5-T1, /(1) (2)/ +
       8.75%, 12/29/10......................................   13,365   13,315
   Dow Jones CDX HY, Series 5-T2, /(1) (2)/ +
       7.25%, 12/29/10......................................   13,250   13,026
   General Electric Capital Corp.,
       4.13%, 3/4/08........................................    8,325    8,196
   General Motors Acceptance Corp.,
       6.88%, 9/15/11.......................................  $ 3,750  $ 3,388
   International Lease Finance Corp.,
       5.00%, 9/15/12.......................................    2,175    2,127
   JPMorgan Chase & Co.,
       5.15%, 10/1/15.......................................    2,155    2,111
   Morgan Stanley,
       4.75%, 4/1/14........................................    1,125    1,070
   Nelnet, Inc.,
       5.13%, 6/1/10........................................    3,095    3,034
   Power Receivable Finance LLC, /(1) (2)/
       6.29%, 1/1/12........................................    1,353    1,375
   SLM Corp.,
       4.34%, 7/27/09.......................................    2,800    2,796
   TRAINS, /(2)/ +
       7.65%, 6/15/15.......................................    7,345    7,482
                                                                       -------
                                                                        61,926
                                                                       -------
Electric - 1.0%
   Exelon Corp., +
       4.90%, 6/15/15.......................................    1,980    1,876
   Power Contract Financing LLC, /(1) (2)/
       5.20%, 2/1/06........................................      186      186
   TXU Energy Co. LLC,
       7.00%, 3/15/13.......................................      985    1,042
                                                                       -------
                                                                         3,104
                                                                       -------
Food - 0.0%
   Dole Food Co., Inc.,
       8.88%, 3/15/11.......................................       40       41
                                                                       -------
Home Builders - 0.5%
   KB Home, +
       5.75%, 2/1/14........................................    1,700    1,575
                                                                       -------
Media - 1.5%
   Comcast Corp.,
       4.95%, 6/15/16.......................................    2,300    2,158
   Time Warner Entertainment Co. LP,
       8.38%, 3/15/23.......................................    1,970    2,320
                                                                       -------
                                                                         4,478
                                                                       -------
Oil & Gas - 2.0%
   Devon Energy Corp.,
       7.95%, 4/15/32.......................................    1,255    1,577
   Pemex Project Funding Master Trust,
       7.38%, 12/15/14......................................    1,230    1,357

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  24  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                             PRINCIPAL
                                                              AMOUNT   VALUE
                                                              (000S)   (000S)
                                                             --------- -------
CORPORATE BONDS - 28.7% - CONTINUED
Oil & Gas - 2.0% - (continued)
   Premcor Refining Group (The), Inc.,
       9.50%, 2/1/13........................................  $   470  $   525
       6.75%, 5/1/14........................................    1,035    1,088
   XTO Energy, Inc., +
       5.30%, 6/30/15.......................................    1,600    1,586
                                                                       -------
                                                                         6,133
                                                                       -------
Real Estate - 0.5%
   EOP Operating LP,
       7.00%, 7/15/11.......................................    1,395    1,488
                                                                       -------
Real Estate Investment Trusts - 0.7%
   Simon Property Group LP, /(1) (2)/
       5.38%, 6/1/11........................................    2,035    2,031
                                                                       -------
Telecommunications - 1.5%
   Sprint Capital Corp.,
       7.63%, 1/30/11.......................................      785      865
       6.88%, 11/15/28 +....................................      840      902
   Verizon Global Funding Corp.,
       5.85%, 9/15/35.......................................      655      621
   Verizon New Jersey, Inc.,
       5.88%, 1/17/12.......................................    2,075    2,083
                                                                       -------
                                                                         4,471
                                                                       -------
Total Corporate Bonds
(Cost $87,905)..............................................            87,113
                                                                       -------
FOREIGN ISSUER BONDS - 4.0%
Banks-1.4%
   Resona Bank Ltd., /(1) (2)/
       5.85%, 9/29/49.......................................    2,320    2,292
   Sumitomo Mitsui Banking Corp., /(1) (2)/
       5.63%, 7/29/49.......................................    1,880    1,858
                                                                       -------
                                                                         4,150
                                                                       -------
Oil & Gas - 0.7%
   Anadarko Finance Co.,
       6.75%, 5/1/11........................................    1,465    1,576
       7.50%, 5/1/31........................................      490      590
                                                                       -------
                                                                         2,166
                                                                       -------
Packaging & Containers - 0.0%
   Crown European Holdings S.A.,
       9.50%, 3/1/11........................................        1        1
                                                                       -------
Semiconductors - 0.5%
   Chartered Semiconductor Manufacturing Ltd., +
       5.75%, 8/3/10........................................  $ 1,525  $ 1,511
                                                                       -------
Telecommunications - 1.4%
   Telecom Italia Capital S.A.,
       5.25%, 10/1/15.......................................    2,420    2,344
   Telefonos de Mexico S.A. de CV,
       4.75%, 1/27/10.......................................    1,955    1,917
                                                                       -------
                                                                         4,261
                                                                       -------
Total Foreign Issuer Bonds
(Cost $12,255)..............................................            12,089
                                                                       -------
U.S. GOVERNMENT AGENCIES - 28.3% /(3)/
Fannie Mae - 24.2%
       3.00%, 3/2/07........................................    1,355    1,327
       4.50%, 8/15/08.......................................    4,085    4,051
       6.25%, 5/15/29 +.....................................    1,750    2,013
   Pool #255452,
       5.50%, 10/1/19.......................................    3,877    3,896
   Pool #535982,
       7.50%, 5/1/31........................................      208      218
   Pool #545437,
       7.00%, 2/1/32........................................       21       22
   Pool #545757,
       7.00%, 6/1/32........................................    3,492    3,648
   Pool #703439,
       5.00%, 6/1/18........................................       85       84
   Pool #725424,
       5.50%, 4/1/34........................................   13,956   13,779
   Pool #725773,
       5.50%, 9/1/34........................................    3,784    3,731
   Pool #725787,
       5.00%, 9/1/19........................................   10,061    9,921
   Pool #785242,
       5.50%, 6/1/19........................................      147      148
   Pool #794575,
       6.00%, 10/1/34.......................................    5,967    6,004
   Pool #813882,
       4.50%, 6/1/20........................................    8,579    8,296
   Pool #814661,
       6.50%, 12/1/31.......................................      655      672

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  25  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

BOND PORTFOLIO (continued)

                                                           PRINCIPAL
                                                            AMOUNT     VALUE
                                                            (000S)     (000S)
                                                           ---------   ------
 U.S. GOVERNMENT AGENCIES - 28.3% /(3)/ - CONTINUED
 Fannie Mae - 24.2% - (continued)
    Pool #832443,
        5.00%, 9/1/35.................................... $    11,904 $ 11,455
    Pool #838467,
        5.00%, 9/1/35....................................         761      732
    Pool #844800,
        5.00%, 10/1/35...................................       3,762    3,620
                                                                      --------
                                                                        73,617
                                                                      --------
 Freddie Mac - 1.4%
        4.30%, 5/5/08....................................       3,135    3,095
        4.75%, 12/8/10 +.................................       1,115    1,107
                                                                      --------
                                                                         4,202
                                                                      --------
 Freddie Mac Gold - 1.6%
    Pool #C00910,
        7.50%, 1/1/30....................................       1,119    1,178
    Pool #G01781,
        6.50%, 12/1/34...................................         472      483
    Pool #G01824,
        6.50%, 4/1/35....................................       2,550    2,609
    Pool #G08070,
        6.50%, 7/1/35....................................         532      545
                                                                      --------
                                                                         4,815
                                                                      --------
 Government National Mortgage Association - 1.1%
    Pool #595091,
        6.00%, 10/15/32..................................       1,090    1,107
    Pool #597572,
        5.50%, 9/15/35...................................          54       53
    Pool #627123,
        5.50%, 3/15/34...................................       2,044    2,039
    Pool #781688,
        6.00%, 12/15/33..................................          98       99
                                                                      --------
                                                                         3,298
                                                                      --------
 Total U.S. Government Agencies..........................
 (Cost $87,636)..........................................               85,932
                                                                      --------
 U.S. GOVERNMENT OBLIGATIONS - 11.5%
 U.S. Treasury Bonds - 4.5%
        6.75%, 8/15/26 +.................................       7,817    9,788
        6.25%, 5/15/30 +.................................       3,355    4,064
                                                                      --------
                                                                        13,852
                                                                      --------
 U.S. Treasury Notes - 7.0%
        3.75%, 5/15/08 +................................. $       145 $    143
        4.50%, 11/15/10 +................................      11,777   11,815
        4.50%, 11/15/15 +................................       9,228    9,229
                                                                      --------
                                                                        21,187
                                                                      --------
 Total U.S. Government Obligations
 (Cost $35,071)                                                         35,039
                                                                      --------

                                                            NUMBER     VALUE
                                                           OF SHARES   (000S)
                                                          ----------- --------
 INVESTMENT COMPANY - 21.0%
    Northern Institutional Funds - Liquid Assets
      Portfolio /(4)/....................................  63,671,972   63,672
                                                                      --------
 Total Investment Company
 (Cost $63,672)                                                         63,672
                                                                      --------

                                                           PRINCIPAL
                                                            AMOUNT     VALUE
                                                            (000S)     (000S)
                                                          ----------- --------
 SHORT-TERM INVESTMENT - 4.3%
    Rabobank Nederland, London, Eurodollar Time Deposit,
        4.04%, 12/1/05................................... $    13,162   13,162
                                                                      --------
 Total Short-Term Investment
 (Cost $13,162)..........................................               13,162
                                                                      --------
 Total Investments - 118.9%
 (Cost $365,054).........................................              360,830
    Liabilities less Other Assets - (18.9)%..............              (57,375)
                                                                      --------
 NET ASSETS - 100.0%.....................................             $303,455
                                                                      --------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  26  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

/(1)/ Restricted security that has been deemed illiquid. At November 30, 2005, the value of these restricted illiquid securities amounted to approximately $34,109,000 or 11.2% of net assets. Additional information on each holding is as follows:

                                                                    ACQUISITION
                                                        ACQUISITION    COST
SECURITY                                                   DATE       (000S)
--------                                                ----------- -----------
Dow Jones CDX HY, Series 5-T1,
8.75%, 12/29/10........................................       10/05   $13,187
Dow Jones CDX HY, Series 5-T2,
7.25%, 12/29/10........................................ 10/05-11/05    13,101
PNC Mortgage Securities Corp.,
0.00%, 4/28/27.........................................  6/01-11/05        24
Power Contract Financing LLC,
5.20%, 2/1/06..........................................        6/03       186
Power Receivable Finance LLC,
6.29%, 1/1/12..........................................        9/03     1,353
Resona Bank Ltd.,
5.85%, 9/29/49.........................................        9/05     2,318
Simon Property Group LP,
5.38%, 6/1/11..........................................       11/05     2,025
Sumitomo Mitsui Banking Corp.,
5.63%, 7/29/49.........................................        7/05     1,870

/(2)/ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

/(3)/ The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

/(4)/ Investment relates to cash collateral received from portfolio securities loaned.

+   Security is either wholly or partially on loan.

At November 30,2005, the credit quality distribution (unaudited) for the Bond Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                         %
----------------------                                       -----
AAA.........................................................  69.0%
AA..........................................................   0.7
A...........................................................   6.8
BBB.........................................................  10.2
BB..........................................................   8.7
B or Lower..................................................   4.6
                                                             -----
Total....................................................... 100.0%

* Standard & Poor's Rating Services

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  27  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

CORE BOND PORTFOLIO

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
PREFERRED STOCKS - 1.3%
Diversified Financial Services - 0.8%
   Merrill Lynch & Co., Inc. +................................   50,000  $1,253
Insurance - 0.5%
   Metlife, Inc. +............................................   33,000     831
                                                                         ------
Total Preferred Stocks
(Cost $2,090)                                                             2,084
                                                                         ------

                                                               PRINCIPAL
                                                                AMOUNT   VALUE
                                                                (000S)   (000S)
                                                               --------- ------
ASSET-BACKED SECURITIES - 20.5%
Automobile - 5.5%
   Carmax Auto Owner Trust, Series 2005-2, Class A3,
       4.21%, 1/15/10.........................................  $ 1,060   1,048
   Chase Manhattan Auto Owner Trust, Series 2005-A, Class A3,
     +
       3.87%, 6/15/09.........................................      670     660
   Harley-Davidson Motorcycle Trust, Series 2003-2, Class A2,
       2.07%, 2/15/11.........................................      530     515
   Honda Auto Receivables Owner Trust, Series 2004-2, Class
     A3,
       3.30%, 6/16/08.........................................      680     672
   Honda Auto Receivables Owner Trust, Series 2005-3, Class
     A3,
       3.87%, 4/20/09.........................................      695     685
   Navistar Financial Corp. Owner Trust, Series 2004-B, Class
     A3,
       3.13%, 5/15/09.........................................      445     434
   Nissan Auto Receivables Owner Trust, Series 2005-A, Class
     A4,
       3.82%, 7/15/10.........................................    1,580   1,544
   USAA Auto Owner Trust, Series 2005-4, Class A4,
       4.89%, 8/15/12.........................................    1,565   1,567
   WFS Financial Owner Trust, Series 2004-2, Class A4,
       3.54%, 11/21/11........................................      525     516
   WFS Financial Owner Trust, Series 2005-3, Class A3A,
       4.25%, 6/17/10.........................................      910     901
                                                                         ------
                                                                          8,542
                                                                         ------
Commercial Mortgage Services - 12.9%
   Banc of America Commercial Mortgage, Inc., Series 2004-5,
     Class A2,
       4.18%, 11/10/41........................................  $   955  $  926
   Banc of America Commercial Mortgage, Inc., Series 2004-6,
     Class A5,
       4.81%, 12/10/42........................................      755     730
   Bear Stearns Commercial Mortgage Securities, Series
     2004-PWR3, Class A4,
       4.72%, 2/11/41.........................................    1,265   1,220
   Bear Stearns Commercial Mortgage Securities, Series
     2005-PWR9, Class A2,
       4.74%, 9/11/42.........................................      990     973
   Chase Manhattan Bank-First Union National Bank, Series
     1999-1, Class A2,
       7.44%, 8/15/31.........................................      415     445
   Citigroup Commercial Mortgage Trust, Series 2004-C1, Class
     A4,
       5.29%, 4/15/40.........................................      560     565
   Commercial Mortgage Acceptance Corp., Series 1998-C2,
     Class A3,
       6.04%, 9/15/30.........................................      985   1,008
   CS First Boston Mortgage Securities Corp., Series
     2002-CKN2, Class A3,
       6.13%, 4/15/37.........................................      630     660
   DLJ Commercial Mortgage Corp., Series 1998-CF2, Class A1B,
       6.24%, 11/12/31........................................      310     320
   DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A1B,
       6.46%, 3/10/32.........................................      510     531
   GMAC Commercial Mortgage Securities, Inc., Series 2002-C3,
     Class A2,
       4.93%, 7/10/39.........................................      640     630
   Greenwich Capital Commercial Funding Corp., Series
     2005-GG3, Class A2,
       4.31%, 8/10/42.........................................      375     364
   JP Morgan Chase Commercial Mortgage Securities Corp.,
     Series 2003-C1, Class A1,
       4.28%, 1/12/37.........................................      429     417
   JP Morgan Chase Commercial Mortgage Securities Corp.,
     Series 2004-C2, Class A3,
       5.21%, 5/15/41.........................................      540     540
   JP Morgan Chase Commercial Mortgage Securities Corp.,
     Series 2005-LDP1, Class A2,
       4.63%, 3/15/46.........................................      660     649

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  28  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                              PRINCIPAL
                                                               AMOUNT   VALUE
                                                               (000S)   (000S)
                                                              --------- -------
ASSET-BACKED SECURITIES - 20.5% - CONTINUED
Commercial Mortgage Services - 12.9% - (continued)
   LB Commercial Conduit Mortgage Trust, Series 1998-C1,
     Class A3,
       6.48%, 2/18/30........................................  $1,476   $ 1,506
   LB-UBS Commercial Mortgage Trust, Series 2004-C6, Class
     A2,
       4.19%, 8/15/29........................................     955       927
   LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class
     A2,
       4.89%, 9/15/40........................................   1,130     1,120
   Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A2,
       4.07%, 10/12/41.......................................     980       946
   Morgan Stanley Capital I, Series 2004-IQ7, Class A4,
       5.43%, 6/15/38........................................   1,160     1,175
   Morgan Stanley Capital I, Series 2005-IQ9, Class A5,
       4.70%, 7/15/56........................................   1,060     1,019
   Morgan Stanley Capital I, Series 2005-IQ10, Class A4A,
       5.23%, 9/15/42........................................   1,535     1,526
   Morgan Stanley Dean Witter Capital I, Series 2001-TOP1,
     Class A4,
       6.66%, 2/15/33........................................     480       510
   Morgan Stanley Dean Witter Capital I, Series 2001-TOP3,
     Class A4,
       6.39%, 7/15/33........................................     640       675
   Wachovia Bank Commercial Mortgage Trust, Series 2003-C6,
     Class A4,
       5.13%, 8/15/35........................................     715       709
                                                                        -------
                                                                         20,091
                                                                        -------
Credit Card - 1.6%
   Bank One Issuance Trust, Series 2003-A9, Class A9,
       3.86%, 6/15/11........................................     605       590
   Citibank Credit Card Issuance Trust, Series 2003-A8,
     Class A8,
       3.50%, 8/16/10........................................   1,030       995
   Household Affinity Credit Card Master Note Trust I,
     Series 2003-2, Class A,
       2.18%, 2/15/08........................................     430       428
   MBNA Credit Card Master Note Trust, Series 2003-A6,
     Class A6,
       2.75%, 10/15/10.......................................     580       553
                                                                        -------
                                                                          2,566
                                                                        -------
Home Equity - 0.2%
   GMAC Mortgage Corp. Loan Trust, Series 2004-HE5, Class
     A2,
       3.69%, 9/25/34........................................  $  335   $   332
   Residential Asset Securities Corp., Series 2003-KS10,
     Class AI2,
       2.71%, 5/25/26........................................       5         5
                                                                        -------
                                                                            337
                                                                        -------
Whole Loan - 0.3%
   PNC Mortgage Securities Corp., Collateral Strip Rate,
     Series 1996-PR1, Class A, /(1)/
       0.00%, 4/28/27........................................       5         5
   Washington Mutual, Inc., Series 2003-AR7, Class A5,
       3.07%, 8/25/33........................................     515       505
                                                                        -------
                                                                            510
                                                                        -------
Total Asset-Backed Securities
(Cost $32,706)                                                           32,046
                                                                        -------


CORPORATE BONDS - 21.0%
Agriculture - 0.1%
   Bunge Ltd. Finance Corp.,
       5.88%, 5/15/13........................................     190       194
                                                                        -------
Banks - 0.3%
   RBS Capital Trust III,
       5.51%, 9/29/49........................................     525       518
                                                                        -------
Diversified Financial Services - 12.9%
   Allstate Life Global Funding Trusts,
       4.50%, 5/29/09........................................     515       507
   American General Finance Corp.,
       5.38%, 10/1/12........................................     980       983
   Capital One Bank,
       4.88%, 5/15/08........................................     870       866
   Citigroup, Inc.,
       5.00%, 9/15/14........................................     685       673
   General Electric Capital Corp.,
       4.13%, 3/4/08.........................................   4,345     4,277
       4.88%, 10/21/10.......................................   1,505     1,497
   Goldman Sachs Group, Inc.,
       6.88%, 1/15/11........................................   1,155     1,242

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  29  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

CORE BOND PORTFOLIO (continued)

                                                             PRINCIPAL
                                                              AMOUNT   VALUE
                                                              (000S)   (000S)
                                                             --------- -------
CORPORATE BONDS - 21.0% - CONTINUED
Diversified Financial Services - 12.9% - (continued)
   HSBC Finance Corp.,
       4.00%, 9/15/08.......................................  $1,320   $ 1,321
       6.38%, 11/27/12......................................     115       121
       4.75%, 7/15/13.......................................     445       427
   International Lease Finance Corp.,
       3.75%, 8/1/07........................................     140       137
       5.00%, 9/15/12+......................................   1,005       983
   JPMorgan Chase & Co.,
       4.24%, 10/2/09.......................................   2,545     2,553
       5.15%, 10/1/15.......................................   1,065     1,043
   Morgan Stanley,
       4.75%, 4/1/14........................................     415       395
   Nelnet, Inc.,
       5.13%, 6/1/10........................................   1,580     1,549
   Power Receivable Finance LLC, /(1) (2)/
       6.29%, 1/1/12........................................     295       300
   SLM Corp.,
       4.34%, 7/27/09.......................................   1,325     1,323
                                                                       -------
                                                                        20,197
                                                                       -------
Electric - 1.3%
   Appalachian Power Co.,
       3.60%, 5/15/08.......................................      85        82
   Columbus Southern Power Co.,
       5.50%, 3/1/13........................................     150       152
   Exelon Corp.,
       4.90%, 6/15/15.......................................     895       848
   Power Contract Financing LLC, /(1) (2)/
       5.20%, 2/1/06........................................      30        30
   Public Service Electric & Gas,
       4.00%, 11/1/08.......................................     250       243
   TXU Energy Co. LLC,
       7.00%, 3/15/13.......................................     585       619
                                                                       -------
                                                                         1,974
                                                                       -------
Food - 0.2%
   Cadbury Schweppes US Finance LLC, /(1) (2)/
       3.88%, 10/1/08.......................................     255       247
                                                                       -------
Insurance - 0.5%
   AIG SunAmerica Global Financing X, /(1) (2)/
       6.90%, 3/15/32.......................................     250       286
   Principal Life Income Funding Trusts,
       3.20%, 4/1/09........................................  $  240   $   228
       5.10%, 4/15/14 +.....................................     335       333
                                                                       -------
                                                                           847
                                                                       -------
Media - 1.4%
   Comcast Corp., +
       4.95%, 6/15/16.......................................   1,130     1,060
   Time Warner Entertainment Co.,
       8.38%, 3/15/23.......................................     990     1,166
                                                                       -------
                                                                         2,226
                                                                       -------
Oil & Gas - 1.7%
   Devon Energy Corp.,
       7.95%, 4/15/32.......................................     655       823
   Pemex Project Funding Master Trust,
       7.38%, 12/15/14......................................     345       381
   Premcor Refining Group (The), Inc.,
       9.50%, 2/1/13........................................     220       246
       6.75%, 5/1/14........................................     490       515
   XTO Energy, Inc., +
       5.30%, 6/30/15.......................................     695       689
                                                                       -------
                                                                         2,654
                                                                       -------
Real Estate - 0.5%
   EOP Operating LP,
       7.00%, 7/15/11.......................................     665       710
                                                                       -------
Real Estate Investment Trusts - 0.7%
   Simon Property Group LP, /(1) (2)/
       5.38%, 6/1/11........................................   1,060     1,058
                                                                       -------
Telecommunications - 1.3%
   Sprint Capital Corp.,
       7.63%, 1/30/11.......................................     170       188
       6.88%, 11/15/28 +....................................     435       467
   Verizon Global Funding Corp., +
       5.85%, 9/15/35.......................................     870       824
   Verizon New Jersey, Inc.,
       5.88%, 1/17/12.......................................     275       276
   Verizon of New England, Inc.,
       6.50%, 9/15/11.......................................     260       266
                                                                       -------
                                                                         2,021
                                                                       -------

See Notes to the Financial Statements

FIXED INCOME PORTFOLIOS  30  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                              PRINCIPAL
                                                               AMOUNT   VALUE
                                                               (000S)   (000S)
                                                              --------- -------
CORPORATE BONDS - 21.0% - CONTINUED
Transportation - 0.1%
   Caliber System, Inc.,
       7.80%, 8/1/06.........................................  $  160   $   163
                                                                        -------
Total Corporate Bonds
(Cost $33,105)                                                           32,809
                                                                        -------
FOREIGN ISSUER BONDS - 4.0%
Banks - 1.3%
   Resona Bank Ltd., /(1) (2)/
       5.85%, 9/29/49........................................   1,100     1,087
   Sumitomo Mitsui Banking Corp., /(1) (2)/
       5.63%, 7/29/49........................................     865       855
                                                                        -------
                                                                          1,942
                                                                        -------
Oil & Gas - 0.5%
   Anadarko Finance Co.,
       6.75%, 5/1/11.........................................     635       683
       7.50%, 5/1/31.........................................     130       157
                                                                        -------
                                                                            840
                                                                        -------
Semiconductors - 0.5%
   Chartered Semiconductor Manufacturing Ltd., +
       5.75%, 8/3/10.........................................     720       713
                                                                        -------
Telecommunications - 1.7%
   Telecom Italia Capital S.A.,
       5.25%, 10/1/15........................................   1,165     1,129
   Telefonica Europe BV, +
       7.75%, 9/15/10                                             800       879
   Telefonos de Mexico S.A. de CV,
       4.75%, 1/27/10........................................     685       671
                                                                        -------
                                                                          2,679
                                                                        -------
Total Foreign Issuer Bonds
(Cost $6,257)                                                             6,174
                                                                        -------

U.S. GOVERNMENT AGENCIES - 28.6% /(3)/
Fannie Mae - 25.2%
       3.13%, 7/15/06........................................   1,485     1,472
       3.00%, 3/2/07.........................................     430       421
       3.25%, 8/15/08 +......................................     890       858
       4.50%, 8/15/08........................................   1,475     1,463
       6.25%, 5/15/29 +......................................     270       311
       6.63%, 11/15/30 +.....................................     262       316
   Pool #255452,
       5.50%, 10/1/19........................................  $1,716   $ 1,724
   Pool #255934,
       6.00%, 11/1/35........................................     570       574
   Pool #535714,
       7.50%, 1/1/31.........................................      87        91
   Pool #545757,
       7.00%, 6/1/32.........................................     676       707
   Pool #555599,
       7.00%, 4/1/33.........................................     263       275
   Pool #555797,
       6.50%, 10/1/33........................................     210       215
   Pool #651897,
       7.00%, 8/1/32.........................................     434       453
   Pool #656035,
       7.50%, 9/1/32.........................................     190       199
   Pool #703439,
       5.00%, 6/1/18.........................................   1,330     1,313
   Pool #712130,
       7.00%, 6/1/33.........................................     130       135
   Pool #725424,
       5.50%, 4/1/34.........................................   6,430     6,348
   Pool #725773,
       5.50%, 9/1/34.........................................     273       269
   Pool #725787,
       5.00%, 9/1/19.........................................   2,736     2,698
   Pool #733868,
       6.00%, 12/1/32........................................     746       751
   Pool #735224,
       5.50%, 2/1/35.........................................   2,537     2,504
   Pool #735931,
       5.00%, 10/1/20........................................     435       429
   Pool #794338,
       6.00%, 9/1/34.........................................   1,569     1,579
   Pool #794575,
       6.00%, 10/1/34........................................     272       274
   Pool #796371,
       5.00%, 10/1/19........................................     302       298
   Pool #797773,
       5.00%, 3/1/20.........................................     252       248
   Pool #813882,
       4.50%, 6/1/20.........................................   4,467     4,320

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  31  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

CORE BOND PORTFOLIO (continued)

                                                           PRINCIPAL
                                                            AMOUNT    VALUE
                                                            (000S)    (000S)
                                                          ----------- -------
U.S. GOVERNMENT AGENCIES - 28.6% /(3)/ - CONTINUED
Fannie Mae - 25.2% - (continued)
   Pool #814661,.........................................
       6.50%, 12/1/31.................................... $       360 $   369
   Pool #814782,.........................................
       7.00%, 4/1/35.....................................         113     118
   Pool #820374,.........................................
       5.50%, 4/1/20.....................................         135     136
   Pool #832443,.........................................
       5.00%, 9/1/35.....................................       5,786   5,568
   Pool #838467,.........................................
       5.00%, 9/1/35.....................................         174     167
   Pool #839291,.........................................
       5.00%, 9/1/20.....................................         167     165
   Pool #844800,.........................................
       5.00%, 10/1/35....................................       2,597   2,500
                                                                      -------
                                                                       39,268
                                                                      -------
Federal Home Loan Bank - 0.3%
       4.90%, 11/21/07...................................         465     464
                                                                      -------
Freddie Mac -1.2%
       4.30%, 5/5/08.....................................         915     903
       4.13%, 7/12/10....................................         684     666
       4.75%, 12/8/10 +..................................         370     367
                                                                      -------
                                                                        1,936
                                                                      -------
Freddie Mac Gold - 1.0%
   Pool #C70139,.........................................
       6.50%, 8/1/32.....................................         196     201
   Pool #G01186,.........................................
       7.50%, 2/1/31.....................................          19      20
   Pool #G01781,.........................................
       6.50%, 12/1/34....................................         197     201
   Pool #G01824,.........................................
       6.50%, 4/1/35.....................................       1,052   1,077
                                                                      -------
                                                                        1,499
                                                                      -------
Government National Mortgage Association - 0.9%
   Pool #595091,.........................................
       6.00%, 10/15/32...................................         539     548
   Pool #604183,.........................................
       5.50%, 4/15/33....................................          84      84
   Pool #627123,.........................................
       5.50%, 3/15/34.................................... $       753 $   750
   Pool #633627,.........................................
       5.50%, 9/15/34....................................         109     109
                                                                      -------
                                                                        1,491
                                                                      -------
Total U.S. Government Agencies
(Cost $45,618)                                                         44,658
                                                                      -------

U.S. GOVERNMENT OBLIGATIONS - 14.1%
U.S. Treasury Bonds - 8.7%
   8.13%, 8/15/19 +......................................         275     368
   7.88%, 2/15/21 +......................................          70      93
   6.25%, 8/15/23+.......................................         260     304
   6.75%, 8/15/26 +......................................      10,178  12,744
                                                                      -------
                                                                       13,509
                                                                      -------
U.S. Treasury Notes - 5.4%
   3.75%, 5/15/08 +......................................         300     295
   4.50%, 11/15/10 +.....................................       7,571   7,596
   4.50%, 11/15/15 +.....................................         594     594
                                                                      -------
                                                                        8,485
                                                                      -------
Total U.S. Government Obligations
(Cost $22,211)                                                         21,994
                                                                      -------

                                                           NUMBER OF  VALUE
                                                            SHARES    (000S)
                                                          ----------- -------
INVESTMENT COMPANY - 12.2%
Northern Institutional Funds - Liquid Assets Portfolio
  /(4)/..................................................  18,988,062  18,988
                                                                      -------
Total Investment Company
(Cost $18,988)                                                         18,988
                                                                      -------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  32  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                          PRINCIPAL
                                                           AMOUNT    VALUE
                                                           (000S)    (000S)
                                                          --------- --------
SHORT-TERM INVESTMENT - 8.5%
   Rabobank Nederland, London, Eurodollar Time Deposit,
       4.04%, 12/1/05....................................  $13,227  $ 13,227
                                                                    --------
Total Short-Term Investment
(Cost $13,227)...........................................             13,227
                                                                    --------
Total Investments -110.2%
(Cost $174,202)..........................................            171,980
   Liabilities less Other Assets - (10.2)%...............            (15,906)
                                                                    --------
NET ASSETS - 100.0%......................................           $156,074
                                                                    --------

/(1)/ Restricted security that has been deemed illiquid. At November 30, 2005, the value of these restricted illiquid securities amounted to approximately $3,868,000 or 2.5% of net assets. Additional information on each holding is as follows:

                                                                    ACQUISITION
                                                        ACQUISITION    COST
SECURITY                                                   DATE       (000S)
--------                                                ----------- -----------
AIG SunAmerica Global Financing X,
6.90%, 3/15/32.........................................  3/02-9/02    $  255
Cadbury Schweppes US Finance LLC,
3.88%, 10/1/08.........................................       9/03       254
PNC Mortgage Securities Corp.,
0.00%, 4/28/27.........................................  3/01-4/05         4
Power Contract Financing LLC,
5.20%, 2/1/06..........................................       6/03        30
Power Receivable Finance LLC,
6.29%, 1/1/12..........................................       9/03       295
Resona Bank Ltd.,
5.85%, 9/29/49.........................................       9/05     1,099
Simon Property Group LP,
5.38%, 6/1/11..........................................      11/05     1,055
Sumitomo Mitsui Banking Corp.,
5.63%, 7/29/49.........................................       7/05       860

/(2)/ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

/(3)/ The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

/(4)/ Investment relates to cash collateral received from portfolio securities loaned.

+   Security is either wholly or partially on loan.

At November 30,2005, the credit quality distribution (unaudited) for the Core Bond Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                         %
----------------------                                       -----
AAA.........................................................  78.0%
AA..........................................................   4.6
A...........................................................   7.8
BBB.........................................................   9.6
                                                             -----
Total....................................................... 100.0%

*   Standard & Poor's Rating Services

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  33  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS                                      NOVEMBER 30, 2005

U.S. TREASURY INDEX PORTFOLIO

                                                                  PRINCIPAL
                                                                   AMOUNT     VALUE
                                                                   (000S)     (000S)
                                                                 ----------- --------
U.S. GOVERNMENT OBLIGATIONS - 98.7%
U.S. Treasury Bonds - 27.6%
       14.00%, 11/15/11......................................... $       660 $    719
       12.50%, 8/15/14..........................................       1,000    1,272
       7.25%, 5/15/16 +.........................................       1,000    1,215
       9.00%, 11/15/18..........................................         700      988
       8.13%, 8/15/19 +.........................................         900    1,203
       8.75%, 8/15/20 +.........................................       1,000    1,416
       8.00%, 11/15/21 +........................................       1,100    1,490
       6.25%, 8/15/23 +.........................................       1,850    2,165
       6.50%, 11/15/26 +........................................       1,000    1,221
       6.13%, 11/15/27 +........................................       1,000    1,178
       5.25%, 2/15/29 +.........................................       1,100    1,170
       6.25%, 5/15/30 +.........................................         500      605
                                                                             --------
                                                                               14,642
                                                                             --------
U.S. Treasury Notes - 71.1%
       6.25%, 2/15/07 +.........................................       3,000    3,064
       4.38%, 5/15/07 +.........................................       3,000    2,999
       3.63%, 6/30/07 +.........................................       1,750    1,729
       6.13%, 8/15/07 +.........................................       1,800    1,850
       4.00%, 9/30/07 +.........................................       1,500    1,489
       3.00%, 2/15/08...........................................       1,300    1,262
       2.63%, 5/15/08 +.........................................         500      479
       5.63%, 5/15/08 +.........................................       1,000    1,028
       3.13%, 10/15/08 +........................................       2,300    2,221
       4.75%, 11/15/08 +........................................       1,400    1,413
       3.00%, 2/15/09 +.........................................         600      575
       3.88%, 5/15/09 +.........................................       1,000      983
       3.63%, 7/15/09...........................................       1,000      973
       6.00%, 8/15/09 +.........................................         500      527
       3.38%, 10/15/09 +........................................       1,700    1,637
       3.50%, 2/15/10 +.........................................       1,300    1,254
       6.50%, 2/15/10 +.........................................         900      970
       3.88%, 5/15/10 +.........................................       2,000    1,955
       5.75%, 8/15/10 +.........................................       1,400    1,479
       5.00%, 2/15/11 +.........................................       1,000    1,026
       4.88%, 2/15/12 +.........................................       1,100    1,123
       4.00%, 11/15/12 +........................................       1,000      971
       3.63%, 5/15/13 +.........................................       1,250    1,183
       4.25%, 11/15/13 +........................................       2,050    2,013
       4.75%, 5/15/14 +.........................................       1,150    1,168
       4.00%, 2/15/15 +.........................................       1,200    1,152
       4.25%, 8/15/15 +.........................................         350      342
       4.50%, 11/15/15.......................................... $       750 $    750
                                                                             --------
                                                                               37,615
                                                                             --------
Total U.S. Government Obligations
(Cost $52,776)..................................................               52,257
                                                                             --------

                                                                  NUMBER OF   VALUE
                                                                   SHARES     (000S)
                                                                 ----------- --------
INVESTMENT COMPANY - 26.9%
       Northern Institutional Funds - Liquid Assets
         Portfolio /(1)/........................................  14,240,199   14,240
                                                                             --------
Total Investment Company
(Cost $14,240)..................................................               14,240
                                                                             --------

                                                                  PRINCIPAL
                                                                   AMOUNT     VALUE
                                                                   (000S)     (000S)
                                                                 ----------- --------
SHORT-TERM INVESTMENT - 0.4%
   FHLB Discount Note,
       3.93%, 12/1/05........................................... $       200      200
                                                                             --------
Total Short-Term Investment
(Cost $200).....................................................                  200
                                                                             --------
Total Investments - 126.0%
(Cost $67,216)..................................................               66,697
   Liabilities less Other Assets - (26.0)%......................              (13,780)
                                                                             --------
NET ASSETS - 100.0%                                                          $ 52,917
                                                                             --------

/(1)/ Investment relates to cash collateral received from portfolio securities loaned.

+   Security is either wholly or partially on loan.

At November 30,2005, the credit quality distribution (unaudited) for the U.S. Treasury Index Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                         %
----------------------                                       -----
AAA......................................................... 100.0%
                                                             -----
Total....................................................... 100.0%

* Standard & Poor's Rating Services

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  34  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS                                       NOVEMBER 30, 2005

INTERMEDIATE BOND PORTFOLIO

                                                                NUMBER
                                                                  OF     VALUE
                                                                SHARES   (000S)
                                                               --------- ------
 PREFERRED STOCKS - 1.2%
 Diversified Financial Services - 0.7%
    Merrill Lynch & Co., Inc..................................   10,000  $  251
                                                                         ------
 Insurance - 0.5%
    Metlife, Inc. +...........................................    7,200     181
                                                                         ------
 Total Preferred Stocks
 (Cost $433)..................................................              432
                                                                         ------

                                                               PRINCIPAL
                                                                AMOUNT   VALUE
                                                                (000S)   (000S)
                                                               --------- ------
 ASSET-BACKED SECURITIES - 21.9%
 Automobile - 5.3%
    Chase Manhattan Auto Owner Trust, Series 2005-A, Class
      A3, +
        3.87%, 6/15/09........................................  $   200     197
    Honda Auto Receivables Owner Trust, Series 2004-2, Class
      A3,
        3.30%, 6/16/08........................................      170     168
    Honda Auto Receivables Owner Trust, Series 2005-3, Class
      A3,
        3.87%, 4/20/09........................................      210     207
    Navistar Financial Corp. Owner Trust, Series 2004-B,
      Class A3,
        3.13%, 5/15/09........................................      135     132
    Nissan Auto Receivables Owner Trust, Series 2005-A,
      Class A4,
        3.82%, 7/15/10........................................      385     376
    USAA Auto Owner Trust, Series 2005-4, Class A4,
        4.89%, 8/15/12........................................      380     381
    WFS Financial Owner Trust, Series 2004-2, Class A4,
        3.54%, 11/21/11.......................................      235     231
    WFS Financial Owner Trust, Series 2005-3, Class A3A,
        4.25%, 6/17/10........................................      265     262
                                                                         ------
                                                                          1,954
                                                                         ------
 Commercial Mortgage Services - 14.9%
    Banc of America Commercial Mortgage, Inc., Series
      2004-5, Class A2,
        4.18%, 11/10/41.......................................      255     247
    Banc of America Commercial Mortgage, Inc., Series
      2004-6, Class A5,
        4.81%, 12/10/42.......................................      235     227
    Bear Stearns Commercial Mortgage Securities, Series
      2004-PWR3, Class A4,
        4.72%, 2/11/41........................................  $   305  $  294
    Chase Manhattan Bank-First Union National Bank, Series
      1999-1, Class A2,
        7.44%, 8/15/31........................................      505     542
    Commercial Mortgage Acceptance Corp., Series 1998-C2,
      Class A3,
        6.04%, 9/15/30........................................      340     348
    Commercial Mortgage Asset Trust, Series 1999-C1, Class
      A3,
        6.64%, 1/17/32........................................      460     481
    CS First Boston Mortgage Securities Corp., Series
      2002-CKN2, Class A3,
        6.13%, 4/15/37........................................      120     126
    DLJ Commercial Mortgage Corp., Series 1998-CF2, Class
      A1B,
        6.24%, 11/12/31.......................................      295     304
    DLJ Commercial Mortgage Corp., Series 1999-CG1, Class
      A1B,
        6.46%, 3/10/32........................................      155     161
    Greenwich Capital Commercial Funding Corp., Series
      2005-GG3, Class A2,
        4.31%, 8/10/42........................................      115     112
    JP Morgan Chase Commercial Mortgage Securities Corp.,
      Series 2003-C1, Class A1,
        4.28%, 1/12/37........................................      165     160
    JP Morgan Chase Commercial Mortgage Securities Corp.,
      Series 2004-C2, Class A3,
        5.21%, 5/15/41........................................      210     210
    JP Morgan Chase Commercial Mortgage Securities Corp.,
      Series 2005-LDP1, Class A2,
        4.63%, 3/15/46........................................      195     192
    LB Commercial Conduit Mortgage Trust, Series 1998-C1,
      Class A3,
        6.48%, 2/18/30........................................      310     316
    LB-UBS Commercial Mortgage Trust, Series 2004-C6, Class
      A2,
        4.19%, 8/15/29........................................      255     248
    LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class
      A2,
        4.89%, 9/15/40........................................      275     272
    Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A2,
        4.07%, 10/12/41.......................................      265     256

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  35  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO (continued)

                                                             PRINCIPAL
                                                              AMOUNT   VALUE
                                                              (000S)   (000S)
                                                             --------- ------
ASSET- BACKED SECURITIES - 21.9% - CONTINUED
Commercial Mortgage Services - 14.9% - (continued)
   Morgan Stanley Capital I, Series 2004-IQ7, Class A4,
       5.43%, 6/15/38.......................................  $  285   $  289
   Morgan Stanley Capital I, Series 2005-IQ9, Class A5,
       4.70%, 7/15/56.......................................     315      303
   Morgan Stanley Capital I, Series 2005-IQ10, Class A4A,
       5.23%, 9/15/42.......................................     170      169
   Morgan Stanley Dean Witter Capital I, Series 2001-TOP3,
     Class A4,
       6.39%, 7/15/33.......................................     125      132
   Wachovia Bank Commercial Mortgage Trust, Series 2003-C6,
     Class A4,
       5.13%, 8/15/35.......................................     115      114
                                                                       ------
                                                                        5,503
                                                                       ------
Credit Card - 1.2%
   Bank One Issuance Trust, Series 2003-A9, Class A9,
       3.86%, 6/15/11.......................................      20       19
   Citibank Credit Card Issuance Trust, Series 2003-A3,
     Class A3,
       3.10%, 3/10/10.......................................     245      236
   MBNA Credit Card Master Note Trust, Series 2003-A6,
     Class A6,
       2.75%, 10/15/10......................................     200      191
                                                                       ------
                                                                          446
                                                                       ------
Home Equity - 0.0%
   Residential Asset Securities Corp., Series 2003-KS10,
     Class AI2,
       2.71%, 5/25/26.......................................       2        2
                                                                       ------
Whole Loan - 0.5%
   Washington Mutual, Inc., Series 2003-AR7, Class A5,
       3.07%, 8/25/33.......................................     190      186
                                                                       ------
Total Asset-Backed Securities
(Cost $8,274)...............................................            8,091
                                                                       ------
CORPORATE BONDS - 28.9%
Agriculture - 0.2%
   Bunge Ltd. Finance Corp.,
       5.88%, 5/15/13.......................................      70       72
                                                                       ------
Banks - 0.5%
   RBS Capital Trust III,
       5.51%, 9/29/49.......................................  $  205   $  202
                                                                       ------
Diversified Financial Services - 17.0%
   Allstate Life Global Funding Trusts,
       4.50%, 5/29/09.......................................     205      202
   American General Finance Corp.,
       5.38%, 10/1/12.......................................     235      236
   Capital One Bank,
       4.88%, 5/15/08.......................................     270      269
   Caterpillar Financial Services Corp.,
       4.15%, 1/15/10.......................................     205      198
   Citigroup, Inc.,
       5.00%, 9/15/14.......................................     175      172
   General Electric Capital Corp.,
       4.13%, 3/4/08........................................   1,055    1,039
       4.88%, 10/21/10......................................     330      328
   Goldman Sachs Group, Inc.,
       6.88%, 1/15/11.......................................     300      323
       5.00%, 10/1/14 +.....................................     135      131
   HSBC Finance Corp.,
       4.00%, 9/15/08.......................................     370      370
       6.38%, 11/27/12......................................     190      201
   International Lease Finance Corp.,
       3.75%, 8/1/07........................................     105      103
       5.00%, 9/15/12.......................................     270      264
   JPMorgan Chase & Co.,
       4.24%, 10/2/09.......................................     610      612
       5.15%, 10/1/15.......................................     385      377
   Merrill Lynch & Co., Inc.,
       5.00%, 1/15/15.......................................     235      230
   Morgan Stanley, +
       4.75%, 4/1/14........................................     450      428
   Nelnet, Inc.,
       5.13%, 6/1/10........................................     385      377
   Power Receivable Finance LLC, /(1) (2)/
       6.29%, 1/1/12........................................      78       79
   SLM Corp.,
       4.34%, 7/27/09.......................................     320      320
                                                                       ------
                                                                        6,259
                                                                       ------
Electric - 1.9%
   Appalachian Power Co.,
       3.60%, 5/15/08.......................................      75       73

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  36  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                             PRINCIPAL
                                                              AMOUNT   VALUE
                                                              (000S)   (000S)
                                                             --------- -------
CORPORATE BONDS - 28.9% - CONTINUED
Electric - 1.9% - (continued)
   Columbus Southern Power Co.,
       5.50%, 3/1/13........................................   $ 70    $    71
   Exelon Corp.,
       4.90%, 6/15/15.......................................    270        256
   Power Contract Financing LLC, /(1) (2)/
       5.20%, 2/1/06........................................     11         11
   Public Service Electric & Gas,
       4.00%, 11/1/08.......................................     95         92
   TXU Energy Co. LLC,
       7.00%, 3/15/13.......................................    185        196
                                                                       -------
                                                                           699
                                                                       -------
Food - 0.2%
   Cadbury Schweppes US Finance LLC, /(1) (2)/
       3.88%, 10/1/08.......................................     70         68
                                                                       -------
Home Builders - 0.3%
   KB Home,
       5.75%, 2/1/14........................................    130        120
                                                                       -------
Insurance -1.0%
   Principal Life Income Funding Trusts,
       3.20%, 4/1/09........................................    110        105
       5.10%, 4/15/14+......................................    115        114
   Protective Life Secured Trust,
       4.85%, 8/16/10.......................................    165        164
                                                                       -------
                                                                           383
                                                                       -------
Media - 1.6%
   Comcast Corp., +
       4.95%, 6/15/16.......................................    365        343
   Time Warner, Inc.,
       6.75%, 4/15/11.......................................    225        238
                                                                       -------
                                                                           581
                                                                       -------
Oil & Gas - 2.1%
   Devon Financing Corp. ULC,
       6.88%, 9/30/11.......................................    125        136
   Pemex Project Funding Master Trust,
       7.38%, 12/15/14......................................    220        243
   Premcor Refining Group (The), Inc.,
       9.50%, 2/1/13........................................     50         56
       6.75%, 5/1/14........................................    115        121
   XTO Energy, Inc.,
       5.30%, 6/30/15.......................................    215        213
                                                                       -------
                                                                           769
                                                                       -------
Pipelines - 0.5%
   Duke Capital LLC, +
       5.50%, 3/1/14........................................   $180    $   178
                                                                       -------
Real Estate - 0.5%
   EOP Operating LP,
       7.00%, 7/15/11.......................................    185        197
                                                                       -------
Real Estate Investment Trusts - 0.7%
   Simon Property Group LP, /(1) (2)/
       5.38%, 6/1/11........................................    260        259
                                                                       -------
Savings & Loans - 0.3%
   Washington Mutual Bank FA, +
       5.13%, 1/15/15.......................................    110        106
                                                                       -------
Telecommunications - 1.9%
   Sprint Capital Corp.,
       8.38%, 3/15/12.......................................    360        417
   Verizon New Jersey, Inc.,
       5.88%, 1/17/12.......................................    230        231
   Verizon of New England, Inc.,
       6.50%, 9/15/11.......................................     65         66
                                                                       -------
                                                                           714
                                                                       -------
Transportation - 0.2%
   Caliber System, Inc.,
       7.80%, 8/1/06........................................     55         56
                                                                       -------
Total Corporate Bonds
(Cost $10,784)..............................................            10,663
                                                                       -------
FOREIGN ISSUER BONDS - 4.5%
Banks - 1.5%
   Resona Bank Ltd., /(1) (2)/
       5.85%, 9/29/49.......................................    310        306
   Sumitomo Mitsui Banking Corp., /(1) (2)/ +
       5.63%, 7/29/49.......................................    250        247
                                                                       -------
                                                                           553
                                                                       -------
Oil & Gas - 0.6%
   Anadarko Finance Co.,
       6.75%, 5/1/11........................................    195        210
                                                                       -------
Semiconductors - 0.5%
   Chartered Semiconductor Manufacturing Ltd., +
       5.75%, 8/3/10........................................    205        203
                                                                       -------
Telecommunications - 1.9%
   Telecom Italia Capital S.A.,
       5.25%, 10/1/15.......................................    280        271

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  37  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO (continued)

                                                           PRINCIPAL
                                                            AMOUNT     VALUE
                                                            (000S)     (000S)
                                                           ---------- -------
 FOREIGN ISSUER BONDS - 4.5% - CONTINUED
 Telecommunications - 1.9% - (continued)
    Telefonica Europe BV, +
        7.75%, 9/15/10.................................... $      190 $   209
    Telefonos de Mexico S.A. de CV,
        4.75%, 1/27/10....................................        210     206
                                                                      -------
                                                                          686
                                                                      -------
 Total Foreign Issuer Bonds
 (Cost $1,678)                                                          1,652
                                                                      -------
 U.S. GOVERNMENT AGENCIES - 20.9% /(3)/
 Fannie Mae - 9.7%
        3.13%, 7/15/06....................................        720     713
        4.00%, 2/28/07....................................        495     491
        3.00%, 3/2/07.....................................        405     397
        4.30%, 5/5/08.....................................        325     321
        4.50%, 8/15/08....................................      1,215   1,205
        4.00%, 1/26/09....................................        440     430
                                                                      -------
                                                                        3,557
                                                                      -------
 Federal Home Loan Bank - 1.8%
        3.50%, 1/18/07....................................        330     326
        4.90%, 11/21/07...................................        340     339
                                                                      -------
                                                                          665
                                                                      -------
 Freddie Mac - 9.4%
        3.75%, 3/15/07....................................        715     706
        4.30%, 5/5/08.....................................      1,460   1,441
        4.13%, 7/12/10....................................      1,045   1,017
        4.75%, 12/8/10+...................................        315     313
                                                                      -------
                                                                        3,477
                                                                      -------
 Total U.S. Government Agencies
 (Cost $7,780)............................................              7,699
                                                                      -------
 U.S. GOVERNMENT OBLIGATIONS - 12.5%
 U.S. Treasury Notes - 12.5%
        3.75%, 5/15/08 +..................................        330     325
        4.50%, 11/15/10 +.................................      2,522   2,530
        4.50%, 11/15/15 +.................................      1,746   1,747
                                                                      -------
                                                                        4,602
                                                                      -------
 Total U.S. Government Obligations
 (Cost $4,585)............................................              4,602
                                                                      -------

                                                            NUMBER     VALUE
                                                           OF SHARES   (000S)
                                                           ---------- -------
 INVESTMENT COMPANY - 19.0%
    Northern Institutional Funds - Liquid Assets
      Portfolio /(4)/.....................................  7,025,193 $ 7,025
                                                                      -------
 Total Investment Company
 (Cost $7,025)                                                          7,025
                                                                      -------

                                                           PRINCIPAL
                                                            AMOUNT     VALUE
                                                            (000S)     (000S)
                                                           ---------- -------
 SHORT-TERM INVESTMENT - 8.8%
    Rabobank Nederland, London, Eurodollar Time Deposit,
        4.04%, 12/1/05.................................... $    3,266   3,266
                                                                      -------
 Total Short-Term Investment
 (Cost $3,266)............................................              3,266
                                                                      -------
 Total Investments - 117.7%
 (Cost $43,825)...........................................             43,430
    Liabilities less Other Assets - (17.7)%...............             (6,532)
                                                                      -------
 NET ASSETS - 100.0%......................................            $36,898
                                                                      -------

/(1)/ Restricted security that has been deemed illiquid. At November 30, 2005, the value of these restricted illiquid securities amounted to approximately $970,000 or 2.6% of net assets. Additional information on each holding is as follows:

                                                                    ACQUISITION
                                                        ACQUISITION    COST
SECURITY                                                   DATE       (000S)
--------                                                ----------- -----------
Cadbury Schweppes US Finance LLC,
3.88%, 10/1/08.........................................       9/03     $ 70
Power Contract Financing LLC,
5.20%, 2/1/06..........................................       6/03       11
Power Receivable Finance LLC,
6.29%, 1/1/12..........................................  9/03-7/05       78
Resona Bank Ltd.,
5.85%, 9/29/49.........................................       9/05      310
Simon Property Group LP,
5.38%, 6/1/11..........................................      11/05      259
Sumitomo Mitsui Banking Corp.,
5.63%, 7/29/49.........................................       7/05      249

/(2)/ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

/(3)/ The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

/(4)/ Investment relates to cash collateral received from portfolio securities loaned.

+   Security is either wholly or partially on loan.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  38  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

At November 30,2005, the credit quality distribution (unaudited) for the Intermediate Bond Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                         %
----------------------                                       -----
AAA.........................................................  69.3%
AA..........................................................   6.8
A...........................................................  11.9
BBB.........................................................  11.7
BB..........................................................   0.3
                                                             -----
Total....................................................... 100.0%

* Standard & Poor's Rating Services

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  39  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

SHORT - INTERMEDIATE BOND PORTFOLIO

                                                              PRINCIPAL
                                                               AMOUNT   VALUE
                                                               (000S)   (000S)
                                                              --------- -------
ASSET-BACKED SECURITIES - 15.2%
Automobile - 5.6%
   Chase Manhattan Auto Owner Trust, Series 2005-A,
     Class A3, +
       3.87%, 6/15/09........................................  $  760   $   749
   Daimler Chrysler Auto Trust, Series 2003-A, Class A4,
       2.88%, 10/8/09........................................     580       572
   Daimler Chrysler Auto Trust, Series 2003-B, Class A4,
       2.86%, 3/9/09.........................................   1,100     1,076
   Harley-Davidson Motorcycle Trust, Series 2003-2,
     Class A2,+
       2.07%, 2/15/11........................................     689       668
   Honda Auto Receivables Owner Trust, Series 2004-2,
     Class A3,
       3.30%, 6/16/08........................................     810       801
   Honda Auto Receivables Owner Trust, Series 2005-3,
     Class A3,
       3.87%, 4/20/09........................................     790       778
   Nissan Auto Receivables Owner Trust, Series 2005-A,
     Class A4,
       3.82%, 7/15/10........................................   1,570     1,535
   USAA Auto Owner Trust, Series 2005-4, Class A4,
       4.89%, 8/15/12........................................   1,555     1,557
   WFS Financial Owner Trust, Series 2004-2, Class A4,
       3.54%, 11/21/11.......................................     790       776
                                                                        -------
                                                                          8,512
                                                                        -------
Commercial Mortgage Services - 8.2%
   Bear Stearns Commercial Mortgage Securities, Series
     2005-PWR9, Class A2,
       4.74%, 9/11/42........................................   1,375     1,351
   Commercial Mortgage Acceptance Corp., Series 1998-C2,
     Class A3,
       6.04%, 9/15/30........................................   1,480     1,515
   DLJ Commercial Mortgage Corp., Series 1998-CF2, Class
     A1B,
       6.24%, 11/12/31.......................................   1,065     1,099
   DLJ Commercial Mortgage Corp., Series 1999-CG1, Class
     A1B,
       6.46%, 3/10/32........................................     645       671
   Greenwich Capital Commercial Funding Corp., Series
     2005-GG3, Class A2,
       4.31%, 8/10/42........................................     475       462
   JP Morgan Chase Commercial Mortgage Securities Corp.,
     Series 2003-C1, Class A1,
       4.28%, 1/12/37........................................  $  606   $   590
   JP Morgan Chase Commercial Mortgage Securities Corp.,
     Series 2005-LDP1, Class A2,
       4.63%, 3/15/46                                             830       816
   LB Commercial Conduit Mortgage Trust, Series 1998-C1,
     Class A3,
       6.48%, 2/18/30........................................   1,365     1,392
   LB-UBS Commercial Mortgage Trust, Series 2005-C5,
     Class A2,
       4.89%, 9/15/40........................................   1,125     1,115
   Prudential Securities Secured Financing Corp., Series
     1998-C1, Class A1B,
       6.51%, 7/15/08........................................   3,402     3,491
                                                                        -------
                                                                         12,502
                                                                        -------
Home Equity - 0.6%
   EQCC Trust, Series 2002-1, Class 2A,
       4.49%, 11/25/31.......................................     387       387
   GMAC Mortgage Corp. Loan Trust, Series 2004-HE5,
     Class A2,
       3.69%, 9/25/34........................................     480       476
   Residential Asset Securities Corp., Series 2003-KS10,
     Class AI2,
       2.71%, 5/25/26........................................      16        16
                                                                        -------
                                                                            879
                                                                        -------
Whole Loan - 0.8%
   PNC Mortgage Securities Corp., Collateral Strip Rate,
     Series 1996-PR1, Class A, /(1)/
       0.00%, 4/28/27                                               9         9
   Washington Mutual, Inc., Series 2003-AR7, Class A5,
       3.07%, 8/25/33........................................     880       862
   Washington Mutual, Inc., Series 2003-AR12, Class A3,
       3.36%, 2/25/34........................................     257       256
                                                                        -------
                                                                          1,127
                                                                        -------
Total Asset-Backed Securities
(Cost $23,473)...............................................            23,020
                                                                        -------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  40  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                             PRINCIPAL
                                                              AMOUNT   VALUE
                                                              (000S)   (000S)
                                                             --------- -------
CORPORATE BONDS - 27.5%
Auto Manufacturers - 1.6%
   DaimlerChrysler NA Holding Corp.,
       7.20%, 9/1/09........................................  $2,230   $ 2,358
                                                                       -------
Commercial Services - 0.3%
   Cendant Corp., +
       6.25%, 1/15/08.......................................     500       509
                                                                       -------
Diversified Financial Services - 17.7%
   Allstate Life Global Funding Trusts,
       3.85%, 1/25/08.......................................   1,020       999
   American General Finance Corp.,
       5.38%, 10/1/12.......................................   1,000     1,003
   Associates Corp. NA, +
       6.25%, 11/1/08.......................................     950       984
   Capital One Bank, +
       4.88%, 5/15/08.......................................   1,040     1,035
   Citigroup, Inc., +
       5.50%, 8/9/06........................................   1,500     1,508
   General Electric Capital Corp., +
       3.75%, 12/15/09......................................   4,700     4,501
       4.88%, 10/21/10......................................   1,500     1,492
   Goldman Sachs Group, Inc., +
       4.13%, 1/15/08.......................................   1,500     1,476
   HSBC Finance Corp.,
       4.63%, 1/15/08.......................................   1,820     1,807
       4.00%, 9/15/08.......................................   1,390     1,391
   International Lease Finance Corp.,
       3.75%, 8/1/07........................................     550       540
   John Deere Capital Corp.,
       4.50%, 8/25/08.......................................     420       416
   JPMorgan Chase & Co.,
       4.89%, 9/1/15........................................   3,080     3,043
   MBNA America Bank NA,
       5.38%, 1/15/08.......................................     750       756
   Merrill Lynch & Co., Inc.,
       4.13%, 9/10/09.......................................   1,500     1,454
   Morgan Stanley, +
       3.63%, 4/1/08........................................     750       729
   National Rural Utilities Cooperative Finance Corp.,
       3.88%, 2/15/08.......................................     750       734
   Nelnet, Inc.,
       5.13%, 6/1/10........................................   1,560     1,529
   SLM Corp.,
       4.34%, 7/27/09.......................................  $1,390   $ 1,388
                                                                       -------
                                                                        26,785
                                                                       -------
Electric - 1.4%
   Alabama Power Co.,
       3.50%, 11/15/07......................................   1,340     1,305
   Public Service Electric & Gas,
       4.00%, 11/1/08.......................................     880       857
                                                                       -------
                                                                         2,162
                                                                       -------
Food - 1.0%
   Fred Meyer, Inc.,
       7.45%, 3/1/08........................................     600       625
   Kraft Foods, Inc.,
       5.25%, 6/1/07........................................     860       864
                                                                       -------
                                                                         1,489
                                                                       -------
Insurance - 0.4%
   Principal Life Income Funding Trusts,
       3.20%, 4/1/09........................................     400       380
   Prudential Financial, Inc.,
       3.75%, 5/1/08........................................     275       268
                                                                       -------
                                                                           648
                                                                       -------
Media - 0.6%
   Time Warner, Inc.,
       6.75%, 4/15/11.......................................     855       905
                                                                       -------
Oil & Gas - 0.8%
   Premcor Refining Group (The), Inc.,
       9.50%, 2/1/13........................................     230       257
       6.75%, 5/1/14........................................     510       536
   USX Corp.,
       6.85%, 3/1/08........................................     400       416
                                                                       -------
                                                                         1,209
                                                                       -------
Pipelines-0.3%
   Duke Capital LLC,
       4.37%, 3/1/09........................................     500       487
                                                                       -------
Real Estate - 0.5%
   EOP Operating LP,
       7.00%, 7/15/11.......................................     725       774
                                                                       -------
Real Estate Investment Trusts - 0.7%
   Simon Property Group LP, /(1) (2)/
       5.38%, 6/1/11........................................   1,045     1,043
                                                                       -------

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  41  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE BOND PORTFOLIO (continued)

                                                              PRINCIPAL
                                                               AMOUNT   VALUE
                                                               (000S)   (000S)
                                                              --------- -------
CORPORATE BONDS - 27.5% - CONTINUED
Savings & Loans - 0.8%
   Washington Mutual, Inc.,
       4.00%, 1/15/09........................................  $ 1,270  $ 1,229
                                                                        -------
Telecommunications - 1.1%
   GTE Corp.,
       7.51%, 4/1/09.........................................    1,000    1,066
   Sprint Capital Corp.,
       6.00%, 1/15/07........................................      595      601
                                                                        -------
                                                                          1,667
                                                                        -------
Transportation - 0.3%
   Caliber System, Inc.,
       7.80%, 8/1/06.........................................      515      523
                                                                        -------
Total Corporate Bonds
(Cost $42,555)...............................................            41,788
                                                                        -------
FOREIGN ISSUER BONDS - 2.2%
Oil & Gas - 0.6%
   Anadarko Finance Co.,
       6.75%, 5/1/11.........................................      760      817
                                                                        -------
Semiconductors - 0.5%
   Chartered Semiconductor
       Manufacturing Ltd., +
       5.75%, 8/3/10.........................................      800      793
                                                                        -------
Telecommunications - 1.1%
   Telefonica Europe BV,
       7.75%, 9/15/10........................................      750      824
   Telefonos de Mexico S.A. de CV,
       4.75%, 1/27/10........................................      885      868
                                                                        -------
                                                                          1,692
                                                                        -------
Total Foreign Issuer Bonds
(Cost $3,333)                                                             3,302
                                                                        -------
U.S. GOVERNMENT AGENCIES - 35.0% /(3)/
Fannie Mae - 10.3%
       4.00%, 2/28/07........................................    8,160    8,092
       3.00%, 3/2/07.........................................    1,860    1,822
       4.30%, 5/5/08.........................................    1,680    1,658
       4.50%, 8/15/08........................................    1,955    1,939
       4.00%, 1/26/09........................................    1,860    1,818
   Pool #555649,
       7.50%, 10/1/32........................................  $   291  $   306
                                                                        -------
                                                                         15,635
                                                                        -------
Federal Farm Credit Bank - 2.2%
       4.25%, 10/10/08.......................................    1,945    1,923
       4.13%, 7/17/09........................................    1,485    1,454
                                                                        -------
                                                                          3,377
                                                                        -------
Federal Home Loan Bank - 6.2%
       3.50%, 1/18/07........................................    1,685    1,664
       4.25%, 4/16/07........................................    3,785    3,762
       4.50%, 5/11/07........................................    2,250    2,241
       4.90%, 11/21/07.......................................    1,760    1,756
                                                                        -------
                                                                          9,423
                                                                        -------
Freddie Mac - 14.9%
       3.75%, 3/15/07........................................    7,650    7,558
       4.30%, 5/5/08.........................................    4,345    4,289
       4.25%, 7/15/09 +......................................    5,610    5,519
       4.13%, 7/12/10........................................    4,728    4,601
       4.75%, 12/8/10 +......................................      575      571
                                                                        -------
                                                                         22,538
                                                                        -------
Small Business Administration - 1.4%
   Series 2005-P10B, Class 1,
       4.94%, 8/10/15........................................    2,190    2,155
                                                                        -------
Total U.S. Government Agencies
(Cost $53,718)                                                           53,128
                                                                        -------
U.S. GOVERNMENT OBLIGATIONS - 10.4%
U.S. Treasury Notes - 10.4%
       3.75%, 5/15/08 +......................................    4,255    4,190
       4.50%, 11/15/10 +.....................................   11,482   11,519
                                                                        -------
                                                                         15,709
                                                                        -------
Total U.S. Government Obligations
(Cost $15,684)                                                           15,709
                                                                        -------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  42  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                            NUMBER     VALUE
                                                           OF SHARES   (000S)
                                                          ----------- --------
INVESTMENT COMPANY - 18.9%
   Northern Institutional Funds - Liquid Assets
     Portfolio /(4)/.....................................  28,693,383 $ 28,693
                                                                      --------
Total Investment Company
(Cost $28,693)...........................................               28,693
                                                                      --------

                                                           PRINCIPAL
                                                            AMOUNT     VALUE
                                                            (000S)     (000S)
                                                          ----------- --------
SHORT-TERM INVESTMENT - 8.3%
   Rabobank Nederland, London, Eurodollar Time Deposit,
       4.04%, 12/1/05.................................... $    12,649   12,649
                                                                      --------
Total Short-Term Investment
(Cost $12,649)...........................................               12,649
                                                                      --------
Total Investments - 117.5%
(Cost $180,105)..........................................              178,289
   Liabilities less Other Assets - (17.5)%...............              (26,543)
                                                                      --------
NET ASSETS - 100.0%                                                   $151,746
                                                                      --------

/(1)/ Restricted security that has been deemed illiquid. At November 30, 2005, the value of these restricted illiquid securities amounted to approximately $1,052,000 or 0.7% of net assets. Additional information on each holding is as follows:

                                                                    ACQUISITION
                                                        ACQUISITION    COST
SECURITY                                                   DATE       (000S)
--------                                                ----------- -----------
PNC Mortgage Securities Corp.,
0.00%, 4/28/27.........................................     2/97      $    9
Simon Property Group LP,
5.38%, 6/1/11..........................................    11/05       1,040

/(2)/ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

/(3)/ The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

/(4)/ Investment relates to cash collateral received from portfolio securities loaned.

+   Security is either wholly or partially on loan.

At November 30, 2005, the credit quality distribution (unaudited) for the Short-Intermediate Bond Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                         %
----------------------                                       -----
AAA.........................................................  73.7%
AA..........................................................   5.4
A...........................................................  14.2
BBB.........................................................   6.7
                                                             -----
Total....................................................... 100.0%

* Standard & Poor's Rating Services

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  43  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SECURITIES PORTFOLIO

                                                           PRINCIPAL
                                                            AMOUNT    VALUE
                                                            (000S)    (000S)
                                                          ----------- -------
U.S. GOVERNMENT AGENCIES - 79.6% /(1)/
Fannie Mae - 47.0%
       3.13%, 7/15/06.................................... $     2,900 $ 2,874
       3.00%, 3/2/07.....................................       1,240   1,215
       3.63%, 3/15/07....................................       4,000   3,948
       5.25%, 4/15/07 +..................................      10,870  10,950
       3.25%, 1/15/08....................................       1,680   1,631
       4.30%, 5/5/08.....................................         940     928
       4.50%, 8/15/08....................................       1,240   1,230
       4.00%, 1/26/09....................................       1,530   1,496
       4.13%, 5/15/10 +..................................         375     365
   Pool #555649,
       7.50%, 10/1/32....................................         209     220
   Pool #725185,
       5.00%, 2/1/19.....................................       3,052   3,013
   Pool #725787,
       5.00%, 9/1/19.....................................       3,213   3,168
   Pool #753715,
       6.00%, 12/1/18....................................         327     334
   Pool #761468,
       4.50%, 5/1/19.....................................       3,079   2,983
   Pool #813882,
       4.50%, 6/1/20.....................................       1,962   1,897
                                                                      -------
                                                                       36,252
                                                                      -------
Federal Farm Credit Bank - 4.3%
       4.25%, 10/10/08...................................         830     820
       3.75%, 1/15/09 +..................................       1,700   1,652
       4.13%, 7/17/09....................................         840     823
                                                                      -------
                                                                        3,295
                                                                      -------
Federal Home Loan Bank - 5.6%
       3.50%, 1/18/07....................................         940     928
       4.25%, 4/16/07....................................       2,222   2,209
       4.50%, 5/11/07....................................       1,155   1,150
                                                                      -------
                                                                        4,287
                                                                      -------
Freddie Mac - 19.6%
       4.30%, 5/5/08.....................................       2,855   2,818
       4.63%, 12/19/08 +.................................       2,000   1,994
       4.25%, 7/15/09 +..................................       4,720   4,644
       4.13%, 7/12/10....................................       3,861   3,757
       4.75%, 12/8/10 +..................................         425     422
   Pool #410092,.........................................
       5.14%, 11/1/24....................................          29      30
   Series 2944, Class WD,
       5.50%, 11/15/28................................... $     1,415 $ 1,416
                                                                      -------
                                                                       15,081
                                                                      -------
Freddie Mac Gold - 1.6%
   Pool #E91020,
       5.50%, 8/1/17.....................................         590     594
   Pool #G01824,
       6.50%, 4/1/35.....................................         601     615
                                                                      -------
                                                                        1,209
                                                                      -------
Small Business Administration - 1.5%
   Series 2005-P10B, Class 1,
       4.94%, 8/10/15....................................       1,205   1,186
                                                                      -------
Total U.S. Government Agencies
(Cost $62,441)...........................................              61,310
                                                                      -------
U.S. GOVERNMENT OBLIGATION - 8.0%
U.S. Treasury Note - 8.0%
       4.50%, 11/15/10 +.................................       6,162   6,182
                                                                      -------
Total U.S. Government Obligation
(Cost $6,168)............................................               6,182
                                                                      -------

                                                            NUMBER    VALUE
                                                           OF SHARES  (000S)
                                                          ----------- -------
INVESTMENT COMPANY - 18.7%
   Northern Institutional Funds - Liquid Assets
     Portfolio/(2)/......................................  14,367,268  14,367
                                                                      -------
Total Investment Company
(Cost $14,367)...........................................              14,367
                                                                      -------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  44  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                          PRINCIPAL
                                                           AMOUNT    VALUE
                                                           (000S)    (000S)
                                                          --------- --------
SHORT-TERM INVESTMENT - 12.4%
   FHLB Discount Note,
       3.93%, 12/1/05....................................  $9,590   $  9,590
                                                                    --------
Total Short-Term Investment
(Cost $9,590)                                                          9,590
                                                                    --------
Total Investments - 118.7%
(Cost $92,566)                                                        91,449
   Liabilities less Other Assets - (18.7)%...............            (14,389)
                                                                    --------
NET ASSETS - 100.0%                                                 $ 77,060
                                                                    --------

/(1)/ The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

/(2)/ Investment relates to cash collateral received from portfolio securities loaned.

+   Security is either wholly or partially on loan.

At November 30, 2005, the credit quality distribution (unaudited) for the U.S. Government Securities Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                         %
----------------------                                       -----
AAA......................................................... 100.0%
                                                             -----
Total....................................................... 100.0%

* Standard & Poor's Rating Services

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  45  FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS




1   ORGANIZATION
Northern Institutional Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 22 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short-Intermediate Bond, and U.S. Government Securities Portfolios (collectively, the "Portfolios") are separate investment portfolios of the Trust, all of which are diversified portfolios. Presented herein are the financial statements for the Fixed Income Portfolios.

Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL") (formerly Northern Trust Global Investments (Europe) Limited), each a direct or indirect subsidiary of The Northern Trust Company ("Northern Trust"), serve jointly as the investment advisers for the Bond, Intermediate Bond and Short-Intermediate Bond Portfolios. NTI serves as the investment adviser for each of the other Portfolios. Northern Trust also serves as the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

Each of the Fixed Income Portfolios is authorized to issue three classes: Class A, C and D. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. At November 30, 2005, Class A, Class C and Class D shares were outstanding for certain Portfolios.

2   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the Nasdaq Stock Market, Inc. are principally valued at the regular trading session closing price on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq Stock Market, Inc. are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of open-end investment companies are valued at net asset value ("NAV"). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars, and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board of Trustees authorization, approximates fair value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Portfolio if an event occurs after the publication of market values normally used by a Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. The use of fair valuation involves the risk that the values used by the Portfolios to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

FIXED INCOME PORTFOLIOS 46 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005




B) STRIPPED SECURITIES - Stripped securities represent the right to receive future interest payments (interest only stripped securities) or principal payments (principal only stripped securities). The value of variable rate interest only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest only stripped securities and the value of principal only stripped securities vary inversely with changes in interest rates.

C) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the forward rates on the New York exchange normally at approximately 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included on the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Portfolios are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Portfolio's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Portfolio's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Portfolio records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or is extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect gains or losses, if any, as realized in foreign currency transactions and as unrealized in forward foreign currency exchange contracts.

E) WHEN-ISSUED/DELAYED DELIVERY SECURITIES - Each of the Portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into the commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until settlement takes place. At the time the Portfolio enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued securities at November 30, 2005, if any, are noted in each of the Portfolios' Schedule of Investments and Statement of Assets and Liabilities.

F) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest only or principal only securities, the current effective yield. Certain Portfolios received dividend income from investments in preferred stocks during the fiscal year ended November 30, 2005. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Cost of investments includes amortization of premiums and accretion of discounts.

G) EXPENSES - Expenses arising in connection with a specific Portfolio are charged to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among the Portfolios based on each Portfolio's relative net assets.

H) PORTFOLIO SECURITIES LOANED - Certain Portfolios participate in Northern Trust's securities lending program and have loaned a portion of their investment portfolios to securities lending borrowers (e.g., brokers approved by Northern Trust) at November 30, 2005. Northern Trust receives collateral for the Portfolios, generally consisting of cash, government securities and letters of credit from the borrowers on behalf of the participating Portfolios in connection with such loans. Pursuant to an

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 47 FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)



Exemptive Order granted by the Securities and Exchange Commission in August 2001, each of the Portfolios has invested cash collateral in Northern Institutional Funds - Liquid Assets Portfolio, one of the Trust's money market funds. Non-cash collateral is held in custody for the Portfolios. Each Portfolio's percentage of ownership in Liquid Assets Portfolio is less than 5%. The value of the collateral is monitored daily to ensure the value of such collateral meets or exceeds the value of the securities loaned. However, in the event of default or bankruptcy by the borrowing party under the securities lending agreements, realization and/or retention of the collateral may be subject to legal proceedings.

The Portfolios continue to earn income on portfolio securities loaned, and receive compensation for lending their securities in the form of income earned on invested cash collateral and fees paid on non-cash collateral. Income earned by the Portfolios from securities lending is based on the amount and type of securities loaned, the length of the borrowing period and other factors. The Portfolios pay fees to Northern Trust for administering the securities lending program. Income (net of fees) is disclosed as investment income on each Portfolio's Statement of Operations.

The value of securities loaned to borrowers and the value of collateral received from such borrowers and held on behalf of the Portfolios at November 30, 2005, were as follows:

                                       CASH        NON-CASH
                                    COLLATERAL    COLLATERAL
                         VALUE OF     HELD ON       HELD ON
                        SECURITIES   BEHALF OF     BEHALF OF   FEES EARNED BY
   Amounts in thousands   LOANED   THE PORTFOLIO THE PORTFOLIO NORTHERN TRUST
   --------------------------------------------------------------------------
    Bond                 $70,823      $63,672       $8,672          $114
    Core Bond             29,090       18,988       10,722            27
    U.S. Treasury
     Index                22,332       14,240        8,554            11
    Intermediate Bond      6,880        7,025           --            12
    Short-Intermediate
     Bond                 28,147       28,693           --            29
    U.S. Government
     Securities           19,479       14,367        5,482            22
   --------------------------------------------------------------------------

The following Portfolios had loaned securities in excess of 5% of net assets to the following individual broker/dealers at November 30, 2005. No other loans to individual broker/dealers exceeded 5% of each respective Portfolio's net assets at November 30, 2005.

                                                     % OF SECURITIES
                                                   LOANED WITH RESPECT
         Portfolio               BROKER/DEALER        TO NET ASSETS
         -------------------------------------------------------------
         Bond                Goldman, Sachs & Co.          5.2%
                             Lehman Brothers, Inc.         7.2%
         Core Bond           Goldman, Sachs & Co.         10.1%
         U.S. Treasury Index Citigroup Global
                             Markets, Inc.                 5.9%
                             Goldman, Sachs & Co.         11.3%
                             Greenwich Capital
                             Markets, Inc.                 5.6%
                             Lehman Brothers, Inc.         5.2%
         Intermediate Bond   Citigroup Global
                             Markets, Inc.                 6.6%
                             Goldman, Sachs & Co.          6.4%
         Short-Intermediate
          Bond               Lehman Brothers, Inc.         8.7%
         U.S. Government     BNP Paribas
          Securities         Securities Corp.              6.1%
                             Citigroup Global
                             Markets, Inc.                 8.3%
                             Goldman, Sachs & Co.          7.1%
         -------------------------------------------------------------

I) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid as follows:

                      ------------------------------------
                       Bond                        Monthly
                       Core Bond                   Monthly
                       U.S. Treasury Index         Monthly
                       Intermediate Bond           Monthly
                       Short-Intermediate Bond     Monthly
                       U.S. Government Securities  Monthly
                      ------------------------------------

Each Portfolio's net realized capital gains, if any, are declared and paid at least annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. Accordingly, the Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios.

FIXED INCOME PORTFOLIOS 48 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005




J) FEDERAL INCOME TAXES - No provision for federal income tax has been made since each Portfolio's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2005, through the fiscal year ended November 30, 2005, the following Portfolios incurred net capital losses which each Portfolio intends to treat as having been incurred in the following fiscal year:

                       Amounts in thousands
                       ----------------------------------
                       Bond                       $10,181
                       Core Bond                    1,256
                       U.S. Treasury Index             52
                       Intermediate Bond               75
                       Short-Intermediate Bond        369
                       U.S. Government Securities     101
                       ----------------------------------

At November 30, 2005, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

                         NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,
    Amounts in thousands     2008         2010         2012         2013
    ------------------------------------------------------------------------
    Bond                     $ --        $8,192        $ --         $ --
    Core Bond                  --            --          --          122
    U.S. Treasury Index        --            --          --           62
    Intermediate Bond       1,154            --          --          310
    Short-Intermediate
     Bond                   9,999         2,589          --        2,106
    U.S. Government
     Securities                --            --         427        1,591
    ------------------------------------------------------------------------

The Portfolios in the above table may offset future capital gains with these capital loss carryforwards.

At November 30, 2005, the tax components of undistributed net investment income and realized gains were as follows:

                                               UNDISTRIBUTED
                                     ---------------------------------
                                     TAX-EXEMPT ORDINARY   LONG-TERM
          Amounts in thousands         INCOME   INCOME*  CAPITAL GAINS
          ------------------------------------------------------------
          Bond                          $ --      $361       $ --
          Core Bond                       --       175         --
          U.S. Treasury Index             --        50         --
          Intermediate Bond               --        40         --
          Short-Intermediate Bond         --       141         --
          U.S. Government Securities      --        70         --
          ------------------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

3   ADVISORY, TRANSFER AGENCY AND CUSTODIAN
    AGREEMENTS
As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). For the fiscal year ended November 30, 2005, the investment advisers voluntarily agreed to waive a portion of the advisory fees as shown on the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2005, were as follows:

                                                           ADVISORY
                                          ANNUAL     LESS  FEE AFTER
                                       ADVISORY FEE WAIVER  WAIVER
            --------------------------------------------------------
            Bond                           0.40%     0.15%   0.25%
            Core Bond                      0.40      0.15    0.25
            U.S. Treasury Index            0.30      0.15    0.15
            Intermediate Bond              0.40      0.15    0.25
            Short-Intermediate Bond        0.40      0.15    0.25
            U.S. Government Securities     0.40      0.15    0.25
            --------------------------------------------------------

The waivers described above are voluntary and may be terminated at any time.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.01%, 0.10% and 0.15% of the average daily net assets of the outstanding Class A, C and D shares, respectively, for the Portfolios.

Class specific Transfer Agent Fees for the fiscal year ended November 30, 2005, were as follows:

               Amounts in thousands       CLASS A CLASS C CLASS D
               --------------------------------------------------
               Bond                         $33     $3     $ --
               Core Bond                     14     --       --
               U.S. Treasury Index            4      2        4
               Intermediate Bond              4     --       --
               Short-Intermediate Bond       16     --        1
               U.S. Government Securities    10     --        1
               --------------------------------------------------

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolios have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios' custodian expenses. Custodian credits, if any, are reflected on the Portfolios' Statements of Operations.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 49 FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)




4   ADMINISTRATION, DISTRIBUTION AND OTHER
    AGREEMENTS
NTI and PFPC, the co-administrators of the Portfolios, are entitled to a monthly co-administration fee at an annual rate of 0.10% of the average daily net assets of the respective Portfolios. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI or NTGIL for their duties as investment advisers and Northern Trust for its duties as transfer agent, shareholder servicing fees and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10% of a Portfolio's average daily net assets, NTI as co-administrator will voluntarily reimburse each Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed during the fiscal year ended November 30, 2005, under such arrangements, are shown on the accompanying Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation under its distribution agreement.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolios. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued other liabilities" on the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At November 30, 2005, the amounts payable were approximately $4,000 for the Bond Portfolio, and $1,000 for each of the other Portfolios.

5   SHAREHOLDER SERVICING PLAN
The Trust has adopted a Shareholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain shareholder administrative support services for their customers or other investors who beneficially own Class C and D shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.15% and 0.25% of the average daily net assets of the outstanding Class C and D shares, respectively.

Class specific Shareholder Servicing Fees for the fiscal year ended November 30, 2005, were as follows:

                   Amounts in thousands       CLASS C CLASS D
                   ------------------------------------------
                   Bond                         $4      $1
                   U.S. Treasury Index           2       7
                   Short-Intermediate Bond      --       1
                   U.S. Government Securities   --       1
                   ------------------------------------------

6   INVESTMENT TRANSACTIONS
For the fiscal year ended November 30, 2005, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Portfolios were as follows:

                                 PURCHASES                  SALES
                          ------------------------ ------------------------
     Amounts in thousands U.S. GOVERNMENT  OTHER   U.S. GOVERNMENT  OTHER
     ----------------------------------------------------------------------
     Bond                    $772,102     $267,647    $807,802     $287,777
     Core Bond                375,335       94,742     378,328       67,353
     U.S. Treasury Index       36,830           --      29,084           --
     Intermediate Bond         89,300       22,454      89,039       21,328
     Short-Intermediate
      Bond                    342,116       65,344     361,715       74,571
     U.S. Government
      Securities              205,739           --     248,345           --
     ----------------------------------------------------------------------

At November 30, 2005, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of securities were as follows:

                                                        NET          COST
                          UNREALIZED   UNREALIZED   APPRECIATION   BASIS OF
    Amounts in thousands APPRECIATION DEPRECIATION (DEPRECIATION) SECURITIES
    ------------------------------------------------------------------------
    Bond                     $470       $(4,868)      $(4,398)     $365,228
    Core Bond                 173        (2,498)       (2,325)      174,305
    U.S. Treasury Index       369          (987)         (618)       67,315
    Intermediate Bond          74          (471)         (397)       43,827
    Short-Intermediate
     Bond                      45        (1,865)       (1,820)      180,109
    U.S. Government
     Securities                16        (1,164)       (1,148)       92,597
    ------------------------------------------------------------------------

7   BANK LOANS
The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest

FIXED INCOME PORTFOLIOS 50 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005



rate of (i) the higher of the Prime Lending Rate and 0.50% above the federal funds rate, (ii) 0.45% above IBOR (Interbank Offered Rate) or (iii) 0.45% above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

At November 30, 2005, the Portfolios did not have any outstanding loans.

The Portfolios did not incur any interest expense during the fiscal year ended November 30, 2005.

8   CAPITAL TRANSACTIONS
Transactions in Class A shares for the fiscal year ended November 30, 2005:

                                                                                              NET          NET
                                   PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                           SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands        SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Bond                       3,676    $73,730       734       $14,655     (7,284) $(145,991)   (2,874)    $(57,606)
Core Bond                  4,232     42,336       310         3,102       (952)    (9,513)    3,590       35,925
U.S. Treasury Index        1,144     24,419        60         1,281       (809)   (17,247)      395        8,453
Intermediate Bond            885     18,083        63         1,282       (732)   (14,927)      216        4,438
Short-Intermediate Bond    7,328    135,747       244         4,505     (8,826)  (163,596)   (1,254)     (23,344)
U.S. Government Securities   541     10,581       155         3,024     (2,623)   (51,312)   (1,927)     (37,707)
-------------------------------------------------------------------------------------------------------------------

Transactions in Class A shares for the fiscal year ended November 30, 2004:

                                                                                              NET          NET
                                   PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                           SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands        SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Bond                       2,612    $52,731      1,024      $20,674    (14,744) $(300,736)  (11,108)    $(227,331)
Core Bond                  4,192     42,169        232        2,332     (3,181)   (32,104)    1,243        12,397
U.S. Treasury Index          653     14,059         83        1,779     (1,696)   (36,190)     (960)      (20,352)
Intermediate Bond            305      6,351         60        1,235       (971)   (19,990)     (606)      (12,404)
Short-Intermediate Bond    9,540    179,652        195        3,671     (8,978)  (169,278)      757        14,045
U.S. Government Securities   700     13,957        231        4,614     (1,043)   (20,806)     (112)       (2,235)
-------------------------------------------------------------------------------------------------------------------

Transactions in Class C shares for the fiscal year ended November 30, 2005:

                                                                                        NET          NET
                             PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                     SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands  SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------
Bond                   15      $294          7          $141       (204)   $(4,094)     (182)      $(3,659)
U.S. Treasury Index    36       773          3            60        (38)      (800)        1            33
-------------------------------------------------------------------------------------------------------------

Transactions in Class C shares for the fiscal year ended November 30, 2004:

                                                                                        NET          NET
                             PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                     SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands  SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------
Bond                    4       $79          8          $174        (5)     $(104)        7         $ 149
U.S. Treasury Index    16       362          4            79       (42)      (905)      (22)         (464)
-------------------------------------------------------------------------------------------------------------

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 51 FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (Continued)
                                                              NOVEMBER 30, 2005




Transactions in Class D shares for the fiscal year ended November 30, 2005:

                                                                                              NET          NET
                                   PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                           SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands        SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Bond                          -         $1         1          $13          (6)     $(115)      (5)        $(101)
U.S. Treasury Index          82      1,743         -            7        (116)    (2,479)     (34)         (729)
Intermediate Bond             -          7         -            4          (1)       (26)      (1)          (15)
Short-Intermediate Bond       2         30         -            2          (3)       (65)      (1)          (33)
U.S. Government Securities    -         11         1           15         (15)      (293)     (14)         (267)
-------------------------------------------------------------------------------------------------------------------

Transactions in Class D shares for the fiscal year ended November 30, 2004:

                                                                                              NET          NET
                                   PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                           SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands        SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Bond                          5       $100         1          $16         (4)       $(79)       2         $  37
U.S. Treasury Index          85      1,828         1           11        (50)     (1,068)      36           771
Intermediate Bond             2         39         -            3         (1)        (20)       1            22
Short-Intermediate Bond      16        296         -            2         (4)        (67)      12           231
U.S. Government Securities    9        189         2           33        (56)     (1,129)     (45)         (907)
-------------------------------------------------------------------------------------------------------------------

  TAX INFORMATION (Unaudited)

The tax character of distributions paid during the fiscal year ended November 30, 2005, was as follows:

                                            DISTRIBUTIONS FROM
                                     ---------------------------------
                                     TAX-EXEMPT ORDINARY   LONG-TERM
          Amounts in thousands         INCOME   INCOME*  CAPITAL GAINS
          ------------------------------------------------------------
          Bond                          $ -     $16,895        $-
          Core Bond                       -       6,008       112
          U.S. Treasury Index             -       1,805        56
          Intermediate Bond               -       1,563         -
          Short-Intermediate Bond         -       5,707         -
          U.S. Government Securities      -       3,235         -
          ------------------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

FIXED INCOME PORTFOLIOS 52 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                        FIXED INCOME PORTFOLIOS
                                                                           ----
       REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE NORTHERN
INSTITUTIONAL FUNDS
SHAREHOLDERS AND
BOARD OF TRUSTEES:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short-Intermediate Bond and U.S. Government Securities Portfolios, comprising the Fixed Income Portfolios (the "Portfolios") of the Northern Institutional Funds, as of November 30, 2005, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification of securities owned at November 30, 2005 by physical examination of the securities held by the custodian and by correspondence with central depositories and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short-Intermediate Bond, and U.S. Government Securities Portfolios at November 30, 2005, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Chicago, Illinois
January 18, 2006

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 53 FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       FUND EXPENSES



As a shareholder of the Portfolios, you incur two types of costs; (1) transaction costs, if any; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2005 through November 30, 2005.

ACTUAL EXPENSES
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 6/1/05 - 11/30/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Bond

                                BEGINNING   ENDING
                                 ACCOUNT   ACCOUNT      EXPENSES
                        EXPENSE   VALUE     VALUE         PAID*
           Class A       RATIO  6/1/2005  11/30/2005 6/1/05-11/30/05
           ---------------------------------------------------------
           Actual        0.36%  $1,000.00 $  995.30       $1.80
           Hypothetical  0.36%  $1,000.00 $1,023.26       $1.83**
           ---------------------------------------------------------

           Class C
           ---------------------------------------------------------
           Actual        0.60%  $1,000.00 $  992.80       $3.00
           Hypothetical  0.60%  $1,000.00 $1,022.06       $3.04**
           ---------------------------------------------------------

           Class D
           ---------------------------------------------------------
           Actual        0.75%  $1,000.00 $  993.40       $3.75
           Hypothetical  0.75%  $1,000.00 $1,021.31       $3.80**
           ---------------------------------------------------------

Core Bond

                                BEGINNING   ENDING
                                 ACCOUNT   ACCOUNT      EXPENSES
                        EXPENSE   VALUE     VALUE         PAID*
           Class A       RATIO  6/1/2005  11/30/2005 6/1/05-11/30/05
           ---------------------------------------------------------
           Actual        0.36%  $1,000.00 $  994.50       $1.80
           Hypothetical  0.36%  $1,000.00 $1,023.26       $1.83**
           ---------------------------------------------------------

           Class C
           ---------------------------------------------------------
           Actual        0.60%  $1,000.00 $  993.70       $3.00
           Hypothetical  0.60%  $1,000.00 $1,022.06       $3.04**
           ---------------------------------------------------------

           Class D
           ---------------------------------------------------------
           Actual        0.75%  $1,000.00 $  994.00       $3.75
           Hypothetical  0.75%  $1,000.00 $1,021.31       $3.80**
           ---------------------------------------------------------

U.S. Treasury Index

                                BEGINNING   ENDING
                                 ACCOUNT   ACCOUNT      EXPENSES
                        EXPENSE   VALUE     VALUE         PAID*
           Class A       RATIO  6/1/2005  11/30/2005 6/1/05-11/30/05
           ---------------------------------------------------------
           Actual        0.26%  $1,000.00 $  991.10       $1.30
           Hypothetical  0.26%  $1,000.00 $1,023.76       $1.32**
           ---------------------------------------------------------

           Class C
           ---------------------------------------------------------
           Actual        0.50%  $1,000.00 $  989.40       $2.49
           Hypothetical  0.50%  $1,000.00 $1,022.56       $2.54**
           ---------------------------------------------------------

           Class D
           ---------------------------------------------------------
           Actual        0.65%  $1,000.00 $  988.70       $3.24
           Hypothetical  0.65%  $1,000.00 $1,021.81       $3.29**
           ---------------------------------------------------------

FIXED INCOME PORTFOLIOS 54 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                  NOVEMBER 30, 2005 (UNAUDITED)




Intermediate Bond

                                BEGINNING   ENDING
                                 ACCOUNT   ACCOUNT      EXPENSES
                        EXPENSE   VALUE     VALUE         PAID*
           Class A       RATIO  6/1/2005  11/30/2005 6/1/05-11/30/05
           ---------------------------------------------------------
           Actual        0.36%  $1,000.00 $  997.90       $1.80
           Hypothetical  0.36%  $1,000.00 $1,023.26       $1.83**
           ---------------------------------------------------------

           Class D
           ---------------------------------------------------------
           Actual        0.75%  $1,000.00 $  995.90       $3.75
           Hypothetical  0.75%  $1,000.00 $1,021.31       $3.80**
           ---------------------------------------------------------

Short-Intermediate Bond

                                BEGINNING   ENDING
                                 ACCOUNT   ACCOUNT      EXPENSES
                        EXPENSE   VALUE     VALUE         PAID*
           Class A       RATIO  6/1/2005  11/30/2005 6/1/05-11/30/05
           ---------------------------------------------------------
           Actual        0.36%  $1,000.00 $1,001.10       $1.81
           Hypothetical  0.36%  $1,000.00 $1,023.26       $1.83**
           ---------------------------------------------------------

           Class D
           ---------------------------------------------------------
           Actual        0.75%  $1,000.00 $  999.70       $3.76
           Hypothetical  0.75%  $1,000.00 $1,021.31       $3.80**
           ---------------------------------------------------------

U.S. Government Securities

                                BEGINNING   ENDING
                                 ACCOUNT   ACCOUNT      EXPENSES
                        EXPENSE   VALUE     VALUE         PAID*
           Class A       RATIO  6/1/2005  11/30/2005 6/1/05-11/30/05
           ---------------------------------------------------------
           Actual        0.36%  $1,000.00 $1,000.10       $1.81
           Hypothetical  0.36%  $1,000.00 $1,023.26       $1.83**
           ---------------------------------------------------------

           Class D
           ---------------------------------------------------------
           Actual        0.75%  $1,000.00 $  998.10       $3.76
           Hypothetical  0.75%  $1,000.00 $1,021.31       $3.80**
           ---------------------------------------------------------

* Expenses are calculated using the Portfolio's annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.
** Hypothetical expenses are based on the Portfolios' actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 55 FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       TRUSTEES AND OFFICERS



Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 53 portfolios in the Northern Funds Complex -- Northern Institutional Funds offers 22 portfolios and Northern Funds offers 31 portfolios. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/637-1380.

  NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------
William L. Bax           . Managing Partner of               . Sears Holding Corp.
Age 62                     PricewaterhouseCoopers (an         (a retail company).
Trustee since 2005         accounting firm) from 1999 to
                           2003;
                         . Director of Big Shoulders Fund
                           since 1997;
                         . Director of Children's Memorial
                           Hospital since 1997;
                         . Trustee of DePaul University
                           since 1998.
--------------------------------------------------------------------------------------
Richard G. Cline         . Chairman and President of         . PepsiAmericas (a soft
Age 70                     Hawthorne Investors, Inc. (a       drink bottling
Trustee since 1997         management advisory services and   company);
                           private investment company)       . Ryerson Tull, Inc.
                           since 1996;                        (a metals distribution
                         . Managing Partner of Hawthorne      company).
                           Investments, LLC (a management
                           advisory services and private
                           investment company) since 2001;
                         . Managing Member of Hawthorne
                           Investments II, LLC (a private
                           investments company) since 2004;
                         . Chairman and Director of
                           Hussmann International, Inc. (a
                           refrigeration company) from 1998
                           to 2000.
--------------------------------------------------------------------------------------
Edward J. Condon, Jr.    . Chairman and CEO of The Paradigm  . None
Age 65                     Group, Ltd. (a financial
Trustee since 1994         adviser) since 1993;
                         . Principal and Co-Founder of
                           Paradigm Capital since 1996;
                         . Senior Partner of NewEllis
                           Ventures since 2001;
                         . Member of the Board of Managers
                           of The Liberty Hampshire
                           Company, LLC (a receivable
                           securitization company) from
                           1996 to 2001;
                         . Director of Financial Pacific
                           Company (a small business
                           leasing company) from 1998 to
                           2004;
                         . Member and Director of the
                           Illinois Venture Capital
                           Association since 2001;
                         . Trustee at Dominican University;
                         . Member of the Board of Directors
                           of the Children's Museum;
                         . Member of the Board of
                           Governors, the Metropolitan Club.
--------------------------------------------------------------------------------------
William J. Dolan/(3)/    . Financial Consultant at Ernst &   . None
Age 73                     Young LLP (an accounting firm)
Trustee since 2000         from 1992 to 1993 and 1997.
--------------------------------------------------------------------------------------
Sharon Gist Gilliam      . Executive Vice President of       . None
Age 62                     Unison-Maximus, Inc. (an
Trustee since 2001         aviation and governmental
                           consulting company).
--------------------------------------------------------------------------------------
Sandra Polk Guthman      . CEO of Polk Bros. Foundation (an  . None
Age 61                     Illinois not-for-profit
Trustee since 1997         corporation) since 1993;
                         . Director of MBIA Insurance Corp.
                           of Illinois (a municipal bond
                           insurance company) since 1994;
                         . Director of STS Consultants,
                           Ltd. (an employee-owned
                           engineering consulting firm).

FIXED INCOME PORTFOLIOS 56 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                  NOVEMBER 30, 2005 (UNAUDITED)




NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------
  Michael E. Murphy      . President of Sara Lee Foundation  . Coach, Inc.;
  Age 69                   (a philanthropic organization)    . Payless Shoe Source,
  Trustee since 2000       from 1997 to 2001.                 Inc. (a retail shoe store
                                                              business);
                                                             . GATX Corporation
                                                              (a railroad holding
                                                              company).
-----------------------------------------------------------------------------------------
  Richard P. Strubel     . Vice Chairman, President and      . Gildan Activewear,
  Age 66                   Chief Operating Officer of UNext   Inc. (an athletic
  Trustee since 1982       Inc. (a provider of educational    clothing marketing
                           services via the Internet) since   and manufacturing
                           2003 and 1999, respectively;       company);
                         . Director of Cantilever            . Goldman Sachs
                           Technologies (a private software   Mutual Fund
                           company) since 1999.               Complex (65
                                                              portfolios);
                                                             . Goldman Sachs
                                                              Closed-End Fund.

  INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/                   FIVE YEARS                          HELD BY TRUSTEE
-------------------------------------------------------------------------------------------
Mary Jacobs Skinner, Esq./(4)/ . Partner in the law firm of        . None
Age 48                           Sidley Austin Brown & Wood.
Trustee since 2000
-------------------------------------------------------------------------------------------
Stephen Timbers/(4)/           . Vice Chairman of Northern Trust   . USF Corporation;
Age 61                           Corporation and The Northern      . Calamos Mutual
Trustee since 2000               Trust Company from 2003 to 2004;   Fund Complex (9
                               . President and Chief Executive      portfolios);
                                 Officer of Northern Trust         . Calamos Closed-End
                                 Investments, N.A. from 2001 to     Funds (4 portfolios).
                                 2004;
                               . President of Northern Trust
                                 Global Investments, a division
                                 of Northern Trust Corporation
                                 and Executive Vice President of
                                 The Northern Trust Company from
                                 1998 to 2003.

(1)Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)Retired December 31, 2005.

(4)An "interested person", as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Timbers is deemed to be an interested Trustee because he is a former officer, director, employee and is a shareholder of Northern Trust Corporation and/or its affiliates.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 57 FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       TRUSTEES AND OFFICERS (continued)




  OFFICERS OF THE TRUST/(1)/

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                             FIVE YEARS
-----------------------------------------------------------------------
Lloyd A. Wennlund                   . Executive Vice President since
Age: 48                               2003 and Director since 2001 of
50 South LaSalle Street               Northern Trust Investments,
Chicago, IL 60675                     N.A.; Executive Vice President
President since 2000                  and other positions at The
                                      Northern Trust Company,
                                      President of Northern Trust
                                      Securities, Inc., and Managing
                                      Executive, Mutual Funds for
                                      Northern Trust Global
                                      Investments since 1989.
-----------------------------------------------------------------------
Eric K. Schweitzer                  . Senior Vice President at
Age: 44                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2001 and Senior Vice
Chicago, IL 60675                     President at The Northern Trust
Vice President since 2000             Company and the Director of
                                      Distribution, Product Management
                                      and Client Services in the
                                      Mutual Fund Group of Northern
                                      Trust Global Investments since
                                      2000; Managing Director of
                                      Mutual Funds for U.S. Bancorp
                                      from 1997 to 2000.
-----------------------------------------------------------------------
Stuart Schuldt                      . Senior Vice President and
Age: 43                               Division Manager of Fund
50 South LaSalle Street               Administration and Fund
Chicago, IL 60675                     Accounting at The Northern Trust
Treasurer since 2005                  Company since 1998.
Assistant Treasurer from 2002-2005
-----------------------------------------------------------------------
Susan J. Hill                       . Senior Vice President of
Age: 49                               Compliance of Northern Trust
50 South LaSalle Street               Global Investments
Chicago, IL 60675                     Administration since 2004; Vice
Chief Compliance Officer since 2004   President of Compliance of
                                      Northern Trust Global
                                      Investments Administration from
                                      2000 to 2004; Vice President at
                                      Van Kampen Investments from 1992
                                      to 2000.
-----------------------------------------------------------------------
Wes L. Ringo                        . Senior Vice President of
Age: 54                               Northern Trust Investments, N.A.
50 South LaSalle Street               and Compliance Director of
Chicago, IL 60675                     Northern Trust Securities, Inc.
Anti-Money Laundering                 since 2001; Managing Director,
Compliance Officer since 2002         Assistant General Counsel and
                                      Director of Regulatory Affairs
                                      of U.S. Bancorp Piper Jaffray
                                      from 1996 to 2001.
-----------------------------------------------------------------------
Brian Ovaert                        . Senior Vice President and Head
Age: 44                               of Worldwide Fund Administration
50 Bank Street                        at the Northern Trust Company
Canary Wharf                          overseeing Fund Accounting,
London, E1 45 NT                      Transfer Agent and Fund
Assistant Treasurer since 2005        Administration functions since
Treasurer from 2002-2005              1998.
-----------------------------------------------------------------------
Jeffrey A. Dalke, Esq.              . Partner in the law firm of
Age: 55                               Drinker Biddle & Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2000

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

FIXED INCOME PORTFOLIOS 58 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                  NOVEMBER 30, 2005 (UNAUDITED)






NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                        FIVE YEARS
------------------------------------------------------------------
Linda J. Hoard, Esq.           . Senior Counsel and Senior Vice
Age: 58                          President at PFPC Inc. since
99 High Street, 27th Floor       1998.
Boston, MA 02110
Assistant Secretary since 1999
------------------------------------------------------------------
Lori V. O'Shaughnessy, Esq.    . Counsel and Vice President at
Age: 34                          PFPC Inc. since 2005; Associate
99 High Street, 27th Floor       Counsel and Director at PFPC
Boston, MA 02110                 Inc. from 2002 to 2005;
Assistant Secretary since 2003   Associate Counsel at Investors
                                 Bank & Trust Company (a
                                 financial service provider) from
                                 2001 to 2002; Manager in the
                                 Regulatory Administration
                                 Department of PFPC Inc. prior
                                 thereto.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 59 FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       FOR MORE INFORMATION



  PORTFOLIO HOLDINGS
  Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q will be available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800/SEC-0330.

  PROXY VOTING
  A description of Northern Institutional Funds' Proxy Voting Policies and Procedures and each Fund's portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by visiting Northern Institutional Funds' Web site at northerninstitutionalfunds.com or the SEC's Web site at sec.gov or by calling the Northern Institutional Funds Center at 800/637-1380.

FIXED INCOME PORTFOLIOS 60 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

               ----------------------------------------------------------------
                                                              EQUITY PORTFOLIOS
                                                                           ----
       TABLE OF CONTENTS



The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds' investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions.

Performances of the Portfolios are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC, not affiliated with Northern Trust.

                               NOT FDIC INSURED
--------------------------------------------------------------------------------
                       May lose value/No bank guarantee

  2 PORTFOLIO MANAGEMENT COMMENTARY

 12 STATEMENTS OF ASSETS AND LIABILITIES

 14 STATEMENTS OF OPERATIONS

 16 STATEMENTS OF CHANGES IN NET ASSETS

 18 FINANCIAL HIGHLIGHTS

    SCHEDULES OF INVESTMENTS

    31          INTERNATIONAL GROWTH PORTFOLIO

    33          INTERNATIONAL EQUITY INDEX PORTFOLIO

    48          SMALL COMPANY GROWTH PORTFOLIO

    51          SMALL COMPANY INDEX PORTFOLIO

    77          MID CAP GROWTH PORTFOLIO

    80          FOCUSED GROWTH PORTFOLIO

    82          DIVERSIFIED GROWTH PORTFOLIO

    85          EQUITY INDEX PORTFOLIO

    93          BALANCED PORTFOLIO

 99 NOTES TO THE FINANCIAL STATEMENTS

107 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

108 TAX INFORMATION

110 FUND EXPENSES

112 TRUSTEES AND OFFICERS

116 FOR MORE INFORMATION

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1 EQUITY PORTFOLIOS

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

After a hesitant start earlier in the period, stock markets rebounded strongly from the third quarter through the end of November, 2005. Despite higher energy prices and rising U.S. interest rates, international companies reported healthy profit growth, demonstrating that global economic recovery is accelerating. In addition, European and Japanese economies benefited from a stronger dollar and began to show momentum based on increased corporate spending.

The Portfolio posted a total return of 10.54 percent for the 12-month period ended November 30, 2005, compared to a total return of 13.25 percent for the MSCI EAFE(R) Index. Resources and capital goods sectors outperformed during the period thanks to higher commodity prices and rising capital expenditures. By contrast, cyclical stocks such as media and retail underperformed as consumer spending slowed. Though we were well positioned to benefit from this environment, the Portfolio's underperformance came mainly from stock selection in the consumer area, and an underweight position in energy in the second half of the period.

Strategically, we still favor Japan, where we foresee continued earnings growth and a friendlier environment for shareholders. Within sectors, we have shifted the Portfolio's overweight position from materials to industrials and information technology. At an individual issue level, we have moved away from restructuring opportunities, which have performed well for the Portfolio during the past several years. We are focusing instead on what we believe to be quality companies with leading market positions, track records of growth and strong balance sheets, as the global economy returns to a growth phase.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS For Periods Ended NOVEMBER 30, 2005

                                         CLASS A CLASS D    MSCI
TOTAL RETURN                             SHARES  SHARES* EAFE INDEX
------------                             ------- ------- ----------
ONE YEAR................................  10.54%  10.22%   13.25%
FIVE YEAR...............................   2.42    2.05     4.33
TEN YEAR................................   6.84    6.62     5.77

* For Class D shares, performance from 8/23/99 through 6/14/01 is that of Class A shares. Because the fees and expenses of Class D shares are higher than those of Class A shares, actual performance would have been lower if these higher fees and expenses had been taken into account.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $10,000 INVESTMENT

[CHART]

                                                                MSCI EAFE
                                                         Fund     Index
                                                        ------- ---------
3/28/1994.............................................. $10,000  $10,000
                                                        $10,210  $10,349
                                                        $ 9,972  $11,132
                                                        $10,967  $12,441
                                                        $11,433  $12,392
                                                        $13,770  $14,430
                                                        $17,910  $17,475
                                                        $17,148  $15,784
                                                        $13,116  $12,765
                                                        $11,541  $11,169
                                                        $18,284  $16,327
                                                        $22,331  $20,274
11/30/2005............................................. $24,686  $22,976

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of November 2005, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

PORTFOLIO MANAGERS

STEPHEN DOWDS

DIANE JONES

FUND FACTS (as of 11/30/05)

TICKER SYMBOL................................        BIGAX

INCEPTION DATE
CLASS A SHARES...............................      3/28/94
CLASS D SHARES...............................     11/16/94

TOTAL NET ASSETS............................. $170,401,844

NET ASSET VALUE
CLASS A SHARES............................... $      10.31
CLASS D SHARES...............................        10.32

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Foreign securities may involve additional risks, such as social and political instability, reduced market liquidity, and currency volatility.

EQUITY PORTFOLIOS  2  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The past 12 months were dominated by a strong rally in energy prices, with crude oil briefly touching $71 a barrel following September's Gulf Coast hurricanes. The energy sector was one of the best performers for the period as a result, returning 17.12 percent. The materials sector was the best overall performer, rising 21.98 percent, while telecommunications services had the worst return at -9.42 percent. After a long decline, the U.S. dollar managed to post significant gains during the last 12 months, gaining 12.7 percent and 6.6 percent against the euro and the Japanese yen, respectively. This detracted from performance results for U.S.-based investors.

The Portfolio returned 12.45 percent for the 12-month period ended November 30, 2005, while its benchmark -- the MSCI EAFE(R) Index -- rose 13.25 percent. The net impact of fair value pricing, transaction costs and Portfolio expenses primarily accounted for the difference in returns between the Portfolio and the Index.

Pacific ex-Japan was the best performing region, up 15.59 percent during the 12-month period. European stocks also increased, rising 10.17 percent. However, it should be noted that the European markets rose 23.82 percent in local currency terms. Performance at a country level was strong, with all but two of the 21 countries in the MSCI EAFE Index posting positive returns for the period. Austria and Japan were the best performers, rising 29.74 percent and
21.53 percent, respectively. Portugal was the worst performing country for the period, with a total return of -4.89 percent.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS For Periods Ended NOVEMBER 30, 2005

                                         CLASS A CLASS D MSCI EAFE
TOTAL RETURN                             SHARES  SHARES    INDEX
------------                             ------- ------- ---------
ONE YEAR................................  12.45%  11.85%   13.25%
FIVE YEAR...............................   4.27    3.70     4.33
SINCE INCEPTION.........................   5.79    5.23     5.68*

* Since inception of Class A.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $10,000 INVESTMENT

[CHART]

                                                                MSCI EAFE
                                                         Fund     Index
                                                        ------- ---------
4/1/1997............................................... $10,000  $10,000
                                                        $10,446  $10,250
                                                        $12,061  $11,936
                                                        $14,513  $14,455
                                                        $13,080  $13,057
                                                        $10,582  $10,559
                                                        $ 9,237  $ 9,239
                                                        $11,589  $11,477
                                                        $14,483  $14,253
11/30/2005............................................. $16,285  $16,152

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of November 2005, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

PORTFOLIO MANAGER

STEVEN R. WETTER

FUND FACTS (as of 11/30/05)

TICKER SYMBOL................................        BIEIX

INCEPTION DATE
CLASS A SHARES...............................       4/1/97
CLASS D SHARES...............................      10/5/98

TOTAL NET ASSETS............................. $115,680,683

NET ASSET VALUE
CLASS A SHARES............................... $      12.61
CLASS D SHARES...............................        12.26

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Foreign securities may involve additional risks, such as social and political instability, reduced market liquidity, and currency volatility.

MSCI does not endorse any of the securities in the MSCI EAFE Index. It is not a sponsor of the International Equity Index Portfolio and is not affiliated with the Portfolio in any way.

              NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   3  EQUITY PORTFOLIOS

SMALL COMPANY GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The economic recovery that began in late 2001 continued during the past 12 months. Corporate profits rose over 15 percent despite the headwinds of higher interest rates, rapidly rising energy costs and severe hurricanes in the south. The reluctance of CEOs to spend their ever-mounting cash moderated slightly, as capital spending finally moved higher than gross cash flows during the past two quarters. Capital spending nevertheless remained well below historic averages, and this could bode well for future growth.

The Portfolio produced a total return of 12.02 percent during the 12-month period ended November 30, 2005, greater than the 8.06 percent total return of the Russell 2000 Growth Index. For the period, we generated positive stock selection in nearly every major sector. Our decision to overweight energy produced a considerable positive contribution to relative performance. Selection within consumer discretionary and consumer staples detracted from performance, but this was more than offset by outperformance in the other six sectors of the market. Our best stocks during the period included the energy stocks Range Resources Corp. and Cal Dive International. The most significant detractors included First Marblehead and Great Wolf Resorts, both of which suffered from significant valuation compression as rising competition dampened the outlook for the companies' earnings growth.

We believe that investing in reasonably valued, quality growth companies with competitive advantages and the ability to sustain growth throughout the economic cycle is a winning long-term strategy. As we begin the current fiscal year, our emphasis as always will be on good stock selection and portfolio risk management.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS For Periods Ended NOVEMBER 30, 2005

                                                              RUSSELL 2000
                                              CLASS A CLASS D    GROWTH
     TOTAL RETURN                             SHARES  SHARES     INDEX
     ------------                             ------- ------- ------------
     ONE YEAR................................  12.02%  11.66%     8.06%
     FIVE YEAR...............................  (0.62)  (0.91)     3.54
     SINCE INCEPTION.........................  (1.50)  (1.74)     0.38*

* Since inception of Class A.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $10,000 INVESTMENT

[CHART]

                                                                  Russell 2000
                                                                     Growth
                                                           Fund      Index
                                                          ------- ------------
  12/1/1999.............................................. $10,000   $10,000
                                                          $ 9,420   $ 9,124
                                                          $ 7,510   $ 8,282
                                                          $ 6,190   $ 6,203
                                                          $ 8,170   $ 8,541
                                                          $ 8,150   $ 9,467
  11/30/2005............................................. $ 9,130   $10,229

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell 2000 Growth Index is an unmanaged index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

PORTFOLIO MANAGER

CHRISTOPHER D. GUINTHER

FUND FACTS (as of 11/30/05)

TICKER SYMBOL................................      BSGRX

INCEPTION DATE
CLASS A SHARES...............................    12/1/99
CLASS D SHARES...............................    6/13/02

TOTAL NET ASSETS............................. $7,219,992

NET ASSET VALUE
CLASS A SHARES............................... $     9.13
CLASS D SHARES...............................       9.00

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

EQUITY PORTFOLIOS  4  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Small-capitalization stocks, as represented by the Russell 2000 Index, the Portfolio's benchmark, returned 8.14 percent during the 12-month period ended November 30, 2005. Small-cap stocks underperformed both mid-cap stocks, as measured by the 16.46 percent total return of the S&P MidCap 400 Index, and large-cap stocks, as measured by the 8.44 percent return of the S&P 500 Index.

For the 12-month period ended November 30, 2005, the Portfolio returned 8.08 percent, in line with the 8.14 percent total return of the Russell 2000 Index. The difference in return was the result of transaction costs and Portfolio expenses.

As of November 30, 2005, the market capitalization of companies in the Russell 2000 Index ranged from $31 million to $4.1 billion. The median company size was $598 million, while the average company size was $1.1 billion. The total market capitalization of the Russell 2000 was approximately 8.8 percent of the Russell 3000 market capitalization at November 30, 2005. The annual reconstitution of the Russell indices occurred on June 24, 2005. After the reconstitution, the financial services sector continued to be the largest weight in the Index, representing 23.48 percent. Technology had the largest shift in weight after the annual reconstitution, with a rebalanced weight of 13.54 percent, an increase of 2.24 percent. These changes were incorporated into the Portfolio to maintain proper tracking. Going forward, we will continue to follow a passive strategy designed to provide returns that approximate those of the benchmark Index.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS For Periods Ended NOVEMBER 30, 2005

                                         CLASS A CLASS D RUSSELL 2000
TOTAL RETURN                             SHARES  SHARES     INDEX
------------                             ------- ------- ------------
ONE YEAR................................   8.08%  7.71%      8.14%
FIVE YEAR...............................  10.04   9.64      10.12
TEN YEAR................................   9.30   8.87       9.60

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $10,000 INVESTMENT

[CHART]

                                                                Russell 2000
                                                         Fund      Index
                                                        ------- ------------
1/11/1993.............................................. $10,000   $10,000
                                                        $11,349   $11,495
                                                        $11,181   $11,366
                                                        $14,278   $14,606
                                                        $16,563   $17,018
                                                        $20,380   $21,002
                                                        $18,946   $19,612
                                                        $21,783   $22,685
                                                        $21,538   $22,553
                                                        $22,563   $23,640
                                                        $20,147   $21,137
                                                        $27,559   $28,808
                                                        $32,308   $33,776
11/30/2005............................................. $34,917   $36,526

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell 2000 Index is an unmanaged index which tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

PORTFOLIO MANAGER

CHAD M. RAKVIN

FUND FACTS (as of 11/30/05)

TICKER SYMBOL................................       BSCAX
INCEPTION DATE
CLASS A SHARES...............................     1/11/93
CLASS D SHARES...............................     12/8/94
TOTAL NET ASSETS............................. $73,788,526
NET ASSET VALUE
CLASS A SHARES............................... $     15.12
CLASS D SHARES...............................       14.89

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

              NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   5  EQUITY PORTFOLIOS

MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Two major themes impacting the investment backdrop during the past 12 months were interest rates and energy prices. The Federal Reserve continued its measured pace of interest rate hikes, bringing the federal funds rate to 4.0 percent versus 2.0 percent one year ago. Investors also dealt with recurring fears of rising inflation, which remained relatively benign given the dramatic increases in energy prices. Corporate profits remained surprisingly strong, however, with most companies reporting earnings that surpassed expectations. As a result, the market impact of exogenous events such as the hurricanes and the ongoing war in Iraq was limited.

The Portfolio delivered a total return of 10.85 percent during the 12-month period ended November 30, 2005, less than the 16.19 percent total return of the Russell Midcap Growth Index. Our favorable stock selection in media, commercial services and semiconductors was more than offset by negative security selection in software, health care equipment and specialty retailers. The Portfolio's best performing stocks included Lifetime Fitness, Devon Energy and Caremark. The biggest detractors included Symantec, First Marblehead and Kinetic Concepts, all of which suffered from valuation compression due to concerns about their future growth prospects.

We are disappointed with the Portfolio's underperformance during the fiscal year, and we are determined to do better in 2006. We employ a research-driven approach in order to identify high-quality companies that we believe can sustain growth throughout the economic cycle. We continue to seek reasonably valued stocks with solid growth, strong competitive positions and the ability to beat investors' expectations.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS For Periods Ended NOVEMBER 30, 2005

                                                                 RUSSELL
                                                                 MIDCAP
                                         CLASS A CLASS C CLASS D GROWTH
TOTAL RETURN                             SHARES  SHARES  SHARES   INDEX
------------                             ------- ------- ------- -------
ONE YEAR................................  10.85%  10.56%  10.44%  16.19%
FIVE YEAR...............................   2.24%   2.01%   1.85%   2.20%
SINCE INCEPTION.........................   2.45    2.25    2.12   (1.13)*

* Since inception of Class A.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $10,000 INVESTMENT

[CHART]

                                                                Russell Midcap
                                                         Fund    Growth Index
                                                        ------- --------------
12/31/1999............................................. $10,000    $10,000
                                                        $10,330    $ 8,384
                                                        $ 8,960    $ 6,789
                                                        $ 7,940    $ 5,445
                                                        $ 9,960    $ 7,222
                                                        $10,410    $ 8,046
11/30/2005............................................. $11,540    $ 9,350

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell Midcap Growth Index is an unmanaged index that tracks the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values.

PORTFOLIO MANAGER

DEBORAH L. KOCH

FUND FACTS (as of 11/30/05)

TICKER SYMBOL................................       BMGRX
INCEPTION DATE
CLASS A SHARES...............................    12/31/99
CLASS C SHARES...............................      4/4/01
CLASS D SHARES...............................     1/29/01
TOTAL NET ASSETS............................. $22,441,626
NET ASSET VALUE
CLASS A SHARES............................... $     11.54
CLASS C SHARES...............................       11.41
CLASS D SHARES...............................       11.32

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Mid-sized company stocks are generally more volatile than large-company stocks.

EQUITY PORTFOLIOS  6  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOCUSED GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. stock market weathered a number of challenges during the past 12 months, including rising energy prices, a steady series of interest rate increases by the Federal Reserve and the hurricanes that swept through the Gulf states in September. Despite these potential obstacles, stocks produced a solid gain on the strength of surprisingly robust economic growth, rising corporate earnings and the continued improvement of Corporate America's collective balance sheet.

For the 12-month period ended November 30, 2005, the Portfolio returned 7.35 percent, trailing the 9.73 percent total return of its benchmark, the Russell 1000 Growth Index. The largest detractor from relative performance was the Portfolio's ownership of Symantec, Electronic Arts, EMC and Biogen Idec. Relative performance was also hurt by the fact that we did not own Genentech or Yahoo, both of which were strong performers. The largest positive contributors to relative performance were Alcon, Prudential Financial and Motorola. In addition, our selection process led us to correctly overweight the energy sector. Excluding energy, sector allocation decisions did not materially impact the Portfolio's returns relative to the benchmark.

Our investment process is fundamentally driven and is intended to add value at the security level by identifying stocks of high quality companies with superior growth characteristics and reasonable valuations. Although we are disappointed with the Portfolio's relative returns during the past 12 months, we remain determined to deliver long-term value to our shareholders.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS For Periods Ended NOVEMBER 30, 2005

                                                                 RUSSELL 1000
                                         CLASS A CLASS C CLASS D    GROWTH
TOTAL RETURN                             SHARES  SHARES  SHARES     INDEX
------------                             ------- ------- ------- ------------
ONE YEAR................................   7.35%   7.16%   6.95%     9.73%
FIVE YEAR...............................  (4.87)  (5.09)  (5.24)    (4.14)
TEN YEAR................................   6.99    6.75*   6.58      6.82

* Since inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $10,000 INVESTMENT

[CHART]

                                                                Russell 1000
                                                         Fund   Growth Index
                                                        ------- ------------
7/1/1993............................................... $10,000   $10,000
                                                        $10,436   $10,540
                                                        $ 9,796   $10,820
                                                        $12,569   $14,844
                                                        $14,810   $18,276
                                                        $18,817   $23,848
                                                        $23,345   $33,077
                                                        $31,337   $44,045
                                                        $31,704   $34,168
                                                        $25,072   $27,190
                                                        $20,223   $21,062
                                                        $22,135   $24,593
                                                        $23,002   $33,686
11/30/2005............................................. $24,694   $28,557

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell 1000 Growth Index is an unmanaged index that tracks the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

PORTFOLIO MANAGERS

JOHN S. COLE
ROBERT N. STREED

FUND FACTS (as of 11/30/05)

TICKER SYMBOL................................        BFGAX
INCEPTION DATE
CLASS A SHARES...............................       7/1/93
CLASS C SHARES...............................      6/14/96
CLASS D SHARES...............................      12/8/94
TOTAL NET ASSETS............................. $159,004,385
NET ASSET VALUE
CLASS A SHARES............................... $      12.46
CLASS C SHARES...............................        12.23
CLASS D SHARES...............................        11.90

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

              NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   7  EQUITY PORTFOLIOS

DIVERSIFIED GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month period ended November 30, 2005, the market and economy performed better than many investors anticipated. Consumer expenditures remained robust, corporate spending continued to expand and government spending accelerated. Even rising interest rates, higher energy prices and two hurricanes did not derail the expansion. In this environment, the Portfolio's focus on companies well positioned to benefit from increased corporate spending, higher commodity prices and stable consumer expenditures was rewarded.

The Portfolio returned 10.33 percent for the annual period, compared with a total return of 8.44 percent for its benchmark, the S&P 500 Index. Investments in financials, energy and health care companies contributed strongly to performance. Specifically, our selection of investment banks such as Goldman Sachs and Lehman Brothers generated significant results, and our expectation of strong earnings growth from select energy companies -- most notably, Encana and Halliburton -- proved profitable. In health care, our investments in specialty and generic pharmaceutical companies, including Alcon, Sepracor and Teva, also proved beneficial. Our technology investments were a disappointment, as some companies we avoided performed well. These included Apple Computer, whose valuation we believed was too rich, and Hewlett Packard, based on our caution about the company's new management team.

We continue to favor companies with what we believe to be a combination of sustainable growth prospects, financial strength, reasonable valuations and management teams with depth, credibility and transparency. The Portfolio remains well-diversified, with significant investments in financials, technology and health care companies.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS For Periods Ended NOVEMBER 30, 2005

                                         CLASS A CLASS D S&P 500
TOTAL RETURN                             SHARES  SHARES   INDEX
------------                             ------- ------- -------
ONE YEAR................................  10.33%   9.82%  8.44%
FIVE YEAR...............................  (1.18)  (1.57)  0.64
TEN YEAR................................   8.44    8.00   9.28

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $10,000 INVESTMENT

[CHART]

                                                                S&P 500
                                                         Fund    INDEX
                                                        ------- -------
1/11/1993.............................................. $10,000 $10,000
                                                        $10,743 $10,874
                                                        $ 9,989 $10,988
                                                        $12,444 $15,046
                                                        $15,031 $19,235
                                                        $19,095 $24,718
                                                        $23,922 $30,572
                                                        $29,820 $36,959
                                                        $29,679 $35,398
                                                        $24,777 $31,075
                                                        $20,412 $25,938
                                                        $23,592 $29,875
                                                        $25,353 $33,686
11/30/2005............................................. $27,972 $36,529

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

PORTFOLIO MANAGERS

JOHN S. COLE

ROBERT MITCHELL

FUND FACTS (as of 11/30/05)

TICKER SYMBOL................................       BDVAX
INCEPTION DATE
CLASS A SHARES...............................     1/11/93
CLASS D SHARES...............................     9/14/94
TOTAL NET ASSETS............................. $38,290,025
NET ASSET VALUE
CLASS A SHARES............................... $      8.30
CLASS D SHARES...............................        7.95

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EQUITY PORTFOLIOS  8  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY INDEX PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Large-capitalization stocks, as represented by the S&P 500 Index, returned 8.44 percent during the 12-month period ended November 30, 2005. Large-cap stocks underperformed mid-cap stocks, as measured by the 16.46 percent total return of the S&P Midcap 400 Index, but outperformed small-cap stocks, as measured by the
8.14 percent return of the Russell 2000 Index.

As designed, the Portfolio's 8.28 percent total return closely tracked the return of the S&P 500 Index during the 12-month period, with differences in returns driven by transaction costs and Portfolio expenses. Financials and information technology constituted the Portfolio's largest sector positions at
21.16 percent and 15.57 percent of assets, respectively, as of November 30, 2005. Energy was the best performing sector in the Index during the period, returning 28.10 percent, while consumer discretionary was the worst performing sector with a return of -1.15 percent.

There were 21 additions and 21 deletions to the Index during the reporting period. The regular quarterly share rebalances occurred in December, March, June and September. In March 2004, Standard & Poor's announced that the Index would be shifting to a free float-adjusted market capitalization methodology. The implementation occurred in two phases, March 2005 and September 2005, which coincided with the quarterly rebalances, and these changes were incorporated in the Portfolio to maintain proper tracking. Going forward, we will continue to follow a passive strategy designed to provide returns that approximate those of the benchmark Index.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS For Periods Ended NOVEMBER 30, 2005

                                         CLASS A CLASS C CLASS D S&P 500
TOTAL RETURN                             SHARES  SHARES  SHARES   INDEX
------------                             ------- ------- ------- -------
ONE YEAR................................  8.28%   8.00%   7.84%   8.44%
FIVE YEAR...............................  0.48    0.23    0.11    0.64
TEN YEAR................................  9.02    8.76    8.63    9.28

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $10,000 INVESTMENT

[CHART]

                                                         Fund   S&P 500
                                                        ------- -------
1/11/1993.............................................. $10,000 $10,000
                                                        $11,008 $10,874
                                                        $11,102 $10,988
                                                        $15,171 $15,046
                                                        $19,347 $19,235
                                                        $24,753 $24,718
                                                        $30,533 $30,572
                                                        $36,802 $36,959
                                                        $35,121 $35,398
                                                        $30,841 $31,075
                                                        $25,692 $25,938
                                                        $29,490 $29,875
                                                        $33,222 $33,686
11/30/2005............................................. $35,973 $36,529

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

PORTFOLIO MANAGER

CHAD M. RAKVIN

FUND FACTS (as of 11/30/05)

TICKER SYMBOL................................        BEIAX
INCEPTION DATE
CLASS A SHARES...............................      1/11/93
CLASS C SHARES...............................      9/28/95
CLASS D SHARES...............................      9/14/94
TOTAL NET ASSETS............................. $782,010,700
NET ASSET VALUE
CLASS A SHARES............................... $      15.89
CLASS C SHARES...............................        15.82
CLASS D SHARES...............................        15.79

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

              NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   9  EQUITY PORTFOLIOS

BALANCED PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Higher interest rates and a strong economy were the primary themes for the Portfolio's investment environment during the past 12 months. While the Federal Reserve continued its tightening cycle by steadily raising short-term interest rates, the gradual removal of its accommodative policy did not derail the economic expansion. Consumer, corporate and government spending all continued to increase during the year, leading to strong corporate financial results. Energy prices rose, peaking after Hurricane Katrina disrupted energy production and distribution, but higher energy prices had only a modest effect on core consumer inflation.

For the 12-month period ended November 30, 2005, the Portfolio earned 7.14 percent, compared with the 5.49 percent total return of the Composite Index. Portfolio returns were driven primarily by gains on equity investments, though bond investments were positive contributors as well. Our equity results reflect strong gains in the Portfolio's holdings within financials, energy and health care. The Portfolio's fixed-income investments were negatively affected by higher interest rates during the period, but our yield curve and duration positioning had a positive impact. Also, our move to reduce corporate bond exposure and our greater emphasis on asset-backed securities were positive influences.

During the period, the Portfolio's greater than normal exposure to stocks compared with bonds was beneficial and remains in place. We continue to favor what we believe to be fairly valued companies with sustainable growth prospects, solid financial strength and management teams that possess depth, credibility and transparency.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS For Periods Ended NOVEMBER 30, 2005

                                         CLASS A CLASS C CLASS D COMPOSITE
TOTAL RETURN                             SHARES  SHARES  SHARES    INDEX
------------                             ------- ------- ------- ---------
ONE YEAR................................  7.14%   6.80%   6.65%    5.49%
FIVE YEAR...............................  2.27    2.02    1.87     3.09
TEN YEAR................................  7.59    7.34*   7.18*    7.98

* Since inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $10,000 INVESTMENT

[CHART]

                                                                                        Lehman Brothers
                                                                                        Int.Govt/Corp.
                                                         Fund   Composite Index S&P 500   Bond Index
                          -                             ------- --------------- ------- ---------------
7/1/1993............................................... $10,000     $10,000     $10,000     $10,000
                                                        $10,309     $10,290     $10,370     $10,196
                                                        $ 9,817     $10,305     $10,478     $10,009
                                                        $11,804     $12,982     $14,348     $11,465
                                                        $13,469     $15,262     $18,343     $12,132
                                                        $15,797     $18,054     $23,571     $12,899
                                                        $18,473     $21,175     $29,154     $14,043
                                                        $21,079     $23,713     $35,245     $14,200
                                                        $21,918     $24,024     $33,755     $15,304
                                                        $21,017     $23,554     $29,633     $17,077
                                                        $19,491     $22,057     $25,938     $14,431
                                                        $21,770     $24,441     $28,487     $19,281
                                                        $22,888     $26,501     $32,123     $19,903
11/30/2005............................................. $24,522     $27,957     $34,835     $20,228

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Composite Index for the Balanced Portfolio consists of 55 percent S&P 500, 40 percent Lehman Brothers Intermediate Government/Corporate Bond Index, and 5 percent 91-day Treasury bills.

PORTFOLIO MANAGERS

ROBERT MITCHELL

COLIN A. ROBERTSON

FUND FACTS (as of 11/30/05)

TICKER SYMBOL................................        BBALX
INCEPTION DATE
CLASS A SHARES...............................       7/1/93
CLASS C SHARES...............................     12/29/95
CLASS D SHARES...............................      2/20/96
TOTAL NET ASSETS............................. $134,938,025
NET ASSET VALUE
CLASS A SHARES............................... $      12.63
CLASS C SHARES...............................        12.63
CLASS D SHARES...............................        12.54

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EQUITY PORTFOLIOS  10  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                              EQUITY PORTFOLIOS
                                                                           ----



                      THIS PAGE INTENTIONALLY LEFT BLANK

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 11 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                        SMALL     SMALL
                                                          INTERNATIONAL INTERNATIONAL  COMPANY   COMPANY
                                                             GROWTH     EQUITY INDEX   GROWTH     INDEX
Amounts in thousands, except per share data                 PORTFOLIO     PORTFOLIO   PORTFOLIO PORTFOLIO
-------------------------------------------               ------------- ------------- --------- ---------
ASSETS:
Investments, at cost.....................................   $168,488      $118,858    $  8,360  $ 87,889
Investments, at value /(1)/..............................   $188,934      $127,945    $  9,291  $106,779
Cash.....................................................          1            --           1        --
Foreign currencies, at fair value (Cost: $3,583, $723)...      3,587           723          --        --
Interest income receivable...............................          4             2          --         8
Dividend income receivable...............................        294           227           1        52
Receivable for foreign tax withheld......................        134            68          --        --
Receivable for securities sold...........................      6,341           673          --       167
Receivable for variation margin on futures contracts.....         --            --          --        11
Receivable for fund shares sold..........................        188            12          --        --
Receivable from affiliated administrator.................         11            16          12        22
Unrealized gain on forward foreign currency exchange
  contracts..............................................         --            96          --        --
Prepaid and other assets.................................          2             2           3         2
Total Assets.............................................    199,496       129,764       9,308   107,041
                                                            --------      --------    --------  --------
LIABILITIES:
Cash overdraft...........................................         --             6          --        --
Unrealized loss on forward foreign currency exchange
  contracts..............................................         --           283          --        --
Payable upon return of securities loaned.................     21,752        13,172       2,071    33,039
Payable for securities purchased.........................      7,129           550          --       147
Payable for variation margin on futures contracts........         --            10          --        --
Payable for fund shares redeemed.........................         45             4          --        28
Payable to affiliates:
   Investment advisory fees..............................        112            24           5        12
   Co-administration fees................................         21            14           1         6
   Custody and accounting fees...........................         16            10           2         9
   Transfer agent fees...................................          1             1          --         1
Accrued other liabilities................................         18             9           9        10
Total Liabilities........................................     29,094        14,083       2,088    33,252
                                                            --------      --------    --------  --------
Net Assets...............................................   $170,402      $115,681    $  7,220  $ 73,789
                                                            --------      --------    --------  --------
ANALYSIS OF NET ASSETS:
Capital stock............................................   $169,643      $103,331    $ 25,903  $ 94,185
Undistributed net investment income......................      1,330         1,942           3       825
Accumulated undistributed net realized gain (loss).......    (21,009)        1,436     (19,617)  (40,194)
Net unrealized appreciation..............................     20,438         8,972         931    18,973
                                                            --------      --------    --------  --------
Net Assets...............................................   $170,402      $115,681    $  7,220  $ 73,789
                                                            --------      --------    --------  --------
Net Assets:
   Class A...............................................   $169,921      $115,608    $  7,200  $ 73,416
   Class C...............................................         --            --          --        --
   Class D...............................................        481            73          20       373
Total Shares Outstanding (no par value), Unlimited Shares
  Authorized:
   Class A...............................................     16,483         9,165         789     4,857
   Class C...............................................         --            --          --        --
   Class D...............................................         47             6           2        25
Net Asset Value, Redemption and Offering Price Per Share:
   Class A...............................................   $  10.31      $  12.61    $   9.13  $  15.12
   Class C...............................................         --            --          --        --
   Class D...............................................      10.32         12.26        9.00     14.89

/(1)/ Amounts include value of securities loaned of $20,794, $12,661, $2,272, $32,258, $4,266, $8,056, $2,844, $80,391 and $20,518, respectively.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  12  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

 MID CAP   FOCUSED  DIVERSIFIED  EQUITY
 GROWTH    GROWTH     GROWTH      INDEX   BALANCED
PORTFOLIO PORTFOLIO  PORTFOLIO  PORTFOLIO PORTFOLIO
--------- --------- ----------- --------- ---------
 $23,716  $150,400    $36,037   $705,630  $142,963
 $26,617  $165,930    $40,878   $863,245  $153,988
       1         1          1         --         1
      --        --         --         --        --
      --        --         --          5       314
      10       193         73      1,767       175
      --        --         --         --        --
     692     2,746         --         66       949
      --        --         --         --        --
      13       181         --         54       126
      15         8          5         33         3
      --        --         --         --        --
       2         2          2          7         2
  27,350   169,061     40,959    865,177   155,558
 -------  --------    -------   --------  --------
      --        --         --          1        --
      --        --         --         --        --
   4,203     8,296      2,614     82,488    19,563
     674     1,588         --         --       908
      --        --         --         82        --
      --         9         19        345        56
      15        97         20         64        55
       2        13          3         64        11
       3         3          3         11         3
       1         2         --          9         1
      10        49         10        102        23
   4,908    10,057      2,669     83,166    20,620
 -------  --------    -------   --------  --------
 $22,442  $159,004    $38,290   $782,011  $134,938
 -------  --------    -------   --------  --------
 $26,696  $192,605    $30,199   $635,258  $119,987
      --       431        251        619        98
  (7,155)  (49,562)     2,999    (11,976)    3,828
   2,901    15,530      4,841    158,110    11,025
 -------  --------    -------   --------  --------
 $22,442  $159,004    $38,290   $782,011  $134,938
 -------  --------    -------   --------  --------
 $16,998  $150,994    $38,154   $746,734  $130,166
   5,300     7,779         --     24,892     4,518
     144       231        136     10,385       254
   1,473    12,118      4,598     47,003    10,306
     464       636         --      1,574       358
      13        20         17        657        20
 $ 11.54  $  12.46    $  8.30   $  15.89  $  12.63
   11.41     12.23         --      15.82     12.63
   11.32     11.90       7.95      15.79     12.54

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   13  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

STATEMENTS OF OPERATIONS

                                                                                                 SMALL     SMALL
                                                               INTERNATIONAL   INTERNATIONAL    COMPANY   COMPANY
                                                                  GROWTH       EQUITY INDEX     GROWTH     INDEX
Amounts in thousands                                             PORTFOLIO       PORTFOLIO     PORTFOLIO PORTFOLIO
--------------------                                           -------------   -------------   --------- ---------
INVESTMENT INCOME:
Dividend income...............................................    $ 4,427        $  2,389       $   22    $   891
Interest income...............................................         18             127            9         37
Net income from securities loaned.............................         81              28            3         85
   Total Investment Income....................................     4,526 /(1)/     2,544 /(2)/      34      1,013
                                                                  -------        --------       ------    -------
EXPENSES :
Investment advisory fees......................................      1,545             255           83        161
Co-administration fees........................................        257             139            9         71
Custody and accounting fees...................................        191             118           33         99
Transfer agent fees...........................................         18               9            1          8
Registration fees.............................................         26              29           33         26
Printing fees.................................................          8               8            7          8
Professional fees.............................................          5               5            3          5
Shareholder servicing fees....................................          1              --           --          1
Trustee fees and expenses.....................................          6               6            6          6
Other.........................................................         19              31           11         10
Total Expenses:...............................................      2,076             600          186        395
                                                                  -------        --------       ------    -------
   Less voluntary waivers of investment advisory fees.........       (172)            (24)         (13)       (19)
   Less expenses reimbursed by administrator..................        (74)           (149)         (92)      (154)
   Less custodian credits.....................................         --              (2)          --         --
   Net Expenses...............................................      1,830             425           81        222
                                                                  -------        --------       ------    -------
Net Investment Income (Loss)..................................      2,696           2,119          (47)       791
                                                                  -------        --------       ------    -------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
   Investments................................................     21,564          20,000        1,842      8,900
   Options....................................................         --              --           --         --
   Futures contracts..........................................        163           1,075           --         66
   Foreign currency transactions..............................       (458)           (101)          --         --
Net change in unrealized appreciation (depreciation) on:
   Investments................................................     (5,880)        (12,677)        (801)    (4,481)
   Futures contracts..........................................         --              49           --        (30)
   Foreign currency transactions and forward foreign currency
     exchange contracts.......................................        (65)           (416)          --         --
   Translation of other assets and liabilities denominated in
     foreign currencies.......................................        (28)            (20)          --         --
   Net Gains on Investments and Foreign Currency..............     15,296           7,910        1,041      4,455
                                                                  -------        --------       ------    -------
Net Increase in Net Assets Resulting from Operations..........    $17,992        $ 10,029       $  994    $ 5,246
                                                                  -------        --------       ------    -------

/(1)/ Net of $416 in non-reclaimable foreign withholding taxes.

/(2)/ Net of $242 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  14  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                    FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2005

 MID CAP   FOCUSED  DIVERSIFIED    EQUITY
 GROWTH    GROWTH     GROWTH        INDEX    BALANCED
PORTFOLIO PORTFOLIO  PORTFOLIO    PORTFOLIO  PORTFOLIO
--------- --------- -----------   --------- ---------
 $  107    $ 1,807    $  543       $14,235   $1,301
     20        193        11           251    2,059
      7          9         2            65       29
    134      2,009       556/(3)/   14,551    3,389/(4)/
 ------    -------    ------       -------   ------
    233      1,523       296         1,522      809
     26        179        39           761      135
     34         40        31           129       41
      7         31         4           114       18
     34         26        25            31       26
      7          7         8            23        8
      5          5         5            15        5
      8         23         1            65        8
      6          6         6            17        6
     12         11        14            27       13
 ------    -------    ------       -------   ------
    372      1,851       429         2,704    1,069
    (26)      (179)      (40)         (761)    (135)
    (96)       (92)      (84)         (242)     (95)
     --         (3)       --            --       (1)
    250      1,577       305         1,701      838
 ------    -------    ------       -------   ------
   (116)       432       251        12,850    2,551
 ------    -------    ------       -------   ------
  3,650     17,793     3,634        20,099    4,186
     --         --        17            --       35
     --         --        --           722       --
     --         --        --            --       --
   (940)    (6,381)      (23)       28,275    2,434
     --         --        --           (49)      --
     --         --        --            --       --
     --         --        --            --       --
  2,710     11,412     3,628        49,047    6,655
 ------    -------    ------       -------   ------
 $2,594    $11,844    $3,879       $61,897   $9,206
 ------    -------    ------       -------   ------

/(3)/ Net of $1 in non-reclaimable foreign withholding taxes.

/(4)/ Net of $2 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   15  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                SMALL
                                                                      INTERNATIONAL      INTERNATIONAL         COMPANY
                                                                         GROWTH           EQUITY INDEX          GROWTH
                                                                        PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                                   ------------------  -----------------  -----------------
Amounts in thousands                                                 2005      2004      2005      2004     2005     2004
--------------------                                               --------  --------  --------  -------  -------  --------
OPERATIONS:
Net investment income (loss)...................................... $  2,696  $  1,377  $  2,119  $ 1,314  $   (47) $    (72)
Net realized gains................................................   21,269    27,687    20,974    1,654    1,842     4,886
Net change in unrealized appreciation (depreciation)..............   (5,973)      386   (13,064)  11,918     (801)   (5,930)
   Net Increase (Decrease) in Net Assets Resulting from
     Operations...................................................   17,992    29,450    10,029   14,886      994    (1,116)
                                                                   --------  --------  --------  -------  -------  --------
CAPITAL TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share
  transactions....................................................   (8,678)     (404)   28,256    7,147   (4,576)  (21,708)
Net increase (decrease) in net assets resulting from Class C share
  transactions....................................................       --        --        --       --       --        --
Net increase (decrease) in net assets resulting from Class D share
  transactions....................................................       66        10       (69)      31       (9)      (29)
   Net Increase (Decrease) in Net Assets Resulting from Capital
     Transactions.................................................   (8,612)     (394)   28,187    7,178   (4,585)  (21,737)
                                                                   --------  --------  --------  -------  -------  --------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income........................................   (1,997)     (973)   (1,637)  (2,281)      --        --
From net realized gains...........................................       --        --        --       --       --        --
   Total Distributions to Class A shareholders....................   (1,997)     (973)   (1,637)  (2,281)      --        --
                                                                   --------  --------  --------  -------  -------  --------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income........................................       --        --        --       --       --        --
From net realized gains...........................................       --        --        --       --       --        --
   Total Distributions to Class C shareholders....................       --        --        --       --       --        --
                                                                   --------  --------  --------  -------  -------  --------
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income........................................       (3)       --        (2)      (3)      --        --
From net realized gains...........................................       --        --        --       --       --        --
   Total Distributions to Class D shareholders....................       (3)       --        (2)      (3)      --        --
                                                                   --------  --------  --------  -------  -------  --------
Total Increase (Decrease) in Net Assets...........................    7,380    28,083    36,577   19,780   (3,591)  (22,853)
NET ASSETS:
Beginning of year.................................................  163,022   134,939    79,104   59,324   10,811    33,664
End of year....................................................... $170,402  $163,022  $115,681  $79,104  $ 7,220  $ 10,811
                                                                   --------  --------  --------  -------  -------  --------
Undistributed Net Investment Income............................... $  1,330  $  1,092  $  1,942  $ 1,047  $     3  $     --
                                                                   --------  --------  --------  -------  -------  --------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  16  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEARS ENDED NOVEMBER 30,

      SMALL            MID CAP            FOCUSED           DIVERSIFIED           EQUITY
  COMPANY INDEX        GROWTH             GROWTH              GROWTH               INDEX             BALANCED
    PORTFOLIO         PORTFOLIO          PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO
----------------- ----------------  ------------------  ------------------  ------------------  ------------------
  2005     2004     2005     2004     2005      2004      2005      2004      2005      2004      2005      2004
 ----    -------  -------  -------  --------  --------  --------  --------  --------  --------  --------  --------
$   791  $   712  $  (116) $  (157) $    432  $  1,070  $    251  $    336  $ 12,850  $ 13,133  $  2,551  $  2,192
  8,966    7,447    3,650    2,579    17,793    19,172     3,651     6,376    20,821     5,952     4,221     5,667
 (4,511)   3,616     (940)  (1,106)   (6,381)  (12,841)      (23)   (2,859)   28,226    67,469     2,434    (1,234)
  5,246   11,775    2,594    1,316    11,844     7,401     3,879     3,853    61,897    86,554     9,206     6,625
-------  -------  -------  -------  --------  --------  --------  --------  --------  --------  --------  --------
 (8,808)  (7,647)  (9,284)  (4,489)  (42,324)  (33,408)  (10,349)  (18,124)   15,465   (13,179)   (3,508)   (5,683)
     --       --      740      753    (9,014)     (786)       --        --   (15,098)    7,456      (669)    3,711
     32      141     (338)     164    (1,163)     (492)     (404)       45    (2,537)    3,908      (243)      139
 (8,776)  (7,506)  (8,882)  (3,572)  (52,501)  (34,686)  (10,753)  (18,079)   (2,170)   (1,815)   (4,420)   (1,833)
-------  -------  -------  -------  --------  --------  --------  --------  --------  --------  --------  --------
   (499)    (983)      --       --    (1,015)       --      (325)     (310)  (12,162)  (12,098)   (2,461)   (2,034)
     --       --       --       --        --        --        --        --    (9,193)     (380)   (1,047)       --
   (499)    (983)      --       --    (1,015)       --      (325)     (310)  (21,355)  (12,478)   (3,508)   (2,034)
-------  -------  -------  -------  --------  --------  --------  --------  --------  --------  --------  --------
     --       --       --       --       (53)       --        --        --      (355)     (526)      (82)      (66)
     --       --       --       --        --        --        --        --      (316)      (16)      (41)       --
     --       --       --       --       (53)       --        --        --      (671)     (542)     (123)      (66)
-------  -------  -------  -------  --------  --------  --------  --------  --------  --------  --------  --------
     (2)      (1)      --       --        (3)       --        (2)       (1)     (137)     (166)       (4)       (6)
     --       --       --       --        --        --        --        --      (159)       (4)       (4)       --
     (2)      (1)      --       --        (3)       --        (2)       (1)     (296)     (170)       (8)       (6)
-------  -------  -------  -------  --------  --------  --------  --------  --------  --------  --------  --------
 (4,031)   3,285   (6,288)  (2,256)  (41,728)  (27,285)   (7,201)  (14,537)   37,405    71,549     1,147     2,686
 77,820   74,535   28,730   30,986   200,732   228,017    45,491    60,028   744,606   673,057   133,791   131,105
$73,789  $77,820  $22,442  $28,730  $159,004  $200,732  $ 38,290  $ 45,491  $782,011  $744,606  $134,938  $133,791
-------  -------  -------  -------  --------  --------  --------  --------  --------  --------  --------  --------
$   825  $   683  $    --  $    --  $    431  $  1,070  $    251  $    327  $    619  $    482  $     98  $     92
-------  -------  -------  -------  --------  --------  --------  --------  --------  --------  --------  --------

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   17  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS

INTERNATIONAL GROWTH PORTFOLIO

                                                                            CLASS A
                                                   ---------------------------------------------------------
Selected per share data                                 2005         2004    2003/(5)/    2002       2001
-----------------------                            --------        --------  --------  --------   --------
Net Asset Value, Beginning of Year................ $   9.44        $   7.78  $   6.33  $   7.23   $  11.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.............................     0.16            0.08      0.07      0.07       0.09
Net realized and unrealized gains (losses)........     0.82            1.63      1.43     (0.93)     (2.31)
   Total from Investment Operations...............     0.98            1.71      1.50     (0.86)     (2.22)
                                                   --------        --------  --------  --------   --------
LESS DISTRIBUTIONS PAID:
   From net investment income /(1)/...............    (0.11)          (0.05)    (0.05)    (0.04)     (0.25)
   From net realized gains........................       --              --        --        --      (1.52)
       Total Distributions Paid...................    (0.11)          (0.05)    (0.05)    (0.04)     (1.77)
                                                   --------        --------  --------  --------   --------
Net Asset Value, End of Year...................... $  10.31        $   9.44  $   7.78  $   6.33   $   7.23
                                                   --------        --------  --------  --------   --------
Total Return /(2)/................................    10.54%          22.14%    24.05%   (12.01)%   (23.51)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year............. $169,921        $162,643  $134,636  $124,966   $123,520
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements....     1.07% /(4)/     1.06%     1.06%     1.06%      1.06%
   Expenses, before waivers and reimbursements....     1.21%           1.21%     1.21%     1.24%      1.33%
   Net investment income, net of waivers and
     reimbursements...............................     1.57%           0.92%     1.01%     0.87%      0.39%
   Net investment income, before waivers and
     reimbursements...............................     1.43%           0.77%     0.86%     0.69%      0.12%
Portfolio Turnover Rate...........................    85.60%          93.81%    87.13%   215.34%    237.21%

                                                                         CLASS D
                                                   ----------------------------------------------------
Selected per share data                                2005       2004   2003 /(5)/   2002    2001 /(6)/
-----------------------                            ------        ------  ---------  -------   ---------
Net Asset Value, Beginning of Period.............. $ 9.43        $ 7.77   $ 6.30    $  7.22    $  8.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.............................   0.09          0.07     0.01       0.05         --
Net realized and unrealized gains (losses)........   0.87          1.60     1.47      (0.94)     (0.78)
   Total from Investment Operations...............   0.96          1.67     1.48      (0.89)     (0.78)
                                                   ------        ------   ------    -------    -------
LESS DISTRIBUTIONS PAID:
   From net investment income /(1)/...............  (0.07)        (0.01)   (0.01)     (0.03)        --
       Total Distributions Paid...................  (0.07)        (0.01)   (0.01)     (0.03)        --
                                                   ------        ------   ------    -------    -------
Net Asset Value, End of Period.................... $10.32        $ 9.43   $ 7.77    $  6.30    $  7.22
                                                   ------        ------   ------    -------    -------
Total Return /(2)/................................  10.22%        21.48%   23.54%    (12.39)%    (9.75)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period........... $  481        $  379   $  303    $ 1,352    $ 1,817
Ratio to average net assets of: /(3)/
   Expenses, net of waivers and reimbursements....   1.46% /(4)/   1.45%    1.45%      1.45%      1.45%
   Expenses, before waivers and reimbursements....   1.60%         1.60%    1.60%      1.63%      1.72%
   Net investment income, net of waivers and
     reimbursements...............................   1.18%         0.53%    0.62%      0.48%      0.00%
   Net investment income (loss), before waivers
     and reimbursements...........................   1.04%         0.38%    0.47%      0.30%     (0.27)%
Portfolio Turnover Rate...........................  85.60%        93.81%   87.13%    215.34%    237.21%

/(1)/ Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

/(2)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

/(3)/  Annualized for periods less than one year.

/(4)/ Expense ratios, net of waivers and reimbursements, for the year would have been 1.06% and 1.45% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

/(5)/ Financial highlights for the year ended were calculated using the average shares outstanding method.

/(6)/  Shares were reintroduced on June 15, 2001.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  18  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                               FOR THE FISCAL YEAR OR PERIOD ENDED NOVEMBER 30,

INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                             CLASS A
                                                   -----------------------------------------------------------
Selected per share data                              2005 /(3)/    2004 /(3)/   2003   2002 /(3)/     2001
-----------------------                            ---------       ---------  -------  ---------  -------
Net Asset Value, Beginning of Year................ $  11.41         $  9.48   $  7.77   $  9.00   $ 11.40
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.............................     0.27            0.28      0.24      0.13      0.12
Net realized and unrealized gains (losses)........     1.13            2.01      1.60     (1.26)    (2.24)
   Total from Investment Operations...............     1.40            2.29      1.84     (1.13)    (2.12)
                                                   --------         -------   -------   -------   -------
LESS DISTRIBUTIONS PAID:
   From net investment income /(1)/...............    (0.20)          (0.36)    (0.13)    (0.08)    (0.13)
   From net realized gains........................       --              --        --     (0.02)    (0.15)
       Total Distributions Paid...................    (0.20)          (0.36)    (0.13)    (0.10)    (0.28)
                                                   --------         -------   -------   -------   -------
Net Asset Value, End of Year...................... $  12.61         $ 11.41   $  9.48   $  7.77   $  9.00
                                                   --------         -------   -------   -------   -------
Total Return /(2)/................................    12.45%          24.96%    24.22%   (12.71)%  (19.10)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year............. $115,608         $78,968   $59,240   $80,939   $89,005
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements....     0.46% /(4)/     0.51%     0.51%     0.51%     0.55%/(5)/
   Expenses, before waivers and reimbursements....     0.65%           0.73%     0.70%     0.74%     0.94%
   Net investment income, net of waivers and
     reimbursements...............................     2.29%           1.92%     2.14%     1.57%     1.16%
   Net investment income, before waivers and
     reimbursements...............................     2.10%           1.70%     1.95%     1.34%     0.77%
Portfolio Turnover Rate...........................   110.54%           9.80%    54.71%    32.10%    24.92%

                                                                            CLASS D
                                                   ---------------------------------------------------------
Selected per share data                              2005 /(3)/    2004 /(3)/  2003   2002/(3)/     2001
-----------------------                            ---------       ---------  ------  --------  -------
Net Asset Value, Beginning of Year................  $ 11.12         $ 9.26    $ 7.66  $  8.80   $ 11.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.............................     0.18           0.24      0.12     0.06      0.07
Net realized and unrealized gains (losses)........     1.12           1.95      1.60    (1.14)    (2.27)
   Total from Investment Operations...............     1.30           2.19      1.72    (1.08)    (2.20)
                                                    -------         ------    ------  -------   -------
LESS DISTRIBUTIONS PAID:
   From net investment income /(1)/...............    (0.16)         (0.33)    (0.12)   (0.04)    (0.08)
   From net realized gains........................       --             --        --    (0.02)    (0.15)
       Total Distributions Paid...................    (0.16)         (0.33)    (0.12)   (0.06)    (0.23)
                                                    -------         ------    ------  -------   -------
Net Asset Value, End of Year......................  $ 12.26         $11.12    $ 9.26  $  7.66   $  8.80
                                                    -------         ------    ------  -------   -------
Total Return /(2)/                                    11.85%         24.38%    22.98%  (12.37)%  (20.01)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year.............  $    73         $  136    $   84  $    70   $    10
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements....     0.85% /(4)/    0.90%     0.90%    0.90%     0.94%/(5)/
   Expenses, before waivers and reimbursements....     1.04%          1.12%     1.09%    1.13%     1.33%
   Net investment income, net of waivers and
     reimbursements...............................     1.90%          1.53%     1.75%    1.18%     0.77%
   Net investment income, before waivers and
     reimbursements...............................     1.71%          1.31%     1.56%    0.95%     0.38%
Portfolio Turnover Rate...........................   110.54%          9.80%    54.71%   32.10%    24.92%

/(1)/ Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

/(2)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

/(3)/ Financial highlights for the years ended were calculated using the average shares outstanding method.

/(4)/ Effective 3/1/05, the expense cap decreased from 0.51% to 0.41% and from 0.90% to 0.80% for Class A and Class D, respectively. Expense ratios, net of waivers and reimbursements, for the year would have been 0.44% and 0.83% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

/(5)/ Expense ratios, net of waivers and reimbursements, for the year would have been 0.51% and 0.90% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   19  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SMALL COMPANY GROWTH PORTFOLIO

                                                                                CLASS A
                                                   -----------------------------------------------------------
Selected per share data                             2005 /(3)/    2004 /(3)/      2003    2002 /(3)(5)/     2001
-----------------------                            ---------     ---------      -------   ------------  -------
Net Asset Value, Beginning of Year................  $ 8.15        $  8.17       $  6.19     $  7.51     $  9.42
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss...............................   (0.05)         (0.05)        (0.05)      (0.04)      (0.03)
Net realized and unrealized gains (losses)........    1.03           0.03          2.03       (1.28)      (1.88)
   Total from Investment Operations...............    0.98          (0.02)         1.98       (1.32)      (1.91)
                                                    ------        -------       -------     -------     -------
LESS DISTRIBUTIONS PAID:
   From net investment income.....................      --             --            --          --          --
       Total Distributions Paid...................      --             --            --          --          --
                                                    ------        -------       -------     -------     -------
Net Asset Value, End of Year......................  $ 9.13        $  8.15       $  8.17     $  6.19     $  7.51
                                                    ------        -------       -------     -------     -------
Total Return /(1)/................................   12.02%         (0.25)%       31.99%     (17.57)%    (20.28)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year.............  $7,200        $10,785       $33,608     $29,211     $35,253
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements....    0.92%/(4)/     0.92%/(4)/    0.91%       0.91%       0.92%/(4)/
   Expenses, before waivers and reimbursements....    2.12%          1.57%         1.35%       1.33%       1.63%
   Net investment loss, net of waivers and
     reimbursements...............................   (0.54)%        (0.34)%       (0.61)%     (0.66)%     (0.44)%
   Net investment loss, before waivers and
     reimbursements...............................   (1.74)%        (0.99)%       (1.05)%     (1.08)%     (1.15)%
Portfolio Turnover Rate...........................   85.43%        286.92%       263.21%     306.37%     499.84%

                                                                         CLASS D
                                                   -------------------------------------------------
Selected per share data                             2005 /(3)/    2004 /(3)/      2003    2002 /(3)(6)/
-----------------------                            ---------     ---------      -------   ------------
Net Asset Value, Beginning of Period..............  $ 8.06        $  8.11       $  6.17     $  7.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss...............................   (0.08)         (0.07)        (0.07)      (0.07)
Net realized and unrealized gains (losses)........    1.02           0.02          2.01       (0.99)
   Total from Investment Operations...............    0.94          (0.05)         1.94       (1.06)
                                                    ------        -------       -------     -------
Net Asset Value, End of Period....................  $ 9.00        $  8.06       $  8.11     $  6.17
                                                    ------        -------       -------     -------
Total Return /(1)/................................   11.66%         (0.62)%       31.44%     (14.66)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period...........  $   20        $    26       $    56     $    29
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements....    1.31%/(4)/     1.31%/(4)/    1.30%       1.30%
   Expenses, before waivers and reimbursements....    2.51%          1.96%         1.74%       1.72%
   Net investment loss, net of waivers and
     reimbursements...............................   (0.93)%        (0.73)%       (1.00)%     (1.05)%
   Net investment loss, before waivers and
     reimbursements...............................   (2.13)%        (1.38)%       (1.44)%     (1.47)%
Portfolio Turnover Rate...........................   85.43%        286.92%       263.21%     306.37%

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

/(2)/  Annualized for periods less than one year.

/(3)/ Financial highlights for the periods ended were calculated using the average shares outstanding method.

/(4)/ Expense ratios, net of waivers and reimbursements, for the years would have been 0.91% and 1.30% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

/(5)/  Distributions from net investment income were less than $0.01 per share.

/(6)/ For the period June 13, 2002 (commencement of operations) through November 30, 2002.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  20  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                              FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

SMALL COMPANY INDEX PORTFOLIO

                                                                                 CLASS A
                                                             ----------------------------------------------
Selected per share data                                        2005   2004/(2)/ 2003/(2)/ 2002/(2)/    2001
-----------------------                                      -------  --------  --------  --------   --------
Net Asset Value, Beginning of Year.......................... $ 14.08  $ 12.17   $  9.04   $  10.23   $  11.38
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.......................................    0.18     0.12      0.10       0.10       0.12
Net realized and unrealized gains (losses)..................    0.95     1.95      3.12      (1.18)      0.40
   Total from Investment Operations.........................    1.13     2.07      3.22      (1.08)      0.52
                                                             -------  -------   -------   --------   --------
LESS DISTRIBUTIONS PAID:
   From net investment income...............................   (0.09)   (0.16)    (0.09)     (0.11)     (0.14)
   From net realized gains..................................      --       --        --         --      (1.53)
       Total Distributions Paid.............................   (0.09)   (0.16)    (0.09)     (0.11)     (1.67)
                                                             -------  -------   -------   --------   --------
Net Asset Value, End of Year                                 $ 15.12  $ 14.08   $ 12.17   $   9.04   $  10.23
                                                             -------  -------   -------   --------   --------
Total Return /(1)/                                              8.08%   17.23%    36.11%    (10.71)%     4.76%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year....................... $73,416  $77,506   $74,400   $165,559   $317,330
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements..............    0.31%    0.31%     0.31%      0.31%      0.31%
   Expenses, before waivers and reimbursements..............    0.55%    0.59%     0.64%      0.59%      0.63%
   Net investment income, net of waivers and reimbursements.    1.11%    0.96%     1.12%      1.07%      1.30%
   Net investment income, before waivers and reimbursements.    0.87%    0.68%     0.79%      0.79%      0.98%
Portfolio Turnover Rate.....................................   33.95%   23.36%    24.61%     30.29%     39.63%

                                                                               CLASS D
                                                             -------------------------------------------
Selected per share data                                       2005   2004/(2)/ 2003/(2)/ 2002/(2)/ 2001/(2)/
-----------------------                                      ------  --------  --------  --------  --------
Net Asset Value, Beginning of Year.......................... $13.87   $11.98    $ 8.92   $ 10.07    $11.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.......................................   0.10     0.07      0.06      0.05      0.22
Net realized and unrealized gains (losses)..................   0.97     1.95      3.07     (1.13)     0.23
   Total from Investment Operations.........................   1.07     2.02      3.13     (1.08)     0.45
                                                             ------   ------    ------   -------    ------
LESS DISTRIBUTIONS PAID:
   From net investment income...............................  (0.05)   (0.13)    (0.07)    (0.07)    (0.05)
   From net realized gains..................................     --       --        --        --     (1.53)
       Total Distributions Paid.............................  (0.05)   (0.13)    (0.07)    (0.07)    (1.58)
                                                             ------   ------    ------   -------    ------
Net Asset Value, End of Year................................ $14.89   $13.87    $11.98   $  8.92    $10.07
                                                             ------   ------    ------   -------    ------
Total Return /(1)/..........................................   7.71%   17.00%    35.40%   (10.87)%    4.18%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year....................... $  373   $  314    $  135   $    93    $   62
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements..............   0.70%    0.70%     0.70%     0.70%     0.70%
   Expenses, before waivers and reimbursements..............   0.94%    0.98%     1.03%     0.98%     1.02%
   Net investment income, net of waivers and reimbursements.   0.72%    0.57%     0.73%     0.68%     0.91%
   Net investment income, before waivers and reimbursements.   0.48%    0.29%     0.40%     0.40%     0.59%
Portfolio Turnover Rate.....................................  33.95%   23.36%    24.61%    30.29%    39.63%

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

/(2)/ Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   21  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

MID CAP GROWTH PORTFOLIO

                                                                                        CLASS A
                                                           -----------------------------------------------------------
Selected per share data                                     2005 /(3)/    2004 /(3)/ 2003 /(3)/  2002 /(3)/        2001
-----------------------                                    ---------      ---------  ---------  ---------      -------
Net Asset Value, Beginning of Year........................  $ 10.41        $  9.96    $  7.94    $  8.96       $ 10.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss.......................................    (0.06)         (0.05)     (0.05)     (0.05)        (0.04)
Net realized and unrealized gains (losses)................     1.19           0.50       2.07      (0.97)        (1.33)
   Total from Investment Operations.......................     1.13           0.45       2.02      (1.02)        (1.37)
                                                            -------        -------    -------    -------       -------
Net Asset Value, End of Year..............................  $ 11.54        $ 10.41    $  9.96    $  7.94       $  8.96
                                                            -------        -------    -------    -------       -------
Total Return /(1)/                                            10.85%          4.52%     25.44%    (11.38)%      (13.26)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year.....................  $16,998        $24,204    $27,536    $26,288       $34,083
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements............     0.92%/(4)/     0.91%      0.91%      0.93%/(4)/    0.94%/(4)/
   Expenses, before waivers and reimbursements............     1.39%          1.36%      1.30%      1.29%         1.59%
   Net investment loss, net of waivers and reimbursements.    (0.41)%        (0.54)%    (0.57)%    (0.54)%       (0.49)%
   Net investment loss, before waivers and reimbursements.    (0.88)%        (0.99)%    (0.96)%    (0.90)%       (1.14)%
Portfolio Turnover Rate...................................    98.76%        150.69%    236.64%    153.80%       220.85%

                                                                                        CLASS C
                                                           -----------------------------------------------------------
Selected per share data                                     2005 /(3)/   2004 /(3)/ 2003 /(3)/  2002 /(3)/     2001 /(5)/
-----------------------                                    ---------     ---------  ---------  ---------      ---------
Net Asset Value, Beginning of Period......................  $10.32        $  9.90    $  7.90    $  8.94        $  8.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss.......................................   (0.06)         (0.08)     (0.07)     (0.07)         (0.02)
Net realized and unrealized gains (losses)................    1.15           0.50       2.07      (0.97)          0.37
   Total from Investment Operations.......................    1.09           0.42       2.00      (1.04)          0.35
                                                            ------        -------    -------    -------        -------
Net Asset Value, End of Period............................  $11.41        $ 10.32    $  9.90    $  7.90        $  8.94
                                                            ------        -------    -------    -------        -------
Total Return /(1)/                                           10.56%          4.24%     25.32%    (11.63)%         4.07%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period...................  $5,300        $ 4,083    $ 3,186    $ 1,146        $   946
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements............    1.16%/(4)/     1.15%      1.15%      1.17%/(4)/     1.18%/(4)/
   Expenses, before waivers and reimbursements............    1.63%          1.60%      1.54%      1.53%          1.83%
   Net investment loss, net of waivers and reimbursements.   (0.65)%        (0.78)%    (0.81)%    (0.78)%        (0.73)%
   Net investment loss, before waivers and reimbursements.   (1.12)%        (1.23)%    (1.20)%    (1.14)%        (1.38)%
Portfolio Turnover Rate...................................   98.76%        150.69%    236.64%    153.80%        220.85%

/(1) /Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.

/(2)/  Annualized for periods less than one year.

/(3)/ Financial highlights for the years ended were calculated using the average shares outstanding method.

/(4)/ Expense ratios, net of waivers and reimbursements, for the periods would have been 0.91% and 1.15% for Class A and Class C, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

/(5)/For the period April 4, 2001 (commencement of operations) through November 30, 2001.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  22  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                             FOR THE FISCAL YEARS OR PERIODS ENDED NOVEMBER 30,

MID CAP GROWTH PORTFOLIO

                                                                                        CLASS D
                                                           -----------------------------------------------------------
Selected per share data                                     2005 /(3)/   2004 /(3)/ 2003 /(3)/  2002 /(3)/     2001 /(5)/
-----------------------                                    ---------     ---------  ---------  ---------      ---------
Net Asset Value, Beginning of Period......................  $10.25        $  9.85    $  7.88    $  8.93        $ 11.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss.......................................   (0.10)         (0.09)     (0.08)     (0.08)         (0.07)
Net realized and unrealized gains (losses)................    1.17           0.49       2.05      (0.97)         (2.06)
   Total from Investment Operations.......................    1.07           0.40       1.97      (1.05)         (2.13)
                                                            ------        -------    -------    -------        -------
Net Asset Value, End of Period............................  $11.32        $ 10.25    $  9.85    $  7.88        $  8.93
                                                            ------        -------    -------    -------        -------
Total Return /(1)/                                           10.44%          4.06%     25.00%    (11.76)%       (19.26)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period...................  $  144        $   443    $   264    $   195        $   136
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements............    1.31%/(4)/     1.30%      1.30%      1.32%/(4)/     1.33%/(6)/
   Expenses, before waivers and reimbursements............    1.78%          1.75%      1.69%      1.68%          1.98%
   Net investment loss, net of waivers and reimbursements.   (0.80)%        (0.93)%    (0.96)%    (0.93)%        (0.88)%
   Net investment loss, before waivers and reimbursements.   (1.27)%        (1.38)%    (1.35)%    (1.29)%        (1.53)%
Portfolio Turnover Rate...................................   98.76%        150.69%    236.64%    153.80%        220.85%

/(1) /Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

/(2)/  Annualized for periods less than one year.

/(3)/ Financial highlights for the years ended were calculated using the average shares outstanding method.

/(4)/ Expense ratios, net of waivers and reimbursements, for the years would have been 1.30% for Class D, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

/(5)/ For the period January 29, 2001 (commencement of operations) through November 30, 2001.

/(6)/ Expense ratios, net of waivers and reimbursements, for the period would have been 1.32% for Class D, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   23  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FOCUSED GROWTH PORTFOLIO

                                                                                           CLASS A
                                                                    ----------------------------------------------------
Selected per share data                                             2005 /(2)/   2004    2003 /( 2)/ 2002 /( 2)/    2001
-----------------------                                             ---------  --------  ----------  ----------  --------
Net Asset Value, Beginning of Year................................. $  11.67   $  11.23   $  10.26    $  12.72   $  17.68
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).......................................     0.04       0.06         --       (0.02)      0.02
Net realized and unrealized gains (losses).........................     0.81       0.38       0.97       (2.44)     (3.33)
   Total from Investment Operations................................     0.85       0.44       0.97       (2.46)     (3.31)
LESS DISTRIBUTIONS PAID :
   From net investment income......................................    (0.06)        --         --          --         --
   From net realized gains.........................................       --         --         --          --      (1.65)
       Total Distributions Paid....................................    (0.06)        --         --          --      (1.65)
                                                                    --------   --------   --------    --------   --------
Net Asset Value, End of Year....................................... $  12.46   $  11.67   $  11.23    $  10.26   $  12.72
                                                                    --------   --------   --------    --------   --------
Total Return /(1)/                                                      7.35%      3.92%      9.45%     (19.34)%   (20.92)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year.............................. $150,994   $183,444   $210,064    $202,117   $247,114
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements.....................     0.86%      0.86%      0.86%       0.88%      0.91%
   Expenses, before waivers and reimbursements.....................     1.01%      1.01%      1.00%       1.09%      1.27%
   Net investment income (loss), net of waivers and reimbursements.     0.26%      0.52%     (0.03)%     (0.17)%    (0.07)%
   Net investment income (loss), before waivers and reimbursements.     0.11%      0.37%     (0.17)%     (0.38)%    (0.43)%
Portfolio Turnover Rate............................................   178.43%    189.01%    202.69%     148.40%    122.09%


                                                                         CLASS C
                                                   -------------------------------------------------
Selected per share data                            2005 /(2)/   2004   2003 /(2)/ 2002 /(2)/   2001
-----------------------                            ---------  -------  ---------  ---------  -------
Net Asset Value, Beginning of Year                  $ 11.45   $ 11.05   $ 10.12    $ 12.57   $ 17.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)......................       --      0.03        --      (0.05)    (0.02)
Net realized and unrealized gains (losses)........     0.82      0.37      0.93      (2.40)    (3.29)
   Total from Investment Operations...............     0.82      0.40      0.93      (2.45)    (3.31)
                                                    -------   -------   -------    -------   -------
LESS DISTRIBUTIONS PAID:
   From net investment income.....................    (0.04)       --        --         --        --
   From net realized gains........................       --        --        --         --     (1.65)
       Total Distributions Paid...................    (0.04)       --        --         --     (1.65)
                                                    -------   -------   -------    -------   -------
Net Asset Value, End of Year......................  $ 12.23   $ 11.45   $ 11.05    $ 10.12   $ 12.57
                                                    -------   -------   -------    -------   -------
Total Return /(1)/                                     7.16%     3.62%     9.30%    (19.57)%  (21.11)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year.............  $ 7,779   $15,926   $16,153    $ 7,247   $ 9,030
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements....     1.10%     1.10%     1.10%      1.12%     1.15%
   Expenses, before waivers and reimbursements....     1.25%     1.25%     1.24%      1.33%     1.51%
   Net investment income (loss), net of waivers
     and reimbursements...........................     0.02%     0.28%    (0.27)%    (0.41)%   (0.31)%
   Net investment income (loss), before waivers
     and reimbursements...........................    (0.13)%    0.13%    (0.41)%    (0.62)%   (0.67)%
Portfolio Turnover Rate...........................   178.43%   189.01%   202.69%    148.40%   122.09%

/(1) /Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

/(2)/ Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  24  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEARS ENDED NOVEMBER 30,

FOCUSED GROWTH PORTFOLIO

                                                                         CLASS D
                                                   --------------------------------------------------
Selected per share data                            2005 /(2)/   2004    2003 /(2)/ 2002 /(2)/   2001
-----------------------                            ---------  -------   ---------  ---------  -------
Net Asset Value, Beginning of Year................  $ 11.15   $ 10.78    $  9.89    $ 12.30   $ 17.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)......................    (0.02)     0.01      (0.01)     (0.06)     0.06
Net realized and unrealized gains (losses)........     0.79      0.36       0.90      (2.35)    (3.31)
   Total from Investment Operations...............     0.77      0.37       0.89      (2.41)    (3.25)
                                                    -------   -------    -------    -------   -------
LESS DISTRIBUTIONS PAID:
   From net investment income.....................    (0.02)       --         --         --        --
   From net realized gains........................       --        --         --         --     (1.65)
       Total Distributions Paid...................    (0.02)       --         --         --     (1.65)
                                                    -------   -------    -------    -------   -------
Net Asset Value, End of Year......................  $ 11.90   $ 11.15    $ 10.78    $  9.89   $ 12.30
                                                    -------   -------    -------    -------   -------
Total Return /(1)/                                     6.95%     3.43%      9.11%    (19.67)%  (21.18)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year.............  $   231   $ 1,362    $ 1,800    $   984   $   597
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements....     1.25%     1.25%      1.25%      1.27%     1.30%
   Expenses, before waivers and reimbursements....     1.40%     1.40%      1.39%      1.48%     1.66%
   Net investment income (loss), net of waivers
     and reimbursements...........................    (0.13)%    0.13%     (0.42)%    (0.56)%   (0.46)%
   Net investment loss, before waivers and
     reimbursements...............................    (0.28)%   (0.02)%    (0.56)%    (0.77)%   (0.82)%
Portfolio Turnover Rate...........................   178.43%   189.01%    202.69%    148.40%   122.09%

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

/(2)/ Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   25  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

DIVERSIFIED GROWTH PORTFOLIO

                                                                              CLASS A
                                                   ------------------------------------------------------------
Selected per share data                             2005 /(2)/        2004        2003       2002         2001
-----------------------                            ---------      -------       -------  -------       --------
Net Asset Value, Beginning of Year................  $  7.58       $  7.09       $  6.17  $  7.52       $  15.36
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.............................     0.05          0.06          0.04     0.04           0.03
Net realized and unrealized gains (losses)........     0.73          0.47          0.91    (1.36)         (1.52)
   Total from Investment Operations...............     0.78          0.53          0.95    (1.32)         (1.49)
                                                    -------       -------       -------  -------       --------
LESS DISTRIBUTIONS PAID:
   From net investment income.....................    (0.06)        (0.04)        (0.03)   (0.03)         (0.01)
   From net realized gains........................       --            --            --       --          (6.34)
       Total Distributions Paid...................    (0.06)        (0.04)        (0.03)   (0.03)         (6.35)
                                                    -------       -------       -------  -------       --------
Net Asset Value, End of Year......................  $  8.30       $  7.58       $  7.09  $  6.17       $   7.52
                                                    -------       -------       -------  -------       --------
Total Return /(1)/                                    10.33%         7.47%        15.58%  (17.62)%       (16.52)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year.............  $38,154       $44,967       $59,580  $66,371       $102,133
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements....     0.77%/(3)/    0.77%/(3)/    0.76%    0.73%/(4)/     0.66%
   Expenses, before waivers and reimbursements....     1.08%         1.03%         0.97%    0.97%          1.00%
   Net investment income, net of waivers and
     reimbursements...............................     0.64%         0.64%         0.53%    0.49%          0.41%
   Net investment income, before waivers and
     reimbursements...............................     0.33%         0.38%         0.32%    0.25%          0.07%
Portfolio Turnover Rate...........................    49.34%       102.83%       104.96%   55.31%         55.76%


                                                                              CLASS D
                                                   ------------------------------------------------------------
Selected per share data                             2005 /(2)/       2004        2003     2002 /(5)/      2001
-----------------------                            ---------     -------       -------   ---------      -------
Net Asset Value, Beginning of Year................  $ 7.27       $  6.81       $  5.93    $  7.23       $ 15.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.............................    0.01          0.04            --       0.03          0.12
Net realized and unrealized gains (losses)........    0.70          0.43          0.89      (1.33)        (1.57)
   Total from Investment Operations...............    0.71          0.47          0.89      (1.30)        (1.45)
                                                    ------       -------       -------    -------       -------
LESS DISTRIBUTIONS PAID:
   From net investment income.....................   (0.03)        (0.01)        (0.01)        --            --
   From net realized gains........................      --            --            --         --         (6.34)
       Total Distributions Paid...................   (0.03)        (0.01)        (0.01)        --         (6.34)
                                                    ------       -------       -------    -------       -------
Net Asset Value, End of Year......................  $ 7.95       $  7.27       $  6.81    $  5.93       $  7.23
                                                    ------       -------       -------    -------       -------
Total Return /(1)/                                    9.82%         6.99%        15.07%    (17.98)%      (16.69)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year.............  $  136       $   524       $   448    $   397       $   442
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements....    1.16%/(3)/    1.16%/(3)/    1.15%      1.12%/(4)/    1.05%
   Expenses, before waivers and reimbursements....    1.47%         1.42%         1.36%      1.36%         1.39%
   Net investment income, net of waivers and
     reimbursements...............................    0.25%         0.25%         0.14%      0.10%         0.02%
   Net investment loss, before waivers and
     reimbursements...............................   (0.06)%       (0.01)%       (0.07)%    (0.14)%       (0.32)%
Portfolio Turnover Rate...........................   49.34%       102.83%       104.96%     55.31%        55.76%

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

/(2)/ Financial highlights for the year ended were calculated using the average shares outstanding method.

/(3)/ Expense ratios, net of waivers and reimbursements, for the years would have been 0.76% and 1.15% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

/(4)/ Expense ratios, net of waivers and reimbursements, for the year would have been 0.72% and 1.11% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

/(5)/ Distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  26  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEARS ENDED NOVEMBER 30,

EQUITY INDEX PORTFOLIO

                                                                         CLASS A
                                                   ---------------------------------------------------
Selected per share data                            2005 /(2)/ 2004 /(2)/ 2003 /(2)/    2002       2001
-----------------------                            ---------  ---------  ---------  --------   --------
Net Asset Value, Beginning of Year................ $  15.11   $  13.66   $  12.36   $  15.57   $  21.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.............................     0.26       0.26       0.19       0.18       0.20
Net realized and unrealized gains (losses)........     0.97       1.46       1.57      (2.68)     (2.39)
   Total from Investment Operations...............     1.23       1.72       1.76      (2.50)     (2.19)
                                                   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS PAID:
   From net investment income.....................    (0.25)     (0.26)     (0.24)     (0.19)     (0.20)
   From net realized gains........................    (0.20)     (0.01)     (0.22)     (0.52)     (3.62)
       Total Distributions Paid...................    (0.45)     (0.27)     (0.46)     (0.71)     (3.82)
                                                   --------   --------   --------   --------   --------
Net Asset Value, End of Year...................... $  15.89   $  15.11   $  13.66   $  12.36   $  15.57
                                                   --------   --------   --------   --------   --------
Total Return /(1)/                                     8.28%     12.66%     14.78%    (16.69)%   (12.19)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year............. $746,734   $693,670   $637,603   $797,850   $905,174
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements....     0.21%      0.21%      0.21%      0.21%      0.21%
   Expenses, before waivers and reimbursements....     0.34%      0.34%      0.35%      0.37%      0.45%
   Net investment income, net of waivers and
     reimbursements...............................     1.70%      1.82%      1.59%      1.34%      1.19%
   Net investment income, before waivers and
     reimbursements...............................     1.57%      1.69%      1.45%      1.18%      0.95%
Portfolio Turnover Rate...........................    18.74%     11.93%     16.04%     26.53%     14.30%


                                                                                  CLASS C
                                                             -------------------------------------------------
Selected per share data                                      2005 /(2)/ 2004 /(2)/ 2003 /(2)/   2002      2001
-----------------------                                      ---------  ---------  ---------  -------   -------
Net Asset Value, Beginning of Year..........................  $ 15.05    $ 13.60    $ 12.31   $ 15.51   $ 21.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.22       0.24       0.16      0.14      0.17
Net realized and unrealized gains (losses)..................     0.97       1.44       1.56     (2.66)    (2.40)
   Total from Investment Operations.........................     1.19       1.68       1.72     (2.52)    (2.23)
                                                              -------    -------    -------   -------   -------
LESS DISTRIBUTIONS PAID:
   From net investment income...............................    (0.22)     (0.22)     (0.21)    (0.16)    (0.16)
   From net realized gains..................................    (0.20)     (0.01)     (0.22)    (0.52)    (3.62)
       Total Distributions Paid.............................    (0.42)     (0.23)     (0.43)    (0.68)    (3.78)
                                                              -------    -------    -------   -------   -------
Net Asset Value, End of Year................................  $ 15.82    $ 15.05    $ 13.60   $ 12.31   $ 15.51
                                                              -------    -------    -------   -------   -------
Total Return /(1)/                                               8.00%     12.36%     14.56%   (16.89)%  (12.43)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year.......................  $24,892    $38,536    $27,885   $47,325   $70,494
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements..............     0.45%      0.45%      0.45%     0.45%     0.45%
   Expenses, before waivers and reimbursements..............     0.58%      0.58%      0.59%     0.61%     0.69%
   Net investment income, net of waivers and reimbursements.     1.46%      1.58%      1.35%     1.10%     0.95%
   Net investment income, before waivers and reimbursements.     1.33%      1.45%      1.21%     0.94%     0.71%
Portfolio Turnover Rate.....................................    18.74%     11.93%     16.04%    26.53%    14.30%

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

/(2)/ Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   27  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

EQUITY INDEX PORTFOLIO

                                                                                       CLASS D
                                                                  -------------------------------------------------
Selected per share data                                           2005 /(2)/ 2004 /(2)/ 2003 /(2)/   2002      2001
-----------------------                                           ---------  ---------  ---------  -------   -------
Net Asset Value, Beginning of Year...............................  $ 15.02    $ 13.59    $12.30    $ 15.51   $ 21.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income............................................     0.20       0.21      0.15       0.14      0.13
Net realized and unrealized gains (losses).......................     0.96       1.44      1.55      (2.69)    (2.34)
   Total from Investment Operations..............................     1.16       1.65      1.70      (2.55)    (2.21)
                                                                   -------    -------    ------    -------   -------
LESS DISTRIBUTIONS PAID:
   From net investment income....................................    (0.19)     (0.21)    (0.19)     (0.14)    (0.14)
   From net realized gains.......................................    (0.20)     (0.01)    (0.22)     (0.52)    (3.62)
       Total Distributions Paid..................................    (0.39)     (0.22)    (0.41)     (0.66)    (3.76)
                                                                   -------    -------    ------    -------   -------
Net Asset Value, End of Year.....................................  $ 15.79    $ 15.02    $13.59    $ 12.30   $ 15.51
                                                                   -------    -------    ------    -------   -------
Total Return /(1)/                                                    7.84%     12.16%    14.37%    (17.05)%  (12.36)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year............................  $10,385    $12,400    $7,569    $ 5,397   $ 6,105
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements...................     0.60%      0.60%     0.60%      0.60%     0.60%
   Expenses, before waivers and reimbursements...................     0.73%      0.73%     0.74%      0.76%     0.84%
   Net investment income, net of waivers and reimbursements......     1.31%      1.43%     1.20%      0.95%     0.80%
   Net investment income, before waivers and reimbursements......     1.18%      1.30%     1.06%      0.79%     0.56%
Portfolio Turnover Rate..........................................    18.74%     11.93%    16.04%     26.53%    14.30%

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

/(2)/ Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  28  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEARS ENDED NOVEMBER 30,

BALANCED PORTFOLIO

                                                                                       CLASS A
                                                                  --------------------------------------------------
Selected per share data                                             2005    2004 /(2)/ 2003 /(2)/ 2002 /(3)/   2001
-----------------------                                           --------  ---------  ---------  ---------  -------
Net Asset Value, Beginning of Year............................... $  12.11  $  11.70   $  10.65    $ 11.76   $ 13.69
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income............................................     0.23      0.19       0.18       0.24      0.35
Net realized and unrealized gains (losses).......................     0.62      0.41       1.05      (1.08)    (0.86)
   Total from Investment Operations..............................     0.85      0.60       1.23      (0.84)    (0.51)
                                                                  --------  --------   --------    -------   -------
LESS DISTRIBUTIONS PAID:
   From net investment income....................................    (0.23)    (0.19)     (0.18)     (0.27)    (0.37)
   From net realized gains.......................................    (0.10)       --         --         --     (1.05)
       Total Distributions Paid..................................    (0.33)    (0.19)     (0.18)     (0.27)    (1.42)
                                                                  --------  --------   --------    -------   -------
Net Asset Value, End of Year..................................... $  12.63  $  12.11   $  11.70    $ 10.65   $ 11.76
                                                                  --------  --------   --------    -------   -------
Total Return /(1)/                                                    7.14%     5.14%     11.69%     (7.26)%   (4.11)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year............................ $130,166  $128,318   $129,674    $88,438   $97,121
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements...................     0.61%     0.61%      0.61%      0.61%     0.61%
   Expenses, before waivers and reimbursements...................     0.78%     0.78%      0.79%      0.86%     1.01%
   Net investment income, net of waivers and reimbursements......     1.90%     1.63%      1.61%      2.21%     3.02%
   Net investment income, before waivers and reimbursements......     1.73%     1.46%      1.43%      1.96%     2.62%
Portfolio Turnover Rate..........................................   119.58%   133.25%    147.53%    133.42%   110.80%

                                                                                       CLASS C
                                                                  -------------------------------------------------
Selected per share data                                             2005   2004 /(2)/ 2003 /(2)/ 2002 /(3)/   2001
-----------------------                                           -------  ---------  ---------  ---------  -------
Net Asset Value, Beginning of Year............................... $ 12.11   $ 11.70    $ 10.64    $ 11.76   $ 13.69
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income............................................    0.21      0.17       0.16       0.21      0.33
Net realized and unrealized gains (losses).......................    0.61      0.40       1.05      (1.09)    (0.86)
   Total from Investment Operations..............................    0.82      0.57       1.21      (0.88)    (0.53)
                                                                  -------   -------    -------    -------   -------
LESS DISTRIBUTIONS PAID:
   From net investment income....................................   (0.20)    (0.16)     (0.15)     (0.24)    (0.35)
   From net realized gains.......................................   (0.10)       --         --         --     (1.05)
       Total Distributions Paid..................................   (0.30)    (0.16)     (0.15)     (0.24)    (1.40)
                                                                  -------   -------    -------    -------   -------
Net Asset Value, End of Year..................................... $ 12.63   $ 12.11    $ 11.70    $ 10.64   $ 11.76
                                                                  -------   -------    -------    -------   -------
Total Return /(1)/                                                   6.80%     4.90%     11.54%     (7.56)%   (4.33)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year............................ $ 4,518   $ 4,987    $ 1,098    $   860   $   905
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements...................    0.85%     0.85%      0.85%      0.85%     0.85%
   Expenses, before waivers and reimbursements...................    1.02%     1.02%      1.03%      1.10%     1.25%
   Net investment income, net of waivers and reimbursements......    1.66%     1.39%      1.37%      1.97%     2.78%
   Net investment income, before waivers and reimbursements......    1.49%     1.22%      1.19%      1.72%     2.38%
Portfolio Turnover Rate..........................................  119.58%   133.25%    147.53%    133.42%   110.80%

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

/(2)/ Financial highlights for the years ended were calculated using the average shares outstanding method.

/(3)/ As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage-and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   29  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)        FOR THE FISCAL YEARS ENDED NOVEMBER 30,

BALANCED PORTFOLIO

                                                                                  CLASS D
                                                             -----------------------------------------------
Selected per share data                                        2005   2004 /(2)/ 2003 /(2)/ 2002 /(3)/   2001
-----------------------                                      -------  ---------  ---------  ---------  -------
Net Asset Value, Beginning of Year.......................... $ 12.03   $ 11.62    $ 10.58    $ 11.69   $ 13.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.......................................    0.20      0.15       0.13       0.19      0.37
Net realized and unrealized gains (losses)..................    0.59      0.40       1.05      (1.08)    (0.92)
   Total from Investment Operations.........................    0.79      0.55       1.18      (0.89)    (0.55)
                                                             -------   -------    -------    -------   -------
LESS DISTRIBUTIONS PAID:
   From net investment income...............................   (0.18)    (0.14)     (0.14)     (0.22)    (0.32)
   From net realized gains..................................   (0.10)       --         --         --     (1.05)
       Total Distributions Paid.............................   (0.28)    (0.14)     (0.14)     (0.22)    (1.37)
                                                             -------   -------    -------    -------   -------
Net Asset Value, End of Year................................ $ 12.54   $ 12.03    $ 11.62    $ 10.58   $ 11.69
                                                             -------   -------    -------    -------   -------
Total Return /(1)/                                              6.65%     4.79%     11.24%     (7.66)%   (4.44)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year....................... $   254   $   486    $   333    $   317   $   257
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements..............    1.00%     1.00%      1.00%      1.00%     1.00%
   Expenses, before waivers and reimbursements..............    1.17%     1.17%      1.18%      1.25%     1.40%
   Net investment income, net of waivers and reimbursements.    1.51%     1.24%      1.22%      1.82%     2.63%
   Net investment income, before waivers and reimbursements.    1.34%     1.07%      1.04%      1.57%     2.23%
Portfolio Turnover Rate.....................................  119.58%   133.25%    147.53%    133.42%   110.80%

/(1)/ Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

/(2)/ Financial highlights for the years ended were calculated using the average shares outstanding method.

/(3)/ As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage - and asset-backed securities as interest income, rather than realized gains and losses. The financial highlights for the prior years have not been restated to reflect this change in presentation.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  30  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS                                       NOVEMBER 30, 2005

INTERNATIONAL GROWTH PORTFOLIO

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- -------
COMMON STOCKS - 97.6%
Australia - 2.6%
   Boral Ltd......................................  223,598  $ 1,349
   Orica Ltd. +...................................  214,290    3,153
                                                             -------
                                                               4,502
                                                             -------
Finland - 1.3%
   Nokia OYJ......................................  127,150    2,171
                                                             -------
France - 11.8%
   Accor S.A......................................   49,000    2,595
   AXA............................................  111,673    3,349
   Bouygues +.....................................   54,225    2,586
   L'Oreal S.A....................................   35,627    2,565
   Sanofi-Aventis.................................   35,882    2,887
   Societe Generale...............................   29,662    3,516
   Veolia Environment.............................   59,456    2,546
                                                             -------
                                                              20,044
                                                             -------
Germany - 9.3%
   Adidas-Salomon A.G.............................    9,638    1,691
   Allianz A.G. (Registered)......................   23,956    3,481
   Commerzbank A.G................................   95,050    2,801
   Fresenius Medical Care A.G. +..................   29,340    2,783
   Hochtief A.G. +................................   59,446    2,404
   SAP A.G........................................    7,695    1,385
   Volkswagen A.G. +..............................   24,888    1,304
                                                             -------
                                                              15,849
                                                             -------
Italy - 3.7%
   ENI S.p.A......................................  111,157    3,014
   UniCredito Italiano S.p.A......................  543,790    3,359
                                                             -------
                                                               6,373
                                                             -------
Japan - 21.7%
   Asahi Glass Co. Ltd............................  224,100    2,573
   Astellas Pharma, Inc...........................   66,700    2,569
   Bank of Yokohama (The) Ltd.....................  411,000    3,053
   Chugai Pharmaceutical Co. Ltd..................  125,400    2,822
   Daiwa House Industry Co. Ltd...................  158,000    2,189
   Fanuc Ltd......................................   21,000    1,715
   Fuji Television Network, Inc...................    1,061    2,312
   JS Group Corp..................................   96,400    1,781
   Mazda Motor Corp. +............................  296,000    1,284
   Mitsubishi Corp................................  103,400    2,105
   Mizuho Financial Group, Inc....................      398    2,791
   Nippon Telegraph & Telephone Corp..............      636    2,875
   Seven & I Holdings Co. Ltd.....................   60,300    2,109
   Sony Corp......................................   42,500    1,575
   Sumitomo Metal Industries Ltd..................  410,000  $ 1,415
   Terumo Corp....................................   46,400    1,283
   Toyota Motor Corp..............................   52,300    2,531
                                                             -------
                                                              36,982
                                                             -------
Netherlands - 5.4%
   ASML Holding N.V. * +..........................  133,249    2,540
   Royal Dutch Shell PLC, Class B.................  205,685    6,653
                                                             -------
                                                               9,193
                                                             -------
Portugal - 0.1%
   Banco Comercial Portugues S.A. (Registered) +..   85,689      213
                                                             -------
Spain - 2.0%
   Banco Santander Central Hispano S.A............  268,694    3,408
                                                             -------
Sweden - 5.6%
   Assa Abloy AB, Class B.........................  141,309    2,086
   Holmen AB, Class B +...........................   85,256    2,664
   Skandinaviska Enskilda Banken AB, Class A......  158,455    2,974
   Volvo AB, Class B +............................   40,800    1,738
                                                             -------
                                                               9,462
                                                             -------
Switzerland - 12.2%
   Julius Baer Holding A.G., Class B +............   41,876    2,932
   Logitech International S.A. *..................   44,875    2,054
   Nestle S.A. (Registered).......................    5,690    1,676
   Novartis A.G. (Registered).....................   63,748    3,326
   Panalpina Welttransport Holding AG *...........   17,539    1,305
   Syngenta A.G. * +..............................   18,892    2,072
   UBS A.G. (Registered)..........................   46,652    4,281
   Zurich Financial Services A.G. *...............   15,077    3,059
                                                             -------
                                                              20,705
                                                             -------
Taiwan - 1.2%
   Taiwan Semiconductor Manufacturing Co. Ltd.
     ADR +........................................  219,000    2,098
                                                             -------
United Kingdom - 20.7%
   Anglo American PLC.............................   74,268    2,318
   BAE Systems PLC................................  421,526    2,453
   Barclays PLC...................................  301,491    3,060
   BOC Group PLC..................................   64,652    1,239
   BP PLC.........................................  232,094    2,549
   British Energy Group PLC *.....................  220,746    1,772
   British Sky Broadcasting PLC...................   90,547      769
   BT Group PLC...................................  854,455    3,144
   GKN PLC........................................  258,157    1,265
   GlaxoSmithKline PLC............................  134,494    3,330

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   31  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS                                       NOVEMBER 30, 2005

INTERNATIONAL GROWTH PORTFOLIO (continued)

                                                                   NUMBER     VALUE
                                                                  OF SHARES   (000S)
                                                                 ----------- --------
COMMON STOCKS - 97.6% - CONTINUED
United Kingdom - 20.7% - (continued)
   Hays PLC.....................................................   1,172,212 $  2,428
   Henderson Group PLC *........................................     681,636      751
   ITV PLC......................................................   1,155,216    2,154
   Lloyds TSB Group PLC.........................................      10,399       85
   Marks & Spencer Group PLC....................................     357,150    2,806
   Rank Group PLC...............................................     458,200    2,436
   United Business Media PLC....................................     123,037    1,278
   Wolverhampton & Dudley.......................................      66,953    1,442
                                                                             --------
                                                                               35,279
                                                                             --------
Total Common Stocks /(1)/
(Cost $145,929)                                                               166,279
                                                                             --------
RIGHT - 0.0%
   Orica Limited NPV * +........................................      26,786       96
                                                                             --------
Total Right /(1)/
(Cost $-)                                                                          96
                                                                             --------
INVESTMENT COMPANY - 12.8%
   Northern Institutional Funds - Liquid Assets Portfolio /(2)/.  21,751,777   21,752
                                                                             --------
Total Investment Company........................................
(Cost $21,752)..................................................               21,752
                                                                             --------

                                                                  PRINCIPAL
                                                                   AMOUNT     VALUE
                                                                   (000S)     (000S)
                                                                 ----------- --------
SHORT-TERM INVESTMENT - 0.5%
   Rabobank Nederland, London, Eurodollar Time Deposit,.........
       4.04%, 12/1/05........................................... $       807      807
                                                                             --------
Total Short-Term Investment.....................................
(Cost $807).....................................................                  807
                                                                             --------
Total Investments - 110.9%......................................
(Cost $168,488).................................................              188,934
   Liabilities less Other Assets - (10.9)%......................              (18,532)
                                                                             --------
NET ASSETS - 100.0%.............................................             $170,402
                                                                             --------

/(1)/ In accordance with the Portfolio's prospectus, adjustment factors were provided by an independent evaluation service to determine the value of these securities.

/(2)/ Investment relates to cash collateral received from portfolio securities loaned.

*   Non-Income Producing Security

+   Security is either wholly or partially on loan.

At November 30, 2005, the industry sectors for the International Growth Portfolio were:

                           % OF LONG-TERM
INDUSTRY SECTOR               INVESTMENTS
---------------            --------------
Consumer Discretionary....      15.8%
Consumer Staples..........       4.7
Energy....................       7.3
Financials................      26.0
Health Care...............      11.4
Industrials...............      12.4
Information Technology....       6.1
Materials.................       8.5
Telecommunication Services       5.2
Utilities.................       2.6
                               -----
Total.....................     100.0%

At November 30, 2005, the International Growth Portfolio's investments were denominated in the following currencies:

                                  % OF LONG-TERM
CONCENTRATION BY CURRENCY            INVESTMENTS
-------------------------         --------------
Euro.............................      30.4%
United Kingdom Pound.............      25.2
Japanese Yen.....................      22.2
Swiss Franc......................      12.5
Swedish Kroner...................       5.7
All other currencies less than 5%       4.0
                                      -----
Total............................     100.0%

At November 30, 2005, the International Growth Portfolio had outstanding forward foreign currency exchange contracts as follows:

                                                              AMOUNT                  AMOUNT
                                                              (LOCAL    IN EXCHANGE   (LOCAL              UNREALIZED
                                                             CURRENCY)      FOR      CURRENCY) SETTLEMENT GAIN (LOSS)
CONTRACTS TO DELIVER CURRENCY                                 (000S)     CURRENCY     (000S)      DATE      (000S)
-----------------------------                                --------- ------------- --------- ---------- -----------
United Kingdom Pound........................................   5,667   Swedish Krona    406     12/02/05      $--

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  32  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              EQUITY PORTFOLIOS
SCHEDULE OF INVESTMENTS                                       NOVEMBER 30, 2005

INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                      NUMBER   VALUE
                                                     OF SHARES (000S)
                                                     --------- ------
COMMON STOCKS - 97.9%
Australia - 5.2%
   Alumina Ltd......................................  13,925   $   65
   Amcor Ltd. +.....................................  10,918       56
   AMP Ltd. +.......................................  23,945      136
   Ansell Ltd.......................................   1,440       11
   Aristocrat Leisure Ltd. +........................   3,070       28
   Australia & New Zealand Banking Group Ltd........  21,413      377
   Australian Gas Light Co. Ltd. +..................   6,655       80
   Australian Stock Exchange Ltd. +.................   1,871       42
   AXA Asia Pacific Holdings Ltd....................   6,026       22
   BHP Billiton Ltd.................................  43,148      694
   BlueScope Steel Ltd. +...........................   5,879       31
   Boral Ltd........................................   5,050       30
   Brambles Industries Ltd..........................  14,068      100
   Centro Properties Group +........................  12,536       58
   CFS Gandel Retail Trust +........................  12,653       18
   CFS Gandel Retail Trust * +......................     395        1
   Coca-Cola Amatil Ltd. +..........................   7,405       42
   Cochlear Ltd. +..................................     450       13
   Coles Myer Ltd. +................................  13,738      101
   Commonwealth Bank of Australia +.................  15,592      480
   Commonwealth Property Office Fund +..............  11,582       11
   Computershare Ltd. +.............................   3,700       19
   CSL Ltd. +.......................................   2,706       79
   CSR Ltd. +.......................................   8,400       20
   DB RREEF Trust +.................................  27,028       27
   Foster's Group Ltd...............................  26,480      110
   Futuris Corp. Ltd. +.............................   4,699        7
   GPT Group +......................................  26,195       76
   Harvey Norman Holdings Ltd. +....................   4,700       10
   Iluka Resources Ltd. +...........................   2,117       12
   Insurance Australia Group Ltd. +.................  21,041       81
   Investa Property Group +.........................  12,642       19
   John Fairfax Holdings Ltd. +.....................  11,289       33
   Leighton Holdings Ltd. +.........................   1,200       14
   Lend Lease Corp. Ltd.............................   5,639       58
   Lion Nathan Ltd. +...............................   2,500       14
   Macquarie Bank Ltd. +............................   2,873      143
   Macquarie Goodman Group..........................  18,902       60
   Macquarie Infrastructure Group...................  32,874       85
   Mayne Pharma Ltd. *..............................   6,769       13
   Mirvac Group +...................................   6,628       20
   National Australia Bank Ltd. +...................  18,103      432
   Newcrest Mining Ltd. +...........................   4,817   $   76
   OneSteel Ltd. +..................................   4,560       12
   Orica Ltd........................................   1,771       26
   Origin Energy Ltd. +.............................   9,836       51
   PaperlinX Ltd. +.................................   3,700        9
   Patrick Corp. Ltd. +.............................  10,360       56
   Perpetual Trustees Australia Ltd.................     310       15
   Publishing & Broadcasting Ltd....................   2,125       26
   QBE Insurance Group Ltd. +.......................   9,910      139
   Rinker Group Ltd.................................  12,117      139
   Rio Tinto Ltd....................................   3,588      163
   Santos Ltd. +....................................   7,060       60
   Sonic Healthcare Ltd. +..........................   3,051       34
   Stockland--New *.................................     586        3
   Stockland Trust +................................  17,622       81
   Suncorp-Metway Ltd...............................   7,294      106
   Symbion Health Ltd. + *..........................   6,769       18
   TABCORP Holdings Ltd. +..........................   7,663       88
   Telstra Corp. Ltd................................  30,442       86
   Toll Holdings Ltd. +.............................   3,081       32
   Transurban Group +...............................   9,849       49
   Wesfarmers Ltd. +................................   4,814      126
   Westfield Group +................................  17,675      222
   Westpac Banking Corp. +..........................  22,006      362
   Woodside Petroleum Ltd...........................   5,945      154
   Woolworths Ltd. +................................  14,814      186
                                                               ------
                                                                6,047
                                                               ------
Austria - 0.5%
   Bank Austria Creditanstalt + *...................     430       48
   Boehler-Uddeholm A.G.............................      51        8
   Erste Bank der Oesterreichischen Sparkassen A.G..   2,154      115
   Flughafen Wien A.G...............................      99        6
   IMMOFINANZ Immobilien Anlagen A.G. *.............   4,484       42
   Mayr-Melnhof Karton A.G..........................      25        3
   Oesterreichische Elektrizitaetswirtschafts A.G
   (Verbund), Class A +.............................      36       11
   OMV A.G. +.......................................   2,520      139
   RHI A.G. *.......................................     174        5
   Telekom Austria A.G. +...........................   4,656      105
   Voest-Alpine A.G.................................     153       15
   Wienerberger A.G. +..............................     567       22
                                                               ------
                                                                  519
                                                               ------

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   33  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 97. 9% - CONTINUED
Belgium - 1.1%
   AGFA-Gevaert N.V...............................     719   $   14
   Barco N.V. +...................................     100        7
   Bekaert N.V. +.................................     140       11
   Belgacom S.A...................................   1,495       50
   Cofinimmo S.A. +...............................      50        8
   Colruyt N.V. +.................................     150       20
   D'ieteren S.A..................................      40       10
   Delhaize Group.................................     502       32
   Dexia..........................................   6,653      145
   Fortis.........................................  13,860      411
   Groupe Bruxelles Lambert S.A. +................     981       90
   InBev N.V......................................   2,574      108
   KBC Groupe +...................................   2,312      200
   Mobistar S.A...................................     200       16
   Omega Pharma S.A. +............................     150        7
   Solvay S.A., Class A +.........................     862       95
   UCB S.A........................................   1,386       68
   Umicore +......................................     100       11
                                                             ------
                                                              1,303
                                                             ------
Denmark - 0.8%
   A.P. Moller - Maersk A/S.......................      15      141
   Bang & Olufsen A/S, Class B +..................      84        8
   Carlsberg A/S, Class B.........................     250       13
   Coloplast A/S, Class B.........................     224       12
   Danisco A/S +..................................     440       31
   Danske Bank A/S................................   5,480      176
   DSV De Sammensluttede Vognmaend A/S............     176       18
   East Asiatic Co. Ltd. A/S +....................     159       14
   FLSmidth & Co. A/S, Class B....................     238        7
   GN Store Nord A/S..............................   1,782       21
   H. Lundbeck A/S................................     597       12
   Kobenhavns Lufthavne...........................      54       17
   NKT Holding A/S................................     132        6
   Novo-Nordisk A/S, Class B......................   3,055      164
   Novozymes A/S, Class B.........................     546       27
   TDC A/S........................................   2,557      153
   Topdanmark A/S *...............................     216       18
   Vestas Wind Systems A/S * +....................   2,777       41
   William Demant Holding A/S *...................     258       14
                                                             ------
                                                                893
                                                             ------
Finland - 1.4%
   Amer Group Ltd.................................     600   $   11
   Cargotec Corp., Class B *......................     600       20
   Elisa OYJ, Class A.............................   1,950       37
   Fortum OYJ +...................................   5,800      102
   KCI Konecranes OYJ.............................     100        4
   Kesko OYJ, Class B.............................     500       13
   Kone OYJ, Class B *............................   1,200       40
   Metso OYJ......................................   1,500       39
   Neste Oil OYJ * +..............................   2,100       61
   Nokia OYJ......................................  52,870      903
   Orion OYJ, Class B +...........................     600       11
   Outokumpu OYJ +................................     700        9
   Rautaruukki OYJ................................     700       14
   Sampo OYJ, Class A.............................   5,500       90
   Stora Enso OYJ (Registered) +..................   7,500       96
   TietoEnator OYJ +..............................     680       23
   UPM-Kymmene OYJ................................   6,660      125
   Uponor OYJ.....................................     600       13
   Wartsila OYJ, Class B..........................     350        9
                                                             ------
                                                              1,620
                                                             ------
France - 8.9%
   Accor S.A......................................   2,603      138
   Air France-KLM +...............................   1,295       24
   Air Liquide +..................................   1,335      240
   Alcatel S.A. *.................................  16,315      201
   Alstom RGPT *..................................     944       53
   Arcelor........................................   6,394      153
   Atos Origin *..................................     795       53
   Autoroutes du Sud de la France.................   1,014       58
   AXA............................................  16,806      504
   BNP Paribas....................................   9,202      724
   Bouygues.......................................   2,237      107
   Business Objects S.A. *........................     500       20
   Cap Gemini S.A. * +............................   1,404       55
   Carrefour S.A..................................   6,771      293
   Casino Guichard Perrachon S.A. +...............     363       24
   Cie de Saint-Gobain............................   3,802      220
   CNP Assurances.................................     300       23
   Credit Agricole S.A. +.........................   7,590      229
   Dassault Systems S.A...........................     351       19
   Essilor International S.A......................   1,408      117
   France Telecom S.A.............................  18,965      474

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  34  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- -------
COMMON STOCKS - 97.9% - CONTINUED
France - 8.9% - (continued)
   Gecina S.A.....................................     151   $    17
   Groupe Danone +................................   2,848       294
   Hermes International...........................     100        23
   Imerys S.A.....................................     200        14
   Klepierre +....................................     206        19
   L'Oreal S.A. +.................................   3,597       259
   Lafarge S.A....................................   2,160       185
   Lagardere S.C.A. +.............................   1,726       122
   LVMH Moet Hennessy Louis Vuitton S.A...........   2,995       255
   Michelin Compagnie Generale des
     Establissements, Class B +...................   1,734        94
   Neopost S.A....................................     133        13
   PagesJaunes S.A................................     606        15
   Pernod-Ricard +................................     876       143
   Peugeot S.A. +.................................   2,078       125
   PPR S.A. +.....................................     684        74
   Publicis Groupe +..............................   1,081        36
   Renault S.A....................................   2,301       179
   Safran S.A.....................................   1,045        22
   Sanofi-Aventis.................................  12,488     1,005
   Schneider Electric S.A. +......................   2,786       239
   Societe BIC S.A................................     250        15
   Societe Generale...............................   4,076       483
   Societe Television Francaise 1 +...............   1,000        25
   Sodexho Alliance S.A...........................     840        33
   Suez...........................................   1,400        40
   Suez (Strip VVPR) *............................   1,400        --
   Suez S.A.......................................  10,256       292
   Technip S.A....................................     716        40
   Thales S.A.....................................     700        31
   Thomson........................................   1,609        33
   Total S.A......................................   6,616     1,654
   Unibail........................................     661        82
   Valeo S.A......................................     654        24
   Veolia Environment +...........................   4,085       175
   Vinci S.A......................................   1,988       158
   Vivendi Universal S.A. +.......................  12,681       366
   Zodiac S.A. +..................................     300        18
                                                             -------
                                                              10,331
                                                             -------
Germany - 6.4%
   Adidas-Salomon A.G.............................     678       119
   Allianz A.G. (Registered) +....................   4,392       638
   Altana A.G.....................................     550   $    29
   BASF A.G.......................................   6,502       479
   Bayer A.G......................................   7,791       311
   Beiersdorf A.G.................................     200        24
   Celsio A.G.....................................     402        32
   Commerzbank A.G................................   7,277       215
   Continental A.G................................   1,650       140
   DaimlerChrysler A.G. (Registered)..............  10,980       555
   Deutsche Bank A.G. (Registered)................   5,938       580
   Deutsche Boerse A.G............................   1,224       120
   Deutsche Lufthansa A.G. (Registered) +.........   2,040        27
   Deutsche Post A.G. (Registered)................   7,519       163
   Deutsche Telekom A.G. (Registered).............  32,842       545
   Douglas Holding A.G............................     300        11
   E.ON A.G.......................................   7,462       709
   Epcos A.G. *...................................     400         5
   Fresenius Medical Care A.G. +..................     300        28
   HeidelbergCement A.G. (VVPR) *.................      83        --
   Hochtief A.G...................................     261        11
   Hypo Real Estate Holding.......................   1,356        70
   Infineon Technologies A.G. * +.................   8,648        77
   KarstadtQuelle A.G. * +........................     651         8
   Linde A.G. +...................................     734        52
   MAN A.G........................................   1,707        85
   Merck KGaA.....................................     411        34
   Metro A.G......................................   2,055        92
   MLP A.G........................................     500        10
   Muenchener Rueckversicherungs A.G.
     (Registered) +...............................   2,151       281
   Puma A.G. Rudolf Dassler Sport +...............     103        28
   RWE A.G........................................   4,934       340
   SAP A.G........................................   2,674       481
   Schering A.G...................................   2,096       135
   Siemens A.G. (Registered)......................   9,598       726
   Suedzucker A.G.................................     487        11
   ThyssenKrupp A.G...............................   4,039        81
   TUI A.G. +.....................................   2,850        55
   Volkswagen A.G. +..............................   2,356       123
                                                             -------
                                                               7,430
                                                             -------
Greece - 0.6%
   Alpha Bank A.E.................................   3,890       114
   Coca Cola Hellenic Bottling Co. S.A............   1,580        41

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   35  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                     NUMBER   VALUE
                                                    OF SHARES (000S)
                                                    --------- ------
COMMON STOCKS - 97.9% - CONTINUED
Greece - 0.6% - (continued)
   Cosmote Mobile Communications S.A...............   1,940   $   42
   EFG Eurobank Ergasias S.A.......................   2,540       81
   Emporiki Bank of Greece S.A. *..................     600       17
   Folli-Follie S.A. (Registered)..................     120        3
   Hellenic Duty Free Shops S.A....................     200        3
   Hellenic Petroleum S.A..........................     890       13
   Hellenic Technodomiki Tev S.A...................     648        3
   Hellenic Telecommunications Organization S.A. *.   3,860       83
   Intracom S.A....................................     650        4
   National Bank of Greece S.A.....................   3,567      139
   OPAP S.A........................................   2,644       81
   Piraeus Bank S.A................................   1,040       21
   Public Power Corp...............................     783       16
   Technical Olympic S.A...........................     610        3
   Titan Cement Co. S.A............................     520       19
   Viohalco........................................     870        6
                                                              ------
                                                                 689
                                                              ------
Hong Kong - 1.6%
   ASM Pacific Technology +........................   2,000       11
   Bank of East Asia Ltd...........................  18,304       55
   BOC Hong Kong Holdings Ltd. +...................  45,000       86
   Cathay Pacific Airways Ltd. +...................   9,000       16
   Cheung Kong Holdings Ltd. +.....................  19,000      197
   Cheung Kong Infrastructure Holdings Ltd. +......   4,000       13
   CLP Holdings Ltd................................  23,000      135
   Esprit Holdings Ltd.............................  14,000       99
   Giordano International Ltd. +...................  12,000        7
   Hang Lung Properties Ltd........................  22,000       33
   Hang Seng Bank Ltd. +...........................  10,000      132
   Henderson Land Development +....................  10,000       44
   Hong Kong & China Gas Co. Ltd...................  50,920      108
   Hong Kong Electric Holdings Ltd.................  15,000       73
   Hong Kong Exchanges and Clearing Ltd. +.........  15,000       55
   Hopewell Holdings Ltd...........................   5,000       12
   Hutchison Whampoa Ltd...........................  25,500      241
   Hysan Development Co. Ltd.......................   5,249       12
   Johnson Electric Holdings.......................  13,200       14
   Li & Fung Ltd...................................  20,000       40
   MTR Corp. +.....................................  15,000       30
   New World Development Ltd.......................  16,971       22
   PCCW Ltd........................................  37,364       24
   SCMP Group Ltd..................................   8,000        3
   Shangri-La Asia Ltd.............................   9,172   $   13
   Sino Land Co. +.................................  13,085       15
   SmarTone Telecommunications Holdings Ltd........   3,000        3
   Sun Hung Kai Properties Ltd.....................  17,172      163
   Swire Pacific Ltd., Class A +...................  12,500      113
   Techtronic Industries Co. +.....................  14,000       36
   Television Broadcasts Ltd.......................   3,000       16
   Texwinca Holdings Ltd. +........................   4,000        3
   Wharf Holdings Ltd..............................  15,000       53
   Yue Yuen Industrial Holdings +..................   4,000       11
                                                              ------
                                                               1,888
                                                              ------
Ireland - 0.8%
   Allied Irish Banks PLC..........................  10,616      229
   Bank of Ireland - Dublin........................  10,502      162
   Bank of Ireland - London........................   1,515       23
   CRH PLC - Dublin................................   5,732      152
   CRH PLC - London................................     949       25
   DCC PLC.........................................     744       14
   Depfa Bank PLC..................................   3,011       45
   Eircom Group PLC................................  10,412       24
   Elan Corp. PLC *................................   6,671       69
   Fyffes PLC......................................   2,597        6
   Grafton Group PLC *.............................   2,493       24
   Greencore Group PLC.............................   1,382        6
   Iaws Group PLC..................................     747       11
   Independent News & Media PLC....................   4,867       13
   Irish Life & Permanent PLC......................   3,274       59
   Kerry Group PLC, Class A........................   2,268       49
   Ryanair Holdings PLC *..........................   1,575       13
                                                              ------
                                                                 924
                                                              ------
Italy - 3.7%
   Alleanza Assicurazioni S.p.A. +.................   4,677       55
   Arnoldo Mondadori Editore S.p.A. +..............   1,000        9
   Assicurazioni Generali S.p.A....................  11,260      349
   Autogrill S.p.A.................................   1,000       13
   Autostrade S.p.A................................   3,887       88
   Banca Antonveneta S.p.A.........................     909       28
   Banca Fideuram S.p.A. +.........................   3,000       16
   Banca Intesa S.p.A..............................  39,975      193
   Banca Intesa S.p.A. RNC.........................   7,696       35
   Banca Monte dei Paschi di Siena S.p.A...........   8,000       38
   Banca Nazionale del Lavoro S.p.A. (BNL) * +.....   8,553       27

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  36  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 97.9% - CONTINUED
Italy - 3.7% - (continued)
   Banca Popolare di Milano Scrl..................    3,000  $   29
   Banche Popolari Unite Scrl.....................    4,621     101
   Banco Popolare di Verona e Novara Scrl.........    5,264     102
   Benetton Group S.p.A...........................      800       9
   Bulgari S.p.A. +...............................    1,000      10
   Capitalia S.p.A................................   19,225     108
   Enel S.p.A.....................................   52,620     413
   ENI S.p.A......................................   31,157     845
   Fiat S.p.A. * +................................    6,900      56
   Fineco S.p.A...................................    1,304      12
   Finmeccanica S.p.A.............................    4,147      77
   Gruppo Editoriale L'Espresso S.p.A. +..........    1,000       5
   Italcementi S.p.A..............................    1,080      18
   Luxottica Group S.p.A..........................    1,000      25
   Mediaset S.p.A.................................   10,732     113
   Mediobanca S.p.A...............................    6,185     109
   Mediolanum S.p.A. +............................    2,000      13
   Pirelli & C.S.p.A..............................   17,988      16
   Sanpaolo IMI S.p.A.............................   13,478     204
   Seat Pagine Gialle S.p.A. *....................   32,279      15
   Snam Rete Gas S.p.A. +.........................   11,805      50
   Telecom Italia Media S.p.A. * +................   14,487       8
   Telecom Italia S.p.A...........................  131,547     367
   Telecom Italia S.p.A. (RNC)....................   67,583     161
   Terna S.p.A....................................    5,089      12
   Tiscali S.p.A. * +.............................    2,000       7
   UniCredito Italiano S.p.A. (Milan Exchange)....   52,466     324
   UniCredito Italiano S.p.A. (Xetra Exchange)....   34,235     212
                                                             ------
                                                              4,272
                                                             ------
Japan - 24.3%
   77 Bank (The) Ltd..............................    3,000      22
   Acom Co. Ltd...................................    1,000      60
   Aderans Co. Ltd................................      500      13
   Advantest Corp.................................    1,000      90
   Aeon Co. Ltd...................................    8,000     178
   Aeon Credit Service Co. Ltd....................      300      23
   Aiful Corp.....................................      900      68
   Aisin Seiki Co Ltd.............................    3,000      92
   Ajinomoto Co., Inc.............................    8,000      79
   All Nippon Airways Co. Ltd.....................    4,000      13
   Alps Electric Co. Ltd..........................    1,000      16
   Amada Co. Ltd..................................    5,000      41
   Amano Corp.....................................    1,000  $   16
   Anritsu Corp. +................................    1,000       5
   Aoyama Trading Co. Ltd.........................      500      16
   Ariake Japan Co. Ltd. +........................      200       4
   Asahi Breweries Ltd............................    5,000      60
   Asahi Glass Co. Ltd............................   13,000     149
   Asahi Kasei Corp...............................   16,000      89
   Asatsu-DK, Inc. +..............................      500      16
   Astellas Pharma, Inc...........................    6,200     239
   Autobacs Seven Co. Ltd.........................      200       9
   Bank of Fukuoka (The) Ltd. +...................    7,000      52
   Bank of Yokohama (The) Ltd.....................   15,000     111
   Benesse Corp...................................      900      29
   Bridgestone Corp...............................    8,000     171
   Canon, Inc.....................................    9,100     512
   Casio Computer Co. Ltd. +......................    3,000      51
   Central Glass Co Ltd...........................    2,000      11
   Central Japan Railway Co.......................       19     163
   Chiba Bank (The) Ltd...........................    8,000      65
   Chiyoda Corp...................................    2,000      39
   Chubu Electric Power Co., Inc. +...............    7,200     172
   Chugai Pharmaceutical Co. Ltd..................    3,300      74
   Citizen Watch Co. Ltd. +.......................    2,000      16
   Coca-Cola West Japan Co. Ltd...................      600      13
   COMSYS Holdings Corp...........................    1,000      12
   Credit Saison Co. Ltd..........................    2,100      90
   CSK Corp.......................................      800      35
   Dai Nippon Printing Co. Ltd....................    8,000     136
   Daicel Chemical Industries Ltd.................    2,000      13
   Daido Steel Co. Ltd............................    6,000      43
   Daiichi Sankyo Co Ltd. *.......................    8,300     151
   Daikin Industries Ltd..........................    3,000      81
   Daimaru (The), Inc.............................    3,000      40
   Dainippon Ink & Chemicals, Inc.................    6,000      22
   Dainippon Screen Manufacturing Co. Ltd. +......    1,000       8
   Daito Trust Construction Co. Ltd...............    1,000      49
   Daiwa House Industry Co. Ltd...................    7,000      97
   Daiwa Securities Group, Inc....................   16,000     155
   Denki Kagaku Kogyo Kabushiki Kaisha............    4,000      16
   Denso Corp.....................................    6,400     196
   Dentsu, Inc. +.................................       25      67
   Dowa Mining Co. Ltd............................    2,000      17

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   37  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 97.9% - CONTINUED
Japan - 24.3% - (continued)
   East Japan Railway Co..........................      40    $251
   Ebara Corp.....................................   2,000       8
   Eisai Co. Ltd..................................   3,200     123
   Electric Power Development Co..................   1,400      45
   FamilyMart Co. Ltd.............................   1,000      30
   Fanuc Ltd......................................   2,200     180
   Fast Retailing Co. Ltd. +......................     800      57
   Fuji Electric Co. Ltd..........................   4,000      18
   Fuji Photo Film Co. Ltd........................   6,000     192
   Fuji Television Network, Inc...................       4       9
   Fujikura Ltd...................................   3,000      23
   Fujitsu Ltd....................................  22,000     161
   Furukawa Electric (The) Co. Ltd. * +...........   8,000      48
   Gunma Bank (The) Ltd...........................   3,000      20
   Gunze Ltd......................................   2,000      11
   Hankyu Department Stores +.....................   1,000       8
   Hikari Tsushin, Inc. +.........................     300      21
   Hino Motors Ltd. +.............................   2,000      12
   Hirose Electric Co. Ltd........................     200      27
   Hitachi Cable Ltd..............................   1,000       4
   Hitachi Chemical Co. Ltd.......................   1,000      23
   Hitachi Ltd....................................  38,000     257
   Hitachi Software Engineering Co. Ltd...........     300       5
   Hokugin Financial Group, Inc...................   7,000      30
   Honda Motor Co. Ltd............................   9,500     531
   House Foods Corp...............................   1,000      14
   Hoya Corp......................................   5,200     187
   Ibiden Co. Ltd. +..............................   1,000      53
   INPEX Corp.....................................       5      37
   Isetan Co. Ltd.................................   3,000      59
   Ishihara Sangyo Kaisha Ltd.....................   2,000       4
   Ishikawajima-Harima Heavy Industries Co. Ltd.
     * +..........................................   9,000      23
   Ito En Ltd. +..................................     300      14
   Itochu Corp....................................  19,000     143
   Itochu Techno-Science Corp.....................     400      17
   Jafco Co. Ltd. +...............................     300      21
   Japan Airlines Corp............................   6,000      15
   Japan Real Estate Investment Corp..............       2      16
   Japan Retail Fund Investment Corp..............       3      22
   Japan Tobacco, Inc.............................      11     148
   JFE Holdings, Inc..............................   7,200     227
   JGC Corp. +....................................   3,000      54
   Joyo Bank (The) Ltd............................   9,000    $ 51
   JS Group Corp..................................   3,000      55
   JSR Corp. +....................................   3,000      73
   Kajima Corp. +.................................  11,000      55
   Kaken Pharmaceutical Co. Ltd. +................   1,000       7
   Kamigumi Co. Ltd...............................   2,000      16
   Kaneka Corp....................................   4,000      48
   Kansai Electric Power Co., Inc.................   9,300     197
   Kao Corp.......................................   7,000     164
   Kawasaki Heavy Industries Ltd. +...............  20,000      56
   Kawasaki Kisen Kaisha Ltd......................   3,000      18
   KDDI Corp......................................      31     162
   Keihin Electric Express Railway Co. Ltd. +.....   3,000      19
   Keio Corp......................................   4,000      23
   Keyence Corp...................................     400     101
   Kinden Corp....................................   1,000       9
   Kintetsu Corp. +...............................  21,000      76
   Kirin Brewery Co. Ltd..........................  10,000     107
   Kobe Steel Ltd.................................  35,000     102
   Kokuyo Co. Ltd.................................   1,000      15
   Komatsu Ltd....................................  11,000     152
   Konami Corp. +.................................     700      14
   Konica Minolta Holdings, Inc...................   6,500      59
   Koyo Seiko Co. Ltd. +..........................   1,000      17
   Kubota Corp....................................  14,000     109
   Kuraray Co. Ltd................................   5,000      49
   Kurita Water Industries Ltd....................     400       7
   Kyocera Corp...................................   2,000     136
   Kyowa Hakko Kogyo Co. Ltd......................   3,000      21
   Kyushu Electric Power Co., Inc.................   4,800     102
   Lawson, Inc....................................     500      20
   Leopalace21 Corp...............................   2,000      64
   Mabuchi Motor Co. Ltd. +.......................     300      17
   Marubeni Corp..................................  18,000      89
   Marui Co. Ltd..................................   4,300      80
   Matsushita Electric Industrial Co. Ltd.........  25,000     504
   Matsushita Electric Works Ltd. +...............   4,000      38
   MEDICEO Holdings Co. Ltd. +....................     900      12
   Meiji Dairies Corp.............................   2,000      10
   Meiji Seika Kaisha Ltd.........................   3,000      15
   Meitec Corp....................................     500      17
   Millea Holdings Inc............................      17     279

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  38  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 97.9% - CONTINUED
Japan - 24.3% - (continued)
   Minebea Co. Ltd. +.............................   3,000   $   16
   Mitsubishi Chemical Holdings Corp. *...........  15,000       88
   Mitsubishi Corp................................  14,000      285
   Mitsubishi Electric Corp.......................  24,000      160
   Mitsubishi Estate Co. Ltd......................  13,000      190
   Mitsubishi Gas Chemical Co.....................   4,000       33
   Mitsubishi Heavy Industries Ltd................  38,000      159
   Mitsubishi Logistics Corp. +...................   1,000       13
   Mitsubishi Materials Corp. +...................  12,000       48
   Mitsubishi Rayon Co. Ltd.......................   7,000       42
   Mitsubishi Securities Co. Ltd..................   1,000       11
   Mitsubishi Tokyo Financial Group, Inc..........      86    1,087
   Mitsui & Co. Ltd...............................  17,000      209
   Mitsui Chemicals, Inc..........................   8,000       44
   Mitsui Engineering & Shipbuilding Co. Ltd......   6,000       16
   Mitsui Fudosan Co. Ltd.........................  10,000      161
   Mitsui Mining & Smelting Co. Ltd. +............   6,000       34
   Mitsui O.S.K. Lines Ltd........................  14,000      103
   Mitsui Sumitomo Insurance Co. Ltd..............  15,000      171
   Mitsui Trust Holding, Inc......................   7,000       86
   Mitsukoshi Ltd. +..............................   3,000       15
   Mitsumi Electric Co. Ltd.......................   1,000       10
   Mizuho Financial Group, Inc....................     114      799
   Murata Manufacturing Co. Ltd...................   2,500      142
   Namco Bandai Holdings, Inc. * +................   3,200       48
   NEC Corp.......................................  24,000      144
   NEC Electronics Corp. +........................     300       10
   NET One Systems Co. Ltd........................       4        9
   NGK Insulators Ltd.............................   4,000       62
   NGK Spark Plug Co. Ltd. +......................   3,000       63
   Nichii Gakkan Co. +............................     100        2
   Nichirei Corp..................................   2,000        8
   Nidec Corp.....................................   1,400      100
   Nikko Cordial Corp.............................  10,000      135
   Nikon Corp. +..................................   4,000       60
   Nintendo Co. Ltd...............................   1,200      131
   Nippon Building Fund, Inc. +...................       6       48
   Nippon Electric Glass Co. Ltd..................   3,000       61
   Nippon Express Co. Ltd.........................  12,000       64
   Nippon Kayaku Co. Ltd..........................   1,000        8
   Nippon Meat Packers, Inc. +....................   2,000       20
   Nippon Mining Holdings, Inc....................  10,000       66
   Nippon Oil Corp................................  16,000   $  116
   Nippon Sheet Glass Co. Ltd. +..................   3,000       13
   Nippon Shokubai Co. Ltd........................   1,000       11
   Nippon Steel Corp..............................  73,000      247
   Nippon Telegraph & Telephone Corp..............      61      276
   Nippon Unipac Holding..........................      11       38
   Nippon Yusen Kabushiki Kaisha..................  14,000       85
   Nishimatsu Construction Co. Ltd. +.............   2,000        8
   Nissan Chemical Industries.....................   1,000       14
   Nissan Motor Co. Ltd...........................  26,700      274
   Nisshin Seifun Group, Inc......................   1,100       11
   Nisshin Steel Co. Ltd. +.......................  10,000       29
   Nisshinbo Industries, Inc......................   1,000        9
   Nissin Food Products Co. Ltd...................   1,500       41
   Nitto Denko Corp. +............................   2,100      144
   NOK Corp.......................................   1,200       32
   Nomura Holdings, Inc...........................  21,500      358
   Nomura Research Institute Ltd..................     200       20
   NSK Ltd. +.....................................   4,000       26
   NTN Corp. +....................................   5,000       34
   NTT Data Corp. +...............................      18       63
   NTT DoCoMo, Inc................................     204      320
   Obayashi Corp..................................   9,000       63
   Odakyu Electric Railway Co. Ltd................  10,000       54
   OJI Paper Co. Ltd. +...........................  12,000       62
   Oki Electric Industry Co. Ltd. +...............   5,000       17
   Okumura Corp...................................   2,000       11
   Olympus Corp...................................   3,000       77
   Omron Corp.....................................   2,900       66
   Oracle Corp. Japan +...........................     400       16
   Oriental Land Co. Ltd..........................     500       27
   ORIX Corp......................................   1,000      214
   Osaka Gas Co. Ltd..............................  28,000       92
   Pioneer Corp. +................................   1,000       14
   Promise Co. Ltd................................   1,300       78
   QP Corp. +.....................................   1,400       12
   Rakuten, Inc. +................................      64       46
   Resona Holdings, Inc. * +......................      56      180
   Ricoh Co. Ltd..................................   8,000      140
   Rohm Co. Ltd...................................   1,400      126
   Sanden Corp. +.................................   1,000        5
   Sankyo Co. Ltd. - Gunma........................     300       15

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   39  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 97.9% - CONTINUED
Japan - 24.3% - (continued)
   Sanyo Electric Co. Ltd. +......................  25,000   $   56
   Sapporo Holdings Ltd. +........................   2,000       11
   SBI Holdings, Inc. +...........................      89       48
   Secom Co. Ltd..................................   2,500      128
   Sega Sammy Holdings, Inc.......................   1,900       61
   Seiko Epson Corp...............................     700       18
   Seino Transportation Co. Ltd. +................   1,000        9
   Sekisui Chemical Co. Ltd. +....................   4,000       27
   Sekisui House Ltd..............................   7,000       83
   Seven & I Holdings Co. Ltd. *..................   9,900      346
   Sharp Corp.....................................  12,000      185
   Shimachu Co. Ltd...............................     400       11
   Shimamura Co. Ltd..............................     200       24
   Shimano, Inc...................................     500       12
   Shimizu Corp...................................   7,000       46
   Shin-Etsu Chemical Co. Ltd.....................   4,700      243
   Shinsei Bank Ltd...............................  14,000       78
   Shionogi & Co. Ltd.............................   5,000       61
   Shiseido Co. Ltd...............................   5,000       80
   Shizuoka Bank (The) Ltd........................   8,000       78
   Showa Denko K.K. +.............................  13,000       48
   Showa Shell Sekiyu K.K.........................   1,000       11
   SMC Corp. of Japan.............................     700       94
   Softbank Corp. +...............................   3,000      240
   Sompo Japan Insurance, Inc.....................  10,000      131
   Sony Corp......................................  12,100      448
   Stanley Electric Co. Ltd. +....................   1,000       16
   Sumitomo Bakelite Co. Ltd. +...................   1,000        7
   Sumitomo Chemical Co. Ltd......................  19,000      118
   Sumitomo Corp..................................  13,000      153
   Sumitomo Electric Industries Ltd...............   9,000      124
   Sumitomo Heavy Industries Ltd..................   8,000       58
   Sumitomo Metal Industries Ltd. +...............  50,000      173
   Sumitomo Metal Mining Co. Ltd..................   8,000       80
   Sumitomo Mitsui Financial Group, Inc...........      54      506
   Sumitomo Osaka Cement Co. Ltd..................   3,000        8
   Sumitomo Realty & Development Co. Ltd..........   5,000       83
   Sumitomo Trust & Banking (The) Co. Ltd.........  16,000      134
   Suruga Bank (The) Ltd..........................   2,000       23
   Suzuken Co. Ltd................................     600       18
   T&D Holdings, Inc..............................   2,800      176
   Taiheiyo Cement Corp...........................  13,400       54
   Taisei Corp....................................  14,000   $   60
   Taisho Pharmaceutical Co. Ltd..................   1,000       18
   Taiyo Nippon Sanso Corp........................   2,000       13
   Taiyo Yuden Co. Ltd. +.........................   1,000       11
   Takara Holdings, Inc. +........................   1,000        6
   Takashimaya Co. Ltd............................   4,000       62
   Takeda Pharmaceutical Co. Ltd..................  10,700      585
   Takefuji Corp..................................   1,420       96
   Takuma Co. Ltd.................................   1,000        7
   TDK Corp.......................................   1,500      125
   Teijin Ltd.....................................  12,000       65
   Teikoku Oil Co. Ltd. +.........................   2,000       22
   Terumo Corp....................................   2,300       64
   THK Co. Ltd. +.................................     800       21
   TIS, Inc.......................................     500       12
   Tobu Railway Co. Ltd. +........................  11,000       49
   Toda Corp......................................   2,000       12
   Toho Co. Ltd. of Tokyo.........................   1,700       34
   Tohoku Electric Power Co., Inc.................   5,400      104
   Tokyo Broadcasting System, Inc.................     500       12
   Tokyo Electric Power Co., Inc..................  14,000      336
   Tokyo Electron Ltd.............................   2,100      127
   Tokyo Gas Co. Ltd. +...........................  27,000      109
   Tokyo Style Co. Ltd............................   1,000       12
   Tokyu Corp. +..................................  12,000       71
   Tokyu Land Corp................................   5,000       37
   TonenGeneral Sekiyu KK +.......................   4,000       43
   Toppan Printing Co. Ltd........................   7,000       77
   Toray Industries, Inc..........................  17,000      116
   Toshiba Corp. +................................  35,000      183
   Tosoh Corp.....................................   4,000       18
   Toto Ltd.......................................   2,000       18
   Toyo Seikan Kaisha Ltd. +......................   1,000       15
   Toyobo Co. Ltd.................................   5,000       13
   Toyoda Gosei Co. Ltd...........................     300        6
   Toyota Industries Corp.........................   2,600       90
   Toyota Motor Corp..............................  34,100    1,650
   Toyota Tsusho Corp.............................   1,000       20
   Trend Micro, Inc...............................   1,500       50
   Ube Industries Ltd. of Japan...................   6,000       15
   Uni-Charm Corp.................................     400       18
   UNY Co. Ltd....................................   1,000       14

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  40  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- -------
COMMON STOCKS - 97.9% - CONTINUED
Japan - 24.3% - (continued)
   USS Co. Ltd. +.................................     300   $    18
   West Japan Railway Co..........................      23        88
   Yahoo Japan Corp. +............................      97       117
   Yakult Honsha Co. Ltd..........................   1,800        37
   Yamada Denki Co. Ltd...........................   1,000       102
   Yamaha Corp....................................   3,000        47
   Yamaha Motor Co. Ltd...........................   2,000        46
   Yamato Transport Co. Ltd.......................   5,000        82
   Yamazaki Baking Co. Ltd........................   1,000         8
   Yokogawa Electric Corp.........................   2,000        32
                                                             -------
                                                              28,064
                                                             -------
Malaysia - 0.0%
   Promet BHD *...................................   4,000        --
                                                             -------
Netherlands - 5.6%
   ABN AMRO Holding N.V...........................  20,916       514
   Aegon N.V......................................  17,319       274
   Akzo Nobel N.V.................................   3,293       148
   ASML Holding N.V. * +..........................   6,042       115
   Buhrmann N.V...................................      --        --
   Corio N.V......................................     389        20
   DSM N.V........................................   1,413        52
   Euronext N.V. +................................     522        24
   European Aeronautic Defense & Space Co. +......   3,038       112
   Hagemeyer N.V. * +.............................     914         3
   Hagemeyer N.V. QIB *...........................   3,199         9
   Heineken N.V...................................   2,422        74
   ING Groep N.V. - CVA...........................  22,309       721
   James Hardie Industries N.V. +.................   4,100        25
   Koninklijke Ahold N.V. *.......................  19,805       149
   Koninklijke Philips Electronics N.V............  15,835       440
   OCE N.V........................................     699        10
   Qiagen N.V. *..................................   1,100        13
   Randstad Holdings N.V..........................     662        27
   Reed Elsevier N.V..............................   8,681       115
   Rodamco Europe N.V.............................     523        41
   Royal Dutch Shell PLC, Class A.................  47,731     1,472
   Royal Dutch Shell PLC, Class B.................  31,959     1,034
   Royal KPN N.V..................................  24,634       244
   Royal Numico N.V. *............................   1,720        71
   SBM Offshore N.V...............................     269        21
   TNT N.V........................................   5,178   $   140
   Unilever N.V. - CVA............................   6,862       460
   Vedior N.V. - CVA..............................   2,044        29
   VNU N.V........................................   3,181        99
   Wereldhave N.V.................................     175        16
   Wolters Kluwer N.V. - CVA......................   2,604        52
                                                             -------
                                                               6,524
                                                             -------
New Zealand - 0.2%
   Auckland International Airport Ltd.............  15,874        20
   Contact Energy Ltd.............................   5,392        25
   Fisher & Paykel Appliances Holdings Ltd........   1,920         4
   Fisher & Paykel Healthcare Corp................   3,220         9
   Fletcher Building Ltd..........................   8,412        43
   Sky City Entertainment Group Ltd...............   4,000        13
   Sky Network Television Ltd. *..................   1,774         8
   Telecom Corp. of New Zealand Ltd...............  22,930        93
   Tower Ltd. *...................................   2,681         4
   Vector Ltd. *..................................   1,259         3
   Warehouse Group Ltd............................   1,200         3
                                                             -------
                                                                 225
                                                             -------
Norway - 0.7%
   DnB Holding ASA................................  10,100       106
   Frontline Ltd. +...............................     900        36
   Norsk Hydro ASA................................   1,860       187
   Norske Skogindustrier ASA +....................   1,284        19
   Orkla ASA......................................   2,350        87
   Schibsted ASA +................................     400        11
   Smedvig ASA, Class A...........................     300         6
   Statoil ASA +..................................   8,600       188
   Storebrand ASA.................................   4,200        38
   Tandberg ASA +.................................   1,000         9
   Telenor ASA....................................  11,850       111
   Tomra Systems ASA +............................   1,500        11
   Yara International ASA.........................   1,560        24
                                                             -------
                                                                 833
                                                             -------
Portugal - 0.3%
   Banco BPI S.A. (Registered) +..................   3,400        15
   Banco Comercial Portugues S.A. (Registered) +..  25,055        62
   Banco Espirito Santo S.A. (Registered).........     918        14
   Brisa-Auto Estradas de Portugal S.A. +.........   2,400        19
   Cimpor Cimentos de Portugal S.A................   1,400         8
   Electricidade de Portugal S.A. +...............  25,437        75

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   41  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                          NUMBER   VALUE
                                                         OF SHARES (000S)
                                                         --------- ------
      COMMON STOCKS - 97.9% - CONTINUED
      Portugal - 0.3% - (continued)
         Jeronimo Martins, SGPS, S.A....................     394   $    6
         Portugal Telecom, SGPS, S.A. (Registered)......   9,987       92
         PT Multimedia Servicos de Telecomunicacoese
           Multimedia, SGPS, S.A........................     800        9
         Sonae, SGPS, S.A...............................   8,900       15
                                                                   ------
                                                                      315
                                                                   ------
      Singapore - 0.8%
         Allgreen Properties Ltd........................   4,000        3
         Ascendas Real Estate Investment Trust..........   9,000       10
         CapitaLand Ltd.................................  16,500       32
         Chartered Semiconductor Manufacturing Ltd. *...   8,500        6
         City Developments Ltd..........................   9,000       44
         ComfortDelgro Corp. Ltd........................  12,000       11
         Creative Technology Ltd........................     200        2
         Datacraft Asia Ltd. *..........................   2,000        2
         DBS Group Holdings Ltd.........................  14,198      137
         Fraser and Neave Ltd...........................   2,530       26
         Haw Par Corp. Ltd..............................     711        2
         Jardine Cycle & Carriage Ltd...................   1,393        8
         Keppel Corp. Ltd...............................   7,250       50
         Keppel Land Ltd................................   3,000        7
         Neptune Orient Lines Ltd.......................   7,370       12
         Oversea-Chinese Banking Corp...................  28,152      108
         Parkway Holdings Ltd...........................   5,000        6
         SembCorp Industries Ltd........................   7,044       11
         SembCorp Logistics Ltd.........................   1,678        2
         SembCorp Marine Ltd............................   4,000        6
         Singapore Airlines Ltd.........................   9,000       62
         Singapore Exchange Ltd.........................   6,000       10
         Singapore Land Ltd.............................   1,000        3
         Singapore Press Holdings Ltd...................  19,295       51
         Singapore Technologies Engineering Ltd.........  19,000       30
         Singapore Telecommunications Ltd...............  87,500      130
         SMRT Corp. Ltd.................................   5,000        3
         STATS ChipPAC Ltd. *...........................   2,000        1
         United Overseas Bank Ltd.......................  15,392      132
         United Overseas Land Ltd.......................   4,039        6
         Venture Corp. Ltd..............................   5,000       40
         Wing Tai Holdings Ltd..........................   3,500        3
                                                                   ------
                                                                      956
                                                                   ------
      Spain - 3.7%
         Abertis Infraestructuras S.A...................   3,020       80
         Acciona S.A....................................     472   $   52
         Acerinox S.A...................................   2,108       28
         ACS Actividades Cons y Serv....................   3,368       97
         Altadis S.A....................................   3,571      151
         Antena 3 de Television S.A.....................     544       12
         Banco Bilbao Vizcaya Argentaria S.A............  40,697      717
         Banco Popular Espanol S.A......................   8,147       99
         Banco Santander Central Hispano S.A............  70,966      900
         Corporacion Mapfre S.A.........................     889       15
         Endesa S.A.....................................  11,351      295
         Fomento de Construcciones y Contratas S.A......     426       24
         Gas Natural SDG S.A............................   1,825       50
         Grupo Ferrovial S.A............................     978       68
         Iberdrola S.A..................................   9,734      255
         Iberia (Lineas Aereas de Espana)...............   3,800       10
         Inditex S.A....................................   3,035       89
         Indra Sistemas S.A.............................   1,402       28
         Metrovacesa S.A................................     670       43
         NH Hoteles S.A.................................     800       12
         Promotora de Informaciones S.A. (Prisa)........     600       10
         Repsol YPF S.A.................................  10,838      319
         Sacyr Vallehermoso S.A.........................     682       17
         Sociedad General de Aguas de Barcelona S.A.,
           Class A......................................     540       12
         Sogecable S.A. *...............................     347       14
         Telefonica Publicidad e Informacion S.A........   1,400       11
         Telefonica S.A.................................  53,403      788
         Union Fenosa S.A...............................   3,005      111
         Zeltia S.A.....................................   1,300       10
                                                                   ------
                                                                    4,317
                                                                   ------
      Sweden - 2.3%
         Alfa Laval AB +................................     600       12
         Assa Abloy AB, Class B +.......................   2,300       34
         Atlas Copco AB, Class A........................   4,700       94
         Atlas Copco AB, Class B........................   1,800       32
         Axfood AB......................................     200        5
         Billerud AB +..................................     500        6
         Castellum AB...................................     600       22
         Electrolux AB, Class B.........................   4,023       93
         Eniro AB.......................................   2,400       26
         Fabege AB......................................     500        8
         Gambro AB, Class A +...........................   2,000       20

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  42  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 97.9% - CONTINUED
Sweden - 2.3% - (continued)
   Gambro AB, Class B +...........................      800  $    8
   Getinge AB, Class B............................    3,100      40
   Hennes & Mauritz AB, Class B +.................    5,840     183
   Hoganas AB, Class B............................      200       4
   Holmen AB, Class B +...........................      400      13
   Modern Times Group AB, Class B *...............      400      16
   Nordea Bank AB.................................   25,800     251
   OMX AB *.......................................      400       5
   Sandvik AB.....................................    2,700     127
   SAS AB *.......................................      600       7
   Scania AB, Class B.............................      700      24
   Securitas AB, Class B..........................    4,500      69
   Skandia Forsakrings AB +.......................   12,310      67
   Skandinaviska Enskilda Banken AB, Class A......    6,300     118
   Skanska AB, Class B............................    5,000      74
   SKF AB, Class B *..............................    4,444      58
   SSAB Svenskt Stal AB, Series A.................      450      15
   SSAB Svenskt Stal AB, Series B.................      180       5
   Svenska Cellulosa AB, Class B..................    2,700      94
   Svenska Handelsbanken AB, Class A..............    5,900     131
   Swedish Match AB...............................    5,500      63
   Tele2 AB, Class B +............................    3,300      33
   Telefonaktiebolaget LM Ericsson, Class B +.....  179,240     583
   TeliaSonera AB +...............................   24,700     125
   Trelleborg AB, Class B +.......................      600      10
   Volvo AB, Class A..............................      900      37
   Volvo AB, Class B..............................    2,900     124
   Wihlborgs Fastigheter AB *.....................      105       2
   WM-Data AB, Class B +..........................    2,100       6
                                                             ------
                                                              2,644
                                                             ------
Switzerland - 7.1%
   ABB Ltd. *.....................................   24,104     212
   Adecco S.A. (Registered).......................    1,664      75
   Ciba Specialty Chemicals A.G. (Registered).....      824      48
   Clariant A.G. (Registered) *...................    1,950      26
   Compagnie Financiere Richemont A.G., Class A...    5,956     235
   Credit Suisse Group............................   14,219     689
   Geberit A.G. (Registered)......................       44      32
   Givaudan S.A. (Registered).....................       92      58
   Holcim Ltd. (Registered).......................    2,294     148
   Kudelski S.A. (Bearer) * +.....................      300       9
   Kuehne & Nagel International A.G...............       64      17
   Kuoni Reisen Holding (Registered) *............       27  $   10
   Logitech International S.A. *..................      800      37
   Lonza Group A.G. (Registered)..................      378      21
   Nestle S.A. (Registered).......................    4,781   1,409
   Nobel Biocare Holding A.G......................      342      77
   Novartis A.G. (Registered).....................   27,424   1,431
   Phonak Holding A.G. (Registered)...............      419      18
   Roche Holding A.G. (Genusschein)...............    8,269   1,238
   Schindler Holding A.G..........................       50      19
   Serono S.A., Class B +.........................       55      40
   SGS Societe Generale de Surveillance Holdings..
   S.A. (Registered)..............................       30      24
   STMicroelectronics N.V.........................    8,333     146
   Sulzer A.G. (Registered).......................       40      19
   Swatch Group A.G. (Registered).................      500      15
   Swatch Group A.G., Class B.....................      382      55
   Swiss Reinsurance (Registered).................    3,964     292
   Swisscom A.G. (Registered).....................      287      90
   Syngenta A.G. * +..............................    1,339     147
   Synthes, Inc...................................      603      65
   UBS A.G. (Registered)..........................   12,222   1,122
   Unaxis Holding A.G. (Registered) * +...........       75      11
   Valora Holding A.G. *..........................       35       6
   Zurich Financial Services A.G. *...............    1,701     345
                                                             ------
                                                              8,186
                                                             ------
United Kingdom - 21.9%
   3i Group PLC...................................    7,291     107
   Aegis Group PLC................................   10,000      21
   Aggreko PLC....................................    2,000       9
   Alliance Unichem PLC...........................    2,607      33
   Amec PLC.......................................    3,047      18
   Amvescap PLC...................................    9,928      67
   Anglo American PLC.............................   16,991     530
   ARM Holdings PLC...............................    9,000      19
   Associated British Ports Holdings PLC..........    4,452      44
   AstraZeneca PLC................................   19,044     875
   Aviva PLC......................................   28,676     339
   BAA PLC........................................   13,057     143
   BAE Systems PLC................................   37,819     220
   Balfour Beatty PLC.............................    6,958      40
   Barclays PLC...................................   74,572     757
   Barratt Developments PLC.......................    3,494      54

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   43  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS-97.9% - CONTINUED
United Kingdom - 21.9% - (continued)
   BBA Group PLC..................................    5,041  $   27
   Bellway PLC....................................      656      12
   Berkeley Group Holdings PLC *..................    1,000      17
   BG Group PLC...................................   42,716     397
   BHP Billiton PLC +.............................   29,689     441
   BOC Group PLC..................................    6,177     118
   Boots Group PLC +..............................    9,066      93
   BP PLC.........................................  244,468   2,685
   BPB PLC........................................    6,440      86
   Brambles Industries PLC +......................   10,400      70
   British Airways PLC *..........................    7,962      43
   British American Tobacco PLC...................   19,168     418
   British Land Co. PLC...........................    6,484     109
   British Sky Broadcasting PLC...................   14,827     126
   BT Group PLC...................................  102,679     378
   Bunzl PLC......................................    4,416      45
   Cable & Wireless PLC...........................   21,492      44
   Cadbury Schweppes PLC..........................   22,245     213
   Capita Group PLC...............................    9,040      61
   Carnival PLC...................................    2,133     120
   Cattles PLC....................................    3,000      15
   Centrica PLC...................................   44,135     175
   Close Brothers Group PLC.......................    1,000      15
   Cobham PLC.....................................    7,210      21
   Compass Group PLC..............................   27,266      99
   Corus Group PLC................................   30,906      30
   Daily Mail & General Trust, Class A............    2,424      31
   Davis Service Group PLC........................    1,666      13
   De La Rue PLC..................................    1,665      12
   Diageo PLC.....................................   35,588     512
   Dixons Group PLC...............................   25,393      67
   Electrocomponents PLC..........................    5,928      26
   Emap PLC.......................................    2,118      31
   EMI Group PLC..................................   12,173      49
   Enterprise Inns PLC............................    4,687      70
   Exel PLC +.....................................    3,836      80
   FirstGroup PLC.................................    4,000      24
   FKI PLC........................................    5,000      10
   Friends Provident PLC..........................   24,608      81
   Gallaher Group PLC.............................    8,056     122
   GKN PLC........................................    6,646      33
   GlaxoSmithKline PLC............................   68,140   1,687
   Great Portland Estates PLC.....................    1,440  $   10
   Group 4 Securicor PLC..........................    9,932      26
   GUS PLC........................................   11,915     184
   Hammerson PLC..................................    3,806      63
   Hanson PLC.....................................    7,096      73
   Hays PLC.......................................   22,236      46
   HBOS PLC.......................................   44,980     676
   Hilton Group PLC...............................   19,745     114
   HSBC Holdings PLC..............................  132,123   2,109
   ICAP PLC.......................................    7,522      47
   IMI PLC........................................    3,000      24
   Imperial Chemical Industries PLC...............   15,481      86
   Imperial Tobacco Group PLC.....................    8,513     253
   Inchcape PLC...................................      590      24
   Intercontinental Hotels Group PLC..............    5,612      76
   International Power PLC *......................   14,549      61
   Intertek Group PLC.............................      942      12
   Invensys PLC *.................................   51,179      15
   ITV PLC........................................   53,935     101
   J Sainsbury PLC................................   13,141      64
   Johnson Matthey PLC............................    1,927      41
   Kelda Group PLC................................    3,099      39
   Kesa Electricals PLC...........................    4,842      21
   Kingfisher PLC.................................   29,217     114
   Land Securities Group PLC......................    5,686     152
   Legal & General Group PLC......................   78,688     158
   Liberty International PLC +....................    2,958      50
   Lloyds TSB Group PLC...........................   66,949     545
   LogicaCMG PLC..................................    9,516      26
   London Stock Exchange PLC......................    1,867      19
   Man Group PLC..................................    3,656     112
   Marconi Corp. PLC *............................    1,538      10
   Marks & Spencer Group PLC......................   20,096     158
   Meggitt PLC +..................................    3,056      18
   MFI Furniture PLC..............................    5,000       6
   Misys PLC......................................    5,008      19
   Mitchells & Butlers PLC........................    4,494      29
   National Express Group PLC.....................      630      10
   National Grid PLC +............................   33,000     305
   Next PLC.......................................    3,369      80
   Pearson PLC....................................    9,950     115
   Peninsular & Oriental Steam Navigation (The)
     Co...........................................   10,301      78

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  44  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                    NUMBER     VALUE
                                                   OF SHARES   (000S)
                                                   ---------- --------
COMMON STOCKS - 97.9% - CONTINUED
United Kingdom - 21.9% - (continued)
   Persimmon PLC..................................      3,933 $     75
   Pilkington PLC.................................      8,974       23
   Provident Financial PLC........................      1,648       17
   Prudential PLC.................................     27,987      254
   Punch Taverns PLC..............................      1,780       25
   Rank Group PLC.................................      4,031       21
   Reckitt Benckiser PLC..........................      7,316      225
   Reed Elsevier PLC..............................     15,481      137
   Rentokil Initial PLC...........................     24,219       67
   Reuters Group PLC..............................     17,713      122
   Rexam PLC......................................      6,109       54
   Rio Tinto PLC +................................     12,804      520
   Rolls-Royce Group PLC *........................     19,240      129
   Rolls-Royce Group PLC, Class B *...............    523,545        1
   Royal & Sun Alliance Insurance Group PLC.......     39,985       78
   Royal Scotland Group PLC.......................     37,664    1,070
   SABMiller PLC..................................     11,131      197
   Sage Group PLC.................................     17,904       72
   Schroders PLC..................................        690       11
   Scottish & Newcastle PLC.......................      7,240       59
   Scottish & Southern Energy PLC.................     10,246      173
   Scottish Power PLC.............................     21,981      201
   Serco Group PLC................................      4,000       20
   Severn Trent PLC...............................      4,702       81
   Signet Group PLC...............................     26,922       48
   Slough Estates PLC.............................      3,783       35
   Smith & Nephew PLC.............................     11,819      105
   Smiths Group PLC...............................      6,960      117
   SSL International PLC..........................      2,000       10
   Stagecoach Group PLC...........................      7,144       14
   Tate & Lyle PLC................................      3,575       34
   Taylor Woodrow PLC.............................      8,299       49
   Tesco PLC......................................     93,311      488
   TI Automotive Ltd., Class A *..................      5,000       --
   Tomkins PLC....................................     11,435       57
   Travis Perkins PLC.............................        951       21
   Trinity Mirror PLC.............................      2,462       26
   Unilever PLC...................................     32,052      313
   United Business Media PLC......................      2,114       22
   United Utilities PLC...........................      9,732      108
   Vodafone Group PLC.............................    742,873    1,596
   Whitbread PLC..................................      3,690       60
   William Hill PLC...............................      3,000 $     26
   Wimpey (George) PLC............................      2,522       19
   Wolseley PLC...................................      7,152      152
   WPP Group PLC..................................     14,482      142
   Yell Group PLC.................................      9,216       78
                                                              --------
                                                                25,303
                                                              --------
Total Common Stocks (1)
(Cost $104,248)                                                113,283
                                                              --------
PREFERRED STOCKS - 0.2%
Germany - 0.2%
   Fresenius Medical Care A.G.....................        250       20
   Henkel KGaA....................................        821       79
   Porsche A.G....................................         68       51
   ProSieben SAT.1 Media A.G. +...................        675       12
   RWE A.G. +.....................................        350       21
   Volkswagen A.G.................................        647       25
                                                              --------
Total Preferred Stocks /(1)/
(Cost $159)                                                        208
                                                              --------
RIGHTS - 0.0%
   Cheung Kong Holdings *.........................        593       --
   Emporiki Bank *................................        600        2
   Fiat S.p.A. * +................................      6,900       --
   Orica Limited NPV *............................        221        1
                                                              --------
Total Rights /(1)/
(Cost $ -)                                                           3
                                                              --------
INVESTMENT COMPANY - 11.4 %
   Northern Institutional Funds - Liquid Assets
     Portfolio /(2)/.............................. 13,172,307   13,172
                                                              --------
Total Investment Company
(Cost $13,172)                                                  13,172
                                                              --------

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   45  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                   PRINCIPAL
                                                    AMOUNT    VALUE
                                                    (000S)    (000S)
                                                   --------- --------
SHORT-TERM INVESTMENTS - 1.1%
   Rabobank Nederland, London, Eurodollar Time
     Deposit,
     4.04%, 12/1/05...............................   $534    $    534
   U.S. Treasury Bill, /(3)/
     3.27%, 12/1/05...............................    745         745
                                                             --------
Total Short-Term Investments
(Cost $ 1,279)....................................              1,279
                                                             --------

Total Investments - 110.6%
(Cost $ 118,858)..................................            127,945
                                                             --------
   Liabilities less Other Assets - (10.6)%........            (12,264)
                                                             --------
NET ASSETS - 100.0%...............................           $115,681
                                                             --------

/(1) /In accordance with the Portfolio's prospectus, adjustment factors were provided by an independent evaluation service to determine the value of these securities.

/(2) /Investment relates to cash collateral received from portfolio securities loaned.

/(3)/ Security pledged as collateral to cover margin requirements for open futures contracts.

*   Non-Income Producing Security

+   Security is either wholly or partially on loan.

At November 30, 2005, the International Equity Index Portfolio had open futures contracts as follows:

                                                             NOTIONAL                   UNREALIZED
                                                   NUMBER OF  AMOUNT  CONTRACT CONTRACT GAIN (LOSS)
TYPE                                               CONTRACTS  (000S)  POSITION   EXP.     (000S)
----                                               --------- -------- -------- -------- -----------
EuroStoxx-50......................................    25      $1,019    Long    12/05       $31
FTSE 100..........................................     5         470    Long    12/05         5
Hang Seng
Index.............................................     1          96    Long    12/05        (1)
SPI 200...........................................     1          85    Long    12/05         3
Nikkei 225........................................     3         223    Long    12/05        11
TOPIX Index.......................................     1         128    Long    12/05        21
                                                              ------                        ---
Total.............................................            $2,021                        $70

At November 30, 2005, the industry sectors for the International Equity Index Portfolio were:

                           % OF LONG-TERM
INDUSTRY SECTOR             INVESTMENTS
---------------            --------------
Consumer Discretionary....      12.0%
Consumer Staples..........       7.9
Energy....................       8.5
Financials................      28.3
Health Care...............       8.0
Industrials...............      10.4
Information Technology....       6.0
Materials.................       8.0
Telecommunication Services       5.9
Utilities.................       5.0
                               -----
Total.....................     100.0%

At November 30, 2005, the International Equity Index Portfolio's investments were denominated in the following currencies:

                                  % OF LONG-TERM
CONCENTRATI ON BY CURRENCY         INVESTMENTS
--------------------------        --------------
Euro.............................      33.9%
Japanese Yen.....................      24.7
United Kingdom Pound.............      22.3
Swiss Franc......................       7.2
Australian Dollar................       5.3
All other currencies less than 5%       6.6
                                      -----
Total............................     100.0%

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  46  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

At November 30, 2005, the International Equity Index Portfolio had outstanding forward foreign currency exchange contracts as follows:

                                AMOUNT                             AMOUNT
                                (LOCAL                             (LOCAL              UNREALIZED
                               CURRENCY)                          CURRENCY) SETTLEMENT GAIN (LOSS)
CONTRACTS TO DELIVER CURRENCY   (000S)   IN EXCHANGE FOR CURRENCY  (000S)      DATE      (000S)
-----------------------------  --------- ------------------------ --------- ---------- -----------
U.S. Dollar...................       15    Australian Dollar            20   12/02/05     $  --
U.S. Dollar...................      300    Euro                        255   12/02/05        --
U.S. Dollar...................       11    Swedish Krona                89   12/02/05        --
Euro..........................    2,147    U.S. Dollar               2,560   12/20/05        26
Japanese Yen..................  152,396    U.S. Dollar               1,340   12/20/05        65
United Kingdom Pound..........      743    U.S. Dollar               1,290   12/20/05         5
U.S. Dollar...................    3,120    Euro                      2,550   12/20/05      (110)
U.S. Dollar...................    1,580    Japanese Yen            174,750   12/20/05      (118)
U.S. Dollar                       1,600    United Kingdom Pound        893   12/20/05       (55)
                                                                                          -----
Total.........................                                                            $(187)

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   47  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY GROWTH PORTFOLIO

                                                    NUMBER    VALUE
                                                   OF SHARES ( 000S )
                                                   --------- --------
COMMON STOCKS - 91.0%
Advertising - 1.4%
   Getty Images, Inc. *...........................   1,100     $100
                                                               ----
Aerospace/Defense - 2.2%
   Esterline Technologies Corp. *.................   3,800      156
                                                               ----
Banks - 1.9%
   East-West Bancorp, Inc.........................   2,700      102
   PrivateBancorp, Inc.+..........................   1,000       37
                                                               ----
                                                                139
                                                               ----
Biotechnology - 3.0%
   InterMune, Inc. * +............................   3,200       46
   Serologicals Corp. * +.........................   5,600      113
   Vertex Pharmaceuticals, Inc. *+................   2,200       56
                                                               ----
                                                                215
                                                               ----
Commercial Services - 8.2%
   Alliance Data Systems Corp. *..................   1,500       58
   Bright Horizons Family Solutions, Inc. *.......   2,900      103
   Copart, Inc. *.................................   5,000      126
   Corporate Executive Board Co...................   1,600      138
   Labor Ready, Inc. *............................   3,900       86
   Navigant Consulting, Inc. *....................   1,387       28
   Universal Technical Institute, Inc. *+.........   1,600       49
                                                               ----
                                                                588
                                                               ----
Computers - 1.6%
   CACI International, Inc., Class A *............     900       50
   Manhattan Associates, Inc. *...................   2,900       62
                                                               ----
                                                                112
                                                               ----
Diversified Financial Services - 1.3%
   Calamos Asset Management, Inc., Class A........   3,500       95
                                                               ----
Electronics - 2.0%
   Flir Systems, Inc. * +.........................   2,700       67
   NAM TAI Electronics, Inc.......................   2,100       46
   Trimble Navigation Ltd. *......................   1,000       32
                                                               ----
                                                                145
                                                               ----
Entertainment - 4.1%
   Great Wolf Resorts, Inc. *+....................   7,700       75
   Lions Gate Entertainment Corp. *+..............  13,900      127
   Shuffle Master, Inc. *+........................   3,400       95
                                                               ----
                                                                297
                                                               ----
Environmental Control - 1.8%
   Stericycle, Inc. * +...........................   2,100      129
                                                               ----
Food - 1.7%
   United Natural Foods, Inc. *+..................   4,400      124
                                                               ----
Healthcare - Products - 11.8%
   Advanced Medical Optics, Inc. *................   2,700     $114
   American Medical Systems Holdings, Inc. *......   6,100      112
   Gen-Probe, Inc. *..............................   3,200      148
   IDEXX Laboratories, Inc. *.....................   1,800      129
   Lifeline Systems, Inc. * +.....................   2,300       82
   Respironics, Inc. *............................   2,900      112
   Sybron Dental Specialties, Inc. *..............   3,500      153
                                                               ----
                                                                850
                                                               ----
Healthcare - Services - 4.1%
   Psychiatric Solutions, Inc. *..................   2,200      124
   Sierra Health Services, Inc. *+................   1,400      110
   United Surgical Partners International, Inc. *.   1,800       62
                                                               ----
                                                                296
                                                               ----
Insurance - 1.7%
   Selective Insurance Group, Inc.+...............   2,200      123
                                                               ----
Internet - 3.0%
   Digital Insight Corp. *........................   1,400       46
   Digital River, Inc. *+.........................   1,000       26
   F5 Networks, Inc. *............................   1,200       64
   Websense, Inc. *...............................   1,200       78
                                                               ----
                                                                214
                                                               ----
Iron/Steel - 0.8%
   Carpenter Technology Corp......................     900       59
                                                               ----
Leisure Time - 1.4%
   Life Time Fitness, Inc. * +....................   2,700      104
                                                               ----
Lodging - 1.3%
   La Quinta Corp. *..............................   8,700       95
                                                               ----
Machinery - Diversified - 2.6%
   IDEX Corp......................................   1,500       66
   Zebra Technologies Corp., Class A *............   2,700      122
                                                               ----
                                                                188
                                                               ----
Metal Fabrication/Hardware - 0.8%
   NS Group, Inc. *...............................   1,400       57
                                                               ----
Oil & Gas - 3.7%
   InterOil Corp. *+..............................   1,900       35
   Range Resources Corp...........................   3,300      123
   Rowan Cos., Inc................................   3,100      111
                                                               ----
                                                                269
                                                               ----
Oil & Gas Services - 3.3%
   Cal Dive International, Inc. *+................   2,100      153

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  48  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                                   NUMBER   VALUE
                                                                  OF SHARES (000S)
                                                                  --------- ------
COMMON STOCKS - 91.0% - CONTINUED
Oil & Gas Services - 3.3% - (continued)
   Veritas DGC, Inc. * +.........................................     2,700 $   88
                                                                            ------
                                                                               241
                                                                            ------
Pharmaceuticals - 3.2%
   MGI Pharma, Inc. * +..........................................     2,100     42
   Salix Pharmaceuticals Ltd. * +................................     2,900     56
   VCA Antech, Inc. *............................................     4,700    131
                                                                            ------
                                                                               229
                                                                            ------
Real Estate Investment Trust - 2.0%
   Centerpoint Properties Trust +................................     3,200    146
                                                                            ------
Restaurants - 0.7%
   Applebee's International, Inc. +..............................     2,300     53
                                                                            ------
Retail - 1.8%
   Dick's Sporting Goods, Inc. * +...............................     1,700     60
   Talbots, Inc. +...............................................     2,300     62
   Under Armour, Inc., Class A * +...............................       402      9
                                                                            ------
                                                                               131
                                                                            ------
Semiconductors - 4.6%
   Formfactor, Inc. *............................................     2,100     59
   QLogic Corp. *................................................     2,800     93
   Sigmatel, Inc. *..............................................     2,700     39
   Silicon Laboratories, Inc. *..................................     1,900     74
   Sunpower Corp., Class A * +...................................       210      5
   Varian Semiconductor Equipment Associates, Inc. * +...........     1,400     62
                                                                            ------
                                                                               332
                                                                            ------
Software - 9.6%
   Ansys, Inc. *.................................................     2,900    122
   Certegy, Inc..................................................     2,700    109
   Cognos, Inc. * +..............................................     3,300    111
   Global Payments, Inc..........................................     3,300    144
   Quest Software, Inc. * +......................................     7,200    113
   THQ, Inc. * +.................................................     4,200     95
                                                                            ------
                                                                               694
                                                                            ------
Telecommunications - 0.5%
   Plantronics, Inc..............................................     1,400     39
                                                                            ------
Transportation - 4.9%
   Hunt (J.B.) Transport Services, Inc. +........................     6,000 $  134
   Universal Truckload Services, Inc. *..........................     3,100     73
   UTI Worldwide, Inc............................................     1,500    146
                                                                            ------
                                                                               353
                                                                            ------
Total Common Stocks
(Cost $5,653)....................................................            6,573
                                                                            ------
INVESTMENT COMPANIES - 35.5%
   iShares Russell 2000 Growth Index Fund........................     3,500    245
   iShares S&P SmallCap 600/BARRA Growth Index Fund..............     2,100    246
   Northern Institutional Funds - Liquid Assets Portfolio /(1)/.. 2,070,708  2,071
                                                                            ------
Total Investment Companies
(Cost $2,551)....................................................            2,562
                                                                            ------


                                                                  PRINCIPAL
                                                                   AMOUNT    VALUE
                                                                   (000S)    (000S)
                                                                  --------- -------
SHORT-TERM INVESTMENT - 2.2%
   Rabobank Nederland, London, Eurodollar Time Deposit,
     4.04%, 12/1/05..............................................   $156        156
                                                                            -------
Total Short-Term Investment
(Cost $ 156).....................................................               156
                                                                            -------
Total Investments - 128.7%
(Cost $8,360)....................................................             9,291
                                                                            -------
   Liabilities less Other Assets - (28.7)%.......................            (2,071)
                                                                            -------
NET ASSETS - 100.0%                                                         $ 7,220
                                                                            -------

/(1)/ Investment relates to cash collateral received from portfolio securities loaned.

*   Non-Income Producing Security

+   Security is either wholly or partially on loan.

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   49  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS                                       NOVEMBER 30, 2005

SMALL COMPANY GROWTH PORTFOLIO (continued)

At November 30, 2005, the industry sectors for the Small Company Growth Portfolio were:

                                                   % OF LONG-TERM
INDUSTRY SECTOR                                     INVESTMENTS
---------------                                    --------------
Consumer Discretionary............................      13.2%
Consumer Staples..................................       1.8
Energy............................................       8.0
Financials........................................      14.1
Health Care.......................................      22.5
Industrials.......................................      15.3
Information Technology............................      24.3
Materials.........................................       0.8
                                                       -----
Total.............................................     100.0%

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  50  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS                                       NOVEMBER 30, 2005

SMALL COMPANY INDEX PORTFOLIO

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 96.6%
Advertising - 0.3%
   Advo, Inc......................................   1,980    $ 54
   Catalina Marketing Corp. +.....................   2,889      77
   FTD Group, Inc. *..............................   1,020      11
   Greenfield Online, Inc. * +....................   1,200       6
   Marchex, Inc., Class B * +.....................   1,100      26
   ValueVision Media, Inc., Class A *.............   1,431      16
   Ventiv Health, Inc. *..........................   1,595      39
                                                              ----
                                                               229
                                                              ----
Aerospace/Defense - 1.3%
   AAR Corp. * +..................................   1,943      41
   Argon ST, Inc. * +.............................     454      13
   Armor Holdings, Inc. * +.......................   2,071      91
   BE Aerospace, Inc. *...........................   3,305      58
   Curtiss-Wright Corp............................   1,244      73
   DRS Technologies, Inc. +.......................   1,591      78
   EDO Corp.......................................     861      23
   Engineered Support Systems, Inc................   2,373      96
   Esterline Technologies Corp. *.................   1,406      58
   GenCorp, Inc. * +..............................   3,076      56
   Heico Corp. +..................................   1,147      26
   Herley Industries, Inc. * +....................     893      15
   Innovative Solutions & Supports, Inc. * +......   1,167      17
   K&F Industries Holdings, Inc. * +..............     700      11
   Kaman Corp. +..................................   1,290      25
   Moog, Inc., Class A * +........................   1,985      58
   MTC Technologies, Inc. * +.....................     804      26
   Orbital Sciences Corp. * +.....................   3,377      41
   Sequa Corp., Class A *.........................     326      21
   Teledyne Technologies, Inc. *..................   1,916      63
   Triumph Group, Inc. *..........................     901      34
   United Industrial Corp. of New York +..........     581      25
                                                              ----
                                                               949
                                                              ----
Agriculture - 0.3%
   Alico, Inc. +..................................     292      13
   Alliance One International, Inc. +.............   4,578      14
   Andersons (The), Inc. +........................     300      12
   Delta & Pine Land Co. +........................   2,111      50
   Maui Land & Pineapple Co., Inc. * +............     252       9
   Tejon Ranch Co. * +............................     401      17
   Universal Corp. of Virginia +..................   1,575      64
   Vector Group Ltd. +............................   1,499      28
                                                              ----
                                                               207
                                                              ----
Airlines - 0.5%
   Airtran Holdings, Inc. *.......................   5,112    $ 77
   Alaska Air Group, Inc. *.......................   1,575      55
   Continental Airlines, Inc., Class B * +........   4,915      76
   ExpressJet Holdings, Inc. *....................   2,327      20
   Frontier Airlines, Inc. *......................   2,084      17
   Mesa Air Group, Inc. * +.......................   1,716      18
   Pinnacle Airlines Corp. * +....................   2,000      14
   Republic Airways Holdings, Inc. *..............   1,000      15
   Skywest, Inc...................................   3,324      99
   World Air Holdings, Inc. *.....................   1,600      17
                                                              ----
                                                               408
                                                              ----
Apparel - 0.9%
   Carter's, Inc. *...............................   1,100      67
   Cherokee, Inc. +...............................     523      18
   Deckers Outdoor Corp. * +......................     554      13
   DHB Industries, Inc. * +.......................   1,662       7
   Guess?, Inc. *.................................     900      30
   Gymboree Corp. * +.............................   1,816      41
   Hartmarx Corp. * +.............................   2,258      17
   K-Swiss, Inc., Class A.........................   1,514      47
   Kellwood Co. +.................................   1,592      37
   Maidenform Brands, Inc. *......................   1,200      15
   Oxford Industries, Inc.........................     798      45
   Perry Ellis International, Inc. * +............     436       9
   Phillips-Van Heusen Corp.......................   1,827      62
   Russell Corp. +................................   1,935      31
   Skechers U.S.A., Inc., Class A *...............   1,231      18
   Steven Madden Ltd. *...........................   1,000      27
   Stride Rite Corp...............................   2,177      30
   Warnaco Group (The), Inc. *....................   2,721      67
   Weyco Group, Inc. +............................     504      10
   Wolverine World Wide, Inc......................   3,362      73
                                                              ----
                                                               664
                                                              ----
Auto Manufacturers - 0.1%
   A.S.V., Inc. * +...............................   1,008      25
   Wabash National Corp...........................   1,835      37
                                                              ----
                                                                62
                                                              ----
Auto Parts & Equipment - 0.7%
   Accuride Corp. * +.............................   1,100      14
   Aftermarket Technology Corp. *.................   1,168      24
   American Axle & Manufacturing Holdings, Inc. +.   2,400      51
   ArvinMeritor, Inc. +...........................   4,100      55

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   51  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 96.6% - CONTINUED
Auto Parts & Equipment - 0.7% - (continued)
   Bandag, Inc. +.................................     678    $ 29
   Commercial Vehicle Group, Inc. * +.............     800      16
   Cooper Tire & Rubber Co. +.....................   3,541      52
   Hayes Lemmerz International, Inc. * +..........   2,400       7
   Keystone Automotive Industries, Inc. *.........     861      24
   Modine Manufacturing Co. +.....................   2,037      68
   Noble International Ltd. +.....................     500      11
   Standard Motor Products, Inc...................     700       6
   Strattec Security Corp. * +....................     284      14
   Superior Industries International, Inc. +......   1,334      31
   Tenneco Automotive, Inc. *.....................   2,492      43
   Titan International, Inc. +....................     966      17
   Visteon Corp. *................................   7,425      50
                                                              ----
                                                               512
                                                              ----
Banks - 8.0%
   1st Source Corp. +.............................     687      17
   ABC Bancorp +..................................   1,000      20
   Alabama National Bancorp.......................     818      54
   Amcore Financial, Inc. +.......................   1,441      45
   Amegy Bancorp, Inc. +..........................   4,071      97
   AmericanWest Bancorp *.........................     631      15
   Ames National Corp. +..........................     300       8
   Arrow Financial Corp. +........................     595      17
   Bancfirst Corp.................................     159      13
   BancorpSouth, Inc. +...........................   4,500     102
   BancTrust Financial Group, Inc. +..............     587      12
   Bank Mutual Corp...............................   3,459      37
   Bank of Granite Corp. +........................   1,077      21
   Bank of the Ozarks, Inc. +.....................     708      26
   BankFinancial Corp. *..........................   1,000      15
   Banner Corp....................................     597      19
   Boston Private Financial Holdings, Inc. +......   1,982      61
   Camden National Corp. +........................     569      20
   Capital City Bank Group, Inc. +................     737      28
   Capital Corp. of the West +....................     756      26
   Capital Crossing Bank * +......................     200       7
   Capitol Bancorp Ltd............................     562      21
   Cardinal Financial Corp. +.....................   1,100      12
   Cascade Bancorp +..............................     992      23
   Cathay General Bancorp, Inc. +.................   2,709     103
   Center Financial Corp. +.......................     840      21
   Central Coast Bancorp * +......................   1,025      25
   Central Pacific Financial Corp. +..............   1,697    $ 62
   Chemical Financial Corp........................   1,510      49
   Chittenden Corp................................   2,776      83
   Citizens & Northern Corp. +....................     300       8
   Citizens Banking Corp. of Michigan +...........   2,508      74
   City Holding Co................................     953      35
   CityBank Lynwood of Washington +...............     465      16
   Coastal Financial Corp. +......................   1,181      16
   CoBiz, Inc. +..................................     806      15
   Colony Bankcorp, Inc. +........................     200       5
   Columbia Bancorp...............................     468      19
   Columbia Banking Systems, Inc..................     971      28
   Commercial Bankshares, Inc. of Florida +.......     100       4
   Community Bank System, Inc. +..................   1,626      39
   Community Banks, Inc. +........................   1,283      38
   Community Trust Bancorp, Inc. +................     745      25
   Corus Bankshares, Inc. +.......................   1,122      66
   CVB Financial Corp.............................   2,792      56
   Enterprise Financial Services Corp. * +........     300       7
   EuroBancshares, Inc. * +.......................     400       5
   Farmers Capital Bank Corp. +...................     509      17
   Financial Institutions, Inc. +.................     685      14
   First Bancorp of North Carolina +..............     672      15
   First BanCorp of Puerto Rico +.................   4,000      48
   First Busey Corp. +............................   1,113      23
   First Charter Corp.............................   1,762      44
   First Citizens Bancshares, Inc., Class A.......     299      56
   First Commonwealth Financial Corp. +...........   4,180      56
   First Community Bancorp of California..........     800      41
   First Community Bancshares, Inc. of Virginia +.     599      19
   First Financial Bancorp +......................   2,100      40
   First Financial Bankshares, Inc. +.............   1,134      42
   First Financial Corp. of Indiana +.............     766      21
   First Indiana Corp.............................     640      22
   First Merchants Corp. +........................   1,138      29
   First Midwest Bancorp, Inc. of Illinois........   3,000     112
   First Oak Brook Bancshares, Inc. +.............     500      14
   First Regional Bancorp of California * +.......     100       7
   First Republic Bank of California..............   1,168      45
   First State Bancorporation of New Mexico.......     898      22
   FNB Corp. of Pennsylvania +....................   3,200      59
   FNB Corp. of Virginia +........................     472      15

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  52  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                     NUMBER   VALUE
                                                    OF SHARES (000S)
                                                    --------- ------
COMMON STOCKS - 96.6% - CONTINUED
Banks - 8.0% - (continued)
   Fremont General Corp............................   3,800    $ 89
   Frontier Financial Corp. +......................   1,453      47
   GB&T Bancshares, Inc. +.........................     520      12
   Glacier Bancorp, Inc............................   1,797      59
   Gold Banc Corp., Inc............................   2,706      49
   Great Southern Bancorp, Inc. +..................     812      25
   Greater Bay Bancorp.............................   3,004      80
   Greene County Bancshares, Inc. +................     200       6
   Hancock Holding Co. +...........................   1,552      60
   Hanmi Financial Corp............................   2,282      43
   Harleysville National Corp. +...................   1,674      35
   Heartland Financial USA, Inc. +.................     756      16
   Heritage Commerce Corp. *.......................     500      11
   Hudson United Bancorp +.........................   2,594     109
   IBERIABANK Corp. +..............................     663      36
   Independent Bank Corp. of Massachusetts.........     888      26
   Independent Bank Corp. of Michigan..............   1,236      36
   Integra Bank Corp...............................     976      21
   Interchange Financial Services Corp. of New
     Jersey +......................................   1,013      18
   Irwin Financial Corp. +.........................   1,069      24
   Lakeland Bancorp, Inc. +........................   1,046      16
   Lakeland Financial Corp.........................     393      17
   Macatawa Bank Corp. +...........................     593      23
   Main Street Banks, Inc. +.......................     920      26
   MainSource Financial Group, Inc. +..............     787      14
   MB Financial, Inc...............................   1,183      44
   MBT Financial Corp. +...........................     843      15
   Mercantile Bank Corp. +.........................     463      19
   Mid-State Bancshares +..........................   1,375      38
   Midwest Banc Holdings, Inc. +...................     672      15
   Nara Bancorp, Inc. +............................   1,513      28
   National Penn Bancshares, Inc. +................   2,610      54
   NBC Capital Corp. +.............................     516      12
   NBT Bancorp, Inc. +.............................   1,997      46
   Northern Empire Bancshares * +..................     300       8
   Old National Bancorp of Indiana +...............   3,915      86
   Old Second Bancorp, Inc. +......................     822      27
   Omega Financial Corp. +.........................     683      20
   Oriental Financial Group, Inc. +................   1,208      16
   Pacific Capital Bancorp.........................   2,615      98
   Park National Corp. +...........................     645      68
   Peapack Gladstone Financial Corp. +.............     594      17
   Peoples Bancorp, Inc. of Ohio +.................     608    $ 18
   Pinnacle Financial Partners, Inc. * +...........     300       8
   Placer Sierra Bancshares +......................     300       9
   Premierwest Bancorp * +.........................     600       8
   PrivateBancorp, Inc. +..........................   1,300      48
   Prosperity Bancshares, Inc. +...................   1,567      48
   Provident Bankshares Corp.......................   1,901      68
   R & G Financial Corp., Class B +................   1,623      21
   Renasant Corp. +................................     675      21
   Republic Bancorp, Inc. of Kentucky, Class A.....     667      14
   Republic Bancorp, Inc. of Michigan +............   4,529      56
   Royal Bancshares of Pennsylvania, Inc., Class A.     335       8
   S & T Bancorp, Inc. +...........................   1,463      56
   Sandy Spring Bancorp, Inc. +....................     874      32
   Santander BanCorp +.............................     371      10
   SCBT Financial Corp. +..........................     705      24
   Seacoast Banking Corp. of Florida...............     705      17
   Security Bank Corp. of Georgia..................     672      17
   Signature Bank of New York * +..................     700      20
   Simmons First National Corp., Class A +.........     876      25
   Southside Bancshares, Inc. +....................     777      16
   Southwest Bancorp, Inc. of Oklahoma.............     696      16
   State Bancorp, Inc. of New York +...............     742      14
   Sterling Bancorp of New York +..................     970      19
   Sterling Bancshares, Inc........................   2,664      42
   Sterling Financial Corp. of Pennsylvania +......   1,616      34
   Suffolk Bancorp +...............................     652      22
   Summit Bancshares, Inc. of Texas +..............     400       7
   Sun Bancorp, Inc. of New Jersey * +.............     626      12
   Susquehanna Bancshares, Inc. +..................   2,735      67
   SVB Financial Group *...........................   2,046      98
   SY Bancorp, Inc. +..............................     839      20
   Taylor Capital Group, Inc. +....................     336      13
   Texas Capital Bancshares, Inc. *................   1,200      29
   Texas Regional Bancshares, Inc., Class A +......   2,405      70
   Tompkins Trustco, Inc. +........................     500      23
   Trico Bancshares +..............................     942      22
   Trustco Bank Corp. of New York +................   4,478      58
   Trustmark Corp. +...............................   2,800      80
   UCBH Holdings, Inc..............................   5,365      95
   UMB Financial Corp. +...........................     889      59
   Umpqua Holdings Corp. +.........................   3,182      84

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   53  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 96.6% - CONTINUED
Banks - 8.0% - (continued)
   Union Bankshares Corp. of Virginia +...........     461   $   22
   United Bankshares, Inc.........................   2,100       79
   United Community Banks, Inc. of Georgia +......   1,730       49
   Univest Corp. of Pennsylvania +................     600       15
   Unizan Financial Corp..........................   1,351       36
   USB Holding Co., Inc...........................     820       18
   Vineyard National Bancorp +....................     337       10
   Virginia Commerce Bancorp * +..................     531       16
   Virginia Financial Group, Inc. +...............     533       20
   W. Holding Co., Inc. +.........................   6,100       50
   Washington Trust Bancorp, Inc. +...............     896       25
   WesBanco, Inc. +...............................   1,201       38
   West Bancorp +.................................   1,050       21
   West Coast Bancorp of Oregon +.................     925       24
   Westamerica Bancorporation.....................   2,008      110
   Western Sierra Bancorp * +.....................     428       15
   Wilshire Bancorp, Inc. +.......................     900       15
   Wintrust Financial Corp........................   1,399       79
   Yardville National Bancorp.....................     545       19
                                                             ------
                                                              5,874
                                                             ------
Beverages - 0.2%
   Boston Beer Co., Inc., Class A * +.............     496       14
   Coca-Cola Bottling Co. Consolidated +..........     265       12
   Farmer Bros. Co. +.............................     300        6
   Hansen Natural Corp. * +.......................     900       70
   Peet's Coffee & Tea, Inc. * +..................   1,005       31
                                                             ------
                                                                133
                                                             ------
Biotechnology - 2.1%
   Aastrom Biosciences, Inc. * +..................   6,500       14
   Alexion Pharmaceuticals, Inc. *................   1,736       34
   Applera Corp. (Celera Genomics Group) *........   4,448       55
   Arena Pharmaceuticals, Inc. * +................   2,000       22
   Ariad Pharmaceuticals, Inc. * +................   2,998       19
   Arqule, Inc. * +...............................   1,800       12
   Barrier Therapeutics, Inc. * +.................   1,100        8
   Bio-Rad Laboratories, Inc., Class A *..........   1,000       58
   Cambrex Corp. +................................   1,529       28
   Cell Genesys, Inc. * +.........................   2,956       17
   Coley Pharmaceutical Group, Inc. * +...........     600       10
   Cotherix, Inc. * +.............................     700        9
   CuraGen Corp. * +..............................   2,930       12
   Curis, Inc. * +................................   2,900   $   11
   Decode Genetics, Inc. * +......................   3,429       28
   Digene Corp. *.................................     902       25
   Diversa Corp. * +..............................   1,594        8
   Encysive Pharmaceuticals, Inc. * +.............   3,367       38
   Enzo Biochem, Inc. * +.........................   1,578       22
   Enzon Pharmaceuticals, Inc. * +................   3,352       23
   Exelixis, Inc. * +.............................   4,731       38
   Genitope Corp. * +.............................   1,600       13
   Geron Corp. * +................................   3,615       32
   Human Genome Sciences, Inc. *..................   7,600       70
   ICOS Corp. * +.................................   3,700      105
   Illumina, Inc. *...............................   2,000       32
   Immunogen, Inc. *..............................   2,618       14
   Incyte Corp. * +...............................   4,840       27
   Integra LifeSciences Holdings Corp. * +........   1,246       46
   InterMune, Inc. * +............................   1,466       21
   Keryx Biopharmaceuticals, Inc. * +.............   1,649       23
   Lexicon Genetics, Inc. *.......................   4,090       15
   Lifecell Corp. * +.............................   1,916       35
   Martek Biosciences Corp. * +...................   1,900       50
   Maxygen, Inc. *................................   1,684       12
   Momenta Pharmaceuticals, Inc. * +..............     600       13
   Monogram Biosciences, Inc. * +.................   6,300       11
   Myogen, Inc. * +...............................   1,200       26
   Myriad Genetics, Inc. *........................   2,276       44
   Nanogen, Inc. * +..............................   3,200        9
   Nektar Therapeutics * +........................   5,100       86
   Northfield Laboratories, Inc. * +..............   1,629       21
   Orchid Cellmark, Inc. * +......................   1,600       11
   Regeneron Pharmaceuticals, Inc. * +............   2,031       23
   Savient Pharmaceuticals, Inc. * +..............   4,110       15
   Seattle Genetics, Inc. * +.....................   2,024       10
   Serologicals Corp. * +.........................   1,989       40
   StemCells, Inc. * +............................   4,000       17
   SuperGen, Inc. * +.............................   3,041       17
   Telik, Inc. * +................................   3,012       51
   Vertex Pharmaceuticals, Inc. * +...............   5,494      140
                                                             ------
                                                              1,520
                                                             ------
Building Materials - 1.2%
   Aaon, Inc. * +.................................     780       13
   Apogee Enterprises, Inc........................   1,655       25

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  54  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 96.6% - CONTINUED
Building Materials - 1.2% - (continued)
   Builders FirstSource, Inc. * +.................     400   $    8
   Comfort Systems USA, Inc.......................   2,200       21
   Drew Industries, Inc. * +......................   1,080       32
   Eagle Materials, Inc. +........................   1,041      120
   ElkCorp........................................   1,226       42
   Genlyte Group, Inc. *..........................   1,384       73
   Interline Brands, Inc. *.......................     790       17
   Lennox International, Inc......................   3,320       97
   LSI Industries, Inc............................   1,438       26
   NCI Building Systems, Inc. * +.................   1,213       53
   Simpson Manufacturing Co., Inc.................   2,072       85
   Texas Industries, Inc..........................   1,318       66
   Trex Co., Inc. * +.............................     624       14
   Universal Forest Products, Inc. +..............     906       52
   York International Corp........................   2,473      139
                                                             ------
                                                                883
                                                             ------
Chemicals - 1.4%
   American Vanguard Corp. +......................     600       14
   Arch Chemicals, Inc............................   1,416       40
   Balchem Corp...................................     400       11
   CF Industries Holdings, Inc. +.................   2,414       37
   Ferro Corp.....................................   2,493       47
   Fuller (H.B.) Co...............................   1,656       51
   Georgia Gulf Corp..............................   1,964       55
   Grace (W.R.) & Co. * +.........................   3,834       33
   Hercules, Inc. *...............................   6,574       77
   Kronos Worldwide, Inc. +.......................     315       10
   MacDermid, Inc. +..............................   1,858       53
   Minerals Technologies, Inc. +..................   1,206       68
   NewMarket Corp. * +............................     875       19
   NL Industries, Inc. +..........................     498        7
   Octel Corp. +..................................     730       11
   Olin Corp......................................   4,106       79
   OM Group, Inc. * +.............................   1,734       27
   Pioneer Cos., Inc. *...........................     800       20
   PolyOne Corp. * +..............................   5,556       32
   Rockwood Holdings, Inc. * +....................     800       15
   Schulman (A.), Inc.............................   1,754       37
   Sensient Technologies Corp.....................   2,873       52
   Spartech Corp..................................   1,670       36
   Stepan Co......................................     443       12
   Symyx Technologies, Inc. * +...................   1,930       53
   Terra Industries, Inc. * +.....................   5,200   $   31
   UAP Holding Corp...............................   1,800       34
   Wellman, Inc. +................................   2,201       17
   Westlake Chemical Corp.........................     700       20
   Zoltek Cos., Inc. * +..........................     800        7
                                                             ------
                                                              1,005
                                                             ------
Coal - 0.2%
   Alpha Natural Resources, Inc. * +..............   1,790       43
   Foundation Coal Holdings, Inc. +...............   1,400       50
   James River Coal Co. * +.......................     799       33
                                                             ------
                                                                126
                                                             ------
Commercial Services - 4.7%
   Aaron Rents, Inc. +............................   2,235       46
   ABM Industries, Inc............................   2,233       48
   ACE Cash Express, Inc. * +.....................   1,000       24
   Administaff, Inc. +............................   1,198       54
   Advance America Cash Advance Centers, Inc. +...   3,880       48
   Advisory Board (The) Co. *.....................   1,079       52
   Albany Molecular Research, Inc. * +............   1,389       17
   Alderwoods Group, Inc. *.......................   2,342       35
   AMN Healthcare Services, Inc. * +..............     611       12
   Arbitron, Inc..................................   1,809       70
   Bankrate, Inc. * +.............................     610       20
   Banta Corp. +..................................   1,378       70
   BearingPoint, Inc. * +.........................  10,500       76
   Bowne & Co., Inc...............................   1,957       29
   Bright Horizons Family Solutions, Inc. *.......   1,788       63
   CBIZ, Inc. *...................................   4,421       28
   CDI Corp.......................................     764       22
   Central Parking Corp. +........................     767       11
   Cenveo, Inc. * +...............................   2,670       34
   Chemed Corp....................................   1,448       73
   Clark, Inc.....................................   1,105       16
   Coinstar, Inc. * +.............................   1,511       37
   Consolidated Graphics, Inc. * +................     684       35
   Corinthian Colleges, Inc. * +..................   5,300       64
   Corrections Corp. of America *.................   2,283      101
   Corvel Corp. * +...............................     457        7
   CoStar Group, Inc. *...........................     895       42
   CRA International, Inc. * +....................     709       32
   Cross Country Healthcare, Inc. *...............   1,713       32
   DeVry, Inc. * +................................   3,300       77

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   55  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 96.6% - CONTINUED
Commercial Services - 4.7% - (continued)
   DiamondCluster International, Inc. *...........   1,900   $   12
   Dollar Thrifty Automotive Group *..............   1,527       57
   Educate, Inc. * +..............................     900       10
   Electro Rent Corp. * +.........................   1,370       19
   Escala Group, Inc. * +.........................     300        5
   Euronet Worldwide, Inc. * +....................   1,876       51
   Exponent, Inc. *...............................     300        8
   First Advantage Corp., Class A * +.............     432       12
   Forrester Research, Inc. *.....................     875       16
   FTI Consulting, Inc. * +.......................   2,519       71
   Gartner, Inc. * +..............................   3,183       43
   Geo Group, Inc. * +............................     488       12
   Gevity HR, Inc.................................   1,652       47
   Healthcare Services Group......................   1,827       39
   Heidrick & Struggles International, Inc. *.....   1,154       38
   Hooper Holmes, Inc. +..........................   3,505       10
   Hudson Highland Group, Inc. * +................   1,349       34
   iPayment, Inc. * +.............................     920       37
   Jackson Hewitt Tax Service, Inc................   2,200       53
   Kelly Services, Inc., Class A..................   1,054       29
   Kforce, Inc. * +...............................   1,800       22
   Korn/Ferry International * +...................   1,940       33
   Labor Ready, Inc. *............................   3,074       68
   Landauer, Inc. +...............................     515       25
   Learning Tree International, Inc. * +..........     544        7
   LECG Corp. * +.................................   1,100       18
   MAXIMUS, Inc...................................   1,150       42
   McGrath Rentcorp...............................   1,272       36
   Midas, Inc. *..................................     896       17
   Monro Muffler, Inc. *..........................     619       19
   Morningstar, Inc. * +..........................     400       13
   MPS Group, Inc. *..............................   5,993       75
   Navigant Consulting, Inc. *....................   2,934       60
   NCO Group, Inc. *..............................   1,866       32
   Odyssey Marine Exploration, Inc. * +...........   2,500        8
   Parexel International Corp. * +................   1,495       31
   PHH Corp. *....................................   3,100       90
   PRA International *............................     600       17
   Pre-Paid Legal Services, Inc. +................     593       25
   PRG-Schultz International, Inc. *..............   2,444        2
   Providence Service Corp. (The) * +.............     465       14
   Quanta Services, Inc. * +......................   6,936       98
   Rent-Way, Inc. *...............................   1,816   $   12
   Resources Connection, Inc. * +.................   2,704       79
   Rollins, Inc. +................................   1,608       33
   Senomyx, Inc. *................................   1,522       19
   SFBC International, Inc. * +...................   1,097       23
   Sotheby's Holdings, Inc., Class A *............   2,356       45
   Source Interlink Cos., Inc. * +................   1,923       21
   SOURCECORP, Inc. *.............................     954       25
   Spherion Corp. *...............................   3,671       36
   Startek, Inc. +................................     788       13
   Stewart Enterprises, Inc., Class A.............   6,489       33
   Strayer Education, Inc. +......................     858       86
   TeleTech Holdings, Inc. * +....................   2,225       28
   TNS, Inc. *....................................     600       11
   United Rentals, Inc. * +.......................   3,899       83
   Universal Technical Institute, Inc. * +........   1,200       36
   Valassis Communications, Inc. *................   3,000       91
   Vertrue, Inc. * +..............................     408       15
   Viad Corp......................................   1,200       37
   Volt Information Sciences, Inc. *..............     423        8
   Watson Wyatt & Co. Holdings +..................   2,429       65
   Wright Express * +.............................   2,260       55
                                                             ------
                                                              3,484
                                                             ------
Computers - 2.6%
   3D Systems Corp. * +...........................     600       11
   Advanced Digital Information Corp. *...........   4,279       45
   Agilysys, Inc..................................   1,690       32
   Ansoft Corp. *.................................     404       14
   Anteon International Corp. *...................   1,563       67
   Brocade Communications Systems, Inc. *.........  15,700       69
   Catapult Communications Corp. *................     703       12
   CIBER, Inc. *..................................   3,085       19
   COMSYS IT Partners, Inc. * +...................     600        7
   Covansys Corp. *...............................   1,700       25
   Cyberguard Corp. *.............................   1,539       15
   Dot Hill Systems Corp. * +.....................   2,985       20
   Echelon Corp. * +..............................   1,727       14
   Electronics for Imaging, Inc. *................   3,186       89
   Factset Research Systems, Inc. +...............   1,950       75
   Gateway, Inc. * +..............................  14,774       45
   Henry (Jack) & Associates, Inc.................   4,307       82
   Hutchinson Technology, Inc. * +................   1,461       42

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  56  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 96.6% - CONTINUED
Computers - 2.6% - (continued)
   iGate Corp. * +................................   1,709   $    7
   Imation Corp...................................   1,900       83
   Integral Systems, Inc. of Maryland +...........     488       11
   Intergraph Corp. * +...........................   1,655       79
   InterVoice, Inc. *.............................   2,253       19
   Kanbay International, Inc. * +.................   1,400       23
   Komag, Inc. * +................................   1,630       57
   Kronos, Inc. * +...............................   1,888       89
   Lexar Media, Inc. * +..........................   4,280       36
   Magma Design Automation, Inc. * +..............   2,298       19
   Manhattan Associates, Inc. *...................   1,794       38
   Maxtor Corp. * +...............................  14,600       59
   McData Corp., Class A * +......................   9,100       33
   Mentor Graphics Corp. * +......................   4,792       43
   Mercury Computer Systems, Inc. * +.............   1,169       23
   Micros Systems, Inc. *.........................   2,233      108
   Mobility Electronics, Inc. * +.................   1,800       20
   MTS Systems Corp. +............................   1,126       40
   Ness Technologies, Inc. * +....................     800        8
   Netscout Systems, Inc. * +.....................   1,559        9
   Palm, Inc. * +.................................   2,452       70
   PAR Technology Corp. * +.......................     300       10
   Perot Systems Corp., Class A *.................   4,642       65
   Quantum Corp. *................................  10,896       33
   Radiant Systems, Inc. *........................   1,500       20
   Radisys Corp. * +..............................   1,497       27
   Rimage Corp. * +...............................     600       17
   SI International, Inc. *.......................     500       14
   Silicon Storage Technology, Inc. *.............   5,071       28
   Stratasys, Inc. * +............................     630       15
   SYKES Enterprises, Inc. *......................   1,490       21
   Synaptics, Inc. * +............................   1,406       38
   Syntel, Inc....................................     530       11
   Talx Corp......................................   1,126       46
   Tyler Technologies, Inc. * +...................   2,257       20
                                                             ------
                                                              1,922
                                                             ------
Cosmetics/Personal Care - 0.1%
   Chattem, Inc. * +..............................   1,032       33
   Elizabeth Arden, Inc. *........................   1,910       36
   Inter Parfums, Inc. +..........................     300        5
   Parlux Fragrances, Inc. * +....................     330       10
   Revlon, Inc., Class A * +......................   8,400   $   21
                                                             ------
                                                                105
                                                             ------
Distribution/Wholesale - 1.2%
   Aviall, Inc. * +...............................   1,964       60
   Beacon Roofing Supply, Inc. * +................     900       25
   Bell Microproducts, Inc. * +...................   2,325       20
   Brightpoint, Inc. *............................   1,700       48
   Building Material Holding Corp. +..............     804       66
   Central European Distribution Corp. * +........   1,131       49
   Handleman Co. +................................   1,370       19
   Hughes Supply, Inc.............................   3,875      150
   LKQ Corp. *....................................   1,119       36
   Navarre Corp. * +..............................   1,694       10
   NuCo2, Inc. * +................................     800       23
   Owens & Minor, Inc.............................   2,369       67
   Scansource, Inc. *.............................     767       46
   United Stationers, Inc. * +....................   1,918       94
   Watsco, Inc. +.................................   1,240       78
   WESCO International, Inc. * +..................   1,901       79
                                                             ------
                                                                870
                                                             ------
Diversified Financial Services - 1.9%
   Accredited Home Lenders Holding Co. * +........     978       42
   Advanta Corp., Class B.........................   1,276       41
   Archipelago Holdings Inc. * +..................   1,700       94
   Asset Acceptance Capital Corp. * +.............     800       16
   Asta Funding, Inc. +...........................     810       20
   BKF Capital Group, Inc. +......................     420        9
   Calamos Asset Management, Inc., Class A........   1,354       37
   CharterMac.....................................   2,515       55
   Cityscape Financial Corp. *....................   2,500       --
   Collegiate Funding Services LLC *..............     700       11
   CompuCredit Corp. * +..........................   1,122       44
   Doral Financial Corp. +........................   5,000       50
   Encore Capital Group, Inc. * +.................   1,000       16
   eSPEED, Inc., Class A *........................   1,468       13
   Federal Agricultural Mortgage Corp., Class C +.     621       17
   Financial Federal Corp. +......................   1,006       41
   GAMCO Investors, Inc., Class A.................     416       19
   GFI Group, Inc. * +............................     301       13
   Greenhill & Co., Inc. +........................     600       33
   International Securities Exchange, Inc. * +....     600       18
   Investment Technology Group, Inc. *............   2,260       88

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   57  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 96.6% - CONTINUED
Diversified Financial Services - 1.9% -
  (continued)
   Knight Capital Group, Inc., Class A *..........   6,221   $   63
   LaBranche & Co., Inc. * +......................   3,100       33
   MarketAxess Holdings, Inc. * +.................   1,600       20
   Metris Cos., Inc. *............................   3,263       49
   Nasdaq Stock Market, Inc. (The) * +............   2,567      100
   National Financial Partners Corp. +............   2,100      107
   Ocwen Financial Corp. * +......................   2,259       19
   optionsXpress Holdings, Inc. +.................   1,300       32
   Piper Jaffray Cos. * +.........................   1,228       49
   Portfolio Recovery Associates, Inc. * +........     922       35
   Sanders Morris Harris Group, Inc. +............     839       14
   Stifel Financial Corp. * +.....................     400       15
   SWS Group, Inc. +..............................     948       20
   TradeStation Group, Inc. *.....................   1,427       17
   Waddell & Reed Financial, Inc., Class A........   4,400       94
   World Acceptance Corp. * +.....................   1,293       36
                                                             ------
                                                              1,380
                                                             ------
Electric - 1.5%
   Allete, Inc. +.................................   1,400       65
   Aquila, Inc. *.................................  21,589       77
   Avista Corp....................................   2,889       51
   Black Hills Corp...............................   1,910       70
   Calpine Corp. * +..............................  34,000       17
   Central Vermont Public Service Corp. +.........     744       15
   CH Energy Group, Inc...........................   1,011       47
   Cleco Corp.....................................   2,819       62
   Duquesne Light Holdings, Inc. +................   5,298       90
   El Paso Electric Co. *.........................   3,143       68
   Empire District Electric (The) Co. +...........   1,559       32
   Idacorp, Inc...................................   2,458       70
   ITC Holdings Corp. +...........................     400       11
   MGE Energy, Inc. +.............................   1,146       40
   NorthWestern Corp. +...........................   2,100       65
   Otter Tail Corp. +.............................   1,737       52
   Pike Electric Corp. * +........................     800       14
   PNM Resources, Inc.............................  50,000       --
   Sierra Pacific Resources *.....................  10,726      145
   UIL Holdings Corp. +...........................     781       38
   Unisource Energy Corp. +.......................   1,977       64
                                                             ------
                                                              1,093
                                                             ------
Electrical Components & Equipment - 0.8%
   Advanced Energy Industries, Inc. * +...........   1,649       22
   American Superconductor Corp. * +..............   2,000   $   16
   Artesyn Technologies, Inc. * +.................   2,328       23
   Belden CDT, Inc. +.............................   2,881       67
   C&D Technologies, Inc..........................   1,577       12
   China Energy Savings Technology, Inc. * +......     300        2
   Color Kinetics, Inc. * +.......................     600        9
   Encore Wire Corp. * +..........................     889       21
   Energy Conversion Devices, Inc. * +............   1,127       33
   EnerSys * +....................................   2,500       36
   General Cable Corp. *..........................   2,414       44
   GrafTech International Ltd. * +................   5,934       39
   Greatbatch, Inc. *.............................   1,229       36
   Intermagnetics General Corp. * +...............   1,703       57
   Littelfuse, Inc. *.............................   1,363       35
   Medis Technologies Ltd. * +....................     936       13
   Powell Industries, Inc. * +....................     552       11
   Power-One, Inc. * +............................   4,052       25
   Superior Essex, Inc. *.........................   1,200       23
   Ultralife Batteries, Inc. * +..................   1,100       14
   Universal Display Corp. * +....................   1,601       19
   Valence Technology, Inc. * +...................   3,112        6
   Vicor Corp.....................................   1,194       20
                                                             ------
                                                                583
                                                             ------
Electronics - 2.2%
   American Science & Engineering, Inc. * +.......     466       31
   Analogic Corp. +...............................     918       44
   Badger Meter, Inc. +...........................     200        8
   Bel Fuse, Inc., Class B +......................     622       21
   Benchmark Electronics, Inc. *..................   2,394       73
   Brady Corp., Class A...........................   2,346       88
   Checkpoint Systems, Inc. *.....................   2,194       53
   Cogent, Inc. *.................................   1,398       33
   Coherent, Inc. *...............................   1,818       58
   CTS Corp. +....................................   2,156       26
   Cubic Corp. +..................................     975       17
   Cymer, Inc. *..................................   2,122       81
   Daktronics, Inc................................     903       25
   Dionex Corp. * +...............................   1,209       57
   Electro Scientific Industries, Inc. *..........   1,666       42
   Excel Technology, Inc. *.......................     693       17
   Fargo Electronics, Inc. * +....................     700       13
   FARO Technologies, Inc. * +....................     654       12

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  58  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 96.6% - CONTINUED
Electronics - 2.2% - (continued)
   FEI Co. * +....................................   1,376   $   28
   Identix, Inc. * +..............................   5,169       25
   II-VI, Inc. * +................................   1,328       25
   International DisplayWorks, Inc. * +...........   2,100       12
   Ionatron, Inc. * +.............................   1,420       15
   Itron, Inc. *..................................   1,313       61
   Keithley Instruments, Inc. +...................     707       11
   Kemet Corp. *..................................   5,233       42
   LaBarge, Inc. * +..............................     700        9
   LeCroy Corp. * +...............................     700       11
   Lo-Jack Corp. * +..............................   1,200       34
   Measurement Specialties, Inc. *................     700       17
   Methode Electronics, Inc.......................   2,145       22
   Metrologic Instruments, Inc. *.................     672       13
   Molecular Devices Corp. *......................   1,318       35
   Multi-Fineline Electronix, Inc. * +............     400       15
   OSI Systems, Inc. *............................     908       17
   Park Electrochemical Corp......................   1,055       27
   Paxar Corp. *..................................   2,017       39
   Photon Dynamics, Inc. *........................     945       17
   Plexus Corp. *.................................   2,492       54
   Rofin-Sinar Technologies, Inc. * +.............     859       37
   Rogers Corp. *.................................     984       38
   Sonic Solutions * +............................   1,375       21
   Spatialight, Inc. * +..........................   1,900        8
   Sypris Solutions, Inc..........................     463        5
   Taser International, Inc. * +..................   3,582       22
   Technitrol, Inc................................   2,411       43
   TTM Technologies, Inc. * +.....................   2,505       23
   Varian, Inc. *.................................   1,812       76
   Viisage Technology, Inc. * +...................   1,800       11
   Watts Water Technologies, Inc., Class A +......   1,479       43
   Woodward Governor Co...........................     522       43
   X-Rite, Inc....................................   1,238       14
                                                             ------
                                                              1,612
                                                             ------
Energy - Alternate Sources - 0.4%
   Covanta Holding Corp. *........................   6,210       81
   Evergreen Solar, Inc. * +......................   2,300       28
   FuelCell Energy, Inc. * +......................   2,729       23
   Headwaters, Inc. * +...........................   2,447       87
   KFX, Inc. * +..................................   3,398       43
   Plug Power, Inc. * +...........................   2,956       15
   Quantum Fuel Systems Technologies..............
   Worldwide, Inc. * +............................   3,000   $    8
   Syntroleum Corp. * +...........................   2,235       18
                                                             ------
                                                                303
                                                             ------
Engineering & Construction - 0.8%
   Dycom Industries, Inc. * +.....................   2,810       58
   EMCOR Group, Inc. *............................     893       63
   Granite Construction, Inc......................   2,038       76
   Insituform Technologies, Inc., Class A * +.....   1,918       38
   Layne Christensen Co. *........................     800       18
   Perini Corp. * +...............................   1,458       38
   Shaw Group (The), Inc. *.......................   4,504      130
   URS Corp. *....................................   2,335       98
   Washington Group International, Inc. +.........   1,535       79
                                                             ------
                                                                598
                                                             ------
Entertainment - 0.7%
   Alliance Gaming Corp. * +......................   3,061       37
   Bluegreen Corp. * +............................   1,100       16
   Carmike Cinemas, Inc. +........................     700       18
   Churchill Downs, Inc...........................     493       19
   Dover Downs Gaming & Entertainment, Inc........     678        9
   Great Wolf Resorts, Inc. * +...................   1,490       14
   Isle of Capri Casinos, Inc. * +................     777       21
   Macrovision Corp. *............................   2,952       46
   Magna Entertainment Corp., Class A * +.........   2,191       17
   Mikohn Gaming Corp. *..........................   1,419       14
   Pinnacle Entertainment, Inc. * +...............   2,503       60
   Shuffle Master, Inc. * +.......................   2,109       59
   Six Flags, Inc. * +............................   5,636       42
   Speedway Motorsports, Inc......................     862       34
   Steinway Musical Instruments *.................     372        9
   Sunterra Corp. * +.............................   1,300       15
   Vail Resorts, Inc. * +.........................   1,810       67
                                                             ------
                                                                497
                                                             ------
Environmental Control - 0.6%
   Aleris International, Inc. * +.................   1,700       57
   American Ecology Corp..........................     900       15
   Calgon Carbon Corp. +..........................   1,939       11
   Casella Waste Systems, Inc., Class A *.........   1,168       14
   Clean Harbors, Inc. * +........................     900       26
   Darling International, Inc. * +................   4,646       16
   Duratek, Inc. *................................   1,115       18

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   59  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 96.6% - CONTINUED
Environmental Control - 0.6% - (continued)
   Metal Management, Inc..........................   1,400    $ 35
   Mine Safety Appliances Co. +...................   1,678      65
   Tetra Tech, Inc. *.............................   3,108      49
   Waste Connections, Inc. *......................   2,703      94
   Waste Services, Inc. * +.......................   3,100      11
                                                              ----
                                                               411
                                                              ----
Food - 1.3%
   American Italian Pasta Co., Class A +..........   1,246       8
   Arden Group, Inc., Class A +...................     149      13
   Chiquita Brands International, Inc.............   2,454      51
   Corn Products International, Inc...............   4,300      96
   Flowers Foods, Inc.............................   3,200      83
   Gold Kist, Inc. * +............................   2,971      47
   Great Atlantic & Pacific Tea Co. * +...........   1,049      32
   Hain Celestial Group, Inc. *...................   1,561      35
   Ingles Markets, Inc., Class A +................     573      10
   J & J Snack Foods Corp.........................     400      24
   Lance, Inc.....................................   1,577      29
   M & F Worldwide Corp. *........................     839      14
   Nash Finch Co. +...............................     755      20
   Pathmark Stores, Inc. *........................   2,649      29
   Performance Food Group Co. * +.................   2,193      62
   Ralcorp Holdings, Inc. *.......................   1,768      74
   Ruddick Corp. +................................   1,988      40
   Sanderson Farms, Inc...........................   1,071      38
   Sanfilippo (John B.) & Son * +.................     320       4
   Seaboard Corp. +...............................      28      48
   Spartan Stores, Inc. *.........................   1,400      14
   Tootsie Roll Industries, Inc. +................   1,300      39
   United Natural Foods, Inc. *...................   2,546      71
   Weis Markets, Inc. +...........................     659      28
   Wild Oats Markets, Inc. *......................   2,156      26
                                                              ----
                                                               935
                                                              ----
Forest Products & Paper - 0.6%
   Bowater, Inc. +................................   3,200      99
   Buckeye Technologies, Inc. * +.................   1,726      13
   Caraustar Industries, Inc. * +.................   1,741      17
   Deltic Timber Corp.............................     553      25
   Glatfelter Co. +...............................   2,339      34
   Longview Fibre Co. +...........................   2,986      64
   Mercer International, Inc. * +.................   1,700      13
   Neenah Paper, Inc. +...........................     800      22
   Potlatch Corp. +...............................   1,631    $ 79
   Rock-Tenn Co., Class A.........................   1,791      24
   Schweitzer-Mauduit International, Inc. +.......   1,216      29
   Wausau Paper Corp..............................   2,458      29
                                                              ----
                                                               448
                                                              ----
Gas - 0.8%
   Cascade Natural Gas Corp. +....................     678      14
   EnergySouth, Inc. +............................     567      16
   Laclede Group (The), Inc. +....................   1,271      38
   New Jersey Resources Corp. +...................   1,606      68
   NICOR, Inc. +..................................   2,500     100
   Northwest Natural Gas Co.......................   1,622      56
   Peoples Energy Corp. +.........................   2,194      79
   South Jersey Industries, Inc...................   1,562      45
   Southwest Gas Corp. +..........................   2,220      59
   WGL Holdings, Inc..............................   2,800      85
                                                              ----
                                                               560
                                                              ----
Hand/Machine Tools - 0.5%
   Baldor Electric Co. +..........................   1,918      50
   Franklin Electric Co., Inc. +..................   1,172      50
   Kennametal, Inc................................   2,230     122
   Lincoln Electric Holdings, Inc.................   2,358      96
   Regal-Beloit Corp. +...........................   1,451      51
                                                              ----
                                                               369
                                                              ----
Healthcare - Products - 3.5%
   Abaxis, Inc. * +...............................   1,300      22
   Abiomed, Inc. * +..............................     900       8
   Adeza Biomedical Corp. * +.....................     400       7
   Align Technology, Inc. * +.....................   3,431      24
   American Medical Systems Holdings, Inc. * +....   4,020      74
   Angiodynamics, Inc. *..........................     347       7
   Animas Corp. * +...............................   1,100      19
   Arrow International, Inc.......................   1,301      39
   Arthrocare Corp. * +...........................   1,377      53
   Aspect Medical Systems, Inc. *.................     955      36
   Biosite, Inc. * +..............................     940      55
   Bruker BioSciences Corp. * +...................   1,688       8
   Caliper Life Sciences, Inc. * +................   1,300       9
   Candela Corp. *................................   1,214      17
   Cantel Medical Corp. *.........................     600      11
   Cepheid, Inc. * +..............................   2,742      30
   Conmed Corp. *.................................   1,723      39

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  60  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 96.6% - CONTINUED
Healthcare - Products - 3.5% - (continued)
   Cyberonics, Inc. *.............................   1,231   $   35
   Datascope Corp. +..............................     690       24
   Diagnostic Products Corp.......................   1,278       58
   DJ Orthopedics, Inc. *.........................   1,204       38
   Encore Medical Corp. * +.......................   2,700       14
   EPIX Pharmaceuticals, Inc. * +.................   1,573        8
   Foxhollow Technologies, Inc. * +...............     800       35
   Haemonetics Corp. of Massachusetts * +.........   1,480       76
   HealthTronics, Inc. * +........................   2,000       15
   Hologic, Inc. *................................   1,314       93
   ICU Medical, Inc. * +..........................     959       35
   Immucor, Inc. *................................   2,643       65
   Intralase Corp. * +............................     767       13
   Intuitive Surgical, Inc. *.....................   2,009      224
   Invacare Corp..................................   1,736       59
   Inverness Medical Innovations, Inc. * +........   1,131       27
   IRIS International, Inc. * +...................     900       22
   Kensey Nash Corp. * +..........................     679       16
   Kyphon, Inc. *.................................   1,670       71
   Laserscope * +.................................   1,111       24
   LCA-Vision, Inc. +.............................   1,200       57
   Lifeline Systems, Inc. * +.....................     612       22
   Luminex Corp. * +..............................   1,695       18
   Mentor Corp. +.................................   1,922       94
   Merge Technologies, Inc. * +...................   1,066       30
   Meridian Bioscience, Inc. +....................   1,050       20
   Merit Medical Systems, Inc. * +................   1,438       18
   Neurometrix, Inc. * +..........................     300        9
   NuVasive, Inc. * +.............................   1,100       19
   Oakley, Inc. +.................................   1,262       20
   OraSure Technologies, Inc. * +.................   2,850       39
   Palomar Medical Technologies, Inc. * +.........   1,000       34
   PolyMedica Corp. +.............................   1,392       53
   PSS World Medical, Inc. *......................   3,714       61
   Somanetics Corp. * +...........................     700       22
   SonoSite, Inc. * +.............................   1,120       42
   Steris Corp....................................   4,000      101
   SurModics, Inc. * +............................     829       33
   Sybron Dental Specialties, Inc. *..............   2,362      103
   Symmetry Medical, Inc. *.......................     420        8
   Thermogenesis Corp. * +........................   2,700       12
   Thoratec Corp. * +.............................   2,772       57
   TriPath Imaging, Inc. * +......................   1,829   $   11
   Ventana Medical Systems, Inc. *................   1,844       71
   Viasys Healthcare, Inc. *......................   1,844       50
   Vital Images, Inc. * +.........................   1,000       27
   Vital Signs, Inc. +............................     382       18
   West Pharmaceutical Services, Inc..............   1,804       45
   Wright Medical Group, Inc. * +.................   1,698       33
   Young Innovations, Inc.........................     308       11
   Zoll Medical Corp. * +.........................     666       17
                                                             ------
                                                              2,565
                                                             ------
Healthcare - Services - 1.8%
   Alliance Imaging, Inc. * +.....................   1,000        6
   Allied Healthcare International, Inc. *........   1,500        9
   Amedisys, Inc. * +.............................     881       39
   America Service Group, Inc. *..................     600       10
   American Dental Partners, Inc. * +.............   1,001       19
   American Healthways, Inc. *....................   1,980       88
   American Retirement Corp. *....................   1,500       37
   Amsurg Corp. * +...............................   1,745       42
   Apria Healthcare Group, Inc. * +...............   2,800       68
   Beverly Enterprises, Inc. * +..................   6,391       76
   Bio-Reference Labs, Inc. * +...................     904       16
   Centene Corp. * +..............................   2,458       59
   Genesis HealthCare Corp. *.....................   1,100       46
   Gentiva Health Services, Inc. * +..............   1,794       29
   Horizon Health Corp. *.........................     700       16
   Kindred Healthcare, Inc. *.....................   1,578       44
   Magellan Health Services, Inc. *...............   1,600       47
   Matria Healthcare, Inc. * +....................   1,184       40
   Medcath Corp. * +..............................     500       10
   Molina Healthcare, Inc. * +....................     600       16
   National Healthcare Corp. +....................     504       19
   Odyssey HealthCare, Inc. *.....................   2,039       38
   Option Care, Inc. +............................   1,286       16
   PainCare Holdings, Inc. * +....................   2,900       11
   Pediatrix Medical Group, Inc. *................   1,445      122
   Psychiatric Solutions, Inc. *..................   1,500       85
   Radiation Therapy Services, Inc. * +...........     600       23
   RehabCare Group, Inc. *........................   1,021       20
   Res-Care, Inc. * +.............................   1,000       17
   Specialty Laboratories * +.....................     587        8
   Sunrise Senior Living, Inc. * +................   1,940       65

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   61  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 96.6% - CONTINUED
Healthcare - Services - 1.8% - (continued)
   Symbion, Inc. *................................     900   $   24
   U.S. Physical Therapy, Inc. * +................     900       18
   United Surgical Partners International, Inc. *.   2,592       90
   VistaCare, Inc., Class A * +...................     623        9
   WellCare Health Plans, Inc. *..................   1,100       43
                                                             ------
                                                              1,325
                                                             ------
Holding Companies - Diversified - 0.2%
   Resource America, Inc., Class A +..............     927       15
   Walter Industries, Inc.........................   2,178      110
                                                             ------
                                                                125
                                                             ------
Home Builders - 0.7%
   Brookfield Homes Corp..........................     722       36
   Champion Enterprises, Inc. * +.................   4,554       66
   Coachmen Industries, Inc. +....................   1,161       14
   Comstock Homebuilding Cos., Inc., Class A * +..     575        9
   Fleetwood Enterprises, Inc. * +................   3,403       39
   Levitt Corp., Class A..........................     896       19
   M/I Homes, Inc. +..............................     674       29
   Monaco Coach Corp. +...........................   1,493       22
   Orleans Homebuilders, Inc. +...................     100        2
   Palm Harbor Homes, Inc. * +....................     591       11
   Skyline Corp. +................................     508       19
   Technical Olympic USA, Inc.....................   1,062       22
   Thor Industries, Inc. +........................   2,024       78
   WCI Communities, Inc. * +......................   2,066       53
   William Lyon Homes, Inc. * +...................     148       17
   Winnebago Industries, Inc. +...................   1,872       63
                                                             ------
                                                                499
                                                             ------
Home Furnishings - 0.5%
   American Woodmark Corp. +......................     638       16
   Audiovox Corp., Class A *......................     937       13
   Bassett Furniture Industries, Inc..............     654       12
   DTS, Inc. * +..................................   1,100       16
   Ethan Allen Interiors, Inc. +..................   2,000       74
   Furniture Brands International, Inc. +.........   2,800       56
   Hooker Furniture Corp..........................     504        8
   Kimball International, Inc., Class B +.........   1,289       14
   La-Z-Boy, Inc. +...............................   3,100       41
   Maytag Corp. +.................................   4,600       82
   Stanley Furniture Co., Inc. +..................     696       17
   TiVo, Inc. * +.................................   3,333       18
   Universal Electronics, Inc. *..................     791   $   14
                                                             ------
                                                                381
                                                             ------
Household Products/Wares - 0.9%
   Blyth, Inc. +..................................   1,500       30
   Central Garden and Pet Co. *...................   1,149       51
   CNS, Inc. +....................................     834       19
   CSS Industries, Inc............................     442       15
   Ennis, Inc. +..................................   1,532       27
   Fossil, Inc. * +...............................   2,900       58
   Harland (John H.) Co...........................   1,584       60
   Jarden Corp. * +...............................   3,963      129
   Playtex Products, Inc. *.......................   2,075       29
   Prestige Brands Holdings, Inc. *...............   1,700       20
   Russ Berrie & Co., Inc. +......................     547        6
   Standard Register (The) Co. +..................     784       12
   Tupperware Corp................................   3,145       73
   Water Pik Technologies, Inc. *.................     500       10
   WD-40 Co. +....................................   1,034       28
   Yankee Candle Co., Inc. +......................   2,638       67
                                                             ------
                                                                634
                                                             ------
Housewares - 0.0%
   Libbey, Inc....................................   1,017       12
   National Presto Industries, Inc................     350       16
                                                             ------
                                                                 28
                                                             ------
Insurance - 2.3%
   21st Century Insurance Group...................   1,530       26
   Affirmative Insurance Holdings, Inc. +.........     400        5
   Alfa Corp. +...................................   2,020       35
   American Equity Investment Life Holding Co. +..   1,700       20
   American Physicians Capital, Inc. *............     604       27
   Argonaut Group, Inc. * +.......................   1,698       54
   Baldwin & Lyons, Inc., Class B +...............     618       15
   Bristol West Holdings, Inc.....................     800       15
   Ceres Group, Inc. *............................   1,600        8
   Citizens, Inc. of Texas * +....................   2,468       13
   CNA Surety Corp. *.............................   1,277       19
   Crawford & Co., Class B +......................   1,000        6
   Delphi Financial Group, Inc., Class A +........   1,638       78
   Direct General Corp. +.........................     900       15
   Donegal Group, Inc., Class A...................     400       10
   Enstar Group, Inc. * +.........................     252       18
   FBL Financial Group, Inc., Class A.............     703       22

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  62  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 96.6% - CONTINUED
Insurance - 2.3% - (continued)
   First Acceptance Corp. * +.....................   1,000   $   10
   FPIC Insurance Group, Inc. *...................     700       27
   Great American Financial Resources, Inc........     550       11
   Harleysville Group, Inc........................     797       22
   Hilb, Rogal & Hamilton Co. +...................   1,891       74
   Horace Mann Educators Corp. +..................   2,529       48
   Independence Holding Co. +.....................     495        9
   Infinity Property & Casualty Corp..............   1,207       45
   Kansas City Life Insurance Co..................     317       16
   KMG America Corp. * +..........................     890        8
   Landamerica Financial Group, Inc. +............   1,037       67
   Midland (The) Co. +............................     607       23
   National Western Life Insurance Co., Class A *.     153       34
   Navigators Group, Inc. *.......................     888       36
   Odyssey Re Holdings Corp. +....................     400       10
   Ohio Casualty Corp.............................   3,658      108
   Phoenix Companies, Inc. +......................   5,560       76
   PMA Capital Corp., Class A * +.................   1,624       14
   Presidential Life Corp.........................   1,279       25
   ProAssurance Corp. * +.........................   1,622       81
   RLI Corp.......................................   1,338       70
   Safety Insurance Group, Inc. +.................     755       30
   Selective Insurance Group, Inc. +..............   1,810      101
   State Auto Financial Corp. +...................     857       29
   Stewart Information Services Corp..............     957       48
   Tower Group, Inc. +............................   1,200       24
   Triad Guaranty, Inc. * +.......................     713       31
   UICI...........................................   2,064       74
   United Fire & Casualty Co. +...................     952       43
   Universal American Financial Corp. *...........   1,575       23
   USI Holdings Corp. * +.........................   2,346       33
   Zenith National Insurance Corp.................   1,491       71
                                                             ------
                                                              1,707
                                                             ------
Internet - 3.6%
   1-800 Contacts, Inc. * +.......................     451        5
   1-800-FLOWERS.COM, Inc., Class A * +...........   1,926       13
   Agile Software Corp. * +.......................   3,157       20
   Alloy, Inc. * +................................   2,339       14
   Applied Digital Solutions, Inc. * +............   3,210       10
   Aquantive, Inc. * +............................   3,228       87
   Ariba, Inc. * +................................   3,868       33
   AsiaInfo Holdings, Inc. * +....................   2,523       10
   Audible, Inc. * +..............................   1,500   $   19
   Autobytel, Inc. * +............................   2,889       15
   Avocent Corp. * +..............................   2,853       84
   Blue Coat Systems, Inc. *......................     600       27
   Blue Nile, Inc. *..............................     758       31
   Click Commerce, Inc. * +.......................     641       15
   CMGI, Inc. * +.................................  27,462       47
   CNET Networks, Inc. * +........................   7,546      113
   CyberSource Corp. *............................   1,600       12
   Digital Insight Corp. *........................   2,030       67
   Digital River, Inc. * +........................   1,972       51
   Digitas, Inc. *................................   5,179       65
   Drugstore.com, Inc. * +........................   3,607       11
   Earthlink, Inc. *..............................   7,406       85
   eCollege.com, Inc. * +.........................   1,375       23
   Entrust, Inc. * +..............................   3,992       20
   Equinix, Inc. * +..............................     900       36
   eResearch Technology, Inc. * +.................   2,800       36
   GSI Commerce, Inc. *...........................   1,797       30
   Harris Interactive, Inc. *.....................   3,177       13
   Homestore, Inc. * +............................   8,256       36
   Infospace, Inc. * +............................   1,898       50
   Internet Capital Group, Inc. * +...............   2,500       21
   Internet Security Systems, Inc. * +............   2,288       52
   Interwoven, Inc. * +...........................   2,415       23
   Ipass, Inc. * +................................   2,800       19
   iVillage, Inc. * +.............................   2,969       24
   j2 Global Communications, Inc. * +.............   1,333       64
   Jupitermedia Corp. * +.........................   1,200       20
   Keynote Systems, Inc. *........................   1,251       17
   Lionbridge Technologies * +....................   2,405       16
   Matrixone, Inc. * +............................   3,165       16
   Motive, Inc. * +...............................   1,500        5
   NetBank, Inc. +................................   2,813       21
   NetFlix, Inc. * +..............................   2,100       58
   Netratings, Inc. *.............................     702        9
   NIC, Inc. *....................................   1,934       12
   Nutri/System , Inc. * +........................   1,400       54
   Online Resources Corp. *.......................   1,500       18
   Openwave Systems, Inc. * +.....................   4,374       73
   Opsware, Inc. * +..............................   4,144       24
   Overstock.com, Inc. * +........................     664       25

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   63  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 96.6% - CONTINUED
Internet - 3.6% - (continued)
   Priceline.com, Inc. *..........................   1,502   $   36
   ProQuest Co. * +...............................   1,457       41
   Provide Commerce, Inc. *.......................     600       17
   RealNetworks, Inc. * +.........................   6,800       59
   Redback Networks, Inc. *.......................   2,272       31
   RightNow Technologies, Inc. * +................     800       14
   RSA Security, Inc. *...........................   4,125       54
   S1 Corp. * +...................................   4,408       19
   Sapient Corp. * +..............................   4,748       30
   Secure Computing Corp. * +.....................   2,133       29
   Sohu.com, Inc. *...............................   1,327       25
   SonicWALL, Inc. *..............................   3,110       23
   Stamps.com, Inc. * +...........................     899       21
   Stellent, Inc. * +.............................   1,227       13
   SupportSoft, Inc. * +..........................   2,434       10
   Terremark Worldwide, Inc. * +..................   1,500        5
   TIBCO Software, Inc. *.........................  12,600      105
   Travelzoo, Inc. * +............................     402        9
   TriZetto Group, Inc. * +.......................   2,501       41
   United Online, Inc. +..........................   3,450       49
   Valueclick, Inc. * +...........................   5,244       99
   Vasco Data Security International, Inc. * +....   1,600       18
   Verity, Inc. * +...............................   2,055       27
   Vignette Corp. *...............................   1,700       30
   WebEx Communications, Inc. * +.................   1,855       44
   webMethods, Inc. *.............................   2,776       22
   Websense, Inc. *...............................   1,443       94
   WebSideStory, Inc. * +.........................     800       14
                                                             ------
                                                              2,628
                                                             ------
Investment Companies - 0.3%
   Apollo Investment Corp.........................   3,600       68
   Ares Captial Corp. +...........................   2,190       34
   Capital Southwest Corp. +......................     100        9
   Gladstone Capital Corp. +......................     623       15
   Gladstone Investment Corp. +...................     500        7
   Harris & Harris Group, Inc. * +................   1,200       16
   MCG Capital Corp...............................   2,890       41
   NGP Capital Resources Co. +....................     900       13
   Technology Investment Capital Corp.............     600        9
                                                             ------
                                                                212
                                                             ------
Iron/Steel - 0.9%
   AK Steel Holding Corp. * +.....................   6,372       53
   Carpenter Technology Corp......................   1,388   $   91
   Chaparral Steel Co. *..........................   1,318       33
   Cleveland-Cliffs, Inc. +.......................   1,250      119
   Gibraltar Industries, Inc......................   1,740       38
   Oregon Steel Mills, Inc. * +...................   2,096       57
   Reliance Steel & Aluminum Co...................   1,649      106
   Roanoke Electric Steel Corp....................     500       12
   Ryerson Tull, Inc. +...........................   1,444       33
   Schnitzer Steel Industries, Inc., Class A......   1,306       45
   Steel Dynamics, Inc. +.........................   2,372       82
   Steel Technologies, Inc. +.....................     700       19
   Wheeling-Pittsburgh Corp. * +..................     600        5
                                                             ------
                                                                693
                                                             ------
Leisure Time - 0.4%
   Ambassadors Group, Inc. +......................     888       22
   Arctic Cat, Inc. +.............................   1,140       24
   Callaway Golf Co...............................   4,355       64
   K2, Inc. * +...................................   2,771       28
   Life Time Fitness, Inc. * +....................   1,300       50
   Marine Products Corp. +........................     962       10
   Multimedia Games, Inc. * +.....................   1,846       19
   Nautilus Group, Inc. +.........................   1,870       33
   Pegasus Solutions, Inc. *......................   1,553       11
   WMS Industries, Inc. * +.......................   1,218       30
                                                             ------
                                                                291
                                                             ------
Lodging - 0.5%
   Ameristar Casinos, Inc. +......................   1,372       32
   Aztar Corp. *..................................   2,033       64
   Gaylord Entertainment Co. * +..................   2,379      103
   La Quinta Corp. *..............................  11,616      127
   Lodgian, Inc. * +..............................   1,220       12
   Marcus Corp....................................   1,177       28
   Monarch Casino & Resort, Inc. * +..............     500       11
   MTR Gaming Group, Inc. *.......................   1,589       12
   Riviera Holdings Corp. * +.....................     400        6
                                                             ------
                                                                395
                                                             ------
Machinery - Construction & Mining - 0.3%
   Astec Industries, Inc. * +.....................     950       26
   Bucyrus International, Inc., Class A...........   1,252       59
   JLG Industries, Inc............................   3,027      138
                                                             ------
                                                                223
                                                             ------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  64  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 96.6 % - CONTINUED
Machinery - Diversified - 1.6%
   AGCO Corp. *...................................   5,200   $   88
   Albany International Corp., Class A +..........   1,649       63
   Applied Industrial Technologies, Inc...........   1,605       51
   Briggs & Stratton Corp. +......................   3,000      109
   Cascade Corp...................................     762       39
   Cognex Corp....................................   2,426       75
   Flowserve Corp. *..............................   3,260      122
   Gardner Denver, Inc. * +.......................   1,457       71
   Gehl Co. * +...................................     778       20
   Global Power Equipment Group, Inc. * +.........   2,029       10
   Gorman-Rupp (The) Co. +........................     800       18
   Intevac, Inc. * +..............................   1,400       17
   Kadant, Inc. * +...............................     985       18
   Lindsay Manufacturing Co. +....................     827       15
   Manitowoc Co. (The), Inc.......................   1,745       87
   Middleby Corp. * +.............................     283       22
   NACCO Industries, Inc., Class A................     238       28
   Nordson Corp. +................................   1,394       56
   Presstek, Inc. * +.............................   1,824       17
   Robbins & Myers, Inc. +........................     709       15
   Sauer-Danfoss, Inc.............................     617       11
   Stewart & Stevenson Services, Inc..............   1,773       36
   Tecumseh Products Co., Class A +...............   1,262       28
   Tennant Co. +..................................     536       25
   TurboChef Technologies, Inc. * +...............     800       11
   UNOVA, Inc. *..................................   2,814       79
   Wabtec Corp....................................   2,590       67
                                                             ------
                                                              1,198
                                                             ------
Media - 1.4%
   4Kids Entertainment, Inc. *....................     844       14
   American Satellite Network.....................     350       --
   Beasley Broadcast Group, Inc., Class A * +.....     300        4
   Charter Communications, Inc., Class A * +......  18,299       22
   Citadel Broadcasting Corp. +...................   2,500       34
   Courier Corp. +................................     571       20
   Cox Radio, Inc., Class A *.....................   2,000       30
   Crown Media Holdings, Inc., Class A * +........     700        7
   Cumulus Media, Inc., Class A * +...............   3,307       41
   Emmis Communications Corp., Class A * +........   1,916       40
   Entercom Communications Corp. *................   2,000       64
   Entravision Communications Corp., Class A *....   4,200       31
   Fisher Communications, Inc. *..................     375       17
   Gemstar-TV Guide International, Inc. *.........  13,700   $   36
   Gray Television, Inc...........................   2,673       24
   Hollinger International, Inc., Class A.........   4,330       39
   Insight Communications Co., Inc., Class A *....   3,386       39
   Journal Communications, Inc., Class A..........   1,400       19
   Journal Register Co. +.........................   2,472       39
   Liberty Corp...................................     948       44
   Lin TV Corp., Class A * +......................   1,582       21
   Lodgenet Entertainment Corp. * +...............     774       11
   Martha Stewart Living Omnimedia, Inc., Class A
     * +..........................................   1,341       27
   Media General, Inc., Class A...................   1,200       61
   Mediacom Communications Corp., Class A *.......   3,585       19
   Playboy Enterprises, Inc., Class B * +.........   1,195       17
   Primedia, Inc. *...............................   8,441       17
   Radio One, Inc., Class D *.....................   4,908       54
   Readers Digest Association (The), Inc..........   5,817       90
   Regent Communications, Inc. *..................   2,146       11
   Saga Communications, Inc., Class A * +.........   1,035       13
   Salem Communications Corp., Class A * +........     607       12
   Scholastic Corp. *.............................   1,936       64
   Sinclair Broadcast Group, Inc., Class A........   3,499       34
   Spanish Broadcasting System, Inc., Class A *...   2,195       11
   Thomas Nelson, Inc.............................     628       15
   Value Line, Inc. +.............................     150        6
   World Wrestling Entertainment, Inc.............     911       12
   WorldSpace, Inc., Class A * +..................   1,100       12
   WPT Enterprises, Inc. * +......................     500        3
                                                             ------
                                                              1,074
                                                             ------
Metal Fabrication/Hardware - 0.8%
   Castle (A.M.) & Co. * +........................     500       10
   CIRCOR International, Inc......................     908       23
   Commercial Metals Co...........................   3,524      124
   Dynamic Materials Corp. +......................     400       10
   Earle M. Jorgensen Co. *.......................     800        8
   Kaydon Corp. +.................................   1,596       51
   Lawson Products, Inc...........................     370       14
   Metals USA, Inc. *.............................   1,178       26
   Mueller Industries, Inc........................   2,137       58
   NN, Inc........................................     913        9
   NS Group, Inc. *...............................   1,308       54
   Quanex Corp....................................   1,517       94

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   65  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 96.6% - CONTINUED
Metal Fabrication/Hardware - 0.8% - (continued)
   Sun Hydraulics, Inc. +.........................     350   $    7
   Valmont Industries, Inc........................     930       31
   Worthington Industries, Inc....................   4,069       82
                                                             ------
                                                                601
                                                             ------
Mining - 0.5%
   Amcol International Corp. +....................   1,291       26
   Brush Engineered Materials, Inc. *.............   1,173       19
   Century Aluminum Co. * +.......................   1,269       29
   Charles & Colvard Ltd. +.......................     840       23
   Coeur D'alene Mines Corp. * +..................  13,844       60
   Compass Minerals International, Inc............   1,209       29
   Hecla Mining Co. *.............................   6,838       24
   Royal Gold, Inc. +.............................   1,052       27
   RTI International Metals, Inc. * +.............   1,229       46
   Stillwater Mining Co. * +......................   2,446       26
   Titanium Metals Corp. * +......................     600       38
   USEC, Inc......................................   5,043       56
                                                             ------
                                                                403
                                                             ------
Miscellaneous Manufacturing - 1.7%
   Actuant Corp., Class A.........................   1,589       84
   Acuity Brands, Inc.............................   2,552       79
   Ameron International Corp......................     535       24
   Applied Films Corp. *..........................     872       17
   Barnes Group, Inc. +...........................   1,073       37
   Blount International, Inc. *...................   1,600       25
   Ceradyne, Inc. * +.............................   1,451       68
   Clarcor, Inc...................................   2,984       89
   Crane Co. +....................................   2,997       95
   EnPro Industries, Inc. * +.....................   1,278       37
   ESCO Technologies, Inc. *......................   1,464       63
   Federal Signal Corp. +.........................   2,882       47
   Flanders Corp. * +.............................     700        7
   Freightcar America, Inc........................     600       29
   Griffon Corp. * +..............................   1,668       41
   Hexcel Corp. *.................................   3,375       56
   Jacuzzi Brands, Inc. * +.......................   4,687       38
   Lancaster Colony Corp..........................   1,851       72
   Matthews International Corp., Class A..........   1,938       76
   Myers Industries, Inc. +.......................   1,471       21
   Raven Industries, Inc. +.......................   1,108       34
   Reddy Ice Holdings, Inc........................     400        9
   Smith (A.O.) Corp..............................     977       36
   Standex International Corp.....................     719   $   20
   Sturm Ruger & Co., Inc. +......................   1,219        9
   Tredegar Corp..................................   1,710       21
   Trinity Industries, Inc. +.....................   2,431      101
                                                             ------
                                                              1,235
                                                             ------
Office Furnishings - 0.0%
   Interface, Inc., Class A *.....................   2,618       22
   Knoll, Inc. +..................................     790       13
                                                             ------
                                                                 35
                                                             ------
Office/Business Equipment - 0.2%
   Global Imaging System, Inc. *..................   1,400       51
   IKON Office Solutions, Inc.....................   6,500       65
   TRM Corp. * +..................................     800        6
                                                             ------
                                                                122
                                                             ------
Oil & Gas - 3.5%
   Alon USA Energy, Inc. * +......................     600       12
   Atlas America, Inc. * +........................     664       38
   ATP Oil & Gas Corp. * +........................   1,049       38
   Atwood Oceanics, Inc. * +......................     747       53
   Berry Petroleum Co., Class A +.................   1,012       58
   Bill Barrett Corp. * +.........................     770       30
   Bois d'Arc Energy, Inc. * +....................     600        9
   Brigham Exploration Co. *......................   1,900       23
   Bronco Drilling Co., Inc. * +..................     400       10
   Cabot Oil & Gas Corp...........................   2,857      121
   Callon Petroleum Co. *.........................   1,000       18
   Carrizo Oil & Gas, Inc. * +....................   1,117       28
   Cheniere Energy, Inc. * +......................   2,866      103
   Cimarex Energy Co. * +.........................   4,776      186
   Clayton Williams Energy, Inc. * +..............     452       17
   Comstock Resources, Inc. *.....................   2,319       71
   Crosstex Energy, Inc. +........................     300       20
   Delta Petroleum Corp. * +......................   1,821       29
   Edge Petroleum Corp. * +.......................   1,025       25
   Encore Acquisition Co. *.......................   2,922       91
   Endeavour International Corp. * +..............   2,700       10
   Energy Partners Ltd. * +.......................   1,870       43
   Frontier Oil Corp. +...........................   3,190      120
   FX Energy, Inc. * +............................   2,000       23
   Gasco Energy, Inc. * +.........................   3,700       25
   Giant Industries, Inc. *.......................     865       46
   Goodrich Petroleum Corp. * +...................     600       14

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  66  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 96.6% - CONTINUED
Oil & Gas - 3.5% - (continued)
   Grey Wolf, Inc. * +............................  11,225   $   84
   Harvest Natural Resources, Inc. * +............   2,187       20
   Holly Corp. +..................................   1,256       76
   Houston Exploration Co. * +....................   1,713       94
   KCS Energy, Inc. * +...........................   2,869       75
   McMoRan Exploration Co. * +....................   1,207       22
   Meridian Resource Corp. * +....................   4,591       19
   Parallel Petroleum Corp. * +...................   2,408       39
   Parker Drilling Co. *..........................   5,589       53
   Penn Virginia Corp.............................   1,050       63
   Petrohawk Energy Corp. * +.....................   3,447       46
   Petroleum Development Corp. * +................     959       32
   Petroquest Energy, Inc. * +....................   2,400       22
   Pioneer Drilling Co. * +.......................   1,300       23
   Remington Oil & Gas Corp. *....................   1,327       44
   Spinnaker Exploration Co. *....................   1,458       95
   St. Mary Land & Exploration Co.................   3,358      120
   Stone Energy Corp. *...........................   1,339       59
   Swift Energy Co. *.............................   1,711       79
   Todco, Class A *...............................   2,800      116
   Toreador Resources Corp. * +...................     831       19
   Tri-Valley Corp. * +...........................   1,200       12
   W&T Offshore, Inc. +...........................     750       22
   Warren Resources, Inc. * +.....................   1,261       20
   Whiting Petroleum Corp. *......................   2,079       86
                                                             ------
                                                              2,601
                                                             ------
Oil & Gas Services - 1.8%
   Cal Dive International, Inc. * +...............   2,252      164
   CARBO Ceramics, Inc............................   1,111       66
   Dril-Quip, Inc. *..............................     331       17
   Global Industries Ltd. *.......................   4,891       58
   Gulf Island Fabrication, Inc. +................     901       22
   Hanover Compressor Co. * +.....................   5,205       70
   Hornbeck Offshore Services, Inc. * +...........     983       32
   Hydril Co. *...................................   1,087       70
   Input/Output, Inc. * +.........................   3,862       29
   Lone Star Technologies, Inc. *.................   1,744       86
   Lufkin Industries, Inc. +......................     848       38
   Maverick Tube Corp. * +........................   2,562       98
   Newpark Resources, Inc. * +....................   5,096       37
   Oceaneering International, Inc. *..............   1,458       74
   Oil States International, Inc. * +.............   2,322       79
   RPC, Inc. +....................................     947   $   31
   SEACOR Holdings, Inc. *........................   1,016       68
   Superior Energy Services, Inc. *...............   4,597      100
   Tetra Technologies, Inc. *.....................   2,047       60
   Universal Compression Holdings, Inc. *.........   1,041       42
   Veritas DGC, Inc. * +..........................   1,971       65
   W-H Energy Services, Inc. *....................   1,572       52
                                                             ------
                                                              1,358
                                                             ------
Packaging & Containers - 0.2%
   Chesapeake Corp. +.............................   1,202       21
   Graphic Packaging Corp. * +....................   4,100       11
   Greif Inc., Class A +..........................     883       53
   Silgan Holdings, Inc...........................   1,248       44
                                                             ------
                                                                129
                                                             ------
Pharmaceuticals - 3.4%
   Abgenix, Inc. * +..............................   5,239       72
   Acadia Pharmaceuticals, Inc. * +...............     800        7
   Adams Respiratory Therapeutics, Inc. * +.......     400       18
   Adolor Corp. * +...............................   2,288       33
   Alkermes, Inc. * +.............................   5,243       95
   Alpharma, Inc., Class A........................   2,257       60
   Amylin Pharmaceuticals, Inc. * +...............   6,419      240
   Andrx Corp. *..................................   4,200       75
   Antigenics, Inc. * +...........................   1,528        8
   Array Biopharma, Inc. * +......................   2,000       13
   Atherogenics, Inc. * +.........................   2,330       35
   AVANIR Pharmaceuticals, Class A * +............   5,600       16
   Bentley Pharmaceuticals, Inc. * +..............   1,179       21
   Bioenvision, Inc. * +..........................   2,600       14
   BioMarin Pharmaceuticals, Inc. *...............   4,106       40
   BioScrip, Inc. *...............................   1,800       16
   Cell Therapeutics, Inc. * +....................   4,255        9
   Connetics Corp. * +............................   2,004       27
   Cubist Pharmaceuticals, Inc. *.................   3,067       69
   CV Therapeutics, Inc. * +......................   2,507       62
   Cypress Bioscience, Inc. * +...................   1,800       10
   Dendreon Corp. * +.............................   3,523       21
   Discovery Laboratories, Inc. * +...............   3,337       22
   Dov Pharmaceutical, Inc. * +...................   1,614       23
   Durect Corp. * +...............................   2,366       12
   Dusa Pharmaceuticals, Inc. * +.................   1,200       12
   First Horizon Pharmaceutical Corp. * +.........   1,607       28

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   67  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 96.6% - CONTINUED
Pharmaceuticals - 3.4% - (continued)
   HealthExtras, Inc. *...........................   1,555   $   35
   Hi-Tech Pharmacal Co., Inc. *..................     300       12
   I-Flow Corp. * +...............................   1,569       21
   Idenix Pharmaceuticals, Inc. * +...............     600       12
   Inspire Pharmaceuticals, Inc. *................   2,450       18
   Isis Pharmaceuticals, Inc. * +.................   3,786       19
   Ista Pharmaceuticals, Inc. * +.................     400        3
   KV Pharmaceutical Co., Class A * +.............   2,119       42
   Mannatech, Inc. +..............................     900       12
   MannKind Corp. * +.............................   1,200       16
   Medarex, Inc. * +..............................   6,303       66
   Medicines Co. *................................   2,876       53
   Medicis Pharmaceutical Corp., Class A +........   3,200      102
   MGI Pharma, Inc. * +...........................   4,629       91
   Nabi Biopharmaceuticals * +....................   3,412       11
   Nastech Pharmaceutical, Inc. * +...............   1,200       17
   Natures Sunshine Products, Inc. +..............     773       14
   NBTY, Inc. *...................................   3,200       63
   NeoPharm, Inc. * +.............................   1,496       14
   Neurocrine Biosciences, Inc. * +...............   2,102      125
   Neurogen Corp. *...............................   1,500       11
   New River Pharmaceuticals, Inc. * +............     400       19
   NitroMed, Inc. * +.............................     911       15
   Noven Pharmaceuticals, Inc. * +................   1,762       24
   NPS Pharmaceuticals, Inc. * +..................   2,487       29
   Nuvelo, Inc. * +...............................   2,919       25
   Onyx Pharmaceuticals, Inc. * +.................   2,356       59
   OSI Pharmaceuticals, Inc. * +..................     233        6
   Pain Therapeutics, Inc. * +....................   1,901       14
   Par Pharmaceutical Cos., Inc. * +..............   2,000       53
   Penwest Pharmaceuticals Co. *..................   1,537       26
   Perrigo Co. +..................................   4,931       72
   Pharmion Corp. * +.............................   1,400       24
   Pozen, Inc. * +................................   1,542       16
   Progenics Pharmaceuticals, Inc. * +............     999       26
   Renovis, Inc. * +..............................   1,300       21
   Rigel Pharmaceuticals, Inc. *..................   1,330       29
   Salix Pharmaceuticals Ltd. *...................   2,587       50
   Star Scientific, Inc. * +......................   1,814        5
   Tanox, Inc. * +................................   1,416       24
   Trimeris, Inc. * +.............................   1,340       15
   United Therapeutics Corp. *....................   1,364       97
   USANA Health Sciences, Inc. * +................     572   $   23
   ViaCell, Inc. * +..............................     700        4
   Zymogenetics, Inc. *...........................   1,613       26
                                                             ------
                                                              2,517
                                                             ------
Pipelines - 0.0%
   TransMontaigne, Inc. * +.......................   2,689       17
                                                             ------
Real Estate - 0.3%
   Avatar Holdings, Inc. * +......................     289       16
   Californina Coastal Communities, Inc. * +......     343       14
   Consolidated-Tomoka Land Co. +.................     404       26
   Housevalues, Inc. * +..........................     500        6
   Jones Lang LaSalle, Inc........................   2,108      105
   Tarragon Corp. * +.............................     787       16
   Trammell Crow Co. *............................   1,963       51
                                                             ------
                                                                234
                                                             ------
Real Estate Investment Trusts - 6.1%
   Aames Investment Corp. +.......................   2,200       13
   Acadia Realty Trust +..........................   1,417       29
   Affordable Residential Communities +...........   2,300       21
   Agree Realty Corp..............................     300        9
   Alexander's, Inc. * +..........................     133       34
   Alexandria Real Estate Equities, Inc...........   1,432      120
   American Campus Communities, Inc...............   1,400       35
   American Home Mortgage Investment Corp.........   2,509       75
   AMLI Residential Properties Trust +............   1,504       57
   Anthracite Capital, Inc........................   3,160       34
   Anworth Mortgage Asset Corp. +.................   2,770       22
   Arbor Realty Trust, Inc........................     500       14
   Ashford Hospitality Trust, Inc.................   2,800       30
   Bedford Property Investors, Inc. +.............     888       20
   Bimini Mortgage Management, Inc. Class A +.....     900        8
   BioMed Realty Trust, Inc. +....................   2,600       67
   Boykin Lodging Co. *...........................   1,300       16
   Brandywine Realty Trust........................   3,291       95
   Capital Automotive Real Estate Investment
     Trust +......................................   2,444       94
   Capital Lease Funding, Inc.....................   1,200       12
   Capital Trust, Inc. of New York, Class A.......     600       18
   Cedar Shopping Centers, Inc. +.................   1,800       25
   Colonial Properties Trust +....................   2,612      115
   Columbia Equity Trust, Inc.....................     300        4
   Commercial Net Lease Realty....................   3,135       64
   Corporate Office Properties Trust..............   2,099       76

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  68  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 96.6% - CONTINUED
Real Estate Investment Trusts - 6.1% - (continued)
   Correctional Properties Trust..................     672   $   19
   Cousins Properties, Inc. +.....................   2,200       61
   Criimi MAE, Inc. * +...........................     774       15
   Deerfield Triarc Capital Corp. +...............     700       10
   DiamondRock Hospitality Co. +..................   1,100       13
   Digital Realty Trust, Inc. +...................     900       20
   EastGroup Properties, Inc......................   1,240       56
   ECC Capital Corp. +............................   3,970       12
   Education Realty Trust, Inc....................   1,790       22
   Entertainment Properties Trust.................   1,560       67
   Equity Inns, Inc...............................   3,156       43
   Equity Lifestyle Properties, Inc...............   1,259       58
   Equity One, Inc................................   2,078       49
   Extra Space Storage, Inc. +....................   1,700       26
   FelCor Lodging Trust, Inc......................   2,874       49
   Fieldstone Investment Corp. +..................   2,800       31
   First Industrial Realty Trust, Inc. +..........   2,492      101
   First Potomac Realty Trust.....................     800       22
   Getty Realty Corp. +...........................   1,076       29
   Glenborough Realty Trust, Inc..................   1,889       36
   Glimcher Realty Trust +........................   2,678       69
   GMH Communities Trust +........................   1,900       29
   Government Properties Trust, Inc...............   1,600       14
   Gramercy Capital Corp. of New York +...........     600       14
   Heritage Property Investment Trust +...........   1,568       53
   Hersha Hospitality Trust +.....................     800        7
   Highland Hospitality Corp......................   2,500       27
   Highwoods Properties, Inc......................   3,130       90
   Home Properties, Inc...........................   1,855       77
   HomeBanc Corp. of Georgia +....................   2,900       23
   IMPAC Mortgage Holdings, Inc. +................   4,315       50
   Inland Real Estate Corp. +.....................   3,600       54
   Innkeepers USA Trust +.........................   2,278       40
   Investors Real Estate Trust....................   2,936       28
   JER Investors Trust, Inc. +....................     200        3
   Kilroy Realty Corp.............................   1,663      103
   Kite Realty Group Trust +......................     900       14
   LaSalle Hotel Properties +.....................   1,714       58
   Lexington Corporate Properties Trust...........   2,873       61
   LTC Properties, Inc. +.........................   1,029       21
   Luminent Mortgage Capital, Inc. +..............   2,372       19
   Maguire Properties, Inc........................   2,000       64
   Meristar Hospitality Corp. *...................   5,074   $   50
   MFA Mortgage Investments, Inc. +...............   4,862       30
   Mid-America Apartment Communities, Inc. +......   1,395       68
   MortgageIT Holdings, Inc. +....................   1,900       25
   National Health Investors, Inc. +..............   1,334       37
   Nationwide Health Properties, Inc. +...........   3,915       89
   Newcastle Investment Corp......................   2,733       74
   NorthStar Realty Finance Corp. +...............     800        7
   Novastar Financial, Inc. +.....................   1,516       42
   OMEGA Healthcare Investors, Inc................   2,863       34
   Parkway Properties, Inc. of Maryland +.........   1,156       48
   Pennsylvania Real Estate Investment Trust +....   2,186       81
   Post Properties, Inc...........................   2,322       94
   Prentiss Properties Trust......................   2,647      109
   PS Business Parks, Inc. +......................     901       42
   RAIT Investment Trust..........................   1,527       40
   Ramco-Gershenson Properties +..................     860       24
   Redwood Trust, Inc. +..........................   1,137       49
   Saul Centers, Inc. +...........................     807       30
   Saxon Capital, Inc.............................   3,100       37
   Senior Housing Properties Trust................   3,336       63
   Sizeler Property Investors +...................     800       10
   Sovran Self Storage, Inc. +....................     940       47
   Spirit Finance Corp. +.........................   3,920       45
   Strategic Hotel Capital, Inc. +................   2,377       44
   Sun Communities, Inc...........................   1,096       34
   Sunstone Hotel Investors, Inc. +...............   1,400       35
   Tanger Factory Outlet Centers, Inc.............   1,522       42
   Taubman Centers, Inc...........................   2,958      104
   Town & Country Trust (The) +...................   1,452       42
   Trustreet Properties, Inc. +...................   4,245       66
   U-Store-It Trust...............................   2,410       51
   Universal Health Realty Income, Inc............     764       25
   Urstadt Biddle Properties, Class A +...........   1,617       26
   Washington Real Estate Investment Trust +......   2,437       76
   Winston Hotels, Inc. +.........................   1,436       14
                                                             ------
                                                              4,498
                                                             ------
Retail - 6.0%
   99 Cents Only Stores * +.......................   2,500       24
   AC Moore Arts & Crafts, Inc. * +...............   1,003       14
   Aeropostale, Inc. * +..........................   3,261       81
   AFC Enterprises * +............................   1,000       12

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   69  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 96.6% - CONTINUED
Retail - 6.0% - (continued)
   America's Car Mart, Inc. * +...................     480    $  8
   Asbury Automotive Group, Inc. *................     712      12
   Big 5 Sporting Goods Corp......................   1,291      31
   Big Lots, Inc. * +.............................   6,500      80
   BJ's Restaurants, Inc. * +.....................     706      17
   Blair Corp.....................................     133       5
   Blockbuster, Inc., Class A +...................  11,000      41
   Bob Evans Farms, Inc. +........................   2,104      51
   Bombay (The) Co., Inc. * +.....................   2,397      10
   Bon-Ton Stores.................................     300       6
   Brown Shoe Co., Inc............................   1,109      46
   Buckle (The), Inc. +...........................     405      13
   Buffalo Wild Wings, Inc. * +...................     671      19
   Build-A-Bear Workshop, Inc. * +................     500      14
   Burlington Coat Factory Warehouse Corp. +......     944      37
   Cabela's, Inc., Class A * +....................   1,600      28
   Cache, Inc. *..................................   1,062      18
   California Pizza Kitchen, Inc. * +.............   1,094      36
   Casey's General Stores, Inc. +.................   2,987      69
   Cash America International, Inc................   1,691      38
   Casual Male Retail Group, Inc. * +.............   1,873      12
   Cato (The) Corp., Class A +....................   1,806      39
   CEC Entertainment, Inc. * +....................   2,030      73
   Charlotte Russe Holding, Inc. * +..............     910      17
   Charming Shoppes, Inc. *.......................   7,023      83
   Children's Place Retail Stores (The), Inc. *...   1,207      60
   Christopher & Banks Corp. +....................   2,060      31
   Citi Trends, Inc. * +..........................     200       7
   CKE Restaurants, Inc. +........................   3,305      42
   Coldwater Creek, Inc. * +......................   1,979      62
   Conn's, Inc. * +...............................     200       7
   Cost Plus, Inc. of California * +..............   1,286      24
   CSK Auto Corp. *...............................   2,612      40
   Dave & Buster's, Inc. * +......................     655      10
   DEB Shops, Inc.................................     378      11
   Denny's Corp. * +..............................   5,800      28
   Design Within Reach, Inc. * +..................   1,000       6
   Domino's Pizza, Inc............................   1,961      49
   Dress Barn, Inc. * +...........................   1,256      42
   DSW, Inc., Class A *...........................     636      16
   Finish Line (The), Inc., Class A...............   2,486      43
   First Cash Financial Services, Inc. *..........     900      26
   Fred's, Inc. +.................................   2,488    $ 41
   GameStop Corp., Class A * +....................     558      19
   GameStop Corp., Class B *......................   2,600      82
   Genesco, Inc. * +..............................   1,288      51
   Goody's Family Clothing, Inc...................   1,121      10
   Group 1 Automotive, Inc. *.....................   1,187      37
   Guitar Center, Inc. * +........................   1,478      78
   Haverty Furniture Cos., Inc. +.................   1,140      15
   Hibbett Sporting Goods, Inc. *.................   2,046      61
   HOT Topic, Inc. * +............................   2,545      39
   IHOP Corp. +...................................   1,167      56
   Insight Enterprises, Inc. *....................   2,932      61
   J. Jill Group (The), Inc. *....................   1,191      22
   Jack in the Box, Inc. *........................   2,089      70
   Jo-Ann Stores, Inc. * +........................   1,223      16
   Jos. A. Bank Clothiers, Inc. * +...............     707      35
   Kenneth Cole Productions, Inc., Class A +......     544      15
   Krispy Kreme Doughnuts, Inc. * +...............   3,500      17
   Landry's Restaurants, Inc. +...................   1,020      28
   Linens 'N Things, Inc. *.......................   2,639      68
   Lithia Motors, Inc., Class A...................     909      26
   Lone Star Steakhouse & Saloon, Inc.............     972      23
   Longs Drug Stores Corp.........................   1,763      75
   Luby's, Inc. *.................................   1,300      17
   MarineMax, Inc. * +............................     819      22
   Movado Group, Inc..............................     896      17
   Movie Gallery, Inc. +..........................   1,462       7
   New York & Co., Inc. * +.......................     600      10
   Nu Skin Enterprises, Inc., Class A.............   3,264      57
   O'Charleys, Inc. *.............................   1,436      21
   P.F. Chang's China Bistro, Inc. * +............   1,509      78
   Pacific Sunwear of California, Inc. *..........   4,500     119
   Pantry (The), Inc. * +.........................   1,009      41
   Papa John's International, Inc. *..............     624      34
   Party City Corp. * +...........................     904      15
   Payless Shoesource, Inc. *.....................   3,867      88
   Pep Boys - Manny, Moe & Jack +.................   3,233      46
   Petco Animal Supplies, Inc. *..................   3,300      70
   Pier 1 Imports, Inc............................   4,900      62
   Rare Hospitality International, Inc. * +.......   1,997      64
   Red Robin Gourmet Burgers, Inc. * +............     855      47
   Regis Corp.....................................   2,629     105

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  70  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 96.6% - CONTINUED
Retail - 6.0% - (continued)
   Restoration Hardware, Inc. * +.................   1,742   $   10
   Retail Ventures, Inc. * +......................   1,100       14
   Ruby Tuesday, Inc. +...........................   3,600       88
   Rush Enterprises, Inc., Class A * +............   1,200       18
   Ruth's Chris Steak House * +...................   1,200       21
   Ryan's Restaurant Group, Inc. *................   2,541       30
   School Specialty, Inc. * +.....................   1,722       63
   Select Comfort Corp. * +.......................   2,093       50
   Sharper Image Corp. * +........................     677        7
   Shoe Carnival, Inc. * +........................     622       13
   ShopKo Stores, Inc. * +........................   1,736       50
   Smart & Final, Inc. *..........................     746       10
   Sonic Automotive, Inc. +.......................   1,666       35
   Sports Authority (The), Inc. * +...............   1,500       47
   Stage Stores, Inc..............................   1,585       47
   Steak n Shake (The) Co. * +....................   1,820       31
   Stein Mart, Inc................................   1,445       25
   Systemax, Inc. * +.............................     200        1
   Talbots, Inc. +................................   1,300       35
   Texas Roadhouse, Inc., Class A * +.............   2,500       38
   Too, Inc. *....................................   1,999       63
   Tractor Supply Co. *...........................   1,910      103
   Trans World Entertainment Corp. *..............   1,256        8
   Triarc Cos., Inc., Class B +...................   2,165       32
   Tuesday Morning Corp. +........................   1,530       42
   United Auto Group, Inc. +......................   1,550       55
   West Marine, Inc. * +..........................     771       10
   Wet Seal (The), Inc., Class A * +..............   3,300       17
   World Fuel Services Corp.......................   1,510       52
   Zale Corp. * +.................................   2,970       83
   Zumiez, Inc. * +...............................     200        8
                                                             ------
                                                              4,409
                                                             ------
   Savings & Loans - 1.8%
   Anchor BanCorp Wisconsin, Inc..................   1,228       38
   BankAtlantic Bancorp, Inc., Class A............   2,584       36
   BankUnited Financial Corp., Class A +..........   1,530       39
   Berkshire Hills Bancorp, Inc...................     434       14
   Brookline Bancorp, Inc.........................   3,587       50
   Charter Financial Corp. of Georgia +...........     352       12
   Clifton Savings Bancorp, Inc. +................     500        5
   Commercial Capital Bancorp, Inc................   2,591       43
   Commercial Federal Corp........................   2,210       76
   Dime Community Bancshares......................   1,844   $   27
   Fidelity Bankshares, Inc.......................   1,441       45
   First Defiance Financial Corp..................     300        8
   First Financial Holdings, Inc..................     757       23
   First Niagara Financial Group, Inc.............   7,315      106
   First Place Financial Corp. of Ohio............     989       24
   FirstFed Financial Corp. * +...................     975       51
   Flagstar Bancorp, Inc. +.......................   1,873       28
   Flushing Financial Corp........................     990       17
   Franklin Bank Corp. of Houston * +.............   1,500       28
   Harbor Florida Bancshares, Inc.................   1,153       43
   Horizon Financial Corp.........................     839       19
   ITLA Capital Corp. *...........................     424       22
   Kearny Financial Corp. +.......................   1,000       13
   KNBT Bancorp, Inc..............................   1,800       30
   MAF Bancorp, Inc...............................   1,797       77
   NASB Financial, Inc............................     251       10
   NewAlliance Bancshares, Inc. +.................   6,600       99
   Northwest Bancorp, Inc.........................   1,094       24
   OceanFirst Financial Corp. +...................     476       12
   Partners Trust Financial Group, Inc. +.........   2,523       30
   PennFed Financial Services, Inc................     590       11
   PFF Bancorp, Inc...............................   1,077       33
   Provident Financial Holdings...................     378       10
   Provident Financial Services, Inc. +...........   4,127       74
   Provident New York Bancorp.....................   2,753       32
   Sound Federal Bancorp, Inc. +..................     400        8
   Sterling Financial Corp. of Washington.........   2,027       53
   TierOne Corp. +................................   1,246       37
   United Community Financial Corp. of Ohio.......   2,112       25
   Westfield Financial, Inc. +....................     378        9
   WSFS Financial Corp............................     421       27
                                                             ------
                                                              1,368
                                                             ------
Semiconductors - 4.1%
   Actel Corp. * +................................   1,409       20
   ADE Corp. * +..................................     700       16
   AMIS Holdings, Inc. * +........................   2,400       24
   Amkor Technology, Inc. * +.....................   6,200       38
   Applied Micro Circuits Corp. * +...............  17,400       46
   Asyst Technologies, Inc. *.....................   2,791       17
   Atmel Corp. * +................................  24,000       80
   ATMI, Inc. * +.................................   2,147       61

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   71  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)

                                                     NUMBER   VALUE
                                                    OF SHARES (000S)
                                                    --------- ------
COMMON STOCKS - 96.6% - CONTINUED
Semiconductors - 4.1% - (continued)
   August Technology Corp. *.......................   1,000   $   11
   Axcelis Technologies, Inc. * +..................   5,853       28
   Brooks Automation, Inc. *.......................   4,402       57
   Cabot Microelectronics Corp. * +................   1,381       43
   Cirrus Logic, Inc. * +..........................   5,108       39
   Cohu, Inc.......................................   1,605       43
   Conexant Systems, Inc. *........................  26,700       66
   Credence Systems Corp. *........................   4,721       38
   Cypress Semiconductor Corp. * +.................   7,700      115
   Diodes, Inc. * +................................     662       27
   DSP Group, Inc. * +.............................   1,683       44
   EMCORE Corp. * +................................   1,800       11
   Emulex Corp. *..................................   5,000      100
   Entegris, Inc. *................................   6,948       70
   Exar Corp. *....................................   2,020       25
   Fairchild Semiconductor International, Inc. * +.   7,100      123
   Formfactor, Inc. * +............................   2,100       59
   Genesis Microchip, Inc. * +.....................   1,900       43
   Integrated Device Technology, Inc. *............  11,700      140
   Integrated Silicon Solutions, Inc. *............   2,209       15
   IXYS Corp. *....................................   1,627       20
   Kopin Corp. * +.................................   4,089       28
   Kulicke & Soffa Industries, Inc. * +............   3,031       26
   Lattice Semiconductor Corp. *...................   6,867       34
   Leadis Technology, Inc. * +.....................   1,400        7
   LTX Corp. * +...................................   4,182       19
   Mattson Technology, Inc. *......................   2,721       27
   Micrel, Inc. *..................................   3,615       44
   Microsemi Corp. *...............................   3,536       98
   Microtune, Inc. * +.............................   3,877       19
   MIPS Technologies, Inc. *.......................   2,800       16
   MKS Instruments, Inc. * +.......................   1,950       37
   Monolithic Power Systems, Inc. *................     800       11
   Netlogic Microsystems, Inc. * +.................     581       15
   Omnivision Technologies, Inc. * +...............   3,286       58
   ON Semiconductor Corp. *........................   8,432       49
   Pericom Semiconductor Corp. *...................   1,341       10
   Photronics, Inc. * +............................   2,279       36
   Pixelworks, Inc. * +............................   3,555       19
   PLX Technology, Inc. * +........................   1,600       16
   PMC - Sierra, Inc. * +..........................  10,400       82
   Portalplayer, Inc. * +..........................     911       22
   Power Integrations, Inc. * +....................   1,695   $   37
   Rambus, Inc. * +................................   6,000      101
   Rudolph Technologies, Inc. *....................     723        9
   Semitool, Inc. * +..............................   1,345       13
   Semtech Corp. *.................................   4,200       84
   Sigmatel, Inc. * +..............................   2,000       29
   Silicon Image, Inc. *...........................   4,800       47
   Silicon Laboratories, Inc. *....................   2,500       97
   Sirf Technology Holdings, Inc. *................   2,100       58
   Skyworks Solutions, Inc. * +....................   9,165       49
   Standard Microsystems Corp. * +.................   1,255       37
   Supertex, Inc. *................................     637       27
   Tessera Technologies, Inc. *....................   2,500       69
   Transwitch Corp. * +............................   7,200       11
   Triquint Semiconductor, Inc. *..................   8,199       37
   Ultratech, Inc. * +.............................   1,367       22
   Varian Semiconductor Equipment Associates,
     Inc. *                                           2,161       95
   Veeco Instruments, Inc. * +.....................   1,590       28
   Virage Logic Corp. * +..........................     500        5
   Vitesse Semiconductor Corp. * +.................  12,742       27
   Volterra Semiconductor Corp. * +................   1,100       14
   Zoran Corp. *...................................   2,657       45
                                                              ------
                                                               3,033
                                                              ------
Software - 3.2%
   Acxiom Corp.....................................   5,079      113
   Advent Software, Inc. *.........................   1,201       34
   Allscripts Healthcare Solutions, Inc. * +.......   1,954       26
   Altiris, Inc. * +...............................   1,402       23
   American Reprographics Co. * +..................     840       18
   AMICAS, Inc. * +................................   2,200       10
   Ansys, Inc. *...................................   1,800       76
   Aspen Technology, Inc. * +......................   3,260       24
   Atari, Inc. *...................................   2,200        3
   Blackbaud, Inc..................................     500        8
   Blackboard, Inc. * +............................   1,100       34
   Borland Software Corp. * +......................   4,922       30
   Bottomline Technologies, Inc. * +...............     800        9
   CCC Information Services Group, Inc. *..........     465       12
   Computer Programs & Systems, Inc................     398       16
   Concur Technologies, Inc. * +...................   1,630       21
   CSG Systems International, Inc. *...............   2,980       72

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  72  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 96.6% - CONTINUED
Software - 3.2% - (continued)
   Dendrite International, Inc. * +...............   2,462   $   46
   Digi International, Inc. * +...................   1,300       17
   Eclipsys Corp. *...............................   2,273       41
   eFunds Corp. * +...............................   2,759       57
   Emageon, Inc. * +..............................     700        9
   Epicor Software Corp. *........................   3,005       42
   EPIQ Systems, Inc. * +.........................     910       17
   FalconStor Software, Inc. * +..................   1,615       12
   Filenet Corp. *................................   2,381       64
   HPL Technologies, Inc. *.......................   1,464       --
   IDX Systems Corp. * +..........................   1,450       63
   Infocrossing, Inc. *...........................   1,400       10
   Informatica Corp. *............................   5,182       58
   infoUSA, Inc. *................................   1,878       19
   InPhonic, Inc. * +.............................     914       11
   Inter-Tel, Inc. +..............................   1,274       26
   Intervideo, Inc. * +...........................     800        8
   JDA Software Group, Inc. *.....................   1,619       24
   Keane, Inc. *..................................   2,749       29
   Lawson Software, Inc. * +......................   3,595       27
   Majesco Entertainment Co. * +..................   1,200        2
   Mantech International Corp., Class A *.........     957       24
   MapInfo Corp. * +..............................   1,200       17
   Micromuse, Inc. *..............................   4,716       35
   MicroStrategy, Inc., Class A * +...............     757       56
   Midway Games, Inc. * +.........................   1,021       22
   MoneyGram International, Inc...................   5,037      130
   MRO Software, Inc. *...........................   1,219       19
   NDCHealth Corp. * +............................   2,167       41
   NetIQ Corp. * +................................   2,573       31
   Nuance Communications, Inc. *..................   6,494       40
   Open Solutions, Inc. *.........................   1,111       25
   Packeteer, Inc. * +............................   2,022       19
   Parametric Technology Corp. *..................  15,916       93
   PDF Solutions, Inc. *..........................     929       15
   Pegasystems, Inc. * +..........................     755        6
   Per-Se Technologies, Inc. * +..................   1,330       30
   Phase Forward, Inc. * +........................   1,300       14
   Phoenix Technologies Ltd. * +..................   1,200        8
   Progress Software Corp. *......................   2,250       70
   QAD, Inc.......................................     875        7
   Quality Systems, Inc. * +......................     440       36
   Quest Software, Inc. * +.......................   3,638   $   57
   Renaissance Learning, Inc. +...................     618       12
   Schawk, Inc. +.................................     696       13
   Seachange International, Inc. * +..............   1,752       13
   Serena Software, Inc. *........................   1,511       35
   SPSS, Inc. *...................................     993       29
   THQ, Inc. * +..................................   3,655       83
   Transaction Systems Architects, Inc. * +.......   2,154       63
   Trident Microsystems, Inc. * +.................   3,000       57
   Ulticom, Inc. *................................     610        7
   Ultimate Software Group, Inc. * +..............   1,800       31
   VeriFone Holdings, Inc. * +....................   1,400       32
   Verint Systems, Inc. *.........................     696       26
   Wind River Systems, Inc. *.....................   4,148       57
   Witness Systems, Inc. *........................   1,569       31
                                                             ------
                                                              2,395
                                                             ------
Storage/Warehousing - 0.1%
   Mobile Mini, Inc. * +..........................     827       41
                                                             ------
Telecommunications - 4.0%
   3Com Corp. * +.................................  22,423       81
   Adaptec, Inc. * +..............................   6,491       32
   Adtran, Inc....................................   3,794      112
   Aeroflex, Inc. *...............................   4,328       47
   Airspan Networks, Inc. * +.....................   2,700       16
   Alaska Communications Systems Group, Inc. +....     800        8
   Anaren, Inc. *.................................   1,097       16
   Anixter International, Inc. +..................   1,791       66
   Applied Signal Technology, Inc.................     602       11
   Arris Group, Inc. *............................   5,999       58
   Atheros Communications, Inc. * +...............   2,000       19
   Black Box Corp. +..............................   1,003       47
   Broadwing Corp. * +............................   3,824       26
   C-COR, Inc. * +................................   2,873       16
   Centennial Communications Corp. *..............   1,100       17
   CIENA Corp. *..................................  34,400      103
   Cincinnati Bell, Inc. * +......................  14,259       56
   Commonwealth Telephone Enterprises, Inc. +.....   1,200       42
   CommScope, Inc. * +............................   3,140       64
   Comtech Telecommunications *...................   1,247       54
   Consolidated Communications Holdings, Inc......     500        7
   CT Communications, Inc. +......................   1,127       14
   Ditech Communications Corp. * +................   2,201       19

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   73  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 96.6% - CONTINUED
Telecommunications - 4.0% - (continued)
   Dobson Communications Corp., Class A * +.......   8,294   $   61
   EndWave Corp. * +..............................     398        4
   Essex Corp. * +................................   1,100       21
   Extreme Networks *.............................   6,755       33
   Fairpoint Communications, Inc..................   1,590       19
   Finisar Corp. * +..............................  10,043       19
   Foundry Networks, Inc. *.......................   7,100       99
   General Communication, Inc., Class A *.........   3,619       37
   Glenayre Technologies, Inc. * +................   4,400       14
   GlobeTel Communications Corp. * +..............   3,200       10
   Golden Telecom, Inc. +.........................   1,209       33
   Harmonic, Inc. * +.............................   4,405       24
   Hypercom Corp. * +.............................   3,217       20
   IDT Corp., Class B * +.........................   3,200       39
   Interdigital Communications Corp. * +..........   3,100       60
   Intrado, Inc. * +..............................   1,007       23
   Iowa Telecommunications Services, Inc..........   1,300       22
   Ixia *.........................................   1,859       26
   Jamdat Mobile, Inc. * +........................     700       16
   Level 3 Communications, Inc. * +...............  40,566      138
   Mastec, Inc. * +...............................   1,819       18
   MRV Communications, Inc. * +...................   6,671       12
   Netgear, Inc. *................................   1,800       35
   NeuStar, Inc., Class A *.......................   1,300       39
   Newport Corp. *................................   2,157       30
   North Pittsburgh Systems, Inc. +...............   1,029       20
   Novatel Wireless, Inc. * +.....................   1,700       23
   Oplink Communications, Inc. * +................   1,042       14
   Plantronics, Inc...............................   2,800       77
   Polycom, Inc. *................................   5,700       94
   Powerwave Technologies, Inc. * +...............   6,506       82
   Premiere Global Services, Inc. *...............   3,979       30
   Price Communications Corp. * +.................   2,427       37
   RCN Corp. * +..................................   1,300       28
   RF Micro Devices, Inc. * +.....................  10,882       62
   SafeNet, Inc. * +..............................   1,460       52
   SBA Communications Corp., Class A * +..........   5,125       95
   Shenandoah Telecom Co..........................     548       22
   Sonus Networks, Inc. * +.......................  14,400       59
   Spectralink Corp. +............................   1,109       14
   SureWest Communications +......................     908       26
   Sycamore Networks, Inc. * +....................  10,572       43
   SymmetriCom, Inc. * +..........................   2,729   $   24
   Syniverse Holdings, Inc. *.....................   1,170       23
   Talk America Holdings, Inc. * +................   1,786       17
   Tekelec *......................................   3,277       43
   Telkonet, Inc. * +.............................   2,400       11
   Terayon Communication Systems, Inc. * +........   4,383        9
   Time Warner Telecom, Inc., Class A * +.........   2,836       27
   Ubiquitel, Inc. * +............................   4,400       43
   USA Mobility, Inc. * +.........................   1,562       43
   UTStarcom, Inc. * +............................   5,700       47
   Valor Communications Group, Inc................   1,680       20
   Viasat, Inc. *.................................   1,291       36
   Westell Technologies, Inc., Class A * +........   3,692       17
   Wireless Facilities, Inc. * +..................   3,310       18
   Zhone Technologies, Inc. * +...................   8,205       18
                                                             ------
                                                              2,957
                                                             ------
Textiles - 0.1%
   Angelica Corp. +...............................     496        7
   Dixie Group, Inc. * +..........................     795       11
   G & K Services, Inc., Class A +................   1,288       49
   Innovo Group, Inc. * +.........................   1,900        2
   Unifirst Corp. of Massachusetts +..............     574       18
                                                             ------
                                                                 87
                                                             ------
Toys, Games & Hobbies - 0.1%
   Jakks Pacific, Inc. * +........................   1,478       30
   Leapfrog Enterprises, Inc. * +.................   1,800       24
   RC2 Corp. *....................................   1,200       42
   Topps (The) Co. +..............................   2,165       17
                                                             ------
                                                                113
                                                             ------
Transportation - 1.5%
   ABX Air, Inc. * +..............................   3,100       23
   Arkansas Best Corp.............................   1,422       59
   Covenant Transport, Inc., Class A *............     564        7
   Dynamex, Inc. *................................     503        9
   EGL, Inc. *....................................   1,891       70
   Florida East Coast Industries, Inc. +..........   1,842       82
   Forward Air Corp...............................   1,986       76
   Genesee & Wyoming, Inc., Class A * +...........   1,336       45
   Gulfmark Offshore, Inc. *......................   1,040       35
   Heartland Express, Inc. +......................   3,259       69
   HUB Group, Inc., Class A * +...................   1,200       49
   Kansas City Southern * +.......................   4,692      117

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  74  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                     NUMBER    VALUE
                                                    OF SHARES  (000S)
                                                   ----------- -------
COMMON STOCKS - 96.6% - CONTINUED
Transportation - 1.5% - (continued)
   Kirby Corp. *..................................       1,243 $    66
   Knight Transportation, Inc. +..................       2,211      71
   Maritrans, Inc. +..............................         700      20
   Marten Transport Ltd. *........................         500      13
   Offshore Logistics, Inc. * +...................       1,242      38
   Old Dominion Freight Line, Inc. * +............       1,239      47
   Pacer International, Inc.......................       2,146      57
   PAM Transportation Services, Inc. *............         196       3
   RailAmerica, Inc. *............................       2,163      24
   SCS Transportation, Inc. * +...................         873      17
   Sirva, Inc. *..................................       1,400      11
   U.S. Xpress Enterprises, Inc., Class A * +.....         644      10
   USA Truck, Inc. *..............................         600      16
   Werner Enterprises, Inc. +.....................       2,958      61
                                                               -------
                                                                 1,095
                                                               -------
Trucking & Leasing - 0.2%
   AMERCO, Inc. *.................................         600      42
   GATX Corp......................................       2,541      96
   Greenbrier Cos., Inc. +........................         324       9
   Interpool, Inc. +..............................         300       5
                                                               -------
                                                                   152
                                                               -------
Water - 0.2%
   American States Water Co.......................       1,043      32
   California Water Service Group.................         995      35
   Connecticut Water Service, Inc. +..............         674      17
   Middlesex Water Co. +..........................         698      13
   Pico Holdings, Inc. * +........................         466      16
   SJW Corp.......................................         429      22
   Southwest Water Co. +..........................       1,160      16
                                                               -------
                                                                   151
                                                               -------
Total Common Stocks
(Cost $52,383)....................................              71,271
                                                               -------

                                                    PRINCIPAL
                                                     AMOUNT    VALUE
                                                     (000S)    (000S)
                                                   ----------- -------
CONVERTIBLE BOND - 0.0%
   Distribution/Wholesale - 0.0%
   Timco Aviation Services, Inc., /(1)/ *
     8.00%, 1/2/07................................ $         1 $    --
                                                               -------
Total Convertible Bond
(Cost $1).........................................                  --
                                                               -------

                                                     NUMBER    VALUE
                                                    OF SHARES  (000S)
                                                   ----------- -------
INVESTMENT COMPANY - 44.8%
   Northern Institutional Funds -
   Liquid Assets Portfolio /(2)/..................  33,039,357  33,039
                                                               -------
Total Investment Company
(Cost $33,039)....................................              33,039
                                                               -------
OTHER - 0.0%
   Escrow DLB Oil & Gas...........................         400      --
   Escrow MascoTech, Inc..........................      10,600      --
   Escrow Position PetroCorp......................         420      --
                                                               -------
Total Other
(Cost $-)                                                           --
                                                               -------
RIGHT - 0.0%
   CSF Holdings, Inc..............................       2,000      --
                                                               -------
Total Right
(Cost $-).........................................                  --
                                                               -------
WARRANTS - 0.0%
   Optical Cable Corp., Exp. 10/24/07 *...........         232      --
   Optical Cable Corp., Exp. 10/24/07 *...........      79,600      --
   Redback Networks, Inc., Exp. 1/2/11 *..........         182       2
   Redback Networks, Inc., Exp. 1/2/11 *..........         191       1
                                                               -------
Total Warrants
(Cost $-).........................................                   3
                                                               -------

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   75  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS                                      NOVEMBER 30 , 2005

SMALL COMPANY INDEX PORTFOLIO (continued)

                                                         PRINCIPAL
                                                          AMOUNT    VALUE
                                                          (000S)    (000S)
                                                         --------- --------
SHORT-TERM INVESTMENTS - 3.3%
   Rabobank Nederland, London, Eurodollar Time Deposit,
     4.04%, 12/1/05.....................................  $2,316   $  2,316
   U.S. Treasury Bill, /(3)/............................
     3.25%, 12/1/05.....................................     150        150
                                                                   --------
Total Short-Term Investments
(Cost $2,466)...........................................              2,466
                                                                   --------
Total Investments - 144.7%
(Cost $87,889)..........................................            106,779
                                                                   --------
   Liabilities less Other Assets - (44.7)%..............            (32,990)
                                                                   --------
NET ASSETS - 100.0%                                                $ 73,789

/(1)/ Fair valued security

/(2)/ Investment relates to cash collateral received from portfolio securities loaned.

/(3)/ Security pledged as collateral to cover margin requirements for open futures contracts.

*   Non-Income Producing Security

+   Security is either wholly or partially on loan.

At November 30, 2005, the Small Company Index Portfolio had open futures contracts as follows:

                       NOTIONAL                   UNREALIZED
             NUMBER OF  AMOUNT  CONTRACT CONTRACT    GAIN
TYPE         CONTRACTS  (000S)  POSITION   EXP.     (000S)
----         --------- -------- -------- -------- ----------
Russell 2000     8      $2,712    Long    12/05      $83
                 =      ======    ====    =====      ===

At November 30, 2005, the industry sectors for the Small Company Index Portfolio were:

                           % OF LONG-TERM
INDUSTRY SECTOR             INVESTMENTS
---------------            --------------
Consumer Discretionary....      14.8%
Consumer Staples..........       2.8
Energy....................       6.2
Financials................      21.6
Health Care...............      12.4
Industrials...............      14.8
Information Technology....      18.8
Materials.................       4.7
Telecommunication Services       1.4
Utilities.................       2.5
                               -----
Total.....................     100.0%

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  76  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS                                       NOVEMBER 30, 2005

MID CAP GROWTH PORTFOLIO

                                                     NUMBER   VALUE
                                                    OF SHARES (000S)
                                                    --------- ------
COMMON STOCKS - 97.5%
Advertising - 1.2%
   Getty Images, Inc. * +..........................   2,900   $  265
                                                              ------
Agriculture - 1.2%
   Bunge Ltd. +....................................   5,000      267
                                                              ------
Banks - 2.5%
   East-West Bancorp, Inc..........................   8,400      318
   Investors Financial Services Corp. +............   6,400      241
                                                              ------
                                                                 559
                                                              ------
Biotechnology - 4.5%
   Affymetrix, Inc. *..............................   4,500      221
   Celgene Corp. * +...............................   5,000      305
   Genzyme Corp. *.................................   4,200      312
   Serologicals Corp. * +..........................   8,200      165
                                                              ------
                                                               1,003
                                                              ------
Building Materials - 2.4%
   American Standard Companies, Inc................   5,000      191
   Masco Corp......................................  11,600      345
                                                              ------
                                                                 536
                                                              ------
Commercial Services - 3.3%
   Corporate Executive Board Co....................   3,500      303
   Education Management Corp. *....................   7,000      236
   Robert Half International, Inc..................   5,200      199
                                                              ------
                                                                 738
                                                              ------
Data Processing - 4.8%
   Alliance Data Systems Corp. *...................   5,100      197
   Certegy, Inc....................................   8,700      350
   Global Payments, Inc............................   7,400      324
   NAVTEQ Corp. *..................................   4,700      197
                                                              ------
                                                               1,068
                                                              ------
Diversified Financial Services - 4.8%
   Chicago Mercantile Exchange Holdings, Inc.......     425      151
   Legg Mason, Inc.................................   1,700      208
   Nuveen Investments, Inc., Class A +.............   7,300      303
   Price (T. Rowe) Group, Inc......................   5,700      410
                                                              ------
                                                               1,072
                                                              ------
Electronics - 1.0%
   Flir Systems, Inc. * +..........................   9,400      232
                                                              ------
Entertainment - 2.4%
   Shuffle Master, Inc. * +........................  10,500      294
   Station Casinos, Inc............................   3,700      257
                                                              ------
                                                                 551
                                                              ------
Environmental Control - 0.8%
   Stericycle, Inc. * +............................   2,900   $  178
                                                              ------
Food - 1.2%
   McCormick & Co., Inc............................   8,700      272
                                                              ------
Hardware - 1.2%
   Network Appliance, Inc. *.......................   9,400      274
                                                              ------
Healthcare - Products - 4.1%
   Dade Behring Holdings, Inc......................   6,900      282
   Gen-Probe, Inc. *...............................   5,600      259
   Kinetic Concepts, Inc. *........................   4,600      179
   St. Jude Medical, Inc. *........................   4,400      210
                                                              ------
                                                                 930
                                                              ------
Healthcare - Services - 6.7%
   Aetna, Inc......................................   3,600      333
   Caremark Rx, Inc. *.............................   4,800      247
   Psychiatric Solutions, Inc. *...................   4,800      271
   Sierra Health Services, Inc. * +................   5,000      391
   United Surgical Partners International, Inc. *
     +.............................................   7,300      253
                                                              ------
                                                               1,495
                                                              ------
Household Products/Wares - 0.8%
   Scotts Miracle-Gro (The) Co., Class A...........   4,100      192
                                                              ------
Insurance - 0.9%
   CIGNA Corp......................................   1,800      203
                                                              ------
IT Services - 0.9%
   Cognizant Technology Solutions Corp., Class A *.   4,100      199
                                                              ------
Leisure Time - 1.4%
   Life Time Fitness, Inc. * +.....................   8,200      315
                                                              ------
Lodging - 1.5%
   Starwood Hotels & Resorts Worldwide, Inc........   5,400      327
                                                              ------
Machinery - Diversified - 1.0%
   Rockwell Automation, Inc........................   4,100      231
                                                              ------
Media - 4.0%
   Meredith Corp...................................   7,000      357
   Scripps (E.W.) Co., Class A.....................   4,800      222
   Univision Communications, Inc., Class A * +.....  10,800      327
                                                              ------
                                                                 906
                                                              ------
Metal Fabrication/Hardware - 1.7%
   Precision Castparts Corp........................   7,400      377
                                                              ------
Mining - 1.2%
   Freeport-McMoRan Copper & Gold, Inc., Class B...   5,000      261
                                                              ------
Miscellaneous Manufacturing - 2.7%
   ITT Industries, Inc.............................   3,200      348

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   77  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

MID CAP GROWTH PORTFOLIO (continued)

                                                    NUMBER     VALUE
                                                   OF SHARES   (000S)
                                                   ---------- -------
COMMON STOCKS-97.5% - CONTINUED
Miscellaneous Manufacturing - 2.7% - (continued)
   Roper Industries, Inc..........................      6,800 $   268
                                                              -------
                                                                  616
                                                              -------
Oil & Gas - 6.9%
   ENSCO International, Inc.......................      6,500     308
   EOG Resources, Inc.............................      3,900     280
   Forest Oil Corp. * +...........................      5,600     251
   Rowan Cos., Inc................................     10,900     391
   XTO Energy, Inc................................      8,100     329
                                                              -------
                                                                1,559
                                                              -------
Oil & Gas Services - 3.8%
   Grant Prideco, Inc. *..........................     11,100     426
   Smith International, Inc.......................     11,100     420
                                                              -------
                                                                  846
                                                              -------
Pharmaceuticals - 4.8%
   Endo Pharmaceuticals Holdings, Inc. *..........     10,300     308
   Gilead Sciences, Inc. *........................      6,600     334
   MGI Pharma, Inc. * +...........................      9,000     178
   Sepracor, Inc. * +.............................      4,600     253
                                                              -------
                                                                1,073
                                                              -------
Restaurants - 0.8%
   Applebee's International, Inc. +...............      7,600     174
                                                              -------
Retail - 7.3%
   Abercrombie & Fitch Co., Class A...............      5,800     356
   Coach, Inc. *..................................      9,000     310
   Petsmart, Inc..................................     10,300     245
   Starbucks Corp. *..............................      8,000     244
   Talbots, Inc. +................................      9,900     269
   Urban Outfitters, Inc. *.......................      7,000     216
                                                              -------
                                                                1,640
                                                              -------
Semiconductors - 6.1%
   Broadcom Corp., Class A *......................      3,700     172
   Kla-Tencor Corp................................      7,000     358
   Linear Technology Corp.........................      6,500     243
   National Semiconductor Corp. +.................     13,200     342
   QLogic Corp. *.................................      7,600     251
                                                              -------
                                                                1,366
                                                              -------
Software - 6.0%
   Activision, Inc. *.............................     17,866     238
   Adobe Systems, Inc.............................      5,300     173
   Autodesk, Inc..................................      7,900     329
   Cognos, Inc. * +...............................      7,000     235
   Manhattan Associates, Inc. * +.................     11,000 $   235
   Symantec Corp. *...............................      8,200     145
                                                              -------
                                                                1,355
                                                              -------
Telecommunications - 1.1%
   NII Holdings, Inc. *...........................      5,500     239
                                                              -------
Telecommunications Equipment - 1.3%
   Juniper Networks, Inc. *.......................     12,800     288
                                                              -------
Transportation - 1.2%
   UTI Worldwide, Inc. +..........................      2,700     263
                                                              -------
Total Common Stocks
(Cost $18,969)....................................             21,870
                                                              -------
INVESTMENT COMPANY - 18.7%
   Northern Institutional Funds - Liquid Assets
     Portfolio /(1)/..............................  4,203,251   4,203
                                                              -------
Total Investment Company (Cost $4,203)                          4,203
                                                              -------

                                                   PRINCIPAL
                                                    AMOUNT     VALUE
                                                    (000S)     (000S)
                                                   ---------- -------
SHORT-TERM INVESTMENT - 2.4%
   Rabobank Nederland, London, Eurodollar Time
     Deposit,
     4.04%, 12/1/05............................... $      544     544
                                                              -------
Total Short-Term Investment (Cost $544)                           544
                                                              -------
Total Investments - 118.6% (Cost $23,716)                      26,617
                                                              -------
   Liabilities less Other Assets - (18.6)%........             (4,175)
NET ASSETS - 100.0%                                           $22,442
                                                              -------

/(1)/ Investment relates to cash collateral received from portfolio securities loaned.

*   Non-Income Producing Security

+   Security is either wholly or partially on loan.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  78  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

At November 30, 2005, the industry sectors for the Mid Cap Growth Portfolio were:

                                                   % OF LONG-TERM
INDUSTRY SECTOR                                     INVESTMENTS
---------------                                    --------------
Consumer Discretionary............................      20.2%
Consumer Staples..................................       2.5
Energy............................................      11.0
Financials........................................       7.5
Health Care.......................................      21.4
Industrials.......................................      12.4
Information Technology............................      21.8
Materials.........................................       2.1
Telecommunication Services........................       1.1
Total.............................................     100.0%

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   79  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

FOCUSED GROWTH PORTFOLIO

                                                     NUMBER   VALUE
                                                    OF SHARES (000S)
                                                    --------- -------
COMMON STOCKS - 97.9%
Aerospace/Defense - 5.0%
   Boeing (The) Co.................................   39,300  $ 2,680
   Goodrich Corp...................................   26,800    1,032
   Rockwell Collins, Inc...........................   27,300    1,248
   United Technologies Corp........................   55,100    2,966
                                                              -------
                                                                7,926
                                                              -------
Apparel - 2.3%
   Coach, Inc. *...................................   63,300    2,179
   NIKE, Inc., Class B.............................   16,800    1,433
                                                              -------
                                                                3,612
                                                              -------
Beverages - 4.5%
   Coca-Cola (The) Co..............................   60,000    2,561
   PepsiCo, Inc....................................   79,000    4,677
                                                              -------
                                                                7,238
                                                              -------
Biotechnology - 3.8%
   Amgen, Inc. *...................................   55,200    4,467
   Genzyme Corp. *.................................   21,300    1,584
                                                              -------
                                                                6,051
                                                              -------
Computers - 6.5%
   Apple Computer, Inc. *..........................   46,500    3,154
   EMC Corp. of Massachusetts *....................  180,500    2,514
   IBM Corp........................................   51,800    4,605
                                                              -------
                                                               10,273
                                                              -------
Cosmetics/Personal Care - 2.9%
   Procter & Gamble Co.............................   82,000    4,690
                                                              -------
Diversified Financial Services - 2.5%
   Charles Schwab (The) Corp.......................   84,200    1,284
   Franklin Resources, Inc.........................   29,600    2,749
                                                              -------
                                                                4,033
                                                              -------
Healthcare - Products - 6.8%
   Alcon, Inc......................................   10,900    1,528
   Johnson & Johnson...............................   73,300    4,526
   Medtronic, Inc..................................   50,000    2,779
   St. Jude Medical, Inc. *........................   40,500    1,935
                                                              -------
                                                               10,768
                                                              -------
Healthcare - Services - 5.4%
   Coventry Health Care, Inc. *....................   16,200      965
   Health Net, Inc. *..............................   28,500    1,454
   UnitedHealth Group, Inc.........................   73,300    4,388
   WellPoint, Inc. *...............................   23,500    1,806
                                                              -------
                                                                8,613
                                                              -------
Insurance - 3.8%
   AFLAC, Inc......................................   41,000  $ 1,968
   Progressive (The) Corp..........................   18,300    2,251
   Prudential Financial, Inc.......................   22,600    1,749
                                                              -------
                                                                5,968
                                                              -------
Internet - 0.8%
   Symantec Corp. *................................   69,094    1,221
                                                              -------
Lodging - 1.2%
   Marriott International, Inc., Class A...........   30,100    1,945
                                                              -------
Machinery - Construction & Mining - 1.6%
Caterpillar, Inc...................................   43,000    2,484
                                                              -------
Media - 3.8%
   Comcast Corp., Special Class A *................   60,500    1,575
   McGraw-Hill Cos. (The), Inc.....................   45,200    2,398
   Time Warner, Inc................................  116,500    2,095
                                                              -------
                                                                6,068
                                                              -------
Metal Fabrication/Hardware - 1.1%
   Precision Castparts Corp........................   35,500    1,810
                                                              -------
Mining - 2.1%
   Freeport-McMoRan Copper & Gold, Inc., Class B +.   63,000    3,283
                                                              -------
Miscellaneous Manufacturing - 4.8%
   General Electric Co.............................  158,700    5,669
   Honeywell International, Inc....................   28,800    1,052
   ITT Industries, Inc.............................    8,400      914
                                                              -------
                                                                7,635
                                                              -------
Oil & Gas - 1.4%
   Burlington Resources, Inc.......................   18,200    1,315
   EnCana Corp. +..................................   20,700      917
                                                              -------
                                                                2,232
                                                              -------
Oil & Gas Services - 2.1%
   Halliburton Co..................................   27,000    1,719
   National-Oilwell Varco, Inc. *..................   26,000    1,576
                                                              -------
                                                                3,295
                                                              -------
Pharmaceuticals - 5.5%
   AstraZeneca PLC ADR.............................   27,000    1,243
   Gilead Sciences, Inc. *.........................   49,400    2,504
   Teva Pharmaceutical Industries Ltd. ADR +.......   53,500    2,187
   Wyeth...........................................   69,000    2,868
                                                              -------
                                                                8,802
                                                              -------
Pipelines - 0.6%
   Questar Corp....................................   12,000      895
                                                              -------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  80  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                    NUMBER     VALUE
                                                   OF SHARES   (000S)
                                                   ---------- --------
COMMON STOCKS - 97.9% - CONTINUED
Retail - 6.4%
   Lowe's Cos., Inc...............................     23,800 $  1,606
   Nordstrom, Inc.................................     47,000    1,733
   Staples, Inc...................................     89,000    2,056
   Wal-Mart Stores, Inc...........................     30,000    1,457
   Walgreen Co....................................     24,000    1,096
   Yuml Brands, Inc...............................     45,000    2,196
                                                              --------
                                                                10,144
                                                              --------
Semiconductors - 5.4%
   Broadcom Corp., Class A *......................     17,000      791
   Intel Corp.....................................    150,000    4,002
   NVIDIA Corp. *.................................     18,000      651
   Texas Instruments, Inc.........................     96,200    3,125
                                                              --------
                                                                 8,569
                                                              --------
Software - 6.1%
   Microsoft Corp.................................    284,900    7,895
   Oracle Corp. *.................................    150,000    1,885
                                                              --------
                                                                 9,780
                                                              --------
Telecommunications - 9.3%
   Cisco Systems, Inc. *..........................    120,000    2,105
   Corning, Inc. *................................    147,000    2,977
   Motorola, Inc..................................    190,000    4,577
   NII Holdings, Inc. * +.........................     33,800    1,468
   QUALCOMM, Inc..................................     38,400    1,746
   Telefonaktiebolaget LM Ericsson ADR +..........     57,300    1,867
                                                              --------
                                                                14,740
                                                              --------
Transportation - 2.2%
   Norfolk Southern Corp..........................     45,000    1,991
   United Parcel Service, Inc., Class B...........     20,200    1,573
                                                              --------
                                                                 3,564
                                                              --------
Total Common Stocks (Cost $140,109)                            155,639
                                                              --------

INVESTMENT COMPANY - 5.2%
   Northern Institutional Funds -.................
   Liquid Assets Portfolio /(1)/..................  8,296,216    8,296
                                                              --------
Total Investment Company
(Cost $8,296)                                                    8,296
                                                              --------

                                                   PRINCIPAL
                                                    AMOUNT     VALUE
                                                    (000S)     (000S)
                                                   ---------- --------
SHORT-TERM INVESTMENT - 1.3%
   Rabobank Nederland, London, Eurodollar Time
     Deposit,
       4.04%, 12/1/05............................. $    1,995 $  1,995
                                                              --------
Total Short - Term Investment
(Cost $1,995)                                                    1,995
                                                              --------
Total Investments - 104.4% (Cost $150,400)                     165,930
   Liabilities less Other Assets - (4.4)%.........              (6,926)
NET ASSETS - 100.0%                                           $159,004
                                                              --------

(1) Investment relates to cash collateral received from portfolio securities loaned.

*  Non-Income Producing Security

+  Security is either wholly or partially on loan.

At November 30, 2005, the industry sectors for the Focused Growth Portfolio were:

                           %OF LONG-TERM
INDUSTRY SECTOR             INVESTMENTS
---------------            -------------
Consumer Discretionary....      12.4%
Consumer Staples..........       9.3
Energy....................       3.6
Financials................       6.4
Health Care...............      22.0
Industrials...............      15.1
Information Technology....      27.6
Materials.................       2.1
Telecommunication Services       0.9
Utilities.................       0.6
                               -----
Total.....................     100.0%

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   81  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED GROWTH PORTFOLIO

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 98.0%
Aerospace/Defense - 1.9%
   United Technologies Corp.......................  13,200   $  711
                                                             ------
Apparel - 0.9%
   NIKE, Inc., Class B............................   4,175      356
                                                             ------
Banks - 1.8%
   Bank of America Corp...........................  14,875      683
                                                             ------
Beverages - 2.3%
   PepsiCo, Inc...................................  15,175      898
                                                             ------
Biotechnology - 2.5%
   Amgen, Inc. *..................................   9,200      745
   Biogen Idec, Inc. *............................   4,600      197
                                                             ------
                                                                942
                                                             ------
Chemicals - 2.8%
   du Pont (E.I.) de Nemours & Co.................  12,075      516
   Praxair, Inc...................................  10,900      567
                                                             ------
                                                              1,083
                                                             ------
Commercial Services - 1.1%
   Accenture Ltd., Class A........................  14,250      405
                                                             ------
Computers - 2.6%
   Dell, Inc. *...................................   9,275      280
   EMC Corp. of Massachusetts *...................  52,850      736
                                                             ------
                                                              1,016
                                                             ------
Cosmetics/Personal Care - 1.6%
   Procter & Gamble Co............................  10,575      605
                                                             ------
Diversified Financial Services - 8.5%
   American Express Co............................  10,325      531
   Citigroup, Inc.................................  17,025      827
   Franklin Resources, Inc........................   6,150      571
   Goldman Sachs Group, Inc.......................   5,950      767
   Lehman Brothers Holdings, Inc..................   4,375      551
                                                             ------
                                                              3,247
                                                             ------
Electric - 2.5%
   Dominion Resources, Inc. of Virginia +.........   6,950      528
   Exelon Corp....................................   8,175      425
                                                             ------
                                                                953
                                                             ------
Electronics - 1.2%
   Flextronics International Ltd. * +.............  43,675      451
                                                             ------
Food - 0.9%
   Sysco Corp.....................................  11,150      360
                                                             ------
Healthcare - Products - 3.7%
   Alcon, Inc.....................................   4,575      642
   Medtronic, Inc.................................   4,125      229
   St. Jude Medical, Inc. *.......................   5,400   $  258
   Zimmer Holdings, Inc. *........................   4,725      296
                                                             ------
                                                              1,425
                                                             ------
Healthcare - Services - 3.2%
   Aetna, Inc.....................................   5,200      481
   UnitedHealth Group, Inc........................  12,400      742
                                                             ------
                                                              1,223
                                                             ------
Insurance - 7.6%
   AMBAC Financial Group, Inc.....................   6,150      472
   American International Group, Inc..............   8,825      592
   Everest Re Group Ltd...........................   5,000      526
   Hartford Financial Services Group, Inc.........   7,400      646
   Prudential Financial, Inc......................   8,925      691
                                                             ------
                                                              2,927
                                                             ------
Internet - 2.6%
   eBay, Inc. *...................................   6,600      296
   Symantec Corp. *...............................  21,800      385
   Yahoo!, Inc. *.................................   7,475      301
                                                             ------
                                                                982
                                                             ------
Leisure Time - 0.8%
   Harley - Davidson, Inc. +......................   5,800      312
                                                             ------
Lodging - 2.9%
   Harrah's Entertainment, Inc....................   5,700      388
   Marriott International, Inc., Class A..........   5,475      354
   MGM Mirage *...................................  10,075      384
                                                             ------
                                                              1,126
                                                             ------
Media - 0.7%
   Disney (Walt) Co...............................  10,225      255
                                                             ------
Mining - 0.5%
   Alcoa, Inc.....................................   7,000      192
                                                             ------
Miscellaneous Manufacturing - 7.6%
   Eaton Corp.....................................   8,750      558
   General Electric Co............................  51,150    1,827
   Tyco International Ltd.........................  18,800      536
                                                             ------
                                                              2,921
                                                             ------
Oil & Gas - 5.9%
   Burlington Resources, Inc......................   4,950      358
   EOG Resources, Inc.............................   5,650      405
   Exxon Mobil Corp...............................  20,250    1,175
   GlobalSantaFe Corp.............................   7,325      332
                                                             ------
                                                              2,270
                                                             ------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  82  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                    NUMBER     VALUE
                                                   OF SHARES   (000S)
                                                   ---------- -------
COMMON STOCKS - 98.0% - CONTINUED
Oil & Gas Services - 4.5%
   BJ Services Co.................................     16,825 $   617
   Halliburton Co.................................      6,150     391
   Schlumberger Ltd...............................      2,100     201
   Smith International, Inc.......................     13,425     507
                                                              -------
                                                                1,716
                                                              -------
Pharmaceuticals - 5.2%
   Merck & Co., Inc...............................     10,600     312
   Pfizer, Inc....................................     26,100     553
   Sepracor, Inc. * +.............................      3,250     179
   Teva Pharmaceutical Industries Ltd. ADR +......     14,725     602
   Wyeth..........................................      8,250     343
                                                              -------
                                                                1,989
                                                              -------
Retail - 7.0%
   CVS Corp.......................................     16,375     442
   Lowe's Cos., Inc...............................      5,300     358
   Staples, Inc...................................     17,175     397
   Starbucks Corp. *..............................     10,825     330
   Wal-Mart Stores, Inc...........................     15,800     767
   Walgreen Co....................................      8,250     377
                                                              -------
                                                                2,671
                                                              -------
Semiconductors - 3.1%
   Intel Corp.....................................     22,800     608
   Kla-Tencor Corp................................      4,300     220
   Linear Technology Corp.........................      9,775     365
                                                              -------
                                                                1,193
                                                              -------
Software - 3.6%
   Cognos, Inc. * +...............................      9,925     333
   Microsoft Corp.................................     37,175   1,030
                                                              -------
                                                                1,363
                                                              -------
Telecommunications - 5.9%
   Cisco Systems, Inc. *..........................     45,725     802
   Motorola, Inc..................................     19,500     470
   Sprint Nextel Corp.............................     15,325     383
   Vodafone Group PLC ADR.........................     27,275     588
                                                              -------
                                                                2,243
                                                              -------
Transportation - 2.6%
   Expeditors International Washington, Inc.......      5,275 $   375
   United Parcel Service, Inc., Class B...........      7,950     619
                                                              -------
                                                                  994
                                                              -------
Total Common Stocks
(Cost $32,693)                                                 37,512
                                                              -------

INVESTMENT COMPANIES - 8.0%
   Northern Institutional Funds - Liquid Assets
     Portfolio /(1)/..............................  2,614,489   2,614
   Standard & Poor's Depository Receipts Trust
     Series 1 +...................................      3,500     439
                                                              -------
Total Investment Companies
(Cost $3,031)                                                   3,053
                                                              -------

                                                   PRINCIPAL
                                                    AMOUNT     VALUE
                                                    (000S)     (000S)
                        -                          ---------- -------
SHORT-TERM INVESTMENT - 0.8%
   Rabobank Nederland, London, Eurodollar Time
     Deposit,
       4.04%, 12/1/05............................. $      313     313
                                                              -------
Total Short-Term Investment (Cost $313)                           313
                                                              -------
Total Investments - 106.8% (Cost $36,037)                      40,878
                                                              -------
   Liabilities less Other Assets - (6.8)%.........             (2,588)
NET ASSETS - 100.0%...............................            $38,290
                                                              -------

/(1)/ Investment relates to cash collateral received from portfolio securities loaned.

*   Non-Income Producing Security

+   Security is either wholly or partially on loan.

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   83  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS                                       NOVEMBER 30, 2005
DIVERSIFIED GROWTH PORTFOLIO (continued)

At November 30, 2005, the industry sectors for the Diversified Growth Portfolio were:

                           % OF LONG-TERM
INDUSTRY SECTOR             INVESTMENTS
---------------            --------------
Consumer Discretionary....       9.0%
Consumer Staples..........       9.1
Energy....................      10.5
Financials................      19.2
Health Care...............      14.7
Industrials...............      12.2
Information Technology....      16.8
Materials.................       3.4
Telecommunication Services       2.6
Utilities.................       2.5
                               -----
Total.....................     100.0%
                               -----

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  84  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS                                       NOVEMBER 30, 2005
EQUITY INDEX PORTFOLIO

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- -------
COMMON STOCKS - 98.4%
Advertising - 0.2%
   Interpublic Group of Cos. (The), Inc. * +......   28,064  $   262
   Omnicom Group..................................   12,099    1,023
                                                             -------
                                                               1,285
                                                             -------
Aerospace/Defense - 1.9%
   Boeing (The) Co................................   56,963    3,884
   General Dynamics Corp..........................   13,249    1,514
   Goodrich Corp..................................    7,826      301
   L-3 Communications Holdings, Inc. +............    7,500      559
   Lockheed Martin Corp. +........................   24,984    1,514
   Northrop Grumman Corp..........................   25,406    1,458
   Raytheon Co....................................   30,004    1,153
   Rockwell Collins, Inc..........................   11,982      548
   United Technologies Corp.......................   71,628    3,856
                                                             -------
                                                              14,787
                                                             -------
Agriculture - 1.7%
   Altria Group, Inc..............................  141,556   10,304
   Archer-Daniels-Midland Co. +...................   42,606    1,004
   Monsanto Co....................................   17,776    1,302
   Reynolds American, Inc. +......................    5,813      518
   UST, Inc. +....................................   10,934      422
                                                             -------
                                                              13,550
                                                             -------
Airlines - 0.1%
   Southwest Airlines Co. +.......................   47,330      781
                                                             -------
Apparel - 0.4%
   Coach, Inc. *..................................   25,000      861
   Jones Apparel Group, Inc.......................    8,040      231
   Liz Claiborne, Inc.............................    7,288      254
   NIKE, Inc., Class B............................   13,284    1,133
   Reebok International Ltd. +....................    3,501      202
   VF Corp........................................    5,936      336
                                                             -------
                                                               3,017
                                                             -------
Auto Manufacturers - 0.4%
   Ford Motor Co..................................  125,010    1,016
   General Motors Corp. +.........................   38,633      846
   Navistar International Corp. * +...............    4,537      129
   PACCAR, Inc....................................   11,564      831
                                                             -------
                                                               2,822
                                                             -------
Auto Parts & Equipment - 0.2%
   Cooper Tire & Rubber Co. +.....................    4,273       63
   Dana Corp. +...................................   10,236       71
   Goodyear Tire & Rubber (The) Co. * +...........   12,012      206
   Johnson Controls, Inc..........................   12,878  $   894
   Visteon Corp. * +..............................    8,584       58
                                                             -------
                                                               1,292
                                                             -------
Banks - 6.3%
   AmSouth Bancorp +..............................   24,161      642
   Bank of America Corp...........................  271,074   12,440
   Bank of New York Co. (The), Inc................   51,694    1,675
   BB&T Corp. +...................................   36,200    1,540
   Comerica, Inc..................................   11,159      644
   Compass Bancshares, Inc. +.....................    7,300      354
   Fifth Third Bancorp............................   40,256    1,621
   First Horizon National Corp. NA +..............    8,072      314
   Huntington Bancshares, Inc.....................   16,109      386
   KeyCorp +......................................   27,007      896
   M&T Bank Corp. +...............................    6,400      693
   Marshall & IIsley Corp. +......................   15,954      686
   Mellon Financial Corp. +.......................   28,018      942
   National City Corp.............................   41,820    1,418
   North Fork Bancorporation, Inc. +..............   31,627      854
   Northern Trust Corp............................   12,600      664
   PNC Financial Services Group, Inc..............   19,968    1,273
   Regions Financial Corp.........................   30,635    1,032
   State Street Corp. +...........................   22,621    1,305
   SunTrust Banks, Inc. +.........................   26,256    1,910
   Synovus Financial Corp. +......................   21,271      599
   U.S. Bancorp...................................  128,102    3,879
   Wachovia Corp. +...............................  109,503    5,847
   Wells Fargo & Co...............................  116,723    7,336
   Zions Bancorporation...........................    7,590      574
                                                             -------
                                                              49,524
                                                             -------
Beverages - 2.1%
   Anheuser-Busch Cos., Inc. +....................   53,658    2,347
   Brown-Forman Corp., Class B +..................    5,550      382
   Coca-Cola (The) Co.............................  143,813    6,139
   Coca-Cola Enterprises, Inc.....................   20,013      385
   Constellation Brands, Inc., Class A *..........   13,000      307
   Molson Coors Brewing Co., Class B +............    3,796      253
   Pepsi Bottling Group, Inc. +...................    9,271      274
   PepsiCo, Inc...................................  112,929    6,685
                                                             -------
                                                              16,772
                                                             -------
Biotechnology - 1.3%
   Amgen, Inc. *..................................   83,283    6,740

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   85  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO (continued)

                                                     NUMBER   VALUE
                                                    OF SHARES (000S)
                                                    --------- -------
COMMON STOCKS - 98.4% - CONTINUED
Biotechnology - 1.3% - (continued)
   Biogen Idec, Inc. *.............................   22,583  $   967
   Chiron Corp. *..................................    8,676      384
   Genzyme Corp. *.................................   17,157    1,276
   Medimmune, Inc. *...............................   18,388      660
   Millipore Corp. *...............................    3,278      209
                                                              -------
                                                               10,236
                                                              -------
Building Materials - 0.2%
   American Standard Companies, Inc. +.............   11,752      448
   Masco Corp. +...................................   28,888      860
   Vulcan Materials Co. +..........................    6,747      450
                                                              -------
                                                                1,758
                                                              -------
Chemicals - 1.4%
   Air Products & Chemicals, Inc...................   14,764      874
   Ashland, Inc. +.................................    4,387      245
   Dow Chemical (The) Co...........................   64,471    2,917
   du Pont (E.I.) de Nemours & Co. +...............   62,651    2,678
   Eastman Chemical Co.............................    5,290      293
   Ecolab, Inc.....................................   13,808      459
   Engelhard Corp..................................    8,014      236
   Hercules, Inc. * +..............................    7,337       86
   International Flavors & Fragrances, Inc.........    5,784      188
   PPG Industries, Inc.............................   11,334      688
   Praxair, Inc....................................   21,432    1,115
   Rohm & Haas Co..................................    9,684      424
   Sherwin-Williams (The) Co.......................    7,995      351
   Sigma-Aldrich Corp. +...........................    4,893      323
                                                              -------
                                                               10,877
                                                              -------
Commercial Services - 0.9%
   Apollo Group, Inc., Class A * +.................   10,701      762
   Cendant Corp....................................   70,438    1,252
   Convergys Corp. *...............................    9,446      157
   Donnelley (R.R.) & Sons Co......................   14,161      484
   Equifax, Inc....................................    8,555      328
   H&R Block, Inc..................................   21,938      536
   McKesson Corp. +................................   20,148    1,013
   Moody's Corp....................................   17,462    1,050
   Paychex, Inc....................................   24,216    1,027
   Robert Half International, Inc..................   10,547      404
                                                              -------
                                                                7,013
                                                              -------
Computers - 4.0%
   Affiliated Computer Services, Inc., Class A * +.    8,400      469
   Apple Computer, Inc. *..........................   55,712    3,778
   Computer Sciences Corp. *.......................   12,210  $   613
   Dell, Inc. *....................................  164,943    4,975
   Electronic Data Systems Corp....................   34,561      797
   EMC Corp. of Massachusetts *....................  167,845    2,338
   Gateway, Inc. * +...............................   19,624       60
   Hewlett-Packard Co..............................  193,539    5,742
   IBM Corp........................................  107,784    9,582
   Lexmark International, Inc., Class A *..........    7,907      376
   NCR Corp. *.....................................   12,392      421
   Network Appliance, Inc. *.......................   26,575      774
   Sun Microsystems, Inc. * +......................  242,726      915
   Unisys Corp. *..................................   23,013      141
                                                              -------
                                                               30,981
                                                              -------
Cosmetics/Personal Care - 2.1%
   Alberto-Culver Co...............................    5,031      219
   Avon Products, Inc. +...........................   31,290      856
   Colgate-Palmolive Co............................   36,424    1,986
   Procter & Gamble Co.............................  232,060   13,271
                                                              -------
                                                               16,332
                                                              -------
Distribution/Wholesale - 0.1%
   Genuine Parts Co................................   11,443      507
   Grainger (W.W.), Inc............................    5,029      353
                                                              -------
                                                                  860
                                                              -------
Diversified Financial Services - 8.2%
   American Express Co.............................   86,064    4,425
   Ameriprise Financial, Inc.......................   19,092      803
   Bear Stearns Cos. (The), Inc....................    7,549      838
   Capital One Financial Corp......................   20,501    1,703
   Charles Schwab (The) Corp.......................   69,822    1,065
   CIT Group, Inc..................................   13,700      678
   Citigroup, Inc..................................  349,682   16,977
   Countrywide Financial Corp......................   39,584    1,378
   E*TRADE Financial Corp. *.......................   24,400      476
   Fannie Mae......................................   64,995    3,123
   Federated Investors, Inc., Class B +............    5,612      205
   Franklin Resources, Inc.........................   10,221      949
   Freddie Mac.....................................   48,150    3,007
   Goldman Sachs Group, Inc........................   31,286    4,035
   Janus Capital Group, Inc. +.....................   14,807      284
   JPMorgan Chase & Co.............................  242,144    9,262
   Lehman Brothers Holdings, Inc...................   18,130    2,284
   MBNA Corp.......................................   87,505    2,343

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  86  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- -------
COMMON STOCKS - 98.4% - CONTINUED
Diversified Financial Services - 8.2% -
  (continued)
   Merrill Lynch & Co., Inc.......................  63,903   $ 4,244
   Morgan Stanley.................................  75,630     4,238
   Price (T. Rowe) Group, Inc.....................   8,436       607
   SLM Corp.......................................  27,784     1,460
                                                             -------
                                                              64,384
                                                             -------
Electric - 3.0%
   AES Corp. *....................................  43,338       683
   Allegheny Energy, Inc. * +.....................  10,285       286
   Ameren Corp....................................  12,423       652
   American Electric Power Co.....................  26,217       958
   Calpine Corp. * +..............................  37,659        19
   Centerpoint Energy, Inc. +.....................  18,957       251
   Cinergy Corp...................................  12,221       502
   CMS Energy Corp. *.............................  12,783       179
   Consolidated Edison, Inc. +....................  17,021       775
   Constellation Energy Group, Inc................  13,121       695
   Dominion Resources, Inc. of Virginia...........  24,549     1,864
   DTE Energy Co..................................  11,379       497
   Duke Energy Corp. +............................  66,518     1,787
   Edison International...........................  21,534       972
   Entergy Corp...................................  15,456     1,082
   Exelon Corp....................................  47,090     2,451
   FirstEnergy Corp. +............................  21,895     1,028
   FPL Group, Inc. +..............................  28,012     1,187
   PG&E Corp......................................  23,296       857
   Pinnacle West Capital Corp. +..................   6,291       261
   PPL Corp.......................................  24,450       719
   Progress Energy, Inc...........................  16,200       725
   Public Service Enterprise Group, Inc...........  17,439     1,094
   Southern (The) Co. +...........................  49,899     1,732
   TECO Energy, Inc. +............................  12,916       226
   TXU Corp.......................................  16,916     1,736
   Xcel Energy, Inc. +............................  26,285       486
                                                             -------
                                                              23,704
                                                             -------
Electrical Components & Equipment - 0.3%
   American Power Conversion Corp. +..............  11,410       256
   Emerson Electric Co............................  28,547     2,158
   Molex, Inc.....................................   9,635       258
                                                             -------
                                                               2,672
                                                             -------
Electronics - 0.5%
   Agilent Technologies, Inc. *...................  35,126     1,253
   Applera Corp. - Applied Biosystems Group +.....  13,146       363
   Fisher Scientific International, Inc. * +......   8,000   $   516
   Jabil Circuit, Inc. *..........................  11,400       378
   PerkinElmer, Inc...............................   8,700       198
   Sanmina-SCI Corp. * +..........................  35,873       148
   Solectron Corp. *..............................  62,759       225
   Symbol Technologies, Inc.......................  16,207       185
   Tektronix, Inc.................................   5,849       150
   Thermo Electron Corp. *........................  10,511       324
   Waters Corp. *.................................   7,678       301
                                                             -------
                                                               4,041
                                                             -------
Engineering & Construction - 0.1%
   Fluor Corp.....................................   5,591       414
                                                             -------
Entertainment - 0.1%
   International Game Technology +................  23,178       680
                                                             -------
Environmental Control - 0.2%
   Allied Waste Industries, Inc. * +..............  15,554       131
   Waste Management, Inc..........................  38,342     1,147
                                                             -------
                                                               1,278
                                                             -------
Food - 1.4%
   Albertson's, Inc. +............................  27,133       638
   Campbell Soup Co...............................  12,262       370
   ConAgra Foods, Inc.............................  33,787       726
   General Mills, Inc.............................  25,241     1,200
   Heinz (H.J.) Co................................  22,669       787
   Hershey Foods Corp.............................  12,522       679
   Kellogg Co. +..................................  17,068       752
   Kroger Co. *...................................  48,158       937
   McCormick & Co., Inc...........................   8,900       278
   Safeway, Inc...................................  29,642       689
   Sara Lee Corp. +...............................  52,131       942
   SUPERVALU, Inc. +..............................   8,876       290
   Sysco Corp.....................................  45,080     1,457
   Tyson Foods, Inc., Class A +...................  16,600       279
   Wrigley (Wm.) Jr. Co...........................  12,297       844
                                                             -------
                                                              10,868
                                                             -------
Forest Products & Paper - 0.6%
   Georgia-Pacific Corp...........................  17,242       815
   International Paper Co.........................  33,197     1,047
   Louisiana-Pacific Corp. +......................   7,538       203
   MeadWestvaco Corp..............................  11,929       334
   Plum Creek Timber Co., Inc. +..................  12,289       479
   Temple-Inland, Inc. +..........................   7,448       312

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   87  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO (continued)

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- -------
COMMON STOCKS - 98.4% - CONTINUED
Forest Products & Paper - 0.6% - (continued)
   Weyerhaeuser Co................................   17,669  $ 1,172
                                                             -------
                                                               4,362
                                                             -------
Gas - 0.2%
   KeySpan Corp...................................   11,808      396
   NICOR, Inc. +..................................    2,952      118
   NiSource, Inc. +...............................   18,135      391
   Peoples Energy Corp. +.........................    2,565       92
   Sempra Energy..................................   17,272      759
                                                             -------
                                                               1,756
                                                             -------
Hand/Machine Tools - 0.1%
   Black & Decker Corp............................    5,250      461
   Snap-On, Inc. +................................    3,923      147
   Stanley Works (The)............................    4,968      238
                                                             -------
                                                                 846
                                                             -------
Healthcare - Products - 3.4%
   Bard (C.R.), Inc...............................    6,980      453
   Bausch & Lomb, Inc. +..........................    3,553      289
   Baxter International, Inc......................   41,135    1,600
   Becton, Dickinson & Co.........................   16,597      966
   Biomet, Inc. +.................................   18,575      661
   Boston Scientific Corp. *......................   39,628    1,049
   Guidant Corp...................................   21,923    1,352
   Johnson & Johnson..............................  200,938   12,408
   Medtronic, Inc.................................   83,895    4,662
   Patterson Cos., Inc. * +.......................    9,300      325
   St. Jude Medical, Inc. *.......................   24,046    1,149
   Stryker Corp...................................   20,436      885
   Zimmer Holdings, Inc. *........................   16,785    1,052
                                                             -------
                                                              26,851
                                                             -------
Healthcare - Services - 1.8%
   Aetna, Inc.....................................   20,522    1,898
   Coventry Health Care, Inc. *...................   10,275      612
   HCA, Inc.......................................   24,057    1,227
   Health Management Associates, Inc., Class A +..   16,428      385
   Humana, Inc. *.................................   11,990      549
   Laboratory Corp. of America Holdings * +.......    8,800      457
   Manor Care, Inc. +.............................    5,239      206
   Quest Diagnostics, Inc. +......................   11,036      553
   Tenet Healthcare Corp. * +.....................   31,028      243
   UnitedHealth Group, Inc........................   86,952    5,205
   WellPoint, Inc. *..............................   40,902    3,142
                                                             -------
                                                              14,477
                                                             -------
Home Builders - 0.4%
   Centex Corp....................................    9,434  $   678
   D.R. Horton, Inc...............................   18,100      641
   KB Home +......................................    6,028      421
   Lennar Corp., Class A +........................    9,200      531
   Pulte Homes, Inc...............................   14,232      592
                                                             -------
                                                               2,863
                                                             -------
Home Furnishings - 0.1%
   Maytag Corp. +.................................    6,541      117
   Whirlpool Corp.................................    5,292      433
                                                             -------
                                                                 550
                                                             -------
Household Products/Wares - 0.5%
   Avery Dennison Corp. +.........................    6,638      390
   Clorox Co......................................   10,215      554
   Fortune Brands, Inc............................    9,605      749
   Kimberly-Clark Corp............................   34,360    2,027
                                                             -------
                                                               3,720
                                                             -------
Housewares - 0.1%
   Newell Rubbermaid, Inc.........................   17,961      414
                                                             -------
Insurance - 5.0%
   ACE Ltd........................................   23,117    1,283
   AFLAC, Inc.....................................   33,279    1,597
   Allstate (The) Corp............................   46,475    2,607
   AMBAC Financial Group, Inc.....................    7,203      552
   American International Group, Inc..............  175,149   11,760
   AON Corp.......................................   20,734      755
   Chubb Corp. +..................................   12,993    1,258
   CIGNA Corp.....................................    9,107    1,025
   Cincinnati Financial Corp......................   10,930      487
   Hartford Financial Services Group, Inc.........   20,298    1,774
   Jefferson-Pilot Corp. +........................    9,012      501
   Lincoln National Corp..........................   11,484      597
   Loews Corp.....................................    9,246      893
   Marsh & McLennan Cos., Inc. +..................   35,610    1,100
   MBIA, Inc. +...................................    8,964      554
   Metlife, Inc...................................   52,144    2,682
   MGIC Investment Corp...........................    6,327      412
   Principal Financial Group +....................   18,611      943
   Progressive (The) Corp.........................   13,182    1,621
   Prudential Financial, Inc......................   36,399    2,817
   SAFECO Corp....................................    8,476      477
   St. Paul Travelers Cos. (The), Inc.............   47,971    2,232
   Torchmark Corp. +..............................    6,894      373

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  88  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- -------
COMMON STOCKS - 98.4% - CONTINUED
Insurance - 5.0% - (continued)
   UnumProvident Corp. +..........................   19,763  $   435
   XL Capital Ltd., Class A +.....................    9,434      626
                                                             -------
                                                              39,361
                                                             -------
Internet - 1.2%
   Amazon.com, Inc. * +...........................   18,810      912
   eBay, Inc. *...................................   75,928    3,402
   Monster Worldwide, Inc. * +....................    7,987      311
   Symantec Corp. *...............................   73,671    1,302
   Yahoo!, Inc. *.................................   86,930    3,497
                                                             -------
                                                               9,424
                                                             -------
Iron/Steel - 0.2%
   Allegheny Technologies, Inc. +.................    5,578      184
   Nucor Corp. +..................................   10,372      696
   United States Steel Corp. +....................    8,775      417
                                                             -------
                                                               1,297
                                                             -------
Leisure Time - 0.4%
   Brunswick Corp.................................    6,435      253
   Carnival Corp..................................   30,268    1,649
   Harley-Davidson, Inc. +........................   19,228    1,036
   Sabre Holdings Corp., Class A..................    8,558      196
                                                             -------
                                                               3,134
                                                             -------
Lodging - 0.4%
   Harrah's Entertainment, Inc....................   12,080      823
   Hilton Hotels Corp.............................   21,938      481
   Marriott International, Inc., Class A..........   12,450      804
   Starwood Hotels & Resorts Worldwide, Inc.......   14,311      866
                                                             -------
                                                               2,974
                                                             -------
Machinery - Construction & Mining - 0.3%
   Caterpillar, Inc...............................   45,072    2,604
                                                             -------
Machinery - Diversified - 0.3%
   Cummins, Inc. +................................    2,946      262
   Deere & Co.....................................   17,095    1,186
   Rockwell Automation, Inc.......................   12,869      726
                                                             -------
                                                               2,174
                                                             -------
Media - 3.1%
   Clear Channel Communications, Inc..............   35,378    1,152
   Comcast Corp., Class A *.......................  152,669    4,030
   Disney (Walt) Co...............................  135,680    3,382
   Dow Jones & Co., Inc. +........................    3,951      135
   Gannett Co., Inc...............................   18,046    1,112
   Knight-Ridder, Inc. +..........................    4,554      275
   McGraw-Hill Cos. (The), Inc....................   24,828  $ 1,317
   Meredith Corp. +...............................    2,936      150
   New York Times Co., Class A +..................    9,589      264
   News Corp., Class A +..........................  166,100    2,460
   Time Warner, Inc...............................  315,426    5,671
   Tribune Co.....................................   17,631      564
   Univision Communications, Inc., Class A * +....   15,291      462
   Viacom, Inc., Class B..........................  107,746    3,599
                                                             -------
                                                              24,573
                                                             -------
Mining - 0.6%
   Alcoa, Inc.....................................   58,073    1,592
   Freeport-McMoRan Copper & Gold, Inc.,..........
   Class B +......................................   11,695      610
   Newmont Mining Corp............................   30,333    1,399
   Phelps Dodge Corp. +...........................    7,012      951
                                                             -------
                                                               4,552
                                                             -------
Miscellaneous Manufacturing - 5.5%
   3M Co..........................................   53,520    4,200
   Cooper Industries Ltd., Class A +..............    6,215      452
   Danaher Corp. +................................   15,804      877
   Dover Corp.....................................   13,340      540
   Eastman Kodak Co. +............................   19,037      456
   Eaton Corp.....................................    9,760      622
   General Electric Co............................  718,723   25,673
   Honeywell International, Inc...................   56,539    2,066
   Illinois Tool Works, Inc.......................   15,387    1,358
   Ingersoll-Rand Co., Class A....................   22,350      886
   ITT Industries, Inc............................    6,124      666
   Leggett & Platt, Inc...........................   12,516      294
   Pall Corp......................................    8,191      227
   Parker-Hannifin Corp. +........................    7,947      544
   Textron, Inc...................................    8,879      700
   Tyco International Ltd.........................  135,583    3,867
                                                             -------
                                                              43,428
                                                             -------
Office/Business Equipment - 0.2%
   Pitney Bowes, Inc..............................   15,135      631
   Xerox Corp. *..................................   63,558      902
                                                             -------
                                                               1,533
                                                             -------
Oil & Gas - 7.6%
   Amerada Hess Corp..............................    5,471      670
   Anadarko Petroleum Corp........................   15,668    1,420
   Apache Corp....................................   21,774    1,421

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   89  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO (continued)

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- -------
COMMON STOCKS - 98.4% - CONTINUED
Oil & Gas - 7.6% - (continued)
   Burlington Resources, Inc......................   26,090  $ 1,885
   Chevron Corp...................................  152,553    8,743
   ConocoPhillips.................................   93,284    5,645
   Devon Energy Corp..............................   32,050    1,929
   EOG Resources, Inc.............................   15,938    1,144
   Exxon Mobil Corp...............................  427,510   24,808
   Kerr-McGee Corp................................    7,753      670
   Marathon Oil Corp..............................   26,078    1,546
   Murphy Oil Corp................................   10,900      539
   Nabors Industries Ltd. *.......................    9,953      697
   Noble Corp. +..................................    8,987      648
   Occidental Petroleum Corp......................   28,534    2,263
   Rowan Cos., Inc................................    8,903      319
   Sunoco, Inc....................................    9,968      770
   Transocean, Inc. *.............................   22,312    1,424
   Valero Energy Corp.............................   20,500    1,972
   XTO Energy, Inc................................   25,133    1,023
                                                             -------
                                                              59,536
                                                             -------
Oil & Gas Services - 1.2%
   Baker Hughes, Inc..............................   24,803    1,422
   BJ Services Co.................................   21,490      788
   Halliburton Co. +..............................   33,843    2,154
   National-Oilwell Varco, Inc. *.................   11,000      667
   Schlumberger Ltd...............................   40,293    3,857
   Weatherford International Ltd. *...............   11,200      779
                                                             -------
                                                               9,667
                                                             -------
Packaging & Containers - 0.1%
   Ball Corp......................................    7,328      302
   Bemis Co. +....................................    7,252      200
   Pactiv Corp. *.................................    9,682      196
   Sealed Air Corp. *.............................    5,544      287
                                                             -------
                                                                 985
                                                             -------
Pharmaceuticals - 5.4%
   Abbott Laboratories............................  107,586    4,057
   Allergan, Inc. +...............................    8,673      867
   AmerisourceBergen Corp.........................    7,041      566
   Bristol-Myers Squibb Co........................  136,995    2,958
   Cardinal Health, Inc. +........................   30,223    1,933
   Caremark Rx, Inc. *............................   29,900    1,537
   Express Scripts, Inc. *........................   11,000      929
   Forest Laboratories, Inc. * +..................   22,569      882
   Gilead Sciences, Inc. *........................   31,248    1,584
   Hospira, Inc. *................................   10,488  $   463
   King Pharmaceuticals, Inc. *...................   15,838      249
   Lilly (Eli) & Co...............................   78,573    3,968
   Medco Health Solutions, Inc. *.................   20,263    1,087
   Merck & Co., Inc...............................  148,640    4,370
   Mylan Laboratories, Inc. +.....................   14,500      303
   Pfizer, Inc....................................  498,921   10,577
   Schering-Plough Corp. +........................  102,252    1,975
   Watson Pharmaceuticals, Inc. *.................    6,952      232
   Wyeth..........................................   92,114    3,828
                                                             -------
                                                              42,365
                                                             -------
Pipelines - 0.3%
   Dynegy, Inc., Class A * +......................   21,756      104
   El Paso Corp...................................   42,178      464
   Kinder Morgan, Inc. +..........................    6,650      602
   Williams Cos. (The), Inc.......................   38,418      826
                                                             -------
                                                               1,996
                                                             -------
Real Estate Investment Trusts - 0.7%
   Apartment Investment & Management Co.,.........
   Class A +......................................    6,400      248
   Archstone-Smith Trust..........................   13,200      552
   Equity Office Properties Trust +...............   26,971      841
   Equity Residential +...........................   18,897      770
   ProLogis.......................................   18,234      827
   Public Storage, Inc. +.........................    5,700      403
   Simon Property Group, Inc. +...................   13,286    1,027
   Vornado Realty Trust...........................    7,900      674
                                                             -------
                                                               5,342
                                                             -------
Retail - 5.9%
   Autonation, Inc. * +...........................   12,050      250
   Autozone, Inc. * +.............................    3,719      331
   Bed Bath & Beyond, Inc. *......................   21,637      923
   Best Buy Co., Inc..............................   27,022    1,304
   Big Lots, Inc. * +.............................    7,857       97
   Circuit City Stores, Inc.......................   12,519      262
   Costco Wholesale Corp..........................   34,091    1,704
   CVS Corp.......................................   56,230    1,519
   Darden Restaurants, Inc........................    8,954      320
   Dillard's, Inc., Class A +.....................    4,234       89
   Dollar General Corp............................   19,713      373
   Family Dollar Stores, Inc. +...................   11,262      253
   Federated Department Stores, Inc...............   17,433    1,123

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  90  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- -------
COMMON STOCKS - 98.4% - CONTINUED
Retail - 5.9% - (continued)
   Gap (The), Inc. +..............................   39,935  $   694
   Home Depot (The), Inc..........................  144,063    6,019
   Kohl's Corp. *.................................   22,646    1,042
   Limited Brands +...............................   23,213      516
   Lowe's Cos., Inc...............................   51,957    3,506
   McDonald's Corp................................   84,275    2,853
   Nordstrom, Inc. +..............................   14,780      545
   Office Depot, Inc. *...........................   20,959      622
   OfficeMax, Inc.................................    4,824      141
   Penney (J.C.) Co., Inc. (Holding Co.)..........   17,200      902
   RadioShack Corp. +.............................    9,258      211
   Sears Holdings Corp. * +.......................    7,256      835
   Staples, Inc...................................   52,997    1,224
   Starbucks Corp. *..............................   55,326    1,685
   Target Corp....................................   60,630    3,244
   Tiffany & Co. +................................    9,601      391
   TJX Cos., Inc. +...............................   32,930      738
   Wal-Mart Stores, Inc...........................  167,935    8,155
   Walgreen Co....................................   71,230    3,254
   Wendy's International, Inc.....................    7,605      386
   Yum! Brands, Inc...............................   19,030      928
                                                             -------
                                                              46,439
                                                             -------
Savings & Loans - 0.6%
   Golden West Financial Corp.....................   17,062    1,105
   Sovereign Bancorp, Inc.........................   24,134      528
   Washington Mutual, Inc. +......................   69,043    2,844
                                                             -------
                                                               4,477
                                                             -------
Semiconductors - 3.3%
   Advanced Micro Devices, Inc. * +...............   28,744      753
   Altera Corp. *.................................   25,807      471
   Analog Devices, Inc............................   24,537      931
   Applied Materials, Inc.........................  107,997    1,956
   Applied Micro Circuits Corp. * +...............   22,092       58
   Broadcom Corp., Class A *......................   18,983      884
   Freescale Semiconductor, Inc., Class B *.......   26,716      689
   Intel Corp.....................................  411,429   10,977
   Kla-Tencor Corp. +.............................   13,111      671
   Linear Technology Corp.........................   23,162      864
   LSI Logic Corp. * +............................   25,241      207
   Maxim Integrated Products, Inc.................   22,617      827
   Micron Technology, Inc. *......................   40,780      582
   National Semiconductor Corp. +.................   22,804      590
   Novellus Systems, Inc. * +.....................   11,321  $   279
   NVIDIA Corp. * +...............................   12,465      451
   PMC - Sierra, Inc. * +.........................   12,418       98
   QLogic Corp. *.................................    7,239      239
   Teradyne, Inc. * +.............................   13,358      195
   Texas Instruments, Inc.........................  107,995    3,508
   Xilinx, Inc....................................   26,336      696
                                                             -------
                                                              25,926
                                                             -------
Software - 4.1%
   Adobe Systems, Inc.............................   34,114    1,113
   Autodesk, Inc..................................   16,276      679
   Automatic Data Processing, Inc.................   40,559    1,906
   BMC Software, Inc. *...........................   14,499      297
   Citrix Systems, Inc. * +.......................   11,569      314
   Computer Associates International, Inc.........   30,809      878
   Compuware Corp. * +............................   26,472      244
   Electronic Arts, Inc. * +......................   21,550    1,215
   First Data Corp................................   54,261    2,348
   Fiserv, Inc. *.................................   12,574      572
   IMS Health, Inc................................   14,997      367
   Intuit, Inc. *.................................   12,099      648
   Mercury Interactive Corp. * +..................    5,948      165
   Microsoft Corp.................................  624,332   17,300
   Novell, Inc. * +...............................   26,041      203
   Oracle Corp. *.................................  259,109    3,257
   Parametric Technology Corp. * +................   17,730      104
   Siebel Systems, Inc. +.........................   39,063      410
                                                             -------
                                                              32,020
                                                             -------
Telecommunications - 5.8%
   ADC Telecommunications, Inc. * +...............    8,518      174
   Alltel Corp....................................   26,841    1,794
   Andrew Corp. * +...............................   10,786      118
   AT&T, Inc......................................  264,763    6,595
   Avaya, Inc. * +................................   28,251      337
   BellSouth Corp. +..............................  127,956    3,488
   CenturyTel, Inc. +.............................    8,678      287
   CIENA Corp. * +................................   49,106      147
   Cisco Systems, Inc. *..........................  431,636    7,571
   Citizens Communications Co. +..................   22,034      287
   Comverse Technology, Inc. *....................   13,267      348
   Corning, Inc. *................................  101,026    2,046
   JDS Uniphase Corp. * +.........................  121,650      313

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   91  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS
SCHEDULE OF INVESTMENTS                                       NOVEMBER 30, 2005

EQUITY INDEX PORTFOLIO (continued)

                                                     NUMBER     VALUE
                                                    OF SHARES   (000S)
                                                   ----------- --------
COMMON STOCKS - 98.4% - CONTINUED
Telecommunications - 5.8% - (continued)
   Lucent Technologies, Inc. * +..................     300,594 $    839
   Motorola, Inc..................................     165,506    3,987
   QUALCOMM, Inc..................................     111,882    5,087
   Qwest Communications International, Inc. * +...     103,803      544
   Scientific-Atlanta, Inc........................      10,011      424
   Sprint Nextel Corp.............................     197,610    4,948
   Tellabs, Inc. *................................      33,662      345
   Verizon Communications, Inc....................     185,746    5,940
                                                               --------
                                                                 45,619
                                                               --------
Textiles - 0.1%
   Cintas Corp. +.................................      10,123      453
                                                               --------
Toys, Games & Hobbies - 0.1%
   Hasbro, Inc....................................      11,471      234
   Mattel, Inc....................................      27,317      455
                                                               --------
                                                                    689
                                                               --------
Transportation - 1.7%
   Burlington Northern Santa Fe Corp..............      27,038    1,789
   CSX Corp. +....................................      14,088      685
   FedEx Corp.....................................      20,738    2,024
   Norfolk Southern Corp. +.......................      26,807    1,186
   Ryder System, Inc..............................       4,349      185
   Union Pacific Corp. +..........................      17,760    1,359
   United Parcel Service, Inc., Class B +.........      76,207    5,937
                                                               --------
                                                                 13,165
                                                               --------
Total Common Stocks
(Cost $611,885)...................................              769,500
                                                               --------
INVESTMENT COMPANY - 10.6 %
   Northern Institutional Funds - Liquid Assets
     Portfolio /(1)/..............................  82,488,277   82,488
                                                               --------
Total Investment Company
(Cost $82,488)....................................               82,488
                                                               --------
                                                    PRINCIPAL
                                                     AMOUNT     VALUE
                                                     (000S)     (000S)
                                                   ----------- --------
SHORT-TERM INVESTMENTS - 1.4%
   Rabobank Nederland, London, Eurodollar Time
     Deposit,
     4.04%, 12/1/05............................... $    10,317 $ 10,317
   U.S. Treasury Bill, /(2)/
     3.26%, 12/1/05...............................         940      940
                                                               --------
Total Short-Term Investments
(Cost $11,257)....................................               11,257
                                                               --------
Total Investments - 110.4%
(Cost $705,630)...................................              863,245
                                                               --------
   Liabilities less Other Assets - (10.4)%........              (81,234)
NET ASSETS - 100.0%                                            $782,011
                                                               --------

/(1)/ Investment relates to cash collateral received from portfolio securities loaned.

/(2)/ Security pledged as collateral to cover margin requirements for open futures contracts.

*  Non-Income Producing Security

+  Security is either wholly or partially on loan.

At November 30, 2005, the Equity Index Portfolio had open futures contracts as follows:

                  NOTIONAL
        NUMBER OF  AMOUNT  CONTRACT CONTRACT UNREALIZED
TYPE    CONTRACTS  (000S)  POSITION   EXP.   GAIN (000S)
----    --------- -------- -------- -------- -----------
S&P 500    40     $12,511    Long    12/05      $495

At November 30, 2005, the industry sectors for the Equity Index Portfolio were:

                           % OF LONG-TERM
INDUSTRY SECTOR             INVESTMENTS
---------------            --------------
Consumer Discretionary....      10.9%
Consumer Staples..........       9.5
Energy....................       9.2
Financials................      21.4
Health Care...............      12.7
Industrials...............      11.3
Information Technology....      15.6
Materials.................       3.0
Telecommunication Services       3.1
Utilities.................       3.3
                               -----
Total.....................     100.0%

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  92  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS                                       NOVEMBER 30, 2005

BALANCED PORTFOLIO

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- ------
COMMON STOCKS - 65.3%
Aerospace/Defense - 1.2%
   United Technologies Corp.......................   30,975  $1,668
                                                             ------
Apparel - 0.6%
   NIKE, Inc., Class B............................    9,825     838
                                                             ------
Banks - 1.2%
   Bank of America Corp...........................   34,900   1,602
                                                             ------
Beverages - 1.6%
   PepsiCo, Inc...................................   35,625   2,109
                                                             ------
Biotechnology - 1.7%
   Amgen, Inc. *..................................   21,950   1,777
   Biogen Idec, Inc. *............................   10,825     463
                                                             ------
                                                              2,240
                                                             ------
Chemicals - 1.9%
   du Pont (E.I.) de Nemours & Co.................   28,350   1,212
   Praxair, Inc...................................   25,100   1,305
                                                             ------
                                                              2,517
                                                             ------
Commercial Services - 0.7%
   Accenture Ltd., Class A........................   33,400     950
                                                             ------
Computers - 1.8%
   Dell, Inc. *...................................   21,775     657
   EMC Corp. of Massachusetts *...................  123,950   1,726
                                                             ------
                                                              2,383
                                                             ------
Cosmetics/Personal Care - 1.0%
   Procter & Gamble Co............................   24,850   1,421
                                                             ------
Diversified Financial Services - 5.6%
   American Express Co............................   24,250   1,247
   Citigroup, Inc.................................   39,950   1,940
   Franklin Resources, Inc........................   14,450   1,342
   Goldman Sachs Group, Inc.......................   13,925   1,796
   Lehman Brothers Holdings, Inc..................   10,250   1,291
                                                             ------
                                                              7,616
                                                             ------
Electric - 1.7%
   Dominion Resources, Inc. of Virginia +.........   16,350   1,242
   Exelon Corp....................................   19,250   1,002
                                                             ------
                                                              2,244
                                                             ------
Electronics - 0.8%
   Flextronics International Ltd. * +.............  102,475   1,058
                                                             ------
Food - 0.6%
   Sysco Corp.....................................   26,675     862
                                                             ------
Healthcare - Products - 2.5%
   Alcon, Inc. +..................................   10,750   1,507
   Medtronic, Inc.................................    9,700     539
   St. Jude Medical, Inc. *.......................   12,675  $  605
   Zimmer Holdings, Inc. *........................   11,100     696
                                                             ------
                                                              3,347
                                                             ------
Healthcare - Services - 2.1%
   Aetna, Inc.....................................   12,200   1,129
   UnitedHealth Group, Inc........................   29,525   1,767
                                                             ------
                                                              2,896
                                                             ------
Insurance - 5.1%
   AMBAC Financial Group, Inc.....................   14,450   1,108
   American International Group, Inc..............   20,700   1,390
   Everest Re Group Ltd...........................   11,500   1,209
   Hartford Financial Services Group, Inc.........   17,350   1,516
   Prudential Financial, Inc......................   20,925   1,619
                                                             ------
                                                              6,842
                                                             ------
Internet - 1.7%
   eBay, Inc. *...................................   15,450     693
   Symantec Corp. *...............................   51,175     904
   Yahoo!, Inc. *.................................   17,525     705
                                                             ------
                                                              2,302
                                                             ------
Leisure Time - 0.5%
   Harley-Davidson, Inc. +........................   13,600     732
                                                             ------
Lodging - 2.0%
   Harrah's Entertainment, Inc....................   13,375     911
   Marriott International, Inc., Class A..........   12,850     830
   MGM Mirage *...................................   23,650     901
                                                             ------
                                                              2,642
                                                             ------
Media - 0.4%
   Disney (Walt) Co...............................   24,000     598
                                                             ------
Mining - 0.3%
   Alcoa, Inc.....................................   16,400     450
                                                             ------
Miscellaneous Manufacturing - 5.1%
   Eaton Corp.....................................   20,525   1,308
   General Electric Co............................  120,350   4,299
   Tyco International Ltd.........................   44,200   1,260
                                                             ------
                                                              6,867
                                                             ------
Oil & Gas - 4.0%
   Burlington Resources, Inc......................   11,675     843
   EOG Resources, Inc.............................   13,325     956
   Exxon Mobil Corp...............................   47,525   2,758
   GlobalSantaFe Corp.............................   17,150     778
                                                             ------
                                                              5,335
                                                             ------

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   93  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

BALANCED PORTFOLIO (continued)

                                                    NUMBER   VALUE
                                                   OF SHARES (000S)
                                                   --------- -------
COMMON STOCKS - 65.3% - CONTINUED
Oil & Gas Services - 3.0%
   BJ Services Co.................................   39,475  $ 1,447
   Halliburton Co.................................   14,450      920
   Schlumberger Ltd...............................    5,050      483
   Smith International, Inc.......................   31,500    1,190
                                                             -------
                                                               4,040
                                                             -------
Pharmaceuticals - 3.5%
   Merck & Co., Inc...............................   24,850      731
   Pfizer, Inc....................................   61,225    1,298
   Sepracor, Inc. * +.............................    7,650      421
   Teva Pharmaceutical Industries Ltd. ADR +......   34,575    1,413
   Wyeth..........................................   19,325      803
                                                             -------
                                                               4,666
                                                             -------
Retail - 4.6%
   CVS Corp.......................................   38,525    1,041
   Lowe's Cos., Inc...............................   12,450      840
   Staples, Inc...................................   40,400      933
   Starbucks Corp. *..............................   25,400      774
   Wal-Mart Stores, Inc...........................   37,100    1,802
   Walgreen Co....................................   19,400      886
                                                             -------
                                                               6,276
                                                             -------
Semiconductors - 2.1%
   Intel Corp.....................................   53,475    1,427
   Kla-Tencor Corp................................   10,100      517
   Linear Technology Corp.........................   22,925      855
                                                             -------
                                                               2,799
                                                             -------
Software - 2.4%
   Cognos, Inc. * +...............................   23,275      781
   Microsoft Corp.................................   87,200    2,416
                                                             -------
                                                               3,197
                                                             -------
Telecommunications - 3.9%
   Cisco Systems, Inc. *..........................  107,225    1,881
   Motorola, Inc..................................   45,725    1,101
   Sprint Nextel Corp.............................   36,525      915
   Vodafone Group PLC ADR.........................   64,150    1,382
                                                             -------
                                                               5,279
                                                             -------
Transportation - 1.7%
   Expeditors International Washington, Inc. +....   12,375      879
   United Parcel Service, Inc., Class B...........   18,625  $ 1,451
                                                             -------
                                                               2,330
                                                             -------
Total Common Stocks
(Cost $76,649)                                                88,106
                                                             -------
CONVERTIBLE PREFERRED STOCKS - 0.4%
   Diversified Financial Services - 0.2%
   Merrill Lynch & Co., Inc. *....................   10,000      250
                                                             -------
Insurance - 0.2%
   Metlife, Inc. * +..............................    8,800      222
                                                             -------
Total Convertible Preferred Stocks
(Cost $474)                                                      472
                                                             -------

                                                    PRINCIPAL
                                                     AMOUNT   VALUE
                                                     (000S)   (000S)
                                                    --------- ------
ASSET- BACKED SECURITIES - 6.2%
Automobile - 1.9%
   Chase Manhattan Auto Owner Trust, Series
     2005-A, Class A3, +
     3.87%, 6/15/09................................   $250     246
   Daimler Chrysler Auto Trust, Series 2003-A,
     Class A4,
     2.88%, 10/8/09................................    320     316
   Honda Auto Receivables Owner Trust, Series
     2004-2, Class A3,                                 160     158
     3.30%, 6/16/08................................
   Honda Auto Receivables Owner Trust, Series
     2005-3, Class A3,                                 260     256
     3.87%, 4/20/09................................
   Navistar Financial Corp. Owner Trust, Series
     2004-B, Class A3,                                 195     190
     3.13%, 5/15/09................................
   Nissan Auto Receivables Owner Trust, Series
     2005-A, Class A4,                                 420     411
     3.82%, 7/15/10................................
   USAA Auto Owner Trust, Series 2005-4, Class A4,     420     421
     4.89%, 8/15/12................................
   WFS Financial Owner Trust, Series 2004-2,
     Class A4,                                         200     196
     3.54%, 11/21/11...............................

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  94  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                   PRINCIPAL
                                                    AMOUNT   VALUE
                                                    (000S)   (000S)
                                                   --------- ------
ASSET - BACKED SECURITIES - 6.2% - CONTINUED
Automobile - 1.9% - (continued)
   WFS Financial Owner Trust, Series 2005-3,
     Class A3A,
     4.25%, 6/17/10 $.............................    290    $  287
                                                             ------
                                                              2,481
                                                             ------
Commercial Mortgage Services - 3.6%
   Banc of America Commercial Mortgage, Inc.,
     Series 2004-6, Class A5,
     4.81%, 12/10/42..............................    305       295
   Bear Stearns Commercial Mortgage Securities,
     Series 2004-PWR3, Class A4,
     4.72%, 2/11/41...............................    340       328
   Chase Manhattan Bank-First Union National
     Bank, Series 1999-1, Class A2,
     7.44%, 8/15/31...............................    175       188
   Citigroup Commercial Mortgage Trust, Series
     2004-C1, Class A4,
     5.29%, 4/15/40...............................    230       232
   Credit Suisse First Boston Mortgage Securities
     Corp., Series 2002-CKN2, Class A3,
     6.13%, 4/15/37...............................    120       126
   DLJ Commercial Mortgage Corp., Series
     1998-CF2, Class A1B,
     6.24%, 11/12/31..............................    235       242
   DLJ Commercial Mortgage Corp., Series
     1999-CG1, Class A1B,
     6.46%, 3/10/32...............................    205       213
   GMAC Commercial Mortgage Securities, Inc.,
     Series 1999-C1, Class A2,
     6.18%, 5/15/33...............................     50        51
   GMAC Commercial Mortgage Securities, Inc.,
     Series 2002-C3, Class A2,
     4.93%, 7/10/39...............................    200       197
   Greenwich Capital Commercial Funding Corp.,
     Series 2005-GG3, Class A2,
     4.31%, 8/10/42...............................    150       146
   JP Morgan Chase Commercial Mortgage Securities
     Corp., Series 2003-C1, Class A1,
     4.28%, 1/12/37...............................    165       160
   JP Morgan Chase Commercial Mortgage Securities
     Corp., Series 2004-C2, Class A3,
     5.21%, 5/15/41...............................    240       240
   LB Commercial Conduit Mortgage Trust, Series
     1998-C1, Class A3,
     6.48%, 2/18/30...............................    384       392
   LB-UBS Commercial Mortgage Trust, Series
     2004-C6, Class A2,
     4.19%, 8/15/29...............................   $300    $  291
   LB-UBS Commercial Mortgage Trust, Series
     2005-C5, Class A2,
     4.89%, 9/15/40...............................    305       302
   Merrill Lynch Mortgage Trust, Series
     2004-BPC1, Class A2,
     4.07%, 10/12/41..............................    305       295
   Morgan Stanley Capital I, Series 2004-IQ7,
     Class A4,
     5.43%, 6/15/38...............................    310       314
   Morgan Stanley Capital I, Series 2005-IQ9,
     Class A5,
     4.70%, 7/15/56...............................    425       408
   Morgan Stanley Capital I, Series 2005-IQ10,
     Class A4A,
     5.23%, 9/15/42...............................    210       209
   Morgan Stanley Dean Witter Capital I, Series
     2001-TOP3, Class A4,
     6.39%, 7/15/33...............................    130       137
   Wachovia Bank Commercial Mortgage Trust,
     Series 2003-C6, Class A4,
     5.13%, 8/15/35...............................    140       139
                                                             ------
                                                              4,905
                                                             ------
Credit Card - 0.2%
   Bank One Issuance Trust, Series 2003-A9, Class
     A9,
     3.86%, 6/15/11...............................    215       209
   Citibank Credit Card Issuance Trust, Series
     2003-A8, Class A8,
     3.50%, 8/16/10...............................     65        63
                                                             ------
                                                                272
                                                             ------
Home Equity - 0.1%
   GMAC Mortgage Corp. Loan Trust, Series
     2004-HE5, Class A2,
     3.69%, 9/25/34...............................    140       139
   Residential Asset Securities Corp., Series
     2003-KS10, Class AI2,
     2.71%, 5/25/26...............................      4         4
                                                             ------
                                                                143
                                                             ------
Mortgage Backed Security - 0.3%
   Commercial Mortgage Acceptance Corp., Series
     1998-C2, Class A3,
     6.04%, 9/15/30...............................    410       420
                                                             ------

See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   95  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

BALANCED PORTFOLIO (continued)

                                                   PRINCIPAL
                                                    AMOUNT   VALUE
                                                    (000S)   (000S)
                                                   --------- ------
ASSET-BACKED SECURITIES - 6.2% - CONTINUED
Whole Loan - 0.1%
   Washington Mutual, Inc., Series 2003-AR7,
     Class A5,
     3.07%, 8/25/33...............................  $  170   $  167
                                                             ------
Total Asset-Backed Securities
(Cost $8,562)                                                 8,388
                                                             ------

CORPORATE BONDS - 9.6%
Banks - 0.1%
   RBS Capital Trust III,
     5.51%, 9/29/49...............................     180      178
                                                             ------
Diversified Financial Services - 5.7%
   Allstate Life Global Funding Trusts, +
     4.50%, 5/29/09...............................     315      310
   American General Finance Corp.,
     5.38%, 10/1/12...............................     265      266
   Capital One Bank,
     4.88%, 5/15/08...............................     330      328
   Caterpillar Financial Services Corp., +
     4.15%, 1/15/10...............................     270      261
   Citigroup, Inc.,
     5.00%, 9/15/14...............................     210      206
   General Electric Capital Corp.,
     4.13%, 3/4/08 +..............................   1,160    1,142
     4.88%, 10/21/10 +............................     405      403
   Goldman Sachs Group LP, +
     5.00%, 10/1/14...............................     210      204
   Goldman Sachs Group, Inc.,
     6.88%, 1/15/11...............................     385      414
   Household Finance Corp.,
     6.38%, 11/27/12..............................     640      676
   HSBC Finance Corp.,
     4.00%, 9/15/08...............................     385      385
   International Lease Finance Corp.,
     3.75%, 8/1/07................................     135      132
     5.00%, 9/15/12...............................     290      284
   JPMorgan Chase & Co.,
     4.24%, 10/2/09...............................     735      737
     5.15%, 10/1/15...............................     465      456
   Merrill Lynch & Co., Inc.,
     5.00%, 1/15/15...............................  $  450   $  440
   Morgan Stanley Dean Witter & Co.,
     4.75%, 4/1/14................................     245      233
   Nelnet, Inc.,
     5.13%, 6/1/10................................     420      412
   SLM Corp.,
     4.34%, 7/27/09...............................     385      385
                                                             ------
                                                              7,674
                                                             ------
Electric - 0.6%
   Exelon Corp.,
     4.90%, 6/15/15...............................     335      318
   Public Service Electric & Gas,
     4.00%, 11/1/08...............................     255      248
   TXU Energy Co. LLC,
     7.00%, 3/15/13...............................     240      254
                                                             ------
                                                                820
                                                             ------
Home Builders - 0.1%
   KB Home,
     5.75%, 2/1/14................................     130      121
                                                             ------
Insurance - 0.4%
   Principal Life Income Funding Trusts,
     3.20%, 4/1/09................................     100       95
     5.10%, 4/15/14 +.............................     210      209
   Protective Life Secured Trust,
     4.85%, 8/16/10...............................     185      184
                                                             ------
                                                                488
                                                             ------
Media - 0.5%
   Comcast Corp., +
     4.95%, 6/15/16...............................     395      371
   Time Warner, Inc.,
     6.75%, 4/15/11...............................     275      291
                                                             ------
                                                                662
                                                             ------
Oil & Gas - 0.7%
   Devon Financing Corp. ULC,
     6.88%, 9/30/11...............................     200      218
   Pemex Project Funding Master Trust, +
     7.38%, 12/15/14..............................     240      265

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  96  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005

                                                   PRINCIPAL
                                                    AMOUNT   VALUE
                                                    (000S)   (000S)
                                                   --------- -------
CORPORATE BONDS - 9.6% - CONTINUED
Oil & Gas - 0.7% - (continued)
   Premcor Refining Group (The), Inc.,
     9.50%, 2/1/13................................  $   65   $    73
     6.75%, 5/1/14................................     140       147
   XTO Energy, Inc.,
     5.30%, 6/30/15...............................     265       262
                                                             -------
                                                                 965
                                                             -------
Pipelines - 0.2%
   Duke Capital LLC,
     5.50%, 3/1/14................................     280       277
                                                             -------
Real Estate - 0.1%
   EOP Operating LP,
     7.00%, 7/15/11...............................     195       208
                                                             -------
Real Estate Investment Trust - 0.2%
   Simon Property Group LP, /(1) (2)/
     5.38%, 6/1/11................................     285       284
                                                             -------
Savings & Loans - 0.1%
   Washington Mutual Bank FA,
     5.13%, 1/15/15 +.............................     170       164
                                                             -------
Telecommunications - 0.8%
   Sprint Capital Corp.,
     7.63%, 1/30/11...............................     360       397
   Verizon of New England, Inc.,
     6.50%, 9/15/11...............................     670       686
                                                             -------
                                                               1,083
                                                             -------
Transportation - 0.1%
   Caliber System, Inc.,
     7.80%, 8/1/06................................      80        81
                                                             -------
Total Corporate Bonds
(Cost $13,224)....................................            13,005
                                                             -------
FOREIGN ISSUER BONDS - 1.4%
Banks - 0.4%
   Resona Bank Ltd., /(1) (2)/
     5.85%, 9/29/49...............................     320       316
   Sumitomo Mitsui Banking Corp., + /(1) (2)/
     5.63%, 7/29/49...............................     275       272
                                                             -------
                                                                 588
                                                             -------
Oil & Gas - 0.2%
   Anadarko Finance Co.,
     6.75%, 5/1/11................................     240       258
                                                             -------
Semiconductors - 0.2%
   Chartered Semiconductor Manufacturing Ltd., +
     5.75%, 8/3/10................................  $  230   $   228
                                                             -------
Telecommunications - 0.6%
   Telecom Italia Capital S.A.,
     5.25%, 10/1/15...............................     340       329
   Telefonica Europe BV,
     7.75%, 9/15/10...............................     220       242
   Telefonos de Mexico S.A. de C.V.,
     4.75%, 1/27/10...............................     280       274
                                                             -------
                                                                 845
                                                             -------
Total Foreign Issuer Bonds (Cost $1,943)                       1,919
                                                             -------
U.S. GOVERNMENT AGENCIES - 6.3% /(3)/
Fannie Mae - 3.3%
     3.13%, 7/15/06...............................     540       535
     3.00%, 3/2/07................................     545       534
     4.30%, 5/5/08................................     395       390
     3.25%, 8/15/08 +.............................     695       670
     4.50%, 8/15/08...............................   1,000       992
     4.00%, 1/26/09...............................     595       582
     6.63%, 11/15/10 +............................     655       706
                                                             -------
                                                               4,409
                                                             -------
Federal Home Loan Bank - 1.6%
     3.50%, 1/18/07...............................     400       395
     4.90%, 11/21/07..............................   1,820     1,816
                                                             -------
                                                               2,211
                                                             -------
Freddie Mac - 1.4%
     3.75%, 3/15/07...............................     725       716
     4.30%, 5/5/08................................     540       533
     4.13%, 7/12/10...............................     355       345
     4.75%, 12/8/10 +.............................     295       293
                                                             -------
                                                               1,887
                                                             -------
Total U.S. Government Agencies (Cost $8,614)                   8,507
                                                             -------
See Notes to the Financial Statements.

             NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT   97  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS                                       NOVEMBER 30, 2005
BALANCED PORTFOLIO (continued)

                                                    PRINCIPAL
                                                     AMOUNT     VALUE
                                                     (000S)     (000S)
                                                   ----------- --------
U.S. GOVERNMENT OBLIGATIONS - 6.8%
U.S. Treasury Notes -6.8%
     1.88%, 1/31/06 +............................. $     1,709 $  1,703
     1.50%, 3/31/06 +.............................       2,774    2,750
     2.25%, 4/30/06 +.............................         490      486
     3.75%, 5/15/08 +.............................         739      728
     4.50%, 11/15/10 +............................       1,594    1,599
     4.50%, 11/15/15 +............................       1,898    1,899
                                                               --------
                                                                  9,165
                                                               --------
Total U.S. Government Obligations
(Cost $9,160).....................................                9,165
                                                               --------

                                                     NUMBER     VALUE
                                                    OF SHARES   (000S)
                                                   ----------- --------
INVESTMENT COMPANIES - 15.8 %
   Northern Institutional Funds - Liquid Assets
     Portfolio /(4)/..............................  19,562,633   19,563
   Standard & Poor's Depository Receipts Trust
     Series 1 +...................................      13,700    1,718
                                                               --------
Total Investment Companies
(Cost $21,192)....................................               21,281
                                                               --------

                                                    PRINCIPAL
                                                     AMOUNT      VALUE
                                                     (000S)     (000S)
                                                   ----------- --------
SHORT - TERM INVESTMENT - 2.3%
   Rabobank Nederland, London, Eurodollar Time
     Deposit,.....................................
     4.04%, 12/1/05............................... $     3,145    3,145
                                                               --------
Total Short - Term Investment
(Cost $3,145).....................................                3,145
                                                               --------
Total Investments - 114.1%
(Cost $142,963)...................................              153,988
Liabilities less Other Assets -(14.1)%............              (19,050)
                                                               --------
NET ASSETS - 100.0%...............................             $134,938
                                                               --------

/(1)/ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

/(2)/ Restricted security that has been deemed illiquid. At November 30, 2005, the value of these restricted illiquid securities amounted to approximately $872,000 or 0.6% of net assets. Additional information on each holding is as follows:

                                                               ACQUISITION
                                                   ACQUISITION    COST
SECURITY                                              DATE       (000S)
--------                                           ----------- -----------
Resona Bank Ltd...................................     9/05       $320
Simon Property Group LP...........................    11/05        284
Sumitomo Mitsui Banking Corp......................     7/05        274
                                                      -----       ----

/(3)/ The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

/(4) /Investment relates to cash collateral received from portfolio securities loaned.

*   Non-Income Producing Security

+   Security is either wholly or partially on loan.

At November 30, 2005, the industry sectors for the Balanced Portfolio were:

                                                   % OF LONG - TERM
INDUSTRY SECTOR                                      INVESTMENTS
---------------                                    ----------------
Consumer Discretionary............................        8.9%
Consumer Staples..................................        9.0
Energy............................................       10.4
Financials........................................       20.2
Health Care.......................................       14.6
Industrials.......................................       12.0
Information Technology............................       16.6
Materials.........................................        3.3
Telecommunication Services........................        2.5
Utilities.........................................        2.5
                                                        -----
Total.............................................      100.0%

At November 30, 2005, the credit quality distribution (unaudited) for the Balanced Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                               %
----------------------                             -----
AAA...............................................  65.7%
AA................................................   8.2
A.................................................  14.0
BBB...............................................  11.8
BB................................................   0.3
                                                   -----
Total............................................. 100.0%

*   Standard & Poor's Rating Services

See Notes to the Financial Statements.

EQUITY PORTFOLIOS  98  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                              EQUITY PORTFOLIOS
                                                                           ----
       NOTES TO THE FINANCIAL STATEMENTS
                                                              NOVEMBER 30, 2005



----------------
1   ORGANIZATION
----------------
Northern Institutional Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 22 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The International Growth, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, Equity Index and Balanced Portfolios (collectively, the "Portfolios") are separate investment portfolios of the Trust, all of which are diversified portfolios. Presented herein are the financial statements for the Equity Portfolios.

Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL") (formerly Northern Trust Global Investments (Europe) Limited), each a direct or indirect subsidiary of The Northern Trust Company ("Northern Trust"), serve jointly as the investment advisers for the International Growth and Balanced Portfolios. NTI serves as the investment adviser for each of the other Portfolios. Northern Trust also serves as the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

Each of the Equity Portfolios is authorized to issue three classes: Class A, C and D. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. At November 30, 2005, Class A, Class C and Class D shares were outstanding for certain Portfolios.

-----------------------------------
2   SIGNIFICANT ACCOUNTING POLICIES
-----------------------------------
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the Nasdaq Stock Market, Inc. are principally valued at the regular trading session closing price on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq Stock Market, Inc. are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of open-end investment companies are valued at net asset value ("NAV"). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars, and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board of Trustees authorization, approximates fair value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Portfolio if an event occurs after the publication of market values normally used by a Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Portfolio's NAV is calculated. The use of fair valuation involves the risk that the values used by the Portfolios

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 99  EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)



to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS - Each Portfolio may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Portfolio bears the market risk arising from changes in the value of these financial instruments. At the time a Portfolio enters into a futures contract it is required to make a margin deposit with the custodian of a specified amount of liquid assets. Subsequently, as the market price of the futures contract fluctuates, gains or losses are recorded and payments are made, on a daily basis, between the Portfolio and the broker. The Statements of Operations reflect gains or losses, if any, as realized for closed futures contracts and as unrealized for open futures contracts.

At November 30, 2005, the International Equity Index, Small Company Index and Equity Index Portfolios had entered into exchange-traded long futures contracts. The aggregate market value of assets pledged to cover margin requirements for open positions was approximately $745,000, $150,000 and $940,000, respectively.

C) OPTIONS CONTRACTS - Each Portfolio may buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies. The Statements of Operations reflect gains or losses, if any, as realized for closed options contracts and as unrealized for open options contracts.

The risks associated with purchasing an option include risk of loss of premium, change in market value and counterparty non-performance under the contract. Put and call options purchased are accounted for in the same manner as Portfolio securities.

The costs of securities acquired through the exercise of call options are increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

At November 30, 2005, the Portfolios did not have any outstanding options contracts. For the fiscal year ended November 30, 2005, the following options contracts were written for the Portfolios:

                                                             PREMIUMS
                                                   NUMBER OF RECEIVED
          Diversified Growth Portfolio             CONTRACTS  (000S)
          -----------------------------------------------------------
          Options outstanding at November 30, 2004     --      $ --
          Options written                             120        17
          Options expired and closed                  (98)      (10)
          Options exercised                           (22)       (7)
          Options outstanding at November 30, 2005     --        --
          -----------------------------------------------------------

                                                             PREMIUMS
                                                   NUMBER OF RECEIVED
          Balanced Portfolio                       CONTRACTS  (000S)
          -----------------------------------------------------------
          Options outstanding at November 30, 2004     --      $ --
          Options written                             246        35
          Options expired and closed                 (204)      (22)
          Options exercised                           (42)      (13)
          Options outstanding at November 30, 2005     --        --
          -----------------------------------------------------------

D) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the forward rates on the New York exchange normally at approximately 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included on the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Portfolios are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Portfolio's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Portfolio's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Portfolio records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or is extinguished by delivery of the currency. Risks

EQUITY PORTFOLIOS 100 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005



may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect gains or losses, if any, as realized in foreign currency transactions and as unrealized in foreign currency transactions and forward foreign currency exchange contracts.

F) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest only or principal only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

G) EXPENSES - Expenses arising in connection with a specific Portfolio are charged to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among the Portfolios based on each Portfolio's relative net assets.

H) REDEMPTION FEES - The International Growth and International Equity Index Portfolios charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. Prior to June 1, 2005, the International Equity Index Portfolio charged a 1% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Portfolios use a first-in, first-out ("FIFO") method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Portfolios, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Portfolios. The redemption fee may be collected by deduction from the redemption proceeds, or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Portfolios' prospectus.

Redemption fees for the fiscal year ended November 30, 2005, were approximately $8,000 and $93,000 for the International Growth and International Equity Index Portfolios, respectively. These amounts are included in "Proceeds from shares sold" on the Statements of Changes in Net Assets.

I) TRANSACTION FEES - Prior to April 1, 2005, the International Equity Index and the Small Company Index Portfolios charged a 1% and 0.5% transaction fee, respectively, on purchases of and exchanges for shares. This fee does not apply to reinvested dividends or capital gains distributions. This transaction fee is not a sales charge. It is paid to the Portfolios and is used to protect existing shareholders by offsetting the transaction costs associated with new purchases of securities by the Portfolios. Because these transaction costs are not paid out of their other assets, the International Equity Index and Small Company Index Portfolios are expected to track their respective indices more closely.

Transaction fees for the fiscal year ended November 30, 2005, were approximately $141,000 and $26,000 for the International Equity Index and Small Company Index Portfolios, respectively. This amount is included in "Proceeds from shares sold" on the Statements of Changes in Net Assets.

Effective April 1, 2005, the transaction fee on purchases of and exchanges for shares of the International Equity Index and Small Company Index Portfolios was eliminated.

J) PORTFOLIO SECURITIES LOANED - Certain Portfolios participate in Northern Trust's securities lending program and have loaned a portion of their investment portfolios to securities lending borrowers (e.g., brokers approved by Northern Trust) at November 30, 2005. Northern Trust receives collateral for the Portfolios, generally consisting of cash, government securities and letters of credit, from the borrowers on behalf of the participating Portfolios in connection with such loans. Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in August 2001, each of the Portfolios has invested cash collateral in Northern Institutional Funds - Liquid Assets Portfolio, one of the Trust's money market funds. Non-cash collateral is held in custody for the Portfolios. Each Portfolio's percentage of ownership in the Liquid Assets Portfolio is less than 5%. The value of the collateral is monitored daily to ensure the value of such collateral meets or exceeds the value of the securities loaned. However, in the event of default or bankruptcy by the borrowing party under the securities lending agreements, realization and/or retention of the collateral may be subject to legal proceedings.

The Portfolios continue to earn income on portfolio securities loaned, and receive compensation for lending their securities in

              NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 101  EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)



the form of income earned on invested cash collateral and fees paid on non-cash collateral. Income earned by the Portfolios from securities lending is based on the amount and type of securities loaned, the length of the borrowing period and other factors. The Portfolios pay fees to Northern Trust for admin-istering the securities lending program. Income (net of fees) is disclosed as investment income on each Portfolio's Statement of Operations.

The value of securities loaned to borrowers and the value of collateral received from such borrowers and held on behalf of the Portfolios at November 30, 2005, were as follows:

                                           CASH     NON-CASH
                                        COLLATERAL COLLATERAL   FEES
                              VALUE OF   HELD ON    HELD ON   EARNED BY
                             SECURITIES BEHALF OF  BEHALF OF  NORTHERN
        Amounts in thousands   LOANED   PORTFOLIO  PORTFOLIO    TRUST
        ---------------------------------------------------------------
        International Growth  $20,794    $21,752      $ --       $44
        International Equity
         Index                 12,661     13,172       165        15
        Small Company Growth    2,272      2,071       257         2
        Small Company Index    32,258     33,039        10        46
        Mid Cap Growth          4,266      4,203       172         4
        Focused Growth          8,056      8,296        --         5
        Diversified Growth      2,844      2,614       327         1
        Equity Index           80,391     82,488       355        36
        Balanced               20,518     19,563     1,472        16
        ---------------------------------------------------------------

The following Portfolios had loaned securities in excess of 5% of net assets to the following individual broker/dealers at November 30, 2005. No other loans to individual broker/dealers exceeded 5% of each respective Portfolio's net assets at November 30, 2005.

                                                          % OF SECURITIES
                                                            LOANED WITH
                                                              RESPECT
      PORTFOLIO                    BROKER/DEALER           TO NET ASSETS
      -------------------------------------------------------------------
      Small Company Growth Goldman, Sachs & Co.                 6.9%
                           Morgan Stanley & Co., Inc.           6.3%
      Small Company Index  Bank of America Securities LLC       5.6%
                           Credit Suisse First Boston LLC       7.0%
                           Goldman, Sachs & Co.                 6.4%
                           Morgan Stanley & Co., Inc.           5.0%
      -------------------------------------------------------------------

K) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid as follows:

                      International Growth        Annually
                      International Equity Index  Annually
                      Small Company Growth        Annually
                      Small Company Index         Annually
                      Mid Cap Growth              Annually
                      Focused Growth              Annually
                      Diversified Growth          Annually
                      Equity Index               Quarterly
                      Balanced                   Quarterly

Each Portfolio's net realized capital gains, if any, are declared and paid at least annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. Accordingly, the Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios.

L) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since each Portfolio's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2005, through the fiscal year ended November 30, 2005, the following Portfolios incurred net capital losses which each Portfolio intends to treat as having been incurred in the following fiscal year:

                       Amounts in thousands
                       ---------------------------------
                       International Growth       $  131
                       International Equity Index     90
                       Diversified Growth            198
                       Equity Index                  672
                       Balanced                    1,422
                       ---------------------------------

At November 30, 2005, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

                               NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,
          Amounts in thousands     2009         2010         2011
          -----------------------------------------------------------
          International Growth   $    --      $20,961      $    --
          Small Company Growth    12,741        6,855           --
          Small Company Index         --       23,778       13,078
          Mid Cap Growth           2,790        4,316           --
          Focused Growth          12,476       36,803           --
          -----------------------------------------------------------

The Portfolios in the above table may offset future capital gains with these capital loss carryforwards.

EQUITY PORTFOLIOS 102 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005




At November 30, 2005, the tax components of undistributed net investment income and realized gains were as follows:

                                              UNDISTRIBUTED
                                          ----------------------
                                          ORDINARY   LONG-TERM
               Amounts in thousands       INCOME*  CAPITAL GAINS
               -------------------------------------------------
               International Growth        $1,461       $ --
               International Equity Index   2,219      2,798
               Small Company Index            661         --
               Focused Growth                 432         --
               Diversified Growth             979      2,853
               Equity Index                   776     28,099
               Balanced                     1,168      4,782
               -------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended November 30, 2005, was as follows:

                                            DISTRIBUTIONS FROM
                                          ----------------------
                                          ORDINARY   LONG-TERM
               Amounts in thousands       INCOME*  CAPITAL GAINS
               -------------------------------------------------
               International Growth        $2,000       $ --
               International Equity Index   1,639         --
               Small Company Index            501         --
               Focused Growth               1,071         --
               Diversified Growth             327         --
               Equity Index                13,496      8,826
               Balanced                     2,546      1,093
               -------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

-------------------------------------------
3   ADVISORY, TRANSFER AGENCY AND CUSTODIAN
    AGREEMENTS
-------------------------------------------
As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Portfolio's respective average daily net assets). For the fiscal year ended November 30, 2005, the investment advisers voluntarily agreed to waive a portion of the advisory fees as shown on the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2005, were as follows:

                                        ANNUAL     LESS  ADVISORY FEE
                                     ADVISORY FEE WAIVER AFTER WAIVER
          -----------------------------------------------------------
          International Growth           0.90%     0.10%     0.80%
          International Equity Index     0.25        --      0.25
          Small Company Growth           0.95      0.15      0.80
          Small Company Index            0.20        --      0.20
          Mid Cap Growth                 0.90      0.10      0.80
          Focused Growth                 0.85      0.10      0.75
          Diversified Growth             0.75      0.10      0.65
          Equity Index                   0.20      0.10      0.10
          Balanced                       0.60      0.10      0.50
          -----------------------------------------------------------

Prior to March 1, 2005, the annual advisory fees, waivers and advisory fees after waivers for the International Equity Index and Small Company Index Portfolios were as follows:

                                        ANNUAL     LESS  ADVISORY FEE
                                     ADVISORY FEE WAIVER AFTER WAIVER
          -----------------------------------------------------------
          International Equity Index     0.35%     0.10%     0.25%
          Small Company Index            0.30      0.10      0.20
          -----------------------------------------------------------

The waivers described above are voluntary and may be terminated at any time.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.01%, 0.10% and 0.15% of the average daily net assets of the outstanding Class A, C and D shares, respectively, for the Portfolios.

Class specific Transfer Agent Fees for the fiscal year ended November 30, 2005, were as follows:

               Amounts in thousands       CLASS A CLASS C CLASS D
               --------------------------------------------------
               International Growth         $17    $ --     $1
               International Equity Index     9      --     --
               Small Company Growth           1      --     --
               Small Company Index            7      --      1
               Mid Cap Growth                 2       5     --
               Focused Growth                16      14      1
               Diversified Growth             4      --     --
               Equity Index                  72      25     17
               Balanced                      13       5     --
               --------------------------------------------------

              NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 103  EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)




For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolios have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios' custodian expenses. Custodian credits, if any, are reflected on the Portfolios' Statements of Operations.

------------------------------------------
4   ADMINISTRATION, DISTRIBUTION AND OTHER
    AGREEMENTS
------------------------------------------
NTI and PFPC, the co-administrators of the Portfolios, are entitled to a monthly co-administration fee at an annual rate of 0.10% (0.15% in the case of the International Growth and International Equity Index Portfolios) of the average daily net assets of the respective Portfolios. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI or NTGIL for their duties as investment advisers and Northern Trust for its duties as transfer agent, shareholder servicing fees and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10% of a Portfolio's average daily net assets (0.25% for the International Growth and International Equity Index Portfolios), NTI as co-administrator will voluntarily reimburse each Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed during the fiscal year ended November 30, 2005, under such arrangements, are shown on the accompanying Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation under its distribution agreement.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolios. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued other liabilities" on the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At November 30, 2005, the amounts payable were approximately $4,000 for the Equity Index Portfolio and $1,000 for each of the other Portfolios.

------------------------------
5   SHAREHOLDER SERVICING PLAN
------------------------------
The Trust has adopted a Shareholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain shareholder administrative support services for their customers or other investors who beneficially own Class C and D shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.15% and 0.25% of the average daily net assets of the outstanding Class C and D shares, respectively.

Class specific Shareholder Servicing Fees for the fiscal year ended November 30, 2005, were as follows:

                      Amounts in thousands CLASS C CLASS D
                      ------------------------------------
                      International Growth  $ --     $ 1
                      Small Company Index     --       1
                      Mid Cap Growth           7       1
                      Focused Growth          21       2
                      Diversified Growth      --       1
                      Equity Index            37      28
                      Balanced                 7       1
                      ------------------------------------

---------------------------
6   INVESTMENT TRANSACTIONS
---------------------------
For the fiscal year ended November 30, 2005, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Portfolios were as follows:

                                       PURCHASES             SALES
                                  ------------------- -------------------
                                     U.S.                U.S.
       Amounts in thousands       GOVERNMENT  OTHER   GOVERNMENT  OTHER
       ------------------------------------------------------------------
       International Growth           $ --   $143,045     $ --   $150,907
       International Equity Index       --    126,247       --     95,367
       Small Company Growth             --      7,364       --     12,294
       Small Company Index              --     23,926       --     33,557
       Mid Cap Growth                   --     25,173       --     34,503
       Focused Growth                   --    307,562       --    361,635
       Diversified Growth               --     19,360       --     30,316
       Equity Index                     --    140,755       --    153,129
       Balanced                     79,142     72,931   85,486     75,645
       ------------------------------------------------------------------

EQUITY PORTFOLIOS 104 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2005




At November 30, 2005, for federal tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

                                                   NET
                                                  APPRE-
                           UNREALIZED UNREALIZED CIATION     COST
                            APPRECIA- DEPRECIA-  (DEPRE-   BASIS OF
Amounts in thousands          TION       TION    CIATION) SECURITIES
--------------------------------------------------------------------
International Growth        $22,339    $(1,942)  $20,397   $168,537
International Equity Index    9,739     (2,378)    7,361    120,585
Small Company Growth          1,144       (232)      912      8,379
Small Company Index          20,477     (4,679)   15,798     90,981
Mid Cap Growth                3,436       (584)    2,852     23,765
Focused Growth               17,461     (2,213)   15,248    150,682
Diversified Growth            6,116     (1,659)    4,457     36,421
Equity Index                169,796    (51,247)  118,549    744,696
Balanced                     13,652     (3,229)   10,423    143,565
--------------------------------------------------------------------

--------------
7   BANK LOANS
--------------
The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50% above the federal funds rate, (ii) 0.45% above IBOR (Interbank Offered Rate) or (iii) 0.45% above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

At November 30, 2005, the Portfolios did not have any outstanding loans.

Interest expense for the fiscal year ended November 30, 2005, was approximately $9,000, $21,000, $1,000, $1,000, $4,000, and $3,000 for the International
Growth, International Equity Index, Small Company Growth, Mid Cap Growth, Diversified Growth, and Balanced Portfolios, respectively. These amounts are included in "Other Expenses" on the Statements of Operations.

------------------------
8   CAPITAL TRANSACTIONS
------------------------
Transactions in Class A shares for the fiscal year ended November 30, 2005:

                                                                                              NET          NET
                                   PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                           SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands        SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
International Growth        5,462   $52,961        118       $1,118     (6,332)  $(62,757)     (752)    $ (8,678)
International Equity Index 12,302   145,711        101        1,151    (10,159)  (118,606)    2,244       28,256
Small Company Growth           25       210         --           --       (560)    (4,786)     (535)      (4,576)
Small Company Index         1,741    24,554         23          335     (2,412)   (33,697)     (648)      (8,808)
Mid Cap Growth                114     1,224         --           --       (967)   (10,508)     (853)      (9,284)
Focused Growth              2,215    26,577         64          765     (5,886)   (69,666)   (3,607)     (42,324)
Diversified Growth            494     3,852         32          248     (1,862)   (14,449)   (1,336)     (10,349)
Equity Index               12,428   188,960      1,297       19,948    (12,620)  (193,443)    1,105       15,465
Balanced                    1,188    14,571        219        2,694     (1,696)   (20,773)     (289)      (3,508)
-------------------------------------------------------------------------------------------------------------------

Transactions in Class A shares for the fiscal year ended November 30, 2004:

                                                                                              NET          NET
                                   PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                           SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands        SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
International Growth       6,176    $52,405        67          $541     (6,315)  $(53,350)      (72)    $   (404)
International Equity Index 2,605     26,944       178         1,696     (2,109)   (21,493)      674        7,147
Small Company Growth         826      6,418        --            --     (3,618)   (28,126)   (2,792)     (21,708)
Small Company Index        1,041     13,228        61           729     (1,713)   (21,604)     (611)      (7,647)
Mid Cap Growth               646      6,251        --            --     (1,083)   (10,740)     (437)      (4,489)
Focused Growth             2,984     33,545        --            --     (5,960)   (66,953)   (2,976)     (33,408)
Diversified Growth           764      5,497        35           249     (3,269)   (23,870)   (2,470)     (18,124)
Equity Index               8,738    124,900       769        11,188    (10,272)  (149,267)     (765)     (13,179)
Balanced                   1,680     19,991       159         1,881     (2,325)   (27,555)     (486)      (5,683)
-------------------------------------------------------------------------------------------------------------------

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 105 EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       NOTES TO THE FINANCIAL STATEMENTS (continued)
                                                              NOVEMBER 30, 2005




Transactions in Class C shares for the fiscal year ended November 30, 2005:

                                                                                        NET          NET
                             PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                     SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands  SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------
   Mid Cap Growth     214     $2,318        --          $ --        (146)  $(1,578)       68      $    740
   Focused Growth      92      1,063         4            53        (851)  (10,130)     (755)       (9,014)
   Equity Index       310      4,682        43           654      (1,339)  (20,434)     (986)      (15,098)
   Balanced            74        905        10           122        (138)   (1,696)      (54)         (669)
-------------------------------------------------------------------------------------------------------------

Transactions in Class C shares for the fiscal year ended November 30, 2004:

                                                                                        NET          NET
                             PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                     SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands  SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------
   Mid Cap Growth     265     $2,602        --          $ --       (191)   $(1,849)      74        $  753
   Focused Growth     102      1,124        --            --       (172)    (1,910)     (70)         (786)
   Equity Index       821     11,926        37           542       (348)    (5,012)     510         7,456
   Balanced           384      4,498         6            66        (72)      (853)     318         3,711
-------------------------------------------------------------------------------------------------------------

Transactions in Class D shares for the fiscal year ended November 30, 2005:

                                                                                              NET          NET
                                   PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                           SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands        SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
International Growth         19       $183        --           $1         (12)    $(118)         7       $    66
International Equity Index    1         15        --            1          (7)      (85)        (6)          (69)
Small Company Growth         --          1        --           --          (1)      (10)        (1)           (9)
Small Company Index           4         58        --            1          (2)      (27)         2            32
Mid Cap Growth               15        152        --           --         (45)     (490)       (30)         (338)
Focused Growth               21        231        --            1        (123)   (1,395)      (102)       (1,163)
Diversified Growth            2         15        --            2         (57)     (421)       (55)         (404)
Equity Index                133      2,014        13          208        (314)   (4,759)      (168)       (2,537)
Balanced                      2         19        --            6         (22)     (268)       (20)         (243)
-------------------------------------------------------------------------------------------------------------------

Transactions in Class D shares for the fiscal year ended November 30, 2004:

                                                                                              NET          NET
                                   PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                           SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands        SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
International Growth         32       $277        --          $ --        (31)    $(267)        1        $   10
International Equity Index    3         34        --            --         --        (3)        3            31
Small Company Growth          1          8        --            --         (5)      (37)       (4)          (29)
Small Company Index          12        141        --             1         --        (1)       12           141
Mid Cap Growth               29        293        --            --        (13)     (129)       16           164
Focused Growth               47        501        --            --        (92)     (993)      (45)         (492)
Diversified Growth           17        119        --             1        (11)      (75)        6            45
Equity Index                469      6,788         7           103       (208)   (2,983)      268         3,908
Balanced                     17        203        --             4         (5)      (68)       12           139
-------------------------------------------------------------------------------------------------------------------

EQUITY PORTFOLIOS 106 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                              EQUITY PORTFOLIOS
                                                                           ----
       REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE NORTHERN INSTITUTIONAL FUNDS SHAREHOLDERS AND
BOARD OF TRUSTEES:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the International Growth, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, Equity Index and Balanced Portfolios, comprising the Equity Portfolios (the "Portfolios") of the Northern Institutional Funds, as of November 30, 2005, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification of securities owned at November 30, 2005 by physical examination of the securities held by the custodian and by correspondence with central depositories and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Growth, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, Equity Index and Balanced Portfolios at November 30, 2005, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP

Chicago, Illinois
January 18, 2006

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 107 EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       TAX INFORMATION
                                                  NOVEMBER 30, 2005 (UNAUDITED)


CAPITAL GAIN DISTRIBUTION - The following Portfolios made capital gain distributions in December 2005, and hereby designate these long-term capital gain distributions as follows (in thousands):

                                                LONG-TERM
                                               CAPITAL GAIN
                    PORTFOLIO                  20%    15%
                    ---------------------------------------
                    International Equity Index $ -- $ 2,798
                    Diversified Growth           --   2,853
                    Equity Index                 --  28,099
                    Balanced                     --   4,782
                    ---------------------------------------

CORPORATE DIVIDENDS-RECEIVED DEDUCTION - A percentage of the dividends distributed during the fiscal year for the following Portfolios qualifies for the dividends-received deduction for corporate shareholders:

                                           CORPORATE DRD
                       PORTFOLIO            PERCENTAGE
                       ---------------------------------
                       Small Company Index     65.42%
                       Focused Growth          93.61%
                       Diversified Growth      92.33%
                       Equity Index            79.62%
                       Balanced                33.82%
                       ---------------------------------

QUALIFIED DIVIDEND INCOME - Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentages of ordinary dividends paid during the fiscal year ended November 30, 2005 are designated as "qualified dividend income," as defined in the Act, subject to reduced tax rates in 2005:

                                            QUALIFIED DIVIDEND
                 PORTFOLIO                      PERCENTAGE
                 ---------------------------------------------
                 International Growth             88.42%
                 International Equity Index       92.64%
                 Small Company Index              60.52%
                 Focused Growth                   71.56%
                 Diversified Growth               90.52%
                 Equity Index                     79.33%
                 Balanced                         33.51%
                 ---------------------------------------------

FOREIGN TAX CREDIT - The Portfolios below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Portfolios as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries were as follows:

                   PORTFOLIO                   TAXES  INCOME
                   ------------------------------------------
                   International Growth       $0.0166 $0.2845
                   International Equity Index  0.0168  0.2772
                   ------------------------------------------

EQUITY PORTFOLIOS 108 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                      ---------------------------------------------------------
                                                              EQUITY PORTFOLIOS
                                                                           ----



                      THIS PAGE INTENTIONALLY LEFT BLANK

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 109 EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       FUND EXPENSES



As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the International Growth and International Equity Index Portfolios; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2005, through November 30, 2005.

ACTUAL EXPENSES
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 6/1/05 - 11/30/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISION PURPOSES
The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 101), if any, in the International Growth and International Equity Index Portfolios. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

International Growth

                               BEGINNING   ENDING
                                ACCOUNT   ACCOUNT       EXPENSES
                       EXPENSE   VALUE     VALUE          PAID*
          Class A       RATIO  6/1/2005  11/30/2005 6/1/05 - 11/30/05
          -----------------------------------------------------------
          Actual        1.07%  $1,000.00 $1,112.20        $5.67
          Hypothetical  1.07%  $1,000.00 $1,019.70        $5.42**
          -----------------------------------------------------------

          Class D
          -----------------------------------------------------------
          Actual        1.46%  $1,000.00 $1,109.70        $7.72
          Hypothetical  1.46%  $1,000.00 $1,017.75        $7.38**
          -----------------------------------------------------------

International Equity Index

                               BEGINNING   ENDING
                                ACCOUNT   ACCOUNT       EXPENSES
                       EXPENSE   VALUE     VALUE          PAID*
          Class A       RATIO  6/1/2005  11/30/2005 6/1/05 - 11/30/05
          -----------------------------------------------------------
          Actual        0.44%  $1,000.00 $1,110.00        $2.33
          Hypothetical  0.44%  $1,000.00 $1,022.86        $2.23**
          -----------------------------------------------------------

          Class D
          -----------------------------------------------------------
          Actual        0.83%  $1,000.00 $1,107.50        $4.39
          Hypothetical  0.83%  $1,000.00 $1,020.91        $4.20**
          -----------------------------------------------------------

Small Company Growth

                               BEGINNING   ENDING
                                ACCOUNT   ACCOUNT       EXPENSES
                       EXPENSE   VALUE     VALUE          PAID*
          Class A       RATIO  6/1/2005  11/30/2005 6/1/05 - 11/30/05
          -----------------------------------------------------------
          Actual        0.92%  $1,000.00 $1,096.00        $4.83
          Hypothetical  0.92%  $1,000.00 $1,020.46        $4.66**
          -----------------------------------------------------------

          Class D
          -----------------------------------------------------------
          Actual        1.31%  $1,000.00 $1,094.90        $6.88
          Hypothetical  1.31%  $1,000.00 $1,018.50        $6.63**
          -----------------------------------------------------------


Small Company Index

                               BEGINNING   ENDING
                                ACCOUNT   ACCOUNT       EXPENSES
                       EXPENSE   VALUE     VALUE          PAID*
          Class A       RATIO  6/1/2005  11/30/2005 6/1/05 - 11/30/05
          -----------------------------------------------------------
          Actual        0.31%  $1,000.00 $1,104.50        $1.64
          Hypothetical  0.31%  $1,000.00 $1,023.51        $1.57**
          -----------------------------------------------------------

          Class D
          -----------------------------------------------------------
          Actual        0.70%  $1,000.00 $1,102.10        $3.69
          Hypothetical  0.70%  $1,000.00 $1,021.56        $3.55**
          -----------------------------------------------------------

EQUITY PORTFOLIOS 110 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                  NOVEMBER 30, 2005 (UNAUDITED)




Mid Cap Growth

                               BEGINNING   ENDING
                                ACCOUNT   ACCOUNT       EXPENSES
                       EXPENSE   VALUE     VALUE          PAID*
          Class A       RATIO  6/1/2005  11/30/2005 6/1/05 - 11/30/05
          -----------------------------------------------------------
          Actual        0.91%  $1,000.00 $1,075.50        $4.73
          Hypothetical  0.91%  $1,000.00 $1,020.51        $4.61**
          -----------------------------------------------------------

          Class C
          -----------------------------------------------------------
          Actual        1.15%  $1,000.00 $1,074.40        $5.98
          Hypothetical  1.15%  $1,000.00 $1,019.30        $5.82**
          -----------------------------------------------------------

          Class D
          -----------------------------------------------------------
          Actual        1.30%  $1,000.00 $1,073.00        $6.76
          Hypothetical  1.30%  $1,000.00 $1,018.55        $6.58**
          -----------------------------------------------------------

Focused Growth

                               BEGINNING   ENDING
                                ACCOUNT   ACCOUNT       EXPENSES
                       EXPENSE   VALUE     VALUE          PAID*
          Class A       RATIO  6/1/2005  11/30/2005 6/1/05 - 11/30/05
          -----------------------------------------------------------
          Actual        0.86%  $1,000.00 $1,061.30        $4.44
          Hypothetical  0.86%  $1,000.00 $1,020.76        $4.36**
          -----------------------------------------------------------

          Class C
          -----------------------------------------------------------
          Actual        1.10%  $1,000.00 $1,060.70        $5.68
          Hypothetical  1.10%  $1,000.00 $1,019.55        $5.57**
          -----------------------------------------------------------

          Class D
          -----------------------------------------------------------
          Actual        1.25%  $1,000.00 $1,059.70        $6.45
          Hypothetical  1.25%  $1,000.00 $1,018.80        $6.33**
          -----------------------------------------------------------

Diversified Growth

                               BEGINNING   ENDING
                                ACCOUNT   ACCOUNT       EXPENSES
                       EXPENSE   VALUE     VALUE          PAID*
          Class A       RATIO  6/1/2005  11/30/2005 6/1/05 - 11/30/05
          -----------------------------------------------------------
          Actual        0.76%  $1,000.00 $1,075.10        $3.95
          Hypothetical  0.76%  $1,000.00 $1,021.26        $3.85**
          -----------------------------------------------------------

          Class D
          -----------------------------------------------------------
          Actual        1.15%  $1,000.00 $1,072.90        $5.98
          Hypothetical  1.15%  $1,000.00 $1,019.30        $5.82**
          -----------------------------------------------------------

Equity Index

                               BEGINNING   ENDING
                                ACCOUNT   ACCOUNT       EXPENSES
                       EXPENSE   VALUE     VALUE          PAID*
          Class A       RATIO  6/1/2005  11/30/2005 6/1/05 - 11/30/05
          -----------------------------------------------------------
          Actual        0.21%  $1,000.00 $1,058.10        $1.08
          Hypothetical  0.21%  $1,000.00 $1,024.02        $1.07**
          -----------------------------------------------------------

          Class C
          -----------------------------------------------------------
          Actual        0.45%  $1,000.00 $1,056.40        $2.32
          Hypothetical  0.45%  $1,000.00 $1,022.81        $2.28**
          -----------------------------------------------------------

          Class D
          -----------------------------------------------------------
          Actual        0.60%  $1,000.00 $1,055.60        $3.09
          Hypothetical  0.60%  $1,000.00 $1,022.06        $3.04**
          -----------------------------------------------------------

Balanced

                               BEGINNING   ENDING
                                ACCOUNT   ACCOUNT       EXPENSES
                       EXPENSE   VALUE     VALUE          PAID*
          Class A       RATIO  6/1/2005  11/30/2005 6/1/05 - 11/30/05
          -----------------------------------------------------------
          Actual        0.61%  $1,000.00 $1,047.20        $3.13
          Hypothetical  0.61%  $1,000.00 $1,022.01        $3.09**
          -----------------------------------------------------------

          Class C
          -----------------------------------------------------------
          Actual        0.85%  $1,000.00 $1,045.10        $4.36
          Hypothetical  0.85%  $1,000.00 $1,020.81        $4.31**
          -----------------------------------------------------------

          Class D
          -----------------------------------------------------------
          Actual        1.00%  $1,000.00 $1,044.60        $5.13
          Hypothetical  1.00%  $1,000.00 $1,020.05        $5.06**
          -----------------------------------------------------------

* Expenses are calculated using the Portfolios' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.
**Hypothetical expenses are based on the Portfolios' actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 111 EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       TRUSTEES AND OFFICERS



Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 53 portfolios in the Northern Funds Complex -- Northern Institutional Funds offers 22 portfolios and Northern Funds offers 31 portfolios. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/637-1380.

  NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------
William L. Bax           . Managing Partner of               . Sears Holding Corp.
Age 62                     PricewaterhouseCoopers (an         (a retail company).
Trustee since 2005         accounting firm) from 1999 to
                           2003;
                         . Director of Big Shoulders Fund
                           since 1997;
                         . Director of Children's Memorial
                           Hospital since 1997;
                         . Trustee of DePaul University
                           since 1998.
--------------------------------------------------------------------------------------
Richard G. Cline         . Chairman and President of         . PepsiAmericas (a soft
Age 70                     Hawthorne Investors, Inc. (a       drink bottling
Trustee since 1997         management advisory services and   company);
                           private investment company)       . Ryerson Tull, Inc.
                           since 1996;                        (a metals distribution
                         . Managing Partner of Hawthorne      company).
                           Investments, LLC (a management
                           advisory services and private
                           investment company) since 2001;
                         . Managing Member of Hawthorne
                           Investments II, LLC (a private
                           investments company) since 2004;
                         . Chairman and Director of
                           Hussmann International, Inc. (a
                           refrigeration company) from 1998
                           to 2000.
--------------------------------------------------------------------------------------
Edward J. Condon, Jr.    . Chairman and CEO of The Paradigm  . None
Age 65                     Group, Ltd. (a financial
Trustee since 1994         adviser) since 1993;
                         . Principal and Co-Founder of
                           Paradigm Capital since 1996;
                         . Senior Partner of NewEllis
                           Ventures since 2001;
                         . Member of the Board of Managers
                           of The Liberty Hampshire
                           Company, LLC (a receivable
                           securitization company) from
                           1996 to 2001;
                         . Director of Financial Pacific
                           Company (a small business
                           leasing company) from 1998 to
                           2004;
                         . Member and Director of the
                           Illinois Venture Capital
                           Association since 2001;
                         . Trustee at Dominican University;
                         . Member of the Board of Directors
                           of the Children's Museum;
                         . Member of the Board of
                           Governors, the Metropolitan Club.
--------------------------------------------------------------------------------------
William J. Dolan/(3)/    . Financial Consultant at Ernst &   . None
Age 73                     Young LLP (an accounting firm)
Trustee since 2000         from 1992 to 1993 and 1997.
--------------------------------------------------------------------------------------
Sharon Gist Gilliam      . Executive Vice President of       . None
Age 62                     Unison-Maximus, Inc. (an
Trustee since 2001         aviation and governmental
                           consulting company).
--------------------------------------------------------------------------------------
Sandra Polk Guthman      . CEO of Polk Bros. Foundation (an  . None
Age 61                     Illinois not-for-profit
Trustee since 1997         corporation) since 1993;
                         . Director of MBIA Insurance Corp.
                           of Illinois (a municipal bond
                           insurance company) since 1994;
                         . Director of STS Consultants,
                           Ltd. (an employee-owned
                           engineering consulting firm).

EQUITY PORTFOLIOS 112 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                  NOVEMBER 30, 2005 (UNAUDITED)




NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------
  Michael E. Murphy      . President of Sara Lee Foundation  . Coach, Inc.;
  Age 69                   (a philanthropic organization)    . Payless Shoe Source,
  Trustee since 2000       from 1997 to 2001.                 Inc. (a retail shoe store
                                                              business);
                                                             . GATX Corporation
                                                              (a railroad holding
                                                              company).
-----------------------------------------------------------------------------------------
  Richard P. Strubel     . Vice Chairman, President and      . Gildan Activewear,
  Age 66                   Chief Operating Officer of UNext   Inc. (an athletic
  Trustee since 1982       Inc. (a provider of educational    clothing marketing
                           services via the Internet) since   and manufacturing
                           2003 and 1999, respectively;       company);
                         . Director of Cantilever            . Goldman Sachs
                           Technologies (a private software   Mutual Fund
                           company) since 1999.               Complex (65
                                                              portfolios);
                                                             . Goldman Sachs
                                                              Closed-End Fund.

  INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/                   FIVE YEARS                          HELD BY TRUSTEE
-------------------------------------------------------------------------------------------
Mary Jacobs Skinner, Esq./(4)/ . Partner in the law firm of        . None
Age 48                           Sidley Austin Brown & Wood.
Trustee since 2000
-------------------------------------------------------------------------------------------
Stephen Timbers/(4)/           . Vice Chairman of Northern Trust   . USF Corporation;
Age 61                           Corporation and The Northern      . Calamos Mutual
Trustee since 2000               Trust Company from 2003 to 2004;   Fund Complex (9
                               . President and Chief Executive      portfolios);
                                 Officer of Northern Trust         . Calamos Closed-End
                                 Investments, N.A. from 2001 to     Funds (4 portfolios).
                                 2004;
                               . President of Northern Trust
                                 Global Investments, a division
                                 of Northern Trust Corporation
                                 and Executive Vice President of
                                 The Northern Trust Company from
                                 1998 to 2003.

(1)Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)Retired December 31, 2005.

(4)An "interested person", as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Timbers is deemed to be an interested Trustee because he is a former officer, director, employee and is a shareholder of Northern Trust Corporation and/or its affiliates.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 113 EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       TRUSTEES AND OFFICERS (continued)




  OFFICERS OF THE TRUST/(1)/

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                             FIVE YEARS
-----------------------------------------------------------------------
Lloyd A. Wennlund                   . Executive Vice President since
Age: 48                               2003 and Director since 2001 of
50 South LaSalle Street               Northern Trust Investments,
Chicago, IL 60675                     N.A.; Executive Vice President
President since 2000                  and other positions at The
                                      Northern Trust Company,
                                      President of Northern Trust
                                      Securities, Inc., and Managing
                                      Executive, Mutual Funds for
                                      Northern Trust Global
                                      Investments since 1989.
-----------------------------------------------------------------------
Eric K. Schweitzer                  . Senior Vice President at
Age: 44                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2001 and Senior Vice
Chicago, IL 60675                     President at The Northern Trust
Vice President since 2000             Company and the Director of
                                      Distribution, Product Management
                                      and Client Services in the
                                      Mutual Fund Group of Northern
                                      Trust Global Investments since
                                      2000; Managing Director of
                                      Mutual Funds for U.S. Bancorp
                                      from 1997 to 2000.
-----------------------------------------------------------------------
Stuart Schuldt                      . Senior Vice President and
Age: 43                               Division Manager of Fund
50 South LaSalle Street               Administration and Fund
Chicago, IL 60675                     Accounting at The Northern Trust
Treasurer since 2005                  Company since 1998.
Assistant Treasurer from 2002-2005
-----------------------------------------------------------------------
Susan J. Hill                       . Senior Vice President of
Age: 49                               Compliance of Northern Trust
50 South LaSalle Street               Global Investments
Chicago, IL 60675                     Administration since 2004; Vice
Chief Compliance Officer since 2004   President of Compliance of
                                      Northern Trust Global
                                      Investments Administration from
                                      2000 to 2004; Vice President at
                                      Van Kampen Investments from 1992
                                      to 2000.
-----------------------------------------------------------------------
Wes L. Ringo                        . Senior Vice President of
Age: 54                               Northern Trust Investments, N.A.
50 South LaSalle Street               and Compliance Director of
Chicago, IL 60675                     Northern Trust Securities, Inc.
Anti-Money Laundering                 since 2001; Managing Director,
Compliance Officer since 2002         Assistant General Counsel and
                                      Director of Regulatory Affairs
                                      of U.S. Bancorp Piper Jaffray
                                      from 1996 to 2001.
-----------------------------------------------------------------------
Brian Ovaert                        . Senior Vice President and Head
Age: 44                               of Worldwide Fund Administration
50 Bank Street                        at The Northern Trust Company
Canary Wharf                          overseeing Fund Accounting,
London, E1 45 NT                      Transfer Agent and Fund
Assistant Treasurer since 2005        Administration functions since
Treasurer from 2002-2005              1998.
-----------------------------------------------------------------------
Jeffrey A. Dalke, Esq.              . Partner in the law firm of
Age: 55                               Drinker Biddle & Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2000

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

EQUITY PORTFOLIOS 114 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                  NOVEMBER 30, 2005 (UNAUDITED)






NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                        FIVE YEARS
------------------------------------------------------------------
Linda J. Hoard, Esq.           . Senior Counsel and Senior Vice
Age: 58                          President at PFPC Inc. since
99 High Street, 27th Floor       1998.
Boston, MA 02110
Assistant Secretary since 1999
------------------------------------------------------------------
Lori V. O'Shaughnessy, Esq.    . Counsel and Vice President at
Age: 34                          PFPC Inc. since 2005; Associate
99 High Street, 27th Floor       Counsel and Director at PFPC
Boston, MA 02110                 Inc. from 2002 to 2005;
Assistant Secretary since 2003   Associate Counsel at Investors
                                 Bank & Trust Company (a
                                 financial service provider) from
                                 2001 to 2002; Manager in the
                                 Regulatory Administration
                                 Department of PFPC Inc. prior
                                 thereto.

               NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 115 EQUITY PORTFOLIOS

---------------------------------------------------------
    EQUITY PORTFOLIOS
----
       FOR MORE INFORMATION



  PORTFOLIO HOLDINGS
  Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800/SEC-0330.

  PROXY VOTING
  A description of Northern Institutional Funds' Proxy Vot-
   ing Policies and Procedures and each Fund's portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by visiting Northern Institutional Funds' Web site at northerninstitutionalfunds.com or the SEC's Web site at sec.gov or by calling the Northern Institutional Funds Center at 800/637-1380.

EQUITY PORTFOLIOS 116 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        LIQUID ASSETS PORTFOLIO

TABLE OF CONTENTS

The report has been prepared for the general information of Northern Institutional Funds Liquid Assets Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Liquid Assets Portfolio prospectus, which contains more complete information about Northern Institutional Funds Liquid Assets Portfolio's investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds Distributors, LLC, not affiliated with Northern Trust.

                               NOT FDIC INSURED
                       May lose value/No bank guarantee


2   PORTFOLIO MANAGEMENT COMMENTARY

3   STATEMENT OF ASSETS AND LIABILITIES

4   STATEMENT OF OPERATIONS

5   STATEMENT OF CHANGES IN NET ASSETS

6   FINANCIAL HIGHLIGHTS

7   SCHEDULE OF INVESTMENTS

12  ABBREVIATIONS AND OTHER INFORMATION

13  NOTES TO THE FINANCIAL STATEMENTS

16  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

17  FUND EXPENSES

18  TRUSTEES AND OFFICERS

22  FOR MORE INFORMATION

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1 LIQUID ASSETS PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

LIQUID ASSETS PORTFOLIO   Scott Warner - Portfolio Manager

The Federal Reserve continued its measured pace of credit tightening throughout 2005 as monetary policy remained accommodative. The Fed increased short-term interest rates by 25 basis points at each of its scheduled meetings, eventually taking the benchmark interest rate target to 4.0 percent from 2.0 percent at the beginning of the fiscal year.

The Portfolio posted a 3.07 percent total return for the 12-month period ended November 30, 2005. This exceeds the 2.70 percent total return of the iMoney Net(TM) First Tier Institutional category. As of November 30, 2005, the Portfolio's Current 7-Day Yield was 4.05 percent.

We maintained a neutral duration throughout the period, increasing it to modestly long at various points given expectations for Fed tightening. For defensive reasons, we focused on adding variable-rate products to the Portfolio in case the Fed continues to tighten credit into mid-2006. Following Hurricanes Katrina and Rita, we decreased Portfolio maturity as we believed that the market rally was a bit excessive, thereby not offering attractive investment opportunities at that time. After comments by the Fed in late fall regarding the run-up in oil prices and expectations for inflation, we added some one-year positions at levels that assumed aggressive Fed tightening throughout the rest of 2005 and into 2006. Finally, we utilized a barbell strategy as the period came to a close, allowing us to lock in higher yielding assets when interest rates increased.

ADDITIONAL INFORMATION

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance data current to the most recent month-end is available by calling 312/557-3295.

Performance calculations reflect fee waivers in effect. Current 7-Day Yield refers to the net income generated over the 7-day period ending on 11/30/05. In the absence of fee waivers, the Current 7-Day Yield for the Liquid Assets Portfolio would have been 3.78% as of 11/30/05.

We compare the Portfolio to the iMoneyNet Money Fund Report Averages(TM), which are composites of professionally managed money market investments with similar investment objectives.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 2 LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES        NOVEMBER 30, 2005

                                                                       LIQUID
Amounts in thousands,                                                  ASSETS
except per share data                                                 PORTFOLIO
---------------------                                                ----------
ASSETS:
Investments, at amortized cost...................................... $1,677,858
Repurchase agreements, at cost which approximates fair market value.    698,399
Interest income receivable..........................................      4,433
Receivable for fund shares sold.....................................        321
Receivable from affiliated administrator............................         10
Prepaid and other assets............................................         17
Total Assets........................................................  2,381,038
                                                                     ----------
LIABILITIES:
Cash overdraft......................................................        322
Payable for securities purchased....................................     67,837
Distributions payable to shareholders...............................      7,501
Accrued co-administration fees......................................        188
Accrued other liabilities...........................................         26
Total Liabilities...................................................     75,874
                                                                     ----------
Net Assets.......................................................... $2,305,164
                                                                     ----------
ANALYSIS OF NET ASSETS:
Capital stock....................................................... $2,305,162
Accumulated undistributed net investment income.....................         10
Accumulated net realized loss.......................................         (8)
Net Assets.......................................................... $2,305,164
                                                                     ----------
Total Shares Outstanding (no par value, unlimited shares authorized)  2,305.162

Net Asset Value, Redemption and Offering Price Per Share............ $     1.00
                                                                     ----------

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 3 LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO

STATEMENT OF OPERATIONS   FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2005

                                                                     LIQUID
                                                                     ASSETS
   Amounts in thousands                                             PORTFOLIO
   --------------------                                             ---------
   INVESTMENT INCOME:
   Interest income.................................................  $66,135
   EXPENSES:
   Investment advisory fees........................................    5,270
   Co-administration fees..........................................    2,107
   Custody.........................................................      266
   Transfer agent fees.............................................        1
   Printing........................................................        8
   Professional fees...............................................       41
   Trustee fees and expenses.......................................       35
   Other...........................................................       48
                                                                     -------
   Total Expenses:.................................................    7,776
      Less voluntary waivers of
          Investment advisory fees.................................   (5,270)
          Custody fees.............................................     (220)
          Transfer agent fees......................................       (1)
      Less expenses reimbursed by Administrator....................     (131)
      Less custodian credits.......................................      (46)
      Net Expenses.................................................    2,108
                                                                     -------
   Net Investment Income...........................................   64,027
                                                                     -------
   NET REALIZED LOSS:
   Net realized loss on investments................................       (1)
      Net Realized Loss on Investments.............................       (1)
                                                                     -------
   Net Increase in Net Assets Resulting from Operations............  $64,026
                                                                     -------

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 4 LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS      FOR THE FISCAL YEARS ENDED NOVEMBER 30,

                                                             LIQUID ASSETS
                                                               PORTFOLIO
                                                        ----------------------
 Amounts in thousands                                      2005        2004
 --------------------                                   ----------  ----------
 OPERATIONS:
 Net investment income                                  $   64,027  $   20,699
 Net realized losses on investment transactions                 (1)         (1)
    Net Increase in Net Assets Resulting from
      Operations                                            64,026      20,698
                                                        ----------  ----------
 CAPITAL TRANSACTIONS:/(1)/
 Net increase in net assets resulting from capital
   transactions                                            238,534     764,785
    Net Increase in Net Assets Resulting from Capital
      Transactions                                         238,534     764,785
                                                        ----------  ----------
 DISTRIBUTIONS PAID:
 From net investment income                                (64,115)    (20,699)
    Total Distributions Paid                               (64,115)    (20,699)
                                                        ----------  ----------
 Total Increase in Net Assets                              238,445     764,784

 NET ASSETS:
 Beginning of year                                       2,066,719   1,301,935
 End of year                                            $2,305,164  $2,066,719
                                                        ----------  ----------
 Accumulated Undistributed Net Investment Income        $       10  $       98
                                                        ----------  ----------

(1)The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 5 LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO

FINANCIAL HIGHLIGHTS          FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

                                                         LIQUID ASSETS PORTFOLIO
                                         ------------------------------------------------------
Selected per share data                     2005        2004        2003       2002    2001 /(3)/
-----------------------                  ----------  ----------  ----------  --------  ---------
Net Asset Value, Beginning of Period.... $     1.00  $     1.00  $     1.00  $   1.00  $   1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................       0.03        0.01        0.01      0.02      0.01
   Total from Investment Operations.....       0.03        0.01        0.01      0.02      0.01
                                         ----------  ----------  ----------  --------  --------
LESS DISTRIBUTIONS PAID:
   From net investment income...........      (0.03)      (0.01)      (0.01)    (0.02)    (0.01)
       Total Distributions Paid.........      (0.03)      (0.01)      (0.01)    (0.02)    (0.01)
                                         ----------  ----------  ----------  --------  --------
Net Asset Value, End of Period.......... $     1.00  $     1.00  $     1.00  $   1.00  $   1.00
                                         ----------  ----------  ----------  --------  --------
Total Return/ (1)/......................       3.07%       1.24%       1.16%     1.96%     0.90%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period. $2,305,164  $2,066,719  $1,301,935  $770,966  $617,093
Ratio to average net assets of:/(2)/
   Expenses, net of waivers and
     reimbursements.....................       0.10%       0.10%       0.10%     0.10%     0.10%
   Expenses, before waivers and
     reimbursements.....................       0.37%       0.37%       0.37%     0.38%     0.39%
   Net investment income, net of
     waivers and reimbursements.........       3.04%       1.26%       1.13%     1.93%     3.01%
   Net investment income, before
     waivers and reimbursements.........       2.77%       0.99%       0.86%     1.65%     2.72%

(1) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(2) Annualized for periods less than one year.

(3) For the period August 15, 2001 (commencement of operations) through November 30, 2001.

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 6 LIQUID ASSETS PORTFOLIO

                      ---------------------------------------------------------
                                                        LIQUID ASSETS PORTFOLIO
                                                                           ----
       SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2005


       LIQUID ASSETS PORTFOLIO

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      ASSET-BACKED NOTES - 1.3%
      Auto Receivables - 0.2%
        Capital One Auto Finance Trust, Series 2005-D,
         Class A1,
         4.43%, 12/15/06                                 $ 3,000  $ 3,000
        Household Automotive Trust, Series 2005-2,
         Class A1,
         3.70%, 8/17/06                                    1,790    1,790
      ------------------------------------------------  --------- -------
                                                                    4,790
      ------------------------------------------------  --------- -------
      International Receivables - 1.0%
        Permanent Financing PLC, FRN, Series 7,
         Class 1A,
         4.06%, 12/12/05                                  13,000   13,000
        Permanent Financing PLC, FRN, Series 8,
         Class 1A,
         4.06%, 12/12/05                                  10,000   10,000
      ------------------------------------------------  --------- -------
                                                                   23,000
      ------------------------------------------------  --------- -------
      Other Receivables - 0.1%
        General Electric Commercial Equipment
         Financing LLC, Series 2005-1, Class A1,
         3.42%, 6/20/06                                    1,179    1,179
      ------------------------------------------------  --------- -------
      Total Asset-Backed Notes (Cost $28,969)                      28,969

      CERTIFICATES OF DEPOSIT - 16.4%
      Domestic Depository Institutions - 2.5%
        American Express Centurion, FRN,
         4.08%, 12/16/05                                   7,000    7,000
        Marshall & Ilsley Bank, FRN,
         3.98%, 12/29/05                                  10,000   10,000
         4.31%, 2/19/06                                   10,000    9,999
        Washington Mutual Bank, FA, Stockton,
         California,
         4.00%, 2/22/06                                    5,000    5,000
        Wells Fargo Bank N.A., San Francisco,
         California,
         4.19%, 12/28/05                                  15,000   15,000
         4.74%, 12/4/06                                   10,000   10,000
      ------------------------------------------------  --------- -------
                                                                   56,999
      ------------------------------------------------  --------- -------
      Foreign Depository Institutions - 13.9%
        ABN AMRO, London Branch,
         3.56%, 12/19/05                                   5,000    5,000
         4.73%, 12/1/06                                   15,000   15,000

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       CERTIFICATES OF DEPOSIT - 16.4% - CONTINUED
       Foreign Depository Institutions - 13.9% - (continued)
         Alliance & Leicester, London Branch,
          3.60%, 12/23/05                                $ 3,000  $ 3,000
         Banca Intesa Spa, New York Branch,
          4.03%, 12/8/05                                  10,000   10,000
         Barclays Bank, London Branch,
          3.29%, 12/1/05                                   5,000    5,000
          3.57%, 12/19/05                                  3,000    3,000
          4.51%, 10/16/06                                  5,000    5,000
          4.69%, 11/3/06                                  15,000   15,000
         BNP Paribas, London Branch,
          3.54%, 12/14/05                                 14,000   14,000
          4.74%, 11/27/06                                 22,000   22,000
         CALYON, London Branch,
          3.86%, 1/31/06                                  10,000   10,000
         CIBC, New York Branch, FRN,
          4.00%, 1/4/06                                    7,000    6,997
         Commonwealth Bank of Australia,
          4.14%, 5/31/06                                   5,000    5,000
         Credit Suisse First Boston, New York Branch,
          4.27%, 2/6/06, FRN                               9,000    9,000
          4.73%, 11/3/06                                  15,000   15,000
         Deutsche Bank, London Branch,
          3.59%, 12/27/05                                  4,000    4,000
         Deutsche Bank, New York Branch,
          4.13%, 5/30/06                                   3,000    3,000
         Fortis Bank, New York Branch,
          3.83%, 1/25/06                                   7,000    7,000
         HBOS Treasury Services, London Branch,
          4.13%, 5/25/06                                  10,000   10,000
         HBOS Treasury Services, New York Branch,
          3.63%, 1/3/06                                    6,000    6,000
          4.74%, 11/27/06                                 10,000   10,000
          4.75%, 12/4/06                                  10,000   10,000
         HSBC PLC, London Branch,
          4.47%, 5/8/06                                   15,000   15,000
         Lloyds Bank, New York Branch,
          3.78%, 12/1/05, FRN                             10,000   10,000
          3.56%, 12/15/05                                  6,000    6,000
         Nordea Bank, New York Branch, FRN,
          3.76%, 12/12/05                                  5,000    5,000
         Royal Bank of Scotland, New York Branch, FRN,
          3.78%, 12/1/05                                  35,000   34,995

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 7 LIQUID ASSETS PORTFOLIO

                      ---------------------------------------------------------
                                                        LIQUID ASSETS PORTFOLIO
                                                                           ----
       SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2005


       LIQUID ASSETS PORTFOLIO (continued)

                                                      PRINCIPAL
                                                       AMOUNT    VALUE
                                                       (000S)    (000S)
       CERTIFICATES OF DEPOSIT - 16.4% - CONTINUED
       Foreign Depository Institutions - 13.9% - (continued)
         Societe Generale, London Branch,
          3.86%, 1/31/06                               $10,000  $ 10,000
          4.50%, 10/13/06                                7,000     7,000
         Toronto Dominion Bank, New York Branch,
          3.35%, 12/9/05                                 2,000     2,000
          3.37%, 12/12/05                                3,000     3,000
         UBS AG, Stamford Branch,
          4.03%, 12/12/05                               20,000    20,000
         Unicredito Italiano, London Branch,
          3.80%, 1/20/06                                15,000    15,000
       ---------------------------------------------  --------- --------
                                                                 320,992
       ---------------------------------------------  --------- --------
       Total Certificates of Deposit (Cost $377,991)             377,991

       COMMERCIAL PAPER - 32.8%
       Auto Receivables - 3.4%
         FCAR1 Owner Trust,
          3.90%, 3/2/06                                 22,000    21,783
         Ford Credit Floorplan Master Owner Trust A,
          Motown Funding LLC, Series 2002, /(1)/
          4.07%, 12/9/05                                 5,000     4,995
          4.14%, 12/20/05                               10,000     9,978
          4.15%, 12/22/05                                7,000     6,983
          4.27%, 1/20/06                                10,000     9,941
         New Center Asset Trust,
          4.20%, 2/1/06                                 25,000    24,819
       ---------------------------------------------  --------- --------
                                                                  78,499
       ---------------------------------------------  --------- --------
       Bank Holding Companies - 1.9%
         Bank of America Co., Series 3A3,
          4.36%, 3/30/06                                20,000    19,712
         Citigroup Global Markets Holdings, Inc.,
          4.17%, 1/26/06                                25,000    24,838
       ---------------------------------------------  --------- --------
                                                                  44,550
       ---------------------------------------------  --------- --------
       Credit Card Master Trusts - 3.3%
         Capital One Multi Execution Trust, Nova
          Notes, /(1)/
          4.23%, 1/19/06                                 5,000     4,971
         Citibank Credit Card Master Trust, Dakota
          Certificates,
          4.04%, 12/1/05                                25,000    25,000
          4.05%, 12/6/05 /(1)/                          15,000    14,992
          4.04%, 12/12/05                               10,000     9,988
          4.26%, 1/23/06                                10,000     9,937

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
        COMMERCIAL PAPER - 32.8% - CONTINUED
        Credit Card Master Trusts - 3.3% - (continued)
          MBNA Credit Card Master Trust, Emerald
           Certificates, /(1)/
           4.18%, 1/11/06                               $10,000  $ 9,952
        ---------------------------------------------- --------- -------
                                                                  74,840
        ---------------------------------------------- --------- -------
        Domestic Depository Institutions - 0.2%
          HSBC USA, Inc.,
           3.55%, 12/27/05                                5,000    4,987
        ---------------------------------------------- --------- -------
        Electronic and Other Electronic Components - 1.1%
          General Electric Co.,
           4.05%, 12/1/05                                25,000   25,000
        ---------------------------------------------- --------- -------
        Foreign Depository Institutions - 1.8%
          Banque Caisse d'Epargne de l'Etat,
           4.07%, 12/16/05                               10,000    9,983
          Greenwich Capital Holdings, Inc., FRCP,
           4.35%, 12/19/05                               20,000   20,000
          Nordea North America, Inc.,
           3.58%, 12/30/05                                2,000    1,994
          Rabobank Nederland N.V.,
           3.59%, 1/4/06                                  5,000    4,983
          Skandinaviska Enskildabanken Funding, Inc.,
           3.50%, 12/15/05                                4,000    3,995
        ---------------------------------------------- --------- -------
                                                                  40,955
        ---------------------------------------------- --------- -------
        Multi-Seller Conduits - 16.7%
          Amstel Funding Corp.,
           3.82%, 1/27/06                                 5,000    4,970
           4.34%, 3/1/06                                 15,000   14,838
           3.89%, 3/13/06                                 5,000    4,945
           4.11%, 3/27/06                                15,000   14,801
           4.45%, 5/22/06                                15,000   14,681
          Amsterdam Funding Corp.,
           4.11%, 12/20/05                                5,000    4,989
          Atlantic Asset Securitization Corp.,
           4.07%, 12/14/05                               25,000   24,963
          Charta Corp.,
           4.18%, 1/19/06                                15,000   14,915
          Clipper Receivables Corp.,
           4.05%, 12/15/05                               20,000   19,969
           4.09%, 12/19/05                               30,000   29,939
          Concord Minuteman Capital Co., /(1)/
           4.04%, 12/2/05, FRCP                           5,038    5,038
           4.07%, 12/12/05, FRCP                         10,000    9,999
           3.86%, 2/3/06                                  5,000    4,966

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 8 LIQUID ASSETS PORTFOLIO

                      ---------------------------------------------------------
                                                        LIQUID ASSETS PORTFOLIO
                                                                           ----
       SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2005


       LIQUID ASSETS PORTFOLIO (continued)

                                                     PRINCIPAL
                                                      AMOUNT    VALUE
                                                      (000S)    (000S)
         COMMERCIAL PAPER - 32.8% - CONTINUED
         Multi-Seller Conduits - 16.7% - (continued)
           Crown Point Capital Co., /(1)/
            3.78%, 1/18/06                            $ 4,000  $  3,980
           Edison Asset Securitization,
            3.66%, 1/6/06                              10,000     9,963
            3.87%, 3/13/06                              3,000     2,967
           Fairway Finance Corp., FRCP,
            4.14%, 12/28/05                            15,000    15,000
           Galleon Capital Corp.,
            4.05%, 12/1/05                             20,000    20,000
           Gemini Securitization,
            4.03%, 12/9/05                             10,000     9,991
            3.93%, 12/12/05                            20,000    19,976
            4.17%, 1/5/06                              20,000    19,919
           Lexington Parker Capital, FRCP,
            4.04%, 12/7/05                              5,000     4,999
            4.05%, 12/12/05                            13,000    12,999
            4.07%, 12/16/05                            10,000     9,999
            4.09%, 12/19/05                             6,000     6,000
           Liberty Street Funding Co.,
            4.05%, 12/15/05                            15,000    14,976
           Sheffield Receivables Corp.,
            4.11%, 12/20/05                            16,000    15,965
           Thames Asset Global Securitization
            Number 1, Inc.,
            4.09%, 12/19/05                            15,000    14,969
           Victory Receivables Corp.,
            4.05%, 12/9/05                             15,000    14,987
            4.11%, 12/21/05                            10,000     9,977
            4.24%, 1/19/06                             10,000     9,942
         ------------------------------------------- --------- --------
                                                                385,622
         ------------------------------------------- --------- --------
         Non-Depository Personal Credit - 0.4%
           General Electric Capital Corp.,
            3.87%, 3/13/06                             10,000     9,890
         ------------------------------------------- --------- --------
         Security and Commodity Brokers - 0.2%
           Morgan Stanley, FRCP,
            4.09%, 12/1/05                              5,000     5,000
         ------------------------------------------- --------- --------
         Single Seller Conduits - 0.8%
           Blue Spice LLC,
            4.17%, 1/6/06                              15,000    14,938
           Picaros Funding LLC,
            4.16%, 4/3/06                               3,000     2,957
         ------------------------------------------- --------- --------
                                                                 17,895
         ------------------------------------------- --------- --------

                                                     PRINCIPAL
                                                      AMOUNT    VALUE
                                                      (000S)    (000S)
         COMMERCIAL PAPER - 32.8% - CONTINUED
         Structured Investment Vehicles - 3.0%
           Aquifer Funding LLC,
            4.05%, 12/6/05                            $10,000  $  9,994
           Grampian Funding Ltd.,
            3.64%, 12/16/05                             5,000     4,993
            3.54%, 12/20/05                            15,000    14,972
           Solitaire Funding LLC,
            4.24%, 1/23/06                             15,000    14,906
           Surrey Funding Corp.,
            4.21%, 1/17/06                             15,000    14,918
           White Pine Finance LLC, FRCP,
            4.05%, 12/12/05                            10,000    10,000
         ------------------------------------------  --------- --------
                                                                 69,783
         ------------------------------------------  --------- --------
         Total Commercial Paper (Cost $757,021)                 757,021

         CORPORATE NOTES/BONDS - 15.0%
         Bank Holding Companies - 1.1%
           Citigroup Global Markets, FRN,
            3.88%, 12/16/05                            25,000    25,002
         ------------------------------------------  --------- --------
         Domestic Depository Institutions - 1.5%
           American Express Bank, FSB, FRN,
            4.08%, 12/16/05                             5,000     5,000
            4.14%, 12/19/05                            10,000    10,003
           Bank One Corp., FRN,
            4.39%, 2/6/06                               8,000     8,004
           HSBC USA, Inc., FRN,
            4.19%, 12/15/05                             5,000     5,000
           U.S. Bank N.A., FRN,
            3.76%, 12/5/05                              6,000     6,000
         ------------------------------------------  --------- --------
                                                                 34,007
         ------------------------------------------  --------- --------
         Foreign Depository Institutions - 2.6%
           Australia and New Zealand Banking Group,
            FRN, /(1)/
            4.15%, 12/23/05                             3,000     3,000
           Nationwide Building Society, FRN, /(1)/
            4.03%, 12/28/05                             5,000     5,000
           Nordea Bank, New York Branch, FRN,/ (1)/
            4.10%, 12/12/05                             7,000     7,000
           Royal Bank of Canada, FRN,
            4.13%, 12/12/05                            15,000    15,000
           Royal Bank of Scotland PLC, FRN,/ (1)/
            4.13%, 12/21/05                            15,000    15,000
            4.40%, 2/24/06                              5,000     5,002

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 9 LIQUID ASSETS PORTFOLIO

                      ---------------------------------------------------------
                                                        LIQUID ASSETS PORTFOLIO
                                                                           ----
       SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2005


       LIQUID ASSETS PORTFOLIO (continued)

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
        CORPORATE NOTES/BONDS - 15.0% - CONTINUED
        Foreign Depository Institutions - 2.6% - (continued)
          Westpac Banking Corp., FRN,
           3.84%, 12/12/05                              $10,000  $10,000
        ---------------------------------------------  --------- -------
                                                                  60,002
        ---------------------------------------------  --------- -------
        Insurance Carriers - 0.9%
          Allstate Life Global Funding II, FRN, /(1)/
           4.15%, 12/15/05                               10,000   10,000
          MET Life, Global Funding I, FRN,/ (1)/
           4.18%, 12/15/05                               10,000   10,000
        ---------------------------------------------  --------- -------
                                                                  20,000
        ---------------------------------------------  --------- -------
        Non-Depository Personal Credit - 2.7%
          General Electric Capital Corp., FRN,
           4.19%, 12/9/05                                15,000   15,006
           4.02%, 12/19/05                               18,000   18,020
          HSBC Finance Corp., FRN,
           4.18%, 12/28/05                               25,000   25,000
          SLM Corp., FRN, /(1)/
           4.14%, 12/1/05                                 5,000    5,000
        ---------------------------------------------  --------- -------
                                                                  63,026
        ---------------------------------------------  --------- -------
        Security and Commodity Brokers - 2.0%
          Goldman Sachs Group, FRN,
           4.18%, 12/1/05                                15,000   15,000
          Lehman Brothers Holdings, FRN,
           4.26%, 12/22/05                                5,000    5,000
          Merrill Lynch & Co., FRN, MTN,
           4.32%, 12/12/05                               15,000   15,008
          Morgan Stanley, FRN,
           4.24%, 12/27/05                               12,000   12,000
        ---------------------------------------------  --------- -------
                                                                  47,008
        ---------------------------------------------  --------- -------
        Structured Investment Vehicles - 4.2%
          Beta Finance, Inc., FRN, MTN, /(1)/
           4.11%, 12/15/05                                5,000    5,000
           4.14%, 1/20/06                                 9,000    8,999
          CC U.S.A., Inc., FRN, MTN, /(1)/
           4.10%, 12/14/05                                6,000    6,001
           4.13%, 1/13/06                                 5,000    5,001
           4.39%, 2/27/06                                10,000   10,002
          Dorada Finance, Inc., FRN, /(1)/
           4.19%, 12/1/05                                 2,000    2,001
           4.09%, 12/15/05                                6,000    6,000
           4.11%, 12/15/05                                5,000    5,001
           4.09%, 1/6/06                                 10,000   10,001

                                                      PRINCIPAL
                                                       AMOUNT    VALUE
                                                       (000S)    (000S)
       CORPORATE NOTES/BONDS - 15.0% - CONTINUED
       Structured Investment Vehicles - 4.2% - (continued)
         Five Finance, FRN, /(1)/
          4.04%, 12/1/05                               $ 5,000  $  4,999
         Links Finance LLC, FRN, MTN,/ (1) (2)/
          4.07%, 12/14/05                                5,000     4,999
         Sigma Finance, Inc., FRN, /(1)/
          4.05%, 12/12/05                                5,000     4,999
          4.12%, 12/20/05                               15,000    14,999
          4.15%, 12/27/05                                8,000     8,000
       ---------------------------------------------- --------- --------
                                                                  96,002
       ---------------------------------------------- --------- --------
       Total Corporate Notes/Bonds (Cost $345,047)               345,047

       EURODOLLAR TIME DEPOSITS - 4.5%
       Domestic Depository Institutions - 1.0%
         Branch Bank and Trust Co., Grand Cayman,
          4.04%, 12/1/05                                20,000    20,000
         National City Bank, Indianapolis, Grand
          Cayman,
          4.02%, 12/1/05                                 3,270     3,270
       ---------------------------------------------- --------- --------
                                                                  23,270
       ---------------------------------------------- --------- --------
       Foreign Depository Institutions - 3.5%
         Deutsche Bank, Grand Cayman,
          4.04%, 12/1/05                                20,000    20,000
         Dexia Bank, Brussels, Belgium,
          4.04%, 12/1/05                                15,000    15,000
         National Australia Bank, Grand Cayman,
          4.08%, 12/19/05                               15,000    15,000
         Rabobank Nederland, Grand Cayman,
          4.00%, 12/5/05                                15,000    15,000
         San Paolo IMI, Nassau,
          4.05%, 12/1/05                                15,000    15,000
       ---------------------------------------------- --------- --------
                                                                  80,000
       ---------------------------------------------- --------- --------
       Total Eurodollar Time Deposits (Cost $103,270)            103,270

       MUNICIPAL INVESTMENTS - 2.8%
       Administration of Environmental and Housing Programs - 0.8%
         State of Texas G.O. Taxable, Veterans' Land
          Refunding Bonds, Series 2000A,
          4.07%, 12/7/05                                18,670    18,670
       ---------------------------------------------- --------- --------

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 10 LIQUID ASSETS PORTFOLIO

                      ---------------------------------------------------------
                                                        LIQUID ASSETS PORTFOLIO
                                                                           ----
       SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2005


       LIQUID ASSETS PORTFOLIO (continued)

                                                       PRINCIPAL
                                                        AMOUNT     VALUE
                                                        (000S)     (000S)
     MUNICIPAL INVESTMENTS - 2.8% - CONTINUED
     Educational Services - 0.2%
       Savannah, College of Art and Design,
        Taxable, VRDB, Series 2004,
        4.19%, 12/7/05                                  $ 5,600  $    5,600
     ------------------------------------------------  --------- ----------
     Electric Services - 0.2%
       M-S-R Public Power Agency, California,
        Taxable, Series 1998G, San Juan Project,
        4.10%, 12/7/05                                    5,700       5,700
     ------------------------------------------------  --------- ----------
     Executive, Legislative and General Government - 0.2%
       Cook County, Illinois, G.O. Taxable Bonds,
        Series 2004D,
        4.31%, 12/7/05                                    5,000       5,000
     ------------------------------------------------  --------- ----------
     Public Finance, Tax and Monetary - 0.7%
       Oakland-Alameda County Coliseum Authority
        CP Taxable, Series 1996 A-1, Oakland
        Coliseum Arena,
        4.13%, 12/2/05                                    7,000       7,000
        4.25%, 1/19/06                                    8,000       8,000
     ------------------------------------------------  --------- ----------
                                                                     15,000
     ------------------------------------------------  --------- ----------
     Real Estate - 0.4%
       Fiore Capital LLC, Taxable VRDN, Series 2005A,
        4.19%, 12/7/05                                    8,250       8,250
     ------------------------------------------------  --------- ----------
     Water Services - 0.3%
       Olivenhain, California Municipal Water
        District COP, Taxable, Series 2002,
        4.13%, 12/7/05                                    7,340       7,340
     ------------------------------------------------  --------- ----------
     Total Municipal Investments (Cost $65,560)                      65,560
     ------------------------------------------------  --------- ----------
     Investments, at Amortized Cost ($1,677,858)                  1,677,858

     REPURCHASE AGREEMENTS - 30.3%
     (Colld. at a minimum of 102%)
     Joint Repurchase Agreements - 2.1%
       Bank of America Securities LLC, dated
        11/30/05, repurchase price $16,135
        3.93%, 12/1/05                                   16,133      16,133
       Morgan Stanley & Co., Inc., dated 11/30/05,
        repurchase price $10,757
        3.94%, 12/1/05                                   10,755      10,755
       Societe Generale, New York Branch, dated
        11/30/05, repurchase price $5,378
        3.94%, 12/1/05                                    5,378       5,378

                                                       PRINCIPAL
                                                        AMOUNT     VALUE
                                                        (000S)     (000S)
    REPURCHASE AGREEMENTS - 30.3% - CONTINUED
    (Colld. at a minimum of 102%)
    Joint Repurchase Agreements - 2.1% - (continued)
      UBS Securities LLC, dated 11/30/05,
       repurchase price $16,135
       3.94%, 12/1/05                                  $ 16,133     $16,133
    -------------------------------------------------- --------- ----------
                                                                     48,399
    -------------------------------------------------- --------- ----------
    (Colld. at a minimum of 102%)
    Repurchase Agreements - 28.2%
      Credit Suisse First Boston Corp., dated
       11/30/05, repurchase price $255,029
       4.03%, 12/1/05                                   255,000     255,000
      Lehman Brothers, Inc., dated 11/30/05,
       repurchase price $100,011
       4.09%, 12/1/05                                   100,000     100,000
      UBS Securities LLC, dated 11/30/05,
       repurchase price $295,033
       4.03%, 12/1/05                                   295,000     295,000
    -------------------------------------------------- --------- ----------
                                                                    650,000
    -------------------------------------------------- --------- ----------
    Total Repurchase Agreements (Cost $698,399)                     698,399
    -------------------------------------------------- --------- ----------
    Total Investments - 103.1% (Cost $2,376,257) /(3)/            2,376,257
       Liabilities less Other Assets - (3.1)%                       (71,093)
    -------------------------------------------------- --------- ----------
    NET ASSETS - 100.0%                                          $2,305,164

(1)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)Restricted security that has been deemed illiquid. At November 30, 2005, the value of this restricted illiquid security amounted to approximately $4,999,000 or 0.2% of net assets. Additional information on the holding is as follows:

                                                       ACQUISITION
                                           ACQUISITION     COST
              SECURITY                         DATE       (000S)
              Links Finance LLC, FRN, MTN,
               4.07%, 12/14/05                11/05      $4,999
              ---------------------------- ----------- -----------

(3)The cost for federal income tax purposes was $2,376,257.

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 11 LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO

ABBREVIATIONS AND OTHER INFORMATION

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating rate and variable rate securities or the prerefunded date for these types of securities.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

                       EXPLANATION OF ABBREVIATIONS USED
                    THROUGHOUT THE SCHEDULE OF INVESTMENTS


Colld. Collateralized

COP    Certificate of Participation

CP     Commercial Paper

FRCP   Floating Rate Commercial Paper

FRN    Floating Rate Notes

FSB    Federal Savings Bank

G.O.   General Obligation

MTN    Medium Term Notes

TSB    Trustee Savings Bank

VRDB   Variable Rate Demand Bond

VRDN   Variable Rate Demand Note

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 12 LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS                             NOVEMBER 30, 2005

1. ORGANIZATION

Northern Institutional Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 22 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Liquid Assets Portfolio (the "Portfolio") seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. Northern Trust Investments, N.A. ("NTI"), a direct subsidiary of The Northern Trust Company ("Northern Trust"), serves as the investment adviser for the Portfolio. Northern Trust also serves as the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - The investments held by the Portfolio are valued at amortized cost, which the investment adviser has determined, pursuant to Board authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolio, at the Bank of New York or JPMorgan Chase which, in turn, hold securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago.

The nature and terms of the collateral received for the repurchase agreements are as follows:

                                                      MATURITY
Name                                COUPON RATES       DATES
----                                ------------      --------
FHLMC.............................. 0.00% - 8.00% 7/1/08 - 11/1/35
FNMA............................... 0.00% - 9.50% 11/1/09 - 8/1/35

The Portfolio and other Portfolios of the Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Portfolio and does not collect any additional fees from the Portfolio for such services. The Portfolio has entered into such joint repurchase agreements at November 30, 2005, as reflected in its accompanying Schedule of Investments.

The nature and terms of the collateral received for the joint repurchase agreements are as follows:

                                                                 MATURITY
  Name                                        COUPON RATES        DATES
  ----                                        ------------- ------------------
  U.S. Treasury Bonds........................ 7.25% - 7.50% 5/15/16 - 11/15/16

C) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the straight-line method.

D) EXPENSES - The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Expenses that are not directly attributable to the Portfolio are typically allocated among all the portfolios of the Trust based on each portfolio's relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS - The Portfolio's net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by the Portfolio to Northern Trust in cash. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder's account with Northern Trust, its affiliates or its correspondents. The Portfolio may periodically make reclassifications among certain of its capital accounts to reflect differences between financial

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 13 LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (continued)                 NOVEMBER 30, 2005


reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset value of the Portfolio.

F) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Portfolio's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its shareholders.

At November 30, 2005, the capital loss carryforwards for U.S. federal income tax purposes were $6,000 expiring November 30, 2011 and $2,000 expiring November 30, 2013. The Portfolio may offset future capital gains with this capital loss carryforward.

At November 30, 2005, the tax component of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, was as follows:

                                                                  UNDISTRIBUTED
                                                                    ORDINARY
Amount in thousands                                                 INCOME *
-------------------                                               -------------
Liquid Assets....................................................    $7,511

The tax character of distributions paid during the fiscal year ended November 30, 2005 was as follows:

                                                               DISTRIBUTED FROM
                                                                   ORDINARY
 Amount in thousands                                               INCOME *
 -------------------                                           ----------------
 Liquid Assets................................................     $59,817

* Ordinary income includes taxable market discount income and short-term capital gains, if any.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets. Until further notice, the investment adviser has voluntarily agreed to waive all of the advisory fee. The effect of this waiver by the investment adviser for the fiscal year ended November 30, 2005, reduced advisory fees as shown on the accompanying Statement of Operations.

As compensation for services rendered as custodian and transfer agent, including the assumption of the expenses related thereto, Northern Trust receives compensation based on a pre-determined schedule of charges approved by the Board. Until further notice, Northern Trust has voluntarily agreed to waive all of the custodian and transfer agent fees. The effect of this fee waiver by Northern Trust for the fiscal year ended November 30, 2005, reduced fees as shown on the accompanying Statement of Operations.

The Portfolio has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. Custodian credits are reflected on the Portfolio's Statement of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

NTI and PFPC, the co-administrators of the Portfolio, are entitled to a monthly co-administration fee at the annual rate of 0.10% of the average daily net assets. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of the Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI for its duties as investment adviser and Northern Trust for its duties as transfer agent and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10% of the Portfolio's average daily net assets, NTI as co-administrator will voluntarily reimburse the Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed for the fiscal year ended November 30, 2005, under such agreements are shown on the accompanying Statement of Operations.

Northern Funds Distributors, LLC, the placement agent for the Portfolio, received no compensation under the placement agency agreement.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolio. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued other liabilities" on the Statement of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At November 30, 2005, the amount payable was approximately $5,000.

5. BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50% above the federal

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 14 LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (continued)                 NOVEMBER 30, 2005

funds rate, (ii) 0.45% above IBOR (Interbank Offered Rate) or (iii) 0.45% above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

At November 30, 2005, the Portfolio did not have any outstanding loans.

The Portfolio did not incur any interest expense during the fiscal year ended November 30, 2005.

6. CAPITAL TRANSACTIONS

Transactions for the fiscal year ended November 30, 2005 were as follows:

                               PROCEEDS FROM  PAYMENTS FOR   NET INCREASE
Amounts in thousands*           SHARES SOLD  SHARES REDEEMED IN NET ASSETS
---------------------          ------------- --------------- -------------
Liquid Assets.................  $9,639,940     $(9,401,406)    $238,534

* The number of shares approximates the dollar amount of transactions.

Transactions for the fiscal year ended November 30, 2004 were as follows:

                                     PROCEEDS FROM  PAYMENTS FOR   NET INCREASE
Amounts in thousands*                 SHARES SOLD  SHARES REDEEMED IN NET ASSETS
---------------------                ------------- --------------- -------------
Liquid Assets.......................  $14,363,228   $(13,598,443)    $764,785

* The number of shares approximates the dollar amount of transactions.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 15 LIQUID ASSETS PORTFOLIO

                      ---------------------------------------------------------
                                                        LIQUID ASSETS PORTFOLIO
                                                                           ----
       REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE NORTHERN INSTITUTIONAL FUNDS SHAREHOLDERS AND
BOARD OF TRUSTEES:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Liquid Assets Portfolio (the "Portfolio") of the Northern Institutional Funds as of November 30, 2005, and the related statement of operations, statement of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification of securities owned at November 30, 2005 by physical examination of the securities held by the custodian and by correspondence with central depositories and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liquid Assets Portfolio at November 30, 2005, the results of its operations, the changes in its net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP

Chicago, Illinois
January 18, 2006

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 16 LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO

FUND EXPENSES                                     NOVEMBER 30, 2005 (UNAUDITED)

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees; distribution (12b-l) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2005 through November 30, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 6/1/05 - 11/30/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                         BEGINNING  ENDING
                                          ACCOUNT  ACCOUNT        EXPENSE
                                 EXPENSE   VALUE    VALUE          PAID*
                                  RATIO   6/1/05   11/30/05  6/1/05 - 11/30/05
                                 ------- --------- --------  -----------------
  Actual........................  0.10%  $1,000.00 $1,017.70       $0.51
  Hypothetical..................  0.10%  $1,000.00 $1,024.57       $0.51**

* Expenses are calculated using the Portfolio's annualized expense ratio, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

** Hypothetical expenses are based on the Portfolio's actual annualized expense ratio and an assumed rate of return of 5% per year before expenses.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 17 LIQUID ASSETS PORTFOLIO

                      ---------------------------------------------------------
                                                        LIQUID ASSETS PORTFOLIO
                                                                           ----
       TRUSTEES AND OFFICERS
                                                  NOVEMBER 30, 2005 (UNAUDITED)



Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 53 portfolios in the Northern Funds Complex -- Northern Institutional Funds offers 22 portfolios and Northern Funds offers 31 portfolios. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/637-1380.

  NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------
William L. Bax           . Managing Partner of               . Sears Holding Corp.
Age 62                     PricewaterhouseCoopers (an         (a retail company).
Trustee since 2005         accounting firm) from 1999 to
                           2003;
                         . Director of Big Shoulders Fund
                           since 1997;
                         . Director of Children's Memorial
                           Hospital since 1997;
                         . Trustee of DePaul University
                           since 1998.
--------------------------------------------------------------------------------------
Richard G. Cline         . Chairman and President of         . PepsiAmericas (a soft
Age 70                     Hawthorne Investors, Inc. (a       drink bottling
Trustee since 1997         management advisory services and   company);
                           private investment company)       . Ryerson Tull, Inc.
                           since 1996;                        (a metals distribution
                         . Managing Partner of Hawthorne      company).
                           Investments, LLC (a management
                           advisory services and private
                           investment company) since 2001;
                         . Managing Member of Hawthorne
                           Investments II, LLC (a private
                           investments company) since 2004;
                         . Chairman and Director of
                           Hussmann International, Inc. (a
                           refrigeration company) from 1998
                           to 2000.
--------------------------------------------------------------------------------------
Edward J. Condon, Jr.    . Chairman and CEO of The Paradigm  . None
Age 65                     Group, Ltd. (a financial
Trustee since 1994         adviser) since 1993;
                         . Principal and Co-Founder of
                           Paradigm Capital since 1996;
                         . Senior Partner of NewEllis
                           Ventures since 2001;
                         . Member of the Board of Managers
                           of The Liberty Hampshire
                           Company, LLC (a receivable
                           securitization company) from
                           1996 to 2001;
                         . Director of Financial Pacific
                           Company (a small business
                           leasing company) from 1998 to
                           2004;
                         . Member and Director of the
                           Illinois Venture Capital
                           Association since 2001;
                         . Trustee at Dominican University;
                         . Member of the Board of Directors
                           of the Children's Museum;
                         . Member of the Board of
                           Governors, the Metropolitan Club.
--------------------------------------------------------------------------------------
William J. Dolan/(3)/    . Financial Consultant at Ernst &   . None
Age 73                     Young LLP (an accounting firm)
Trustee since 2000         from 1992 to 1993 and 1997.
--------------------------------------------------------------------------------------
Sharon Gist Gilliam      . Executive Vice President of       . None
Age 62                     Unison-Maximus, Inc. (an
Trustee since 2001         aviation and governmental
                           consulting company).
--------------------------------------------------------------------------------------
Sandra Polk Guthman      . CEO of Polk Bros. Foundation (an  . None
Age 61                     Illinois not-for-profit
Trustee since 1997         corporation) since 1993;
                         . Director of MBIA Insurance Corp.
                           of Illinois (a municipal bond
                           insurance company) since 1994;
                         . Director of STS Consultants,
                           Ltd. (an employee-owned
                           engineering consulting firm).

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 18 LIQUID ASSETS PORTFOLIO

                      ---------------------------------------------------------
                                                        LIQUID ASSETS PORTFOLIO
                                                                           ----
       TRUSTEES AND OFFICERS (continued)
                                                  NOVEMBER 30, 2005 (UNAUDITED)




NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------
  Michael E. Murphy      . President of Sara Lee Foundation  . Coach, Inc.;
  Age 69                   (a philanthropic organization)    . Payless Shoe Source,
  Trustee since 2000       from 1997 to 2001.                 Inc. (a retail shoe store
                                                              business);
                                                             . GATX Corporation
                                                              (a railroad holding
                                                              company).
-----------------------------------------------------------------------------------------
  Richard P. Strubel     . Vice Chairman, President and      . Gildan Activewear,
  Age 66                   Chief Operating Officer of UNext   Inc. (an athletic
  Trustee since 1982       Inc. (a provider of educational    clothing marketing
                           services via the Internet) since   and manufacturing
                           2003 and 1999, respectively;       company);
                         . Director of Cantilever            . Goldman Sachs
                           Technologies (a private software   Mutual Fund
                           company) since 1999.               Complex (65
                                                              portfolios);
                                                             . Goldman Sachs
                                                              Closed-End Fund.

  INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/                   FIVE YEARS                          HELD BY TRUSTEE
-------------------------------------------------------------------------------------------
Mary Jacobs Skinner, Esq./(4)/ . Partner in the law firm of        . None
Age 48                           Sidley Austin Brown & Wood.
Trustee since 2000
-------------------------------------------------------------------------------------------
Stephen Timbers/(4)/           . Vice Chairman of Northern Trust   . USF Corporation;
Age 61                           Corporation and The Northern      . Calamos Mutual
Trustee since 2000               Trust Company from 2003 to 2004;   Fund Complex (9
                               . President and Chief Executive      portfolios);
                                 Officer of Northern Trust         . Calamos Closed-End
                                 Investments, N.A. from 2001 to     Funds (4 portfolios).
                                 2004;
                               . President of Northern Trust
                                 Global Investments, a division
                                 of Northern Trust Corporation
                                 and Executive Vice President of
                                 The Northern Trust Company from
                                 1998 to 2003.

(1)Each Trustee may be contacted by writing to the Trustee, c/o Jeffrey A. Dalke, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)Retired December 31, 2005.

(4)An "interested person", as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Timbers is deemed to be an interested Trustee because he is a former officer, director, employee and is a shareholder of Northern Trust Corporation and/or its affiliates.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 19 LIQUID ASSETS PORTFOLIO

                      ---------------------------------------------------------
                                                        LIQUID ASSETS PORTFOLIO
                                                                           ----
       TRUSTEES AND OFFICERS (continued)
                                                  NOVEMBER 30, 2005 (UNAUDITED)




  OFFICERS OF THE TRUST/(1)/

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                             FIVE YEARS
-----------------------------------------------------------------------
Lloyd A. Wennlund                   . Executive Vice President since
Age: 48                               2003 and Director since 2001 of
50 South LaSalle Street               Northern Trust Investments,
Chicago, IL 60675                     N.A.; Executive Vice President
President since 2000                  and other positions at The
                                      Northern Trust Company,
                                      President of Northern Trust
                                      Securities, Inc., and Managing
                                      Executive, Mutual Funds for
                                      Northern Trust Global
                                      Investments since 1989.
-----------------------------------------------------------------------
Eric K. Schweitzer                  . Senior Vice President at
Age: 44                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2001 and Senior Vice
Chicago, IL 60675                     President at The Northern Trust
Vice President since 2000             Company and the Director of
                                      Distribution, Product Management
                                      and Client Services in the
                                      Mutual Fund Group of Northern
                                      Trust Global Investments since
                                      2000; Managing Director of
                                      Mutual Funds for U.S. Bancorp
                                      from 1997 to 2000.
-----------------------------------------------------------------------
Stuart Schuldt                      . Senior Vice President and
Age: 43                               Division Manager of Fund
50 South LaSalle Street               Administration and Fund
Chicago, IL 60675                     Accounting at The Northern Trust
Treasurer since 2005                  Company since 1998.
Assistant Treasurer from 2002-2005
-----------------------------------------------------------------------
Susan J. Hill                       . Senior Vice President of
Age: 49                               Compliance of Northern Trust
50 South LaSalle Street               Global Investments
Chicago, IL 60675                     Administration since 2004; Vice
Chief Compliance Officer since 2004   President of Compliance of
                                      Northern Trust Global
                                      Investments Administration from
                                      2000 to 2004; Vice President at
                                      Van Kampen Investments from 1992
                                      to 2000.
-----------------------------------------------------------------------
Wes L. Ringo                        . Senior Vice President of
Age: 54                               Northern Trust Investments, N.A.
50 South LaSalle Street               and Compliance Director of
Chicago, IL 60675                     Northern Trust Securities, Inc.
Anti-Money Laundering                 since 2001; Managing Director,
Compliance Officer since 2002         Assistant General Counsel and
                                      Director of Regulatory Affairs
                                      of U.S. Bancorp Piper Jaffray
                                      from 1996 to 2001.
-----------------------------------------------------------------------
Brian Ovaert                        . Senior Vice President and Head
Age: 44                               of Worldwide Fund Administration
50 Bank Street                        at The Northern Trust Company
Canary Wharf                          overseeing Fund Accounting,
London, E1 45 NT                      Transfer Agent and Fund
Assistant Treasurer since 2005        Administration functions since
Treasurer from 2002-2005              1998.
-----------------------------------------------------------------------
Jeffrey A. Dalke, Esq.              . Partner in the law firm of
Age: 55                               Drinker Biddle & Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2000

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 20 LIQUID ASSETS PORTFOLIO

                      ---------------------------------------------------------
                                                        LIQUID ASSETS PORTFOLIO
                                                                           ----
       TRUSTEES AND OFFICERS (continued)
                                                  NOVEMBER 30, 2005 (UNAUDITED)






NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                        FIVE YEARS
------------------------------------------------------------------
Linda J. Hoard, Esq.           . Senior Counsel and Senior Vice
Age: 58                          President at PFPC Inc. since
99 High Street, 27th Floor       1998.
Boston, MA 02110
Assistant Secretary since 1999
------------------------------------------------------------------
Lori V. O'Shaughnessy, Esq.    . Counsel and Vice President at
Age: 34                          PFPC Inc. since 2005; Associate
99 High Street, 27th Floor       Counsel and Director at PFPC
Boston, MA 02110                 Inc. from 2002 to 2005;
Assistant Secretary since 2003   Associate Counsel at Investors
                                 Bank & Trust Company (a
                                 financial service provider) from
                                 2001 to 2002; Manager in the
                                 Regulatory Administration
                                 Department of PFPC Inc. prior
                                 thereto.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 21 LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Form N-Q is available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800/SEC-0330.

PROXY VOTING

A description of Northern Institutional Funds' Proxy Voting Policies and Procedures and the Fund's portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by visiting Northern Institutional Funds' Web site at northerninstitutionalfunds.com or the SEC's Web site at sec.gov or by calling the Northern Institutional Funds Center at 800/621-1911.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 22 LIQUID ASSETS PORTFOLIO

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics"). The registrant has not amended its Code of Ethics during the period covered by this report.

(b) The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

(c) The registrant's Code of Ethics is incorporated into this report by reference to its report on Form N-CSR filed on February 6, 2004.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR), serving on its Audit Committee. William L. Bax is the "audit committee financial expert" and is "independent" (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant's Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant's Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) - 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Ernst & Young LLP ("E&Y") related to the registrant. E&Y billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years as follows:

                                          2005                                     2004
                       ------------------------------------------ ---------------------------------------
                                                                                              All other
                                                                                               fees and
                                     All fees and All other fees                All fees and services to
                       All fees and  services to   and services   All fees and  services to    service
                       services to     service      to service    services to     service     affiliates
                        the Trust     affiliates  affiliates that  the Trust     affiliates  that did not
                        that were     that were       did not      that were     that were     require
                           pre-          pre-      require pre-       pre-          pre-         pre-
                         approved      approved      approval       approved      approved     approval
                       ------------  ------------ --------------- ------------  ------------ ------------
(a) Audit Fees           $332,200          N/A          N/A         $274,800          N/A         N/A

(b) Audit-Related Fees   $      0      $20,000(2)      $  0         $      0      $15,000(2)     $  0

(c) Tax Fees             $ 52,800(1)   $     0         $  0         $ 37,700(1)   $     0        $  0

(d) All Other Fees       $      0      $28,700(3)      $  0         $      0      $     0        $  0

(1) Federal and State tax return review, Excise tax return review.
(2) Agreed upon procedures relating to transfer agent
(3) On-call advisory services for the Accounting Policy Group/Technical Support

"Service affiliates" as it relates to the aggregate "Audit Fees," "Tax Fees" and "All Other Fees" that were billed by E&Y for the fiscal years ended November 30, 2005 and November 30, 2004 relate to services rendered on behalf of Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL") and entities controlling, controlled by or under common control with NTI and NTGIL that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant that are reasonably related to the performance of the audit or review of the registrant's financial statements, but not reported as "Audit Fees."

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant's Audit Committee Charter adopted on July 29, 2003, and amended on October 28, 2003 and August 5, 2005, to the extent required by applicable regulations, all audit and non-audit services provided by the independent accountants shall either be: (a) pre-approved by the registrant's Audit Committee as a whole; or (b) between meetings of the Audit Committee by the Chairman of the Audit Committee and the registrant's designated Audit Committee Financial Expert (if any) acting jointly (if both are available or singly (if either is unavailable)), provided that, in each case, such pre-approvals must be report to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved

The registrant's Audit Committee pre-approved 100% of the non-audit fees billed to the registrant and its service affiliates during the registrant's last two fiscal years.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $101,500 and $52,700 for 2005 and 2004, respectively.

Item 4(h): Non-Audit Services and Independent Accountant's Independence

The registrant's Audit Committee has considered whether the provision of services other than audit services performed by the registrant's independent accountants and service affiliates is compatible with maintaining the accountant's independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under
Item 1 of this report on Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Exhibit 99.CODE: Incorporated by reference to Exhibit 11(a)(1)report filed on Form N-CSR on February 6, 2004 (Accession Number 0001193125-04-016223).

(a)(2) Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Northern Institutional Funds

By (Signature and Title) /s/ Lloyd A. Wennlund
                         --------------------------------------------
                         Lloyd A. Wennlund, President
                         (Principal Executive Officer)

Date: January 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Lloyd A. Wennlund
                         --------------------------------------------
                         Lloyd A. Wennlund, President
                         (Principal Executive Officer)

Date: January 31, 2006

By (Signature and Title) /s/ Stuart N. Schuldt
                         --------------------------------------------
                         Stuart N. Schuldt, Treasurer
                         (Principal Financial and Accounting Officer)

Date: January 31, 2006